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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30
Date of reporting period: 6/30/14

Item 1 - Reports to Shareholders

annual report
June 30, 2014

Janus Alternative Fund

Janus Diversified Alternatives Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Fund

Janus Diversified Alternatives Fund (unaudited)

FUND SNAPSHOT
We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.
John Fujiwara co-portfolio manager	Andrew Weisman co-portfolio manager	Richard R Lindsey co-portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended June 30, 2014, the Janus Diversified Alternatives Fund’s Class I Shares returned 0.30%, compared with a return of 4.37% for its primary benchmark, the Barclays U.S. Aggregate Bond Index, and 3.74% for its secondary benchmark, LIBOR + 3%.

MARKET ENVIRONMENT

A surprising delay in the Federal Reserve’s (Fed) tapering of its stimulative bond purchases helped continue a strong equity rally into the second half of 2013. Improvement in economic activity in the fourth quarter of 2013, particularly in manufacturing, housing starts and jobs, prompted the Fed to announce it would begin tapering in January. Importantly, the central bank also assured the markets it would maintain its ultra-low interest rate policy for a still-lengthy period. Signs of an improving U.S. economy temporarily gave way to an unusually cold winter during the first quarter of 2014, which significantly impacted (albeit briefly) commodities and distorted manufacturing and purchasing data, among others. The wintry setback contributed to the 10-year Treasury yield dipping early in 2014, leading to a rally in the fixed income markets that continued through period end. With the Fed maintaining its low interest rate policy and the European Central Bank taking further accommodative measures to combat deflationary pressures, global equity and fixed income markets performed well in the second quarter of 2014. In the U.S., positive economic data on industrial production, home sales and employment also supported equities, while multiyear lows in the CBOE Volatility Index (a measure of market volatility) reflected sanguine investors. These positives more than offset concerns over a sectarian conflict in Iraq, which caused oil prices to spike late in the period. Emerging markets rebounded somewhat during the second quarter of 2014 after a lengthy period of underperformance, but still significantly lagged developed markets for the full period. The landslide election victory of a pro-business party in India and a rebound in emerging market currencies, which benefited from easing global liquidity, helped fuel the turnaround.

PERFORMANCE DISCUSSION

We invest in a portfolio of traditional and nontraditional investable risk-premium strategies derived from equity, fixed income, currency and commodity investments. By targeting a broad collection of statistically independent sources of return, we believe we are in a position to create a more robust portfolio that provides, over time, a generally more stable source of return with significantly less volatility than stocks and bonds.

The Fund underperformed its primary benchmark, which benefited from a surprising fall in interest rates during the first half of 2014 on dovish forward guidance from Fed Chairwoman Janet Yellen. The anticipation and realization of highly accommodative monetary policy in the euro zone aimed at preventing deflation also aided returns for both stocks and bonds. As a result of accommodative policies throughout the period, risk-premia strategies such as ours generally struggled to find traction in an environment of suppressed volatility and trends in which equity exposure was easily the largest factor driving investment returns.

Among our individual strategies, equity emerging, in which we are long emerging markets and short developed markets, weighed the most on performance. Inflation and unrest in Brazil, worries over the potential for a hard landing in China, and threats of military aggression from North Korea were among headlines that caused investors to flee emerging markets during the period. Investors started to return to emerging markets late in the period due to their attractive valuations, but generally investors remain cautious on the segment.

Another detractor, our commodity momentum strategy, which benefits from persistence in pricing trends, suffered from a sideways trading pattern for the asset class. An early 2014 commodity rally was quickly followed by a period of consolidation and retracement. The inability of commodities to sustain an uptrend presented a challenging environment for momentum investing.

Equity value, in which we are long value stocks and short growth stocks, also weighed on the Fund’s performance.

Janus Alternative Fund | 1

Janus Diversified Alternatives Fund (unaudited)

There was no clear winner between value and growth equity investing during the period, but our volatility management process, in which we reduce a strategy’s weighting during periods of higher volatility and relative weakness, resulted in a smaller exposure to the strategy during periods of recovery.

Among contributors, our global equity strategy, which is long global equities, was the largest contributor to the Fund’s performance. Supported by accommodative central bank policies, global equities rose significantly. Low volatility, signaling little perceived risks in the market, was also a prevalent characteristic.

Commodity value was another top contributor. The strategy seeks to benefit from identifying relative inventory conditions between commodities and investing in those that are signaling low inventories and selling those that are signaling high inventories. Backwardation (current prices higher than future prices) and contango (future prices higher than current prices) were good indicators of relative inventory levels. These signals were especially successful in our positioning in certain commodity markets.

Our credit strategy, which seeks to capture the return of U.S. corporate bonds, benefited from interest rates drifting lower during the second half of the period and from credit spreads narrowing. Fixed income securities generally benefited from the Fed’s reiteration that interest rates would remain low for a prolonged period, even as it winds down its monthly bond-buying program.

DERIVATIVES

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions weighed on performance. Please see “Notes to Consolidated Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

By targeting a broad collection of statistically independent sources of return, we believe we are in a position to create a more robust portfolio that provides, over time, a generally more stable source of return with significantly less volatility than stocks and bonds.

Since we don’t believe anyone is good at forecasting future returns, we are indifferent to asset class performances; however, we do develop forecasts of volatility and correlation (similarity of asset class movements) and build that into our portfolio construction process. These forecasts represent what we think the contributions to portfolio risk will be with respect to each of these relatively independent sources of return. Our goal is to estimate from a forward-looking standpoint what volatility and correlation are going to look like over the next quarter and to weight the portfolio so no one risk factor is allowed to dominate.

Due to the increasing volatility between small caps and large caps and value and growth stocks, we expect those weightings will likely decrease during the third quarter in favor of currency momentum and rates momentum, which have shown lower correlation and less volatility recently.

Additionally, in July 2014, we will replace the global equity strategy with a new equity momentum strategy, which is designed to benefit from absolute momentum in the equity markets. This change is designed to further reduce our correlation to stocks.

Looking forward, we believe as the Fed nears completion of quantitative easing, a broader collection of risk factor exposures than just being equity and fixed income should aid performance.

Thank you for investing in Janus Diversified Alternatives Fund.

2 | JUNE 30, 2014

(unaudited)

Janus Diversified Alternatives Fund At A Glance

Asset Allocation
As of June 30, 2014

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

Janus Alternative Fund | 3

Janus Diversified Alternatives Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014			Expense Ratios – per the October 28, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Diversified Alternatives Fund – Class A Shares

NAV	0.20%	–1.07%	1.88%	1.53%

MOP	–5.57%	–4.89%

Janus Diversified Alternatives Fund – Class C Shares

NAV	0.00%	–1.40%	2.76%	2.29%

CDSC	–1.00%	–1.40%

Janus Diversified Alternatives Fund – Class D Shares(1)	0.20%	–1.00%	2.17%	1.39%

Janus Diversified Alternatives Fund – Class I Shares	0.30%	–0.87%	1.53%	1.27%

Janus Diversified Alternatives Fund – Class N Shares	0.30%	–0.87%	1.53%	1.27%

Janus Diversified Alternatives Fund – Class S Shares	0.10%	–1.20%	2.01%	1.77%

Janus Diversified Alternatives Fund – Class T Shares	0.31%	–1.00%	1.76%	1.52%

Barclays U.S. Aggregate Bond Index	4.37%	1.14%

London Interbank Offered Rate (LIBOR) + 3%	3.74%	3.85%**

Morningstar Quartile – Class I Shares	4th	4th

Morningstar Ranking – based on total returns for Multialternative Funds	274/329	258/302

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | JUNE 30, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

The expense ratios shown are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Investments in commodities, commodity-linked notes, securities derivatives, futures, foreign securities, short sales and investments through a nonregistered subsidiary provide exposure to certain special risks, including greater volatility and loss of interest and principal, and may not be appropriate for all investors. Commodities are speculative and may fluctuate widely based on a variety of factors, including market movements, economic events and supply and demand disruptions. Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses.

Janus Capital has limited experience managing a risk premia investment strategy. There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Until the earlier of three years from inception or the Fund’s assets exceeding the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 1, 2014, John Fujiwara, Andrew Weisman and Richard R. Lindsey are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 28, 2012
**	The London Interbank Offered Rate (LIBOR) + 3% since inception returns are calculated from December 31, 2012.
(1)	Closed to new investors.

Janus Alternative Fund | 5

Janus Diversified Alternatives Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$993.90	$6.97	$1,000.00	$1,017.80	$7.05	1.41%

Class C Shares	$1,000.00	$995.90	$4.95	$1,000.00	$1,019.84	$5.01	1.00%

Class D Shares	$1,000.00	$992.90	$6.92	$1,000.00	$1,017.85	$7.00	1.40%

Class I Shares	$1,000.00	$994.00	$6.18	$1,000.00	$1,018.60	$6.26	1.25%

Class N Shares	$1,000.00	$994.00	$6.18	$1,000.00	$1,018.60	$6.26	1.25%

Class S Shares	$1,000.00	$993.90	$6.87	$1,000.00	$1,017.90	$6.95	1.39%

Class T Shares	$1,000.00	$994.90	$6.33	$1,000.00	$1,018.45	$6.41	1.28%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Consolidated Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2014

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments

As of June 30, 2014

Shares		Value

Money Market – 12.2%
10,255,772	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $10,255,772)	$10,255,772

Total Investments (total cost $10,255,772) – 12.2%		10,255,772

Cash, Receivables and Other Assets, net of Liabilities – 87.8%		73,716,379

Net Assets – 100%		$83,972,151

Schedule of Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value	(Depreciation)

HSBC Securities (USA), Inc.:
Australian Dollar 7/11/14	(3,051,000)	$(2,874,240)	$1,400
British Pound 7/11/14	772,000	1,320,926	(645)
Canadian Dollar 7/11/14	(846,000)	(792,765)	136
Euro 7/11/14	(138,000)	(188,957)	40
Japanese Yen 7/11/14	368,400,000	3,637,374	904
New Zealand Dollar 7/11/14	(2,258,000)	(1,974,518)	188
Norwegian Krone 7/11/14	(3,930,000)	(640,663)	272
Swedish Krona 7/11/14	(6,750,000)	(1,010,415)	628
Swiss Franc 7/11/14	2,084,000	2,350,766	(340)

Total		$(172,492)	$2,583

Schedule of Futures – Long

Unrealized
Appreciation/
Description	(Depreciation)

10-Year U.S. Treasury Note expires September 2014 28 contracts principal amount $3,503,500 Value $3,504,813	$1,313
Brent Crude expires October 2014 9 contracts principal amount $1,021,745 Value $1,005,120	(16,625)
Copper expires December 2014 2 contracts principal amount $152,925 Value $160,050	7,125
Copper expires December 2014 9 contracts principal amount $703,457 Value $720,225	16,768
Copper expires December 2014 12 contracts principal amount $950,267 Value $960,300	10,033
Euro-Bund expires September 2014 28 contracts principal amount $5,592,869 Value $5,635,720	42,851
Gold expires October 2014 1 contract principal amount $127,245 Value $132,240	4,995
Gold expires October 2014 5 contracts principal amount $622,383 Value $661,200	38,817
Gold expires October 2014 7 contracts principal amount $924,280 Value $925,680	1,400
S&P 500® E-mini expires September 2014 43 contracts principal amount $4,202,175 Value $4,197,660	(4,515)
Silver expires December 2014 1 contract principal amount $99,150 Value $105,575	6,425
Silver expires December 2014 2 contracts principal amount $212,000 Value $211,150	(850)
Silver expires December 2014 6 contracts principal amount $565,530 Value $633,450	67,920
Soybean expires May 2015 2 contracts principal amount $123,858 Value $117,575	(6,283)
Soybean expires May 2015 1 contract principal amount $61,525 Value $58,788	(2,737)
Soybean expires May 2015 13 contracts principal amount $806,461 Value $764,237	(42,224)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Alternative Fund | 7

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments

As of June 30, 2014

Unrealized
Appreciation/
Description	(Depreciation)

WTI Crude expires October 2014 8 contracts principal amount $834,939 Value $830,800	$(4,139)
WTI Crude expires October 2014 9 contracts principal amount $937,502 Value $934,650	(2,852)

Total Futures – Long	$117,422

Schedule of Futures – Short

Unrealized
Appreciation/
Description	(Depreciation)

Coffee ’C’ expires December 2014 2 contracts principal amount $134,825 Value $134,025	$800
Corn expires March 2015 5 contracts principal amount $112,492 Value $109,062	3,430
Corn expires March 2015 16 contracts principal amount $360,939 Value $349,000	11,939
Corn expires March 2015 22 contracts principal amount $509,263 Value $479,875	29,388
Cotton expires March 2015 2 contracts principal amount $77,370 Value $74,950	2,420
Cotton expires March 2015 9 contracts principal amount $349,714 Value $337,275	12,439
Cotton expires March 2015 15 contracts principal amount $586,185 Value $562,125	24,060
Live Cattle expires October 2014 1 contract principal amount $59,520 Value $61,250	(1,730)
Live Cattle expires October 2014 6 contracts principal amount $366,513 Value $367,500	(987)
Live Cattle expires October 2014 9 contracts principal amount $535,997 Value $551,250	(15,253)
Sugar #11 (World) expires March 2015 3 contracts principal amount $63,697 Value $64,579	(882)
Sugar #11 (World) expires March 2015 14 contracts principal amount $308,777 Value $301,370	7,407
Sugar #11 (World) expires March 2015 28 contracts principal amount $597,182 Value $602,739	(5,557)
U.S. Dollar Index expires September 2014 66 contracts principal amount $5,267,420 Value $5,267,526	(106)
U.S. Dollar Index expires September 2014 141 contracts principal amount $11,317,139 Value $11,253,351	63,788
Wheat expires December 2014 1 contract principal amount $33,563 Value $29,913	3,650
Wheat expires December 2014 3 contracts principal amount $114,141 Value $89,738	24,403
Wheat expires December 2014 5 contracts principal amount $152,977 Value $149,563	3,414

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

8 | JUNE 30, 2014

Consolidated Schedule of Investments

As of June 30, 2014

Unrealized
Appreciation/
Description	(Depreciation)

Wheat expires December 2014 11 contracts principal amount $362,342 Value $329,037	$33,305
Wheat expires December 2014 12 contracts principal amount $361,583 Value $358,950	2,633

Total Futures – Short	$198,561

Total Return Swaps outstanding at June 30, 2014

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Barclays Capital, Inc.	$9,500,000	3 month USD LIBOR plus 20 basis points	Barclays U.S. Credit RBI Series-1 Index	8/1/14	$(104)
BNP Paribas	4,499,993	1 month USD LIBOR minus 10 basis points	Russell 2000® Total Return Index	8/5/14	(2)
BNP Paribas	45,900,000	If negative, a long/short basket of commodity indexes minus 22 basis points	If positive, a long/short basket of commodity indexes minus 22 basis points	7/31/14	6
BNP Paribas	(4,500,028)	Russell 1000® Total Return Index	1 month USD LIBOR plus 20 basis points	8/5/14	(10)
Goldman Sachs International	6,703,782	1 month USD LIBOR plus 20 basis points	S&P 500® Citigroup Pure Value	8/4/14	2
Goldman Sachs International	4,900,194	1 month USD LIBOR plus 40 basis points	MSCI Daily Total Return Net Emerging Markets	8/4/14	(2,041)
Goldman Sachs International	(4,902,743)	MSCI Daily Total Return Gross World USD	1 month USD LIBOR plus 10 basis points	8/4/14	119
Goldman Sachs International	(6,702,348)	S&P 500® Citigroup Pure Growth	1 month USD LIBOR plus 5 basis points	8/4/14	(5)

Total					$(2,035)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Alternative Fund | 9

Notes to Consolidated Schedule of Investments and Other Information

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

LLC	Limited Liability Company

°°	Rate shown is the 7-day yield as of June 30, 2014.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2014. Unless otherwise indicated, all information in the table is for the year ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Diversified Alternatives Fund
Janus Cash Liquidity Fund LLC	7,182,961	45,230,476	(42,157,665)	10,255,772	$–	$2,480	$10,255,772

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2014. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Diversified Alternatives Fund
Assets
Investments in Securities:
Money Market	$–	$10,255,772	$–

Total Investments in Securities	$–	$10,255,772	$–

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$3,568	$–
Outstanding Swap Contracts at Value	–	127	–
Variation Margin Receivable	227,916	–	–

Total Assets	$227,916	$10,259,467	$–

Liabilities
Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$985	$–
Outstanding Swap Contracts at Value	–	2,162	–
Variation Margin Payable	109,942	–	–

Total Liabilities	$109,942	$3,147	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

10 | JUNE 30, 2014

Consolidated Statement of Assets and Liabilities

Janus Diversified
As of June 30, 2014	Alternatives Fund

Assets:
Investments at cost	$10,255,772
Affiliated investments at value	10,255,772
Cash denominated in foreign currency(1)	6,777
Restricted cash (Note 1)	66,770,000
Forward currency contracts	3,568
Closed foreign currency contracts	28,468
Outstanding swap contracts at value	127
Variation margin receivable	227,916
Non-interested Trustees’ deferred compensation	1,702
Receivables:
Investments sold	7,286,589
Fund shares sold	20,586
Dividends	3,518
Foreign dividend tax reclaim	3,288
Dividends and interest on swap contracts	3,998
Other assets	269
Total Assets	84,612,578
Liabilities:
Due to custodian	250,634
Forward currency contracts	985
Closed foreign currency contracts	51,621
Outstanding swap contracts at value	2,162
Variation margin payable	109,942
Payables:
Fund shares repurchased	47,350
Dividends and interest on swap contracts	7,215
Advisory fees	98,267
Fund administration fees	685
Internal servicing cost	120
Administrative services fees	2,040
Distribution fees and shareholder servicing fees	4,410
Administrative, networking and omnibus fees	529
Non-interested Trustees’ fees and expenses	1,024
Non-interested Trustees’ deferred compensation fees	1,702
Accrued expenses and other payables	61,741
Total Liabilities	640,427
Net Assets	$83,972,151

See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 11

Consolidated Statement of Assets and Liabilities  (continued)

Janus Diversified
As of June 30, 2014	Alternatives Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$84,683,176
Undistributed net investment loss*	(768,323)
Undistributed net realized loss from investment and foreign currency transactions*	(259,695)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	316,993
Total Net Assets	$83,972,151
Net Assets - Class A Shares	$4,054,950
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	412,113
Net Asset Value Per Share(2)	$9.84
Maximum Offering Price Per Share(3)	$10.44
Net Assets - Class C Shares	$3,516,139
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	359,335
Net Asset Value Per Share(2)	$9.79
Net Assets - Class D Shares	$6,169,858
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	626,271
Net Asset Value Per Share	$9.85
Net Assets - Class I Shares	$5,726,551
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	580,051
Net Asset Value Per Share	$9.87
Net Assets - Class N Shares	$57,189,876
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,792,081
Net Asset Value Per Share	$9.87
Net Assets - Class S Shares	$3,505,794
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357,143
Net Asset Value Per Share	$9.82
Net Assets - Class T Shares	$3,808,983
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	386,860
Net Asset Value Per Share	$9.85

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
(1)	Includes cost of $6,679.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Consolidated Financial Statements.

12 | JUNE 30, 2014

Consolidated Statement of Operations

Janus Diversified
For the year ended June 30, 2014	Alternatives Fund

Investment Income:
Dividends	$105,361
Dividends from affiliates	2,480
Other Income	24
Foreign tax withheld	(5,640)
Total Investment Income	102,225
Expenses:
Advisory fees	1,037,079
Internal servicing expense - Class A Shares	527
Internal servicing expense - Class C Shares	1,000
Internal servicing expense - Class I Shares	376
Shareholder reports expense	19,358
Transfer agent fees and expenses	2,824
Registration fees	75,739
Custodian fees	14,144
Professional fees	43,357
Non-interested Trustees’ fees and expenses	2,935
Fund administration fees	7,710
Administrative services fees - Class D Shares	7,156
Administrative services fees - Class S Shares	8,730
Administrative services fees - Class T Shares	9,433
Distribution fees and shareholder servicing fees - Class A Shares	7,774
Distribution fees and shareholder servicing fees - Class C Shares	13,906
Distribution fees and shareholder servicing fees - Class S Shares	7,165
Administrative, networking and omnibus fees - Class I Shares	134
Recoupment expense	31,479
Other expenses	20,346
Total Expenses	1,311,172
Less: Excess Expense Reimbursement	(213,744)
Net Expenses after Waivers and Expense Offsets	1,097,428
Net Investment Loss	(995,203)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,666,113
Futures contracts	362,449
Swap contracts	(307,704)
Total Net Realized Gain on Investments	1,720,858
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(65,068)
Futures contracts	(363,558)
Swap contracts	17,254
Total Change in Unrealized Net Appreciation/Depreciation	(411,372)
Net Increase in Net Assets Resulting from Operations	$314,283

See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 13

Consolidated Statements of Changes in Net Assets

	Janus Diversified
	Alternatives Fund
For each year or period ended June 30	2014	2013(1)(2)

Operations:
Net investment loss	$(995,203)	$(347,223)
Net realized gain/(loss) on investments	1,720,858	(1,886,449)
Change in unrealized net appreciation/depreciation	(411,372)	728,364
Net Increase/(Decrease) in Net Assets Resulting from Operations	314,283	(1,505,308)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–
Class C Shares	–	–
Class D Shares	–	–
Class I Shares	–	–
Class N Shares	–	–
Class S Shares	–	–
Class T Shares	–	–
Net Realized Gain from Investment Transactions*
Class A Shares	–	–
Class C Shares	–	–
Class D Shares	–	–
Class I Shares	–	–
Class N Shares	–	–
Class S Shares	–	–
Class T Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	–	–
Capital Share Transactions:
Shares Sold
Class A Shares	531,192	3,595,028
Class C Shares	5,000	3,652,365
Class D Shares	957,155	6,359,398
Class I Shares	223,471	6,578,444
Class N Shares	4,157,552	60,947,064
Class S Shares	–	3,578,104
Class T Shares	72,156	4,770,791
Shares Repurchased
Class A Shares	(14,965)	–
Class C Shares	(62,605)	–
Class D Shares	(817,979)	(247,608)
Class I Shares	(999,994)	–
Class N Shares	(5,109,669)	(2,042,539)
Class S Shares	–	–
Class T Shares	(53,278)	(915,907)
Net Increase/(Decrease) from Capital Share Transactions	(1,111,964)	86,275,140
Net Increase/(Decrease) in Net Assets	(797,681)	84,769,832
Net Assets:
Beginning of period	84,769,832	–
End of period	$83,972,151	$84,769,832

Undistributed Net Investment Loss*	$(768,323)	$(541,145)

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Amounts reflect current year presentation. Prior period amounts were disclosed in thousands.

See Notes to Consolidated Financial Statements.

14 | JUNE 30, 2014

Consolidated Financial Highlights

Class A Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)

Net Asset Value, Beginning of Period	$9.82	$10.00
Income from Investment Operations:
Net investment loss	(0.13)(2)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.08)
Total from Investment Operations	0.02	(0.18)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.84	$9.82
Total Return**	0.20%	(1.80)%
Net Assets, End of Period (in thousands)	$4,055	$3,523
Average Net Assets for the Period (in thousands)	$3,752	$3,557
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	3.05%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.46%	1.52%
Ratio of Net Investment Loss to Average Net Assets***	(1.34)%	(1.36)%
Portfolio Turnover Rate	59%	38%

Class C Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)

Net Asset Value, Beginning of Period	$9.78	$10.00
Income from Investment Operations:
Net investment loss	(0.15)(2)	(0.14)
Net gain/(loss) on investments (both realized and unrealized)	0.16	(0.08)
Total from Investment Operations	0.01	(0.22)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.79	$9.78
Total Return**	0.10%	(2.20)%
Net Assets, End of Period (in thousands)	$3,516	$3,566
Average Net Assets for the Period (in thousands)	$3,551	$3,578
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.89%	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.64%	2.27%
Ratio of Net Investment Loss to Average Net Assets***	(1.52)%	(2.11)%
Portfolio Turnover Rate	59%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 15

Consolidated Financial Highlights  (continued)

Class D Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)

Net Asset Value, Beginning of Period	$9.82	$10.00
Income from Investment Operations:
Net investment loss	(0.13)(2)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.16	(0.10)
Total from Investment Operations	0.03	(0.18)
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions and Other	–	–
Net Asset Value, End of Period	$9.85	$9.82
Total Return**	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$6,170	$6,008
Average Net Assets for the Period (in thousands)	$5,964	$4,995
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.66%	3.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.41%	1.39%
Ratio of Net Investment Loss to Average Net Assets***	(1.28)%	(1.23)%
Portfolio Turnover Rate	59%	38%

Class I Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)

Net Asset Value, Beginning of Period	$9.83	$10.00
Income from Investment Operations:
Net investment loss	(0.11)(2)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.09)
Total from Investment Operations	0.04	(0.17)
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions and Other	–	–
Net Asset Value, End of Period	$9.87	$9.83
Total Return**	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$5,727	$6,464
Average Net Assets for the Period (in thousands)	$6,201	$5,751
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.50%	2.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.25%	1.27%
Ratio of Net Investment Loss to Average Net Assets***	(1.13)%	(1.10)%
Portfolio Turnover Rate	59%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Consolidated Financial Statements.

16 | JUNE 30, 2014

Class N Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)

Net Asset Value, Beginning of Period	$9.83	$10.00
Income from Investment Operations:
Net investment loss	(0.11)(2)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.12)
Total from Investment Operations	0.04	(0.17)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.87	$9.83
Total Return**	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$57,190	$57,935
Average Net Assets for the Period (in thousands)	$57,130	$30,839
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.49%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.25%	1.25%
Ratio of Net Investment Loss to Average Net Assets***	(1.13)%	(1.06)%
Portfolio Turnover Rate	59%	38%

Class S Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)

Net Asset Value, Beginning of Period	$9.81	$10.00
Income from Investment Operations:
Net investment loss	(0.14)(2)	(0.11)
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.08)
Total from Investment Operations	0.01	(0.19)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.82	$9.81
Total Return**	0.10%	(1.90)%
Net Assets, End of Period (in thousands)	$3,506	$3,502
Average Net Assets for the Period (in thousands)	$3,492	$3,548
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.95%	3.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.58%	1.76%
Ratio of Net Investment Loss to Average Net Assets***	(1.46)%	(1.60)%
Portfolio Turnover Rate	59%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 17

Consolidated Financial Highlights  (continued)

Class T Shares

	Janus Diversified
	Alternatives Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)

Net Asset Value, Beginning of Period	$9.82	$10.00
Income from Investment Operations:
Net investment loss	(0.13)(2)	(0.11)
Net gain/(loss) on investments (both realized and unrealized)	0.16	(0.07)
Total from Investment Operations	0.03	(0.18)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.85	$9.82
Total Return**	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$3,809	$3,772
Average Net Assets for the Period (in thousands)	$3,773	$4,004
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.75%	2.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.40%	1.51%
Ratio of Net Investment Loss to Average Net Assets***	(1.28)%	(1.36)%
Portfolio Turnover Rate	59%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Consolidated Financial Statements.

18 | JUNE 30, 2014

Notes to Consolidated Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Consolidated Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The consolidated financial statements include information for the year ended June 30, 2014. The Trust offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. The Fund employs various strategies within the equity, fixed income, commodity, and currency asset classes. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the- counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in

Janus Alternative Fund | 19

Notes to Consolidated Financial Statements (continued)

accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Information on the valuation of certain derivatives is contained in Note 2. below.

Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (“Subsidiary”), which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of June 30, 2014, net assets of the Fund were $83,972,151, of which $20,244,838, or approximately 24%, represented the Fund’s ownership of the shares of the Subsidiary. The Fund owns 1,944,645 shares of the Subsidiary. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

20 | JUNE 30, 2014

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Additionally, the Fund, as a shareholder in the Subsidiary, will also indirectly bear its pro rata share of the expenses incurred by the Subsidiary.

Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the consolidated financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the consolidated financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of June 30, 2014, the Fund had restricted cash in the amount of $66,770,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Janus Alternative Fund | 21

Notes to Consolidated Financial Statements (continued)

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Investments in unregistered investment companies, forward contracts, and swaps are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, commodities-linked derivative instruments, inflation-index swaps, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended June 30, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – Commodity risk relates to the change in value of commodities or commodity-linked investments due to changes in overall market movements, volatility of the underlying

22 | JUNE 30, 2014

benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Commodity-Linked Investments
The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued utilizing current and forward currency rates obtained from one or more professional pricing services. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in

Janus Alternative Fund | 23

Notes to Consolidated Financial Statements (continued)

U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Consolidated Statement of Operations.

During the year, the Fund entered into forward contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, the Fund entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

The following table provides average ending monthly contract amounts on purchased and sold forward contracts during the year ended June 30, 2014.

Fund	Purchased	Sold

Janus Diversified Alternatives Fund	$14,415,538	$91,371,615

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price on the commodities exchange as reported by one or more professional pricing services or the Actual Settlement Price, or ASET, for mini contracts. The daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Consolidated Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e. treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the year, the Fund purchased commodity futures to increase exposure to commodity risk.

During the year, the Fund sold commodity futures to decrease exposure to commodity risk.

During the year, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the year, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the year, the Fund sold futures on currency indices to decrease exposure to currency risk.

The following table provides average ending monthly market value amounts on purchased and sold futures contracts during the year ended June 30, 2014.

Fund	Purchased	Sold

Janus Diversified Alternatives Fund	$17,364,388	$21,834,869

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to a commodity index, commodity markets, or certain common or preferred stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. The Fund is subject to equity risk, commodity risk, and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap

24 | JUNE 30, 2014

agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Fund are valued utilizing evaluated prices obtained from one or more professional pricing services or broker-dealers and are reported as an asset or liability on the Consolidated Statement of Assets and Liabilities. Realized gains and losses on swaps are reported in “Net realized gain/(loss) from swap contracts” on the Consolidated Statement of Operations.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

During the year, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the year, the Fund entered into total return swaps on equity securities or indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the year, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

The following table provides average ending monthly notional amounts on total return swaps which are long and short the reference asset during the year ended June 30, 2014.

Fund	Long	Short

Janus Diversified Alternatives Fund	$73,978,162	$31,403,691

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of June 30, 2014.

Fair Value of Derivative Instruments as of June 30, 2014

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Consolidated Statement		Consolidated Statement
for as hedging instruments	of Assets and Liabilities Location	Fair Value	of Assets and Liabilities Location	Fair Value

Janus Diversified Alternatives Fund
Commodity Contracts	Outstanding swap contracts at value	$6
Commodity Contracts	Variation margin receivable	179,774	Variation margin payable	$105,315
Currency Contracts	Forward currency contracts	3,568	Forward currency contracts	985
Currency Contracts	Variation margin receivable	38,465
Equity Contracts	Outstanding swap contracts at value	121	Outstanding swap contracts at value	2,058
Equity Contracts			Variation margin payable	4,627
Interest Rate Contracts	Variation margin receivable	9,677	Outstanding swap contracts at value	104

Total		$231,611		$113,089

Janus Alternative Fund | 25

Notes to Consolidated Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended June 30, 2014.

The effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended June 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions	Futures contracts	Swap contracts	Total

Janus Diversified Alternatives Fund
Commodity Contracts	$–	$301,717	$(182,647)	$119,070
Currency Contracts	(175,299)	(281,330)	–	(456,629)
Equity Contracts	–	(112)	(804,709)	(804,821)
Interest Rate Contracts	–	342,174	679,652	1,021,826

Total	$(175,299)	$362,449	$(307,704)	$(120,554)

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Futures contracts	Swap contracts	Total

Janus Diversified Alternatives Fund
Commodity Contracts	$–	$112,013	$6	$112,019
Currency Contracts	(278)	(70,770)	–	(71,048)
Equity Contracts	–	(4,515)	15,795	11,280
Interest Rate Contracts	–	(400,286)	1,453	(398,833)

Total	$(278)	$(363,558)	$17,254	$(346,582)

Please see the Fund’s Consolidated Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put into place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have

26 | JUNE 30, 2014

additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Consolidated Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the consolidated financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Consolidated Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Consolidated Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities, and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of June 30, 2014” table located in Note 2 of these Notes to Consolidated Financial Statements.

Offsetting of Financial Assets and Derivative Assets

		Gross Amounts in the
	Gross Amounts	Consolidated Statement of
Counterparty	of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

BNP Paribas	$6	$(6)	$–	$–
Goldman Sachs International	121	(121)	–	–
HSBC Securities (USA), Inc.	3,568	(985)	–	2,583

Total	$3,695	$(1,112)	$–	$2,583

Janus Alternative Fund | 27

Notes to Consolidated Financial Statements (continued)

Offsetting of Financial Liabilities and Derivative Liabilities

		Gross Amounts in the
	Gross Amounts	Consolidated Statement of
Counterparty	of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Barclays Capital, Inc.	$104	$–	$–	$104
BNP Paribas	12	(6)	(6)	–
Goldman Sachs International	2,046	(121)	–	1,925
HSBC Securities (USA), Inc.	985	(985)	–	–

Total	$3,147	$(1,112)	$(6)	$2,029

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Consolidated Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s and the Subsidiary’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily		Contractual Investment
Net Assets		Advisory Fee (%)
of the Fund		(annual rate)

First $	1 Billion	1.00
Over $	1 Billion	0.95

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to

28 | JUNE 30, 2014

existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Under separate distribution and shareholder servicing plans (each, a “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Payments under each Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund, or reimburse expenses, in an amount equal to the amount, if any, that the Fund’s normal operating expenses, which include the other expenses of the Subsidiary, in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2014. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Consolidated Statement of Operations.

Expense
Fund	Limit (%)

Diversified Alternatives Fund	1.25

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the year ended June 30, 2014, Janus Capital recovered $31,479 from the Fund. This amount is disclosed as “Recoupment expense” on the Consolidated Statement of Operations. As of June 30, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $490,344. The recoupment of such reimbursements expires December 28, 2015.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Consolidated Statement of Assets and Liabilities as an asset, “Noninterested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the

Janus Alternative Fund | 29

Notes to Consolidated Financial Statements (continued)

Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $285,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2014.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $518,025 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2014. The Fund’s portion is reported as part of “Other Expenses” on the Consolidated Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Diversified Alternatives Fund	$87

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2014.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. There were no CDSCs paid by redeeming shareholders of Class C Shares to Janus Distributors during the year ended June 30, 2014.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Consolidated Schedule of Investments and Other Information.

As of June 30, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Fund
Fund	Owned	Owned

Janus Diversified Alternatives Fund - Class A Shares	87%	4%
Janus Diversified Alternatives Fund - Class C Shares	99	4
Janus Diversified Alternatives Fund - Class D Shares	57	4
Janus Diversified Alternatives Fund - Class I Shares	62	4
Janus Diversified Alternatives Fund - Class N Shares	99	68
Janus Diversified Alternatives Fund - Class S Shares	100	4
Janus Diversified Alternatives Fund - Class T Shares	92	4

30 | JUNE 30, 2014

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below.

These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Diversified Alternatives Fund	$–	$–	$(156,866)	$(452,932)	$–	$209,506	$(310,733)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2014

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Diversified Alternatives Fund	$(156,866)	$–	$(156,866)

During the year ended June 30, 2014, the following capital loss carryover was utilized by the Fund as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Diversified Alternatives Fund	$1,102,337

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are investments in partnerships and futures contracts.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Diversified Alternatives Fund	$10,566,505	$2,196	$(312,929)

Janus Alternative Fund | 31

Notes to Consolidated Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Diversified Alternatives Fund	$–	$–	$–	$(474,044)

For the period ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Diversified Alternatives Fund(1)	$–	$–	$–	$(5,953)

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed
Fund	to Capital	Investment Income/Loss	Net Realized Gain/Loss

Janus Diversified Alternatives Fund	$(474,045)	$768,025	$(293,980)

6.	Capital Share Transactions

	Janus Diversified
	Alternative Fund
For each year or period ended June 30	2014	2013(1)(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	54,802	358,845
Reinvested dividends and distributions	–	–
Shares repurchased	(1,534)	–
Net Increase/(Decrease) in Fund Shares	53,268	358,845
Shares Outstanding, Beginning of Period	358,845	–
Shares Outstanding, End of Period	412,113	358,845
Transactions in Fund Shares – Class C Shares:
Shares sold	513	364,616
Reinvested dividends and distributions	–	–
Shares repurchased	(5,794)	–
Net Increase/(Decrease) in Fund Shares	(5,281)	364,616
Shares Outstanding, Beginning of Period	364,616	–
Shares Outstanding, End of Period	359,335	364,616

32 | JUNE 30, 2014

	Janus Diversified
	Alternative Fund
For each year or period ended June 30	2014	2013(1)(2)

Transactions in Fund Shares – Class D Shares:
Shares sold	98,196	636,491
Reinvested dividends and distributions	–	–
Shares repurchased	(83,481)	(24,935)
Net Increase/(Decrease) in Fund Shares	14,715	611,556
Shares Outstanding, Beginning of Period	611,556	–
Shares Outstanding, End of Period	626,271	611,556
Transactions in Fund Shares – Class I Shares:
Shares sold	22,808	657,544
Reinvested dividends and distributions	–	–
Shares repurchased	(100,301)	–
Net Increase/(Decrease) in Fund Shares	(77,493)	657,544
Shares Outstanding, Beginning of Period	657,544	–
Shares Outstanding, End of Period	580,051	657,544
Transactions in Fund Shares – Class N Shares:
Shares sold	419,103	6,099,251
Reinvested dividends and distributions	–	–
Shares repurchased	(519,360)	(206,913)
Net Increase/(Decrease) in Fund Shares	(100,257)	5,892,338
Shares Outstanding, Beginning of Period	5,892,338	–
Shares Outstanding, End of Period	5,792,081	5,892,338
Transactions in Fund Shares – Class S Shares:
Shares sold	–	357,143
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	–	357,143
Shares Outstanding, Beginning of Period	357,143	–
Shares Outstanding, End of Period	357,143	357,143
Transactions in Fund Shares – Class T Shares:
Shares sold	8,111	476,719
Reinvested dividends and distributions	–	–
Shares repurchased	(5,420)	(92,550)
Net Increase/(Decrease) in Fund Shares	2,691	384,169
Shares Outstanding, Beginning of Period	384,169	–
Shares Outstanding, End of Period	386,860	384,169

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.
(2)	Amounts reflect current year presentation. Prior period amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the year ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Diversified Alternatives Fund	$15,160,066	$17,364,875	$–	$–

Janus Alternative Fund | 33

Notes to Consolidated Financial Statements (continued)

8.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Fund’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Fund’s consolidated financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s consolidated financial statements.

34 | JUNE 30, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Diversified Alternatives Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2014 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 28, 2012 (commencement of operations) through June 30, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 14, 2014

Janus Alternative Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

36 | JUNE 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Alternative Fund | 37

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

38 | JUNE 30, 2014

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

40 | JUNE 30, 2014

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Alternative Fund | 41

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

42 | JUNE 30, 2014

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Alternative Fund | 43

Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

44 | JUNE 30, 2014

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Alternative Fund | 45

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

46 | JUNE 30, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Consolidated Financial Highlights” in this report.

3.	Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Consolidated Schedule of Investments (if applicable).

4.	Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

Janus Alternative Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

48 | JUNE 30, 2014

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Alternative Fund | 49

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended June 30, 2014:

Dividends Received Deduction Percentage

Fund

Janus Diversified Alternatives Fund	100%

Qualified Dividend Income Percentage

Fund

Janus Diversified Alternatives Fund	100%

50 | JUNE 30, 2014

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Alternative Fund | 51

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

52 | JUNE 30, 2014

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Janus Alternative Fund | 53

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

54 | JUNE 30, 2014

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

John S. Fujiwara 151 Detroit Street Denver, CO 80206 DOB: 1960	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	12/12-Present	Portfolio Manager for other Janus accounts. Formerly, Senior Principal at Absolute Plus Management, LLC (2006-2012).

Richard R. Lindsey 151 Detroit Street Denver, CO 80206 DOB: 1954	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	1/14-Present	Chief Investment Strategist Liquid Alternatives Group and Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer and President of the Callcott Group, LLC (2007-2012).

Andrew B. Weisman 151 Detroit Street Denver, CO 80206 DOB: 1959	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	12/12-Present	Chief Investment Officer Liquid Alternatives Group and Senior Vice President of Janus Capital; Director of the Janus Global Diversified Risk Premia Master Fund Ltd; and Portfolio Manager for other Janus accounts. Formerly, Chief Executive Officer of WR Managed Accounts LLC (2008-2012).

Robin C. Beery† 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-7/14	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
† Ms. Beery has announced her intention to retire in third quarter 2014.

Janus Alternative Fund | 55

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

56 | JUNE 30, 2014

Notes

Janus Alternative Fund | 57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70765	125-02-93011 08-14

annual report
June 30, 2014

Janus Asset Allocation Funds

Janus Global Allocation Fund – Conservative
Janus Global Allocation Fund – Growth
Janus Global Allocation Fund – Moderate

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Funds

Janus Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT
Broad global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the fund’s overall volatility through the use of alternatives. This coupled with access to Janus Capital Group’s innovative investment expertise and solutions should provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Dan Scherman co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Conservative’s Class T Shares returned 14.35% for the 12-month period ended June 30, 2014. This compares with a return of 7.39% for the Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 13.48% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (40%).

MARKET ENVIRONMENT

During the first half of the period, global equities benefited from a “risk-on” environment, with economic optimism generally offsetting worries over when the U.S. Federal Reserve (Fed) would begin tapering its stimulative bond-buying program. Easing concerns over the Fed’s plans late in the period were reflected in a muted market response when the central bank finally announced it would begin tapering in January. Over the period’s last six months, the global economy continued its long, slow recovery, led modestly by the U.S., which appeared to overcome a winter weather-impaired first quarter with improving economic metrics. Emerging markets, which significantly lagged developed markets for the full period, rebounded late in the period, led by India, where the landslide election victory of a pro-business party prompted hopes for economic progress.

With signs of U.S. sustainable economic growth and the onset of tapering, interest rates rose early in the period and the U.S. Treasury yield curve steepened, leading to declines in government bond indices. Over the final six months, 10-year and 30-year Treasury yields fell, resulting in a slight dip in the 30-year yield and the 10-year modestly higher for the full year. Corporate credits also tightened significantly during the year. High yield and long maturity government/credit bonds were among the best performing segments in fixed income.

PERFORMANCE DISCUSSION

Janus Global Allocation Fund – Conservative invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Given its exposure to equities, the Fund significantly outperformed its primary benchmark, the Barclay’s Global Aggregate Bond Index. The Fund also beat its secondary benchmark, the Global Conservative Allocation Index, aided in part by a slight overweight in equities. Contributors were led by Janus Global Bond Fund, which benefited from being the Fund’s largest holding as of period end. Janus International Equity Fund, the Fund’s second-largest holding, was also the second-largest contributor. INTECH U.S. Value Fund also aided the Fund’s performance. Bottom contributors included Janus Diversified Alternatives Fund, Janus Forty Fund and Janus Global Select Fund, all of which were impacted by their relatively smaller weights.

OUTLOOK

We are concerned about the resilience and duration of the equity markets’ rally, but we are also eyeing fixed income positioning in anticipation of a less benign interest rate environment. We believe a moderate underweight to fixed income is appropriate at this time.

Eventually, we anticipate inflation will return and interest rates will rise, causing bonds to fall. Equity market volatility is also likely to return at some point. If both happen simultaneously, it would be a difficult environment for even an asset diversified fund such as ours. Therefore, non-correlated assets, such as the Janus Diversified Alternatives Fund among others, could play an increased role.

Thank you for investing in Janus Global Allocation Fund – Conservative.

Janus Asset Allocation Funds | 1

Janus Global Allocation Fund - Conservative (unaudited)

Janus Global Allocation Fund – Conservative (% of Net Assets)

As of June 30, 2014

Janus Global Bond Fund – Class N Shares	38.3%
Janus International Equity Fund – Class N Shares	9.0
Janus Flexible Bond Fund – Class N Shares	7.8
Janus Short-Term Bond Fund – Class N Shares	6.1
INTECH U.S. Value Fund – Class I Shares	5.7
INTECH International Fund – Class I Shares	4.5
Perkins Large Cap Value Fund – Class N Shares	4.4
Janus Diversified Alternatives Fund – Class N Shares	4.4
Janus Global Research Fund – Class I Shares	4.2
INTECH U.S. Growth Fund – Class I Shares	3.7
Janus Triton Fund – Class N Shares	2.3
Janus Global Select Fund – Class I Shares	2.2
Janus Overseas Fund – Class N Shares	2.1
Janus Global Real Estate Fund – Class I Shares	1.9
Janus Fund – Class N Shares	1.6
Perkins Small Cap Value Fund – Class N Shares	1.1
Janus Forty Fund – Class N Shares	0.7

Janus Global Allocation Fund - Conservative At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2014

2 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratios – per the October 28, 2013 prospectuses
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Global Allocation Fund – Conservative – Class A Shares

NAV	14.20%	10.39%	7.28%	1.03%

MOP	7.62%	9.09%	6.53%

Janus Global Allocation Fund – Conservative – Class C Shares

NAV	13.37%	9.58%	6.49%	1.79%

CDSC	12.37%	9.58%	6.49%

Janus Global Allocation Fund – Conservative – Class D Shares(1)	14.41%	10.57%	7.49%	0.85%

Janus Global Allocation Fund – Conservative – Class I Shares	14.46%	10.52%	7.46%	0.80%

Janus Global Allocation Fund – Conservative – Class S Shares	13.96%	10.15%	7.03%	1.21%

Janus Global Allocation Fund – Conservative – Class T Shares	14.35%	10.52%	7.46%	0.96%

Barclays Global Aggregate Bond Index	7.39%	4.60%	5.33%

Global Conservative Allocation Index	13.48%	8.61%	5.99%

Morningstar Quartile – Class T Shares	3rd	3rd	2nd

Morningstar Ranking – based on total returns for World Allocation Funds	306/496	207/274	60/230

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Asset Allocation Funds | 3

Janus Global Allocation Fund - Conservative (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 17, 2014, Enrique Chang and Dan Scherman are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

4 | JUNE 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)††

Class A Shares	$1,000.00	$1,054.20	$2.44	$1,000.00	$1,022.41	$2.41	0.48%

Class C Shares	$1,000.00	$1,051.00	$5.39	$1,000.00	$1,019.54	$5.31	1.06%

Class D Shares	$1,000.00	$1,055.50	$1.38	$1,000.00	$1,023.46	$1.35	0.27%

Class I Shares	$1,000.00	$1,056.20	$1.07	$1,000.00	$1,023.75	$1.05	0.21%

Class S Shares	$1,000.00	$1,053.50	$3.11	$1,000.00	$1,021.77	$3.06	0.61%

Class T Shares	$1,000.00	$1,056.30	$1.02	$1,000.00	$1,023.80	$1.00	0.20%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.
††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

Janus Asset Allocation Funds | 5

Janus Global Allocation Fund - Conservative

Schedule of Investments

As of June 30, 2014

Shares		Value

Mutual Funds£ – 100.0%
Alternative Funds – 6.2%
1,346,064	Janus Diversified Alternatives Fund* - Class N Shares	$13,285,651
502,295	Janus Global Real Estate Fund – Class I Shares	5,746,260

		19,031,911
Equity Funds – 41.6%
1,400,092	INTECH International Fund – Class I Shares	13,482,880
542,026	INTECH U.S. Growth Fund – Class I Shares	11,398,799
1,316,108	INTECH U.S. Value Fund – Class I Shares	17,438,436
53,323	Janus Forty Fund – Class N Shares	2,205,433
116,743	Janus Fund – Class N Shares	5,018,780
199,778	Janus Global Research Fund – Class I Shares	12,857,727
506,089	Janus Global Select Fund – Class I Shares	6,817,013
1,928,889	Janus International Equity Fund – Class N Shares	27,583,116
166,669	Janus Overseas Fund – Class N Shares	6,433,420
284,813	Janus Triton Fund – Class N Shares	6,975,077
793,702	Perkins Large Cap Value Fund – Class N Shares	13,373,880
122,971	Perkins Small Cap Value Fund – Class N Shares	3,331,281

		126,915,842
Fixed Income Funds – 52.2%
2,239,943	Janus Flexible Bond Fund – Class N Shares	23,810,601
11,041,866	Janus Global Bond Fund – Class N Shares	117,043,779
6,023,999	Janus Short-Term Bond Fund – Class N Shares	18,493,676

		159,348,056

Total Investments (total cost $262,735,684) – 100.0%		305,295,809

Cash, Receivables and Other Assets, net of Liabilities – 0%		77,335

Net Assets – 100%		$305,373,144

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2014

Janus Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT
Broad global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the fund’s overall volatility through the use of alternatives. This coupled with access to Janus Capital Group’s innovative investment expertise and solutions should provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Dan Scherman co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Growth’s Class T Shares returned 19.85% for the 12-month period ended June 30, 2014. This compares with a return of 22.95% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of 19.75% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Barclays Global Aggregate Bond Index (20%).

MARKET ENVIRONMENT

During the first half of the period, global equities benefited from a “risk-on” environment, with economic optimism generally offsetting worries over when the U.S. Federal Reserve (Fed) would begin tapering its stimulative bond-buying program. Easing concerns over the Fed’s plans late in the period were reflected in a muted market response when the central bank finally announced it would begin tapering in January. Over the period’s last six months, the global economy continued its long, slow recovery, led modestly by the U.S., which appeared to overcome a winter weather-impaired first quarter with improving economic metrics. Emerging markets, which significantly lagged developed markets for the full period, rebounded late in the period, led by India, where the landslide election victory of a pro-business party prompted hopes for economic progress.

With signs of U.S. sustainable economic growth and the onset of tapering, interest rates rose early in the period and the U.S. Treasury yield curve steepened, leading to declines in government bond indices. Over the final six months, 10-year and 30-year Treasury yields fell, resulting in a slight dip in the 30-year yield and the 10-year modestly higher for the full year. Corporate credits also tightened significantly during the year. High yield and long maturity government/credit bonds were among the best performing segments in fixed income.

PERFORMANCE DISCUSSION

Janus Global Allocation Fund – Growth invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Given its exposure to fixed income and alternatives, the Fund underperformed its primary benchmark, the MSCI All Country World Index. The Fund outperformed its secondary benchmark, Global Growth Allocation Index. Funds that contributed least to performance were Janus Diversified Alternatives Fund, Janus Asia Equity Fund and Janus Fund. Contributors were led by Janus International Equity Fund, which benefited from being the Fund’s largest position. INTECH International Fund and INTECH U.S. Value Fund, which were also aided by their relatively large weightings, were also among top contributors.

OUTLOOK

We are concerned about the resilience and duration of the equity markets’ rally, but we are also eyeing fixed income positioning in anticipation of a less benign interest rate environment. We believe a moderate underweight to fixed income is appropriate at this time.

Eventually, we anticipate inflation will return and interest rates will rise, causing bonds to fall. Equity market volatility is also likely to return at some point. If both happen simultaneously, it would be a difficult environment for even an asset diversified fund such as ours. Therefore, non-correlated assets, such as the Janus Diversified Alternatives Fund among others, could play an increased role.

Thank you for investing in Janus Global Allocation Fund – Growth.

Janus Asset Allocation Funds | 7

Janus Global Allocation Fund - Growth (unaudited)

Janus Global Allocation Fund – Growth (% of Net Assets)

As of June 30, 2014

Janus International Equity Fund – Class N Shares	16.4%
Janus Global Bond Fund – Class N Shares	14.3
INTECH International Fund – Class I Shares	9.8
INTECH U.S. Value Fund – Class I Shares	9.1
Janus Overseas Fund – Class N Shares	5.4
Perkins Large Cap Value Fund – Class N Shares	5.2
Janus Diversified Alternatives Fund – Class N Shares	5.0
INTECH U.S. Growth Fund – Class I Shares	4.8
Janus Global Real Estate Fund – Class I Shares	4.4
Janus Global Research Fund – Class I Shares	4.2
Janus Emerging Markets Fund – Class I Shares	3.7
Janus Global Select Fund – Class I Shares	3.1
Janus Forty Fund – Class N Shares	2.3
Janus Contrarian Fund – Class I Shares	2.3
Janus Triton Fund – Class N Shares	2.1
Janus Enterprise Fund – Class N Shares	2.1
Perkins Small Cap Value Fund – Class N Shares	2.1
Perkins Mid Cap Value Fund – Class N Shares	2.0
Janus Twenty Fund – Class D Shares	1.2
Janus Asia Equity Fund – Class I Shares	0.5

Janus Global Allocation Fund - Growth At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2014

8 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratios – per the October 28, 2013 prospectuses
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Global Allocation Fund – Growth – Class A Shares

NAV	19.75%	12.81%	7.44%	1.12%

MOP	12.90%	11.48%	6.70%

Janus Global Allocation Fund – Growth – Class C Shares

NAV	18.79%	11.94%	6.63%	1.92%

CDSC	17.79%	11.94%	6.63%

Janus Global Allocation Fund – Growth – Class D Shares(1)	19.95%	13.00%	7.63%	0.99%

Janus Global Allocation Fund – Growth – Class I Shares	19.95%	12.92%	7.58%	0.91%

Janus Global Allocation Fund – Growth – Class S Shares	19.52%	12.61%	7.22%	1.32%

Janus Global Allocation Fund – Growth – Class T Shares	19.85%	12.92%	7.58%	1.07%

MSCI All Country World IndexSM	22.95%	14.28%	6.16%

Global Growth Allocation Index	19.75%	12.44%	6.21%

Morningstar Quartile – Class T Shares	1st	1st	1st

Morningstar Ranking – based on total returns for World Allocation Funds	21/496	53/274	54/230

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Asset Allocation Funds | 9

Janus Global Allocation Fund - Growth (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 17, 2014, Enrique Chang and Dan Scherman are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

10 | JUNE 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)††

Class A Shares	$1,000.00	$1,054.60	$2.29	$1,000.00	$1,022.56	$2.26	0.45%

Class C Shares	$1,000.00	$1,051.00	$5.85	$1,000.00	$1,019.09	$5.76	1.15%

Class D Shares	$1,000.00	$1,055.70	$1.48	$1,000.00	$1,023.36	$1.45	0.29%

Class I Shares	$1,000.00	$1,055.70	$1.02	$1,000.00	$1,023.80	$1.00	0.20%

Class S Shares	$1,000.00	$1,053.40	$3.16	$1,000.00	$1,021.72	$3.11	0.62%

Class T Shares	$1,000.00	$1,055.00	$1.48	$1,000.00	$1,023.36	$1.45	0.29%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.
††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

Janus Asset Allocation Funds | 11

Janus Global Allocation Fund - Growth

Schedule of Investments

As of June 30, 2014

Shares		Value

Mutual Funds£ – 100.0%
Alternative Funds – 9.3%
1,440,103	Janus Diversified Alternatives Fund* - Class N Shares	$14,213,812
1,085,957	Janus Global Real Estate Fund – Class I Shares	12,423,349

		26,637,161
Equity Funds – 76.4%
2,912,258	INTECH International Fund – Class I Shares	28,045,040
652,232	INTECH U.S. Growth Fund – Class I Shares	13,716,447
1,969,517	INTECH U.S. Value Fund – Class I Shares	26,096,106
152,892	Janus Asia Equity Fund – Class I Shares	1,521,276
283,411	Janus Contrarian Fund – Class I Shares	6,524,111
1,160,557	Janus Emerging Markets Fund – Class I Shares	10,456,618
69,726	Janus Enterprise Fund – Class N Shares	6,025,025
158,324	Janus Forty Fund – Class N Shares	6,548,281
184,835	Janus Global Research Fund – Class I Shares	11,896,000
668,442	Janus Global Select Fund – Class I Shares	9,003,908
3,274,565	Janus International Equity Fund – Class N Shares	46,826,273
400,993	Janus Overseas Fund – Class N Shares	15,478,330
250,424	Janus Triton Fund – Class N Shares	6,132,882
51,292	Janus Twenty Fund – Class D Shares	3,328,840
873,885	Perkins Large Cap Value Fund – Class N Shares	14,724,970
232,788	Perkins Mid Cap Value Fund – Class N Shares	5,831,347
217,586	Perkins Small Cap Value Fund – Class N Shares	5,894,414

		218,049,868
Fixed Income Fund – 14.3%
3,847,447	Janus Global Bond Fund – Class N Shares	40,782,935

Total Investments (total cost $220,948,625) – 100.0%		285,469,964

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(37,599)

Net Assets – 100%		$285,432,365

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2014

Janus Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT
Broad global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the fund’s overall volatility through the use of alternatives. This coupled with access to Janus Capital Group’s innovative investment expertise and solutions should provide superior risk-adjusted returns over the long term.
Enrique Chang co-portfolio manager	Dan Scherman co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Moderate’s Class T Shares returned 16.96% for the 12-month period ended June 30, 2014. This compares with a return of 22.95% for its primary benchmark, the MSCI All Country World Index, and a 16.59% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

MARKET ENVIRONMENT

During the first half of the period, global equities benefited from a “risk-on” environment, with economic optimism generally offsetting worries over when the U.S. Federal Reserve (Fed) would begin tapering its stimulative bond-buying program. Easing concerns over the Fed’s plans late in the period were reflected in a muted market response when the central bank finally announced it would begin tapering in January. Over the period’s last six months, the global economy continued its long, slow recovery, led modestly by the U.S., which appeared to overcome a winter weather-impaired first quarter with improving economic metrics. Emerging markets, which significantly lagged developed markets for the full period, rebounded late in the period, led by India, where the landslide election victory of a pro-business party prompted hopes for economic progress.

With signs of U.S. sustainable economic growth and the onset of tapering, interest rates rose early in the period and the U.S. Treasury yield curve steepened, leading to declines in government bond indices. Over the final six months, 10-year and 30-year Treasury yields fell, resulting in a slight dip in the 30-year yield and the 10-year modestly higher for the full year. Corporate credits also tightened significantly during the year. High yield and long maturity government/credit bonds were among the best performing segments in fixed income.

PERFORMANCE DISCUSSION

Janus Global Allocation Fund – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk.

Given its exposure to fixed income and alternatives, the Fund underperformed its primary benchmark, the MSCI All Country World Index. The Fund outperformed its secondary benchmark, Global Moderate Allocation Index, helped in part by a slight overweight to equities. Funds that contributed least to performance were Janus Asia Equity Fund, Janus Diversified Alternatives Fund and Janus Short-Term Bond Fund. Janus Asia Equity Fund was impacted by its relative smaller weighting. Janus Short-Term Bond Fund’s performance reflected the modest returns in its asset class. The Fund’s relatively low duration in fixed income also weighed on performance. Contributors were led by Janus Global Bond Fund, which benefited from being the Fund’s largest holding as of period end. Janus International Equity Fund, the Fund’s second-largest holding, was also the second-largest contributor. INTECH U.S. Value Fund, which was aided by its relatively large weighting, was also among top contributors.

OUTLOOK

We are concerned about the resilience and duration of the equity markets’ rally, but we are also eyeing fixed income positioning in anticipation of a less benign interest rate environment. We believe a moderate underweight to fixed income is appropriate at this time.

Eventually, we anticipate inflation will return and interest rates will rise, causing bonds to fall. Equity market volatility is also likely to return at some point. If both happen

Janus Asset Allocation Funds | 13

Janus Global Allocation Fund - Moderate (unaudited)

simultaneously, it would be a difficult environment for even an asset diversified fund such as ours. Therefore, non-correlated assets, such as the Janus Diversified Alternatives Fund among others, could play an increased role.

Thank you for investing in Janus Global Allocation Fund – Moderate.

14 | JUNE 30, 2014

(unaudited)

Janus Global Allocation Fund – Moderate (% of Net Assets)

As of June 30, 2014

Janus Global Bond Fund – Class N Shares	26.5%
Janus International Equity Fund – Class N Shares	12.6
INTECH U.S. Value Fund – Class I Shares	8.3
INTECH International Fund – Class I Shares	7.6
Janus Diversified Alternatives Fund – Class N Shares	7.5
Perkins Large Cap Value Fund – Class N Shares	5.3
INTECH U.S. Growth Fund – Class I Shares	4.2
Janus Overseas Fund – Class N Shares	4.0
Janus Short-Term Bond Fund – Class N Shares	3.6
Janus Global Research Fund – Class I Shares	3.2
Janus Global Real Estate Fund – Class I Shares	2.7
Janus Global Select Fund – Class I Shares	2.3
Janus Triton Fund – Class N Shares	2.3
Janus Emerging Markets Fund – Class I Shares	2.1
Perkins Small Cap Value Fund – Class N Shares	2.1
Janus Fund – Class N Shares	1.6
Janus Twenty Fund – Class D Shares	1.3
Janus Forty Fund – Class N Shares	1.3
Janus Contrarian Fund – Class I Shares	1.2
Janus Asia Equity Fund – Class I Shares	0.3

Janus Global Allocation Fund - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Janus Asset Allocation Funds | 15

Janus Global Allocation Fund - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratios – per the October 28, 2013 prospectuses
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Global Allocation Fund – Moderate – Class A Shares

NAV	16.79%	11.67%	7.52%	1.06%

MOP	10.05%	10.36%	6.77%

Janus Global Allocation Fund – Moderate – Class C Shares

NAV	15.92%	10.82%	6.71%	1.83%

CDSC	14.92%	10.82%	6.71%

Janus Global Allocation Fund – Moderate – Class D Shares(1)	17.04%	11.84%	7.71%	0.90%

Janus Global Allocation Fund – Moderate – Class I Shares	17.10%	11.76%	7.67%	0.83%

Janus Global Allocation Fund – Moderate – Class S Shares	16.53%	11.43%	7.27%	1.25%

Janus Global Allocation Fund – Moderate – Class T Shares	16.96%	11.76%	7.67%	1.00%

MSCI All Country World IndexSM	22.95%	14.28%	6.16%

Global Moderate Allocation Index	16.59%	10.55%	6.16%

Morningstar Quartile – Class T Shares	2nd	2nd	1st

Morningstar Ranking – based on total returns for World Allocation Funds	166/496	111/274	47/230

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

16 | JUNE 30, 2014

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 17, 2014, Enrique Chang and Dan Scherman are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 17

Janus Global Allocation Fund - Moderate (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)††

Class A Shares	$1,000.00	$1,052.30	$2.19	$1,000.00	$1,022.66	$2.16	0.43%

Class C Shares	$1,000.00	$1,049.20	$5.28	$1,000.00	$1,019.64	$5.21	1.04%

Class D Shares	$1,000.00	$1,053.60	$1.32	$1,000.00	$1,023.50	$1.30	0.26%

Class I Shares	$1,000.00	$1,053.60	$1.07	$1,000.00	$1,023.75	$1.05	0.21%

Class S Shares	$1,000.00	$1,051.90	$3.00	$1,000.00	$1,021.87	$2.96	0.59%

Class T Shares	$1,000.00	$1,053.70	$1.27	$1,000.00	$1,023.55	$1.25	0.25%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.
††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

18 | JUNE 30, 2014

Janus Global Allocation Fund - Moderate

Schedule of Investments

As of June 30, 2014

Shares		Value

Mutual Funds£ – 100.0%
Alternative Funds – 10.2%
2,514,382	Janus Diversified Alternatives Fund* - Class N Shares	$24,816,948
784,130	Janus Global Real Estate Fund – Class I Shares	8,970,445

		33,787,393
Equity Funds – 59.7%
2,592,091	INTECH International Fund – Class I Shares	24,961,836
667,891	INTECH U.S. Growth Fund – Class I Shares	14,045,755
2,064,085	INTECH U.S. Value Fund – Class I Shares	27,349,127
86,786	Janus Asia Equity Fund – Class I Shares	863,522
168,789	Janus Contrarian Fund – Class I Shares	3,885,522
774,837	Janus Emerging Markets Fund – Class I Shares	6,981,282
100,365	Janus Forty Fund – Class N Shares	4,151,084
125,171	Janus Fund – Class N Shares	5,381,109
164,028	Janus Global Research Fund – Class I Shares	10,556,854
568,505	Janus Global Select Fund – Class I Shares	7,657,755
2,906,246	Janus International Equity Fund – Class N Shares	41,559,321
343,169	Janus Overseas Fund – Class N Shares	13,246,313
304,490	Janus Triton Fund – Class N Shares	7,456,957
67,990	Janus Twenty Fund – Class D Shares	4,412,568
1,033,000	Perkins Large Cap Value Fund – Class N Shares	17,406,058
257,500	Perkins Small Cap Value Fund – Class N Shares	6,975,664

		196,890,727
Fixed Income Funds – 30.1%
8,263,367	Janus Global Bond Fund – Class N Shares	87,591,693
3,874,419	Janus Short-Term Bond Fund – Class N Shares	11,894,467

		99,486,160

Total Investments (total cost $268,024,487) – 100.0%		330,164,280

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(116,121)

Net Assets – 100%		$330,048,159

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Asset Allocation Funds | 19

Notes to Schedules of Investments and Other Information

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Global Conservative Allocation Index	An internally-calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

Global Growth Allocation Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Barclays Global Aggregate Bond Index (20%).

Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

*	Non-income producing security.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2014. Unless otherwise indicated, all information in the table is for the year ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Global Allocation Fund – Conservative
INTECH International Fund – Class I Shares	1,412,859	116,059	(128,826)	1,400,092	$70,662	$337,528	$13,482,880
INTECH U.S. Growth Fund – Class I Shares	689,205	35,130	(182,309)	542,026	777,953	82,736	11,398,799
INTECH U.S. Value Fund – Class I Shares	1,151,475	276,494	(111,861)	1,316,108	116,372	718,193	17,438,436
Janus Diversified Alternatives Fund – Class N Shares	1,401,950	90,734	(146,620)	1,346,064	(23,195)	–	13,285,651
Janus Flexible Bond Fund – Class N Shares	2,647,761	241,831	(649,649)	2,239,943	(134,780)	804,143	23,810,601
Janus Forty Fund – Class N Shares	–	57,245	(3,922)	53,323	(22,025)	18,752	2,205,433
Janus Fund – Class N Shares	159,562	6,824	(49,643)	116,743	449,272	16,239	5,018,780
Janus Global Bond Fund – Class I Shares	10,977,478	333,156	(11,310,634)	–	(124,920)	373,645	–
Janus Global Bond Fund – Class N Shares	–	11,681,313	(639,447)	11,041,866	(76,889)	2,609,220	117,043,779
Janus Global Real Estate Fund – Class I Shares	260,515	284,825	(43,045)	502,295	(5,977)	136,371	5,746,260
Janus Global Research Fund – Class I Shares	216,272	13,466	(29,960)	199,778	204,237	81,790	12,857,727
Janus Global Select Fund – Class I Shares	521,290	32,384	(47,585)	506,089	30,567	41,268	6,817,013
Janus International Equity Fund – Class N Shares	2,027,122	134,471	(232,704)	1,928,889	374,067	273,190	27,583,116
Janus Overseas Fund – Class N Shares	165,860	16,857	(16,048)	166,669	(110,610)	248,660	6,433,420
Janus Short-Term Bond Fund – Class N Shares	5,036,291	1,639,656	(651,948)	6,023,999	(6,761)	291,461	18,493,676
Janus Triton Fund – Class N Shares	283,800	26,348	(25,335)	284,813	78,172	11,367	6,975,077
Perkins Large Cap Value Fund – Class N Shares	740,640	124,399	(71,337)	793,702	74,552	259,832	13,373,880
Perkins Small Cap Value Fund – Class N Shares	119,971	14,351	(11,351)	122,971	7,223	40,515	3,331,281

					$1,677,920	$6,344,910	$305,295,809

20 | JUNE 30, 2014

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Global Allocation Fund – Growth
INTECH International Fund – Class I Shares	3,208,076	250,761	(546,579)	2,912,258	$556,192	$773,643	$28,045,040
INTECH U.S. Growth Fund – Class I Shares	743,910	38,180	(129,858)	652,232	678,867	101,602	13,716,447
INTECH U.S. Value Fund – Class I Shares	1,690,343	403,847	(124,673)	1,969,517	142,489	1,063,823	26,096,106
Janus Asia Equity Fund – Class I Shares	–	158,887	(5,995)	152,892	805	–	1,521,276
Janus Contrarian Fund – Class I Shares	287,149	15,285	(19,023)	283,411	111,527	18,373	6,524,111
Janus Diversified Alternatives Fund – Class N Shares	1,451,536	104,223	(115,656)	1,440,103	(21,211)	–	14,213,812
Janus Emerging Markets Fund – Class I Shares	854,381	382,158	(75,982)	1,160,557	(45,064)	213,684	10,456,618
Janus Enterprise Fund – Class N Shares	67,020	7,364	(4,658)	69,726	27,332	15,324	6,025,025
Janus Fund – Class N Shares	142,765	2,186	(144,951)	–	2,233,587	–	–
Janus Forty Fund – Class N Shares	–	166,007	(7,683)	158,324	(46,715)	50,650	6,548,281
Janus Global Bond Fund – Class I Shares	3,791,953	95,171	(3,887,124)	–	(9,363)	64,241	–
Janus Global Bond Fund – Class N Shares	–	4,003,273	(155,826)	3,847,447	(13,160)	913,423	40,782,935
Janus Global Real Estate Fund – Class I Shares	670,914	483,704	(68,661)	1,085,957	27,762	301,773	12,423,349
Janus Global Research Fund – Class I Shares	186,722	11,117	(13,004)	184,835	57,294	71,250	11,896,000
Janus Global Select Fund – Class I Shares	675,203	40,106	(46,867)	668,442	73,431	53,931	9,003,908
Janus International Equity Fund – Class N Shares	3,295,546	209,907	(230,888)	3,274,565	198,537	448,195	46,826,273
Janus Overseas Fund – Class N Shares	429,709	41,406	(70,122)	400,993	(227,748)	650,294	15,478,330
Janus Triton Fund – Class N Shares	245,020	22,093	(16,689)	250,424	43,220	9,898	6,132,882
Janus Twenty Fund – Class D Shares	74,629	19,271	(42,608)	51,292	825,934	31,225	3,328,840
Perkins Large Cap Value Fund – Class N Shares	799,434	132,880	(58,429)	873,885	110,727	283,017	14,724,970
Perkins Mid Cap Value Fund – Class N Shares	205,204	40,825	(13,241)	232,788	42,518	163,997	5,831,347
Perkins Small Cap Value Fund – Class N Shares	208,161	24,347	(14,922)	217,586	34,336	70,951	5,894,414

					$4,801,297	$5,299,294	$285,469,964

Janus Asset Allocation Funds | 21

Notes to Schedules of Investments and Other Information (continued)

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Global Allocation Fund – Moderate
INTECH International Fund – Class I Shares	2,753,960	174,714	(336,583)	2,592,091	$294,273	$656,179	$24,961,836
INTECH U.S. Growth Fund – Class I Shares	719,484	28,801	(80,394)	667,891	329,170	100,854	14,045,755
INTECH U.S. Value Fund – Class I Shares	1,801,208	397,601	(134,724)	2,064,085	238,922	1,120,329	27,349,127
Janus Asia Equity Fund – Class I Shares	–	89,884	(3,098)	86,786	835	–	863,522
Janus Contrarian Fund – Class I Shares	173,834	6,708	(11,753)	168,789	17,603	10,991	3,885,522
Janus Diversified Alternatives Fund – Class N Shares	2,610,723	116,943	(213,284)	2,514,382	(33,244)	–	24,816,948
Janus Emerging Market Fund- Class I Shares	683,318	151,708	(60,189)	774,837	(21,685)	160,835	6,981,282
Janus Forty Fund – Class N Shares	1,083	105,547	(6,265)	100,365	(12,398)	36,889	4,151,084
Janus Fund – Class N Shares	171,014	4,731	(50,574)	125,171	681,159	17,342	5,381,109
Janus Global Bond Fund – Class I Shares	8,611,851	129,681	(8,741,532)	–	(130,296)	295,462	–
Janus Global Bond Fund – Class N Shares	–	8,620,032	(356,665)	8,263,367	(32,193)	1,967,926	87,591,693
Janus Global Real Estate Fund – Class I Shares	537,689	302,874	(56,433)	784,130	8,497	214,510	8,970,445
Janus Global Research Fund – Class I Shares	167,791	8,270	(12,033)	164,028	55,823	63,529	10,556,854
Janus Global Select Fund – Class I Shares	582,667	24,344	(38,506)	568,505	79,005	46,061	7,657,755
Janus High-Yield Fund – Class N Shares	9,013	140	(9,153)	–	17,497	1,631	–
Janus International Equity Fund – Class N Shares	2,992,150	144,648	(230,552)	2,906,246	181,411	401,945	41,559,321
Janus Overseas Fund – Class N Shares	359,131	28,506	(44,468)	343,169	(105,367)	537,046	13,246,313
Janus Research Fund – Class N Shares	1,162	–	(1,162)	–	22,685	–	–
Janus Short-Term Bond Fund – Class N Shares	2,892,821	1,295,839	(314,241)	3,874,419	(2,867)	183,998	11,894,467
Janus Triton Fund – Class N Shares	302,610	22,440	(20,560)	304,490	66,513	12,087	7,456,957
Janus Twenty Fund – Class D Shares	89,382	21,690	(43,082)	67,990	644,788	36,915	4,412,568
Perkins Global Value Fund – Class N Shares	39,572	–	(39,572)	–	87,153	–	–
Perkins Large Cap Value Fund – Class N Shares	960,548	140,076	(67,624)	1,033,000	121,069	336,074	17,406,058
Perkins Mid Cap Value Fund – Class N Shares	2,638	–	(2,638)	–	30,573	–	–
Perkins Small Cap Value Fund – Class N Shares	250,571	25,281	(18,352)	257,500	47,049	84,392	6,975,664

					$2,585,975	$6,284,995	$330,164,280

22 | JUNE 30, 2014

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Allocation Fund – Conservative
Assets
Investments in Securities:
Mutual Funds
Alternative Funds	$19,031,911	$–	$–
Equity Funds	126,915,842	–	–
Fixed Income Funds	159,348,056	–	–

Total Assets	$305,295,809	$–	$–

Janus Global Allocation Fund – Growth
Assets
Investments in Securities:
Mutual Funds
Alternative Funds	$26,637,161	$–	$–
Equity Funds	218,049,868	–	–
Fixed Income Fund	40,782,935	–	–

Total Assets	$285,469,964	$–	$–

Janus Global Allocation Fund – Moderate
Assets
Investments in Securities:
Mutual Funds
Alternative Funds	$33,787,393	$–	$–
Equity Funds	196,890,727	–	–
Fixed Income Funds	99,486,160	–	–

Total Assets	$330,164,280	$–	$–

Janus Asset Allocation Funds | 23

Statements of Assets and Liabilities

	Janus Global	Janus Global	Janus Global
As of June 30, 2014	Allocation Fund - Conservative	Allocation Fund - Growth	Allocation Fund - Moderate

Assets:
Investments at cost	$262,735,684	$220,948,625	$268,024,487
Affiliated investments at value	305,295,809	285,469,964	330,164,280
Non-interested Trustees’ deferred compensation	6,187	5,784	6,680
Receivables:
Investments sold	255,668	219,677	–
Fund shares sold	193,108	226,040	540,182
Dividends from affiliates	411,388	186,855	294,267
Total Assets	306,162,160	286,108,320	331,005,409
Liabilities:
Payables:
Investments purchased	391,199	142,881	451,245
Fund shares repurchased	271,487	411,238	374,945
Advisory fees	12,465	11,611	13,484
Internal servicing cost	461	148	310
Administrative services fees	29,494	28,419	32,374
Distribution fees and shareholder servicing fees	20,825	5,735	11,943
Administrative, networking and omnibus fees	3,616	1,048	2,291
Non-interested Trustees’ fees and expenses	2,574	2,394	2,807
Non-interested Trustees’ deferred compensation fees	6,187	5,784	6,680
Accrued expenses and other payables	50,708	66,697	61,171
Total Liabilities	789,016	675,955	957,250
Net Assets	$305,373,144	$285,432,365	$330,048,159

See footnotes at the end of the Statements.
See Notes to Financial Statements.

24 | JUNE 30, 2014

	Janus Global	Janus Global	Janus Global
As of June 30, 2014	Allocation Fund - Conservative	Allocation Fund - Growth	Allocation Fund - Moderate

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$259,081,255	$216,171,522	$263,295,221
Undistributed net investment income*	1,434,791	60,879	683,838
Undistributed net realized gain from investment and foreign currency transactions*	2,295,817	4,677,544	3,928,058
Unrealized net appreciation of investments and non-interested Trustees’ deferred compensation	42,561,281	64,522,420	62,141,042
Total Net Assets	$305,373,144	$285,432,365	$330,048,159
Net Assets - Class A Shares	$13,197,429	$4,437,407	$11,592,985
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	969,269	290,492	811,236
Net Asset Value Per Share(1)	$13.62	$15.28	$14.29
Maximum Offering Price Per Share(2)	$14.45	$16.21	$15.16
Net Assets - Class C Shares	$22,214,705	$5,508,049	$11,120,324
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,659,121	366,361	789,706
Net Asset Value Per Share(1)	$13.39	$15.03	$14.08
Net Assets - Class D Shares	$234,052,168	$249,214,823	$276,135,082
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,083,767	16,224,741	19,232,500
Net Asset Value Per Share	$13.70	$15.36	$14.36
Net Assets - Class I Shares	$3,855,172	$5,943,770	$5,384,380
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	281,294	386,755	374,989
Net Asset Value Per Share	$13.71	$15.37	$14.36
Net Assets - Class S Shares	$2,043,065	$1,807,393	$2,579,717
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	150,489	118,858	181,763
Net Asset Value Per Share	$13.58	$15.21	$14.19
Net Assets - Class T Shares	$30,010,605	$18,520,923	$23,235,671
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,192,865	1,206,649	1,621,290
Net Asset Value Per Share	$13.69	$15.35	$14.33

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Asset Allocation Funds | 25

Statements of Operations

	Janus Global	Janus Global	Janus Global
For the year ended June 30, 2014	Allocation Fund - Conservative	Allocation Fund - Growth	Allocation Fund - Moderate

Investment Income:
Dividends from affiliates	$6,344,910	$5,299,294	$6,284,995
Total Investment Income	6,344,910	5,299,294	6,284,995
Expenses:
Advisory fees	144,405	132,399	155,101
Internal servicing expense - Class A Shares	1,267	382	1,036
Internal servicing expense - Class C Shares	3,858	944	1,999
Internal servicing expense - Class I Shares	178	263	284
Shareholder reports expense	72,195	88,726	70,044
Transfer agent fees and expenses	50,272	78,203	68,472
Registration fees	110,125	102,476	77,300
Professional fees	30,197	30,018	31,494
Non-interested Trustees’ fees and expenses	8,449	7,833	9,084
Administrative services fees - Class D Shares	269,579	281,761	313,872
Administrative services fees - Class S Shares	4,284	4,408	7,097
Administrative services fees - Class T Shares	67,388	35,737	50,763
Distribution fees and shareholder servicing fees - Class A Shares	30,418	8,958	24,713
Distribution fees and shareholder servicing fees - Class C Shares	185,271	47,275	92,205
Distribution fees and shareholder servicing fees - Class S Shares	4,284	4,404	7,098
Administrative, networking and omnibus fees - Class A Shares	11,179	2,407	5,903
Administrative, networking and omnibus fees - Class C Shares	14,368	5,116	9,033
Administrative, networking and omnibus fees - Class I Shares	3,234	4,977	5,650
Other expenses	7,842	7,125	7,833
Total Expenses	1,018,793	843,412	938,981
Less: Expense and Fee Offset	(85)	(123)	(108)
Less: Excess Expense Reimbursement	(24,140)	(7,273)	(11,371)
Net Expenses after Waivers and Expense Offsets	994,568	836,016	927,502
Net Investment Income	5,350,342	4,463,278	5,357,493
Net Realized Gain on Investments:
Investments in affiliates	1,677,920	4,801,297	2,585,975
Capital gain distributions from Underlying Funds	3,947,406	7,122,791	6,628,218
Total Net Realized Gain on Investments	5,625,326	11,924,088	9,214,193
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	27,549,620	31,164,240	33,691,035
Total Change in Unrealized Net Appreciation/Depreciation	27,549,620	31,164,240	33,691,035
Net Increase in Net Assets Resulting from Operations	$38,525,288	$47,551,606	$48,262,721

See Notes to Financial Statements.

26 | JUNE 30, 2014

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Statements of Changes in Net Assets

	Janus Global		Janus Global		Janus Global
	Allocation Fund - Conservative		Allocation Fund - Growth		Allocation Fund - Moderate
For each year ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Operations:
Net investment income	$5,350,342	$7,218,366	$4,463,278	$4,495,718	$5,357,493	$6,163,890
Net realized gain from investments in affiliates	5,625,326	16,634,746	11,924,088	16,567,878	9,214,193	19,750,673
Change in unrealized net appreciation/depreciation	27,549,620	(4,544,170)	31,164,240	10,599,919	33,691,035	2,009,941
Net Increase in Net Assets Resulting from Operations	38,525,288	19,308,942	47,551,606	31,663,515	48,262,721	27,924,504
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(224,152)	(270,490)	(56,037)	(51,132)	(157,062)	(150,396)
Class C Shares	(243,185)	(318,347)	(46,840)	(42,950)	(91,118)	(112,368)
Class D Shares	(4,616,118)	(5,925,662)	(4,176,004)	(4,202,863)	(4,641,655)	(6,026,367)
Class I Shares	(74,717)	(80,625)	(104,445)	(90,559)	(107,987)	(151,991)
Class S Shares	(30,383)	(33,393)	(26,402)	(30,914)	(38,709)	(54,873)
Class T Shares	(578,354)	(867,585)	(236,452)	(261,531)	(360,310)	(382,796)
Net Realized Gain from Investment Transactions*
Class A Shares	(701,126)	–	(58,731)	–	(106,353)	(316,664)
Class C Shares	(1,190,448)	–	(86,580)	–	(111,526)	(375,971)
Class D Shares	(13,179,672)	–	(4,049,832)	–	(2,907,792)	(11,416,947)
Class I Shares	(208,328)	–	(97,315)	–	(65,839)	(219,901)
Class S Shares	(99,764)	–	(31,401)	–	(30,951)	(122,739)
Class T Shares	(1,639,931)	–	(233,355)	–	(228,916)	(731,522)
Net Decrease from Dividends and Distributions to Shareholders	(22,786,178)	(7,496,102)	(9,203,394)	(4,679,949)	(8,848,218)	(20,062,535)
Capital Share Transactions:
Shares Sold
Class A Shares	3,435,818	5,272,081	1,975,296	920,327	3,708,140	2,550,163
Class C Shares	6,452,384	6,403,170	1,485,435	1,004,307	2,564,930	1,245,719
Class D Shares	35,128,293	53,263,419	27,691,886	21,405,457	29,937,398	37,207,713
Class I Shares	1,876,103	3,107,209	2,136,869	1,797,980	1,616,228	2,511,449
Class S Shares	615,283	506,333	390,819	955,634	706,319	1,379,537
Class T Shares	12,507,064	14,117,160	10,029,284	6,335,728	10,004,788	8,570,939
Shares Issued in Connection with Acquisition (Note 6)
Class A Shares	N/A	N/A	N/A	N/A	N/A	1,817,740
Class C Shares	N/A	N/A	N/A	N/A	N/A	1,836,675
Class I Shares	N/A	N/A	N/A	N/A	N/A	672,662
Class S Shares	N/A	N/A	N/A	N/A	N/A	136,990
Class T Shares	N/A	N/A	N/A	N/A	N/A	530,481

See footnotes at the end of the Statements.

See Notes to Financial Statements.

28 | JUNE 30, 2014

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29

Statements of Changes in Net Assets  (continued)

	Janus Global		Janus Global		Janus Global
	Allocation Fund - Conservative		Allocation Fund - Growth		Allocation Fund - Moderate
For each year ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Reinvested Dividends and Distributions
Class A Shares	889,267	247,605	113,474	50,343	254,958	453,963
Class C Shares	1,226,707	262,888	123,951	41,265	183,001	457,860
Class D Shares	17,683,750	5,879,058	8,162,485	4,164,516	7,494,648	17,309,772
Class I Shares	260,218	70,464	186,288	85,377	169,055	366,097
Class S Shares	128,254	32,541	57,803	30,914	69,660	177,612
Class T Shares	2,079,578	633,839	451,938	253,222	579,642	1,097,275
Shares Repurchased
Class A Shares	(3,205,127)	(2,575,333)	(1,358,287)	(788,547)	(2,545,907)	(1,760,442)
Class C Shares	(4,810,023)	(2,981,239)	(1,135,553)	(959,716)	(2,392,841)	(2,702,638)
Class D Shares	(49,331,977)	(47,465,146)	(36,360,911)	(38,952,872)	(41,693,706)	(42,539,684)
Class I Shares	(1,770,054)	(2,333,590)	(1,788,960)	(1,356,080)	(2,537,755)	(3,988,147)
Class S Shares	(148,257)	(403,244)	(682,164)	(1,024,465)	(1,703,313)	(187,361)
Class T Shares	(10,164,952)	(20,136,839)	(5,941,854)	(9,233,621)	(7,221,950)	(8,983,988)
Net Increase/(Decrease) from Capital Share Transactions	12,852,329	13,900,376	5,537,799	(15,270,231)	(806,705)	18,160,387
Net Increase in Net Assets	28,591,439	25,713,216	43,886,011	11,713,335	38,607,798	26,022,356
Net Assets:
Beginning of period	276,781,704	251,068,488	241,546,354	229,833,019	291,440,361	265,418,005
End of period	$305,373,144	$276,781,704	$285,432,365	$241,546,354	$330,048,159	$291,440,361

Undistributed Net Investment Income*	$1,434,791	$1,851,358	$60,879	$243,781	$683,838	$725,255

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

30 | JUNE 30, 2014

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31

Financial Highlights

Class A Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Conservative
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.93	$12.37	$12.38	$11.24	$11.08	$10.13
Income from Investment Operations:
Net investment income	0.22(3)	0.33	0.29	0.47	0.33	0.02
Net gain on investments (both realized and unrealized)	1.55	0.57	0.05	1.10	0.20	0.93
Total from Investment Operations	1.77	0.90	0.34	1.57	0.53	0.95
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.34)	(0.35)	(0.43)	(0.37)	–
Distributions (from capital gains)*	(0.82)	–	–	–	–	–
Total Distributions	(1.08)	(0.34)	(0.35)	(0.43)	(0.37)	–
Net Asset Value, End of Period	$13.62	$12.93	$12.37	$12.38	$11.24	$11.08
Total Return**	14.20%	7.36%	2.91%	14.08%	4.75%	9.38%
Net Assets, End of Period (in thousands)	$13,197	$11,399	$8,064	$4,804	$1,173	$235
Average Net Assets for the Period (in thousands)	$12,167	$10,187	$6,495	$2,950	$710	$41
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.48%	0.43%	0.44%	0.38%	0.39%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.48%	0.43%	0.44%	0.38%	0.39%	0.37%
Ratio of Net Investment Income to Average Net Assets***(4)	1.69%	2.51%	2.36%	3.79%	2.67%	2.70%
Portfolio Turnover Rate	13%	69%	10%	12%	12%	21%

Class A Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Growth
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.19	$11.78	$12.49	$10.47	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.20(3)	0.23	0.16	0.19	0.17	0.01
Net gain/(loss) on investments (both realized and unrealized)	2.38	1.41	(0.68)	2.04	0.14	1.18
Total from Investment Operations	2.58	1.64	(0.52)	2.23	0.31	1.19
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.23)	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	(0.25)	–	–	–	–	–
Total Distributions	(0.49)	(0.23)	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$15.28	$13.19	$11.78	$12.49	$10.47	$10.35
Total Return**	19.82%	14.08%	(4.04)%	21.38%	2.96%	12.99%
Net Assets, End of Period (in thousands)	$4,437	$3,182	$2,683	$2,768	$628	$149
Average Net Assets for the Period (in thousands)	$3,583	$2,912	$2,684	$1,640	$343	$99
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.46%	0.41%	0.48%	0.44%	0.39%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.46%	0.41%	0.48%	0.44%	0.37%	0.47%
Ratio of Net Investment Income to Average Net Assets***(4)	1.41%	1.72%	1.34%	1.61%	0.92%	0.56%
Portfolio Turnover Rate	13%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

32 | JUNE 30, 2014

Class A Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Moderate
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.58	$12.21	$12.57	$10.95	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.21(3)	0.32	0.24	0.34	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.88	0.97	(0.31)	1.58	0.24	1.10
Total from Investment Operations	2.09	1.29	(0.07)	1.92	0.42	1.12
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.31)	(0.29)	(0.30)	(0.27)	–
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.38)	(0.92)	(0.29)	(0.30)	(0.27)	–
Net Asset Value, End of Period	$14.29	$12.58	$12.21	$12.57	$10.95	$10.80
Total Return**	16.79%	10.67%	(0.41)%	17.59%	3.81%	11.57%
Net Assets, End of Period (in thousands)	$11,593	$8,913	$5,720	$5,498	$1,844	$1,145
Average Net Assets for the Period (in thousands)	$9,885	$6,850	$5,484	$3,818	$1,676	$424
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.43%	0.41%	0.42%	0.50%	0.40%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.43%	0.41%	0.42%	0.50%	0.40%	0.44%
Ratio of Net Investment Income to Average Net Assets***(4)	1.53%	1.97%	1.98%	2.88%	1.82%	1.43%
Portfolio Turnover Rate	11%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 33

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Conservative
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.73	$12.19	$12.26	$11.17	$11.06	$10.13
Income from Investment Operations:
Net investment income	0.13(3)	0.25	0.22	0.40	0.32	0.01
Net gain on investments (both realized and unrealized)	1.52	0.55	0.03	1.07	0.14	0.92
Total from Investment Operations	1.65	0.80	0.25	1.47	0.46	0.93
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.26)	(0.32)	(0.38)	(0.35)	–
Distributions (from capital gains)*	(0.82)	–	–	–	–	–
Total Distributions	(0.99)	(0.26)	(0.32)	(0.38)	(0.35)	–
Net Asset Value, End of Period	$13.39	$12.73	$12.19	$12.26	$11.17	$11.06
Total Return**	13.37%	6.57%	2.19%	13.25%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$22,215	$18,294	$13,969	$7,808	$1,648	$253
Average Net Assets for the Period (in thousands)	$19,860	$16,584	$11,010	$4,096	$953	$54
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.15%	1.19%	1.19%	1.14%	1.14%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	1.15%	1.19%	1.19%	1.14%	1.14%	1.13%
Ratio of Net Investment Income to Average Net Assets***(4)	1.03%	1.70%	1.65%	2.98%	1.81%	1.87%
Portfolio Turnover Rate	13%	69%	10%	12%	12%	21%

Class C Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Growth
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.00	$11.60	$12.37	$10.40	$10.33	$9.16
Income from Investment Operations:
Net investment income	0.11(3)	0.12	0.08	0.16	0.13	–(5)
Net gain/(loss) on investments (both realized and unrealized)	2.31	1.41	(0.69)	1.96	0.13	1.17
Total from Investment Operations	2.42	1.53	(0.61)	2.12	0.26	1.17
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.13)	(0.16)	(0.15)	(0.19)	–
Distributions (from capital gains)*	(0.25)	–	–	–	–	–
Total Distributions	(0.39)	(0.13)	(0.16)	(0.15)	(0.19)	–
Net Asset Value, End of Period	$15.03	$13.00	$11.60	$12.37	$10.40	$10.33
Total Return**	18.79%	13.30%	(4.82)%	20.39%	2.41%	12.77%
Net Assets, End of Period (in thousands)	$5,508	$4,325	$3,791	$2,736	$706	$110
Average Net Assets for the Period (in thousands)	$4,944	$4,126	$3,325	$1,446	$398	$20
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.21%	1.21%	1.34%	1.21%	1.14%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	1.21%	1.21%	1.34%	1.21%	1.13%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***(4)	0.80%	0.93%	0.46%	0.51%	0.27%	(0.18)%
Portfolio Turnover Rate	13%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

34 | JUNE 30, 2014

Class C Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Moderate
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.40	$12.02	$12.46	$10.88	$10.77	$9.68
Income from Investment Operations:
Net investment income	0.11(3)	0.18	0.15	0.26	0.21	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.85	0.99	(0.32)	1.57	0.15	1.08
Total from Investment Operations	1.96	1.17	(0.17)	1.83	0.36	1.09
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.18)	(0.27)	(0.25)	(0.25)	–
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.28)	(0.79)	(0.27)	(0.25)	(0.25)	–
Net Asset Value, End of Period	$14.08	$12.40	$12.02	$12.46	$10.88	$10.77
Total Return**	15.92%	9.78%	(1.27)%	16.86%	3.33%	11.26%
Net Assets, End of Period (in thousands)	$11,120	$9,480	$8,397	$7,572	$2,509	$406
Average Net Assets for the Period (in thousands)	$10,017	$8,442	$7,945	$5,021	$1,469	$113
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.14%	1.18%	1.26%	1.16%	1.16%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	1.14%	1.18%	1.26%	1.16%	1.16%	1.20%
Ratio of Net Investment Income to Average Net Assets***(4)	0.86%	1.23%	1.10%	1.85%	0.87%	0.71%
Portfolio Turnover Rate	11%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 35

Financial Highlights  (continued)

Class D Shares

	Janus Global Allocation Fund - Conservative
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.00	$12.44	$12.43	$11.26	$11.13
Income from Investment Operations:
Net investment income	0.26(2)	0.35	0.31	0.48	0.10
Net gain on investments (both realized and unrealized)	1.55	0.57	0.06	1.12	0.03
Total from Investment Operations	1.81	0.92	0.37	1.60	0.13
Less Distributions and Other:
Dividends (from net investment income)*	(0.29)	(0.36)	(0.36)	(0.43)	–
Distributions (from capital gains)*	(0.82)	–	–	–	–
Total Distributions and Other	(1.11)	(0.36)	(0.36)	(0.43)	–
Net Asset Value, End of Period	$13.70	$13.00	$12.44	$12.43	$11.26
Total Return**	14.41%	7.50%	3.14%	14.34%	1.17%
Net Assets, End of Period (in thousands)	$234,052	$218,190	$197,198	$177,032	$133,056
Average Net Assets for the Period (in thousands)	$224,649	$215,079	$184,437	$158,291	$130,396
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.27%	0.25%	0.24%	0.25%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.27%	0.25%	0.24%	0.25%	0.24%
Ratio of Net Investment Income to Average Net Assets***(3)	1.93%	2.69%	2.59%	4.07%	2.40%
Portfolio Turnover Rate	13%	69%	10%	12%	12%

Class D Shares

	Janus Global Allocation Fund - Growth
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.26	$11.85	$12.54	$10.49	$10.66
Income from Investment Operations:
Net investment income	0.25(2)	0.25	0.18	0.21	0.03
Net gain/(loss) on investments (both realized and unrealized)	2.36	1.42	(0.67)	2.05	(0.20)
Total from Investment Operations	2.61	1.67	(0.49)	2.26	(0.17)
Less Distributions and Other:
Dividends (from net investment income)*	(0.26)	(0.26)	(0.20)	(0.21)	–
Distributions (from capital gains)*	(0.25)	–	–	–	–
Total Distributions and Other	(0.51)	(0.26)	(0.20)	(0.21)	–
Net Asset Value, End of Period	$15.36	$13.26	$11.85	$12.54	$10.49
Total Return**	19.95%	14.21%	(3.77)%	21.56%	(1.59)%
Net Assets, End of Period (in thousands)	$249,215	$215,671	$205,107	$227,179	$187,128
Average Net Assets for the Period (in thousands)	$234,801	$213,579	$207,366	$214,398	$199,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.29%	0.28%	0.28%	0.28%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.29%	0.28%	0.28%	0.28%	0.27%
Ratio of Net Investment Income to Average Net Assets***(3)	1.72%	1.89%	1.52%	1.74%	0.71%
Portfolio Turnover Rate	13%	45%	18%	26%	13%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

36 | JUNE 30, 2014

Class D Shares

	Janus Global Allocation Fund - Moderate
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.63	$12.27	$12.62	$10.96	$10.98
Income from Investment Operations:
Net investment income	0.24(2)	0.30	0.26	0.34	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.89	1.00	(0.31)	1.62	(0.08)
Total from Investment Operations	2.13	1.30	(0.05)	1.96	(0.02)
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.33)	(0.30)	(0.30)	–
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–
Total Distributions and Other	(0.40)	(0.94)	(0.30)	(0.30)	–
Net Asset Value, End of Period	$14.36	$12.63	$12.27	$12.62	$10.96
Total Return**	17.04%	10.71%	(0.27)%	18.00%	(0.18)%
Net Assets, End of Period (in thousands)	$276,135	$247,153	$228,415	$238,030	$180,261
Average Net Assets for the Period (in thousands)	$261,560	$241,398	$224,382	$216,280	$184,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.26%	0.25%	0.26%	0.25%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.26%	0.25%	0.26%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets***(3)	1.77%	2.24%	2.10%	2.83%	1.43%
Portfolio Turnover Rate	11%	64%	18%	15%	11%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 37

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Conservative
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.01	$12.44	$12.42	$11.26	$11.10	$10.13
Income from Investment Operations:
Net investment income	0.26(3)	0.35	0.33	0.43	0.43	0.02
Net gain on investments (both realized and unrealized)	1.55	0.59	0.05	1.17	0.10	0.95
Total from Investment Operations	1.81	0.94	0.38	1.60	0.53	0.97
Less Distributions and Other:
Dividends (from net investment income)*	(0.29)	(0.37)	(0.36)	(0.44)	(0.37)	–
Distributions (from capital gains)*	(0.82)	–	–	–	–	–
Total Distributions and Other	(1.11)	(0.37)	(0.36)	(0.44)	(0.37)	–
Net Asset Value, End of Period	$13.71	$13.01	$12.44	$12.42	$11.26	$11.10
Total Return**	14.46%	7.61%	3.22%	14.34%	4.78%	9.58%
Net Assets, End of Period (in thousands)	$3,855	$3,319	$2,354	$2,505	$545	$11
Average Net Assets for the Period (in thousands)	$3,465	$2,902	$2,250	$1,411	$265	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.23%	0.20%	0.20%	0.18%	0.15%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.23%	0.20%	0.20%	0.18%	0.14%	0.13%
Ratio of Net Investment Income to Average Net Assets***(4)	1.98%	2.72%	2.65%	3.84%	2.53%	2.98%
Portfolio Turnover Rate	13%	69%	10%	12%	12%	21%

Class I Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Growth
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.27	$11.86	$12.53	$10.49	$10.37	$9.16
Income from Investment Operations:
Net investment income	0.27(3)	0.25	0.20	0.22	0.23	–(5)
Net gain/(loss) on investments (both realized and unrealized)	2.35	1.43	(0.67)	2.04	0.09	1.21
Total from Investment Operations	2.62	1.68	(0.47)	2.26	0.32	1.21
Less Distributions and Other:
Dividends (from net investment income)*	(0.27)	(0.27)	(0.20)	(0.22)	(0.20)	–
Distributions (from capital gains)*	(0.25)	–	–	–	–	–
Total Distributions and Other	(0.52)	(0.27)	(0.20)	(0.22)	(0.20)	–
Net Asset Value, End of Period	$15.37	$13.27	$11.86	$12.53	$10.49	$10.37
Total Return**	20.03%	14.32%	(3.62)%	21.58%	3.03%	13.21%
Net Assets, End of Period (in thousands)	$5,944	$4,648	$3,647	$2,316	$1,938	$11
Average Net Assets for the Period (in thousands)	$5,413	$4,349	$2,587	$2,178	$1,065	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.23%	0.20%	0.21%	0.25%	0.14%	0.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.23%	0.20%	0.21%	0.25%	0.13%	0.29%
Ratio of Net Investment Income to Average Net Assets***(4)	1.86%	1.97%	1.44%	1.72%	0.86%	1.04%
Portfolio Turnover Rate	13%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

38 | JUNE 30, 2014

Class I Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Moderate
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.63	$12.27	$12.60	$10.96	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.26(3)	0.31	0.26	0.34	0.26	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.87	1.00	(0.29)	1.61	0.17	1.07
Total from Investment Operations	2.13	1.31	(0.03)	1.95	0.43	1.12
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.34)	(0.30)	(0.31)	(0.27)	–
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–	–
Total Distributions and Other	(0.40)	(0.95)	(0.30)	(0.31)	(0.27)	–
Net Asset Value, End of Period	$14.36	$12.63	$12.27	$12.60	$10.96	$10.80
Total Return**	17.10%	10.80%	(0.12)%	17.91%	3.96%	11.57%
Net Assets, End of Period (in thousands)	$5,384	$5,441	$5,640	$4,510	$1,625	$36
Average Net Assets for the Period (in thousands)	$5,595	$5,730	$5,003	$3,130	$757	$29
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.22%	0.18%	0.17%	0.17%	0.16%	0.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.22%	0.18%	0.17%	0.17%	0.16%	0.18%
Ratio of Net Investment Income to Average Net Assets***(4)	1.89%	2.38%	2.18%	2.56%	1.70%	1.72%
Portfolio Turnover Rate	11%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 39

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Conservative
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.91	$12.35	$12.37	$11.24	$11.07	$10.13
Income from Investment Operations:
Net investment income	0.20(3)	0.31	0.26	0.41	0.30	0.06
Net gain on investments (both realized and unrealized)	1.54	0.57	0.06	1.13	0.20	0.88
Total from Investment Operations	1.74	0.88	0.32	1.54	0.50	0.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.32)	(0.34)	(0.41)	(0.33)	–
Distributions (from capital gains)*	(0.82)	–	–	–	–	–
Total Distributions and Other	(1.07)	(0.32)	(0.34)	(0.41)	(0.33)	–
Net Asset Value, End of Period	$13.58	$12.91	$12.35	$12.37	$11.24	$11.07
Total Return**	13.96%	7.21%	2.77%	13.82%	4.48%	9.28%
Net Assets, End of Period (in thousands)	$2,043	$1,357	$1,160	$520	$125	$164
Average Net Assets for the Period (in thousands)	$1,713	$1,335	$967	$336	$126	$127
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.63%	0.61%	0.59%	0.62%	0.64%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.62%	0.59%	0.59%	0.62%	0.64%	0.65%
Ratio of Net Investment Income to Average Net Assets***(4)	1.54%	2.36%	2.28%	3.84%	2.47%	2.22%
Portfolio Turnover Rate	13%	69%	10%	12%	12%	21%

Class S Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Growth
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.13	$11.74	$12.45	$10.45	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.20(3)	0.20	0.18	0.21	0.15	–(5)
Net gain/(loss) on investments (both realized and unrealized)	2.34	1.41	(0.70)	2.00	0.14	1.19
Total from Investment Operations	2.54	1.61	(0.52)	2.21	0.29	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(0.21)	(0.22)	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	(0.25)	–	–	–	–	–
Total Distributions and Other	(0.46)	(0.22)	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$15.21	$13.13	$11.74	$12.45	$10.45	$10.35
Total Return**	19.60%	13.84%	(4.10)%	21.15%	2.73%	12.99%
Net Assets, End of Period (in thousands)	$1,807	$1,785	$1,613	$753	$30	$11
Average Net Assets for the Period (in thousands)	$1,763	$1,902	$1,268	$558	$19	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.63%	0.58%	0.60%	0.67%	0.65%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.63%	0.58%	0.60%	0.67%	0.65%	0.67%
Ratio of Net Investment Income to Average Net Assets***(4)	1.42%	1.51%	1.11%	1.61%	0.68%	0.66%
Portfolio Turnover Rate	13%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

40 | JUNE 30, 2014

Class S Shares

For a share outstanding during each year or period ended June 30	Janus Global Allocation Fund - Moderate
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.49	$12.14	$12.52	$10.91	$10.78	$9.68
Income from Investment Operations:
Net investment income	0.19(3)	0.29	0.24	0.29	0.25	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.85	0.97	(0.34)	1.62	0.14	1.09
Total from Investment Operations	2.04	1.26	(0.10)	1.91	0.39	1.10
Less Distributions and Other:
Dividends (from net investment income)*	(0.19)	(0.30)	(0.28)	(0.30)	(0.26)	–
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–	–
Total Distributions and Other	(0.34)	(0.91)	(0.28)	(0.30)	(0.26)	–
Net Asset Value, End of Period	$14.19	$12.49	$12.14	$12.52	$10.91	$10.78
Total Return**	16.53%	10.44%	(0.64)%	17.56%	3.57%	11.36%
Net Assets, End of Period (in thousands)	$2,580	$3,139	$1,595	$416	$58	$11
Average Net Assets for the Period (in thousands)	$2,839	$2,429	$1,042	$374	$26	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.61%	0.60%	0.60%	0.64%	0.66%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.60%	0.60%	0.60%	0.64%	0.66%	0.77%
Ratio of Net Investment Income to Average Net Assets***(4)	1.40%	1.88%	1.88%	2.92%	1.35%	1.59%
Portfolio Turnover Rate	11%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 41

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period ended	Janus Global Allocation Fund - Conservative
June 30 and the year ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$13.00	$12.42	$12.42	$11.26	$11.09	$9.52
Income from Investment Operations:
Net investment income	0.26(2)	0.38	0.15	0.26	0.72	0.38
Net gain/(loss) on investments (both realized and unrealized)	1.54	0.55	0.21	1.32	(0.20)	1.52
Total from Investment Operations	1.80	0.93	0.36	1.58	0.52	1.90
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.35)	(0.36)	(0.42)	(0.35)	(0.33)
Distributions (from capital gains)*	(0.82)	–	–	–	–	–
Total Distributions	(1.11)	(0.35)	(0.36)	(0.42)	(0.35)	(0.33)
Net Asset Value, End of Period	$13.69	$13.00	$12.42	$12.42	$11.26	$11.09
Total Return**	14.35%	7.60%	3.03%	14.15%	4.70%	20.71%
Net Assets, End of Period (in thousands)	$30,011	$24,223	$28,323	$16,648	$9,999	$114,544
Average Net Assets for the Period (in thousands)	$26,955	$27,679	$22,198	$12,762	$60,927	$90,262
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.38%	0.36%	0.34%	0.36%	0.31%	0.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.29%	0.26%	0.31%	0.36%	0.31%	0.30%
Ratio of Net Investment Income to Average Net Assets***(3)	1.92%	2.87%	2.37%	3.77%	3.62%	4.14%
Portfolio Turnover Rate	13%	69%	10%	12%	12%	21%

Class T Shares

For a share outstanding during each year or period ended	Janus Global Allocation Fund - Growth
June 30 and the year ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$13.25	$11.84	$12.54	$10.48	$10.36	$8.62
Income from Investment Operations:
Net investment income	0.22(2)	0.29	0.15	0.21	0.29	0.26
Net gain/(loss) on investments (both realized and unrealized)	2.39	1.37	(0.65)	2.04	0.01	1.69
Total from Investment Operations	2.61	1.66	(0.50)	2.25	0.30	1.95
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.25)	(0.20)	(0.19)	(0.18)	(0.21)
Distributions (from capital gains)*	(0.25)	–	–	–	–	–
Total Distributions	(0.51)	(0.25)	(0.20)	(0.19)	(0.18)	(0.21)
Net Asset Value, End of Period	$15.35	$13.25	$11.84	$12.54	$10.48	$10.36
Total Return**	19.93%	14.18%	(3.90)%	21.55%	2.86%	23.32%
Net Assets, End of Period (in thousands)	$18,521	$11,935	$12,992	$12,451	$10,459	$190,737
Average Net Assets for the Period (in thousands)	$14,295	$13,567	$12,693	$11,585	$96,998	$154,899
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.38%	0.36%	0.38%	0.35%	0.33%	0.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.33%	0.30%	0.34%	0.35%	0.33%	0.36%
Ratio of Net Investment Income to Average Net Assets***(3)	1.52%	1.88%	1.46%	1.62%	1.84%	2.90%
Portfolio Turnover Rate	13%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

42 | JUNE 30, 2014

Class T Shares

For a share outstanding during each year or period ended	Janus Global Allocation Fund - Moderate
June 30 and the year ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$12.61	$12.25	$12.60	$10.95	$10.79	$9.05
Income from Investment Operations:
Net investment income	0.23(2)	0.27	0.32	0.11	0.56	0.32
Net gain/(loss) on investments (both realized and unrealized)	1.88	1.03	(0.38)	1.84	(0.14)	1.71
Total from Investment Operations	2.11	1.30	(0.06)	1.95	0.42	2.03
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.33)	(0.29)	(0.30)	(0.26)	(0.29)
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.39)	(0.94)	(0.29)	(0.30)	(0.26)	(0.29)
Net Asset Value, End of Period	$14.33	$12.61	$12.25	$12.60	$10.95	$10.79
Total Return**	16.96%	10.67%	(0.33)%	17.89%	3.80%	23.19%
Net Assets, End of Period (in thousands)	$23,236	$17,314	$15,651	$20,254	$10,268	$160,742
Average Net Assets for the Period (in thousands)	$20,305	$15,843	$19,099	$16,051	$83,813	$124,910
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.36%	0.35%	0.36%	0.35%	0.30%	0.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.30%	0.30%	0.31%	0.35%	0.30%	0.32%
Ratio of Net Investment Income to Average Net Assets***(3)	1.72%	2.15%	2.12%	2.88%	2.63%	3.48%
Portfolio Turnover Rate	11%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 43

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Growth, and Janus Global Allocation Fund – Moderate (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds each operate as a “fund of funds,” meaning substantially all of the Funds’ assets will be invested in other Janus funds (the “underlying funds”). The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended June 30, 2014. The Trust offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
Each Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. Each Fund has a target allocation, which is how each Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which each Fund’s asset class allocations generally will vary over short-term periods. Each Fund’s long-term expected average asset allocation is as follows: (1) 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments for Janus Global Allocation Fund – Conservative; (2) 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments, for Janus Global Allocation Fund – Growth; and (3) 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments for Janus Global Allocation Fund – Moderate. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Funds’ and underlying funds’ prospectuses. The Trustees of the underlying funds may change the

44 | JUNE 30, 2014

investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
A Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each underlying fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The underlying funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and

Janus Asset Allocation Funds | 45

Notes to Financial Statements (continued)

expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

The Funds classify each of their investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year except that the Funds now classify each of their investments in underlying funds as Level 1. Previously, the Funds classified each of their investments in underlying funds as Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

46 | JUNE 30, 2014

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Funds recognize transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 2
Fund	to Level 1

Janus Global Allocation Fund - Conservative	$168,786,860
Janus Global Allocation Fund - Growth	199,342,104
Janus Global Allocation Fund - Moderate	206,099,120

2.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Global Allocation Fund - Conservative	All Asset Levels	0.05
Janus Global Allocation Fund - Growth	All Asset Levels	0.05
Janus Global Allocation Fund - Moderate	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Under separate distribution and shareholder servicing plans (each, a “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds. Payments under each Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the

Janus Asset Allocation Funds | 47

Notes to Financial Statements (continued)

Funds. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rates shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
	(November 1, 2013	(until November 1,
Fund	to present)	2013)

Janus Global Allocation Fund - Conservative	0.19	0.40
Janus Global Allocation Fund - Growth	0.19	0.45
Janus Global Allocation Fund - Moderate	0.19	0.39

Effective March 1, 2014, Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, no longer acts as a consultant to Janus Capital. Wilshire provided research and advice regarding asset allocation methodologies, which Janus Capital may have used when determining asset class allocations for the Funds. For its consulting services, Janus Capital paid Wilshire an annual fee, payable monthly, that was comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $285,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Funds. Total compensation of $518,025 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Allocation Fund - Conservative	$3,045
Janus Global Allocation Fund - Growth	6,236
Janus Global Allocation Fund - Moderate	13,017

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of

48 | JUNE 30, 2014

Class A Shares to Janus Distributors during the year ended June 30, 2014.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended June 30, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Allocation Fund - Conservative	$2,274
Janus Global Allocation Fund - Growth	1,505
Janus Global Allocation Fund - Moderate	800

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

3.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Loss Deferral	Deferral	Differences	Appreciation

Janus Global Allocation Fund - Conservative	$1,440,978	$4,906,688	$–	$–	$–	$(5,032)	$39,949,255
Janus Global Allocation Fund - Growth	111,685	8,499,849	–	–	–	(4,703)	60,654,012
Janus Global Allocation Fund - Moderate	690,518	7,655,451	–	–	–	(5,432)	58,412,401

Janus Asset Allocation Funds | 49

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Allocation Fund - Conservative	$265,346,554	$40,316,134	$(366,879)
Janus Global Allocation Fund - Growth	224,815,952	61,142,729	(488,717)
Janus Global Allocation Fund - Moderate	271,751,879	58,692,729	(280,328)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Allocation Fund - Conservative	$5,766,910	$17,019,269	$–	$–
Janus Global Allocation Fund - Growth	4,646,180	4,557,214	–	–
Janus Global Allocation Fund - Moderate	5,396,840	3,451,377	–	–

For the year ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Allocation Fund - Conservative	$7,496,101	$–	$–	$–
Janus Global Allocation Fund - Growth	4,679,949	–	–	–
Janus Global Allocation Fund - Moderate	6,878,790	13,183,743	–	–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Funds:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Global Allocation Fund - Conservative	$2	$–	$(2)
Janus Global Allocation Fund - Growth	1	–	(1)
Janus Global Allocation Fund - Moderate	4,950	(2,069)	(2,881)

50 | JUNE 30, 2014

4.	Capital Share Transactions

	Janus Global		Janus Global		Janus Global
	Allocation Fund -		Allocation Fund -		Allocation Fund -
	Conservative		Growth		Moderate
For each year ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	N/A	143,800
Shares sold	259,608	408,990	136,813	71,065	274,412	197,359
Reinvested dividends and distributions	69,096	19,667	7,869	4,063	18,858	35,989
Shares repurchased	(240,756)	(199,160)	(95,401)	(61,713)	(190,575)	(136,877)
Net Increase/(Decrease) in Fund Shares	87,948	229,497	49,281	13,415	102,695	240,271
Shares Outstanding, Beginning of Period	881,321	651,824	241,211	227,796	708,541	468,270
Shares Outstanding, End of Period	969,269	881,321	290,492	241,211	811,236	708,541
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	N/A	147,171
Shares sold	493,715	504,749	105,041	79,088	192,519	96,884
Reinvested dividends and distributions	96,591	21,149	8,704	3,368	13,687	36,740
Shares repurchased	(368,286)	(234,454)	(80,190)	(76,323)	(181,255)	(214,779)
Net Increase/(Decrease) in Fund Shares	222,020	291,444	33,555	6,133	24,951	66,016
Shares Outstanding, Beginning of Period	1,437,101	1,145,657	332,806	326,673	764,755	698,739
Shares Outstanding, End of Period	1,659,121	1,437,101	366,361	332,806	789,706	764,755
Transactions in Fund Shares – Class D Shares:
Shares sold	2,627,714	4,108,975	1,917,281	1,656,327	2,204,196	2,876,999
Reinvested dividends and distributions	1,366,596	465,115	563,319	334,499	551,889	1,366,911
Shares repurchased	(3,688,025)	(3,650,624)	(2,520,624)	(3,041,681)	(3,087,529)	(3,302,574)
Net Increase/(Decrease) in Fund Shares	306,285	923,466	(40,024)	(1,050,855)	(331,444)	941,336
Shares Outstanding, Beginning of Period	16,777,482	15,854,016	16,264,765	17,315,620	19,563,944	18,622,608
Shares Outstanding, End of Period	17,083,767	16,777,482	16,224,741	16,264,765	19,232,500	19,563,944
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	N/A	52,996
Shares sold	139,869	237,431	148,301	140,351	119,773	196,091
Reinvested dividends and distributions	20,110	5,571	12,856	6,858	12,458	28,913
Shares repurchased	(133,774)	(177,227)	(124,698)	(104,502)	(187,869)	(307,187)
Net Increase/(Decrease) in Fund Shares	26,205	65,775	36,459	42,707	(55,638)	(29,187)
Shares Outstanding, Beginning of Period	255,089	189,314	350,296	307,589	430,627	459,814
Shares Outstanding, End of Period	281,294	255,089	386,755	350,296	374,989	430,627

Janus Asset Allocation Funds | 51

Notes to Financial Statements (continued)

	Janus Global		Janus Global		Janus Global
	Allocation Fund -		Allocation Fund -		Allocation Fund -
	Conservative		Growth		Moderate
For each year ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	N/A	10,892
Shares sold	46,585	39,404	27,372	76,442	52,535	109,662
Reinvested dividends and distributions	9,989	2,589	4,022	2,505	5,183	14,171
Shares repurchased	(11,243)	(30,765)	(48,432)	(80,499)	(127,344)	(14,659)
Net Increase/(Decrease) in Fund Shares	45,331	11,228	(17,038)	(1,552)	(69,626)	120,066
Shares Outstanding, Beginning of Period	105,158	93,930	135,896	137,448	251,389	131,323
Shares Outstanding, End of Period	150,489	105,158	118,858	135,896	181,763	251,389
Transactions in Fund Shares – Class T Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	N/A	41,847
Shares sold	932,096	1,087,348	688,523	494,205	737,969	665,520
Reinvested dividends and distributions	160,958	50,185	31,211	20,355	42,778	86,717
Shares repurchased	(763,985)	(1,553,788)	(413,727)	(711,375)	(532,129)	(699,296)
Net Increase/(Decrease) in Fund Shares	329,069	(416,255)	306,007	(196,815)	248,618	94,788
Shares Outstanding, Beginning of Period	1,863,796	2,280,051	900,642	1,097,457	1,372,672	1,277,884
Shares Outstanding, End of Period	2,192,865	1,863,796	1,206,649	900,642	1,621,290	1,372,672

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

52 | JUNE 30, 2014

5.	Purchases and Sales of Investment Securities

For the year ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Global Allocation Fund - Conservative	$38,281,524	$38,394,849	$–	$–
Janus Global Allocation Fund - Growth	41,424,823	33,251,737	–	–
Janus Global Allocation Fund - Moderate	37,264,749	34,449,690	–	–

6.	Fund Acquisition

On April 5, 2013, Janus Global Allocation Fund – Moderate acquired all of the net assets of Janus World Allocation Fund, an open-end investment company, pursuant to a plan of reorganization approved by the Board of Trustees of Janus World Allocation Fund on November 8, 2012. The purpose of the transaction was to combine two funds managed by Janus Capital with comparable investment objectives, strategies and policies, as well as the potential for expense efficiencies due to the larger combined asset base of the merged funds.

The acquisition was accomplished by a tax-free exchange of shares of Janus Global Allocation Fund – Moderate for shares of Janus World Allocation Fund outstanding on April 5, 2013, valued at $4,994,548.

The investment portfolio of Janus World Allocation Fund, with a fair value of $4,675,058 and identified cost of $3,934,380 at April 5, 2013, was the principal asset acquired by Janus Global Allocation Fund – Moderate. For financial reporting purposes, assets received and shares issued by Janus Global Allocation Fund – Moderate were recorded at fair value; however, the cost basis of the investments received from Janus World Allocation Fund was carried forward to align ongoing reporting of Janus Global Allocation Fund – Moderate’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of Janus Global Allocation Fund – Moderate were $288,067,303.

Assuming the acquisition had been completed on July 1, 2012, the beginning of the annual reporting period of Janus Global Allocation Fund – Moderate, Janus Global Allocation Fund – Moderate’s pro forma results of operations for the year ended June 30, 2013, are as follows:

Net investment income $6,237,910

Net gain/(loss) on investments $22,603,739

Net increase/(decrease) in net assets resulting from operations $28,841,649

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Janus World Allocation Fund that have been included in Janus Global Allocation Fund – Moderate’s Statement of Operations since April 5, 2013.

Janus Asset Allocation Funds | 53

Notes to Financial Statements (continued)

7.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

54 | JUNE 30, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Growth, and Janus Global Allocation Fund – Moderate (three of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2014 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 14, 2014

Janus Asset Allocation Funds | 55

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

56 | JUNE 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Asset Allocation Funds | 57

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

58 | JUNE 30, 2014

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Asset Allocation Funds | 59

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

60 | JUNE 30, 2014

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Asset Allocation Funds | 61

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

62 | JUNE 30, 2014

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

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•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Asset Allocation Funds | 65

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

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Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

68 | JUNE 30, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Asset Allocation Funds | 69

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended June 30, 2014:

Capital Gain Distributions

Fund

Janus Global Allocation Fund - Conservative	$17,019,269
Janus Global Allocation Fund - Growth	4,557,214
Janus Global Allocation Fund - Moderate	3,451,377

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Global Allocation Fund - Conservative	$56,844	$474,069
Janus Global Allocation Fund - Growth	119,169	1,137,863
Janus Global Allocation Fund - Moderate	102,707	963,685

Dividends Received Deduction Percentage

Fund

Janus Global Allocation Fund - Conservative	41%
Janus Global Allocation Fund - Growth	100%
Janus Global Allocation Fund - Moderate	100%

Qualified Dividend Income Percentage

Fund

Janus Global Allocation Fund - Conservative	83%
Janus Global Allocation Fund - Growth	100%
Janus Global Allocation Fund - Moderate	100%

70 | JUNE 30, 2014

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Asset Allocation Funds | 71

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

72 | JUNE 30, 2014

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Janus Asset Allocation Funds | 73

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

74 | JUNE 30, 2014

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Conservative Janus Global Allocation Fund - Moderate Janus Global Allocation Fund - Growth	1/14-Present	Chief Investment Officer Equities and Asset Allocation for Janus Capital and Portfolio Manager for other Janus accounts.

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund - Conservative Janus Global Allocation Fund - Moderate Janus Global Allocation Fund - Growth	12/05-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery† 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-7/14	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
† Ms. Beery has announced her intention to retire in third quarter 2014.

Janus Asset Allocation Funds | 75

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

76 | JUNE 30, 2014

Notes

Janus Asset Allocation Funds | 77

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70658	125-02-93005 08-14

annual report
June 30, 2014

Janus Fixed Income & Money
Market Funds

Fixed Income
Janus Flexible Bond Fund
Janus Global Bond Fund
Janus High-Yield Fund
Janus Multi-Sector Income Fund
Janus Real Return Fund
Janus Short-Term Bond Fund
Janus Unconstrained Bond Fund

Money Market
Janus Government Money Market Fund
Janus Money Market Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Fixed Income & Money Market Funds

Janus Flexible Bond Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted returns and capital preservation. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed sector and risk allocation decisions.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2014, Janus Flexible Bond Fund’s Class T Shares returned 5.58% compared with 4.37% for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

MARKET ENVIRONMENT

The market had two primary concerns during the 12-month period: The direction of monetary policies around the world and economic growth globally. Against this backdrop, the yield on the 10-year U.S. Treasury note ended the period at 2.53%, just about where it began a year ago; however, there was notable volatility in between.

Over the first half of the period, the yield on the 10-year Treasury rose more than half a percent to just above 3.00% by the end of 2013. Strong U.S. economic data stoked market anxiety about when the Federal Reserve (Fed) would begin tightening monetary policy. The question was resolved by year end. The Fed said it would start tapering its quantitative easing (QE) program but maintain its benchmark rates at their historically low levels for the foreseeable future, with expectations for a hike not until 2015. Most Treasury yields began to decline in earnest at the start of 2014, with the winter economic slowdown helping to fuel their fall.

The U.S. economy rebounded in the second quarter. Yet, Treasury yields declined further before becoming range-bound. Strength in economic data was offset by safe haven buying due to conflicts in Ukraine and Iraq. Moreover, foreign flows into U.S. Treasurys may have picked up given a favorable rate differential in the U.S. versus foreign sovereigns. Indeed, aggressive monetary stimulus announced by the European Central Bank (ECB) helped drive already historically low sovereign yields in Europe even lower. Meanwhile, Japan’s central bank continued with its “zero interest-rate policy” to aid its own economic recovery.

Amid low rates globally, investors continued to seek higher-yielding securities, and spreads of both investment grade and high yield corporate bonds narrowed to pre-crisis levels. Spreads of mortgage-backed securities (MBS) also tightened despite the Fed tapering its MBS purchases as part of its QE wind-down.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark during the period. Our overweight allocation in corporate credit and our security selection within it largely drove outperformance. This is consistent with our belief that the most effective way to generate consistent risk-adjusted outperformance long term is by a bottom-up, fundamentally driven research process. We also increased our overweight in higher yielding securities issued by companies that are focused on strengthening their capital structures. This overweight was additive on a relative basis and helped make spread carry (the excess yield the fund’s holdings generate over those of the index) a large relative contributor.

We were short-to-neutral in our duration (sensitivity to interest rate changes) versus the index throughout the period. That could have benefited us on a relative basis if rates had continued to rise; however, this made our yield curve positioning a relative detractor as interest rates fell in the period’s second half. We variously shifted our Treasury exposure to the long end of the curve to take advantage of rate volatility during the period, and our Treasury allocation, where we are underweight, was a relative contributor overall. We continue to believe that there is a greater risk of rates rising longer term, and the “defensive” approach that we took toward yield curve positioning during the period remains warranted, in our view.

We were underweight MBS during the period as we believe corporates offer better risk-adjusted return opportunities. Our security selection within our MBS allocation helped make it a relative contributor during the period. Given the Fed’s bond-buying focus on lower-coupon MBS securities, we believe being higher in the coupon stack should provide more defensive

Janus Fixed Income & Money Market Funds | 1

Janus Flexible Bond Fund (unaudited)

characteristics against any resultant volatility from Fed tapering. Specifically, we found select opportunities in higher-coupon, more prepayment-resistant tranches. This positioning has helped give our MBS exposure a more stable cash-flow profile, which we believe could continue to benefit the overall portfolio when rates are volatile.

Our small allocations to commercial mortgage-backed securities as well as preferred securities were positive relative contributors while our minor cash allocation was a relative detractor.

From a credit sector standpoint, banking, automotive and wireline communication companies were top contributors while electric utility, media cable and services companies were relative detractors.

OUTLOOK

The U.S. economic recovery from the financial crisis is shaping up to look like a moderate one overall. Within that, however, the economic rebound that began in the spring after the winter slowdown is gathering momentum. Job growth trends are strengthening, and inflation has picked up. While the Fed indicated during the period that rate hikes will not come until 2015, its post-policy-meeting statements are aimed at preparing the market for an exit from loose monetary conditions. All these factors could put upward pressure on rates; thus, we remain cautious.

Meanwhile, the recovery in Europe and Japan continues to be tepid, with the risks more toward deflation. An aggressive monetary stimulus regime that Japan has in place and the one that the ECB announced in the second quarter are somewhat offsetting the market impact of the later economic and monetary cycles of the U.S. Thus, rates in the developed world remain historically low. This global dynamic helps create dueling risks of higher and lower rates in the U.S. that could continue to be with us for the time being.

Consequently, we believe that managing duration and yield curve risk will be important to success in this market. While using the long end of the Treasury yield curve to provide some protection for investors is still applicable, we think the “new defensive” will be more about being opportunistic as it relates to rates, with a bias toward being short in duration, particularly in credit. Generally, shorter duration credit reduces our interest rate risk while still providing opportunity to gain in a spread tightening environment, in our view.

The enduring low rate environment continues to fuel a reach for yield and returns, stretching valuations in the investment-grade and high-yield markets. We still expect that credit will offer the best risk-adjusted returns of any fixed-income sector, and we tend to favor high yield. Given the environment, however, we believe security avoidance may be just as important as security selection going forward. Both involve a bottom-up fundamental process with a view toward recognizing what is worth owning and, more importantly, what is not.

This is particularly true in an environment of shareholder-friendly activity, including dividends and share buybacks. Given the massive deleveraging following the 2008 financial crisis and the enormous cash balances that some companies have accumulated, it makes sense that this activity will continue. We would also note the resurgence of merger and acquisition activity as companies take advantage of cheap financing. All these activities can involve a re-leveraging of capital structures, and bondholders need to be leery of them.

We’re often asked by our clients: What should we do in this environment? Where do we go? We always turn back to our core tenet: Seeking risk-adjusted returns and capital preservation. While valuations require being increasingly selective, we see significant opportunities in the second half of 2014, including those that buck the consensus – an area where we have expertise through our fundamental, bottom-up approach. We intend to take advantage of these opportunities as we stick to our core tenet of seeking risk-adjusted returns and capital preservation.

Thank you for investing in Janus Flexible Bond Fund.

2 | JUNE 30, 2014

(unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
June 30, 2014

Weighted Average Maturity	8.4 Years
Average Effective Duration*	5.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.06%
With Reimbursement	2.06%
Class A Shares at MOP
Without Reimbursement	1.96%
With Reimbursement	1.96%
Class C Shares***
Without Reimbursement	1.32%
With Reimbursement	1.32%
Class D Shares
Without Reimbursement	2.25%
With Reimbursement	2.25%
Class I Shares
Without Reimbursement	2.25%
With Reimbursement	2.25%
Class N Shares
Without Reimbursement	2.41%
With Reimbursement	2.41%
Class R Shares
Without Reimbursement	1.66%
With Reimbursement	1.66%
Class S Shares
Without Reimbursement	1.91%
With Reimbursement	1.91%
Class T Shares
Without Reimbursement	2.16%
With Reimbursement	2.16%
Number of Bonds/Notes	361

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Total Investments)
June 30, 2014

AAA	0.2%
AA	43.7%
A	6.7%
BBB	26.0%
BB	17.9%
B	1.3%
CCC	0.3%
Not Rated	2.0%
Other	1.9%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2014

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Janus Fixed Income & Money Market Funds | 3

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014					Expense Ratios – per the October 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	5.47%	6.54%	6.01%	7.25%	0.75%

MOP	0.50%	5.51%	5.50%	7.06%

Janus Flexible Bond Fund – Class C Shares

NAV	4.68%	5.70%	5.27%	6.56%	1.55%

CDSC	3.68%	5.70%	5.27%	6.56%

Janus Flexible Bond Fund – Class D Shares(1)	5.67%	6.73%	6.11%	7.29%	0.60%

Janus Flexible Bond Fund – Class I Shares	5.69%	6.62%	6.05%	7.27%	0.56%

Janus Flexible Bond Fund – Class N Shares	5.74%	6.62%	6.05%	7.27%	0.44%

Janus Flexible Bond Fund – Class R Shares	5.05%	6.08%	5.57%	6.85%	1.19%

Janus Flexible Bond Fund – Class S Shares	5.31%	6.35%	5.82%	7.10%	0.95%

Janus Flexible Bond Fund – Class T Shares	5.58%	6.62%	6.05%	7.27%	0.70%

Barclays U.S. Aggregate Bond Index	4.37%	4.85%	4.93%	6.87%**

Morningstar Quartile – Class T Shares	2nd	2nd	1st	1st

Morningstar Ranking – based on total returns for Intermediate-Term Bond Funds	384/1,078	340/951	72/840	21/204

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

4 | JUNE 30, 2014

(unaudited)

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 7, 1987
**	The Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 5

Janus Flexible Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,040.30	$4.00	$1,000.00	$1,020.88	$3.96	0.79%

Class C Shares	$1,000.00	$1,036.40	$7.78	$1,000.00	$1,017.16	$7.70	1.54%

Class D Shares	$1,000.00	$1,041.20	$3.09	$1,000.00	$1,021.77	$3.06	0.61%

Class I Shares	$1,000.00	$1,041.20	$3.04	$1,000.00	$1,021.82	$3.01	0.60%

Class N Shares	$1,000.00	$1,041.00	$2.28	$1,000.00	$1,022.56	$2.26	0.45%

Class R Shares	$1,000.00	$1,038.20	$6.01	$1,000.00	$1,018.89	$5.96	1.19%

Class S Shares	$1,000.00	$1,039.50	$4.80	$1,000.00	$1,020.08	$4.76	0.95%

Class T Shares	$1,000.00	$1,039.80	$3.49	$1,000.00	$1,021.37	$3.46	0.69%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2014

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 4.7%
$15,244,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$15,651,655
5,249,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	5,440,158
10,293,000	Aventura Mall Trust 2013-AVM 3.8674%, 12/5/20 (144A),‡	9,985,270
8,200,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2018%, 8/15/26 (144A),‡	8,223,427
15,130,875	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	15,541,149
2,607,225	COMM 2006-FL12 Mortgage Trust 0.4918%, 12/15/20 (144A),‡	2,583,898
4,535,503	COMM 2006-FL12 Mortgage Trust 0.5318%, 12/15/20 (144A),‡	4,449,569
4,551,532	COMM 2006-FL12 Mortgage Trust 0.7218%, 12/15/20 (144A),‡	4,374,264
3,530,000	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	3,834,166
24,700,000	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	27,296,242
2,885,832	Credit Suisse Mortgage Capital Certificates 0.5518%, 9/15/21 (144A),‡	2,871,079
9,381,293	Credit Suisse Mortgage Capital Certificates 0.7018%, 9/15/21 (144A),‡	9,319,432
4,200,000	Credit Suisse Mortgage Capital Certificates 0.4018%, 10/15/21 (144A),‡	4,149,923
5,800,000	Credit Suisse Mortgage Capital Certificates 0.4518%, 10/15/21 (144A),‡	5,701,847
19,326,741	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	16,860,649
14,049,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	13,244,386
12,256,000	GS Mortgage Securities Corp. II 2.7510%, 11/8/29 (144A),‡	12,478,667
16,264,000	GS Mortgage Securities Corp. II 3.7510%, 11/8/29 (144A),‡	16,421,322
6,423,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.7706%, 1/10/18 (144A),‡	6,509,704
6,045,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	6,259,628
4,057,000	Hilton USA Trust 2013-HLT 4.6017%, 11/5/30 (144A),‡	4,187,972
6,427,770	JP Morgan Chase Commercial Mortgage Securities Corp. 3.9018%, 8/15/29 (144A),‡	6,485,343
9,973,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.1418%, 4/15/30 (144A),‡	9,998,680
4,700,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.8918%, 4/15/30 (144A),‡	4,707,233
11,005,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 2.8044%, 2/16/25 (144A)	11,303,456
9,050,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 4.8447%, 2/16/25 (144A)	9,449,033
3,806,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6518%, 12/15/28 (144A),‡	3,819,481
17,794,774	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	19,124,257
6,243,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	6,386,402
6,185,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	6,431,324
22,396,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	24,362,638
7,621,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	8,347,777
4,678,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9018%, 1/15/27 (144A),‡	4,680,942
1,691,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4018%, 2/15/27 (144A),‡	1,692,595
1,902,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4018%, 2/15/27 (144A),‡	1,899,902

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $310,642,780)		314,073,470

Bank Loans and Mezzanine Loans – 2.2%
Basic Industry – 0.2%
13,487,072	FMG Resources August 2006 Pty, Ltd. 3.7500%, 6/28/19‡	13,492,198
Communications – 0.2%
14,983,705	Tribune Co. 4.0000%, 12/27/20‡	15,007,080
Consumer Cyclical – 0.4%
22,815,555	MGM Resorts International 3.5000%, 12/20/19‡	22,737,069
Consumer Non-Cyclical – 0.5%
3,320,315	CHS / Community Health Systems, Inc. 4.2500%, 1/27/21‡	3,338,045
14,408,888	IMS Health, Inc. 3.5000%, 3/17/21‡	14,318,832
11,386,269	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	11,374,883

		29,031,760
Technology – 0.9%
61,875,000	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	62,046,394

Total Bank Loans and Mezzanine Loans (cost $142,053,210)		142,314,501

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 7

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Corporate Bonds – 48.1%
Asset-Backed Securities – 0.3%
$20,656,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	$20,571,951
Banking – 8.5%
28,507,000	Abbey National Treasury Services PLC 4.0000%, 3/13/24	29,417,827
14,591,000	American Express Co. 6.8000%, 9/1/66‡	16,050,100
8,900,000	Bank of America Corp. 1.5000%, 10/9/15	8,981,951
7,460,000	Bank of America Corp. 2.6000%, 1/15/19	7,547,752
38,230,000	Bank of America Corp. 2.6500%, 4/1/19	38,749,928
31,035,000	Bank of America Corp. 8.0000%µ	34,348,141
8,435,000	Citigroup, Inc. 5.0000%, 9/15/14	8,509,684
20,074,000	Citigroup, Inc. 5.9000%, 12/29/49	20,274,740
2,666,000	Citigroup, Inc. 5.3500%µ	2,557,694
19,505,000	Goldman Sachs Capital I 6.3450%, 2/15/34	22,282,434
8,636,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	9,504,264
19,150,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	19,447,514
15,359,000	Goldman Sachs Group, Inc. 5.7000%µ	15,867,767
7,767,000	HBOS PLC 6.7500%, 5/21/18 (144A)	8,947,809
4,114,000	HSBC Bank USA NA 4.8750%, 8/24/20	4,585,246
28,649,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	28,987,488
3,341,000	JPMorgan Chase & Co. 7.9000%µ	3,733,568
6,001,000	Lloyds Bank PLC 6.5000%, 9/14/20 (144A)	7,043,800
30,675,000	Morgan Stanley 3.4500%, 11/2/15	31,739,453
6,701,000	Morgan Stanley 4.7500%, 3/22/17	7,295,640
21,700,000	Morgan Stanley 2.5000%, 1/24/19	21,943,040
20,219,000	Morgan Stanley 5.0000%, 11/24/25	21,564,938
4,138,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	4,223,342
32,337,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	35,395,886
30,590,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	33,074,061
53,799,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	54,627,451
15,582,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	16,829,043
15,979,000	SVB Financial Group 5.3750%, 9/15/20	18,082,987
30,382,000	Zions Bancorporation 5.8000%µ	28,976,833

		560,590,381
Basic Industry – 1.9%
11,337,000	Ashland, Inc. 3.8750%, 4/15/18	11,662,939
11,609,000	Ashland, Inc. 4.7500%, 8/15/22	11,667,045
15,685,000	Ashland, Inc. 6.8750%, 5/15/43	16,900,587
13,860,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	15,090,075
8,207,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	9,161,064
1,983,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	2,218,481
7,513,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	8,536,646
34,322,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	40,156,740
8,055,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	8,217,397

		123,610,974
Brokerage – 3.4%
14,796,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	16,356,978
13,544,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	13,800,415
15,761,000	Charles Schwab Corp. 7.0000%µ	18,400,968
8,658,000	E*TRADE Financial Corp. 6.7500%, 6/1/16	9,393,930
7,885,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	8,200,400
10,776,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	11,665,020
2,497,000	Lazard Group LLC 6.8500%, 6/15/17	2,832,904
20,116,000	Lazard Group LLC 4.2500%, 11/14/20	21,075,433
31,545,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	33,358,837
20,086,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	21,441,805
43,960,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	49,576,593
16,230,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	16,482,604

		222,585,887
Capital Goods – 1.6%
12,178,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	12,436,782
12,686,000	Exelis, Inc. 4.2500%, 10/1/16	13,455,456

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Capital Goods – (continued)
$5,483,000	Exelis, Inc. 5.5500%, 10/1/21	$5,892,646
17,886,000	FLIR Systems, Inc. 3.7500%, 9/1/16	18,839,646
12,373,000	Hanson, Ltd. 6.1250%, 8/15/16	13,486,570
18,694,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23	19,666,107
5,137,000	Interface, Inc. 7.6250%, 12/1/18	5,393,850
7,615,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24 (144A)	7,672,158
2,392,000	Timken Co. 6.0000%, 9/15/14	2,416,492
3,459,000	Vulcan Materials Co. 7.0000%, 6/15/18	3,982,174

		103,241,881
Communications – 1.5%
7,182,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	7,235,865
8,173,000	Nielsen Finance LLC / Nielsen Finance Co. 5.0000%, 4/15/22 (144A)	8,234,297
11,428,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	11,646,320
17,356,000	UBM PLC 5.7500%, 11/3/20 (144A)	18,678,284
13,679,000	Verizon Communications, Inc. 3.6500%, 9/14/18	14,629,431
13,189,000	Verizon Communications, Inc. 5.1500%, 9/15/23	14,759,718
12,580,000	Verizon Communications, Inc. 6.4000%, 9/15/33	15,409,720
6,639,000	Viacom, Inc. 3.8750%, 4/1/24	6,746,532

		97,340,167
Consumer Cyclical – 4.6%
32,403,000	Brinker International, Inc. 3.8750%, 5/15/23	31,404,599
4,751,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	5,033,209
6,991,000	DR Horton, Inc. 4.7500%, 5/15/17	7,410,460
12,290,000	DR Horton, Inc. 3.7500%, 3/1/19	12,351,450
26,689,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	31,334,567
16,097,000	General Motors Co. 3.5000%, 10/2/18 (144A)	16,459,183
57,172,000	General Motors Co. 4.8750%, 10/2/23 (144A)	60,173,530
21,785,000	General Motors Co. 6.2500%, 10/2/43 (144A)	24,998,287
8,283,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	8,407,245
6,096,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23	6,088,380
4,977,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	4,986,755
4,943,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	5,508,568
13,959,000	MDC Holdings, Inc. 5.5000%, 1/15/24	14,509,557
6,676,000	MGM Resorts International 6.6250%, 7/15/15	6,993,110
8,731,000	MGM Resorts International 7.5000%, 6/1/16	9,636,841
6,883,000	MGM Resorts International 8.6250%, 2/1/19	8,199,374
13,146,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	13,146,000
11,162,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	13,270,323
6,026,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	6,206,780
4,895,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	5,323,313
3,349,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	3,290,393
10,388,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	10,050,390

		304,782,314
Consumer Non-Cyclical – 4.5%
15,345,000	Actavis, Inc. 1.8750%, 10/1/17	15,481,862
39,492,000	Forest Laboratories, Inc. 4.3750%, 2/1/19 (144A)	42,604,364
46,380,000	Forest Laboratories, Inc. 4.8750%, 2/15/21 (144A)	50,647,888
23,817,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	26,317,785
8,816,000	HCA, Inc. 3.7500%, 3/15/19	8,893,140
23,789,000	Life Technologies Corp. 6.0000%, 3/1/20	27,804,250
4,260,000	Life Technologies Corp. 5.0000%, 1/15/21	4,772,495
3,828,000	Perrigo Co. PLC 2.3000%, 11/8/18 (144A)	3,826,427
11,483,000	Perrigo Co. PLC 4.0000%, 11/15/23 (144A)	11,670,931
19,371,000	SABMiller Holdings, Inc. 2.2000%, 8/1/18 (144A)	19,575,403
13,938,000	Safeway, Inc. 4.7500%, 12/1/21	14,317,685
4,873,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	5,092,285
8,557,000	Tyson Foods, Inc. 6.6000%, 4/1/16	9,373,064
28,877,000	WM Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	29,330,629
30,737,000	WM Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	31,823,491

		301,531,699

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 9

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Electric – 0.6%
$14,252,000	CMS Energy Corp. 4.2500%, 9/30/15	$14,845,981
7,989,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	8,528,257
10,680,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	11,183,647
7,166,000	PPL WEM Holdings, Ltd. 5.3750%, 5/1/21 (144A)	8,060,568

		42,618,453
Energy – 8.3%
56,779,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	60,469,635
73,339,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	75,905,865
18,182,000	Cimarex Energy Co. 5.8750%, 5/1/22	20,091,110
7,021,000	Cimarex Energy Co. 4.3750%, 6/1/24	7,152,644
2,678,000	Continental Resources, Inc. 7.1250%, 4/1/21	3,032,835
37,650,000	Continental Resources, Inc. 5.0000%, 9/15/22	40,944,375
14,191,000	Continental Resources, Inc. 3.8000%, 6/1/24 (144A)	14,344,334
7,191,000	Continental Resources, Inc. 4.9000%, 6/1/44 (144A)	7,430,439
25,857,000	DCP Midstream Operating LP 4.9500%, 4/1/22	28,387,133
10,973,000	DCP Midstream Operating LP 3.8750%, 3/15/23	11,109,361
13,740,000	Devon Energy Corp. 2.2500%, 12/15/18	13,900,538
940,000	El Paso LLC 6.5000%, 9/15/20	1,041,050
2,045,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,395,458
8,773,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	9,591,056
15,826,000	El Paso Pipeline Partners Operating Co. LLC 4.3000%, 5/1/24	15,938,998
9,129,000	Energy Transfer Partners LP 4.1500%, 10/1/20	9,651,398
23,739,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	24,911,066
18,890,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	21,090,723
3,355,000	Frontier Oil Corp. 6.8750%, 11/15/18	3,522,750
8,068,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	9,169,984
7,422,000	Nabors Industries, Inc. 6.1500%, 2/15/18	8,455,922
25,739,000	Nabors Industries, Inc. 5.0000%, 9/15/20	28,879,930
1,990,000	Nabors Industries, Inc. 4.6250%, 9/15/21	2,155,540
9,967,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19 (144A)	9,991,917
2,273,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	2,375,285
13,338,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	14,405,040
1,931,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	2,066,234
3,550,000	Spectra Energy Partners LP 2.9500%, 9/25/18	3,685,038
18,612,000	Spectra Energy Partners LP 4.7500%, 3/15/24	20,164,464
40,999,000	Western Gas Partners LP 5.3750%, 6/1/21	46,427,555
6,325,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	6,593,812
21,513,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	22,642,432

		547,923,921
Finance Companies – 2.3%
43,146,000	CIT Group, Inc. 4.2500%, 8/15/17	45,006,671
6,547,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	7,349,008
26,743,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	28,982,726
8,650,000	CIT Group, Inc. 3.8750%, 2/19/19	8,784,940
8,091,000	GE Capital Trust I 6.3750%, 11/15/67‡	9,001,238
1,527,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	1,702,605
29,405,000	General Electric Capital Corp. 6.2500%µ	32,713,062
17,500,000	General Electric Capital Corp. 7.1250%µ	20,653,500

		154,193,750
Financial – 1.0%
24,510,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	24,766,767
42,157,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	42,505,891

		67,272,658
Industrial – 0.4%
6,244,000	CBRE Services, Inc. 6.6250%, 10/15/20	6,626,445
6,192,000	Cintas Corp. No. 2 2.8500%, 6/1/16	6,399,686
6,605,000	Cintas Corp. No. 2 4.3000%, 6/1/21	7,123,334
5,662,000	URS Corp. 5.0000%, 4/1/22	5,769,566

		25,919,031
Insurance – 1.6%
6,018,000	American International Group, Inc. 5.6000%, 10/18/16	6,616,183
11,911,000	American International Group, Inc. 6.2500%, 3/15/37	13,325,431

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Insurance – (continued)
$26,900,000	American International Group, Inc. 8.1750%, 5/15/58‡	$37,054,750
34,651,000	Primerica, Inc. 4.7500%, 7/15/22	37,747,067
13,827,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	14,068,973

		108,812,404
Owned No Guarantee – 0.3%
10,379,000	CNOOC Nexen Finance 2014 ULC 4.2500%, 4/30/24	10,641,942
10,839,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	11,475,325

		22,117,267
Real Estate Investment Trusts (REITs) – 2.1%
25,554,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	27,019,573
9,949,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	11,521,141
26,284,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	30,438,738
11,524,000	Post Apartment Homes LP 4.7500%, 10/15/17	12,644,363
4,018,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	4,324,220
3,508,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	3,754,683
5,107,000	Senior Housing Properties Trust 6.7500%, 4/15/20	5,900,112
5,971,000	Senior Housing Properties Trust 6.7500%, 12/15/21	6,975,943
11,007,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	11,980,481
19,612,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	23,744,994

		138,304,248
Technology – 3.8%
16,652,000	Amphenol Corp. 4.7500%, 11/15/14	16,908,124
14,665,000	Autodesk, Inc. 3.6000%, 12/15/22	14,542,371
11,143,000	Fidelity National Information Services, Inc. 3.8750%, 6/5/24	11,195,807
11,590,000	Fiserv, Inc. 3.1250%, 10/1/15	11,923,016
42,922,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	43,122,703
7,424,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	7,368,320
56,131,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	55,313,677
10,536,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	11,363,392
42,437,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	47,846,062
20,044,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	20,461,116
6,430,000	Xilinx, Inc. 2.1250%, 3/15/19	6,441,368
8,199,000	Xilinx, Inc. 3.0000%, 3/15/21	8,275,308

		254,761,264
Transportation – 1.4%
2,407,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,456,500
2,240,203	CSX Transportation, Inc. 8.3750%, 10/15/14	2,290,110
17,344,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	17,861,632
3,101,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	3,187,596
22,112,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	23,183,680
12,000,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	12,022,140
1,801,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	1,970,782
11,465,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	11,866,825
3,961,000	Southwest Airlines Co. 5.2500%, 10/1/14	4,002,872
10,883,000	Southwest Airlines Co. 5.1250%, 3/1/17	11,865,887

		90,708,024

Total Corporate Bonds (cost $3,040,650,464)		3,186,886,274

Mortgage-Backed Securities – 18.5%
	Fannie Mae:
3,013,133	5.5000%, 1/1/25	3,294,463
10,388,165	5.0000%, 9/1/29	11,577,658
4,221,284	5.0000%, 1/1/30	4,702,223
2,072,875	5.5000%, 1/1/33	2,345,225
10,639,828	6.0000%, 10/1/35	12,058,125
9,392,652	6.0000%, 12/1/35	10,641,043
3,540,414	6.0000%, 2/1/37	4,049,054
12,433,278	6.0000%, 9/1/37	13,623,120
10,732,419	6.0000%, 10/1/38	12,498,354
3,626,046	7.0000%, 2/1/39	3,894,623
10,913,151	5.5000%, 3/1/40	12,219,778
31,183,030	5.5000%, 4/1/40	35,089,347
2,709,633	4.5000%, 10/1/40	2,954,486
3,001,909	4.0000%, 12/1/40	3,191,789
28,941,798	5.0000%, 2/1/41	32,279,179
5,982,862	5.5000%, 2/1/41	6,808,664
5,166,528	4.5000%, 4/1/41	5,615,527
8,623,798	4.5000%, 4/1/41	9,401,586
5,060,137	5.0000%, 4/1/41	5,634,747
8,695,974	4.5000%, 5/1/41	9,456,285
4,903,979	5.0000%, 5/1/41	5,472,527
10,541,799	5.5000%, 5/1/41	11,810,559

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 11

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Fannie Mae: (continued)
$4,780,663	5.5000%, 6/1/41	$5,367,324
12,549,033	5.0000%, 7/1/41	14,002,098
11,941,070	4.5000%, 8/1/41	13,026,356
8,657,558	4.5000%, 10/1/41	9,406,130
5,813,306	5.0000%, 10/1/41	6,481,282
9,149,583	4.0000%, 9/1/42	9,666,695
64,020,593	4.5000%, 9/1/42	69,613,014
9,816,284	4.0000%, 11/1/42	10,372,018
15,932,407	4.5000%, 11/1/42	17,324,290
41,324,990	4.5000%, 2/1/43	44,935,094
59,013,134	4.5000%, 2/1/43	64,501,787
26,152,318	4.0000%, 5/1/43	27,626,248
21,332,092	4.0000%, 7/1/43	22,523,105
24,015,042	4.0000%, 8/1/43	25,355,493
7,255,207	4.0000%, 9/1/43	7,668,860
13,527,850	3.5000%, 1/1/44	13,984,012
28,981,609	3.5000%, 1/1/44	29,957,057
14,546,562	4.0000%, 2/1/44	15,366,524
16,404,596	3.5000%, 4/1/44	16,912,884
	Freddie Mac:
2,433,227	5.0000%, 1/1/19	2,582,867
1,892,987	5.0000%, 2/1/19	2,009,403
2,348,816	5.5000%, 8/1/19	2,493,855
4,187,198	5.0000%, 6/1/20	4,518,171
8,535,075	5.5000%, 12/1/28	9,638,559
7,186,488	5.5000%, 10/1/36	8,138,290
24,269,741	5.5000%, 4/1/40	27,379,330
36,063,548	6.0000%, 4/1/40	41,237,370
6,434,264	4.5000%, 1/1/41	7,012,214
13,804,816	5.0000%, 5/1/41	15,445,965
10,546,825	5.5000%, 5/1/41	12,030,635
2,011,822	4.5000%, 9/1/41	2,186,116
	Ginnie Mae:
5,569,884	4.0000%, 8/15/24	5,926,759
10,135,941	5.1000%, 1/15/32	11,479,702
11,717,233	4.9000%, 10/15/34	12,878,344
4,856,061	6.0000%, 11/20/34	5,479,586
21,584,296	5.5000%, 3/20/35	24,266,075
3,379,257	5.5000%, 9/15/35	3,879,459
5,235,688	5.5000%, 3/15/36	5,907,293
6,113,247	5.5000%, 3/20/36	6,831,996
3,175,184	6.0000%, 1/20/39	3,586,797
1,549,817	7.0000%, 5/20/39	1,785,166
36,553,087	5.5000%, 6/15/39	42,001,127
9,108,208	5.5000%, 8/15/39	10,815,227
13,805,410	5.5000%, 8/15/39	15,941,724
9,193,571	5.0000%, 9/15/39	10,329,467
18,798,108	5.0000%, 9/15/39	21,118,626
5,298,943	5.0000%, 10/15/39	5,850,002
9,192,332	5.0000%, 11/15/39	10,132,001
2,931,353	5.0000%, 1/15/40	3,236,601
2,163,169	5.0000%, 4/15/40	2,385,893
754,502	5.0000%, 5/15/40	839,090
3,260,916	5.0000%, 5/15/40	3,614,230
18,069,271	5.0000%, 5/15/40	20,047,562
2,802,753	5.0000%, 7/15/40	3,081,938
9,035,215	5.0000%, 7/15/40	9,967,764
12,278,811	4.5000%, 9/15/40	13,560,142
9,009,473	5.0000%, 2/15/41	10,108,636
4,174,010	5.0000%, 4/15/41	4,855,950
11,878,900	4.5000%, 5/15/41	13,112,720
3,667,343	5.0000%, 5/15/41	4,136,122
2,488,447	5.0000%, 6/20/41	2,749,649
10,655,801	5.0000%, 6/20/41	11,816,744
2,617,006	4.5000%, 7/15/41	2,870,128
10,299,642	4.5000%, 7/15/41	11,257,886
23,834,857	4.5000%, 8/15/41	26,506,097
3,615,399	5.0000%, 9/15/41	4,029,364
2,875,351	5.5000%, 9/20/41	3,215,451
1,203,840	6.0000%, 10/20/41	1,370,424
3,965,667	6.0000%, 12/20/41	4,495,151
8,371,246	5.5000%, 1/20/42	9,362,780
3,909,034	6.0000%, 1/20/42	4,450,376
4,154,044	6.0000%, 2/20/42	4,724,107
3,495,558	6.0000%, 3/20/42	3,980,854
13,069,411	6.0000%, 4/20/42	14,876,126
5,126,428	3.5000%, 5/20/42	5,372,480
8,484,043	6.0000%, 5/20/42	9,653,913
15,016,305	5.5000%, 7/20/42	16,773,099
3,497,872	6.0000%, 7/20/42	3,978,494
3,426,427	6.0000%, 8/20/42	3,891,810
4,163,371	6.0000%, 9/20/42	4,738,137
3,550,730	6.0000%, 11/20/42	4,026,897
4,430,444	6.0000%, 2/20/43	5,047,538

Total Mortgage-Backed Securities (cost $1,211,717,937)		1,223,724,912

Preferred Stock – 1.8%
Capital Markets – 0.8%
78,700	Charles Schwab Corp., 6.0000%	1,985,601
595,575	Morgan Stanley, 6.8750%	16,181,773
861,175	Morgan Stanley, 7.1250%	24,000,947
371,225	State Street Corp., 5.9000%	9,726,095

		51,894,416
Commercial Banks – 0.5%
1,298,375	Wells Fargo & Co., 6.6250%	36,250,630
Construction & Engineering – 0.1%
236,750	Citigroup Capital XIII, 7.8750%	6,557,975
Consumer Finance – 0.4%
955,570	Discover Financial Services, 6.5000%	23,984,807

Total Preferred Stock (cost $110,492,705)		118,687,828

U.S. Treasury Notes/Bonds – 23.5%
$196,093,000	0.3750%, 1/31/16	196,376,354
365,092,000	0.2500%, 2/29/16†	364,735,305
31,291,000	0.3750%, 4/30/16	31,281,237
304,526,000	0.3750%, 5/31/16	304,252,536
54,215,500	0.8750%, 1/31/17†	54,456,922
17,908,000	0.8750%, 2/28/17	17,973,758
28,415,000	0.7500%, 6/30/17	28,299,578
9,545,000	0.7500%, 10/31/17	9,452,528
11,750,000	0.7500%, 12/31/17	11,601,292
19,120,000	0.8750%, 1/31/18	18,936,276
14,010,000	0.7500%, 3/31/18	13,764,825
17,343,100	2.3750%, 5/31/18	18,080,182
64,655,000	1.3750%, 7/31/18	64,735,819
103,511,000	1.5000%, 8/31/18	104,052,776
82,411,000	2.7500%, 11/15/23	84,464,847
4,027,000	2.7500%, 2/15/24	4,118,550

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

U.S. Treasury Notes/Bonds – (continued)
$49,459,000	2.5000%, 5/15/24	$49,389,461
10,667,000	3.7500%, 11/15/43	11,520,360
82,587,000	3.6250%, 2/15/44	87,155,052
82,137,000	3.3750%, 5/15/44	82,688,878

Total U.S. Treasury Notes/Bonds (cost $1,546,174,174)		1,557,336,536

Money Market – 1.4%
89,490,320	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $89,490,320)	89,490,320

Total Investments (total cost $6,451,221,590) – 100.2%		6,632,513,841

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(12,829,842)

Net Assets – 100%		$6,619,683,999

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$6,019,625,299	90.8%
United Kingdom	241,299,476	3.6
Australia	72,998,652	1.1
Singapore	62,046,394	0.9
Taiwan	55,313,677	0.8
South Korea	54,598,028	0.8
Germany	44,496,994	0.7
Netherlands	42,505,891	0.7
Italy	28,987,488	0.4
China	10,641,942	0.2

Total	$6,632,513,841	100.0%

††	Includes Cash Equivalents of 1.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 13

Janus Global Bond Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted returns and capital preservation. We deploy a flexible approach with the ability to deviate significantly from the index on a sector, country, currency and duration basis.
Chris Diaz co-portfolio manager	Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the one-year ended June 30, 2014, Janus Global Bond Fund’s Class I Shares returned 11.24% compared with 7.39% for the Fund’s primary benchmark, the Barclays Global Aggregate Bond Index, and 9.67% for the Fund’s secondary benchmark, the Barclays Global Aggregate Corporate Bond Index.

MARKET ENVIRONMENT

The global markets during the12-month period were marked by concerns over the direction of monetary policies and economic growth in developed countries. In the second half of 2013, these concerns initially drove up yields of the10-year Treasury and German Bund. By the start of 2014, these concerns had been somewhat allayed. Yields of these global benchmark bonds swiftly began a descent and ended the period near historically low levels.

In the summer of 2013, U.S. economic data had stoked anxiety about when the Federal Reserve (Fed) would exit its accommodative monetary policy. These concerns coincided with a slowdown in China’s growth. They combined to fuel a flight from emerging markets, which had become dependent on demand from China and investment driven by easy monetary policy. Meanwhile, a different economic tale was unfolding in Europe, where the economic recovery appeared fragile amid risks of deflation.

As 2014 unfolded, the Fed signaled that its full exit from loose monetary policy would not occur until 2015 even as the U.S. economy rebounded from a winter slowdown. The European Central Bank (ECB) announced a series of aggressive measures to prop up the euro-zone recovery and made explicit commitments to backstop the region’s peripheral economies. The jury remained out on the aggressive fiscal and monetary measures taken by Japan to support its own recovery.

With monetary policies globally keeping rates at historically low levels, investors reached for yield and returns. Both investment-grade and high-yield spreads narrowed to pre-crisis levels, and spreads in U.S. mortgage-backed securities (MBS) remained tight.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark for the period. Our overweight allocation in corporate credit, particularly our security selection within it, were the top drivers of outperformance, reflecting our bottom-up, fundamentally driven investment process. Our decision to be overweight this segment is underpinned by our belief that U.S. corporate balance sheets are at their strongest in recent history while there is a stepped up focus on capital stewardship in Europe. On a sector basis within corporates, contributors were led by banking, automotive and wireline communication companies; relative sector detractors included cyclical consumer services, electric utility and transportation services companies. Amid improving economic conditions here and abroad, we were also overweight higher yielding securities within the corporate segment. This was additive to performance and helped make spread carry (the excess yield of holdings over those in the benchmark) a large relative contributor as well.

The Fund started out the period favoring Treasurys over European sovereigns. As we entered the second half of the period, we viewed European sovereigns, especially those of the peripheral euro-zone countries, as more compelling investments. The Fund then made a significant shift to Treasurys, which trade off the German yield curve, such as Portugal and Spain. By period end, the Fund had no exposure to U.S. sovereigns. This positioning benefitted shareholders as our sovereign allocation was the second largest contributor to outperformance during the period. Security selection within the segment was particularly beneficial due to peripheral country sovereigns, such as Portugal. Our zero-weighting in Japan was also a relative contributor.

Yield curve positioning was a relative detractor. We were short duration versus the benchmark. Much of the Fund’s

14 | JUNE 30, 2014

(unaudited)

duration was expressed through our corporate allocation, where we also have significant U.S. exposure. Because in our view there is a greater risk of rates rising in the U.S. longer term, we believe shorter duration (sensitivity to rising rates) is called for. However, because rates fell during the period, this positioning worked against us.

Our allocation in U.S. MBS, where we are underweight the index, was also a relative detractor mostly because of our security selection. Our minor cash position detracted on a relative basis as well.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We expect the recovery in global growth will continue, but at a moderate pace. Within that, however, the U.S. economic rebound that began in the spring after the winter slowdown in 2014 is gathering momentum. Job growth trends are strengthening, and inflation has picked up. While the Fed has indicated that rate hikes will not come until 2015, its post-policy-meeting statements are aimed at preparing the market for an exit from loose monetary conditions. All these factors could put upward pressure on rates; thus, we are vigilant about U.S. interest rate risk.

Meanwhile, the recovery in Europe continues to be tepid, with the risks more toward deflation. While improvement has been seen in the euro zone’s peripheral countries, their recovery remains fragile. The aggressive monetary stimulus regime that the ECB announced in June is somewhat offsetting the market impact of the later economic and monetary cycles of the U.S. Thus, rates in the developed world remain historically low. This global dynamic helps create dueling risks of higher and lower rates that could continue for the time being.

We believe rates may have more opportunity to decline in Europe in contrast to the U.S. given the earlier stage of Europe’s monetary cycle. Consequently, we continue to migrate U.S. dollar-denominated investment based on the Treasury curve and into euro-denominated investment based on the German yield curve. Additionally, with the ECB publicly committed to backstopping peripheral countries and to sustaining the euro-zone’s recovery overall, we believe select higher-yielding sovereign credits remain attractive.

Given evolving monetary policies globally, managing duration and yield curve risk will be important to success in this market, in our view. While using the long end of the yield curve to provide some protection for investors is still applicable, we think the “new defensive” will be more about being opportunistic as it relates to rates, with a bias toward being short in duration.

Turning to corporate credit, we believe the persistence of loose monetary policy globally has created complacency about low rates in the markets. It appears investors are comfortable reaching for yield and returns, and this is stretching valuations in the investment-grade and high-yield markets globally. We still expect that credit will offer the best risk-adjusted returns of any fixed income sector, and we tend to favor high yield.

We also are finding more credit opportunities in Europe. Besides the ECB’s aggressive stimulus measures, the region is earlier in its corporate deleveraging cycle while experiencing sustainable, albeit tepid, economic growth. This creates a more attractive environment for credit investing on a risk-adjusted basis, in our view. Given valuations globally, however, we believe security avoidance may be just as important as security selection going forward. Both involve a bottom-up, fundamental process with a view toward recognizing what is worth owning and, more importantly, what is not.

We continue to be cautious on Japan. We don’t believe Japanese government bond yields offer enough compensation for the risks associated with the country’s ongoing recovery plan. In contrast, China’s general economic stability may offer opportunities in currencies linked to its prospects.

We remain cautious on emerging market debt. We think emerging markets are vulnerable to considerable volatility for the remainder of the year amid changing monetary policies around the globe as well as geopolitical risks, specifically those presented by Iraq and Ukraine. There likely will be periods of buying opportunity, but for the most part there may be more uncertainty in emerging markets for the remainder of 2014 and into 2015.

We’re often asked by our clients: What should we do in this environment? Where do we go? We always turn back to our core tenet: Seeking risk-adjusted returns and capital preservation. While valuations require being increasingly selective, we see significant opportunities in the second half of 2014, including those that buck the consensus – an area where we have expertise through our fundamental, bottom-up approach. We intend to take advantage of these opportunities as we stick to our core tenet of seeking risk-adjusted returns and capital preservation.

Janus Fixed Income & Money Market Funds | 15

Janus Global Bond Fund (unaudited)

Thank you for your investment in Janus Global Bond Fund.

16 | JUNE 30, 2014

(unaudited)

Janus Global Bond Fund At A Glance

Fund Profile
June 30, 2014

Weighted Average Maturity	9.3 Years
Average Effective Duration*	5.2 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	0.89%
With Reimbursement	0.89%
Class A Shares at MOP
Without Reimbursement	0.85%
With Reimbursement	0.85%
Class C Shares***
Without Reimbursement	0.18%
With Reimbursement	0.18%
Class D Shares
Without Reimbursement	1.02%
With Reimbursement	1.02%
Class I Shares
Without Reimbursement	1.19%
With Reimbursement	1.25%
Class N Shares
Without Reimbursement	1.19%
With Reimbursement	1.19%
Class S Shares
Without Reimbursement	0.70%
With Reimbursement	0.70%
Class T Shares
Without Reimbursement	0.94%
With Reimbursement	0.94%
Number of Bonds/Notes	165

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Total Investments)
June 30, 2014

AAA	0.1%
AA	3.9%
A	12.1%
BBB	28.1%
BB	21.1%
B	2.9%
CCC	0.1%
Not Rated	30.2%
Other	1.5%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2014

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Emerging markets comprised 10.8% of total net assets.

Janus Fixed Income & Money Market Funds | 17

Janus Global Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014			Expense Ratios – per the October 28, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Bond Fund – Class A Shares

NAV	10.96%	5.57%	1.09%	1.03%

MOP	5.71%	4.11%

Janus Global Bond Fund – Class C Shares

NAV	10.09%	4.80%	1.85%	1.77%

CDSC	9.09%	4.80%

Janus Global Bond Fund – Class D Shares(1)	11.07%	5.68%	0.98%	0.88%

Janus Global Bond Fund – Class I Shares	11.24%	5.80%	0.80%	0.75%

Janus Global Bond Fund – Class N Shares	11.24%	5.58%	0.80%	0.75%

Janus Global Bond Fund – Class S Shares	11.01%	5.48%	1.30%	1.25%

Janus Global Bond Fund – Class T Shares	11.02%	5.60%	1.05%	1.00%

Barclays Global Aggregate Bond Index	7.39%	3.89%

Barclays Global Aggregate Corporate Bond Index	9.67%	6.51%

Morningstar Quartile – Class I Shares	1st	1st

Morningstar Ranking – based on total returns for World Bond Funds	17/374	57/296

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

See important disclosures on the next page.

18 | JUNE 30, 2014

(unaudited)

The expense ratios shown are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 19

Janus Global Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,074.80	$5.14	$1,000.00	$1,019.84	$5.01	1.00%

Class C Shares	$1,000.00	$1,070.50	$9.19	$1,000.00	$1,015.92	$8.95	1.79%

Class D Shares	$1,000.00	$1,075.30	$4.58	$1,000.00	$1,020.38	$4.46	0.89%

Class I Shares	$1,000.00	$1,076.10	$4.79	$1,000.00	$1,020.18	$4.66	0.93%

Class N Shares	$1,000.00	$1,076.30	$3.66	$1,000.00	$1,021.27	$3.56	0.71%

Class S Shares	$1,000.00	$1,076.40	$3.50	$1,000.00	$1,021.42	$3.41	0.68%

Class T Shares	$1,000.00	$1,075.20	$4.84	$1,000.00	$1,020.13	$4.71	0.94%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

20 | JUNE 30, 2014

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount			Value

Asset-Backed/Commercial Mortgage-Backed Securities – 11.4%
	$665,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$682,783
	221,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	229,048
	440,000	Aventura Mall Trust 2013-AVM 3.8674%, 12/5/20 (144A),‡	426,845
	350,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2018%, 8/15/26 (144A),‡	351,000
	111,399	COMM 2006-FL12 Mortgage Trust 0.4918%, 12/15/20 (144A),‡	110,402
	194,196	COMM 2006-FL12 Mortgage Trust 0.5318%, 12/15/20 (144A),‡	190,517
	194,199	COMM 2006-FL12 Mortgage Trust 0.7218%, 12/15/20 (144A),‡	186,635
	158,000	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	171,614
	982,000	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	1,085,219
GBP	1,221,725	Eddystone Finance PLC 1.0528%, 4/19/21	2,066,557
EUR	1,276,895	Florentia, Ltd. 8.2390%, 10/6/24‡	1,889,949
	825,414	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	720,092
	205,000	Gracechurch Card Funding PLC 0.8511%, 6/15/17 (144A),‡	205,797
	680,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	641,055
	680,000	GS Mortgage Securities Corp. II 2.7510%, 11/8/29 (144A),‡	692,354
	648,000	GS Mortgage Securities Corp. II 3.7510%, 11/8/29 (144A),‡	654,268
	221,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	228,847
	200,000	Hilton USA Trust 2013-HLT 4.6017%, 11/5/30 (144A),‡	206,457
	275,352	JP Morgan Chase Commercial Mortgage Securities Corp. 3.9018%, 8/15/29 (144A),‡	277,818
	430,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.1418%, 4/15/30 (144A),‡	431,107
	205,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.8918%, 4/15/30 (144A),‡	205,316
	163,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6518%, 12/15/28 (144A),‡	163,577
	519,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	557,776
GBP	1,530,283	London & Regional Debt Securitisation No 2 PLC 5.8253%, 10/15/18‡	2,672,281
GBP	926,953	Morpheus European Loan Conduit No 19 PLC 0.9549%, 11/1/29‡	1,562,396
GBP	1,652,630	Nemus II Arden PLC 0.7551%, 2/15/20‡	2,778,468
EUR	1,111,400	Rivoli Pan Europe PLC 0.5160%, 8/3/18‡	1,504,236
	276,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	282,340
	293,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	304,669
NOK	16,100,000	Scandinavian Consumer Loans No 4, Ltd. 4.5530%, 1/15/37‡	2,631,261
EUR	2,300,938	Taurus 2013 GMF1 PLC 3.0680%, 5/21/24‡	3,217,564
EUR	1,786,191	TDA CAM 2 Fondo de Titulizacion de Activos 0.5620%, 10/26/32‡	2,391,072
	949,700	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	1,033,095
	368,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	403,094
CAD	1,374,000	West Edmonton Mall Property, Inc. 4.0560%, 2/13/24	1,325,564
GBP	76,291	Windermere XI CMBS PLC 0.7737%, 4/24/17‡	129,765

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $31,877,132)			32,610,838

Bank Loans and Mezzanine Loans – 3.3%
Basic Industry – 0.2%
	535,950	FMG Resources August 2006 Pty, Ltd. 3.7500%, 6/28/19‡	536,154
Consumer Cyclical – 0.1%
	147,750	MGM Resorts International 3.5000%, 12/20/19‡	147,242
Consumer Non-Cyclical – 0.3%
	143,280	CHS / Community Health Systems, Inc. 4.2500%, 1/27/21‡	144,045
	612,465	IMS Health, Inc. 3.5000%, 3/17/21‡	608,637
	72,649	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	72,576

			825,258
Industrial – 0.8%
	2,480,257	American Builders & Contractors Supply Co., Inc. 3.5000%, 4/16/20‡	2,471,725

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 21

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount			Value

Technology – 1.9%
	$5,513,000	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	$5,528,271

Total Bank Loans and Mezzanine Loans (cost $9,516,718)			9,508,650

Common Stock – 0.5%
Real Estate Management & Development – 0.5%
	77,000	Kennedy Wilson Europe Real Estate PLC* (cost $1,285,796)	1,449,374

Corporate Bonds – 44.6%
Banking – 12.1%
EUR	1,000,000	Banco Bilbao Vizcaya Argentaria SA 7.0000%µ	1,447,936
	780,000	Bank of America Corp. 8.0000%µ	863,269
EUR	656,000	Bank of Ireland 3.2500%, 1/15/19	933,820
EUR	531,000	Bank of Ireland 10.0000%, 2/12/20	917,899
EUR	1,499,000	Bank of Ireland 4.2500%, 6/11/24	2,040,126
EUR	1,400,000	Bankia SA 3.5000%, 1/17/19	2,037,059
EUR	1,300,000	CaixaBank SA 5.0000%, 11/14/23‡	1,925,627
EUR	467,000	Credit Agricole SA 6.5000%µ	677,785
	664,000	Goldman Sachs Group, Inc. 5.7000%µ	685,995
EUR	1,435,000	HSBC Holdings PLC 3.3750%, 1/10/24‡	2,078,106
EUR	1,635,000	Intesa Sanpaolo SpA 6.6250%, 9/13/23	2,726,688
EUR	2,818,000	Lloyds Bank PLC 6.5000%, 3/24/20	4,689,096
	831,000	Morgan Stanley 4.1000%, 5/22/23	842,977
	3,374,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	3,693,160
	770,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	832,528
EUR	1,090,000	Royal Bank of Scotland Group PLC 3.6250%, 3/25/24‡	1,525,287
	2,337,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	2,372,987
EUR	611,000	Societe Generale SA 6.7500%µ	878,414
EUR	1,435,000	UBS AG 4.7500%, 2/12/26‡	2,089,872
	1,225,000	Zions Bancorporation 5.8000%µ	1,168,344

			34,426,975
Basic Industry – 2.4%
	692,000	Ashland, Inc. 6.8750%, 5/15/43	745,630
EUR	1,400,000	Bayer AG 3.0000%, 7/1/75	1,941,425
	1,390,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	1,513,362
	331,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	369,479
	81,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	90,619
	311,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	353,374
	1,406,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	1,645,020

			6,658,909
Brokerage – 2.1%
	815,000	Lazard Group LLC 4.2500%, 11/14/20	853,871
	1,804,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	1,907,730
	851,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	908,443
	2,092,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	2,359,286

			6,029,330
Capital Goods – 1.6%
	1,016,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	1,037,590
CAD	2,753,000	Holcim Finance Canada, Inc. 3.6500%, 4/10/18	2,681,988
	860,000	Martin Marietta Materials, Inc. 1.3307%, 6/30/17 (144A),‡	859,496

			4,579,074
Communications – 4.0%
EUR	952,000	Discovery Communications LLC 2.3750%, 3/7/22	1,334,899
EUR	115,000	Numericable Group SA 5.3750%, 5/15/22 (144A)	167,103
EUR	856,000	Numericable Group SA 5.3750%, 5/15/22	1,243,828
EUR	245,000	Numericable Group SA 5.6250%, 5/15/24 (144A)	358,518
EUR	723,000	Numericable Group SA 5.6250%, 5/15/24	1,057,994
EUR	1,868,000	O2 Telefonica Deutschland Finanzierungs GmbH 2.3750%, 2/10/21	2,645,693
EUR	432,000	Pearson Funding Five PLC 1.8750%, 5/19/21	600,610
CAD	1,240,000	Rogers Communications, Inc. 5.3800%, 11/4/19	1,314,233
EUR	1,156,000	Verizon Communications, Inc. 2.3750%, 2/17/22	1,649,914
EUR	743,000	Verizon Communications, Inc. 3.2500%, 2/17/26	1,104,729

			11,477,521
Consumer Cyclical – 5.6%
	526,000	DR Horton, Inc. 3.7500%, 3/1/19	528,630
EUR	1,110,000	FCE Bank PLC 1.8750%, 4/18/19	1,558,578
EUR	1,042,000	FCE Bank PLC 1.8750%, 6/24/21	1,434,514
	1,779,000	General Motors Co. 4.8750%, 10/2/23 (144A)	1,872,398

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

22 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount			Value

Consumer Cyclical – (continued)
	$1,594,000	General Motors Co. 6.2500%, 10/2/43 (144A)	$1,829,115
GBP	1,059,000	Jaguar Land Rover Automotive PLC 8.2500%, 3/15/20	2,027,338
EUR	1,857,000	Renault SA 3.1250%, 3/5/21	2,666,773
EUR	100,000	Schaeffler Finance BV 3.2500%, 5/15/19 (144A)	137,496
EUR	894,000	Schaeffler Finance BV 3.2500%, 5/15/19	1,229,212
EUR	200,000	Schaeffler Finance BV 3.5000%, 5/15/22 (144A)	275,347
EUR	798,000	Schaeffler Finance BV 3.5000%, 5/15/22	1,098,636
EUR	550,000	Volkswagen International Finance NV 3.7500%µ	782,177
EUR	385,000	Volkswagen International Finance NV 4.6250%µ	554,524

			15,994,738
Consumer Non-Cyclical – 2.7%
EUR	592,000	FMC Finance VIII SA 5.2500%, 7/31/19	924,982
	1,690,000	Forest Laboratories, Inc. 4.3750%, 2/1/19 (144A)	1,823,189
	1,991,000	Forest Laboratories, Inc. 4.8750%, 2/15/21 (144A)	2,174,212
	1,765,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	1,950,325
	592,000	Safeway, Inc. 4.7500%, 12/1/21	608,127
	204,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	213,180

			7,694,015
Energy – 4.3%
	2,431,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	2,589,015
	3,160,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	3,270,600
	312,000	Cimarex Energy Co. 4.3750%, 6/1/24	317,850
	1,879,000	DCP Midstream Operating LP 5.6000%, 4/1/44	2,075,814
	862,000	El Paso LLC 7.0000%, 6/15/17	972,982
	1,914,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	2,136,985
	883,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	929,358

			12,292,604
Finance Companies – 2.4%
EUR	290,000	Baggot Securities, Ltd. 10.2400% (144A), µ	436,777
	1,100,000	CIT Group, Inc. 4.2500%, 8/15/17	1,147,437
	276,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	309,810
	1,359,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	1,472,816
	361,000	CIT Group, Inc. 3.8750%, 2/19/19	366,632
	65,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	72,475
	1,400,000	General Electric Capital Corp. 6.2500%µ	1,557,500
	1,200,000	General Electric Capital Corp. 7.1250%µ	1,416,240

			6,779,687
Insurance – 1.6%
EUR	50,000	American International Group, Inc. 8.0000%, 5/22/38 (144A),‡	82,978
EUR	300,000	American International Group, Inc. 8.0000%, 5/22/38‡	497,868
	868,000	American International Group, Inc. 8.1750%, 5/15/58‡	1,195,670
	919,000	Primerica, Inc. 4.7500%, 7/15/22	1,001,113
	1,846,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	1,878,305

			4,655,934
Mortgage Assets – 1.1%
EUR	1,400,000	Bank of Ireland Mortgage Bank 2.7500%, 3/22/18	2,046,628
EUR	850,000	National Bank of Greece SA 3.8750%, 10/7/16	1,183,294

			3,229,922
Owned No Guarantee – 2.3%
EUR	1,876,000	DAA Finance PLC 6.5872%, 7/9/18	3,072,695
EUR	280,000	Emirates Telecommunications Corp. 1.7500%, 6/18/21	382,899
	1,407,000	OCP SA 5.6250%, 4/25/24 (144A)	1,475,591
	1,407,000	OCP SA 6.8750%, 4/25/44 (144A)	1,467,318

			6,398,503
Real Estate Investment Trusts (REITs) – 1.0%
EUR	1,860,000	Prologis International Funding II SA 2.7500%, 10/23/18	2,681,115
EUR	120,000	Prologis LP 3.3750%, 2/20/24	176,184

			2,857,299
Technology – 1.4%
	321,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	318,592
	2,355,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	2,320,709
	522,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	562,993
	746,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	841,086

			4,043,380

Total Corporate Bonds (cost $121,102,286)			127,117,891

Foreign Government Bonds – 37.8%
EUR	1,386,000	Bank of Ireland 2.7500%, 6/5/16	1,935,029

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 23

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount			Value

Foreign Government Bonds – (continued)
	$1,400,000	Bermuda Government International Bond 4.1380%, 1/3/23 (144A)	$1,400,000
BRL	336,000	Brazil Notas do Tesouro Nacional 10.0000%, 1/1/21	1,389,831
BRL	355,000	Brazil Notas do Tesouro Nacional 10.0000%, 1/1/23	1,438,232
BRL	360,000	Brazil Notas do Tesouro Nacional 10.0000%, 1/1/25	1,426,082
EUR	1,817,000	Bundesobligation 1.0000%, 10/12/18	2,566,290
EUR	12,666,000	Bundesobligation 1.0000%, 2/22/19†	17,892,990
EUR	1,445,000	Bundesrepublik Deutschland 1.5000%, 5/15/23	2,049,354
EUR	1,872,000	Bundesrepublik Deutschland 2.0000%, 8/15/23	2,759,492
EUR	1,406,000	Bundesrepublik Deutschland 2.5000%, 7/4/44	2,063,866
EUR	3,390,000	Bundesschatzanweisungen 0.2500%, 3/11/16	4,657,763
EUR	991,000	Ireland Government Bond 4.5000%, 4/18/20	1,605,275
EUR	4,006,000	Ireland Government Bond 3.9000%, 3/20/23	6,270,499
EUR	1,795,000	Ireland Government Bond 3.4000%, 3/18/24	2,675,751
MYR	16,682,000	Malaysia Government Bond 4.1810%, 7/15/24	5,259,672
MXN	48,560,000	Mexican Bonos 4.7500%, 6/14/18	3,786,186
MXN	42,730,000	Mexican Bonos 8.0000%, 12/7/23	3,848,250
MXN	26,270,000	Mexican Bonos 10.0000%, 12/5/24	2,704,032
NZD	9,317,000	New Zealand Government Bond 6.0000%, 4/15/15†	8,306,823
NZD	5,895,000	New Zealand Government Bond 5.5000%, 4/15/23	5,559,918
EUR	1,395,000	Portugal Obrigacoes do Tesouro OT 4.4500%, 6/15/18 (144A)	2,080,877
EUR	1,392,000	Portugal Obrigacoes do Tesouro OT 4.7500%, 6/14/19 (144A)	2,113,263
EUR	4,391,000	Portugal Obrigacoes do Tesouro OT 5.6500%, 2/15/24 (144A),†	6,968,484
EUR	5,546,000	Spain Government Bond 4.3000%, 10/31/19	8,712,539
EUR	1,652,000	Spain Government Bond 4.8500%, 10/31/20	2,690,542
EUR	1,473,000	Spain Government Bond 4.4000%, 10/31/23 (144A)	2,315,999
EUR	2,340,000	Spain Government Bond 3.8000%, 4/30/24 (144A)	3,511,234

Total Foreign Government Bonds (cost $101,040,760)			107,988,273

Preferred Stock – 0.8%
Capital Markets – 0.3%
	25,875	Morgan Stanley, 6.8750%	703,024
Commercial Banks – 0.5%
	55,625	Wells Fargo & Co., 6.6250%	1,553,050

Total Preferred Stock (cost $2,037,500)			2,256,074

Money Market – 1.8%
	4,995,762	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $4,995,762)	4,995,762

Total Investments (total cost $271,855,954) – 100.2%			285,926,862

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%			(668,596)

Net Assets – 100%			$285,258,266

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$78,082,297	27.3%
Germany	43,529,572	15.2
United Kingdom	33,445,032	11.7
Ireland	25,328,684	8.9
Spain	25,032,008	8.8
New Zealand	13,866,741	4.9
Portugal	11,162,624	3.9
Mexico	10,338,468	3.6
France	7,050,415	2.5
Singapore	5,528,271	1.9
Canada	5,321,785	1.9
Malaysia	5,259,672	1.8
Brazil	4,254,145	1.5
Morocco	2,942,909	1.0
Italy	2,726,688	1.0
Jersey	2,631,261	0.9
Taiwan	2,320,709	0.8
Switzerland	2,089,872	0.7
Australia	2,049,516	0.7
Bermuda	1,400,000	0.5
Greece	1,183,294	0.4
United Arab Emirates	382,899	0.1

Total	$285,926,862	100.0%

††	Includes Cash Equivalents of 1.7%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

24 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Schedule of Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value	(Depreciation)

JPMorgan Chase & Co.:
Australian Dollar 7/10/14	(2,822,000)	$(2,658,738)	$55,725
Brazilian Real 7/10/14	594,000	268,197	1,105
British Pound 7/10/14	(13,390,000)	(22,911,101)	483,250
Canadian Dollar 7/10/14	(4,968,000)	(4,655,520)	101,893
Euro 7/10/14	88,304,000	120,910,199	(725,978)
Japanese Yen 7/10/14	(1,426,138,000)	(14,080,756)	121,305
Malaysian Ringgit 7/10/14	(894,000)	(278,362)	1,856
Mexican Peso 7/10/14	(12,444,000)	(958,650)	(1,509)
New Zealand Dollar 7/10/14	9,527,000	8,331,818	(318,023)
Norwegian Krone 7/10/14	(1,050,000)	(171,177)	(3,803)
Philippine Peso 7/10/14	(117,294,000)	(2,687,324)	17,304
South Korean Won 7/10/14	(2,705,351,000)	(2,673,876)	35,025

Total		$78,434,710	$(231,850)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 25

Janus High-Yield Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process focused on free cash flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive research process and moderate beta approach, we seek to preserve capital and deliver a less volatile client experience over full market cycles.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the one year ended June 30, 2014, Janus High-Yield Fund’s Class T Shares returned 12.09% compared with a 11.73% return for the Fund’s benchmark, the Barclays U.S. Corporate High-Yield Bond Index.

MARKET ENVIRONMENT

The market had two primary concerns during the 12-month period: The direction of monetary policies around the world and economic growth globally. Against this backdrop, the yield on the 10-year Treasury note ended the period at 2.53%, just a bit above where it began a year ago. High-yield corporate credit spreads continued their multiyear tightening, and they narrowed to levels not seen since before the financial crisis.

In the period’s first six months, however, the 10-year Treasury yield rose more than 50 basis points to just above 3.00% by the end of 2013. Strong U.S. economic data stoked market anxiety about when the Federal Reserve (Fed) will begin tightening monetary policy. The question was resolved by year end. The Fed said it would start tapering its quantitative easing (QE) program but maintain its benchmark rates at their historically low levels for the foreseeable future, with expectations for a hike not until 2015. The 10-year Treasury yield then began a decline at the start of 2014, with the winter economic slowdown helping to fuel its fall.

The U.S. economy rebounded in the second quarter. Yet, Treasury yields generally drifted lower and within a tight range much of the quarter. Strength in U.S. economic data was offset by safe-haven buying of longer-term Treasurys due to conflicts in Ukraine and Iraq. Moreover, foreign flows into U.S. Treasurys may have picked up given a favorable rate differential in the U.S. versus foreign sovereigns. Indeed, aggressive monetary stimulus announced by the European Central Bank (ECB) helped drive already historically low sovereign yields in Europe even lower. Meanwhile, Japan’s central bank continued with its “zero interest-rate policy” to aid its own economic recovery. Amid low rates globally, investors continued to seek higher-yielding securities, and that underpinned the high-yield corporate market.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark during the period. Our corporate credit security selection was the primary driver of relative outperformance. Our bottom up, fundamental approach enables us to identify high-yield corporate bonds of companies that are focused on strengthening their capital structures. Also, a focus on higher yielding securities within this market helped make spread carry, or the excess yield of holdings versus those of the benchmark, an important relative contributor to outperformance.

We remain committed to delivering solid risk-adjusted returns with moderate volatility over the long term. To that end, our duration (a measure of a bond’s interest rate sensitivity) was short relative to the index during the period, reflecting our belief that there is a greater risk of rates rising longer term. This positioning detracted from relative performance as rates fell overall within the period, but we continue to believe that this more defensive stance is warranted.

Our cash position was our largest relative detractor; it is not used as a strategy within the Fund but is a frictional component of day-to-day investing. Our small positions in banks loans and CMBS were also relative detractors.

From a credit sector standpoint, contributors were led by independent energy, gaming and services companies. Sector detractors included technology, retailing and entertainment companies.

OUTLOOK

The U.S. economic recovery from the 2008 financial crisis is shaping up to look like a moderate one overall. Within that, however, the economic rebound that began in the spring after the winter slowdown is gathering momentum. Job growth trends are strengthening, and inflation has picked up. While the Fed indicated during the period that

26 | JUNE 30, 2014

(unaudited)

rate hikes will not come until 2015, its post-policy-meeting statements are aimed at preparing the market for an exit from loose monetary conditions. All these factors could put upward pressure on rates; thus, we remain cautious.

Meanwhile, the recovery in Europe and Japan continues to be tepid, with the risks more toward deflation. An aggressive monetary stimulus regime that Japan has in place and the one that the European Central Bank announced in the second quarter are somewhat offsetting the market impact of the later economic and monetary cycles of the U.S. Thus, rates in the developed world remain historically low. This global dynamic helps create dueling risks of higher and lower rates in the U.S. that could continue to be with us for the time being.

Consequently, we believe that managing duration and yield curve risk will be important to success in this market. While using the long end of the Treasury yield curve to provide some protection for investors is still applicable, we think the “new defensive” will be more about being opportunistic as it relates to rates, with a bias toward being short in duration, particularly in credit. Generally, shorter duration credit reduces our interest rate risk while still providing opportunity to gain in a spread tightening environment.

The enduring low rate environment continues to fuel a reach for yield and returns, stretching valuations in the high yield market. We still expect that credit will offer the best risk-adjusted returns of any fixed-income sector, and we tend to favor high yield. Given the environment, however, we believe security avoidance may be just as important as security selection going forward. Both involve a bottom-up fundamental process with a view toward recognizing what is worth owning and, more importantly, what is not.

This is particularly true in an environment of shareholder-friendly activity, including dividends and share buybacks. Given the massive deleveraging following the 2008 financial crisis and the enormous cash balances that some companies have accumulated, it makes sense that this activity will continue. We would also note the resurgence of merger and acquisition activity as companies take advantage of cheap financing. All these activities can involve a re-leveraging of capital structures, and bondholders need to be leery of them.

In this challenging market, we’re often asked by our clients: What should we do in this environment? Where do we go? We always turn back to our core tenet: Seeking risk-adjusted returns and capital preservation. While valuations require being increasingly selective, we see significant opportunities in the second half of 2014, including those that buck the consensus – an area where we have expertise through our fundamental, bottom-up approach. We intend to take advantage of these opportunities as we stick to our core tenet of seeking risk-adjusted returns and capital preservation.

Thank you for your investment in Janus High-Yield Fund.

Janus Fixed Income & Money Market Funds | 27

Janus High-Yield Fund (unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
June 30, 2014

Weighted Average Maturity	6.2 Years
Average Effective Duration*	3.4 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	5.02%
With Reimbursement	5.02%
Class A Shares at MOP
Without Reimbursement	4.78%
With Reimbursement	4.78%
Class C Shares***
Without Reimbursement	4.33%
With Reimbursement	4.33%
Class D Shares
Without Reimbursement	5.29%
With Reimbursement	5.29%
Class I Shares
Without Reimbursement	5.39%
With Reimbursement	5.39%
Class N Shares
Without Reimbursement	5.44%
With Reimbursement	5.44%
Class R Shares
Without Reimbursement	4.67%
With Reimbursement	4.67%
Class S Shares
Without Reimbursement	4.93%
With Reimbursement	4.93%
Class T Shares
Without Reimbursement	5.18%
With Reimbursement	5.18%
Number of Bonds/Notes	231

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Total Investments)
June 30, 2014

BBB	1.3%
BB	27.5%
B	45.9%
CCC	16.8%
Not Rated	4.3%
Other	4.2%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

28 | JUNE 30, 2014

(unaudited)

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2014

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Emerging markets comprised 5.3% of total net assets.

Janus Fixed Income & Money Market Funds | 29

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014					Expense Ratios – per the October 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	11.93%	12.58%	8.10%	8.18%	0.97%

MOP	6.57%	11.49%	7.57%	7.89%

Janus High-Yield Fund – Class C Shares

NAV	11.13%	11.73%	7.33%	7.41%	1.72%

CDSC	10.13%	11.73%	7.33%	7.41%

Janus High-Yield Fund – Class D Shares(1)	12.20%	12.82%	8.25%	8.26%	0.77%

Janus High-Yield Fund – Class I Shares	12.25%	12.73%	8.21%	8.24%	0.68%

Janus High-Yield Fund – Class N Shares	12.37%	12.73%	8.21%	8.24%	0.61%

Janus High-Yield Fund – Class R Shares	11.52%	12.12%	7.63%	7.70%	1.37%

Janus High-Yield Fund – Class S Shares	11.80%	12.43%	7.90%	7.96%	1.12%

Janus High-Yield Fund – Class T Shares	12.09%	12.73%	8.21%	8.24%	0.87%

Barclays U.S. Corporate High-Yield Bond Index	11.73%	13.98%	9.05%	7.75%

Morningstar Quartile – Class T Shares	1st	2nd	2nd	1st

Morningstar Ranking – based on total returns for High Yield Bond Funds	129/724	262/574	137/506	5/236

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

30 | JUNE 30, 2014

(unaudited)

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 29, 1995
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 31

Janus High-Yield Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,054.50	$5.04	$1,000.00	$1,019.88	$4.96	0.99%

Class C Shares	$1,000.00	$1,050.80	$8.70	$1,000.00	$1,016.31	$8.55	1.71%

Class D Shares	$1,000.00	$1,055.70	$3.87	$1,000.00	$1,021.03	$3.81	0.76%

Class I Shares	$1,000.00	$1,055.90	$3.57	$1,000.00	$1,021.32	$3.51	0.70%

Class N Shares	$1,000.00	$1,056.50	$3.11	$1,000.00	$1,021.77	$3.06	0.61%

Class R Shares	$1,000.00	$1,052.60	$6.92	$1,000.00	$1,018.05	$6.80	1.36%

Class S Shares	$1,000.00	$1,053.90	$5.60	$1,000.00	$1,019.34	$5.51	1.10%

Class T Shares	$1,000.00	$1,055.20	$4.33	$1,000.00	$1,020.58	$4.26	0.85%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

32 | JUNE 30, 2014

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.1%
$12,636,000	Credit Suisse Commercial Mortgage Trust Series 2007-C5 5.8700%, 9/15/40	$13,074,090
9,251,398	Extended Stay America Trust 2013-ESH MZ 7.6250%, 12/5/19 (144A)	9,274,526
7,618,769	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ MZ 6.1518%, 4/15/18 (144A),‡	7,675,148

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $29,678,052)		30,023,764

Bank Loans and Mezzanine Loans – 7.4%
Basic Industry – 1.0%
17,271,000	Albaugh, Inc. 6.0000%, 5/31/21‡	16,882,402
12,110,000	Oxbow Carbon & Minerals LLC 8.0000%, 1/19/20‡	12,367,338

		29,249,740
Capital Goods – 1.2%
32,186,000	Maxim Crane Works LP 10.2500%, 11/26/18‡	32,856,434
1,042,479	Momentive Performance Materials USA, Inc. 4.0000%, 4/15/15‡	1,044,439

		33,900,873
Commercial Mortgage-Backed Securities – 0.5%
5,407,407	Extended Stay America, Inc. 9.6250%, 11/20/19 (144A),‡	5,434,445
9,527,582	JW Marriott 8.2306%, 4/16/18 (144A),‡	9,622,857

		15,057,302
Consumer Cyclical – 1.8%
2,023,000	Caesars Growth Properties Holdings LLC 6.2500%, 5/8/21‡	2,021,746
13,047,210	JC Penney Corp., Inc. 6.0000%, 5/22/18‡	13,190,077
1,734,050	Orleans Homebuilders, Inc. 10.5000%, 2/14/16‡	1,736,217
4,605,000	Rite Aid Corp. 5.7500%, 8/21/20‡	4,701,429
28,317,000	Riverboat Corp. of Mississippi 10.0000%, 11/29/16‡	28,387,792

		50,037,261
Consumer Non-Cyclical – 0.8%
8,527,000	Air Medical Group Holdings, Inc. 7.6250%, 5/31/18‡	8,527,000
1,344,000	Del Monte Foods, Inc. 0%, 8/18/21(a),‡	1,317,120
5,667,520	Norcraft Cos. LP 5.2500%, 11/13/20‡	5,688,773
5,894,227	Roundy’s Supermarkets, Inc. 5.7500%, 3/3/21‡	5,902,656

		21,435,549
Energy – 0.7%
3,584,000	Chief Exploration & Development LLC 7.5000%, 5/16/21‡	3,655,680
16,802,000	Templar Energy LLC 8.0000%, 11/25/20‡	16,633,980

		20,289,660
Technology – 1.0%
27,142,000	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	27,217,183
Transportation – 0.4%
10,205,715	Syncreon Group BV 5.2500%, 10/28/20‡	10,269,501

Total Bank Loans and Mezzanine Loans (cost $204,564,634)		207,457,069

Common Stock – 1.2%
Communications Equipment – 0.5%
571,362	CommScope Holding Co., Inc.*	13,215,603
Energy Equipment & Services – 0.2%
277,040	Nuverra Environmental Solutions, Inc.*	5,571,274
Hotels, Restaurants & Leisure – 0.5%
274,890	Hilton Worldwide Holdings, Inc.*	6,404,937
298,654	MGM Resorts International*	7,884,466

		14,289,403

Total Common Stock (cost $26,100,287)		33,076,280

Corporate Bonds – 85.2%
Banking – 0.4%
$9,200,000	Banco Bilbao Vizcaya Argentaria SA 9.0000% µ	10,315,500
Basic Industry – 1.7%
3,775,000	First Quantum Minerals, Ltd. 7.2500%, 5/15/22 (144A)	3,935,438
11,881,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	12,935,439
2,536,000	INEOS Group Holdings SA 5.8750%, 2/15/19 (144A)	2,599,400
6,559,000	Rayonier AM Products, Inc. 5.5000%, 6/1/24 (144A)	6,673,782
13,837,000	Resolute Forest Products, Inc. 5.8750%, 5/15/23	13,629,445
7,198,000	Westmoreland Coal Co. / Westmoreland Partners 10.7500%, 2/1/18 (144A)	7,728,852

		47,502,356
Brokerage – 0.2%
4,706,000	Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.3750%, 4/1/20 (144A)	4,941,300
Capital Goods – 8.4%
42,142,000	ADS Tactical, Inc. 11.0000%, 4/1/18§,†	40,350,965
21,822,000	Ahern Rentals, Inc. 9.5000%, 6/15/18 (144A)	24,058,755
8,718,000	American Builders & Contractors Supply Co., Inc. 5.6250%, 4/15/21 (144A)	9,023,130

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 33

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Capital Goods – (continued)
$5,096,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.2500%, 1/31/19 (144A)	$5,223,400
5,135,000	Bombardier, Inc. 4.7500%, 4/15/19 (144A)	5,224,863
10,494,000	Bombardier, Inc. 6.0000%, 10/15/22 (144A)	10,756,350
11,674,000	Greif, Inc. 7.7500%, 8/1/19	13,425,100
19,074,000	Hunt Cos., Inc. 9.6250%, 3/1/21 (144A)	19,980,015
2,924,000	NES Rentals Holdings, Inc. 7.8750%, 5/1/18 (144A)	3,099,440
26,456,000	Nuverra Environmental Solutions, Inc. 9.8750%, 4/15/18	27,514,240
14,894,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.0000%, 4/15/19	15,769,022
2,526,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 7.8750%, 8/15/19	2,750,183
7,360,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.8750%, 8/15/19	8,151,200
7,720,000	Summit Materials LLC / Summit Materials Finance Corp. 10.5000%, 1/31/20	8,665,700
11,287,000	TransDigm, Inc. 7.5000%, 7/15/21	12,500,352
7,293,000	TransDigm, Inc. 6.0000%, 7/15/22 (144A)	7,493,557
7,129,000	TransDigm, Inc. 6.5000%, 7/15/24 (144A)	7,423,071
5,331,000	United Rentals North America, Inc. 8.3750%, 9/15/20	5,850,773
2,273,000	USG Corp. 6.3000%, 11/15/16	2,454,840
5,669,000	USG Corp. 7.8750%, 3/30/20 (144A)	6,278,418

		235,993,374
Communications – 10.6%
33,902,000	Altice SA 7.7500%, 5/15/22 (144A)	36,190,385
14,755,000	Block Communications, Inc. 7.2500%, 2/1/20 (144A)	15,714,075
6,994,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.2500%, 3/15/21	7,168,850
6,980,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.7500%, 1/15/24	7,137,050
17,021,000	Crown Media Holdings, Inc. 10.5000%, 7/15/19	19,169,901
4,031,000	DreamWorks Animation SKG, Inc. 6.8750%, 8/15/20 (144A)	4,343,403
18,193,000	Entercom Radio LLC 10.5000%, 12/1/19	20,830,985
10,503,000	Gannett Co., Inc. 5.1250%, 10/15/19 (144A)	10,870,605
6,740,000	Harron Communications LP / Harron Finance Corp. 9.1250%, 4/1/20 (144A)	7,515,100
12,469,000	Intelsat Luxembourg SA 7.7500%, 6/1/21	13,201,554
3,392,000	Level 3 Communications, Inc. 11.8750%, 2/1/19	3,765,120
1,797,000	Level 3 Communications, Inc. 8.8750%, 6/1/19	1,965,469
12,378,000	Level 3 Financing, Inc. 9.3750%, 4/1/19	13,584,855
5,861,000	Mood Media Corp. 9.2500%, 10/15/20 (144A)	5,274,900
8,618,000	National CineMedia LLC 7.8750%, 7/15/21	9,350,530
8,021,000	Numericable Group SA 4.8750%, 5/15/19 (144A)	8,231,551
32,368,000	Numericable Group SA 6.0000%, 5/15/22 (144A)	33,662,720
6,684,000	Numericable Group SA 6.2500%, 5/15/24 (144A)	6,976,425
2,876,000	Sprint Capital Corp. 6.9000%, 5/1/19	3,170,790
25,586,000	Sprint Communications, Inc. 7.0000%, 8/15/20	28,304,512
11,070,000	Sprint Corp. 7.8750%, 9/15/23 (144A)	12,315,375
5,217,000	T-Mobile USA, Inc. 6.5420%, 4/28/20	5,634,360
7,381,000	T-Mobile USA, Inc. 6.1250%, 1/15/22	7,833,086
13,641,000	Townsquare Radio LLC / Townsquare Radio, Inc. 9.0000%, 4/1/19 (144A)	15,107,408

		297,319,009
Consumer Cyclical – 14.6%
8,156,000	AV Homes, Inc. 8.5000%, 7/1/19 (144A)	8,268,145
3,116,000	Boyd Gaming Corp. 9.1250%, 12/1/18	3,314,645
17,265,000	Caesars Entertainment Resort Properties LLC 8.0000%, 10/1/20 (144A)	18,041,925
8,255,000	Caesars Entertainment Resort Properties LLC 11.0000%, 10/1/21 (144A)	8,874,125
14,499,000	Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc. 9.3750%, 5/1/22 (144A)	14,716,485
5,628,000	CCM Merger, Inc. 9.1250%, 5/1/19 (144A)	6,036,030
13,748,000	Century Communities, Inc. 6.8750%, 5/15/22 (144A)	14,057,330
7,669,000	Chrysler Group LLC / CG Co-Issuer, Inc. 8.0000%, 6/15/19	8,330,451
5,074,000	Chrysler Group LLC / CG Co-Issuer, Inc. 8.2500%, 6/15/21	5,733,620
4,169,000	Greektown Holdings LLC / Greektown Mothership Corp. 8.8750%, 3/15/19 (144A)	4,252,380

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

34 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Consumer Cyclical – (continued)
$5,392,000	KB Home 7.5000%, 9/15/22	$5,985,120
30,242,000	Landry’s, Inc. 9.3750%, 5/1/20 (144A)	33,266,200
6,470,000	Marina District Finance Co., Inc. 9.8750%, 8/15/18	6,825,850
2,624,000	Men’s Wearhouse, Inc. 7.0000%, 7/1/22 (144A)	2,715,840
5,490,000	Meritage Homes Corp. 7.1500%, 4/15/20	6,121,350
9,949,000	Meritage Homes Corp. 7.0000%, 4/1/22	10,956,336
4,019,000	MGM Resorts International 11.3750%, 3/1/18	5,224,700
5,989,000	MGM Resorts International 6.7500%, 10/1/20	6,685,221
15,528,000	MGM Resorts International 6.6250%, 12/15/21	17,274,900
7,228,000	MGM Resorts International 7.7500%, 3/15/22	8,474,830
2,587,000	Michael’s Stores, Inc. 5.8750%, 12/15/20 (144A)	2,645,208
19,007,000	Mohegan Tribal Gaming Authority 9.7500%, 9/1/21	21,097,770
5,358,000	Navistar International Corp. 8.2500%, 11/1/21	5,592,413
18,045,000	Peninsula Gaming LLC / Peninsula Gaming Corp. 8.3750%, 2/15/18 (144A)	19,308,150
23,408,000	PF Chang’s China Bistro, Inc. 10.2500%, 6/30/20 (144A)	23,876,160
11,554,000	Pinnacle Entertainment, Inc. 7.5000%, 4/15/21	12,449,435
13,182,000	Playa Resorts Holding BV 8.0000%, 8/15/20 (144A)	14,203,605
15,596,000	Quiksilver, Inc. / QS Wholesale, Inc. 7.8750%, 8/1/18 (144A)	15,829,940
22,836,000	Quiksilver, Inc. / QS Wholesale, Inc. 10.0000%, 8/1/20	22,950,180
27,232,000	ROC Finance LLC / ROC Finance 1 Corp. 12.1250%, 9/1/18 (144A)	29,546,720
7,011,000	Station Casinos LLC 7.5000%, 3/1/21	7,659,517
3,694,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	3,772,498
10,860,000	Toys R Us, Inc. 10.3750%, 8/15/17	9,122,400
5,577,000	WCI Communities, Inc. 6.8750%, 8/15/21 (144A)	5,744,310
8,361,000	Weyerhaeuser Real Estate Co. 4.3750%, 6/15/19 (144A)	8,381,902
13,180,000	Wynn Macau, Ltd. 5.2500%, 10/15/21 (144A)	13,542,450

		410,878,141
Consumer Non-Cyclical – 12.2%
13,516,000	C&S Group Enterprises LLC 5.3750%, 7/15/22 (144A)	13,566,685
3,877,000	Capsugel SA 7.0000%, 5/15/19 (144A)	3,993,310
6,807,000	Catamaran Corp. 4.7500%, 3/15/21	6,875,070
1,537,000	CHS/Community Health Systems, Inc. 7.1250%, 7/15/20	1,663,803
20,274,000	CHS/Community Health Systems, Inc. 6.8750%, 2/1/22 (144A)	21,490,440
11,477,000	ConvaTec Finance International SA 8.2500%, 1/15/19 (144A)	11,735,232
17,536,000	Endo Finance LLC 5.7500%, 1/15/22 (144A)	17,886,720
1,629,000	Endo Finance LLC & Endo Finco, Inc. 7.0000%, 7/15/19 (144A)	1,740,994
3,906,000	Endo Finance LLC & Endo Finco, Inc. 7.0000%, 12/15/20 (144A)	4,179,420
5,576,000	Envision Healthcare Corp. 5.1250%, 7/1/22 (144A)	5,624,790
23,543,000	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc. 9.8750%, 2/1/20 (144A)	25,191,010
3,929,000	Fresenius Medical Care U.S. Finance II, Inc. 5.6250%, 7/31/19 (144A)	4,282,610
14,014,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	15,485,470
9,527,000	Grifols Worldwide Operations, Ltd. 5.2500%, 4/1/22 (144A)	9,884,262
2,303,000	HCA Holdings, Inc. 7.7500%, 5/15/21	2,524,664
12,889,000	HCA, Inc. 5.0000%, 3/15/24	13,067,126
4,870,000	Jaguar Holding Co. II / Jaguar Merger Sub, Inc. 9.5000%, 12/1/19 (144A)	5,320,475
11,532,000	JBS USA LLC / JBS USA Finance, Inc. 8.2500%, 2/1/20 (144A)	12,512,220
7,710,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	8,268,975
11,475,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	12,306,937
7,232,000	Physio-Control International, Inc. 9.8750%, 1/15/19 (144A)	7,991,360
1,613,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 4.8750%, 5/1/21	1,649,293
1,587,000	Roundy’s Supermarkets, Inc. 10.2500%, 12/15/20 (144A)	1,676,269
7,209,000	Safeway, Inc. 7.2500%, 2/1/31	7,520,926
1,858,000	Salix Pharmaceuticals, Ltd. 6.0000%, 1/15/21 (144A)	1,992,705
4,127,000	Simmons Foods, Inc. 10.5000%, 11/1/17 (144A)	4,421,049
4,549,000	Smithfield Foods, Inc. 5.8750%, 8/1/21 (144A)	4,810,568
7,390,000	Smithfield Foods, Inc. 6.6250%, 8/15/22	8,092,050
39,414,000	SUPERVALU, Inc. 6.7500%, 6/1/21	40,596,420
1,028,000	Teleflex, Inc. 5.2500%, 6/15/24 (144A)	1,038,280

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 35

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Consumer Non-Cyclical – (continued)
$6,359,000	Tenet Healthcare Corp. 8.0000%, 8/1/20	$6,891,566
5,737,000	Tenet Healthcare Corp. 6.0000%, 10/1/20	6,224,645
20,094,000	Tenet Healthcare Corp. 8.1250%, 4/1/22	23,258,805
9,138,000	TreeHouse Foods, Inc. 4.8750%, 3/15/22	9,389,295
8,791,000	Universal Health Services, Inc. 7.0000%, 10/1/18	9,208,572
9,788,000	Valeant Pharmaceuticals International 6.3750%, 10/15/20 (144A)	10,399,750

		342,761,766
Electric – 0.8%
974,000	AES Corp. 8.0000%, 10/15/17	1,134,710
2,574,000	NRG Energy, Inc. 6.2500%, 7/15/22 (144A)	2,741,310
18,107,000	NRG Energy, Inc. 6.2500%, 5/1/24 (144A)	18,921,815

		22,797,835
Energy – 21.1%
3,547,000	Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp. 6.6250%, 10/1/20	3,768,688
7,902,000	Calfrac Holdings LP 7.5000%, 12/1/20 (144A)	8,494,650
6,556,000	Chaparral Energy, Inc. 9.8750%, 10/1/20	7,391,890
8,859,000	Chaparral Energy, Inc. 8.2500%, 9/1/21	9,722,752
35,492,000	Chesapeake Energy Corp. 6.1250%, 2/15/21	39,751,040
20,439,000	Chesapeake Energy Corp. 5.7500%, 3/15/23	22,711,817
20,768,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19	22,273,680
3,097,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.0000%, 12/15/20	3,251,850
16,072,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.1250%, 3/1/22 (144A)	16,915,780
11,182,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21	11,964,740
6,223,000	Drill Rigs Holdings, Inc. 6.5000%, 10/1/17 (144A)	6,363,018
2,312,000	Edgen Murray Corp. 8.7500%, 11/1/20 (144A)	2,641,460
20,817,000	Endeavor Energy Resources LP / EER Finance, Inc. 7.0000%, 8/15/21 (144A)	22,222,147
11,682,000	EP Energy LLC / EP Energy Finance, Inc. 9.3750%, 5/1/20	13,375,890
2,987,000	EP Energy LLC / Everest Acquisition Finance, Inc. 7.7500%, 9/1/22	3,367,843
6,136,000	EV Energy Partners LP / EV Energy Finance Corp. 8.0000%, 4/15/19	6,442,800
5,801,000	Ferrellgas Partners LP / Ferrellgas Partners Finance Corp. 8.6250%, 6/15/20	6,192,568
15,341,000	Forum Energy Technologies, Inc. 6.2500%, 10/1/21 (144A)	16,261,460
5,610,000	FTS International, Inc. 6.2500%, 5/1/22 (144A)	5,736,225
15,075,000	Halcon Resources Corp. 9.7500%, 7/15/20	16,450,594
9,327,000	Halcon Resources Corp. 8.8750%, 5/15/21	10,026,525
15,468,000	Hiland Partners LP / Hiland Partners Finance Corp. 7.2500%, 10/1/20 (144A)	16,860,120
13,972,000	Hiland Partners LP / Hiland Partners Finance Corp. 5.5000%, 5/15/22 (144A)	14,146,650
8,845,000	Holly Energy Partners LP / Holly Energy Finance Corp. 6.5000%, 3/1/20	9,530,487
4,856,000	Kodiak Oil & Gas Corp. 8.1250%, 12/1/19	5,378,020
7,555,000	Kodiak Oil & Gas Corp. 5.5000%, 2/1/22	7,838,312
5,721,000	Legacy Reserves LP / Legacy Reserves Finance Corp. 6.6250%, 12/1/21	5,806,815
17,714,000	Linn Energy LLC / Linn Energy Finance Corp. 6.5000%, 5/15/19	18,688,270
12,726,000	Natural Resource Partners LP / NRP Finance Corp. 9.1250%, 10/1/18	13,362,300
23,476,000	NGL Energy Partners LP / NGL Energy Finance Corp. 6.8750%, 10/15/21 (144A)	25,001,940
6,822,000	Oasis Petroleum, Inc. 6.5000%, 11/1/21	7,333,650
14,339,000	Oasis Petroleum, Inc. 6.8750%, 3/15/22 (144A)	15,629,510
12,861,000	Parsley Energy LLC / Parsley Finance Corp. 7.5000%, 2/15/22 (144A)	13,729,117
20,756,000	PBF Holding Co. LLC / PBF Finance Corp. 8.2500%, 2/15/20	22,624,040
13,970,000	QEP Resources, Inc. 5.3750%, 10/1/22	14,389,100
13,554,000	QEP Resources, Inc. 5.2500%, 5/1/23	13,858,965
4,386,000	Regency Energy Partners LP / Regency Energy Finance Corp. 6.8750%, 12/1/18	4,621,748
6,169,000	Rice Energy, Inc. 6.2500%, 5/1/22 (144A)	6,323,225
15,081,000	Sabine Pass Liquefaction LLC 5.6250%, 2/1/21	15,948,157

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

36 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Energy – (continued)
$8,757,000	Sabine Pass Liquefaction LLC 5.6250%, 4/15/23	$9,129,172
3,951,000	Sabine Pass Liquefaction LLC 5.7500%, 5/15/24 (144A)	4,118,918
31,254,000	Samson Investment Co. 10.7500%, 2/15/20 (144A)	32,933,902
8,873,000	SandRidge Energy, Inc. 7.5000%, 3/15/21	9,616,114
11,311,000	SandRidge Energy, Inc. 8.1250%, 10/15/22	12,456,239
5,967,000	SandRidge Energy, Inc. 7.5000%, 2/15/23	6,474,195
3,656,000	Seventy Seven Energy, Inc. 6.5000%, 7/15/22 (144A)	3,747,400
11,681,000	Sidewinder Drilling, Inc. 9.7500%, 11/15/19 (144A)	11,856,215
4,366,000	SM Energy Co. 6.6250%, 2/15/19	4,627,960
11,400,000	Stone Energy Corp. 7.5000%, 11/15/22	12,568,500

		593,926,458
Finance Companies – 1.5%
8,452,000	CIT Group, Inc. 5.2500%, 3/15/18	9,075,335
7,592,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	8,522,020
22,005,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	23,847,919

		41,445,274
Industrial – 1.4%
1,116,000	Hillman Group, Inc. 6.3750%, 7/15/22 (144A)	1,116,000
21,247,000	Howard Hughes Corp. 6.8750%, 10/1/21 (144A)	22,734,290
8,675,000	Park-Ohio Industries, Inc. 8.1250%, 4/1/21	9,564,188
5,200,000	Permian Holdings, Inc. 10.5000%, 1/15/18 (144A)	5,343,000

		38,757,478
Insurance – 0.4%
1,451,000	American International Group, Inc. 6.2500%, 3/15/37	1,623,306
10,337,000	Centene Corp. 4.7500%, 5/15/22	10,492,055

		12,115,361
Oil, Gas & Consumable Fuels – 0.1%
3,070,000	Peabody Energy Corp. 4.7500%, 12/15/41	2,304,419
Real Estate Investment Trusts (REITs) – 2.7%
10,145,000	Forestar USA Real Estate Group, Inc. 8.5000%, 6/1/22 (144A)	10,500,075
42,783,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19†	46,286,928
18,042,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	18,312,630

		75,099,633
Real Estate Management & Development – 0.1%
3,378,000	Forest City Enterprises, Inc. 3.6250%, 8/15/20 (144A)	3,563,790
Technology – 5.5%
27,102,000	Blackboard, Inc. 7.7500%, 11/15/19 (144A)	28,321,590
14,673,000	Cardtronics, Inc. 8.2500%, 9/1/18	15,406,650
3,880,000	Ceridian LLC / Comdata, Inc. 8.1250%, 11/15/17 (144A)	3,918,800
25,297,000	CommScope Holding Co., Inc. 6.6250%, 6/1/20 (144A)	27,004,547
19,342,000	CommScope, Inc. 5.0000%, 6/15/21 (144A)	19,728,840
31,259,000	CommScope, Inc. 5.5000%, 6/15/24 (144A)	31,766,959
8,724,000	First Data Corp. 12.6250%, 1/15/21	10,741,425
5,900,000	TransUnion Holding Co., Inc. 8.1250%, 6/15/18	6,159,600
11,288,000	TransUnion Holding Co., Inc. 9.6250%, 6/15/18	11,886,264

		154,934,675
Transportation – 3.5%
10,907,000	CEVA Group PLC 4.0000%, 5/1/18 (144A)	10,143,510
1,573,000	CEVA Group PLC 7.0000%, 3/1/21 (144A)	1,616,258
2,185,000	CEVA Group PLC 9.0000%, 9/1/21 (144A)	2,256,012
5,234,000	Eletson Holdings 9.6250%, 1/15/22 (144A)	5,613,465
20,493,000	Florida East Coast Holdings Corp. 6.7500%, 5/1/19 (144A)	21,645,731
18,283,000	Florida East Coast Holdings Corp. 9.7500%, 5/1/20 (144A)	19,311,419
12,348,000	syncreon Group BV / syncreon Global Finance U.S., Inc. 8.6250%, 11/1/21 (144A)	12,533,220
14,402,000	U.S. Airways Group, Inc. 6.1250%, 6/1/18	15,212,112
5,256,000	United Continental Holdings, Inc. 6.3750%, 6/1/18	5,676,480
4,080,000	Watco Cos. LLC / Watco Finance Corp. 6.3750%, 4/1/23 (144A)	4,161,600

		98,169,807

Total Corporate Bonds (cost $2,295,621,486)		2,392,826,176

Money Market – 3.9%
110,274,829	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $110,274,829)	110,274,829

Total Investments (total cost $2,666,239,288) – 98.8%		2,773,658,118

Cash, Receivables and Other Assets, net of Liabilities – 1.2%		32,526,606

Net Assets – 100%		$2,806,184,724

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 37

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2014

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$2,419,743,825	87.2%
Luxembourg	63,726,571	2.3
France	48,870,696	1.8
Canada	33,686,201	1.2
Brazil	33,088,132	1.2
Greece	30,804,475	1.1
Singapore	27,217,183	1.0
Netherlands	24,473,106	0.9
Spain	20,199,762	0.7
Germany	19,768,080	0.7
United Kingdom	14,015,780	0.5
Macao	13,542,450	0.5
Australia	12,935,439	0.5
Cyprus	6,363,018	0.2
Ireland	5,223,400	0.2

Total	$2,773,658,118	100.0%

††	Includes Cash Equivalents of 4.0%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | JUNE 30, 2014

Janus Multi-Sector Income Fund (unaudited)

Fund Snapshot
We believe a bottom-up fundamentally driven investment process that focuses on credit-oriented investments, including up to 65% in below investment grade bonds, can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

Janus Multi-Sector Income Fund began investment operations on February 28, 2014. The information provided for Janus Multi-Sector Income Fund reflects investment activity for the period February 28, 2014 to June 30, 2014.

Janus Fixed Income & Money Market Funds | 39

Janus Multi-Sector Income Fund (unaudited)

Janus Multi-Sector Income Fund At A Glance

Fund Profile
June 30, 2014

Weighted Average Maturity	7.9 Years
Average Effective Duration*	4.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.21%
With Reimbursement	3.63%
Class A Shares at MOP
Without Reimbursement	1.15%
With Reimbursement	3.45%
Class C Shares***
Without Reimbursement	0.47%
With Reimbursement	2.88%
Class D Shares
Without Reimbursement	1.30%
With Reimbursement	3.71%
Class I Shares
Without Reimbursement	1.47%
With Reimbursement	3.88%
Class N Shares
Without Reimbursement	1.48%
With Reimbursement	3.89%
Class S Shares
Without Reimbursement	0.98%
With Reimbursement	3.38%
Class T Shares
Without Reimbursement	1.22%
With Reimbursement	3.62%
Number of Bonds/Notes	116

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Total Investments)
June 30, 2014

AA	19.3%
A	1.7%
BBB	13.7%
BB	16.1%
B	26.7%
CCC	10.6%
Not Rated	9.8%
Other	2.1%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2014

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Emerging markets comprised 6.4% of total net assets.

40 | JUNE 30, 2014

(unaudited)

Performance

Cumulative Total Return – for the period ended June 30, 2014		Expense Ratios – per the February 28, 2014 prospectuses (estimated for the fiscal year)
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Multi-Sector Income Fund – Class A Shares

NAV	2.83%	1.97%	0.98%

MOP	–2.06%

Janus Multi-Sector Income Fund – Class C Shares

NAV	2.58%	2.73%	1.73%

CDSC	1.58%

Janus Multi-Sector Income Fund – Class D Shares(1)	2.82%	1.84%	0.85%

Janus Multi-Sector Income Fund – Class I Shares	2.92%	1.72%	0.73%

Janus Multi-Sector Income Fund – Class N Shares	2.92%	1.69%	0.71%

Janus Multi-Sector Income Fund – Class S Shares	2.75%	2.19%	1.21%

Janus Multi-Sector Income Fund – Class T Shares	2.83%	1.94%	0.96%

Barclays U.S. Aggregate Bond Index	1.87%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 41

Janus Multi-Sector Income Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

Performance for very short time periods may not be indicative of future performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Until the earlier of three years from inception or the Fund’s assets exceeding the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Rankings are not provided for Funds that are less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 28, 2014
(1)	Closed to new investors.

42 | JUNE 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(2/28/14)	(6/30/14)	(2/28/14 - 6/30/14)*	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,028.30	$3.42	$1,000.00	$1,019.84	$5.01	1.00%

Class C Shares	$1,000.00	$1,025.80	$5.97	$1,000.00	$1,016.12	$8.75	1.75%

Class D Shares	$1,000.00	$1,028.20	$3.52	$1,000.00	$1,019.69	$5.16	1.03%

Class I Shares	$1,000.00	$1,029.20	$2.53	$1,000.00	$1,021.12	$3.71	0.74%

Class N Shares	$1,000.00	$1,029.20	$2.53	$1,000.00	$1,021.12	$3.71	0.74%

Class S Shares	$1,000.00	$1,027.50	$4.27	$1,000.00	$1,018.60	$6.26	1.25%

Class T Shares	$1,000.00	$1,028.30	$3.42	$1,000.00	$1,019.84	$5.01	1.00%

*	Actual Expenses Paid During Period reflect only the inception period for the Fund (February 28, 2014 to June 30, 2014) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 123/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†	Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 43

Janus Multi-Sector Income Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 15.3%
$125,000	American Homes 4 Rent 2014-SFR1 3.5000%, 6/17/31 (144A),‡	$124,640
131,488	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	135,053
125,000	Colony American Homes 2014-1 3.0500%, 5/17/31 (144A)	122,966
328,000	Credit Suisse Commercial Mortgage Trust Series 2007-C5 5.8700%, 9/15/40	339,372
99,757	Florentia, Ltd. 8.2390%, 10/6/24‡	147,652
330,000	Hilton USA Trust 2013-HLT 4.6017%, 11/5/30 (144A),‡	340,653
120,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.8918%, 4/15/30 (144A),‡	120,185
130,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-INN 3.7520%, 6/15/29 (144A),‡	130,000
148,571	London & Regional Debt Securitisation No 2 PLC 5.8253%, 10/15/18‡	259,445
120,000	Mach One 2004-1A ULC 5.4500%, 5/28/40 (144A)	120,600
200,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47	208,792

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $2,038,209)		2,049,358

Bank Loans and Mezzanine Loans – 4.2%
Basic Industry – 0.6%
80,000	Albaugh, Inc. 6.0000%, 5/31/21‡	78,200
Capital Goods – 1.0%
130,000	Maxim Crane Works LP 10.2500%, 11/26/18‡	132,708
Consumer Cyclical – 1.2%
10,000	Caesars Growth Properties Holdings LLC 6.2500%, 5/8/21‡	9,994
21,000	ESH Hospitality, Inc. 0%, 6/24/19(a),‡	21,166
132,000	Riverboat Corp. of Mississippi 10.0000%, 11/29/16‡	132,330

		163,490
Consumer Non-Cyclical – 0.3%
39,000	Air Medical Group Holdings, Inc. 7.6250%, 5/31/18‡	39,000
Energy – 0.1%
17,000	Chief Exploration & Development LLC 7.5000%, 5/16/21‡	17,340
Technology – 1.0%
126,000	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	126,349

Total Bank Loans and Mezzanine Loans (cost $557,370)		557,087

Common Stock – 0.4%
Communications Equipment – 0.4%
2,358	CommScope Holding Co., Inc.* (cost $51,876)	54,541

Corporate Bonds – 58.7%
Banking – 7.8%
$115,000	American Express Co. 6.8000%, 9/1/66‡	126,500
200,000	Banco Bilbao Vizcaya Argentaria SA 9.0000%µ	224,250
100,000	Bank of Ireland 4.2500%, 6/11/24	136,099
200,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	202,363
90,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	98,513
109,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	110,679
100,000	UBS AG 4.7500%, 2/12/26‡	145,636

		1,044,040
Basic Industry – 1.4%
60,000	Ashland, Inc. 6.8750%, 5/15/43	64,650
110,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	119,762

		184,412
Brokerage – 2.3%
105,000	Charles Schwab Corp. 7.0000%µ	122,587
89,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	96,342
85,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	89,888

		308,817
Capital Goods – 9.5%
155,000	ADS Tactical, Inc. 11.0000%, 4/1/18§	148,412
100,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.2500%, 1/15/22 (144A)	135,215
100,000	Cemex Finance LLC 5.2500%, 4/1/21 (144A)	143,493
120,000	Hunt Cos., Inc. 9.6250%, 3/1/21 (144A)	125,700
40,000	Martin Marietta Materials, Inc. 1.3307%, 6/30/17 (144A),‡	39,977
15,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24 (144A)	15,113
120,000	Masco Corp. 6.5000%, 8/15/32	126,900
105,000	Masonite International Corp. 8.2500%, 4/15/21 (144A)	114,450
125,000	Nuverra Environmental Solutions, Inc. 9.8750%, 4/15/18	130,000

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

44 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Capital Goods – (continued)
$85,000	Summit Materials LLC / Summit Materials Finance Corp. 10.5000%, 1/31/20	$95,412
33,000	TransDigm, Inc. 6.0000%, 7/15/22 (144A)	33,907
33,000	TransDigm, Inc. 6.5000%, 7/15/24 (144A)	34,361
122,000	Vulcan Materials Co. 7.1500%, 11/30/37	126,880

		1,269,820
Communications – 2.7%
100,000	Altice SA 7.2500%, 5/15/22 (144A)	145,136
100,000	Numericable Group SA 5.3750%, 5/15/22 (144A)	145,307
58,000	Verizon Communications, Inc. 5.1500%, 9/15/23	64,907

		355,350
Consumer Cyclical – 11.3%
39,000	AV Homes, Inc. 8.5000%, 7/1/19 (144A)	39,536
85,000	Caesars Entertainment Resort Properties LLC 8.0000%, 10/1/20 (144A)	88,825
63,000	Century Communities, Inc. 6.8750%, 5/15/22 (144A)	64,417
200,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	234,813
55,000	General Motors Co. 4.8750%, 10/2/23 (144A)	57,888
55,000	General Motors Co. 6.2500%, 10/2/43 (144A)	63,112
60,000	Greektown Holdings LLC / Greektown Mothership Corp. 8.8750%, 3/15/19 (144A)	61,200
140,000	Landry’s, Inc. 9.3750%, 5/1/20 (144A)	154,000
65,000	MDC Holdings, Inc. 6.0000%, 1/15/43	61,490
55,000	MGM Resorts International 6.7500%, 10/1/20	61,394
80,000	PF Chang’s China Bistro, Inc. 10.2500%, 6/30/20 (144A)	81,600
85,000	Quiksilver, Inc. / QS Wholesale, Inc. 7.8750%, 8/1/18 (144A)	86,275
80,000	Quiksilver, Inc. / QS Wholesale, Inc. 10.0000%, 8/1/20	80,400
120,000	ROC Finance LLC / ROC Finance 1 Corp. 12.1250%, 9/1/18 (144A)	130,200
120,000	WCI Communities, Inc. 6.8750%, 8/15/21	123,600
39,000	Weyerhaeuser Real Estate Co. 4.3750%, 6/15/19 (144A)	39,098
88,000	William Lyon Homes, Inc. 5.7500%, 4/15/19 (144A)	90,200

		1,518,048
Consumer Non-Cyclical – 7.5%
66,000	C&S Group Enterprises LLC 5.3750%, 7/15/22 (144A)	66,248
100,000	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc. 9.8750%, 2/1/20 (144A)	107,000
82,000	Forest Laboratories, Inc. 5.0000%, 12/15/21 (144A)	89,861
145,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	155,512
65,000	Roundy’s Supermarkets, Inc. 10.2500%, 12/15/20 (144A)	68,656
32,000	Safeway, Inc. 7.2500%, 2/1/31	33,385
115,000	Simmons Foods, Inc. 10.5000%, 11/1/17 (144A)	123,194
180,000	SUPERVALU, Inc. 6.7500%, 6/1/21	185,400
80,000	Tenet Healthcare Corp. 8.1250%, 4/1/22	92,600
85,000	Valeant Pharmaceuticals International 6.3750%, 10/15/20 (144A)	90,312

		1,012,168
Energy – 5.4%
70,000	Chesapeake Energy Corp. 3.4786%, 4/15/19‡	70,788
55,000	Chesapeake Energy Corp. 6.1250%, 2/15/21	61,600
29,000	Continental Resources, Inc. 3.8000%, 6/1/24 (144A)	29,313
15,000	Continental Resources, Inc. 4.9000%, 6/1/44 (144A)	15,499
96,000	Endeavor Energy Resources LP / EER Finance, Inc. 7.0000%, 8/15/21 (144A)	102,480
64,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	67,160
12,000	EV Energy Partners LP / EV Energy Finance Corp. 8.0000%, 4/15/19	12,600
20,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19 (144A)	20,050
65,000	QEP Resources, Inc. 5.2500%, 5/1/23	66,463
160,000	Samson Investment Co. 10.7500%, 2/15/20 (144A)	168,600
17,000	Seventy Seven Energy, Inc. 6.5000%, 7/15/22 (144A)	17,425
95,000	Sidewinder Drilling, Inc. 9.7500%, 11/15/19 (144A)	96,425

		728,403
Finance Companies – 0.9%
100,000	General Electric Capital Corp. 7.1250%µ	118,020
Insurance – 0.6%
62,000	American International Group, Inc. 8.1750%, 5/15/58‡	85,405
Mortgage Assets – 0.5%
50,000	National Bank of Greece SA 3.8750%, 10/7/16	69,606

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 45

Janus Multi-Sector Income Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Real Estate Investment Trusts (REITs) – 0.4%
$46,000	Forestar USA Real Estate Group, Inc. 8.5000%, 6/1/22 (144A)	$47,610
Technology – 6.6%
85,000	Blackboard, Inc. 7.7500%, 11/15/19 (144A)	88,825
36,000	Ceridian LLC / Comdata, Inc. 8.1250%, 11/15/17 (144A)	36,360
110,000	CommScope Holding Co., Inc. 6.6250%, 6/1/20 (144A)	117,425
88,000	CommScope, Inc. 5.0000%, 6/15/21 (144A)	89,760
88,000	CommScope, Inc. 5.5000%, 6/15/24 (144A)	89,430
6,000	Fidelity National Information Services, Inc. 1.4500%, 6/5/17	5,993
11,000	Fidelity National Information Services, Inc. 3.8750%, 6/5/24	11,052
74,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	73,445
200,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	197,088
145,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	148,017
13,000	Xilinx, Inc. 2.1250%, 3/15/19	13,023
17,000	Xilinx, Inc. 3.0000%, 3/15/21	17,158

		887,576
Transportation – 1.8%
75,000	CEVA Group PLC 7.0000%, 3/1/21 (144A)	77,062
43,000	Florida East Coast Holdings Corp. 6.7500%, 5/1/19 (144A)	45,419
83,000	Florida East Coast Holdings Corp. 9.7500%, 5/1/20 (144A)	87,669
33,000	Navios South American Logistics, Inc. / Navios Logistics Finance U.S., Inc. 7.2500%, 5/1/22 (144A)	34,320

		244,470

Total Corporate Bonds (cost $7,779,643)		7,873,745

Mortgage-Backed Securities – 10.3%
	Fannie Mae:
144,372	6.5000%, 12/1/28	163,967
199,918	6.5000%, 5/1/29	229,488
181,683	6.5000%, 9/1/33	205,419
118,073	6.5000%, 3/1/35	134,469
169,105	6.5000%, 12/1/35	192,929
182,699	4.0000%, 7/1/43	192,899
248,447	4.0000%, 3/1/44	262,470

Total Mortgage-Backed Securities (cost $1,373,629)		1,381,641

U.S. Treasury Notes/Bonds – 7.9%
318,000	0.2500%, 2/29/16†	317,690
120,000	0.3750%, 5/31/16	119,892
624,000	1.5000%, 1/31/19†	623,610

Total U.S. Treasury Notes/Bonds (cost $1,060,834)		1,061,192

Money Market – 4.4%
587,152	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $587,152)	587,152

Total Investments (total cost $13,448,713) – 101.2%		13,564,716

Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(157,423)

Net Assets – 100%		$13,407,293

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$10,784,229	79.5%
United Kingdom	545,699	4.0
Ireland	418,966	3.1
Spain	224,250	1.7
Italy	202,363	1.5
Taiwan	197,088	1.4
Greece	176,606	1.3
Brazil	155,512	1.1
Switzerland	145,636	1.1
France	145,307	1.1
Luxembourg	145,136	1.1
Mexico	143,493	1.1
Singapore	126,349	0.9
Australia	119,762	0.9
Uruguay	34,320	0.2

Total	$13,564,716	100.0%

††	Includes Cash Equivalents of 4.3%.

Schedule of Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency and Settlement Date	Units Sold	Value	Depreciation

JPMorgan Chase & Co.:
British Pound 7/10/14	154,000	$263,504	$(5,568)
Euro 7/10/14	795,000	1,088,553	(6,713)

Total		$1,352,057	$(12,281)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

46 | JUNE 30, 2014

Janus Real Return Fund (unaudited)

FUND SNAPSHOT
The fund employs a bottom-up fundamentally driven investment process designed to protect against the potential for inflationary or deflationary environments. The nontraditional portfolio invests across a broad range of fixed income, including short-duration high yield, to maximize risk-adjusted returns and capital preservation.
Gibson Smith co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, Janus Real Return Fund’s Class I Shares returned 6.19%. This compares with 2.48% for its primary benchmark, the Barclays U.S. 1-5 year TIPS Index and 4.08% for the fund’s secondary benchmark, the Consumer Price Index (CPI) plus 200 basis points.

MARKET ENVIRONMENT

The market had two primary concerns during the 12-month period: The direction of monetary policies around the world and economic growth globally. Against this backdrop, the yield on the 10-year U.S. Treasury note ended the period at 2.53%, just about where it began a year ago; however, there was notable volatility in between.

Over the first half of the period, the yield on the 10-year Treasury rose more than 50 basis points to just above 3.00% by the end of 2013. Strong U.S. economic data stoked market anxiety about when the Federal Reserve (Fed) will begin tightening monetary policy. The question was resolved by year end. The Fed said it would start tapering its quantitative easing (QE) program but maintain its benchmark rates at their historically low levels for the foreseeable future, with expectations for a hike not until 2015. Most Treasury yields began to decline in earnest at the start of 2014, with the winter economic slowdown helping to fuel their fall.

The U.S. economy rebounded in the second quarter. Job growth trends strengthened, and inflation picked up, but the Fed seemed to be looking for already improving trends to strengthen even further before hiking rates. By June 30, U.S. inflation had crept up, with core CPI rising to 2% year-over-year growth, pinning it right up against the Federal Reserve’s target. The core personal consumption expenditures inflation climbed to 1.5%.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark during the period. Outperformance was driven by the Fund’s spread carry generated by the significant out-of-index weighting in corporates. Spread carry is the excess yield generated by a fund’s holdings versus those in the index. The corporates segment consists mainly of short-duration high-yield securities. We believe short-duration high-yield securities offer solid risk-adjusted return potential in a low rate environment as corporate balance sheets are the strongest they have been in recent history.

On a credit sector basis, top contributors were led by communications, consumer cyclical and aerospace/defense companies. Banking, where we have one of our largest credit sector weightings, was also one of the top credit sector contributors. The Fund favors the banking sector in particular as bank capital ratios have increased and liquidity and asset quality have improved since the financial crisis. That said, we had a minor weighting in finance companies, which was one of the credit sector detractors during the period, due mostly to a slight position in Navient Corp. Other credit sector detractors were REITs and brokerage, asset managers & exchanges.

We believe short-duration high-yield securities offer better risk-adjusted returns than Treasury Inflation-Protected Securities (TIPS). The Fed’s highly accommodative monetary policy has artificially suppressed real yields. As this has made the low levels of real yields unsustainable, TIPS prices have downside risk as rates normalize, in our view. Real yields are negative, so we have opted for nominal rate exposure through a material out-of-index allocation in Treasurys. Our Treasury exposure was still significantly smaller than our corporate exposure.

During periods of volatility, the nominal Treasury allocation helped balance the credit risk that short- duration high-yield bonds potentially brought to the portfolio. Reflecting the balancing dynamic between these two allocations, our corporate exposure was a relative contributor while our Treasury allocation was a relative detractor during the period. The return of our nominal Treasury allocation was positive on an absolute basis but lagged that of the TIPS index. Balancing risks within the portfolio reflects our

Janus Fixed Income & Money Market Funds | 47

Janus Real Return Fund (unaudited)

mandate of seeking capital preservation and risk-adjusted returns with low volatility.

Our cash position was our largest detractor. Our cash exposure it is not used as a strategy within the Fund but is a frictional component of day-to-day investing. Our small allocation to common stock, however, was additive on a relative basis.

OUTLOOK

We believe that interest rate risk has become the largest risk in the fixed income market. As examples, take the spike in rate volatility that resulted when former Fed Chair Ben Bernanke made his tapering remark in May 2013 or when current Fed Chair Janet Yellen commented on the expected timing of the first rate hike. As it stands, we view the flattening of the yield curve from the five-year maturity to the 30-year as reason for concern. To a certain extent this has been driven by factors that would seem to be temporary, such as safe-haven buying of longer term maturities due to geopolitical issues and pension buying to match longer liabilities. But, we also believe that the market is underpricing the Fed’s resolve to normalize real rates as inflation picks up and job growth strengthens. We currently expect core U.S. CPI to end 2014 around the Fed’s inflation target of 2%.

Turning to credit, we believe the wholesale rally in corporate bonds that started in early 2009 is over. Although balance sheets are relatively strong and expected default rates are low, we believe corporate event risk is elevated. Shareholder activism has been gaining momentum and is rarely good for credit investors. In most of the cases, value extraction for shareholders is being done at the expense of bondholders. Corporate event risk is also elevated due to increased debt driven share repurchases and merger and acquisition activity. Going forward, credit spreads may have a hard time grinding tighter, but individual high conviction names may provide an opportunity to provide positive risk-adjusted returns, in our view.

On behalf of each member of our investment team, thank you for your investment in Janus Real Return Fund. We appreciate your entrusting us with your assets and look forward to continuing to serve your investment needs.

48 | JUNE 30, 2014

(unaudited)

Janus Real Return Fund At A Glance

Fund Profile
June 30, 2014

Weighted Average Maturity	5.3 Years
Average Effective Duration*	2.4 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.30%
With Reimbursement	2.40%
Class A Shares at MOP
Without Reimbursement	1.23%
With Reimbursement	2.29%
Class C Shares***
Without Reimbursement	0.56%
With Reimbursement	1.66%
Class D Shares
Without Reimbursement	1.40%
With Reimbursement	2.51%
Class I Shares
Without Reimbursement	1.54%
With Reimbursement	2.65%
Class S Shares
Without Reimbursement	1.05%
With Reimbursement	2.16%
Class T Shares
Without Reimbursement	1.29%
With Reimbursement	2.40%
Number of Bonds/Notes	101

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Total Investments)
June 30, 2014

AA	17.5%
A	0.6%
BBB	14.2%
BB	40.6%
B	18.6%
CCC	3.8%
Not Rated	0.2%
Other	4.5%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2014

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Janus Fixed Income & Money Market Funds | 49

Janus Real Return Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014			Expense Ratios – per the October 28, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Real Return Fund – Class A Shares

NAV	5.92%	1.43%	2.97%	1.01%

MOP	0.89%	–0.47%

Janus Real Return Fund – Class C Shares

NAV	5.04%	0.66%	3.79%	1.76%

CDSC	4.04%	0.66%

Janus Real Return Fund – Class D Shares(1)	5.91%	1.52%	3.08%	0.88%

Janus Real Return Fund – Class I Shares	6.19%	1.69%	2.70%	0.76%

Janus Real Return Fund – Class S Shares	5.77%	1.35%	3.18%	1.26%

Janus Real Return Fund – Class T Shares	6.01%	1.58%	2.93%	1.01%

Barclays U.S. 1-5 Year TIPS Index	2.48%	1.28%

Consumer Price Index (CPI) + 2%	4.08%	3.74%**

Morningstar Quartile – Class I Shares	3rd	4th

Morningstar Ranking – based on total returns for Multisector Bond Funds	224/301	230/238

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

50 | JUNE 30, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

The expense ratios shown are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

® 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective October 1, 2013, Gibson Smith, Mayur Saigal and Darrell Watters are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date — May 13, 2011
**	The Consumer Price Index (CPI) + 2% since inception returns are calculated from May 31, 2011.
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 51

Janus Real Return Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,027.10	$5.08	$1,000.00	$1,019.79	$5.06	1.01%

Class C Shares	$1,000.00	$1,022.40	$8.78	$1,000.00	$1,016.12	$8.75	1.75%

Class D Shares	$1,000.00	$1,026.60	$4.52	$1,000.00	$1,020.33	$4.51	0.90%

Class I Shares	$1,000.00	$1,028.40	$3.82	$1,000.00	$1,021.03	$3.81	0.76%

Class S Shares	$1,000.00	$1,027.10	$5.08	$1,000.00	$1,019.79	$5.06	1.01%

Class T Shares	$1,000.00	$1,028.00	$4.17	$1,000.00	$1,020.68	$4.16	0.83%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

52 | JUNE 30, 2014

Janus Real Return Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Bank Loan – 1.0%
Technology – 1.0%
$185,000	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡ (cost $185,188)	$185,513

Common Stock – 4.1%
Automobiles – 0.3%
1,377	General Motors Co.	49,985
Communications Equipment – 0.7%
5,973	CommScope Holding Co., Inc.*	138,155
Energy Equipment & Services – 0.4%
3,700	Nuverra Environmental Solutions, Inc.*	74,407
Health Care Equipment & Supplies – 0.5%
905	Zimmer Holdings, Inc.	93,993
Hotels, Restaurants & Leisure – 0.2%
1,840	Hilton Worldwide Holdings, Inc.*	42,872
Oil, Gas & Consumable Fuels – 0.9%
5,324	Chesapeake Energy Corp.	165,470
Real Estate Management & Development – 1.1%
11,000	Kennedy Wilson Europe Real Estate PLC*	207,054

Total Common Stock (cost $653,552)		771,936

Corporate Bonds – 76.2%
Banking – 8.6%
$305,000	Ally Financial, Inc. 6.7500%, 12/1/14	311,481
100,000	American Express Co. 6.8000%, 9/1/66‡	110,000
66,000	Bank of America Corp. 8.0000%µ	73,046
260,000	Citigroup, Inc. 5.0000%, 9/15/14	262,302
46,000	Goldman Sachs Group, Inc. 5.7000%µ	47,524
73,000	Regions Financial Corp. 7.7500%, 11/10/14	74,823
40,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	40,825
175,000	Royal Bank of Scotland Group PLC 4.7000%, 7/3/18	185,670
157,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	159,418
125,000	Wells Fargo & Co. 7.9800%µ	142,187
179,000	Zions Bancorporation 4.0000%, 6/20/16	187,624

		1,594,900
Basic Industry – 2.9%
70,000	ArcelorMittal 4.2500%, 3/1/16	72,450
72,000	Ashland, Inc. 3.0000%, 3/15/16	73,440
50,000	Ashland, Inc. 3.8750%, 4/15/18	51,438
70,000	FMG Resources August 2006 Pty, Ltd. 6.8750%, 2/1/18 (144A)	73,500
74,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	80,567
100,000	Georgia-Pacific LLC 7.7000%, 6/15/15	106,674
65,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	72,556

		530,625
Brokerage – 2.2%
65,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	71,857
155,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	161,200
126,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	136,395
34,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	35,911

		405,363
Capital Goods – 11.2%
185,000	ADS Tactical, Inc. 11.0000%, 4/1/18§	177,137
252,000	Ahern Rentals, Inc. 9.5000%, 6/15/18 (144A)	277,830
290,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.3750%, 10/15/17 (144A)	306,037
274,000	CNH Industrial Capital LLC 3.8750%, 11/1/15	279,480
98,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	100,083
13,000	Exelis, Inc. 4.2500%, 10/1/16	13,789
120,000	FLIR Systems, Inc. 3.7500%, 9/1/16	126,398
362,000	Interface, Inc. 7.6250%, 12/1/18	380,100
117,000	Masonite International Corp. 8.2500%, 4/15/21 (144A)	127,530
138,000	NES Rentals Holdings, Inc. 7.8750%, 5/1/18 (144A)	146,280
130,000	Nuverra Environmental Solutions, Inc. 9.8750%, 4/15/18	135,200
8,000	Vulcan Materials Co. 7.0000%, 6/15/18	9,210

		2,079,074
Communications – 3.6%
40,000	Qwest Corp. 7.5000%, 10/1/14	40,677
145,000	Sprint Communications, Inc. 8.3750%, 8/15/17	169,288
82,000	Verizon Communications, Inc. 2.5000%, 9/15/16	84,521
81,000	Verizon Communications, Inc. 3.6500%, 9/14/18	86,628
250,000	Windstream Corp. 7.8750%, 11/1/17	287,812

		668,926
Consumer Cyclical – 9.1%
160,000	CCM Merger, Inc. 9.1250%, 5/1/19 (144A)	171,600
110,000	DR Horton, Inc. 3.7500%, 3/1/19	110,550

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 53

Janus Real Return Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Consumer Cyclical – (continued)
$325,000	Ford Motor Credit Co. LLC 4.2500%, 2/3/17	$349,029
250,000	Lennar Corp. 4.7500%, 12/15/17	264,375
469,000	Meritage Homes Corp. 4.5000%, 3/1/18	481,897
290,000	MGM Resorts International 7.5000%, 6/1/16	320,088

		1,697,539
Consumer Non-Cyclical – 9.5%
125,000	Capsugel SA 7.0000%, 5/15/19 (144A)	128,750
190,000	Constellation Brands, Inc. 7.2500%, 9/1/16	211,850
250,000	HCA, Inc. 6.5000%, 2/15/16	269,062
190,000	Jarden Corp. 7.5000%, 5/1/17	215,650
134,000	Omnicare, Inc. 7.7500%, 6/1/20	144,385
155,000	Pilgrim’s Pride Corp. 7.8750%, 12/15/18	164,114
173,000	SUPERVALU, Inc. 6.7500%, 6/1/21	178,190
414,000	Tenet Healthcare Corp. 6.2500%, 11/1/18	459,540

		1,771,541
Electric – 1.3%
220,000	AES Corp. 9.7500%, 4/15/16	249,150
Energy – 16.8%
122,000	Chesapeake Energy Corp. 3.2500%, 3/15/16	122,763
143,000	Chesapeake Energy Corp. 7.2500%, 12/15/18	168,740
206,000	Chesapeake Energy Corp. 3.4786%, 4/15/19‡	208,318
42,000	Continental Resources, Inc. 3.8000%, 6/1/24 (144A)	42,454
21,000	Continental Resources, Inc. 4.9000%, 6/1/44 (144A)	21,699
352,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19	377,520
54,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21	57,780
156,000	EP Energy LLC / Everest Acquisition Finance, Inc. 6.8750%, 5/1/19	165,945
190,000	Frontier Oil Corp. 6.8750%, 11/15/18	199,500
435,000	Holly Energy Partners LP / Holly Energy Finance Corp. 6.5000%, 3/1/20	468,712
2,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	2,100
73,000	Natural Resource Partners LP / NRP Finance Corp. 9.1250%, 10/1/18	76,650
411,000	Sabine Pass LNG LP 7.5000%, 11/30/16	454,155
203,000	Samson Investment Co. 10.7500%, 2/15/20 (144A)	213,911
346,000	SM Energy Co. 6.6250%, 2/15/19	366,760
168,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	176,820

		3,123,827
Finance Companies – 3.1%
290,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	295,800
70,000	GE Capital Trust I 6.3750%, 11/15/67‡	77,875
190,000	Navient Corp. 5.0000%, 4/15/15	195,225

		568,900
Insurance – 1.2%
200,000	Centene Corp. 5.7500%, 6/1/17	217,500
Real Estate Investment Trusts (REITs) – 3.5%
320,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19	346,208
288,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	309,949

		656,157
Real Estate Management & Development – 0.2%
40,000	Forest City Enterprises, Inc. 3.6250%, 8/15/20 (144A)	42,200
Technology – 0.1%
26,000	Ceridian LLC / Comdata, Inc. 8.1250%, 11/15/17 (144A)	26,260
Transportation – 2.9%
34,000	Eletson Holdings 9.6250%, 1/15/22 (144A)	36,465
137,000	Florida East Coast Holdings Corp. 6.7500%, 5/1/19 (144A)	144,706
122,000	Florida East Coast Holdings Corp. 9.7500%, 5/1/20 (144A)	128,863
14,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 7/11/14 (144A)	14,006
123,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	126,435
76,000	Swift Services Holdings, Inc. 10.0000%, 11/15/18	81,320

		531,795

Total Corporate Bonds (cost $13,974,762)		14,163,757

Preferred Stock – 0.6%
Commercial Banks – 0.4%
3,175	Royal Bank of Scotland Group PLC, 6.3500%	76,232
Construction & Engineering – 0.2%
1,350	Citigroup Capital XIII, 7.8750%	37,395

Total Preferred Stock (cost $109,285)		113,627

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

54 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

U.S. Treasury Notes/Bonds – 17.0%
$56,000	0.2500%, 9/30/15	$56,059
86,000	0.2500%, 12/31/15	86,007
194,000	0.3750%, 1/31/16	194,280
412,000	0.2500%, 2/29/16	411,597
93,000	0.3750%, 4/30/16	92,971
1,057,000	0.3750%, 5/31/16	1,056,051
47,000	1.0000%, 10/31/16	47,441
20,000	0.8750%, 1/31/18	19,808
185,000	0.7500%, 3/31/18	181,763
152,000	1.3750%, 7/31/18	152,190
296,000	1.5000%, 8/31/18	297,549
80,000	1.3750%, 9/30/18	79,900
80,000	1.2500%, 10/31/18	79,381
28,000	2.7500%, 11/15/23	28,698
141,000	2.5000%, 5/15/24	140,802
234,000	3.3750%, 5/15/44	235,572

Total U.S. Treasury Notes/Bonds (cost $3,156,519)		3,160,069

Money Market – 0.6%
119,101	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $119,101)	119,101

Total Investments (total cost $18,198,407) – 99.5%		18,514,003

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		84,572

Net Assets – 100%		$18,598,575

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$17,297,326	93.4%
United Kingdom	462,145	2.5
Ireland	306,037	1.7
Singapore	185,513	1.0
Australia	154,067	0.8
Luxembourg	72,450	0.4
Greece	36,465	0.2

Total	$18,514,003	100.0%

††	Includes Cash Equivalents of 0.6%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 55

Janus Short-Term Bond Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted returns and capital preservation. Our comprehensive, bottom-up view drives decision-making at a macro level, enabling us to make informed sector and risk allocation decisions.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the one-year period ended June 30, 2014, Janus Short-Term Bond Fund’s Class T Shares returned 2.67% compared with 1.14% for the Fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Index.

MARKET ENVIRONMENT

The market had two primary concerns during the 12-month period: The direction of monetary policies around the world and economic growth globally. Against this backdrop, the yield on the two-year Treasury ended the period at 0.46%, rising from 0.35% a year ago, with notable turbulence in between.

The yield of the two-year bill spiked in August 2013 as strong U.S. economic data stoked market anxiety about when the Federal Reserve (Fed) will begin tightening monetary policy. Short-term rates then backed off amid a waiting game until the Fed said year-end that it would start tapering its quantitative easing (QE) program. As 2014 began, the front end of the yield curve registered that a new stage of monetary policy was upon us while longer-term Treasury rates (five years to maturity and more) fell, reflecting tame inflation and expectations that actual rate hikes were in the distant future.

By June, inflation had moved to the Fed’s 2% target. Yet, policymakers seemed to be looking for already improving trends in U.S. economic data to strengthen even further before taking the next step in their exit strategy. The central bank signaled that the first rate hike won’t be until 2015. Deflationary pressures in Europe and Japan coupled with uneven economic growth globally helped sanction the Fed’s “patient” approach. Moreover, safe-haven buying of longer-term Treasurys due to conflicts in Ukraine and Iraq helped drive longer-term Treasury yields lower. Reflecting loose U.S. monetary policy may be soon coming to an end, short-term yields ended the year higher, flattening the overall yield curve.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark during the period. Outperformance was primarily driven by our security selection in credit, which is consistent with our bottom-up, fundamentally-driven investment process. We maintained a significant overweight to credit, that also contributed on a relative basis; however, the weighting declined slightly from a year ago as bonds matured. Given valuations and our priority of risk-adjusted returns, we have reinvested those funds in Treasurys until we find the right opportunities.

Our focus on higher yielding corporate securities was also additive and helped make excess spread carry a material contributor on a relative basis. Our yield curve positioning, particularly within corporate, was our largest relative detractor, however. We were short duration versus the index overall, which is typically beneficial when rates rise. However, most of our duration came from our corporate allocation, where some key yield curve weightings worked against us on a relative basis.

Our underweight allocation to U.S. Treasury securities was a relative contributor. We intend to maintain our Treasury underweight given the comparably attractive risk-adjusted returns that we are seeing in the corporate credit market.

We had a small out-of-index allocation to bank loans, which was beneficial. As always, we reserve the loan space for names we have the upmost confidence in from a management as well as an asset coverage perspective. Generally, we believe this market segment can carry high risk, especially with covenant protections becoming increasingly loose. We have identified very few bank loan opportunities for the fund, and will remain extremely disciplined around allocations to the segment.

From a credit sector standpoint, banking, metals & mining and diversified financial companies were the top relative contributors. Top relative detractors included media cable, consumer finance and building materials companies.

56 | JUNE 30, 2014

(unaudited)

OUTLOOK

Modest U.S. economic growth along with global deflationary pressures create advantageous market conditions for the Fed to begin laying the groundwork for a rate rise in 2015, in our view.

We are cognizant of rising U.S. inflation, but thus far, it has presented itself as “price normalization.” Still, one may wonder about the risk of a huge inflation-driven sell-off in the front end of the curve that could produce undesired results for investors. The risk is certainly not zero, but based on current data, we believe it is low. For such a scenario to take place, we believe U.S. gross domestic product growth would need to exceed forecasts that we first saw at the start of 2014 and that have been largely abandoned since. As of late, most analysts are busy cutting U.S. growth estimates. It’s a global market, so the euro zone too would need to quickly turn the corner on its gross domestic product growth as well as its inflation and unemployment situation. Again, it’s possible, but not near-term probable, in our view.

In the end, given the ferocious bid for income amid low global rates, marginally higher rates in the U.S. could be met with stiff demand. We believe global demand for yield and safety could cushion the effects of a rate rise further out on the curve. This all may result in a particularly flat curve, in our view. In short, given prevailing market concerns around fragile growth abroad, we believe it is possible that demand could increase for most points on the curve two years and out during the Fed’s monetary tightening.

On behalf of each member of our investment team, thank you for your investment in Janus Short-Term Bond Fund. We appreciate your entrusting us with your assets and look forward to continuing to serve your investment needs.

Janus Fixed Income & Money Market Funds | 57

Janus Short-Term Bond Fund (unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
June 30, 2014

Weighted Average Maturity	2.5 Years
Average Effective Duration*	1.6 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	0.70%
With Reimbursement	0.80%
Class A Shares at MOP
Without Reimbursement	0.68%
With Reimbursement	0.78%
Class C Shares***
Without Reimbursement	-0.06%
With Reimbursement	0.05%
Class D Shares
Without Reimbursement	0.86%
With Reimbursement	0.96%
Class I Shares
Without Reimbursement	0.95%
With Reimbursement	1.04%
Class N Shares
Without Reimbursement	1.02%
With Reimbursement	1.11%
Class S Shares
Without Reimbursement	0.52%
With Reimbursement	0.61%
Class T Shares
Without Reimbursement	0.77%
With Reimbursement	0.86%
Number of Bonds/Notes	162

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Total Investments)
June 30, 2014

AAA	2.4%
AA	27.0%
A	13.3%
BBB	32.6%
BB	19.0%
B	3.6%
Not Rated	1.5%
Other	0.6%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2014

Asset Allocation – (% of Net Assets)
As of June 30, 2014

58 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014					Expense Ratios – per the October 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	2.33%	2.88%	3.34%	4.01%	0.95%	0.80%

MOP	–0.29%	1.89%	2.83%	3.78%

Janus Short-Term Bond Fund – Class C Shares

NAV	1.52%	2.20%	2.70%	3.33%	1.69%	1.55%

CDSC	0.52%	2.20%	2.70%	3.33%

Janus Short-Term Bond Fund – Class D Shares(1)	2.77%	3.01%	3.63%	4.40%	0.77%	0.62%

Janus Short-Term Bond Fund – Class I Shares	2.54%	2.91%	3.54%	4.24%	0.66%	0.54%

Janus Short-Term Bond Fund – Class N Shares	2.59%	2.91%	3.58%	4.38%	0.60%	0.49%

Janus Short-Term Bond Fund – Class S Shares	2.15%	2.60%	3.13%	3.83%	1.10%	0.99%

Janus Short-Term Bond Fund – Class T Shares	2.67%	2.91%	3.58%	4.38%	0.85%	0.74%

Barclays 1-3 Year U.S. Government/Credit Index	1.14%	1.73%	2.96%	4.36%**

Morningstar Quartile – Class T Shares	2nd	3rd	2nd	2nd

Morningstar Ranking – based on total returns for Short-Term Bond Funds	141/518	254/453	100/379	54/180

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 59

Janus Short-Term Bond Fund (unaudited)

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
**	The Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.
(1)	Closed to new investors.

60 | JUNE 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,007.20	$3.73	$1,000.00	$1,021.08	$3.76	0.75%

Class C Shares	$1,000.00	$1,006.50	$7.71	$1,000.00	$1,017.11	$7.75	1.55%

Class D Shares	$1,000.00	$1,011.10	$3.19	$1,000.00	$1,021.62	$3.21	0.64%

Class I Shares	$1,000.00	$1,008.10	$2.84	$1,000.00	$1,021.97	$2.86	0.57%

Class N Shares	$1,000.00	$1,008.50	$2.44	$1,000.00	$1,022.36	$2.46	0.49%

Class S Shares	$1,000.00	$1,010.00	$4.24	$1,000.00	$1,020.58	$4.26	0.85%

Class T Shares	$1,000.00	$1,010.60	$3.64	$1,000.00	$1,021.17	$3.66	0.73%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 61

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 3.2%
$16,953,000	AmeriCredit Automobile Receivables Trust 2012-2 3.3800%, 4/9/18	$17,601,876
15,814,000	AmeriCredit Automobile Receivables Trust 2012-4 1.9300%, 8/8/18	16,070,487
7,917,000	Gracechurch Card Funding PLC 0.8511%, 6/15/17 (144A),‡	7,947,797
27,668,000	Permanent Master Issuer PLC 1.7765%, 7/15/42 (144A),‡	27,769,320
12,260,000	Santander Drive Auto Receivables Trust 1.9400%, 3/15/18	12,449,111
9,703,534	SMART Trust / Australia 2.5200%, 11/14/16 (144A)	9,752,779
3,636,000	SMART Trust / Australia 0.9700%, 3/14/17	3,646,908

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $94,734,347)		95,238,278

Bank Loans and Mezzanine Loans – 2.1%
Basic Industry – 0.2%
6,611,896	FMG Resources August 2006 Pty, Ltd. 3.7500%, 6/28/19‡	6,614,409
Consumer Cyclical – 0.8%
4,837,000	ESH Hospitality, Inc. 0%, 6/24/19(a),‡	4,875,309
18,959,092	Hilton Worldwide Finance LLC 3.5000%, 10/26/20‡	18,919,657

		23,794,966
Energy – 0.1%
1,880,000	Chief Exploration & Development LLC 7.5000%, 5/16/21‡	1,917,600
Technology – 1.0%
30,133,000	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	30,216,468

Total Bank Loans and Mezzanine Loans (cost $62,309,153)		62,543,443

Corporate Bonds – 68.8%
Banking – 13.9%
20,888,000	Abbey National Treasury Services PLC 1.3750%, 3/13/17	20,967,061
9,292,000	Amsouth Bank 5.2000%, 4/1/15	9,585,599
4,505,000	Bank of America Corp. 4.5000%, 4/1/15	4,639,380
7,947,000	Bank of America Corp. 1.5000%, 10/9/15	8,020,176
16,327,000	Bank of America Corp. 1.2500%, 1/11/16	16,449,452
19,617,000	Bank of America Corp. 3.6250%, 3/17/16	20,489,976
6,206,000	Bank of America Corp. 3.7500%, 7/12/16	6,528,457
29,203,000	BBVA U.S. Senior SAU 4.6640%, 10/9/15	30,532,116
46,306,000	Citigroup, Inc. 5.0000%, 9/15/14	46,715,993
6,798,000	Citigroup, Inc. 4.8750%, 5/7/15	7,038,921
8,100,000	First Republic Bank 2.3750%, 6/17/19	8,146,656
30,218,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	31,495,526
3,894,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	4,285,503
11,609,000	ICICI Bank, Ltd., Dubai 4.7000%, 2/21/18 (144A)	12,278,352
5,282,000	Intesa Sanpaolo SpA 3.6250%, 8/12/15 (144A)	5,396,646
13,042,000	Intesa Sanpaolo SpA 3.1250%, 1/15/16	13,405,924
48,788,000	JPMorgan Chase & Co. 5.1500%, 10/1/15	51,372,398
12,156,000	Morgan Stanley 4.2000%, 11/20/14	12,338,656
15,784,000	Morgan Stanley 3.4500%, 11/2/15	16,331,721
6,314,000	Morgan Stanley 3.8000%, 4/29/16	6,629,239
7,379,000	Nordea Bank AB 0.8750%, 5/13/16 (144A)	7,396,791
2,997,000	PNC Funding Corp. 5.2500%, 11/15/15	3,181,037
3,997,000	Regions Financial Corp. 7.7500%, 11/10/14	4,096,845
15,375,000	Royal Bank of Scotland Group PLC 5.0500%, 1/8/15	15,658,838
29,327,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	29,931,840
2,105,000	UBS AG 5.8750%, 7/15/16	2,305,729
1,433,000	Zions Bancorporation 4.0000%, 6/20/16	1,502,039
18,492,000	Zions Bancorporation 4.5000%, 3/27/17	19,734,829

		416,455,700
Basic Industry – 4.9%
14,299,000	ArcelorMittal 4.2500%, 3/1/16	14,799,465
17,319,000	ArcelorMittal 5.0000%, 2/25/17	18,314,843
16,596,000	Ashland, Inc. 3.0000%, 3/15/16	16,927,920
18,566,000	Ashland, Inc. 3.8750%, 4/15/18	19,099,772
1,782,000	Cascades, Inc. 7.8750%, 1/15/20	1,893,375
11,111,000	Ecolab, Inc. 1.0000%, 8/9/15	11,165,344
22,864,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	24,893,180
6,563,000	Plains Exploration & Production Co. 6.1250%, 6/15/19	7,252,115

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

62 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Basic Industry – (continued)
$13,179,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	$14,711,059
15,637,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	17,767,541

		146,824,614
Brokerage – 2.8%
15,059,000	E*TRADE Financial Corp. 6.7500%, 6/1/16	16,339,015
13,268,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	13,798,720
26,070,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	28,220,775
22,908,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	24,195,407
1,660,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	1,685,836

		84,239,753
Capital Goods – 1.6%
2,835,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	2,895,244
8,239,000	Eaton Corp. 0.9500%, 11/2/15	8,275,318
9,253,000	Exelis, Inc. 4.2500%, 10/1/16	9,814,231
13,279,000	FLIR Systems, Inc. 3.7500%, 9/1/16	13,987,010
13,609,000	Martin Marietta Materials, Inc. 1.3307%, 6/30/17 (144A),‡	13,601,025

		48,572,828
Communications – 4.4%
20,777,000	British Telecommunications PLC 2.0000%, 6/22/15	21,071,930
19,396,000	Gannett Co., Inc. 6.3750%, 9/1/15	20,462,780
10,859,000	NBCUniversal Enterprise, Inc. 0.7635%, 4/15/16 (144A),‡	10,917,465
7,209,000	Nielsen Finance LLC / Nielsen Finance Co. 7.7500%, 10/15/18	7,623,517
13,169,000	Time Warner, Inc. 3.1500%, 7/15/15	13,532,188
13,436,000	Verizon Communications, Inc. 2.5000%, 9/15/16	13,849,063
30,329,000	Verizon Communications, Inc. 1.3500%, 6/9/17	30,318,870
13,098,000	Verizon Communications, Inc. 3.6500%, 9/14/18	14,008,062

		131,783,875
Consumer Cyclical – 6.4%
6,964,000	Brinker International, Inc. 2.6000%, 5/15/18	6,963,972
20,697,000	Ford Motor Credit Co. LLC 2.7500%, 5/15/15	21,094,362
9,115,000	Ford Motor Credit Co. LLC 4.2500%, 2/3/17	9,788,927
8,874,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	9,257,800
66,218,000	General Motors Co. 3.5000%, 10/2/18 (144A)	67,707,905
24,170,000	General Motors Financial Co., Inc. 2.7500%, 5/15/16	24,532,550
3,846,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	3,903,690
7,730,000	GLP Capital LP / GLP Financing II, Inc. 4.3750%, 11/1/18 (144A)	7,981,225
7,541,000	Hanesbrands, Inc. 6.3750%, 12/15/20	8,153,706
13,768,000	MGM Resorts International 6.6250%, 7/15/15	14,421,980
3,254,000	MGM Resorts International 7.5000%, 6/1/16	3,591,603
5,858,000	MGM Resorts International 7.6250%, 1/15/17	6,619,540
7,637,000	PACCAR Financial Corp. 0.7500%, 8/14/15	7,675,330

		191,692,590
Consumer Non-Cyclical – 6.5%
22,801,000	AbbVie, Inc. 1.7500%, 11/6/17	22,925,357
36,534,000	Forest Laboratories, Inc. 4.3750%, 2/1/19 (144A)	39,413,244
15,138,000	GlaxoSmithKline Capital PLC 0.7500%, 5/8/15	15,199,718
11,102,000	Mylan, Inc. 1.3500%, 11/29/16	11,120,496
8,912,000	Mylan, Inc. 6.0000%, 11/15/18 (144A)	9,321,408
14,727,000	PepsiCo, Inc. 0.7000%, 8/13/15	14,768,280
27,974,000	Perrigo Co. PLC 1.3000%, 11/8/16 (144A)	27,932,347
26,717,000	Pilgrim’s Pride Corp. 7.8750%, 12/15/18	28,287,959
24,241,000	SABMiller Holdings, Inc. 0.9154%, 8/1/18 (144A),‡	24,377,768

		193,346,577
Electric – 0.6%
3,864,000	AES Corp. 7.7500%, 10/15/15	4,144,140
14,086,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	14,750,268

		18,894,408
Energy – 13.4%
14,294,000	Canadian Natural Resources, Ltd. 1.4500%, 11/14/14	14,353,620
23,968,000	Chesapeake Energy Corp. 3.2500%, 3/15/16	24,117,800
22,650,000	Chesapeake Energy Corp. 7.2500%, 12/15/18	26,727,000
33,411,000	Chesapeake Energy Corp. 3.4786%, 4/15/19‡	33,786,874
6,609,000	Continental Resources, Inc. 8.2500%, 10/1/19	7,005,368
9,280,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19	9,952,800
23,364,000	DCP Midstream Operating LP 3.2500%, 10/1/15	24,006,533

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 63

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Energy – (continued)
$27,664,000	DCP Midstream Operating LP 2.5000%, 12/1/17	$28,457,763
3,219,000	DCP Midstream Operating LP 2.7000%, 4/1/19	3,260,596
6,037,000	Enbridge, Inc. 0.6776%, 6/2/17‡	6,049,152
6,414,000	EnLink Midstream Partners LP 2.7000%, 4/1/19	6,505,367
8,143,000	Enterprise Products Operating LLC 1.2500%, 8/13/15	8,200,351
42,500,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	44,625,000
6,610,000	Nabors Industries, Inc. 2.3500%, 9/15/16	6,747,938
22,481,000	Nabors Industries, Inc. 6.1500%, 2/15/18	25,612,716
4,049,000	Nisource Finance Corp. 5.4000%, 7/15/14	4,056,284
15,747,000	Petrofac, Ltd. 3.4000%, 10/10/18 (144A)	16,346,284
39,993,000	Phillips 66 1.9500%, 3/5/15	40,393,210
16,987,000	Plains All American Pipeline LP / PAA Finance Corp. 3.9500%, 9/15/15	17,643,938
15,125,000	Rowan Cos., Inc. 5.0000%, 9/1/17	16,404,802
3,263,000	Spectra Energy Partners LP 2.9500%, 9/25/18	3,387,121
3,888,000	Sunoco, Inc. 4.8750%, 10/15/14	3,929,462
5,701,000	TransCanada PipeLines, Ltd. 0.8750%, 3/2/15	5,721,581
22,905,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	24,107,513

		401,399,073
Finance Companies – 3.0%
36,822,000	CIT Group, Inc. 5.0000%, 5/15/17	39,238,444
4,297,000	General Electric Capital Corp. 3.5000%, 6/29/15	4,431,647
12,974,000	General Electric Capital Corp. 2.3750%, 6/30/15	13,242,549
16,868,000	General Electric Capital Corp. 4.3750%, 9/21/15	17,641,566
9,399,000	General Electric Capital Corp. 5.0000%, 1/8/16	10,020,311
6,501,000	International Lease Finance Corp. 2.1806%, 6/15/16‡	6,541,631

		91,116,148
Industrial – 0.2%
4,679,000	Cintas Corp. No. 2 2.8500%, 6/1/16	4,835,938
Insurance – 1.0%
12,148,000	ACE INA Holdings, Inc. 2.6000%, 11/23/15	12,473,809
17,427,000	American International Group, Inc. 2.3750%, 8/24/15	17,740,111

		30,213,920
Mortgage Assets – 1.3%
33,422,000	NRAM Covered Bond LLP 5.6250%, 6/22/17 (144A)	37,298,885
Owned No Guarantee – 0.4%
12,233,000	Korea National Oil Corp. 2.7500%, 1/23/19 (144A)	12,477,795
Real Estate Investment Trusts (REITs) – 1.2%
15,893,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19	17,194,637
17,873,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	19,235,137

		36,429,774
Technology – 4.6%
8,730,900	Dun & Bradstreet Corp. 3.2500%, 12/1/17	9,040,908
5,747,000	Fidelity National Information Services, Inc. 1.4500%, 6/5/17	5,740,173
17,420,000	Fiserv, Inc. 3.1250%, 10/1/15	17,920,529
10,376,000	Fiserv, Inc. 3.1250%, 6/15/16	10,778,869
26,373,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	26,496,320
21,103,000	Total System Services, Inc. 2.3750%, 6/1/18	21,114,818
10,980,000	TSMC Global, Ltd. 0.9500%, 4/3/16 (144A)	10,959,698
12,846,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	12,658,949
15,628,000	Tyco Electronics Group SA 2.3750%, 12/17/18	15,750,320
6,084,000	Xilinx, Inc. 2.1250%, 3/15/19	6,094,756

		136,555,340
Transportation – 2.6%
18,892,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	19,280,514
2,735,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	2,816,626
10,290,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 7/11/14 (144A)	10,294,569
14,629,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	15,037,515
5,364,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	5,373,896
8,601,000	Southwest Airlines Co. 5.2500%, 10/1/14	8,691,921
15,447,000	Swift Services Holdings, Inc. 10.0000%, 11/15/18	16,528,290

		78,023,331

Total Corporate Bonds (cost $2,035,082,505)		2,060,160,549

U.S. Treasury Notes/Bonds – 24.7%
68,067,000	0.2500%, 10/31/14	68,101,578
155,069,000	0.2500%, 1/15/15†	155,214,455
18,606,000	0.2500%, 2/15/15	18,626,355
423,000	0.3750%, 3/15/15	423,859

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

64 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

U.S. Treasury Notes/Bonds – (continued)
$103,500,000	0.3750%, 4/15/15	$103,726,458
41,196,000	0.2500%, 7/31/15	41,239,462
44,102,000	0.2500%, 8/15/15	44,143,368
59,759,000	0.3750%, 8/31/15	59,908,397
62,819,000	0.2500%, 11/30/15†	62,846,012
10,400,000	0.2500%, 12/31/15	10,400,811
29,745,000	0.3750%, 1/31/16	29,787,982
29,693,000	0.2500%, 2/29/16	29,663,990
32,486,000	0.3750%, 3/31/16	32,492,335
70,635,000	0.5000%, 6/30/16	70,690,166
11,339,000	0.8750%, 9/15/16	11,421,389

Total U.S. Treasury Notes/Bonds (cost $737,838,828)		738,686,617

Money Market – 3.7%
112,343,218	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $112,343,218)	112,343,218

Short-Term Taxable Variable Rate Demand Note – 0%
$865,000	California Infrastructure & Economic Development Bank 0.2500%, 4/1/24‡ (cost $865,000)	865,000

Total Investments (total cost $3,043,173,051) – 102.5%		3,069,837,105

Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(73,520,057)

Net Assets – 100%		$2,996,317,048

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$2,548,072,730	83.0%
United Kingdom	216,569,441	7.0
Australia	64,187,790	2.1
South Korea	38,974,115	1.3
Luxembourg	33,114,308	1.1
Spain	30,532,116	1.0
Singapore	30,216,468	1.0
Canada	28,017,728	0.9
Taiwan	23,618,647	0.8
Italy	18,802,570	0.6
Switzerland	18,056,049	0.6
India	12,278,352	0.4
Sweden	7,396,791	0.2

Total	$3,069,837,105	100.0%

††	Includes Cash Equivalents of 3.7%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 65

Janus Unconstrained Bond Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up fundamentally driven investment process that focuses on credit-oriented investments can generate positive risk-adjusted performance over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Janus Unconstrained Bond Fund began investment operations on May 27, 2014. The information provided for Janus Unconstrained Bond Fund reflects investment activity for the period May 27, 2014 to June 30, 2014.

66 | JUNE 30, 2014

(unaudited)

Janus Unconstrained Bond Fund At A Glance

Fund Profile
June 30, 2014

Weighted Average Maturity	2.3 Years
Average Effective Duration*	1.5 Years
Number of Bonds/Notes	29

*	A theoretical measure of price volatility

Ratings†Summary – (% of Total Investments)
June 30, 2014

AA	22.3%
BBB	3.8%
BB	8.2%
B	4.9%
CCC	2.1%
Not Rated	1.5%
Other	57.2%

†	Credit ratings provided by Standard & Poor’s (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P’s measures. Further information on S&P’s rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. “Not Rated” securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. “Other” includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2014

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Janus Fixed Income & Money Market Funds | 67

Janus Unconstrained Bond Fund (unaudited)

Performance

		Expense Ratios – per the May 27, 2014
Cumulative Total Return – for the period ended June 30, 2014		prospectuses (estimated for the fiscal year)
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Unconstrained Bond Fund – Class A Shares

NAV	0.10%	2.09%	1.09%

MOP	–4.67%

Janus Unconstrained Bond Fund – Class C Shares

NAV	0.10%	2.85%	1.84%

CDSC	–0.90%

Janus Unconstrained Bond Fund – Class D Shares(1)	0.10%	1.96%	0.96%

Janus Unconstrained Bond Fund – Class I Shares	0.10%	1.84%	0.84%

Janus Unconstrained Bond Fund – Class N Shares	0.10%	1.81%	0.82%

Janus Unconstrained Bond Fund – Class S Shares	0.10%	2.31%	1.32%

Janus Unconstrained Bond Fund – Class T Shares	0.10%	2.06%	1.07%

3-Month USD London Interbank Offered Rate (LIBOR)	0.02%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2015.

See important disclosures on the next page.

68 | JUNE 30, 2014

(unaudited)

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

Performance for very short time periods may not be indicative of future performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Until the earlier of three years from inception or the Fund’s assets exceeding the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Rankings are not provided for Funds that are less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 27, 2014
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 69

Janus Unconstrained Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(5/27/14)	(6/30/14)	(5/27/14 - 6/30/14)*	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,001.00	$1.04	$1,000.00	$1,019.44	$5.41	1.08%

Class C Shares	$1,000.00	$1,001.00	$1.76	$1,000.00	$1,015.72	$9.15	1.83%

Class D Shares	$1,000.00	$1,001.00	$1.04	$1,000.00	$1,019.44	$5.41	1.08%

Class I Shares	$1,000.00	$1,001.00	$0.80	$1,000.00	$1,020.68	$4.16	0.83%

Class N Shares	$1,000.00	$1,001.00	$0.80	$1,000.00	$1,020.68	$4.16	0.83%

Class S Shares	$1,000.00	$1,001.00	$1.28	$1,000.00	$1,018.20	$6.66	1.33%

Class T Shares	$1,000.00	$1,001.00	$1.04	$1,000.00	$1,019.44	$5.41	1.08%

*	Actual Expenses Paid During Period reflect only the inception period for the Fund (May 27, 2014 to June 30, 2014) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 35/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†	Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

70 | JUNE 30, 2014

Janus Unconstrained Bond Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Bank Loans and Mezzanine Loans – 1.9%
Consumer Cyclical – 0.9%
$120,000	Riverboat Corp. of Mississippi 10.0000%, 11/29/16‡	$120,300
Technology – 1.0%
120,000	Avago Technologies Cayman, Ltd. 0%, 5/6/21(a),‡	120,332

Total Bank Loans and Mezzanine Loans (cost $242,374)		240,632

Corporate Bonds – 18.4%
Banking – 3.6%
200,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	202,363
240,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	243,696

		446,059
Capital Goods – 1.6%
75,000	Martin Marietta Materials, Inc. 1.3307%, 6/30/17 (144A),‡	74,956
117,000	Vulcan Materials Co. 7.1500%, 11/30/37	121,680

		196,636
Consumer Cyclical – 4.3%
36,000	AV Homes, Inc. 8.5000%, 7/1/19 (144A)	36,495
110,000	Landry’s, Inc. 9.3750%, 5/1/20 (144A)	121,000
55,000	Quiksilver, Inc. / QS Wholesale, Inc. 7.8750%, 8/1/18 (144A)	55,825
74,000	Quiksilver, Inc. / QS Wholesale, Inc. 10.0000%, 8/1/20	74,370
245,000	Weyerhaeuser Real Estate Co. 4.3750%, 6/15/19 (144A)	245,613

		533,303
Consumer Non-Cyclical – 1.9%
61,000	C&S Group Enterprises LLC 5.3750%, 7/15/22 (144A)	61,229
47,000	Envision Healthcare Corp. 5.1250%, 7/1/22 (144A)	47,411
120,000	Post Holdings, Inc. 6.0000%, 12/15/22 (144A)	122,400

		231,040
Energy – 5.4%
120,000	Chesapeake Energy Corp. 3.2500%, 3/15/16	120,750
120,000	Chesapeake Energy Corp. 3.4786%, 4/15/19‡	121,350
115,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	119,025
115,000	Endeavor Energy Resources LP / EER Finance, Inc. 7.0000%, 8/15/21 (144A)	122,762
37,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19 (144A)	37,093
113,000	SandRidge Energy, Inc. 7.5000%, 2/15/23	122,605
31,000	Seventy Seven Energy, Inc. 6.5000%, 7/15/22 (144A)	31,775

		675,360
Industrial – 0.1%
9,000	Hillman Group, Inc. 6.3750%, 7/15/22 (144A)	9,000
Technology – 0.2%
28,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	27,790
Transportation – 1.3%
115,000	Florida East Coast Holdings Corp. 6.7500%, 5/1/19 (144A)	121,469
43,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	43,079

		164,548

Total Corporate Bonds (cost $2,274,919)		2,283,736

U.S. Treasury Notes/Bonds – 12.6%
1,326,000	0.3750%, 5/31/16	1,324,809
93,000	2.5000%, 5/15/24	92,869
155,000	3.3750%, 5/15/44	156,042

Total U.S. Treasury Notes/Bonds (cost $1,571,934)		1,573,720

Money Market – 59.3%
7,375,101	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $7,375,101)	7,375,101

Short-Term U.S. Treasury Bill – 9.7%
$1,205,000	0%, 5/28/15 (cost $1,203,882)	1,203,976

Total Investments (total cost $12,668,210) – 101.9%		12,677,165

Liabilities, net of Cash, Receivables and Other Assets – (1.9)%		(232,538)

Net Assets – 100%		$12,444,627

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$12,110,774	95.5%
United Kingdom	243,696	1.9
Italy	202,363	1.6
Singapore	120,332	1.0

Total	$12,677,165	100.0%

††	Includes Cash Equivalents of 58.2%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 71

Janus Money Market Funds (unaudited)

Janus Government Money Market Fund
Average Annual Total Return	Portfolio Manager
For the periods ended June 30, 2014	Eric Thorderson

Class D Shares(1)
1 Year	0.00%
5 Year	0.01%
10 Year	1.42%
Since Inception (February 14, 1995)	2.60%
Class T Shares
1 Year	0.00%
5 Year	0.01%
10 Year	1.42%
Since Inception (February 14, 1995)	2.60%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.00%(2)
Without Reimbursement	-0.47%
Class T Shares
With Reimbursement	0.00%(2)
Without Reimbursement	-0.49%

Expense Ratios
Per the October 28, 2013 prospectuses

Class D Shares(1)
Total Annual Fund Operating Expenses	0.69%
Class T Shares
Total Annual Fund Operating Expenses	0.73%

Janus Money Market
Fund
Average Annual Total Return	Portfolio Manager
For the periods ended June 30, 2014	Eric Thorderson

Class D Shares(1)
1 Year	0.00%
5 Year	0.00%
10 Year	1.49%
Since Inception (February 14, 1995)	2.68%
Class T Shares
1 Year	0.00%
5 Year	0.00%
10 Year	1.49%
Since Inception (February 14, 1995)	2.68%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.00%(2)
Without Reimbursement	-0.45%
Class T Shares
With Reimbursement	0.00%(2)
Without Reimbursement	-0.47%

Expense Ratios
Per the October 28, 2013 prospectuses

Class D Shares(1)
Total Annual Fund Operating Expenses	0.67%
Class T Shares
Total Annual Fund Operating Expenses	0.69%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist each Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Class D Shares of each Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of each Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of each Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following each Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to each Fund’s prospectuses for further details concerning historical performance.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of each Fund than the total return.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1)	Closed to new investors.
(2)	Less than 0.005%.

72 | JUNE 30, 2014

Janus Government Money Market Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class D Shares	$1,000.00	$1,000.00	$0.55	$1,000.00	$1,024.25	$0.55	0.11%

Class T Shares	$1,000.00	$1,000.00	$0.55	$1,000.00	$1,024.25	$0.55	0.11%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 73

Janus Money Market Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class D Shares	$1,000.00	$1,000.00	$0.55	$1,000.00	$1,024.25	$0.55	0.11%

Class T Shares	$1,000.00	$1,000.00	$0.55	$1,000.00	$1,024.25	$0.55	0.11%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

74 | JUNE 30, 2014

Janus Government Money Market Fund

Schedule of Investments

As of June 30, 2014

Principal Amount		Value

Repurchase Agreements – 22.8%
$30,700,000	Credit Suisse Securities (USA) LLC, 0.0800%, dated 6/30/14, maturing 7/1/14 to be repurchased at $30,700,068 collateralized by $607,731,974 in U.S. Government Agencies 0.4602%-1.9392%, 2/25/19-7/25/43 with a value of $31,314,111	$30,700,000
7,700,000	RBC Capital Markets Corp., 0.0800%, dated 6/30/14, maturing 7/1/14 to be repurchased at $7,700,017 collateralized by $7,434,454 in U.S. Government Agencies 2.2560%-4.5000%, 6/1/27-5/1/44 with a value of $7,854,000	7,700,000

Total Repurchase Agreements (amortized cost $38,400,000)		38,400,000

U.S. Government Agency Notes – 35.6%
	Fannie Mae Discount Notes:
1,300,000	0.1015%, 8/1/14	1,299,888
3,000,000	0.1421%, 8/19/14	2,999,420
3,000,000	0.1167%, 9/2/14	2,999,396
	Federal Farm Credit Discount Notes:
3,000,000	0.1101%, 3/27/15	2,997,534
	Federal Home Loan Bank Discount Notes:
2,000,000	0.1051%, 7/2/14	1,999,994
1,000,000	0.0500%, 7/25/14	999,967
3,000,000	0.0913%, 7/30/14	2,999,779
750,000	0.0700%, 8/6/14	749,948
700,000	0.0700%, 8/29/14	699,920
2,010,000	0.0800%, 9/19/14	2,009,643
2,000,000	0.0710%, 10/3/14	1,999,629
3,000,000	0.0800%, 11/28/14	2,999,000
1,200,000	0.1051%, 3/6/15	1,199,132
1,100,000	0.1201%, 4/9/15	1,098,966
	Freddie Mac Discount Notes:
2,340,000	0.1301%, 7/1/14	2,340,000
2,000,000	0.1015%, 8/19/14	1,999,728
4,000,000	0.1269%, 9/3/14	3,999,098
3,000,000	0.1218%, 9/16/14	2,999,228
3,680,000	0.0710%, 9/29/14	3,679,347
3,000,000	0.1523%, 10/21/14	2,998,580
2,700,000	0.0761%, 10/22/14	2,699,355
1,200,000	0.0913%, 10/23/14	1,199,653
3,000,000	0.0862%, 1/21/15	2,998,535
2,000,000	0.1015%, 2/11/15	1,998,733
6,205,598	0.2400%, 1/15/42‡	6,205,598

Total U.S. Government Agency Notes (amortized cost $60,170,071)		60,170,071

Variable Rate Demand Agency Notes – 41.4%
980,000	AE REALTY LLC 0.1400%, 10/1/23	980,000
300,000	City of Plymouth WI 0.1800%, 12/1/14	300,000
1,200,000	Clearwater Solutions LLC 0.1600%, 9/1/21	1,200,000
9,000,000	Cypress Bend Real Estate Development Co. LLC 0.1400%, 4/1/33	9,000,000
2,750,000	Florida Food Products, Inc. 0.1400%, 12/1/22	2,750,000
5,860,000	Florida HomeLoan Corp. 0.0900%, 7/15/36	5,860,000
3,000,000	Greer Family LLC 0.1400%, 8/1/31	3,000,000
2,065,000	Housing Development Corp., New York 0.0800%, 6/15/37	2,065,000
405,000	Illinois Housing Development Authority 0.1800%, 5/1/37	405,000
2,500,000	Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas 0.1400%, 12/1/20	2,500,000
3,745,000	Johnson Capital Management LLC 0.2000%, 6/1/47	3,745,000
145,000	Lakeshore Professional Properties LLC 0.2500%, 7/1/45	145,000
700,000	Maryland Community Development Administration 0.0700%, 2/1/41	700,000
10,155,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.1232%, 11/1/35	10,155,000
2,395,000	Mississippi Business Finance Corp. 0.1400%, 9/1/21	2,395,000
3,835,000	Mississippi Business Finance Corp. 0.1400%, 1/1/34	3,835,000
3,735,000	Mississippi Business Finance Corp. – Series A 0.1400%, 3/1/29	3,735,000
3,230,000	Mississippi Business Finance Corp. – Series B 0.1400%, 3/1/29	3,230,000
4,310,000	Phenix City Downtown Redevelopment Authority 0.1400%, 2/1/33	4,310,000
500,000	Sacramento Housing & Redevelopment Agency 0.1500%, 1/15/36	500,000
1,655,000	Shepherd Capital LLC 0.2500%, 10/1/53	1,655,000
4,500,000	Thomas H Turner Family Irrevocable Trust 0.1400%, 6/1/20	4,500,000
2,085,000	Tyler Enterprises LLC 0.1400%, 10/1/22	2,085,000
760,000	VOC-RE I LLC 0.1400%, 2/1/43	760,000

Total Variable Rate Demand Agency Notes (amortized cost $69,810,000)		69,810,000

Total Investments (total cost $168,380,071) – 99.8%		168,380,071

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		271,791

Net Assets – 100%		$168,651,862

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 75

Janus Money Market Fund

Schedule of Investments

As of June 30, 2014

Principal Amount		Value

Certificates of Deposit – 25.5%
$16,000,000	Bank of Montreal, Chicago 0.1500%, 7/31/14	$16,000,000
10,000,000	Bank of Montreal, Chicago 0.1500%, 8/5/14	10,000,000
10,000,000	Bank of Tokyo-Mitsubishi UFJ, Ltd., New York 0.1200%, 7/2/14	10,000,000
25,000,000	Bank of Tokyo-Mitsubishi UFJ, Ltd., New York 0.1100%, 7/3/14	25,000,000
25,000,000	Bank of Tokyo-Mitsubishi UFJ, Ltd., New York 0.1200%, 7/3/14	25,000,000
20,000,000	Canadian Imperial Bank of Commerce, New York 0.0900%, 7/15/14	20,000,000
15,000,000	Sumitomo Mitsui Banking Corp., New York 0.1200%, 7/2/14	15,000,000
25,000,000	Sumitomo Mitsui Banking Corp., New York 0.1200%, 7/3/14	25,000,000
14,000,000	Sumitomo Mitsui Banking Corp., New York 0.1200%, 7/8/14	14,000,000
7,000,000	Sumitomo Mitsui Banking Corp., New York 0.1200%, 7/9/14	7,000,000
5,000,000	Svenska Handelsbanken, New York 0.1550%, 7/31/14	5,000,000
15,000,000	Svenska Handelsbanken, New York 0.1550%, 8/14/14	15,000,000
25,000,000	Svenska Handelsbanken, New York 0.1600%, 8/18/14	25,000,167
12,400,000	Swedbank AB, New York 0.0900%, 7/7/14	12,400,000
7,400,000	Swedbank AB, New York 0.0900%, 7/31/14	7,400,000
10,000,000	Toronto Dominion Bank, New York 0.1100%, 7/21/14	10,000,000
20,000,000	Toronto Dominion Bank, New York 0.1400%, 9/19/14	20,000,000
14,000,000	Toronto-Dominion Bank, New York 0.1400%, 9/22/14	14,000,000
15,000,000	U.S. Bank NA, Cincinnati 0.1400%, 9/2/14	15,000,000
20,000,000	Wells Fargo Bank NA 0.1400%, 7/14/14	20,000,000

Total Certificates of Deposit (amortized cost $310,800,167)		310,800,167

Commercial Paper – 24.8%
33,000,000	Atlantic Asset Securitization LLC 0.0811%, 7/1/14 (Section 4(2))	33,000,000
20,000,000	Commonwealth Bank of Australia 0.1218%, 8/18/14 (Section 4(2))	19,996,800
8,000,000	Commonwealth Bank of Australia 0.1522%, 8/25/14 (Section 4(2))	7,998,167
10,000,000	Commonwealth Bank of Australia 0.1421%, 9/2/14 (Section 4(2))	9,997,550
5,000,000	JP Morgan Securities LLC 0.2540%, 7/22/14	4,999,270
8,000,000	JP Morgan Securities LLC 0.2031%, 11/12/14	7,994,044
25,000,000	JP Morgan Securities LLC 0.2336%, 12/5/14	24,974,922
40,000,000	Nieuw Amsterdam Receivables Corp. 0.1624%, 8/1/14 (Section 4(2))	39,994,488
12,000,000	Nieuw Amsterdam Receivables Corp. 0.1725%, 9/5/14 (Section 4(2))	11,996,260
8,000,000	Nieuw Amsterdam Receivables Corp. 0.1624%, 9/18/14 (Section 4(2))	7,997,191
10,000,000	Rabobank USA Financial Corp. 0.1624%, 7/10/14	9,999,600
10,000,000	Rabobank USA Financial Corp. 0.2133%, 10/2/14	9,994,574
10,000,000	Rabobank USA Financial Corp. 0.2133%, 10/16/14	9,993,757
45,000,000	Standard Chartered Bank, New York 0.1624%, 7/2/14 (Section 4(2))	44,999,800
10,000,000	Standard Chartered Bank, New York 0.1624%, 7/7/14 (Section 4(2))	9,999,733
5,000,000	Standard Chartered Bank, New York 0.1624%, 7/21/14 (Section 4(2))	4,999,555
14,000,000	Svenska Handelsbanken, Inc. 0.1573%, 9/5/14 (Section 4(2))	13,996,021
30,000,000	Victory Receivables Corp. 0.1014%, 7/8/14 (Section 4(2))	29,999,417

Total Commercial Paper (amortized cost $302,931,149)		302,931,149

Repurchase Agreements – 26.1%
100,000,000	Goldman Sachs & Co., 0.1000%, dated 6/30/14, maturing 7/1/14 to be repurchased at $100,000,278 collateralized by $72,693,617 in U.S. Government Agencies 7.6090%-43.8636%, 9/15/32-10/25/43 with a value of $102,000,000	100,000,000
50,000,000	HSBC Securities (USA) Inc., 0.0700%, dated 6/30/14, maturing 7/1/14 to be repurchased at $50,000,097 collateralized by $55,367,000 in U.S. Treasuries 0%-8.7500%, 1/31/19-8/15/26 with a value of $51,000,762	50,000,000
143,100,000	RBC Capital Markets Corp., 0.0800%, dated 6/30/14, maturing 7/1/14 to be repurchased at $143,100,318 collateralized by $138,164,989 in U.S. Government Agencies 2.2560%-4.5000%, 6/1/27-5/1/44 with a value of $145,962,000	143,100,000
25,000,000	Wells Fargo Securities LLC, 0.1000%, dated 6/30/14, maturing 7/1/14 to be repurchased at $25,000,069 collateralized by $24,503,193 in U.S. Government Agencies 3.0000%-13.6210%, 6/1/29-3/20/44 with a value of $25,500,071	25,000,000

Total Repurchase Agreements (amortized cost $318,100,000)		318,100,000

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

76 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Principal Amount		Value

Time Deposits – 6.2%
$25,000,000	BMO Capital Markets Corp. 0.0300%, 7/1/14	$25,000,000
50,000,000	Skandinaviska Enskilda Banken AB 0.0200%, 7/1/14	50,000,000

Total Time Deposits (amortized cost $75,000,000)		75,000,000

U.S. Government Agency Notes – 6.6%
	Fannie Mae Discount Notes:
10,000,000	0.1421%, 8/19/14	9,998,067
	Federal Home Loan Bank Discount Notes:
10,000,000	0.0851%, 7/16/14	9,999,646
15,000,000	0.1352%, 8/19/14	14,997,243
	Federal Home Loan Bank System:
10,000,000	0.0901%, 11/14/14	9,996,600
	Freddie Mac Discount Notes:
15,000,000	0.1167%, 7/1/14	15,000,000
15,000,000	0.1218%, 7/11/14	14,999,493
6,000,000	0.1269%, 9/3/14	5,998,647

Total U.S. Government Agency Notes (amortized cost $80,989,696)		80,989,696

Variable Rate Demand Agency Notes – 10.9%
4,000,000	Breckenridge Terrace LLC 0.2100%, 5/1/39	4,000,000
14,980,000	Breckenridge Terrace LLC 0.2100%, 5/1/39	14,980,000
800,000	California Infrastructure & Economic Development Bank 0.1200%, 7/1/33	800,000
960,000	Capital Markets Access Co. LC 0.1400%, 7/1/25	960,000
9,100,000	County of Eagle CO 0.2100%, 6/1/27	9,100,000
8,000,000	County of Eagle CO 0.2100%, 5/1/39	8,000,000
8,235,000	County of Franklin OH – Series A 0.0600%, 11/1/22	8,235,000
6,795,000	County of Franklin OH – Series B 0.0600%, 11/1/34	6,795,000
4,840,000	Industrial Development Board of the City of Auburn 0.1400%, 7/1/26	4,840,000
3,655,000	J-Jay Properties LLC 0.1400%, 7/1/35	3,655,000
5,345,000	Kaneville Road Joint Venture, Inc. 0.1400%, 11/1/32	5,345,000
530,000	Kentucky Economic Development Finance Authority 1.0000%, 11/1/15	530,000
770,000	Lone Tree Building Authority 0.2000%, 12/1/17	770,000
7,000,000	Louisiana Public Facilities Authority 0.0400%, 7/1/47	7,000,000
5,395,000	Lush Properties LLC 0.1400%, 11/1/33	5,395,000
10,000,000	Massachusetts Health & Educational Facilities Authority – Series N2 0.0600%, 10/1/42	10,000,000
4,325,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.1232%, 11/1/35	4,325,000
5,000,000	Phenix City Downtown Redevelopment Authority 0.1400%, 2/1/33	5,000,000
160,000	Phoenix Realty Special Account 0.2100%, 4/1/20	160,000
10,865,000	RBS Insurance Trust 0.1400%, 11/1/31	10,865,000
3,650,000	Riley Family Eagle Lake/Lexington Heights LP 0.1500%, 9/1/33	3,650,000
5,000,000	SSAB AB 0.1300%, 4/1/34	5,000,000
5,700,000	Tenderfoot Seasonal Housing LLC 0.2100%, 7/1/35	5,700,000
2,600,000	Tift County Development Authority 0.2000%, 2/1/18	2,600,000
4,095,000	Triple Crown Investments LLC 0.1400%, 8/1/25	4,095,000
1,510,000	Volunteers of America of Alabama, Inc. 0.2000%, 9/1/23	1,510,000

Total Variable Rate Demand Agency Notes (amortized cost $133,310,000)		133,310,000

Total Investments (total cost $1,221,131,012) – 100.1%		1,221,131,012

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(688,127)

Net Assets – 100%		$1,220,442,885

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 77

Notes to Schedules of Investments and Other Information

Barclays 1-3 Year U.S. Government/Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays Global Aggregate Corporate Bond Index	The corporate component of the Barclays Global Aggregate Bond Index.

Barclays U.S. 1-5 year TIPS Index	The Barclays U.S. Government Inflation-Linked Bond Index also known as the Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The index includes TIPS with one to 5 years remaining maturity with total outstanding issue size of $500M or more.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays U.S. Corporate High-Yield Bond Index	Composed of fixed-rate, publicly issued, non-investment grade debt.

Consumer Price Index (CPI) + 2%	The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services plus 200 basis points

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

LP	Limited Partnership

LLC	Limited Liability Company

LLP	Limited Liability Partnership

PLC	Public Limited Company

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

ULC	Unlimited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Fixed Income
Janus Flexible Bond Fund	$1,098,402,461	16.6%
Janus Global Bond Fund	47,236,357	16.6
Janus High-Yield Fund	1,282,984,476	45.7
Janus Multi-Sector Income Fund	5,530,108	41.2
Janus Real Return Fund	2,404,893	12.9
Janus Short-Term Bond Fund	477,661,945	15.9
Janus Unconstrained Bond Fund	1,360,260	10.9

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

*	Non-income producing security.

78 | JUNE 30, 2014

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2014, is noted below.

Fund	Aggregate Value

Fixed Income
Janus Flexible Bond Fund	$90,183,570
Janus Global Bond Fund	13,808,005
Janus High-Yield Fund	65,358,319
Janus Multi-Sector Income Fund	749,443
Janus Short-Term Bond Fund	40,022,280

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of June 30, 2014.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Flexible Bond Fund
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$16,405,082	$16,860,649	0.3%

Janus Global Bond Fund
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	700,635	720,092	0.3

Janus High-Yield Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	3/22/11 – 11/15/13	42,768,538	40,350,965	1.4

Janus Multi-Sector Income Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	3/5/14	153,450	148,412	1.1

Janus Real Return Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	11/19/13	166,808	177,137	1.0

The Funds have registration rights for certain restricted securities held as of June 30, 2014. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2014. Unless otherwise indicated, all information in the table is for the year ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Flexible Bond Fund
Janus Cash Liquidity Fund LLC	40,073,406	3,934,859,481	(3,885,442,567)	89,490,320	$–	$65,196	$89,490,320

Janus Global Bond Fund
Janus Cash Liquidity Fund LLC	13,731,000	240,665,880	(249,401,118)	4,995,762	–	3,525	4,995,762

Janus High-Yield Fund
Janus Cash Liquidity Fund LLC	104,382,849	1,479,817,980	(1,473,926,000)	110,274,829	–	93,419	110,274,829

Janus Multi-Sector Income Fund
Janus Cash Liquidity Fund LLC	–	14,193,152	(13,606,000)	587,152	–	179	587,152

Janus Real Return Fund
Janus Cash Liquidity Fund LLC	2,277,891	14,724,984	(16,883,774)	119,101	–	861	119,101

Janus Fixed Income & Money Market Funds | 79

Notes to Schedules of Investments and Other Information (continued)

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Janus Short-Term Bond Fund
Janus Cash Liquidity Fund LLC	39,010,000	1,640,938,410	(1,567,605,192)	112,343,218	–	34,956	112,343,218

Janus Unconstrained Bond Fund
Janus Cash Liquidity Fund LLC	–	12,642,101	(5,267,000)	7,375,101	–	604	7,375,101

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Flexible Bond Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$314,073,470	$–

Bank Loans and Mezzanine Loans	–	142,314,501	–

Corporate Bonds	–	3,186,886,274	–

Mortgage-Backed Securities	–	1,223,724,912	–

Preferred Stock	–	118,687,828	–

U.S. Treasury Notes/Bonds	–	1,557,336,536	–

Money Market	–	89,490,320	–

Total Assets	$–	$6,632,513,841	$–

Janus Global Bond Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$32,610,838	$–

Bank Loans and Mezzanine Loans	–	9,508,650	–

Common Stock	1,449,374	–	–

Corporate Bonds	–	127,117,891	–

Foreign Government Bonds	–	107,988,273	–

Preferred Stock	–	2,256,074	–

Money Market	–	4,995,762	–

Total Investments in Securities	$1,449,374	$284,477,488	$–

Other Financial Instruments(a) - Assets
Forward Currency Contracts	$–	$817,463	$–

Total Assets	$1,449,374	$285,294,951	$–

Liabilities
Other Financial Instruments(a) - Liabilities
Forward Currency Contracts	$–	$1,049,313	$–

80 | JUNE 30, 2014

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus High-Yield Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$30,023,764	$–

Bank Loans and Mezzanine Loans	–	207,457,069	–

Common Stock	33,076,280	–	–

Corporate Bonds	–	2,392,826,176	–

Money Market	–	110,274,829	–

Total Assets	$33,076,280	$2,740,581,838	$–

Janus Multi-Sector Income Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$2,049,358	$–

Bank Loans and Mezzanine Loans	–	557,087	–

Common Stock	54,541	–	–

Corporate Bonds	–	7,873,745	–

Mortgage-Backed Securities	–	1,381,641	–

U.S. Treasury Notes/Bonds	–	1,061,192	–

Money Market	–	587,152	–

Total Assets	$54,541	$13,510,175	$–

Liabilities
Other Financial Instruments(a) - Liabilities
Forward Currency Contracts	$–	$12,281	$–

Janus Real Return Fund
Assets
Investments in Securities:
Bank Loan	$–	$185,513	$–

Common Stock	771,936	–	–

Corporate Bonds	–	14,163,757	–

Preferred Stock	–	113,627	–

U.S. Treasury Notes/Bonds	–	3,160,069	–

Money Market	–	119,101	–

Total Assets	$771,936	$17,742,067	$–

Janus Short-Term Bond Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$95,238,278	$–

Bank Loans and Mezzanine Loans	–	62,543,443	–

Corporate Bonds	–	2,060,160,549	–

U.S. Treasury Notes/Bonds	–	738,686,617	–

Money Market	–	112,343,218	–

Short-Term Taxable Variable Rate Demand Note	–	865,000	–

Total Assets	$–	$3,069,837,105	$–

Janus Fixed Income & Money Market Funds | 81

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Unconstrained Bond Fund
Assets
Investments in Securities:
Bank Loans and Mezzanine Loans	$–	$240,632	$–

Corporate Bonds	–	2,283,736	–

U.S. Treasury Notes/Bonds	–	1,573,720	–

Money Market	–	7,375,101	–

Short-Term U.S. Treasury Bill	–	1,203,976	–

Total Assets	$–	$12,677,165	$–

Janus Government Money Market Fund
Assets
Investments in Securities:
Repurchase Agreements	$–	$38,400,000	$–

U.S. Government Agency Notes	–	60,170,071	–

Variable Rate Demand Agency Notes	–	69,810,000	–

Total Assets	$–	$168,380,071	$–

Janus Money Market Fund
Assets
Investments in Securities:
Certificates of Deposit	$–	$310,800,167	$–

Commercial Paper	–	302,931,149	–

Repurchase Agreements	–	318,100,000	–

Time Deposits	–	75,000,000	–

U.S. Government Agency Notes	–	80,989,696	–

Variable Rate Demand Agency Notes	–	133,310,000	–

Total Assets	$–	$1,221,131,012	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

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Janus Fixed Income & Money Market Funds | 83

Statements of Assets and Liabilities - Fixed Income Funds

		Janus	Janus	Janus	Janus	Janus	Janus
	Janus Flexible	Global Bond	High-Yield	Multi-Sector	Real Return	Short-Term	Unconstrained
As of June 30, 2014	Bond Fund	Fund	Fund	Income Fund	Fund	Bond Fund	Bond Fund

Assets:
Investments at cost	$6,451,221,590	$271,855,954	$2,666,239,288	$13,448,713	$18,198,407	$3,043,173,051	$12,668,210
Unaffiliated investments at value	$6,543,023,521	$280,931,100	$2,663,383,289	$12,977,564	$18,394,902	$2,957,493,887	$5,302,064
Affiliated investments at value	89,490,320	4,995,762	110,274,829	587,152	119,101	112,343,218	7,375,101
Cash	751,490	60,278	1,769,015	65,958	348	942,874	–
Cash denominated in foreign currency	–	10	–	–	–	–	–
Forward currency contracts	–	817,463	–	–	–	–	–
Closed foreign currency contracts	–	8,881	–	98	–	–	–
Non-interested Trustees’ deferred compensation	133,746	5,764	56,632	271	375	60,624	80
Receivables:
Investments sold	1,884,245	–	6,639,785	351,103	–	–	204,250
Fund shares sold	16,159,331	369,586	3,678,150	241	10,454	3,942,322	25
Dividends	649,718	11,549	8,348	27	248	3,969	502
Foreign dividend tax reclaim	–	–	–	–	250	–	–
Interest	42,501,352	3,043,929	44,906,622	135,667	189,007	19,257,969	22,189
Due from adviser	–	–	–	33,829	–	–	46,432
Other assets	15,039	163	7,913	1	25	23,979	96,352
Total Assets	6,694,608,762	290,244,485	2,830,724,583	14,151,911	18,714,710	3,094,068,842	13,046,995
Liabilities:
Due to custodian	–	–	–	–	–	–	28,806
Forward currency contracts	–	1,049,313	–	12,281	–	–	–
Closed foreign currency contracts	–	231,840	–	3,511	–	–	–
Payables:
Investments purchased	63,223,392	3,098,374	15,434,000	651,002	–	89,118,477	521,623
Fund shares repurchased	6,430,684	380,441	5,962,621	72	282	6,363,450	–
Dividends	1,001,133	9,749	858,805	85	90	196,810	–
Advisory fees	2,164,162	139,411	1,283,680	6,526	21,550	1,110,090	6,493
Fund administration fees	53,488	2,325	22,891	108	152	24,559	100
Internal servicing cost	25,884	89	7,614	53	71	4,684	64
Administrative services fees	325,075	4,012	341,615	996	1,634	457,639	832
Distribution fees and shareholder servicing fees	417,746	2,235	138,563	2,202	2,680	93,048	932
Administrative, networking and omnibus fees	595,196	319	134,330	2	891	75,810	–
Non-interested Trustees’ fees and expenses	52,134	2,206	23,217	159	156	25,979	50
Non-interested Trustees’ deferred compensation fees	133,746	5,764	56,632	271	375	60,624	80
Accrued expenses and other payables	502,123	60,141	275,891	67,350	88,254	220,624	43,388
Total Liabilities	74,924,763	4,986,219	24,539,859	744,618	116,135	97,751,794	602,368
Net Assets	$6,619,683,999	$285,258,266	$2,806,184,724	$13,407,293	$18,598,575	$2,996,317,048	$12,444,627

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities - Fixed Income Funds  (continued)

		Janus	Janus	Janus	Janus	Janus	Janus
	Janus Flexible	Global Bond	High-Yield	Multi-Sector	Real Return	Short-Term	Unconstrained
As of June 30, 2014	Bond Fund	Fund	Fund	Income Fund	Fund	Bond Fund	Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$6,506,805,082	$276,109,826	$2,656,544,839	$13,223,198	$18,766,036	$2,966,337,372	$12,440,267
Undistributed net investment income/(loss)*	147,154	293,103	576,302	7,870	2,244	(67,843)	(80)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(68,585,482)	(4,984,797)	41,634,169	72,452	(485,352)	3,372,136	(4,562)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	181,317,245	13,840,134	107,429,414	103,773	315,647	26,675,383	9,002
Total Net Assets	$6,619,683,999	$285,258,266	$2,806,184,724	$13,407,293	$18,598,575	$2,996,317,048	$12,444,627
Net Assets - Class A Shares	$666,272,225	$6,246,896	$352,139,716	$1,761,757	$2,677,278	$171,464,222	$3,934,373
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,638,693	588,783	37,420,108	173,678	269,399	55,816,526	393,333
Net Asset Value Per Share(1)	$10.64	$10.61	$9.41	$10.14	$9.94	$3.07	$10.01
Maximum Offering Price Per Share(2)	$11.17	$11.14	$9.88	$10.65	$10.44	$3.15	$10.51
Net Assets - Class C Shares	$304,253,226	$1,324,936	$76,294,021	$1,797,805	$2,077,179	$68,852,236	$271,633
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,602,056	124,733	8,104,381	177,232	209,979	22,433,782	27,160
Net Asset Value Per Share(1)	$10.64	$10.62	$9.41	$10.14	$9.89	$3.07	$10.01
Net Assets - Class D Shares	$662,073,648	$13,097,728	$405,860,895	$2,689,720	$6,841,780	$201,586,502	$253,900
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,245,803	1,234,961	43,123,063	265,157	687,404	65,530,356	25,379
Net Asset Value Per Share	$10.64	$10.61	$9.41	$10.14	$9.95	$3.08	$10.01
Net Assets - Class I Shares	$3,486,670,033	$2,990,211	$478,575,540	$1,763,199	$2,302,090	$391,360,245	$3,935,316
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	327,811,960	282,034	50,829,211	173,821	232,868	127,399,441	393,333
Net Asset Value Per Share	$10.64	$10.60	$9.42	$10.14	$9.89	$3.07	$10.01
Net Assets - Class N Shares	$225,650,234	$249,350,071	$19,353,108	$1,763,212	N/A	$35,679,758	$50,025
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,219,400	23,532,006	2,056,001	173,822	N/A	11,608,694	5,000
Net Asset Value Per Share	$10.63	$10.60	$9.41	$10.14	N/A	$3.07	$10.01
Net Assets - Class R Shares	$23,049,420	N/A	$1,917,996	N/A	N/A	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,166,915	N/A	203,917	N/A	N/A	N/A	N/A
Net Asset Value Per Share	$10.64	N/A	$9.41	N/A	N/A	N/A	N/A
Net Assets - Class S Shares	$116,273,868	$418,056	$5,044,982	$1,801,066	$2,097,408	$3,863,278	$50,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,928,697	39,353	534,968	177,552	210,659	1,258,680	5,000
Net Asset Value Per Share	$10.64	$10.62	$9.43	$10.14	$9.96	$3.07	$10.01
Net Assets - Class T Shares	$1,135,441,345	$11,830,368	$1,466,998,466	$1,830,534	$2,602,840	$2,123,510,807	$3,949,379
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	106,772,022	1,114,810	155,844,561	180,459	262,462	690,297,418	394,833
Net Asset Value Per Share	$10.63	$10.61	$9.41	$10.14	$9.92	$3.08	$10.01

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value for Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Multi-Sector Income Fund, Janus Real Return Fund, and Janus Unconstrained Bond Fund, and 100/97.50 of net asset value for Janus Short-Term Bond Fund.

See Notes to Financial Statements.

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87

Statements of Operations - Fixed Income Funds

		Janus	Janus	Janus	Janus	Janus	Janus
	Janus Flexible	Global Bond	High-Yield	Multi-Sector	Real Return	Short-Term	Unconstrained
For the year ended June 30, 2014	Bond Fund	Fund	Fund	Income Fund(1)	Fund	Bond Fund	Bond Fund(2)

Investment Income:
Interest	$186,818,421	$9,078,796	$175,577,275	$201,994	$569,360	$62,335,521	$7,810
Dividends	5,114,565	143,902	572,119	–	14,427	–	–
Dividends from affiliates	65,196	3,525	93,419	179	861	34,956	604
Other Income	440,379	10,961	2,827,311	1,522	35,108	1,339,404	–
Total Investment Income	192,438,561	9,237,184	179,070,124	203,695	619,756	63,709,881	8,414
Expenses:
Advisory fees	24,508,030	1,550,917	14,494,713	24,938	93,786	16,371,918	7,563
Internal servicing expense - Class A Shares	72,368	476	35,562	61	250	17,790	49
Internal servicing expense - Class C Shares	80,473	280	16,163	68	462	15,604	1
Internal servicing expense - Class I Shares	157,257	7,611	16,544	21	112	17,734	15
Shareholder reports expense	1,075,258	3,709	275,289	772	9,608	195,004	239
Transfer agent fees and expenses	318,746	6,874	138,823	1,489	2,115	100,310	83
Registration fees	275,598	72,800	250,545	144,460	75,345	225,001	10,006
Custodian fees	37,547	26,266	20,844	2,350	3,646	19,505	2,505
Professional fees	127,473	71,035	138,270	52,308	121,361	75,776	40,219
Non-interested Trustees’ fees and expenses	164,601	8,725	71,812	299	342	79,967	97
Fund administration fees	551,997	23,941	235,000	416	1,575	270,325	116
Administrative services fees - Class D Shares	813,398	10,600	448,782	901	6,934	242,771	13
Administrative services fees - Class R Shares	61,183	N/A	4,747	N/A	N/A	N/A	N/A
Administrative services fees - Class S Shares	207,794	1,427	16,734	1,444	5,105	10,884	12
Administrative services fees - Class T Shares	2,741,393	18,514	3,445,496	1,458	6,736	5,325,747	944
Distribution fees and shareholder servicing fees - Class A Shares	1,624,960	9,341	847,308	1,424	5,706	412,200	943
Distribution fees and shareholder servicing fees - Class C Shares	3,414,623	9,632	770,039	5,727	20,239	744,874	121
Distribution fees and shareholder servicing fees - Class R Shares	121,056	N/A	9,493	N/A	N/A	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	207,794	1,427	16,734	1,445	5,105	10,282	12
Administrative, networking and omnibus fees - Class A Shares	552,922	1,840	438,183	1	–	12,292	–
Administrative, networking and omnibus fees - Class C Shares	353,471	633	72,184	2	–	56,692	–
Administrative, networking and omnibus fees - Class I Shares	4,927,265	490	385,522	–	8	258,562	–
Recoupment expense	–	51,080	–	–	–	–	–
Accounting system fee	236,616	45,777	181,737	15,790	17,684	113,224	2,869
Other expenses	166,802	9,263	218,677	991	370	82,999	30
Total Expenses	42,798,625	1,932,658	22,549,201	256,365	376,489	24,659,461	65,837
Less: Expense and Fee Offset	(2,885)	(12)	(856)	–	–	(813)	–
Less: Excess Expense Reimbursement	(924,049)	(5,878)	(64,695)	(211,760)	(199,938)	(2,468,399)	(54,157)
Net Expenses after Waivers and Expense Offsets	41,871,691	1,926,768	22,483,650	44,605	176,551	22,190,249	11,680
Net Investment Income/(Loss)	150,566,870	7,310,416	156,586,474	159,090	443,206	41,519,632	(3,266)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	4,096,147	3,059,076	49,425,624	85,595	51,464	3,745,385	(1,549)
Total Net Realized Gain/(Loss) on Investments	4,096,147	3,059,076	49,425,624	85,595	51,464	3,745,385	(1,549)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	174,621,931	17,455,656	86,063,398	103,773	460,411	25,696,546	9,002
Total Change in Unrealized Net Appreciation/Depreciation	174,621,931	17,455,656	86,063,398	103,773	460,411	25,696,546	9,002
Net Increase in Net Assets Resulting from Operations	$329,284,948	$27,825,148	$292,075,496	$348,458	$955,081	$70,961,563	$4,187

(1)	Period from February 28, 2014 (inception date) through June 30, 2014.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

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Statements of Changes in Net Assets - Fixed Income Funds

	Janus Flexible		Janus Global		Janus		Janus Multi-Sector
	Bond Fund		Bond Fund		High-Yield Fund		Income Fund
For each year or period ended June 30	2014	2013(1)	2014(2)	2013(1)	2014	2013(1)	2014(3)

Operations:
Net investment income	$150,566,870	$126,979,022	$7,310,416	$2,232,297	$156,586,474	$151,849,839	$159,090
Net realized gain/(loss) on investments	4,096,147	114,855,416	3,059,076	(7,271,334)	49,425,624	87,166,136	85,595
Change in unrealized net appreciation/depreciation	174,621,931	(170,235,410)	17,455,656	(4,005,720)	86,063,398	(50,487,944)	103,773
Net Increase/(Decrease) in Net Assets Resulting from Operations	329,284,948	71,599,028	27,825,148	(9,044,757)	292,075,496	188,528,031	348,458
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(18,687,971)	(21,719,298)	(109,129)	(54,376)	(20,154,186)	(18,233,116)	(22,706)
Class C Shares	(7,225,157)	(9,245,660)	(19,784)	(16,085)	(4,024,097)	(4,510,594)	(18,544)
Class D Shares	(20,775,921)	(24,079,532)	(269,437)	(130,897)	(23,122,112)	(22,771,443)	(29,980)
Class I Shares	(92,746,091)	(64,518,486)	(2,196,835)	(814,272)	(24,771,637)	(18,236,035)	(24,140)
Class N Shares	(5,189,190)	(6,492,750)	(5,568,649)	N/A	(571,198)	(568,062)	(24,154)
Class R Shares	(603,757)	(689,590)	N/A	N/A	(106,419)	(82,787)	N/A
Class S Shares	(2,246,393)	(2,018,476)	(16,069)	(9,770)	(391,478)	(410,514)	(21,601)
Class T Shares	(32,666,608)	(37,752,238)	(219,944)	(43,856)	(83,957,644)	(87,051,393)	(23,238)
Net Realized Gain from Investment Transactions*
Class A Shares	(6,945,488)	(16,132,404)	–	(107,637)	(7,916,746)	(426,254)	–
Class C Shares	(3,644,330)	(9,468,747)	–	(48,788)	(1,843,182)	(126,391)	–
Class D Shares	(7,501,917)	(16,438,014)	–	(292,573)	(8,844,817)	(534,479)	–
Class I Shares	(32,008,112)	(41,812,788)	–	(345,850)	(9,707,997)	(409,677)	–
Class N Shares	(1,900,026)	(5,266,183)	–	N/A	(193,478)	(16,804)	–
Class R Shares	(239,002)	(612,192)	N/A	N/A	(42,848)	(2,093)	N/A
Class S Shares	(788,025)	(1,537,664)	–	(21,886)	(164,302)	(10,112)	–
Class T Shares	(12,097,580)	(26,922,496)	–	(78,369)	(32,911,493)	(2,090,725)	–
Return of Capital
Class A Shares	N/A	N/A	N/A	(86,736)	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A	(25,657)	N/A	N/A	N/A
Class D Shares	N/A	N/A	N/A	(208,797)	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	(1,298,866)	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	(15,583)	N/A	N/A	N/A
Class T Shares	N/A	N/A	N/A	(69,955)	N/A	N/A	N/A
Net Decrease from Dividends and Distributions to Shareholders	(245,265,568)	(284,706,518)	(8,399,847)	(3,669,953)	(218,723,634)	(155,480,479)	(164,363)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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91

Statements of Changes in Net Assets - Fixed Income Funds  (continued)

	Janus Flexible		Janus Global		Janus		Janus Multi-Sector
	Bond Fund		Bond Fund		High-Yield Fund		Income Fund
For each year or period ended June 30	2014	2013(1)	2014(2)	2013(1)	2014	2013(1)	2014(3)

Capital Share Transactions:
Shares Sold
Class A Shares	242,685,762	325,804,772	4,639,840	1,879,554	152,372,084	147,202,870	1,714,286
Class C Shares	50,491,990	154,241,183	914,509	323,179	9,541,692	18,370,251	1,754,568
Class D Shares	56,595,486	125,851,694	7,934,979	5,807,900	81,734,897	87,790,130	2,684,391
Class I Shares	1,854,537,608	2,020,700,060	7,884,807	236,075,117	401,297,463	215,585,936	1,714,286
Class N Shares	189,062,496	63,380,453	244,694,972	N/A	15,911,616	8,988,505	1,714,286
Class R Shares	13,161,118	17,377,543	N/A	N/A	1,237,462	1,008,163	N/A
Class S Shares	65,805,067	32,576,804	4,080	–	1,082,970	1,732,508	1,758,398
Class T Shares	356,358,442	444,129,297	11,655,097	7,780,018	362,634,354	430,791,096	1,787,868
Reinvested Dividends and Distributions
Class A Shares	24,377,671	35,258,433	79,014	246,279	26,759,991	17,961,538	22,706
Class C Shares	8,209,565	13,849,939	18,304	90,408	5,146,415	3,904,776	18,544
Class D Shares	26,512,389	38,141,416	256,549	614,428	27,622,222	19,895,133	29,686
Class I Shares	113,490,048	87,662,680	1,669,053	2,458,802	30,330,687	16,133,012	24,140
Class N Shares	7,089,211	11,483,858	5,568,649	N/A	634,635	565,612	24,154
Class R Shares	674,258	1,127,605	N/A	N/A	97,794	58,354	N/A
Class S Shares	3,027,087	3,541,701	16,069	47,239	554,921	420,395	21,601
Class T Shares	44,336,263	64,070,685	217,123	191,106	115,063,168	87,855,155	23,238
Shares Repurchased
Class A Shares	(329,263,101)	(311,971,584)	(3,433,603)	(2,287,202)	(158,574,789)	(112,423,597)	–
Class C Shares	(191,078,168)	(145,031,677)	(1,334,184)	(528,063)	(20,397,677)	(22,244,035)	(77)
Class D Shares	(180,241,961)	(189,100,824)	(5,639,748)	(6,038,711)	(75,358,390)	(80,110,102)	(58,720)
Class I Shares	(1,442,167,900)	(789,285,332)	(247,099,912)	(8,137,483)	(199,150,744)	(239,341,055)	–
Class N Shares	(39,265,369)	(260,681,142)	(12,283,121)	N/A	(4,152,189)	(7,313,575)	–
Class R Shares	(21,231,798)	(13,543,634)	N/A	N/A	(1,139,884)	(490,111)	N/A
Class S Shares	(29,319,188)	(32,441,539)	(549,450)	–	(3,695,044)	(1,559,803)	(4,120)
Class T Shares	(445,611,055)	(585,649,985)	(7,563,732)	(2,903,311)	(361,235,745)	(498,467,242)	(6,037)
Net Increase from Capital Share Transactions	378,235,921	1,111,492,406	7,649,295	235,619,260	408,317,909	96,313,914	13,223,198
Net Increase in Net Assets	462,255,301	898,384,916	27,074,596	222,904,550	481,669,771	129,361,466	13,407,293
Net Assets:
Beginning of period	6,157,428,698	5,259,043,782	258,183,670	35,279,120	2,324,514,953	2,195,153,487	–
End of period	$6,619,683,999	$6,157,428,698	$285,258,266	$258,183,670	$2,806,184,724	$2,324,514,953	$13,407,293

Undistributed Net Investment Income/(Loss)*	$147,154	$96,267	$293,103	$(287,514)	$576,302	$319,953	$7,870

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.
(2)	Period from October 28, 2013 (inception date) through June 30, 2014 for Class N Shares.
(3)	Period from February 28, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

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93

Statements of Changes in Net Assets - Fixed Income Funds  (continued)

			Janus Short-Term
	Janus Real Return Fund		Bond Fund		Janus Unconstrained Bond Fund
For each year or period ended June 30	2014	2013(1)	2014	2013(1)	2014(2)

Operations:
Net investment income/(loss)	$443,206	$139,297	$41,519,632	$45,625,956	$(3,266)
Net realized gain/(loss) on investments	51,464	154,651	3,745,385	19,320,460	(1,549)
Change in unrealized net appreciation/depreciation	460,411	660,964	25,696,546	(30,659,841)	9,002
Net Increase in Net Assets Resulting from Operations	955,081	954,912	70,961,563	34,286,575	4,187
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(59,954)	(20,072)	(2,296,713)	(2,876,017)	–
Class C Shares	(37,303)	(5,907)	(442,250)	(576,443)	–
Class D Shares	(159,214)	(38,695)	(3,019,842)	(3,354,649)	–
Class I Shares	(63,621)	(35,570)	(5,702,007)	(5,331,427)	–
Class N Shares	N/A	N/A	(709,136)	(654,954)	–
Class S Shares	(50,351)	(15,597)	(51,950)	(66,326)	–
Class T Shares	(72,872)	(28,060)	(29,752,834)	(32,748,018)	–
Net Realized Gain from Investment Transactions*
Class A Shares	–	–	(433,722)	(1,192,105)	–
Class C Shares	–	–	(196,250)	(557,503)	–
Class D Shares	–	–	(525,894)	(1,498,398)	–
Class I Shares	–	–	(948,223)	(2,276,461)	–
Class N Shares	N/A	N/A	(134,248)	(290,289)	–
Class S Shares	–	–	(11,203)	(35,564)	–
Class T Shares	–	–	(5,509,095)	(15,841,853)	–
Return of Capital
Class A Shares	N/A	(11,544)	N/A	N/A	N/A
Class C Shares	N/A	(3,398)	N/A	N/A	N/A
Class D Shares	N/A	(22,255)	N/A	N/A	N/A
Class I Shares	N/A	(20,458)	N/A	N/A	N/A
Class S Shares	N/A	(8,970)	N/A	N/A	N/A
Class T Shares	N/A	(16,139)	N/A	N/A	N/A
Net Decrease from Dividends and Distributions to Shareholders	(443,315)	(226,665)	(49,733,367)	(67,300,007)	–

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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95

Statements of Changes in Net Assets - Fixed Income Funds  (continued)

			Janus Short-Term
	Janus Real Return Fund		Bond Fund		Janus Unconstrained Bond Fund
For each year or period ended June 30	2014	2013(1)	2014	2013(1)	2014(2)

Capital Share Transactions:
Shares Sold
Class A Shares	503,017	59,164	88,145,967	89,587,657	3,933,333
Class C Shares	25,061	37,000	20,124,753	28,566,094	271,601
Class D Shares	3,668,660	2,000,709	45,755,880	53,023,525	253,838
Class I Shares	70,788	137,257	292,092,856	244,919,355	3,933,333
Class N Shares	N/A	N/A	18,879,679	18,989,397	50,001
Class S Shares	–	4,500	1,022,615	3,957,131	50,001
Class T Shares	1,186,019	295,621	769,344,793	1,124,276,649	3,948,333
Reinvested Dividends and Distributions
Class A Shares	59,954	31,541	2,452,036	3,667,359	–
Class C Shares	37,303	9,305	503,148	865,484	–
Class D Shares	153,889	60,472	3,462,819	4,740,274	–
Class I Shares	63,621	56,028	4,901,790	4,721,827	–
Class N Shares	N/A	N/A	843,351	941,498	–
Class S Shares	50,351	24,567	61,079	100,988	–
Class T Shares	72,872	44,186	34,897,188	47,910,495	–
Shares Repurchased
Class A Shares	(6,979)	(4,926,485)	(73,437,890)	(362,527,883)	–
Class C Shares	(24,859)	(4,587,802)	(30,631,263)	(26,127,701)	–
Class D Shares	(1,581,349)	(5,382,768)	(57,676,417)	(54,413,677)	–
Class I Shares	(96,370)	(4,762,012)	(223,595,880)	(205,881,253)	–
Class N Shares	N/A	N/A	(21,957,454)	(16,270,877)	–
Class S Shares	–	(4,583,333)	(2,406,133)	(3,981,083)	–
Class T Shares	(764,725)	(4,974,151)	(905,371,379)	(959,865,354)	–
Net Increase/(Decrease) from Capital Share Transactions	3,417,253	(26,456,201)	(32,588,462)	(2,800,095)	12,440,440
Net Increase/(Decrease) in Net Assets	3,929,019	(25,727,954)	(11,360,266)	(35,813,527)	12,444,627
Net Assets:
Beginning of period	14,669,556	40,397,510	3,007,677,314	3,043,490,841	–
End of period	$18,598,575	$14,669,556	$2,996,317,048	$3,007,677,314	$12,444,627

Undistributed Net Investment Income/(Loss)*	$2,244	$38	$(67,843)	$(8,705)	$(80)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.
(2)	Period from May 27, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

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97

Financial Highlights - Fixed Income Funds

Class A Shares

For a share outstanding during each year or period ended	Janus Flexible Bond Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.25(3)	0.30	0.35	0.37	0.28	0.14
Net gain/(loss) on investments (both realized and unrealized)	0.31	(0.14)	0.46	0.19	0.35	0.44
Total from Investment Operations	0.56	0.16	0.81	0.56	0.63	0.58
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.30)	(0.35)	(0.38)	(0.28)	(0.14)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.42)	(0.51)	(0.50)	(0.72)	(0.34)	(0.14)
Net Asset Value, End of Period	$10.64	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	5.47%	1.45%	7.97%	5.41%	6.16%	5.87%
Net Assets, End of Period (in thousands)	$666,272	$719,932	$697,880	$400,706	$324,085	$231,112
Average Net Assets for the Period (in thousands)	$649,984	$786,291	$539,788	$371,462	$265,798	$218,408
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.75%	0.77%	0.76%	0.76%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.75%	0.77%	0.76%	0.76%	0.80%
Ratio of Net Investment Income to Average Net Assets***	2.38%	2.09%	3.06%	3.51%	4.04%	4.28%
Portfolio Turnover Rate	118%	118%	126%	147%	86%	215%

Class A Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$9.85	$10.48	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.26(3)	0.27	0.23	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.80	(0.35)	0.27	0.31
Total from Investment Operations	1.06	(0.08)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.12)	(0.29)	(0.15)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	–	(0.18)	–	–
Total Distributions and Other	(0.30)	(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$10.61	$9.85	$10.48	$10.35
Total Return**	10.96%	(1.04)%	4.89%	4.99%
Net Assets, End of Period (in thousands)	$6,247	$4,649	$5,113	$1,190
Average Net Assets for the Period (in thousands)	$3,737	$5,017	$3,309	$958
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.28%	1.46%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	1.01%	1.02%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.53%	2.32%	2.48%	3.03%
Portfolio Turnover Rate	171%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

98 | JUNE 30, 2014

Class A Shares

For a share outstanding during each year or period ended	Janus High-Yield Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.14	$9.00	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.55(3)	0.57	0.62	0.65	0.47	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.50	0.15	(0.13)	0.68	0.16	0.68
Total from Investment Operations	1.05	0.72	0.49	1.33	0.63	0.95
Less Distributions:
Dividends (from net investment income)*	(0.55)	(0.57)	(0.62)	(0.65)	(0.47)	(0.27)
Distributions (from capital gains)*	(0.23)	(0.01)	–(4)	–	–	–
Total Distributions	(0.78)	(0.58)	(0.62)	(0.65)	(0.47)	(0.27)
Net Asset Value, End of Period	$9.41	$9.14	$9.00	$9.13	$8.45	$8.29
Total Return**	11.93%	8.12%	5.71%	16.09%(5)	7.66%	12.63%
Net Assets, End of Period (in thousands)	$352,140	$321,554	$265,944	$171,976	$109,096	$84,972
Average Net Assets for the Period (in thousands)	$338,923	$298,736	$212,564	$143,277	$98,784	$75,369
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	0.97%	0.99%	0.92%	0.92%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	0.97%	0.99%	0.92%	0.92%	0.96%
Ratio of Net Investment Income to Average Net Assets***	5.93%	6.10%	6.91%	7.23%	8.30%	10.07%
Portfolio Turnover Rate	67%	93%	61%	92%	61%	97%

Class A Shares

Janus Multi-Sector
Income Fund
For a share outstanding during the period ended June 30	2014(6)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income(3)	0.13
Net gain on investments (both realized and unrealized)	0.14
Total from Investment Operations	0.27
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)
Distributions (from capital gains)*	–
Total Distributions and Other	(0.13)
Net Asset Value, End of Period	$10.14
Total Return**	2.73%
Net Assets, End of Period (in thousands)	$1,762
Average Net Assets for the Period (in thousands)	$1,676
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	6.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%
Ratio of Net Investment Income to Average Net Assets***	3.89%
Portfolio Turnover Rate	74%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Impact on performance due to reimbursement from advisor was 0.51%.
(6)	Period from February 28, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 99

Financial Highlights - Fixed Income Funds  (continued)

Class A Shares

	Janus Real Return Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.64	$9.55	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.26(3)	0.17	0.01	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.29	0.07	(0.32)	(0.09)
Total from Investment Operations	0.55	0.24	(0.31)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.09)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	–	(0.06)	–	–
Total Distributions and Other	(0.25)	(0.15)	(0.09)	–
Net Asset Value, End of Period	$9.94	$9.64	$9.55	$9.95
Total Return**	5.81%	2.48%	(3.09)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,677	$2,054	$6,759	$6,660
Average Net Assets for the Period (in thousands)	$2,280	$3,351	$6,973	$6,635
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.15%	2.71%	2.25%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.15%	1.26%	1.27%
Ratio of Net Investment Income to Average Net Assets***	2.63%	0.60%	1.24%	3.21%
Portfolio Turnover Rate	91%	112%(4)	45%	6%

Class A Shares

For a share outstanding during each year or period ended	Janus Short-Term Bond Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$3.05	$3.08	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.04(3)	0.05	0.06	0.07	0.05	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.01)	0.01	0.01	0.03	0.05
Total from Investment Operations	0.07	0.04	0.07	0.08	0.08	0.09
Less Distributions:
Dividends (from net investment income)*	(0.04)	(0.05)	(0.06)	(0.07)	(0.05)	(0.04)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–(7)	–
Total Distributions	(0.05)	(0.07)	(0.07)	(0.09)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.07	$3.05	$3.08	$3.08	$3.09	$3.06
Total Return**	2.33%	1.24%	2.18%	2.65%	2.65%	3.05%
Net Assets, End of Period (in thousands)	$171,464	$153,132	$423,210	$374,981	$121,254	$43,636
Average Net Assets for the Period (in thousands)	$164,880	$192,733	$387,633	$164,464	$82,728	$18,271
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.85%	1.07%	1.40%	0.88%	0.84%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.81%	0.80%	0.80%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.41%	1.49%	1.95%	2.12%	2.39%	2.78%
Portfolio Turnover Rate	78%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
(5)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.
(7)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

100 | JUNE 30, 2014

Class A Shares

Janus Unconstrained Bond Fund
For a share outstanding during the period ended June 30	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss(2)	–(3)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	–
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$3,934
Average Net Assets for the Period (in thousands)	$3,934
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%
Ratio of Net Investment Loss to Average Net Assets***	(0.36)%
Portfolio Turnover Rate	15%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 101

Financial Highlights - Fixed Income Funds  (continued)

Class C Shares

For a share outstanding during each year or period ended	Janus Flexible Bond Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.17(3)	0.21	0.27	0.29	0.23	0.12
Net gain/(loss) on investments (both realized and unrealized)	0.31	(0.14)	0.46	0.19	0.35	0.44
Total from Investment Operations	0.48	0.07	0.73	0.48	0.58	0.56
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.21)	(0.27)	(0.30)	(0.23)	(0.12)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.34)	(0.42)	(0.42)	(0.64)	(0.29)	(0.12)
Net Asset Value, End of Period	$10.64	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	4.68%	0.65%	7.14%	4.62%	5.63%	5.61%
Net Assets, End of Period (in thousands)	$304,253	$432,713	$425,830	$268,575	$236,850	$161,218
Average Net Assets for the Period (in thousands)	$341,462	$470,325	$336,150	$264,522	$195,825	$137,244
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.58%	1.55%	1.55%	1.51%	1.51%	1.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.56%	1.55%	1.55%	1.51%	1.51%	1.57%
Ratio of Net Investment Income to Average Net Assets***	1.60%	1.30%	2.29%	2.75%	3.29%	3.51%
Portfolio Turnover Rate	118%	118%	126%	147%	86%	215%

Class C Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$9.86	$10.49	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.16(3)	0.19	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.82	(0.35)	0.24	0.31
Total from Investment Operations	0.98	(0.16)	0.42	0.47
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.08)	(0.21)	(0.11)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	–	(0.14)	–	–
Total Distributions and Other	(0.22)	(0.47)	(0.29)	(0.11)
Net Asset Value, End of Period	$10.62	$9.86	$10.49	$10.36
Total Return**	10.09%	(1.78)%	4.10%	4.70%
Net Assets, End of Period (in thousands)	$1,325	$1,654	$1,884	$1,293
Average Net Assets for the Period (in thousands)	$963	$2,016	$1,634	$908
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.80%	2.05%	2.21%	4.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.79%	1.76%	1.76%	1.36%(5)
Ratio of Net Investment Income to Average Net Assets***	1.54%	1.58%	1.77%	2.45%
Portfolio Turnover Rate	171%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.77% without the waiver of these fees and expenses.

See Notes to Financial Statements.

102 | JUNE 30, 2014

Class C Shares

For a share outstanding during each year or period ended	Janus High-Yield Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.14	$9.00	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.48(3)	0.50	0.55	0.59	0.43	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.51	0.15	(0.12)	0.68	0.16	0.68
Total from Investment Operations	0.99	0.65	0.43	1.27	0.59	0.95
Less Distributions:
Dividends (from net investment income)*	(0.49)	(0.50)	(0.56)	(0.59)	(0.43)	(0.27)
Distributions (from capital gains)*	(0.23)	(0.01)	–(4)	–	–	–
Total Distributions	(0.72)	(0.51)	(0.56)	(0.59)	(0.43)	(0.27)
Net Asset Value, End of Period	$9.41	$9.14	$9.00	$9.13	$8.45	$8.29
Total Return**	11.13%	7.31%	4.93%	15.30%(5)	7.14%	12.36%
Net Assets, End of Period (in thousands)	$76,294	$79,726	$78,392	$78,456	$68,485	$61,744
Average Net Assets for the Period (in thousands)	$77,004	$84,174	$73,801	$76,507	$67,693	$51,080
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.73%	1.72%	1.72%	1.61%	1.65%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.73%	1.72%	1.72%	1.61%	1.65%	1.71%
Ratio of Net Investment Income to Average Net Assets***	5.21%	5.36%	6.19%	6.57%	7.59%	9.27%
Portfolio Turnover Rate	67%	93%	61%	92%	61%	97%

Class C Shares

Janus Multi-Sector
Income Fund
For a share outstanding during the period ended June 30	2014(6)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income(3)	0.11
Net gain on investments (both realized and unrealized)	0.14
Total from Investment Operations	0.25
Less Distributions:
Dividends (from net investment income)*	(0.11)
Distributions (from capital gains)*	–
Total Distributions	(0.11)
Net Asset Value, End of Period	$10.14
Total Return**	2.48%
Net Assets, End of Period (in thousands)	$1,798
Average Net Assets for the Period (in thousands)	$1,685
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	6.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.75%
Ratio of Net Investment Income to Average Net Assets***	3.14%
Portfolio Turnover Rate	74%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Impact on performance due to reimbursement from advisor was 0.51%.
(6)	Period from February 28, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 103

Financial Highlights - Fixed Income Funds  (continued)

Class C Shares

	Janus Real Return Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.59	$9.48	$9.94	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.18(3)	(0.10)	(0.05)	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.30	0.26	(0.33)	(0.09)
Total from Investment Operations	0.48	0.16	(0.38)	(0.06)
Less Distributions and Other:
Dividends (from net investment income)*	(0.18)	(0.03)	(0.03)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	–	(0.02)	–	–
Total Distributions and Other	(0.18)	(0.05)	(0.08)	–
Net Asset Value, End of Period	$9.89	$9.59	$9.48	$9.94
Total Return**	5.04%	1.64%	(3.80)%	(0.60)%
Net Assets, End of Period (in thousands)	$2,077	$1,978	$6,400	$6,627
Average Net Assets for the Period (in thousands)	$2,024	$3,182	$6,492	$6,616
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.90%	3.52%	2.95%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%	1.90%	2.01%	2.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.84%	(0.16)%	0.51%	2.46%
Portfolio Turnover Rate	91%	112%(4)	45%	6%

Class C Shares

For a share outstanding during each year or period ended June 30	Janus Short-Term Bond Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$3.05	$3.08	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.02(3)	0.02	0.04	0.04	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.01)	0.01	0.02	0.02	0.05
Total from Investment Operations	0.05	0.01	0.05	0.06	0.05	0.10
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.02)	(0.04)	(0.04)	(0.03)	(0.05)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–(7)	–
Total Distributions	(0.03)	(0.04)	(0.05)	(0.06)	(0.03)	(0.05)
Net Asset Value, End of Period	$3.07	$3.05	$3.08	$3.08	$3.08	$3.06
Total Return**	1.52%	0.46%	1.44%	2.24%	1.82%	3.31%
Net Assets, End of Period (in thousands)	$68,852	$78,276	$75,789	$70,507	$63,030	$23,567
Average Net Assets for the Period (in thousands)	$74,487	$78,430	$74,993	$69,983	$42,824	$8,848
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.68%	1.69%	1.66%	1.64%	1.59%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.56%	1.55%	1.53%	1.53%	1.55%	1.56%
Ratio of Net Investment Income to Average Net Assets***	0.60%	0.74%	1.23%	1.40%	1.64%	2.01%
Portfolio Turnover Rate	78%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
(5)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.
(7)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

104 | JUNE 30, 2014

Class C Shares

Janus Unconstrained Bond Fund
For a share outstanding during the period ended June 30	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss(2)	(0.01)
Net gain on investments (both realized and unrealized)	0.02
Total from Investment Operations	–
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$272
Average Net Assets for the Period (in thousands)	$126
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.83%
Ratio of Net Investment Loss to Average Net Assets***	(0.97)%
Portfolio Turnover Rate	15%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 105

Financial Highlights - Fixed Income Funds  (continued)

Class D Shares

	Janus Flexible Bond Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.54	$10.70	$10.43
Income from Investment Operations:
Net investment income	0.27(2)	0.32	0.37	0.39	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.31	(0.14)	0.46	0.18	0.27
Total from Investment Operations	0.58	0.18	0.83	0.57	0.43
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.32)	(0.37)	(0.39)	(0.16)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	–
Total Distributions	(0.44)	(0.53)	(0.52)	(0.73)	(0.16)
Net Asset Value, End of Period	$10.64	$10.50	$10.85	$10.54	$10.70
Total Return**	5.67%	1.61%	8.17%	5.59%	4.13%
Net Assets, End of Period (in thousands)	$662,074	$750,690	$802,674	$686,500	$665,736
Average Net Assets for the Period (in thousands)	$677,831	$825,062	$747,701	$691,039	$632,441
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.61%	0.60%	0.59%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.61%	0.60%	0.59%	0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets***	2.57%	2.25%	3.28%	3.68%	4.09%
Portfolio Turnover Rate	118%	118%	126%	147%	86%

Class D Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$9.85	$10.47	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.27(2)	0.28	0.26	0.18
Net gain/(loss) on investments (both realized and unrealized)	0.80	(0.34)	0.24	0.32
Total from Investment Operations	1.07	(0.06)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.31)	(0.12)	(0.30)	(0.15)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	–	(0.19)	–	–
Total Distributions and Other	(0.31)	(0.56)	(0.38)	(0.15)
Net Asset Value, End of Period	$10.61	$9.85	$10.47	$10.35
Total Return**	11.07%	(0.84)%	4.90%	5.06%
Net Assets, End of Period (in thousands)	$13,098	$9,875	$10,240	$4,876
Average Net Assets for the Period (in thousands)	$8,833	$11,610	$10,566	$2,296
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	1.16%	1.31%	2.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.90%	0.91%	0.72%
Ratio of Net Investment Income to Average Net Assets***	2.63%	2.43%	2.64%	3.08%
Portfolio Turnover Rate	171%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

106 | JUNE 30, 2014

Class D Shares

	Janus High-Yield Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.14	$9.00	$9.13	$8.45	$8.27
Income from Investment Operations:
Net investment income	0.57(2)	0.59	0.64	0.67	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.51	0.15	(0.13)	0.68	0.18
Total from Investment Operations	1.08	0.74	0.51	1.35	0.44
Less Distributions and Other:
Dividends (from net investment income)*	(0.58)	(0.59)	(0.64)	(0.67)	(0.26)
Distributions (from capital gains)*	(0.23)	(0.01)	–(3)	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)
Total Distributions and Other	(0.81)	(0.60)	(0.64)	(0.67)	(0.26)
Net Asset Value, End of Period	$9.41	$9.14	$9.00	$9.13	$8.45
Total Return**	12.20%	8.33%	5.94%	16.28%(5)	5.31%
Net Assets, End of Period (in thousands)	$405,861	$360,924	$328,700	$317,038	$247,945
Average Net Assets for the Period (in thousands)	$373,985	$361,587	$310,872	$292,765	$245,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.77%	0.76%	0.76%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.77%	0.76%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	6.16%	6.30%	7.15%	7.41%	8.27%
Portfolio Turnover Rate	67%	93%	61%	92%	61%

Class D Shares

Janus Multi-Sector
Income Fund
For a share outstanding during the period ended June 30	2014(6)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income(2)	0.13
Net gain on investments (both realized and unrealized)	0.14
Total from Investment Operations	0.27
Less Distributions:
Dividends (from net investment income)*	(0.13)
Distributions (from capital gains)*	–
Total Distributions	(0.13)
Net Asset Value, End of Period	$10.14
Total Return**	2.72%
Net Assets, End of Period (in thousands)	$2,690
Average Net Assets for the Period (in thousands)	$2,204
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	6.05%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.03%
Ratio of Net Investment Income to Average Net Assets***	3.90%
Portfolio Turnover Rate	74%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Impact on performance due to reimbursement from advisor was 0.51%.
(6)	Period from February 28, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 107

Financial Highlights - Fixed Income Funds  (continued)

Class D Shares

	Janus Real Return Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.65	$9.56	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.27(3)	0.18	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.29	0.07	(0.33)	(0.09)
Total from Investment Operations	0.56	0.25	(0.30)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.26)	(0.10)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	–	(0.06)	–	–
Total Distributions and Other	(0.26)	(0.16)	(0.09)	–
Net Asset Value, End of Period	$9.95	$9.65	$9.56	$9.95
Total Return**	5.91%	2.59%	(3.02)%	(0.50)%
Net Assets, End of Period (in thousands)	$6,842	$4,431	$7,632	$6,954
Average Net Assets for the Period (in thousands)	$5,771	$4,876	$7,558	$6,832
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.08%	2.98%	2.25%	5.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	1.00%	1.14%	1.25%
Ratio of Net Investment Income to Average Net Assets***	2.76%	0.97%	1.40%	3.24%
Portfolio Turnover Rate	91%	112%(4)	45%	6%

Class D Shares

	Janus Short-Term Bond Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(5)

Net Asset Value, Beginning of Period	$3.05	$3.09	$3.09	$3.09	$3.08
Income from Investment Operations:
Net investment income	0.05(3)	0.05	0.06	0.07	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.04	(0.02)	0.01	0.02	0.01
Total from Investment Operations	0.09	0.03	0.07	0.09	0.04
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.05)	(0.06)	(0.07)	(0.03)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–
Total Distributions	(0.06)	(0.07)	(0.07)	(0.09)	(0.03)
Net Asset Value, End of Period	$3.08	$3.05	$3.09	$3.09	$3.09
Total Return**	2.77%	1.01%	2.30%	3.12%	1.21%
Net Assets, End of Period (in thousands)	$201,587	$208,522	$207,395	$210,532	$227,147
Average Net Assets for the Period (in thousands)	$202,309	$210,423	$207,647	$221,970	$221,604
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.77%	0.74%	0.72%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.66%	0.69%	0.69%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets***	1.51%	1.60%	2.07%	2.25%	2.42%
Portfolio Turnover Rate	78%	100%	93%	100%	33%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
(5)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

108 | JUNE 30, 2014

Class D Shares

Janus Unconstrained Bond Fund
For a share outstanding during the period ended June 30	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss(2)	–(3)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	–
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$254
Average Net Assets for the Period (in thousands)	$118
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%
Ratio of Net Investment Loss to Average Net Assets***	(0.25)%
Portfolio Turnover Rate	15%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 109

Financial Highlights - Fixed Income Funds  (continued)

Class I Shares

For a share outstanding during each year or period
ended June 30 and the period ended October 31,	Janus Flexible Bond Fund
2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.27(3)	0.32	0.38	0.40	0.30	0.15
Net gain/(loss) on investments (both realized and unrealized)	0.31	(0.14)	0.46	0.18	0.35	0.44
Total from Investment Operations	0.58	0.18	0.84	0.58	0.65	0.59
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.32)	(0.38)	(0.40)	(0.30)	(0.15)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.44)	(0.53)	(0.53)	(0.74)	(0.36)	(0.15)
Net Asset Value, End of Period	$10.64	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	5.69%	1.66%	8.21%	5.62%	6.32%	5.96%
Net Assets, End of Period (in thousands)	$3,486,670	$2,918,160	$1,691,809	$1,230,115	$767,784	$453,037
Average Net Assets for the Period (in thousands)	$3,017,072	$2,181,783	$1,567,379	$1,067,665	$609,814	$202,602
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.62%	0.56%	0.55%	0.58%	0.59%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.59%	0.55%	0.55%	0.56%	0.55%	0.48%
Ratio of Net Investment Income to Average Net Assets***	2.59%	2.28%	3.29%	3.72%	4.24%	4.55%
Portfolio Turnover Rate	118%	118%	126%	147%	86%	215%

Class I Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$9.84	$10.47	$10.34	$10.00
Income from Investment Operations:
Net investment income	0.21(3)	0.31	0.29	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.88	(0.37)	0.24	0.31
Total from Investment Operations	1.09	(0.06)	0.53	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.33)	(0.12)	(0.32)	(0.16)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	–	(0.20)	–	–
Total Distributions and Other	(0.33)	(0.57)	(0.40)	(0.16)
Net Asset Value, End of Period	$10.60	$9.84	$10.47	$10.34
Total Return**	11.24%	(0.79)%	5.15%	5.02%
Net Assets, End of Period (in thousands)	$2,990	$234,166	$14,810	$10,464
Average Net Assets for the Period (in thousands)	$77,450	$74,492	$12,500	$7,863
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.75%	1.13%	3.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.75%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.13%	2.27%	2.77%	3.06%
Portfolio Turnover Rate	171%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

110 | JUNE 30, 2014

Class I Shares

For a share outstanding during each year or period ended	Janus High-Yield Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.15	$9.01	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	0.58(3)	0.60	0.64	0.67	0.48	0.28
Net gain/(loss) on investments (both realized and unrealized)	0.50	0.15	(0.11)	0.68	0.17	0.67
Total from Investment Operations	1.08	0.75	0.53	1.35	0.65	0.95
Less Distributions and Other:
Dividends (from net investment income)*	(0.58)	(0.60)	(0.65)	(0.67)	(0.48)	(0.28)
Distributions (from capital gains)*	(0.23)	(0.01)	–(4)	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	–(5)	–
Total Distributions and Other	(0.81)	(0.61)	(0.65)	(0.67)	(0.48)	(0.28)
Net Asset Value, End of Period	$9.42	$9.15	$9.01	$9.13	$8.45	$8.28
Total Return**	12.25%	8.43%	6.13%	16.35%(6)	7.98%	12.60%
Net Assets, End of Period (in thousands)	$478,576	$236,426	$241,339	$174,961	$73,042	$22,052
Average Net Assets for the Period (in thousands)	$396,882	$285,515	$226,809	$178,564	$43,060	$14,845
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.72%	0.68%	0.68%	0.70%	0.64%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.68%	0.68%	0.70%	0.64%	0.66%
Ratio of Net Investment Income to Average Net Assets***	6.22%	6.38%	7.23%	7.43%	8.50%	10.33%
Portfolio Turnover Rate	67%	93%	61%	92%	61%	97%

Class I Shares

Janus Multi-Sector
Income Fund
For a share outstanding during the period ended June 30	2014(7)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income(3)	0.14
Net gain on investments (both realized and unrealized)	0.14
Total from Investment Operations	0.28
Less Distributions:
Dividends (from net investment income)*	(0.14)
Distributions (from capital gains)*	–
Total Distributions	(0.14)
Net Asset Value, End of Period	$10.14
Total Return**	2.81%
Net Assets, End of Period (in thousands)	$1,763
Average Net Assets for the Period (in thousands)	$1,677
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%
Ratio of Net Investment Income to Average Net Assets***	4.15%
Portfolio Turnover Rate	74%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(6)	Impact on performance due to reimbursement from advisor was 0.51%.
(7)	Period from February 28, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 111

Financial Highlights - Fixed Income Funds  (continued)

Class I Shares

	Janus Real Return Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.59	$9.57	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.28(3)	0.27	0.04	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.30	–(4)	(0.33)	(0.10)
Total from Investment Operations	0.58	0.27	(0.29)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.16)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	–	(0.09)	–	–
Total Distributions and Other	(0.28)	(0.25)	(0.09)	–
Net Asset Value, End of Period	$9.89	$9.59	$9.57	$9.95
Total Return**	6.08%	2.77%	(2.86)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,302	$2,195	$6,650	$6,797
Average Net Assets for the Period (in thousands)	$2,241	$3,457	$6,738	$6,658
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.88%	2.47%	1.93%	5.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.90%	1.01%	1.02%
Ratio of Net Investment Income to Average Net Assets***	2.84%	0.89%	1.50%	3.47%
Portfolio Turnover Rate	91%	112%(5)	45%	6%

Class I Shares

For a share outstanding during each year or period ended	Janus Short-Term Bond Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$3.05	$3.08	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.05(3)	0.05	0.07	0.07	0.06	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.01)	0.01	0.01	0.02	0.05
Total from Investment Operations	0.08	0.04	0.08	0.08	0.08	0.08
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.05)	(0.07)	(0.07)	(0.05)	(0.03)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–(4)	–
Total Distributions	(0.06)	(0.07)	(0.08)	(0.09)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.07	$3.05	$3.08	$3.08	$3.09	$3.06
Total Return**	2.54%	1.48%	2.43%	2.91%	2.82%	2.75%
Net Assets, End of Period (in thousands)	$391,360	$315,482	$275,345	$543,799	$171,201	$69,785
Average Net Assets for the Period (in thousands)	$356,795	$307,611	$387,327	$350,062	$115,010	$8,399
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.66%	0.64%	0.63%	0.59%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.56%	0.55%	0.55%	0.56%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets***	1.60%	1.73%	2.22%	2.39%	2.64%	2.85%
Portfolio Turnover Rate	78%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
(6)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

112 | JUNE 30, 2014

Class I Shares

Janus Unconstrained Bond Fund
For a share outstanding during the period ended June 30	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss(2)	–(3)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	0.01
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions and Other	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$3,935
Average Net Assets for the Period (in thousands)	$3,934
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%
Ratio of Net Investment Loss to Average Net Assets***	(0.11)%
Portfolio Turnover Rate	15%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 113

Financial Highlights - Fixed Income Funds  (continued)

Class N Shares

	Janus Flexible Bond Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.82
Income from Investment Operations:
Net investment income	0.29(2)	0.39	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.30	(0.19)	0.01
Total from Investment Operations	0.59	0.20	0.06
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.34)	(0.03)
Distributions (from capital gains)*	(0.12)	(0.21)	–
Total Distributions	(0.46)	(0.55)	(0.03)
Net Asset Value, End of Period	$10.63	$10.50	$10.85
Total Return**	5.74%	1.77%	0.57%
Net Assets, End of Period (in thousands)	$225,650	$64,760	$253,638
Average Net Assets for the Period (in thousands)	$161,478	$210,599	$196,727
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.45%	0.44%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.45%	0.44%	0.46%
Ratio of Net Investment Income to Average Net Assets***	2.78%	2.45%	2.78%
Portfolio Turnover Rate	118%	118%	126%

Class N Shares

Janus Global
Bond Fund
For a share outstanding during each year or period ended June 30	2014(3)

Net Asset Value, Beginning of Period	$10.12
Income from Investment Operations:
Net investment income(2)	0.22
Net gain on investments (both realized and unrealized)	0.50
Total from Investment Operations	0.72
Less Distributions:
Dividends (from net investment income)*	(0.24)
Distributions (from capital gains)*	–
Total Distributions	(0.24)
Net Asset Value, End of Period	$10.60
Total Return**	7.22%
Net Assets, End of Period (in thousands)	$249,350
Average Net Assets for the Period (in thousands)	$237,653
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%
Ratio of Net Investment Income to Average Net Assets***	3.19%
Portfolio Turnover Rate	171%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from October 28, 2013 (inception date) through June 30, 2014.

See Notes to Financial Statements.

114 | JUNE 30, 2014

Class N Shares

	Janus High-Yield Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$9.14	$9.01	$8.92
Income from Investment Operations:
Net investment income	0.58(2)	0.60	0.06
Net gain on investments (both realized and unrealized)	0.51	0.14	0.08
Total from Investment Operations	1.09	0.74	0.14
Less Distributions:
Dividends (from net investment income)*	(0.59)	(0.60)	(0.05)
Distributions (from capital gains)*	(0.23)	(0.01)	–
Total Distributions	(0.82)	(0.61)	(0.05)
Net Asset Value, End of Period	$9.41	$9.14	$9.01
Total Return**	12.37%	8.38%	1.63%
Net Assets, End of Period (in thousands)	$19,353	$6,738	$4,392
Average Net Assets for the Period (in thousands)	$9,055	$8,788	$3,390
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.62%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.61%	0.61%
Ratio of Net Investment Income to Average Net Assets***	6.29%	6.47%	6.86%
Portfolio Turnover Rate	67%	93%	61%

Class N Shares

Janus Multi-Sector
Income Fund
For a share outstanding during the period ended June 30	2014(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income(2)	0.14
Net gain on investments (both realized and unrealized)	0.14
Total from Investment Operations	0.28
Less Distributions:
Dividends (from net investment income)*	(0.14)
Distributions (from capital gains)*	–
Total Distributions	(0.14)
Net Asset Value, End of Period	$10.14
Total Return**	2.82%
Net Assets, End of Period (in thousands)	$1,763
Average Net Assets for the Period (in thousands)	$1,677
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%
Ratio of Net Investment Income to Average Net Assets***	4.15%
Portfolio Turnover Rate	74%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from February 28, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 115

Financial Highlights - Fixed Income Funds  (continued)

Class N Shares

	Janus Short-Term Bond Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$3.05	$3.08	$3.08
Income from Investment Operations:
Net investment income	0.05(2)	0.05	–(3)
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.01)	–(3)
Total from Investment Operations	0.08	0.04	–
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.05)	–(3)
Distributions (from capital gains)*	(0.01)	(0.02)	–
Total Distributions	(0.06)	(0.07)	–
Net Asset Value, End of Period	$3.07	$3.05	$3.08
Total Return**	2.59%	1.48%	0.17%
Net Assets, End of Period (in thousands)	$35,680	$37,619	$34,342
Average Net Assets for the Period (in thousands)	$43,206	$37,659	$26,909
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.59%	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.51%	0.55%	0.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.60%	1.74%	1.80%
Portfolio Turnover Rate	78%	100%	93%

Class N Shares

Janus Unconstrained Bond Fund
For a share outstanding during the period ended June 30	2014(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss(2)	–(3)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	–
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$50
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%
Ratio of Net Investment Loss to Average Net Assets***	(0.11)%
Portfolio Turnover Rate	15%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Period from May 27, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

116 | JUNE 30, 2014

Class R Shares

For a share outstanding during each year or period ended June 30	Janus Flexible Bond Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.54	$10.70	$10.42	$9.97
Income from Investment Operations:
Net investment income	0.20(3)	0.26	0.31	0.33	0.25	0.13
Net gain/(loss) on investments (both realized and unrealized)	0.32	(0.14)	0.46	0.18	0.34	0.45
Total from Investment Operations	0.52	0.12	0.77	0.51	0.59	0.58
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.26)	(0.31)	(0.33)	(0.25)	(0.13)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.38)	(0.47)	(0.46)	(0.67)	(0.31)	(0.13)
Net Asset Value, End of Period	$10.64	$10.50	$10.85	$10.54	$10.70	$10.42
Total Return**	5.05%	1.02%	7.54%	4.94%	5.76%	5.81%
Net Assets, End of Period (in thousands)	$23,049	$30,080	$26,212	$9,585	$5,582	$3,120
Average Net Assets for the Period (in thousands)	$24,473	$29,460	$13,660	$7,906	$4,675	$2,700
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.17%	1.18%	1.20%	1.20%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%	1.17%	1.18%	1.20%	1.20%	1.24%
Ratio of Net Investment Income to Average Net Assets***	1.95%	1.67%	2.63%	3.06%	3.59%	3.83%
Portfolio Turnover Rate	118%	118%	126%	147%	86%	215%

Class R Shares

For a share outstanding during each year or period ended June 30	Janus High-Yield Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.14	$9.00	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	0.52(3)	0.53	0.59	0.61	0.45	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.50	0.15	(0.13)	0.68	0.17	0.67
Total from Investment Operations	1.02	0.68	0.46	1.29	0.62	0.93
Less Distributions and Other:
Dividends (from net investment income)*	(0.52)	(0.53)	(0.59)	(0.61)	(0.45)	(0.26)
Distributions (from capital gains)*	(0.23)	(0.01)	–(4)	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	–	–
Total Distributions and Other	(0.75)	(0.54)	(0.59)	(0.61)	(0.45)	(0.26)
Net Asset Value, End of Period	$9.41	$9.14	$9.00	$9.13	$8.45	$8.28
Total Return**	11.52%	7.68%	5.38%	15.62%(6)	7.46%	12.33%
Net Assets, End of Period (in thousands)	$1,918	$1,666	$1,082	$1,100	$876	$959
Average Net Assets for the Period (in thousands)	$1,899	$1,459	$1,081	$997	$1,095	$885
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.37%	1.37%	1.29%	1.33%	1.37%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.37%	1.37%	1.29%	1.33%	1.37%	1.41%
Ratio of Net Investment Income to Average Net Assets***	5.58%	5.67%	6.64%	6.85%	7.88%	9.83%
Portfolio Turnover Rate	67%	93%	61%	92%	61%	97%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(6)	Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 117

Financial Highlights - Fixed Income Funds  (continued)

Class S Shares

For a share outstanding during each year or period ended	Janus Flexible Bond Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.55	$10.71	$10.42	$9.97
Income from Investment Operations:
Net investment income	0.23(3)	0.28	0.34	0.35	0.27	0.14
Net gain/(loss) on investments (both realized and unrealized)	0.32	(0.14)	0.45	0.19	0.35	0.45
Total from Investment Operations	0.55	0.14	0.79	0.54	0.62	0.59
Less Distributions and Other:
Dividends (from net investment income)*	(0.29)	(0.28)	(0.34)	(0.36)	(0.27)	(0.14)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Return of capital	–	–	–	–	–	–
Total Distributions and Other	(0.41)	(0.49)	(0.49)	(0.70)	(0.33)	(0.14)
Net Asset Value, End of Period	$10.64	$10.50	$10.85	$10.55	$10.71	$10.42
Total Return**	5.31%	1.26%	7.69%	5.21%	6.04%	5.89%
Net Assets, End of Period (in thousands)	$116,274	$75,202	$74,154	$57,799	$61,541	$70,553
Average Net Assets for the Period (in thousands)	$83,118	$78,304	$66,641	$60,614	$66,480	$67,591
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.95%	0.95%	0.95%	0.95%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.94%	0.94%	0.95%	0.95%	0.99%
Ratio of Net Investment Income to Average Net Assets***	2.23%	1.91%	2.92%	3.31%	3.87%	4.10%
Portfolio Turnover Rate	118%	118%	126%	147%	86%	215%

Class S Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$9.87	$10.49	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.23(3)	0.26	0.25	0.20
Net gain/(loss) on investments (both realized and unrealized)	0.83	(0.35)	0.23	0.29
Total from Investment Operations	1.06	(0.09)	0.48	0.49
Less Distributions and Other:
Dividends (from net investment income)*	(0.31)	(0.11)	(0.27)	(0.13)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	–	(0.17)	–	–
Total Distributions and Other	(0.31)	(0.53)	(0.35)	(0.13)
Net Asset Value, End of Period	$10.62	$9.87	$10.49	$10.36
Total Return**	10.90%	(1.06)%	4.69%	4.96%
Net Assets, End of Period (in thousands)	$418	$905	$915	$875
Average Net Assets for the Period (in thousands)	$571	$943	$895	$851
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.25%	1.49%	1.62%	3.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.06%	1.13%	1.20%	0.86%(5)
Ratio of Net Investment Income to Average Net Assets***	2.29%	2.20%	2.33%	2.97%
Portfolio Turnover Rate	171%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.27% without the waiver of these fees and expenses.

See Notes to Financial Statements.

118 | JUNE 30, 2014

Class S Shares

For a share outstanding during each year or period ended June 30	Janus High-Yield Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.16	$9.02	$9.15	$8.47	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.54(3)	0.56	0.61	0.63	0.46	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.51	0.15	(0.13)	0.68	0.17	0.67
Total from Investment Operations	1.05	0.71	0.48	1.31	0.63	0.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.55)	(0.56)	(0.61)	(0.63)	(0.45)	(0.27)
Distributions (from capital gains)*	(0.23)	(0.01)	–(4)	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	–(5)	0.01
Total Distributions and Other	(0.78)	(0.57)	(0.61)	(0.63)	(0.45)	(0.26)
Net Asset Value, End of Period	$9.43	$9.16	$9.02	$9.15	$8.47	$8.29
Total Return**	11.80%	7.95%	5.57%	15.83%(6)	7.77%	12.55%
Net Assets, End of Period (in thousands)	$5,045	$6,901	$6,213	$7,015	$6,354	$5,841
Average Net Assets for the Period (in thousands)	$6,694	$6,893	$5,959	$7,079	$6,774	$5,037
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.12%	1.12%	1.11%	1.13%	1.12%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%	1.12%	1.11%	1.13%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets***	5.83%	5.96%	6.80%	7.05%	8.12%	9.82%
Portfolio Turnover Rate	67%	93%	61%	92%	61%	97%

Class S Shares

Janus Multi-Sector
Income Fund
For a share outstanding during the period ended June 30	2014(7)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income(3)	0.12
Net gain on investments (both realized and unrealized)	0.14
Total from Investment Operations	0.26
Less Distributions:
Dividends (from net investment income)*	(0.12)
Distributions (from capital gains)*	–
Total Distributions	(0.12)
Net Asset Value, End of Period	$10.14
Total Return**	2.65%
Net Assets, End of Period (in thousands)	$1,801
Average Net Assets for the Period (in thousands)	$1,699
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	6.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.25%
Ratio of Net Investment Income to Average Net Assets***	3.65%
Portfolio Turnover Rate	74%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(6)	Impact on performance due to reimbursement from advisor was 0.50%.
(7)	Period from February 28, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 119

Financial Highlights - Fixed Income Funds  (continued)

Class S Shares

	Janus Real Return Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.65	$9.53	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.24(3)	0.13	–(4)	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.31	0.11	(0.33)	(0.09)
Total from Investment Operations	0.55	0.24	(0.33)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.24)	(0.08)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	–	(0.04)	–	–
Total Distributions and Other	(0.24)	(0.12)	(0.09)	–
Net Asset Value, End of Period	$9.96	$9.65	$9.53	$9.95
Total Return**	5.77%	2.51%	(3.33)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,097	$1,984	$6,412	$6,632
Average Net Assets for the Period (in thousands)	$2,042	$3,207	$6,502	$6,618
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.37%	2.70%	2.43%	5.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.19%	1.45%	1.52%
Ratio of Net Investment Income to Average Net Assets***	2.47%	0.56%	1.07%	2.96%
Portfolio Turnover Rate	91%	112%(5)	45%	6%

Class S Shares

For a share outstanding during each year or period ended June 30 and	Janus Short-Term Bond Fund
the period ended October 31, 2009	2014	2013	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$3.05	$3.08	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.04(3)	0.04	0.05	0.06	0.04	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.01)	0.01	0.02	0.03	0.05
Total from Investment Operations	0.07	0.03	0.06	0.08	0.07	0.08
Less Distributions:
Dividends (from net investment income)*	(0.04)	(0.04)	(0.05)	(0.06)	(0.05)	(0.03)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–(4)	–
Total Distributions	(0.05)	(0.06)	(0.06)	(0.08)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.07	$3.05	$3.08	$3.08	$3.08	$3.06
Total Return**	2.15%	1.03%	1.98%	2.74%	2.16%	2.62%
Net Assets, End of Period (in thousands)	$3,863	$5,149	$5,127	$5,692	$5,145	$4,549
Average Net Assets for the Period (in thousands)	$4,353	$5,117	$5,547	$5,172	$4,928	$2,543
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.08%	1.09%	1.06%	1.08%	1.09%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	0.99%	1.00%	1.03%	1.05%	1.06%
Ratio of Net Investment Income to Average Net Assets***	1.20%	1.29%	1.77%	1.90%	2.20%	2.59%
Portfolio Turnover Rate	78%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
(6)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

120 | JUNE 30, 2014

Class S Shares

Janus Unconstrained Bond Fund
For a share outstanding during the period ended June 30	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss(2)	(0.01)
Net gain on investments (both realized and unrealized)	0.02
Total from Investment Operations	–
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$50
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.33%
Ratio of Net Investment Loss to Average Net Assets***	(0.61)%
Portfolio Turnover Rate	15%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the period.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 121

Financial Highlights - Fixed Income Funds  (continued)

Class T Shares

For a share outstanding during each year or period
ended June 30 and the year ended October 31,	Janus Flexible Bond Fund
2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$10.49	$10.85	$10.54	$10.70	$10.42	$9.09
Income from Investment Operations:
Net investment income	0.26(2)	0.31	0.36	0.38	0.29	0.43
Net gain/(loss) on investments (both realized and unrealized)	0.31	(0.15)	0.46	0.18	0.34	1.33
Total from Investment Operations	0.57	0.16	0.82	0.56	0.63	1.76
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.31)	(0.36)	(0.38)	(0.29)	(0.43)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.43)	(0.52)	(0.51)	(0.72)	(0.35)	(0.43)
Net Asset Value, End of Period	$10.63	$10.49	$10.85	$10.54	$10.70	$10.42
Total Return**	5.58%	1.42%	8.06%	5.47%	6.13%	19.74%
Net Assets, End of Period (in thousands)	$1,135,441	$1,165,892	$1,286,847	$794,629	$641,811	$1,086,604
Average Net Assets for the Period (in thousands)	$1,096,557	$1,333,891	$1,033,338	$727,010	$831,851	$915,900
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.70%	0.70%	0.70%	0.70%	0.66%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.69%	0.70%	0.66%	0.73%
Ratio of Net Investment Income to Average Net Assets***	2.49%	2.16%	3.14%	3.56%	4.19%	4.34%
Portfolio Turnover Rate	118%	118%	126%	147%	86%	215%

Class T Shares

	Janus Global Bond Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$9.86	$10.48	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.26(2)	0.27	0.31	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.80	(0.34)	0.19	0.34
Total from Investment Operations	1.06	(0.07)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.31)	(0.12)	(0.29)	(0.15)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	–	(0.18)	–	–
Total Distributions and Other	(0.31)	(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$10.61	$9.86	$10.48	$10.35
Total Return**	10.91%	(0.91)%	4.90%	4.99%
Net Assets, End of Period (in thousands)	$11,830	$6,935	$2,317	$8,808
Average Net Assets for the Period (in thousands)	$7,406	$4,055	$4,904	$1,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.99%	1.19%	1.38%	2.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	0.98%	1.00%	0.68%(4)
Ratio of Net Investment Income to Average Net Assets***	2.60%	2.29%	2.44%	2.92%
Portfolio Turnover Rate	171%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.01% without the waiver of these fees and expenses.

See Notes to Financial Statements.

122 | JUNE 30, 2014

Class T Shares

For a share outstanding during each year or period
ended June 30 and the year ended October 31,	Janus High-Yield Fund
2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$9.14	$9.00	$9.13	$8.45	$8.28	$6.94
Income from Investment Operations:
Net investment income	0.57(2)	0.58	0.63	0.65	0.47	0.93
Net gain/(loss) on investments (both realized and unrealized)	0.50	0.15	(0.13)	0.69	0.17	1.34
Total from Investment Operations	1.07	0.73	0.50	1.34	0.64	2.27
Less Distributions and Other:
Dividends (from net investment income)*	(0.57)	(0.58)	(0.63)	(0.66)	(0.47)	(0.93)
Distributions (from capital gains)*	(0.23)	(0.01)	–(3)	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(0.80)	(0.59)	(0.63)	(0.66)	(0.47)	(0.93)
Net Asset Value, End of Period	$9.41	$9.14	$9.00	$9.13	$8.45	$8.28
Total Return**	12.09%	8.23%	5.83%	16.14%(5)	7.83%	35.34%
Net Assets, End of Period (in thousands)	$1,466,998	$1,310,580	$1,269,091	$1,060,678	$707,010	$881,347
Average Net Assets for the Period (in thousands)	$1,378,198	$1,401,785	$1,107,108	$875,192	$819,927	$574,291
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.87%	0.87%	0.86%	0.88%	0.86%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.86%	0.86%	0.88%	0.86%	0.89%
Ratio of Net Investment Income to Average Net Assets***	6.07%	6.21%	7.05%	7.28%	8.42%	12.44%
Portfolio Turnover Rate	67%	93%	61%	92%	61%	97%

Class T Shares

Janus Multi-Sector
Income Fund
For a share outstanding during the period ended June 30	2014(6)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income(2)	0.13
Net gain on investments (both realized and unrealized)	0.14
Total from Investment Operations	0.27
Less Distributions:
Dividends (from net investment income)*	(0.13)
Distributions (from capital gains)*	–
Total Distributions	(0.13)
Net Asset Value, End of Period	$10.14
Total Return**	2.73%
Net Assets, End of Period (in thousands)	$1,831
Average Net Assets for the Period (in thousands)	$1,716
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	6.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%
Ratio of Net Investment Income to Average Net Assets***	3.89%
Portfolio Turnover Rate	74%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Impact on performance due to reimbursement from advisor was 0.51%.
(6)	Period from February 28, 2014 (inception date) through June 30, 2014.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 123

Financial Highlights - Fixed Income Funds  (continued)

Class T Shares

	Janus Real Return Fund
For a share outstanding during each year or period ended June 30	2014	2013(1)	2012(1)	2011(1)(2)

Net Asset Value, Beginning of Period	$9.61	$9.55	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.27(3)	0.22	0.02	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.30	0.04	(0.33)	(0.09)
Total from Investment Operations	0.57	0.26	(0.31)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.26)	(0.13)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	–	(0.07)	–	–
Total Distributions and Other	(0.26)	(0.20)	(0.09)	–
Net Asset Value, End of Period	$9.92	$9.61	$9.55	$9.95
Total Return**	6.01%	2.76%	(3.09)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,603	$2,028	$6,545	$6,641
Average Net Assets for the Period (in thousands)	$2,694	$3,323	$6,633	$6,623
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.16%	2.48%	2.17%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.94%	1.20%	1.27%
Ratio of Net Investment Income to Average Net Assets***	2.70%	0.83%	1.31%	3.21%
Portfolio Turnover Rate	91%	112%(4)	45%	6%

Class T Shares

For a share outstanding during each year or
period ended June 30 and the year ended	Janus Short-Term Bond Fund
October 31, 2009	2014	2013	2012	2011	2010(5)	2009

Net Asset Value, Beginning of Period	$3.05	$3.09	$3.09	$3.09	$3.06	$2.87
Income from Investment Operations:
Net investment income	0.04(3)	0.05	0.06	0.07	0.05	0.10
Net gain/(loss) on investments (both realized and unrealized)	0.04	(0.02)	0.01	0.02	0.03	0.19
Total from Investment Operations	0.08	0.03	0.07	0.09	0.08	0.29
Less Distributions:
Dividends (from net investment income)*	(0.04)	(0.05)	(0.06)	(0.07)	(0.05)	(0.10)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–(6)	–
Total Distributions	(0.05)	(0.07)	(0.07)	(0.09)	(0.05)	(0.10)
Net Asset Value, End of Period	$3.08	$3.05	$3.09	$3.09	$3.09	$3.06
Total Return**	2.67%	0.90%	2.18%	2.99%	2.68%	10.35%
Net Assets, End of Period (in thousands)	$2,123,511	$2,209,497	$2,022,283	$1,953,155	$1,956,871	$1,212,465
Average Net Assets for the Period (in thousands)	$2,130,299	$2,200,413	$1,915,783	$1,950,013	$1,637,559	$588,441
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.85%	0.84%	0.84%	0.83%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.80%	0.80%	0.80%	0.79%	0.72%
Ratio of Net Investment Income to Average Net Assets***	1.37%	1.49%	1.95%	2.16%	2.44%	3.46%
Portfolio Turnover Rate	78%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.
(5)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(6)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

124 | JUNE 30, 2014

Class T Shares

Janus Unconstrained Bond Fund
For a share outstanding during the period ended June 30	2014(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss(2)	–(3)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	–
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$3,949
Average Net Assets for the Period (in thousands)	$3,938
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	5.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%
Ratio of Net Investment Loss to Average Net Assets***	(0.36)%
Portfolio Turnover Rate	15%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 27, 2014 (inception date) through June 30, 2014.
(2)	Per share amounts are calculated based on average shares outstanding during the period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 125

Statements of Assets and Liabilities - Money Market Funds

	Janus Government	Janus Money
As of June 30, 2014	Money Market Fund	Market Fund

Assets:
Investments at cost(1)	$168,380,071	$1,221,131,012
Investments at value	$129,980,071	$903,031,012
Repurchase agreements at value	38,400,000	318,100,000
Cash	59,775	127,057
Non-interested Trustees’ deferred compensation	3,411	24,735
Receivables:
Fund shares sold	340,680	1,447,678
Interest	9,659	85,570
Total Assets	168,793,596	1,222,816,052
Liabilities:
Payables:
Fund shares repurchased	89,864	2,188,908
Dividends	43	276
Advisory fees	12,365	100,911
Administrative services fees	110	9,881
Non-interested Trustees’ fees and expenses	1,523	10,894
Non-interested Trustees’ deferred compensation fees	3,411	24,735
Accrued expenses and other payables	34,418	37,562
Total Liabilities	141,734	2,373,167
Net Assets	$168,651,862	$1,220,442,885
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$168,665,901	$1,220,473,023
Undistributed net investment loss*	(14,825)	(34,814)
Undistributed net realized gain from investment and foreign currency transactions*	148	54
Unrealized net appreciation of investments and non-interested Trustees’ deferred compensation	638	4,622
Total Net Assets	$168,651,862	$1,220,442,885
Net Assets - Class D Shares	$165,245,447	$993,554,462
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	165,260,348	993,578,133
Net Asset Value Per Share	$1.00	$1.00
Net Assets - Class T Shares	$3,406,415	$226,888,423
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,406,815	226,896,681
Net Asset Value Per Share	$1.00	$1.00

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $38,400,000 and $318,100,000 for Janus Government Money Market Fund and Janus Money Market Fund, respectively.
See Notes to Financial Statements.

126 | JUNE 30, 2014

Statements of Operations - Money Market Funds

	Janus Government	Janus
For the year ended June 30, 2014	Money Market Fund	Money Market Fund

Investment Income:
Interest	$216,965	$1,345,272
Other Income	307	–
Total Investment Income	217,272	1,345,272
Expenses:
Advisory fees	330,626	2,443,145
Professional fees	46,490	58,467
Non-interested Trustees’ fees and expenses	4,096	28,374
Administrative services fees - Class D Shares	777,418	4,812,774
Administrative services fees - Class T Shares	30,686	1,009,981
Other expenses	58	534
Total Expenses	1,189,374	8,353,275
Less: Excess Expense Reimbursement	(976,220)	(7,041,133)
Net Expenses after Waivers and Expense Offsets	213,154	1,312,142
Net Investment Income	4,118	33,130
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	419	3,097
Total Change in Unrealized Net Appreciation/Depreciation	419	3,097
Net Increase in Net Assets Resulting from Operations	$4,537	$36,227

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 127

Statements of Changes in Net Assets - Money Market Funds

	Janus Government		Janus Money
	Money Market Fund		Market Fund
For each year ended June 30	2014	2013(1)	2014	2013(1)

Operations:
Net investment income	$4,118	$9,191	$33,130	$57,487
Net realized gain/(loss) on investments	–	–	–	–
Change in unrealized net appreciation/depreciation of non-interested Trustees’ deferred compensation	419	347	3,097	2,382
Net Increase in Net Assets Resulting from Operations	4,537	9,538	36,227	59,869
Dividends and Distributions to Shareholders:
Net Investment Income*
Class D Shares	(4,461)	(9,316)	(30,763)	(51,187)
Class T Shares	(174)	(288)	(5,997)	(8,544)
Net Realized Gain from Investment Transactions*
Class D Shares	–	–	–	–
Class T Shares	–	–	–	–
Net Decrease from Dividends and Distributions to Shareholders	(4,635)	(9,604)	(36,760)	(59,731)
Capital Share Transactions:
Shares Sold
Class D Shares	67,415,597	74,214,813	505,275,000	574,480,037
Class T Shares	4,359,035	4,552,346	149,911,496	109,752,804
Reinvested Dividends and Distributions
Class D Shares	3,218	7,596	22,626	40,143
Class T Shares	169	280	3,067	3,721
Shares Repurchased
Class D Shares	(77,352,703)	(81,354,180)	(589,111,762)	(586,410,431)
Class T Shares	(7,521,431)	(3,302,222)	(113,275,217)	(87,185,416)
Net Increase/(Decrease) from Capital Share Transactions	(13,096,115)	(5,881,367)	(47,174,790)	10,680,858
Net Increase/(Decrease) in Net Assets	(13,096,213)	(5,881,433)	(47,175,323)	10,680,996
Net Assets:
Beginning of period	181,748,075	187,629,508	1,267,618,208	1,256,937,212
End of period	$168,651,862	$181,748,075	$1,220,442,885	$1,267,618,208

Undistributed Net Investment Loss*	$(14,825)	$(14,669)	$(34,814)	$(32,862)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

128 | JUNE 30, 2014

Financial Highlights - Money Market Funds

Class D Shares

	Janus Government Money Market Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–(2)(3)	–(2)	–(2)	–(2)	–(2)
Net gain/(loss) on investments (both realized and unrealized)	–(2)	–(2)	–(2)	–(2)	–(2)
Total from Investment Operations	–	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)
Distributions (from capital gains)*	–	–	–(2)	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.01%	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$165,245	$175,179	$182,311	$189,249	$211,746
Average Net Assets for the Period (in thousands)	$169,002	$178,560	$190,180	$199,694	$209,798
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.69%	0.71%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.12%	0.18%	0.18%	0.23%	0.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	(0.03)%

Class D Shares

	Janus Money Market Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–(2)(3)	–(2)	–(2)	–(2)	–(2)
Net gain/(loss) on investments (both realized and unrealized)	–(2)	–(2)	–(2)	–(2)	–(2)
Total from Investment Operations	–	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)
Distributions (from capital gains)*	–	–	–(2)	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.00%	0.01%	0.00%
Net Assets, End of Period (in thousands)	$993,554	$1,077,369	$1,089,252	$1,105,288	$1,236,987
Average Net Assets for the Period (in thousands)	$1,046,368	$1,070,220	$1,131,399	$1,148,654	$1,244,263
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.67%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.10%	0.17%	0.14%	0.22%	0.24%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.01%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Less than $0.005 on a per share basis.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 129

Financial Highlights - Money Market Funds  (continued)

Class T Shares

For a share outstanding during each year or period ended June 30	Janus Government Money Market Fund
and the year ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–(2)(3)	–(2)	–(2)	–(2)	0.01(4)	–(2)
Net gain/(loss) on investments (both realized and unrealized)	–(2)	–(2)	–(2)	–(2)	(0.01)(4)	–(2)
Total from Investment Operations	–	–	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Distributions (from capital gains)*	–	–	–(2)	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.01%	0.00%	0.00%	0.02%	0.08%
Net Assets, End of Period (in thousands)	$3,406	$6,569	$5,319	$5,731	$4,446	$228,531
Average Net Assets for the Period (in thousands)	$6,393	$5,526	$5,267	$4,596	$100,419	$273,901
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.70%	0.73%	0.71%	0.74%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.12%	0.18%	0.18%	0.22%	0.24%	0.55%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.05%	0.10%

Class T Shares

For a share outstanding during each year or period	Janus Money Market Fund
ended June 30 and the year ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–(2)(3)	–(2)	–(2)	–(2)	–(2)	–(2)
Net gain/(loss) on investments (both realized and unrealized)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total from Investment Operations	–	–	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Distributions (from capital gains)*	–	–	–(2)	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.00%	0.01%	0.00%	0.18%
Net Assets, End of Period (in thousands)	$226,888	$190,249	$167,685	$164,553	$166,308	$1,517,715
Average Net Assets for the Period (in thousands)	$210,433	$178,310	$162,966	$163,660	$741,343	$1,785,483
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.69%	0.69%	0.71%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.10%	0.17%	0.14%	0.22%	0.25%	0.54%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.00%	0.20%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Less than $0.005 on a per share basis.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Due to decreased shares outstanding during the period, amounts shown for a share outstanding do not correspond with the aggregate net investment income and net gain/(loss) on investments.

See Notes to Financial Statements.

130 | JUNE 30, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Multi-Sector Income Fund, Janus Real Return Fund, Janus Short-Term Bond Fund and Janus Unconstrained Bond Fund (collectively, the “Fixed Income Funds”) and Janus Government Money Market Fund and Janus Money Market Fund (collectively, the “Money Market Funds”) are series funds. The Fixed Income Funds and the Money Market Funds (individually, a “Fund” and collectively, the “Funds”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period from February 28, 2014 (inception date) through June 30, 2014 for Janus Multi-Sector Income Fund, for the period from May 27, 2014 (inception date) through June 30, 2014 for Janus Unconstrained Bond Fund, and for the year ended June 30, 2014 for Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Real Return Fund, Janus Short-Term Bond Fund, and the Money Market Funds. The Trust offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. The Fixed Income Funds invest primarily in income-producing securities. The Money Market Funds invest primarily in short-term money market securities. Each Fixed Income Fund in this report is classified as diversified, as defined in the 1940 Act. Prior to May 12, 2014, Janus Real Return Fund was classified as nondiversified.

Each Fixed Income Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each Money Market Fund offers Class D Shares and Class T Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities

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exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fixed Income Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the

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fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December.

The Fixed Income Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted

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prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the year. The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fixed Income Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fixed Income Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Fixed Income Funds during the year ended June 30, 2014 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Fixed Income Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fixed Income Funds invest in a derivative for speculative purposes, the Fixed Income Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fixed Income Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Fixed Income Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fixed Income Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fixed Income Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fixed Income Fund may require the counterparty to post collateral if the Fixed Income Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fixed Income Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

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•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fixed Income Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fixed Income Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fixed Income Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fixed Income Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fixed Income Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fixed Income Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fixed Income Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

During the year, Janus Global Bond Fund entered into forward contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, Janus Global Bond Fund entered into forward contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the year, Janus Global Bond Fund entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the year, Janus Global Bond Fund and Janus Multi-Sector Income Fund entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by each Fund.

The following table provides average ending monthly contract amounts on purchased and sold forward contracts during the year ended June 30, 2014.

Fund	Purchased	Sold

Janus Global Bond Fund	$4,986,762,000	$56,648,077
Janus Multi-Sector Income Fund	–	329,769

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Notes to Financial Statements (continued)

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of June 30, 2014.

Fair Value of Derivative Instruments as of June 30, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Bond Fund
Currency Contracts	Forward currency contracts	$817,463	Forward currency contracts	$1,049,313

Janus Multi-Sector Income Fund
Currency Contracts			Forward currency contracts	$12,281

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended June 30, 2014.

The effect of Derivative Instruments on the Statements of Operations for the year ended June 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions

Janus Global Bond Fund
Currency Contracts	$(1,807,772)

Janus Multi-Sector Income Fund
Currency Contracts	$12,598

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Global Bond Fund
Currency Contracts	$(398,520)

Janus Multi-Sector Income Fund
Currency Contracts	$(12,281)

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Fixed Income Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented

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through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, each Fixed Income Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fixed Income Funds’ investments. In addition, the Fixed Income Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fixed Income Funds’ investments. To the extent that a Fixed Income Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fixed Income Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets

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Notes to Financial Statements (continued)

may be heightened to the extent a Fixed Income Fund invests in Chinese local market securities (also known as “A Shares”).

Loans
The Fixed Income Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of a Fixed Income Fund’s total assets. Below are descriptions of the types of loans held by the Fixed Income Funds as of June 30, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fixed Income Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fixed Income Funds may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fixed Income Funds generally expect to invest in fully funded term loans, certain of the loans in which the Fixed Income Funds may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fixed Income Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fixed Income Fund may pay fees such as facility fees. Such fees may affect the Fixed Income Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller

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conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Funds present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of June 30, 2014” table located in Note 2 of these Notes to Financial Statements.

Offsetting of Financial Assets and Derivative Assets
Janus Global Bond Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

JPMorgan Chase & Co.	$817,463	$(817,463)	$–	$–

Janus Government Money Market Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse Securities (USA) LLC	$30,700,000	$–	$(30,700,000)	$–
RBC Capital Markets Corp.	7,700,000	–	(7,700,000)	–

Total	$38,400,000	$–	$(38,400,000)	$–

Janus Fixed Income & Money Market Funds | 139

Notes to Financial Statements (continued)

Janus Money Market Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Goldman Sachs & Co.	$100,000,000	$–	$(100,000,000)	$–
HSBC Securities (USA), Inc.	50,000,000	–	(50,000,000)	–
RBC Capital Markets Corp.	143,100,000	–	(143,100,000)	–
Wells Fargo Securities LLC	25,000,000	–	(25,000,000)	–

Total	$318,100,000	$–	$(318,100,000)	$–

Offsetting of Financial Liabilities and Derivative Liabilities
Janus Global Bond Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Liabilities	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

JPMorgan Chase & Co.	$1,049,313	$(817,463)	$–	$231,850

Janus Multi-Sector Income Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Liabilities	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

JPMorgan Chase & Co.	$12,281	$–	$–	$12,281

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give a Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

A Fund does not exchange collateral on its forward currency contracts with its counterparties; however, a Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than a Fund’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of a Fund’s corresponding forward currency contracts.

A Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. A Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fixed Income Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Regulatory Risk
In July 2014, the SEC adopted additional rules applicable to money market funds which are intended to address perceived systematic risks associated with money market funds and to improve transparency for money market fund investors. Funds which do not meet the definitions of a retail money market fund or government money market fund will be required to have a floating NAV. The rules also contemplate the implementation of liquidity fees and redemption gates for non-government money market funds in times of market stress. The SEC also adopted additional diversification, stress-testing, and disclosure measures. Additionally, the Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had proposed certain recommendations for money market fund reform. There can be no assurance that there will not be future FSOC

140 | JUNE 30, 2014

action relating to money market funds. The ultimate impact of money market reform is uncertain, but changes may affect the Money Market Funds’ operations and/or the trading and value of money market instruments, which in turn could negatively affect the Money Market Funds’ yield and return potential.

Repurchase Agreements
Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Janus Fixed Income & Money Market Funds | 141

Notes to Financial Statements (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
			Investment
	Average		Advisory
	Daily Net Assets		Fee (%)
Fund	of the Fund		(annual rate)

Fixed Income
Janus Flexible Bond Fund	First $	300 Million	0.50
	Over $	300 Million	0.40
Janus Global Bond Fund	First $	1 Billion	0.60
	Next $	1 Billion	0.55
	Over $	2 Billion	0.50
Janus High-Yield Fund	First $	300 Million	0.65
	Over $	300 Million	0.55
Janus Multi-Sector Income Fund	First $	200 Million	0.60
	Next $	500 Million	0.57
	Over $	700 Million	0.55
Janus Real Return Fund	First $	1 Billion	0.55
	Next $	4 Billion	0.53
	Over $	5 Billion	0.50
Janus Short-Term Bond Fund	First $	300 Million	0.64
	Over $	300 Million	0.54
Janus Unconstrained Bond Fund	First $	1 Billion	0.65
	Next $	2 Billion	0.62
	Over $	3 Billion	0.60
Money Market
Janus Government Money Market Fund		All Asset Levels	0.20
Janus Money Market Fund		All Asset Levels	0.20

Class D Shares and Class T Shares of each Money Market Fund compensate Janus Capital an administration fee at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets. Janus Capital may voluntarily waive and/or reimburse administration fees to the extent necessary to assist the Money Market Funds in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Money Market Funds will maintain a positive yield.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares of the Fixed Income Funds for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Fixed Income Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Under separate distribution and shareholder servicing plans (each, a “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up

142 | JUNE 30, 2014

to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds. Payments under each Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fixed Income Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

		Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2013 to present)	1, 2013)

Fixed Income
Janus Flexible Bond Fund	0.51	0.55
Janus Global Bond Fund	0.75	0.75
Janus High-Yield Fund	0.69	0.78
Janus Multi-Sector Income Fund	0.71(1)	N/A
Janus Real Return Fund	0.76	0.76
Janus Short-Term Bond Fund	0.49	0.55
Janus Unconstrained Bond Fund	0.82(2)	N/A

(1)	February 28, 2014 (inception date) to present.
(2)	May 27, 2014 (inception date) to present.

For a period of three years subsequent to a Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule that was effective at commencement of operations, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the year ended June 30, 2014, Janus Capital recovered $51,080 from Janus Global Bond Fund. This amount is disclosed as “Recoupment expense” on the Statement of Operations. The recoupment of such reimbursements to Janus Capital by Janus Global Bond Fund expired December 28, 2013. For the year ended June 30, 2014, Janus Capital recovered $0 from Janus Real Return Fund. The recoupment of such reimbursements to Janus Capital by Janus Real Return Fund expired May 13, 2014.

For a period of three years subsequent to Janus Multi-Sector Income Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the year ended June 30, 2014, total reimbursement by Janus Capital was $211,760 for the Fund. As of June 30, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $211,760. The recoupment of such reimbursements expires February 28, 2017.

For a period of three years subsequent to Janus Unconstrained Bond Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the year ended June 30, 2014, total reimbursement by Janus Capital was $54,157 for the Fund. As of June 30, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $54,157. The recoupment of such reimbursements expires May 27, 2017.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the

Janus Fixed Income & Money Market Funds | 143

Notes to Financial Statements (continued)

case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Fixed Income Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $285,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $518,025 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares of Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Multi-Sector Income Fund, Janus Real Return Fund and Janus Unconstrained Bond Fund include a 4.75% upfront sales charge of the offering price. Class A Shares of Janus Short-Term Bond Fund include a 2.50% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$29,583
Janus Global Bond Fund	519
Janus High-Yield Fund	11,701
Janus Real Return Fund	129
Janus Short-Term Bond Fund	8,968

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2014, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Fixed Income
Janus Flexible Bond Fund	$303
Janus High-Yield Fund	980
Janus Short-Term Bond Fund	8,031

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended June 30, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Fixed Income
Janus Flexible Bond Fund	$116,687
Janus High-Yield Fund	10,267
Janus Short-Term Bond Fund	29,161

The Fixed Income Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fixed Income Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the

144 | JUNE 30, 2014

“Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

As of June 30, 2014, shares of the Funds were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Fund
Fund	Owned	Owned

Fixed Income
Janus Global Bond Fund - Class A Shares	–%	–%
Janus Global Bond Fund - Class C Shares	–	–
Janus Global Bond Fund - Class D Shares	–	–
Janus Global Bond Fund - Class I Shares	–	–
Janus Global Bond Fund - Class N Shares	100	87
Janus Global Bond Fund - Class S Shares	99	0
Janus Global Bond Fund - Class T Shares	–	–
Janus Multi-Sector Income Fund - Class A Shares	100	13
Janus Multi-Sector Income Fund - Class C Shares	98	13
Janus Multi-Sector Income Fund - Class D Shares	66	13
Janus Multi-Sector Income Fund - Class I Shares	100	13
Janus Multi-Sector Income Fund - Class N Shares	100	13
Janus Multi-Sector Income Fund - Class S Shares	98	13
Janus Multi-Sector Income Fund - Class T Shares	97	13
Janus Real Return Fund - Class A Shares	79	11
Janus Real Return Fund - Class C Shares	97	11
Janus Real Return Fund - Class D Shares	31	11
Janus Real Return Fund - Class I Shares	94	12
Janus Real Return Fund - Class S Shares	100	11
Janus Real Return Fund - Class T Shares	82	11
Janus Short-Term Bond Fund - Class A Shares	–	–
Janus Short-Term Bond Fund - Class C Shares	–	–
Janus Short-Term Bond Fund - Class D Shares	–	–
Janus Short-Term Bond Fund - Class I Shares	–	–
Janus Short-Term Bond Fund - Class N Shares	86	1
Janus Short-Term Bond Fund - Class S Shares	–	–
Janus Short-Term Bond Fund - Class T Shares	–	–
Janus Unconstrained Bond Fund - Class A Shares	100	32
Janus Unconstrained Bond Fund - Class C Shares	18	0
Janus Unconstrained Bond Fund - Class D Shares	20	0
Janus Unconstrained Bond Fund - Class I Shares	100	32
Janus Unconstrained Bond Fund - Class N Shares	100	0
Janus Unconstrained Bond Fund - Class S Shares	100	0
Janus Unconstrained Bond Fund - Class T Shares	100	32

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Fixed Income & Money Market Funds | 145

Notes to Financial Statements (continued)

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Fixed Income
Janus Flexible Bond Fund	$280,900	$–	$(51,941,850)	$–	$(12,727,508)	$(108,751)	$177,376,127
Janus Global Bond Fund	6,061,290	–	(5,220,410)	–	–	6,638	8,300,922
Janus High-Yield Fund	11,627,238	30,867,130	–	–	–	(46,049)	107,191,566
Janus Multi-Sector Income Fund	69,757	–	–	–	–	(1,188)	115,526
Janus Real Return Fund	25,987	–	(456,717)	–	(14,523)	(324)	278,116
Janus Short-Term Bond Fund	(7,218)	3,432,426	–	–	–	(49,298)	26,603,766
Janus Unconstrained Bond Fund	–	–	–	–	–	(33)	4,393
Money Market
Janus Government Money Market Fund	–	–	–	–	–	–	–
Janus Money Market Fund	–	–	–	–	–	–	–

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2014

	No Expiration		Accumulated
Fund	Short-Term	Long-Term	Capital Losses

Fixed Income
Janus Flexible Bond Fund	$(51,941,850)	$–	$(51,941,850)
Janus Global Bond Fund	(3,446,416)	(1,773,994)	(5,220,410)
Janus Real Return Fund	(441,682)	(15,035)	(456,717)

During the year ended June 30, 2014, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Fixed Income
Janus Real Return Fund	$77,474

146 | JUNE 30, 2014

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Fixed Income
Janus Flexible Bond Fund	$6,455,137,714	$188,347,010	$(10,970,883)
Janus Global Bond Fund	277,625,940	8,739,581	(438,659)
Janus High-Yield Fund	2,666,466,552	114,923,466	(7,731,900)
Janus Multi-Sector Income Fund	13,449,190	165,592	(50,066)
Janus Real Return Fund	18,235,887	334,195	(56,079)
Janus Short-Term Bond Fund	3,043,233,339	29,640,391	(3,036,625)
Janus Unconstrained Bond Fund	12,672,772	13,012	(8,619)
Money Market
Janus Government Money Market Fund	168,380,071	–	–
Janus Money Market Fund	1,221,131,012	–	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Fixed Income
Janus Flexible Bond Fund	$180,143,105	$65,122,463	$–	$–
Janus Global Bond Fund	8,399,847	–	–	–
Janus High-Yield Fund	158,690,779	60,032,855	–	–
Janus Multi-Sector Income Fund	164,363	–	–	–
Janus Real Return Fund	443,315	–	–	–
Janus Short-Term Bond Fund	42,691,217	7,042,150	–	–
Janus Unconstrained Bond Fund	–	–	–	(173)
Money Market
Janus Government Money Market Fund	4,635	–	–	–
Janus Money Market Fund	36,760	–	–	–

For the year ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Fixed Income
Janus Flexible Bond Fund	$230,953,981	$53,752,539	$–	$–
Janus Global Bond Fund	1,704,541	259,818	1,705,596	–
Janus High-Yield Fund	151,863,944	3,616,537	–	–
Janus Real Return Fund	143,901	–	82,764	–
Janus Short-Term Bond Fund	53,934,259	13,365,749	–	–
Money Market
Janus Government Money Market Fund	9,603	–	–	–
Janus Money Market Fund	59,731	–	–	–

Janus Fixed Income & Money Market Funds | 147

Notes to Financial Statements (continued)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Funds:

		Increase/(Decrease) to	Increase/(Decrease) to
	Increase/(Decrease)	Undistributed Net	Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Fixed Income
Janus Flexible Bond Fund	$–	$29,625,105	$(29,625,105)
Janus Global Bond Fund	(2)	1,670,048	(1,670,046)
Janus High-Yield Fund	1	768,646	(768,647)
Janus Multi-Sector Income Fund	–	13,143	(13,143)
Janus Real Return Fund	61,019	2,315	(63,334)
Janus Short-Term Bond Fund	–	395,962	(395,962)
Janus Unconstrained Bond Fund	(173)	3,186	(3,013)
Money Market
Janus Government Money Market Fund	(361)	361	–
Janus Money Market Fund	(1,678)	1,678	–

6.	Capital Share Transactions

					Janus
	Janus Flexible		Janus Global		High-Yield
For each year or period ended June 30	Bond Fund		Bond Fund		Fund
Fixed Income	2014	2013(1)	2014(2)	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	23,078,594	29,876,404	451,408	178,385	16,379,638	15,840,496
Reinvested dividends and distributions	2,327,063	3,251,080	7,785	23,416	2,886,495	1,935,025
Shares repurchased	(31,350,775)	(28,863,574)	(342,260)	(218,032)	(17,021,962)	(12,142,822)
Net Increase/(Decrease) in Fund Shares	(5,945,118)	4,263,910	116,933	(16,231)	2,244,171	5,632,699
Shares Outstanding, Beginning of Period	68,583,811	64,319,901	471,850	488,081	35,175,937	29,543,238
Shares Outstanding, End of Period	62,638,693	68,583,811	588,783	471,850	37,420,108	35,175,937
Transactions in Fund Shares – Class C Shares:
Shares sold	4,803,012	14,137,539	87,881	30,167	1,025,930	1,981,631
Reinvested dividends and distributions	784,533	1,277,483	1,804	8,576	555,288	420,694
Shares repurchased	(18,205,625)	(13,439,525)	(132,585)	(50,754)	(2,195,195)	(2,389,374)
Net Increase/(Decrease) in Fund Shares	(12,618,080)	1,975,497	(42,900)	(12,011)	(613,977)	12,951
Shares Outstanding, Beginning of Period	41,220,136	39,244,639	167,633	179,644	8,718,358	8,705,407
Shares Outstanding, End of Period	28,602,056	41,220,136	124,733	167,633	8,104,381	8,718,358
Transactions in Fund Shares – Class D Shares:
Shares sold	5,385,467	11,529,989	765,775	546,963	8,784,135	9,427,228
Reinvested dividends and distributions	2,530,832	3,515,865	25,162	58,427	2,978,903	2,142,821
Shares repurchased	(17,185,766)	(17,509,142)	(558,517)	(580,705)	(8,118,551)	(8,602,910)
Net Increase/(Decrease) in Fund Shares	(9,269,467)	(2,463,288)	232,420	24,685	3,644,487	2,967,139
Shares Outstanding, Beginning of Period	71,515,270	73,978,558	1,002,541	977,856	39,478,576	36,511,437
Shares Outstanding, End of Period	62,245,803	71,515,270	1,234,961	1,002,541	43,123,063	39,478,576
Transactions in Fund Shares – Class I Shares:
Shares sold	176,359,574	187,123,458	780,117	22,937,954	43,093,850	23,178,273
Reinvested dividends and distributions	10,828,299	8,091,906	168,526	239,890	3,267,472	1,737,716
Shares repurchased	(137,388,121)	(73,139,893)	(24,465,266)	(794,201)	(21,384,510)	(25,862,446)
Net Increase/(Decrease) in Fund Shares	49,799,752	122,075,471	(23,516,623)	22,383,643	24,976,812	(946,457)
Shares Outstanding, Beginning of Period	278,012,208	155,936,737	23,798,657	1,415,014	25,852,399	26,798,856
Shares Outstanding, End of Period	327,811,960	278,012,208	282,034	23,798,657	50,829,211	25,852,399

148 | JUNE 30, 2014

					Janus
	Janus Flexible		Janus Global		High-Yield
For each year or period ended June 30	Bond Fund		Bond Fund		Fund
Fixed Income	2014	2013(1)	2014(2)	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class N Shares:
Shares sold	18,117,292	5,880,258	24,192,805	N/A	1,700,178	969,423
Reinvested dividends and distributions	676,180	1,056,281	542,989	N/A	68,487	60,872
Shares repurchased	(3,743,660)	(24,142,602)	(1,203,788)	N/A	(449,478)	(780,959)
Net Increase/(Decrease) in Fund Shares	15,049,812	(17,206,063)	23,532,006	N/A	1,319,187	249,336
Shares Outstanding, Beginning of Period	6,169,588	23,375,651	N/A	N/A	736,814	487,478
Shares Outstanding, End of Period	21,219,400	6,169,588	23,532,006	N/A	2,056,001	736,814
Transactions in Fund Shares – Class R Shares:
Shares sold	1,253,275	1,595,009	N/A	N/A	133,266	108,391
Reinvested dividends and distributions	64,386	104,015	N/A	N/A	10,552	6,288
Shares repurchased	(2,016,550)	(1,249,050)	N/A	N/A	(122,262)	(52,588)
Net Increase/(Decrease) in Fund Shares	(698,889)	449,974	N/A	N/A	21,556	62,091
Shares Outstanding, Beginning of Period	2,865,804	2,415,830	N/A	N/A	182,361	120,270
Shares Outstanding, End of Period	2,166,915	2,865,804	N/A	N/A	203,917	182,361
Transactions in Fund Shares – Class S Shares:
Shares sold	6,265,720	2,988,055	394	–	116,163	186,994
Reinvested dividends and distributions	288,636	326,566	1,585	4,486	59,764	45,210
Shares repurchased	(2,788,773)	(2,984,975)	(54,401)	–	(394,394)	(167,633)
Net Increase/(Decrease) in Fund Shares	3,765,583	329,646	(52,422)	4,486	(218,467)	64,571
Shares Outstanding, Beginning of Period	7,163,114	6,833,468	91,775	87,289	753,435	688,864
Shares Outstanding, End of Period	10,928,697	7,163,114	39,353	91,775	534,968	753,435
Transactions in Fund Shares – Class T Shares:
Shares sold	33,924,267	40,745,372	1,119,082	743,081	38,970,092	46,510,219
Reinvested dividends and distributions	4,232,641	5,906,794	21,213	18,248	12,406,893	9,462,691
Shares repurchased	(42,477,906)	(54,187,383)	(729,190)	(278,829)	(38,864,180)	(53,585,990)
Net Increase/(Decrease) in Fund Shares	(4,320,998)	(7,535,217)	411,105	482,500	12,512,805	2,386,920
Shares Outstanding, Beginning of Period	111,093,020	118,628,237	703,705	221,205	143,331,756	140,944,836
Shares Outstanding, End of Period	106,772,022	111,093,020	1,114,810	703,705	155,844,561	143,331,756

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.
(2)	Period from October 28, 2013 (inception date) through June 30, 2014 for Class N Shares.

Janus Fixed Income & Money Market Funds | 149

Notes to Financial Statements (continued)

	Janus	Janus		Janus		Janus
	Multi-Sector	Real Return		Short-Term		Unconstrained
For each year or period ended June 30	Income Fund	Fund		Bond Fund		Bond Fund
Fixed Income	2014(1)	2014	2013(2)	2014	2013(2)	2014(3)

Transactions in Fund Shares – Class A Shares:
Shares sold	171,428	50,923	6,077	28,723,148	29,022,385	393,333
Reinvested dividends and distributions	2,250	6,084	3,239	798,255	1,188,758	–
Shares repurchased	–	(711)	(504,242)	(23,929,246)	(117,360,771)	–
Net Increase/(Decrease) in Fund Shares	173,678	56,296	(494,926)	5,592,157	(87,149,628)	393,333
Shares Outstanding, Beginning of Period	–	213,103	708,029	50,224,369	137,373,997	–
Shares Outstanding, End of Period	173,678	269,399	213,103	55,816,526	50,224,369	393,333
Transactions in Fund Shares – Class C Shares:
Shares sold	175,403	2,573	3,830	6,569,097	9,264,045	27,160
Reinvested dividends and distributions	1,837	3,809	957	164,193	280,821	–
Shares repurchased	(8)	(2,574)	(474,059)	(9,993,852)	(8,470,583)	–
Net Increase/(Decrease) in Fund Shares	177,232	3,808	(469,272)	(3,260,562)	1,074,283	27,160
Shares Outstanding, Beginning of Period	–	206,171	675,443	25,694,344	24,620,061	–
Shares Outstanding, End of Period	177,232	209,979	206,171	22,433,782	25,694,344	27,160
Transactions in Fund Shares – Class D Shares:
Shares sold	268,015	373,314	204,370	14,893,837	17,146,784	25,379
Reinvested dividends and distributions	2,940	15,575	6,197	1,126,612	1,535,378	–
Shares repurchased	(5,798)	(160,617)	(549,693)	(18,780,805)	(17,608,005)	–
Net Increase/(Decrease) in Fund Shares	265,157	228,272	(339,126)	(2,760,356)	1,074,157	25,379
Shares Outstanding, Beginning of Period	–	459,132	798,258	68,290,712	67,216,555	–
Shares Outstanding, End of Period	265,157	687,404	459,132	65,530,356	68,290,712	25,379
Transactions in Fund Shares – Class I Shares:
Shares sold	171,429	7,263	14,118	95,191,849	79,356,526	393,333
Reinvested dividends and distributions	2,392	6,494	5,789	1,595,674	1,531,492	–
Shares repurchased	–	(9,906)	(485,859)	(72,857,705)	(66,792,825)	–
Net Increase/(Decrease) in Fund Shares	173,821	3,851	(465,952)	23,929,818	14,095,193	393,333
Shares Outstanding, Beginning of Period	–	229,017	694,969	103,469,623	89,374,430	–
Shares Outstanding, End of Period	173,821	232,868	229,017	127,399,441	103,469,623	393,333
Transactions in Fund Shares – Class N Shares:
Shares sold	171,429	N/A	N/A	6,150,005	6,160,610	5,000
Reinvested dividends and distributions	2,393	N/A	N/A	274,551	305,183	–
Shares repurchased	–	N/A	N/A	(7,139,855)	(5,278,928)	–
Net Increase/(Decrease) in Fund Shares	173,822	N/A	N/A	(715,299)	1,186,865	5,000
Shares Outstanding, Beginning of Period	–	N/A	N/A	12,323,993	11,137,128	–
Shares Outstanding, End of Period	173,822	N/A	N/A	11,608,694	12,323,993	5,000
Transactions in Fund Shares – Class S Shares:
Shares sold	175,818	–	458	333,566	1,282,665	5,000
Reinvested dividends and distributions	2,140	5,100	2,508	19,924	32,812	–
Shares repurchased	(406)	–	(470,295)	(784,980)	(1,291,127)	–
Net Increase/(Decrease) in Fund Shares	177,552	5,100	(467,329)	(431,490)	24,350	5,000
Shares Outstanding, Beginning of Period	–	205,559	672,888	1,690,170	1,665,820	–
Shares Outstanding, End of Period	177,552	210,659	205,559	1,258,680	1,690,170	5,000

150 | JUNE 30, 2014

	Janus	Janus		Janus		Janus
	Multi-Sector	Real Return		Short-Term		Unconstrained
For each year or period ended June 30	Income Fund	Fund		Bond Fund		Bond Fund
Fixed Income	2014(1)	2014	2013(2)	2014	2013(2)	2014(3)

Transactions in Fund Shares – Class T Shares:
Shares sold	178,754	121,654	30,283	250,374,476	363,510,325	394,833
Reinvested dividends and distributions	2,302	7,410	4,542	11,353,809	15,520,440	–
Shares repurchased	(597)	(77,535)	(509,067)	(294,769,938)	(310,882,609)	–
Net Increase/(Decrease) in Fund Shares	180,459	51,529	(474,242)	(33,041,653)	68,148,156	394,833
Shares Outstanding, Beginning of Period	–	210,933	685,175	723,339,071	655,190,915	–
Shares Outstanding, End of Period	180,459	262,462	210,933	690,297,418	723,339,071	394,833

(1)	Period from February 28, 2014 (inception date) through June 30, 2014.
(2)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.
(3)	Period from May 27, 2014 (inception date) through June 30, 2014.

Janus Fixed Income & Money Market Funds | 151

Notes to Financial Statements (continued)

	Janus Government
For each year ended June 30	Money Market Fund		Janus Money Market Fund
Money Market	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class D Shares:
Shares sold	67,415,576	74,214,813	505,274,999	574,480,037
Reinvested dividends and distributions	3,218	7,596	22,626	40,143
Shares repurchased	(77,352,703)	(81,354,180)	(589,111,760)	(586,410,429)
Net Increase/(Decrease) in Fund Shares	(9,933,909)	(7,131,771)	(83,814,135)	(11,890,249)
Shares Outstanding, Beginning of Period	175,194,257	182,326,028	1,077,392,268	1,089,282,517
Shares Outstanding, End of Period	165,260,348	175,194,257	993,578,133	1,077,392,268
Transactions in Fund Shares – Class T Shares:
Shares sold	4,359,015	4,552,346	149,911,036	109,752,803
Reinvested dividends and distributions	169	280	3,067	3,721
Shares repurchased	(7,521,431)	(3,302,222)	(113,275,217)	(87,185,416)
Net Increase/(Decrease) in Fund Shares	(3,162,247)	1,250,404	36,638,886	22,571,108
Shares Outstanding, Beginning of Period	6,569,062	5,318,658	190,257,795	167,686,687
Shares Outstanding, End of Period	3,406,815	6,569,062	226,896,681	190,257,795

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the year ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Fixed Income
Janus Flexible Bond Fund	$2,751,388,011	$2,632,355,333	$4,605,194,794	$4,433,003,646
Janus Global Bond Fund	330,026,725	281,716,078	115,653,829	150,443,507
Janus High-Yield Fund	1,957,670,702	1,621,381,622	–	–
Janus Multi-Sector Income Fund	16,643,944	4,903,585	2,373,512	1,307,026
Janus Real Return Fund	9,674,147	4,986,442	10,409,199	9,433,543
Janus Short-Term Bond Fund	1,462,848,928	1,544,319,917	831,925,554	767,991,489
Janus Unconstrained Bond Fund	4,042,549	324,412	2,174,259	597,207

8.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

152 | JUNE 30, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Multi-Sector Income Fund, Janus Real Return Fund, Janus Short-Term Bond Fund, Janus Unconstrained Bond Fund, Janus Government Money Market Fund, and Janus Money Market Fund (nine of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2014 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 14, 2014

Janus Fixed Income & Money Market Funds | 153

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

154 | JUNE 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

162 | JUNE 30, 2014

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Fixed Income & Money Market Funds | 163

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD FOR JANUS MULTI-SECTOR INCOME FUND AND JANUS UNCONSTRAINED BOND FUND

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom is affiliated with Janus Capital, the investment adviser of Janus Multi-Sector Income Fund and Janus Unconstrained Bond Fund (each a “New Fund” and collectively, the “New Funds”), met on November 7, 2013 to consider the proposed investment advisory agreement for each New Fund. In the course of their consideration of each of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees also had been provided and had considered, and were in the process of considering, various data and information in connection with their annual consideration of the investment advisory agreements in place with Janus Capital, and certain of that data was relevant to their consideration of the proposed agreement with Janus Capital for each New Fund. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreement for each New Fund for an initial term through February 2016, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services to be provided by Janus Capital, taking into account the investment objective and strategies of each New Fund and the similar type services currently provided by Janus Capital to other funds in the complex. In addition, the Trustees reviewed the resources and key personnel of Janus Capital that will be providing investment and risk management services to each New Fund. The Trustees also considered other services provided to the New Funds by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees noted the use of Quantum, a system built by Janus Capital, to analyze portfolio risk. The Trustees considered Janus Capital’s role as administrator to each New Fund, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to each New Fund’s investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services to be provided by Janus Capital were appropriate and consistent with the terms of each New Fund’s proposed investment advisory agreement. They

164 | JUNE 30, 2014

also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to serve the New Funds effectively.

Costs of Services Provided

The Trustees noted the information regarding the proposed fees and expenses of each New Fund in comparison to similar information for other comparable funds. The Trustees noted that they had previously reviewed, and were in the process of reviewing, management fees charged by Janus Capital to non-mutual fund clients, including those for which Janus Capital provides only portfolio management services. The Trustees noted servicing that is provided by Janus Capital for each New Fund relative to those other clients, including regulatory compliance and administration services, and that, in serving the New Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the proposed advisory fee payable by each New Fund was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement for each New Fund agreed to by Janus Capital. The Trustees noted the differences in investment style between each New Fund that resulted in differences in fee rates, taking into consideration the peer group selection and the fees charged by those peers.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of each New Fund increase. The Trustees noted that the proposed annual advisory fee rates, which included potential breakpoints as assets increased, provided the opportunity for shareholders to share the benefits of any economies of scale that may be present. The Trustees also noted that each New Fund is part of the overall Janus funds complex, which means, among other things, that the New Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the New Funds. They recognized that two affiliates of Janus Capital separately serve the New Funds as transfer agent and distributor, respectively. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements, and the fees to be paid by each New Fund under those agreements, each New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. The Trustees considered potential benefits to Janus Capital and its affiliates from Janus Capital’s participation in creditor committees formed to address issues related to investments by each New Fund. They concluded that the success of the New Funds could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Funds.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement for each New Fund.

Janus Fixed Income & Money Market Funds | 165

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

166 | JUNE 30, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Fixed Income & Money Market Funds | 167

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

168 | JUNE 30, 2014

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended June 30, 2014:

Capital Gain Distributions

Fund

Fixed Income
Janus Flexible Bond Fund	$65,122,462
Janus High-Yield Fund	60,032,853
Janus Short-Term Bond Fund	7,042,150

Dividends Received Deduction Percentage

Fund

Fixed Income
Janus Flexible Bond Fund	6%
Janus Real Return Fund	5%

Qualified Dividend Income Percentage

Fund

Fixed Income
Janus Flexible Bond Fund	5%
Janus Real Return Fund	3%

Janus Fixed Income & Money Market Funds | 169

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Fixed Income & Money Market Funds | 171

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

172 | JUNE 30, 2014

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

Janus Fixed Income & Money Market Funds | 173

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	5/11-Present	Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager for ING (2000-2011).

John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.

John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.

Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.

Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Real Return Fund	10/13-Present	Research Analyst for Janus Capital.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager
Janus High-Yield Fund

Executive Vice President and Co-Portfolio Manager
Janus Flexible Bond Fund

Executive Vice President and Co-Portfolio Manager
Janus Short-Term Bond Fund

Executive Vice President and Co-Portfolio Manager
Janus Global Bond Fund

Executive Vice President and Co-Portfolio Manager
Janus Real Return Fund

Executive Vice President and Co-Portfolio Manager
	Janus Unconstrained Bond Fund	12/03-Present 5/07-Present 7/10-Present 12/10-Present 5/11-Present 5/14-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Government Money Market Fund Executive Vice President and Portfolio Manager Janus Money Market Fund	2/99-Present 2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager
Janus Flexible Bond Fund

Executive Vice President and Co-Portfolio Manager
Janus Short-Term Bond Fund

Executive Vice President and Co-Portfolio Manager
Janus High-Yield Fund

Executive Vice President and Co-Portfolio Manager
Janus Global Bond Fund

Executive Vice President and Co-Portfolio Manager
Janus Real Return Fund

Executive Vice President and Co-Portfolio Manager
	Janus Unconstrained Bond Fund	5/07-Present 5/07-Present 7/08-Present 12/10-Present 10/12-Present 5/14-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery† 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-7/14	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
† Ms. Beery has announced her intention to retire in third quarter 2014.

Janus Fixed Income & Money Market Funds | 175

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC
(since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

176 | JUNE 30, 2014

Notes

Janus Fixed Income & Money Market Funds | 177

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70766	125-02-93004 08-14

annual report
June 30, 2014

Janus Mathematical Funds

INTECH Global Dividend Fund
INTECH International Fund
INTECH U.S. Core Fund
INTECH U.S. Growth Fund
INTECH U.S. Value Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Mathematical Funds

INTECH Global Dividend Fund (unaudited)

FUND SNAPSHOT
We believe we can add value using natural stock price volatility through a mathematically-based, risk-managed process. We do not pick individual stocks or forecast their excess returns, but use natural stock price volatility and correlation characteristics to attempt to generate an excess return. Essentially, we adjust the capitalization weights of a benchmark portfolio to potentially more efficient combinations.
Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, INTECH Global Dividend Fund’s Class I Shares returned 22.09%. This compares to the 24.05% return posted by the MSCI World Index, the Fund’s primary benchmark, for the same time period. The Fund’s secondary benchmark, the MSCI World High Dividend Yield Index, returned 23.04%.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to manage the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

Relative volatility, which refers to stocks moving in relation to one another and to an index, was fairly stable over the past 12 months. This environment tends to be conducive to INTECH’s investment process.

An overall decrease in market diversity over the past 12 months reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average. The Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, faced a headwind from the overall decrease in market diversity over the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s overweight allocation to the industrials sector contributed to the Fund’s return over the period. However, an underweight to the best-performing energy sector detracted.

In INTECH’s history, which spans more than 27 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term growth of capital and income.

OUTLOOK

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we seek to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH Global Dividend Fund.

Janus Mathematical Funds | 1

INTECH Global Dividend Fund (unaudited)

INTECH Global Dividend Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

AstraZeneca PLC Pharmaceuticals	2.3%
Lockheed Martin Corp. Aerospace & Defense	2.3%
Teva Pharmaceutical Industries, Ltd. Pharmaceuticals	1.8%
Lorillard, Inc. Tobacco	1.6%
Raytheon Co. Aerospace & Defense	1.6%

9.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of June 30, 2013

2 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014			Expense Ratios – per the October 28, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Global Dividend Fund – Class A Shares

NAV	21.79%	16.85%	2.69%	0.77%

MOP	14.77%	14.16%

INTECH Global Dividend Fund- Class C Shares

NAV	20.83%	15.98%	3.50%	1.50%

CDSC	19.83%	15.98%

INTECH Global Dividend Fund – Class D Shares(1)	21.92%	16.89%	2.57%	0.65%

INTECH Global Dividend Fund – Class I Shares	22.09%	17.15%	2.45%	0.52%

INTECH Global Dividend Fund – Class S Shares	21.99%	16.88%	2.96%	1.00%

INTECH Global Dividend Fund – Class T Shares	21.84%	16.93%	2.69%	0.75%

MSCI World IndexSM	24.05%	20.69%

MSCI World High Dividend Yield Index	23.04%	18.35%

Morningstar Quartile – Class I Shares	3rd	4th

Morningstar Ranking – based on total returns for World Stock Funds	654/1,127	724/931

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Mathematical Funds | 3

INTECH Global Dividend Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Until three years from inception, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

4 | JUNE 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,066.50	$4.25	$1,000.00	$1,020.68	$4.16	0.83%

Class C Shares	$1,000.00	$1,062.50	$8.13	$1,000.00	$1,016.91	$7.95	1.59%

Class D Shares	$1,000.00	$1,067.50	$3.38	$1,000.00	$1,021.52	$3.31	0.66%

Class I Shares	$1,000.00	$1,067.90	$2.72	$1,000.00	$1,022.17	$2.66	0.53%

Class S Shares	$1,000.00	$1,069.40	$1.74	$1,000.00	$1,023.11	$1.71	0.34%

Class T Shares	$1,000.00	$1,067.60	$3.43	$1,000.00	$1,021.47	$3.36	0.67%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Mathematical Funds | 5

INTECH Global Dividend Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Common Stock – 98.8%
Aerospace & Defense – 5.1%
18,051	BAE Systems PLC	$133,717
18,649	Cobham PLC	99,661
2,800	Lockheed Martin Corp.	450,044
3,500	Raytheon Co.	322,875
11,000	Singapore Technologies Engineering, Ltd.	33,531

		1,039,828
Air Freight & Logistics – 0.2%
9,805	Toll Holdings, Ltd.	47,145
Auto Components – 0.9%
1,156	Cie Generale des Etablissements Michelin	138,116
994	Nokian Renkaat Oyj	38,788

		176,904
Automobiles – 1.1%
1,000	Daihatsu Motor Co., Ltd.	17,780
1,898	Daimler AG	177,755
800	General Motors Co.	29,040

		224,575
Building Products – 1.0%
2,220	Cie de Saint-Gobain	125,248
205	Geberit AG	71,979

		197,227
Capital Markets – 1.7%
4,768	Aberdeen Asset Management PLC	37,033
2,400	CI Financial Corp.	78,845
13,540	ICAP PLC	88,044
400	IGM Financial, Inc.	19,151
13,594	Investec PLC	125,382

		348,455
Chemicals – 1.7%
300	Agrium, Inc.	27,486
133	BASF SE	15,484
600	EI du Pont de Nemours & Co.	39,264
37	Givaudan SA	61,722
10,861	Incitec Pivot, Ltd.	29,695
4,402	Israel Chemicals, Ltd.	37,721
327	Koninklijke DSM NV	23,815
1,020	Orica, Ltd.	18,733
1,400	Potash Corp. of Saskatchewan, Inc.	53,250
723	Yara International ASA	36,233

		343,403
Commercial Banks – 2.7%
679	Australia & New Zealand Banking Group, Ltd.	21,343
8,200	Bank of East Asia, Ltd.	34,016
1,800	Bank of Montreal	132,575
300	Bank of Nova Scotia	20,004
6,089	Bendigo and Adelaide Bank, Ltd.	70,037
6,000	BOC Hong Kong Holdings, Ltd.	17,380
1,200	Canadian Imperial Bank of Commerce	109,213
1,000	DBS Group Holdings, Ltd.	13,436
3,500	Hang Seng Bank, Ltd.	57,173
2,000	Oversea-Chinese Banking Corp., Ltd.	15,322
200	Royal Bank of Canada	14,299
500	Toronto-Dominion Bank	25,743
1,000	United Overseas Bank, Ltd.	18,065

		548,606
Commercial Services & Supplies – 1.2%
1,959	Brambles, Ltd.	16,973
789	Edenred	23,923
22,989	G4S PLC	100,392
2,282	Securitas AB – Class B	27,075
1,600	Waste Management, Inc.	71,568

		239,931
Communications Equipment – 0.4%
1,300	Cisco Systems, Inc.	32,305
4,152	Telefonaktiebolaget LM Ericsson – Class B	50,194

		82,499
Construction & Engineering – 2.6%
2,054	Bouygues SA	85,467
1,569	Koninklijke Boskalis Westminster NV	89,981
5,640	Skanska AB – Class B	128,765
3,000	Vinci SA	224,276

		528,489
Containers & Packaging – 0.4%
2,134	Amcor, Ltd.	20,984
400	MeadWestvaco Corp.	17,704
3,758	Rexam PLC	34,404

		73,092
Distributors – 0.4%
600	Genuine Parts Co.	52,680
1,000	Jardine Cycle & Carriage, Ltd.	35,505

		88,185
Diversified Consumer Services – 0.2%
1,300	H&R Block, Inc.	43,576
Diversified Financial Services – 0.3%
1,021	ASX, Ltd.	34,307
1,017	Industrivarden AB – Class C	20,098
3,000	Singapore Exchange, Ltd.	16,725

		71,130
Diversified Telecommunication Services – 4.4%
1,200	AT&T, Inc.	42,432
500	BCE, Inc.	22,683
3,925	Belgacom SA	130,242
1,000	Bell Aliant, Inc.	26,141
2,704	Elisa Oyj	82,710
2,143	Inmarsat PLC	27,411
400	Nippon Telegraph & Telephone Corp.	24,950
53,000	PCCW, Ltd.	31,594
6,000	Singapore Telecommunications, Ltd.	18,530
483	Swisscom AG	280,833
8,611	TDC A/S	89,126
792	Telenor ASA	18,044
3,578	TeliaSonera AB	26,146
17,183	Telstra Corp., Ltd.	84,403

		905,245
Electric Utilities – 7.6%
1,400	American Electric Power Co., Inc.	78,078
5,000	Cheung Kong Infrastructure Holdings, Ltd.	34,483
2,000	CLP Holdings, Ltd.	16,412
8,744	Contact Energy, Ltd.	40,640
266	Duke Energy Corp.	19,734
43,369	EDP – Energias de Portugal SA	217,572
2,200	Entergy Corp.	180,598

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Electric Utilities – (continued)
400	Fortis, Inc.	$12,174
3,999	Fortum Oyj	107,374
400	NextEra Energy, Inc.	40,992
362	Northeast Utilities	17,112
700	OGE Energy Corp.	27,356
300	Pinnacle West Capital Corp.	17,352
11,000	Power Assets Holdings, Ltd.	96,159
700	PPL Corp.	24,871
2,543	Red Electrica Corp. SA#	232,590
500	Southern Co.	22,690
9,156	SSE PLC	245,512
19,770	Terna Rete Elettrica Nazionale SpA	104,271
600	Xcel Energy, Inc.	19,338

		1,555,308
Electrical Equipment – 0%
343	ABB, Ltd.	7,900
Energy Equipment & Services – 1.3%
836	Aker Solutions ASA	14,533
3,195	AMEC PLC	66,427
600	Ensco PLC – Class A	33,342
1,100	Noble Corp. PLC	36,916
3,032	Petrofac, Ltd.	62,415
987	Seadrill, Ltd.	39,162
612	WorleyParsons, Ltd.	10,046

		262,841
Food & Staples Retailing – 3.4%
237	Casino Guichard Perrachon SA	31,421
1,485	Delhaize Group SA	100,464
8,806	J Sainsbury PLC	47,542
2,982	Koninklijke Ahold NV	55,977
700	Lawson, Inc.	52,522
15,710	Metcash, Ltd.	39,102
400	Sysco Corp.	14,980
3,628	Tesco PLC	17,644
2,054	Wesfarmers, Ltd.	81,024
11,074	WM Morrison Supermarkets PLC	34,754
6,454	Woolworths, Ltd.	214,308

		689,738
Food Products – 1.4%
400	Campbell Soup Co.	18,324
1,300	ConAgra Foods, Inc.	38,584
500	General Mills, Inc.	26,270
400	Kellogg Co.	26,280
600	Kraft Foods Group, Inc.	35,970
103	Nestle SA	7,981
9,712	Orkla ASA	86,557
2,738	Tate & Lyle PLC	32,070
217	Unilever NV	9,495
301	Unilever PLC	13,655

		295,186
Gas Utilities – 2.1%
2,161	Enagas SA	69,533
6,805	Gas Natural SDG SA#	214,907
22,682	Snam SpA	136,648

		421,088
Health Care Equipment & Supplies – 0.1%
263	Cochlear, Ltd.	15,299
Health Care Providers & Services – 0.5%
5,663	Sonic Healthcare, Ltd.	92,526
Hotels, Restaurants & Leisure – 2.0%
700	Darden Restaurants, Inc.	32,389
1,259	Flight Centre Travel Group, Ltd.	52,762
200	McDonald’s Corp.	20,148
15,000	SJM Holdings, Ltd.	37,586
12,176	Tatts Group, Ltd.	37,538
8,855	TUI Travel PLC	60,307
5,286	William Hill PLC	29,669
35,600	Wynn Macau, Ltd.	139,640

		410,039
Household Durables – 1.3%
551	Electrolux AB	13,941
1,900	Garmin, Ltd.#	115,710
2,600	Husqvarna AB – Class B	20,221
2,300	Leggett & Platt, Inc.	78,844
2,100	Sekisui House, Ltd.	28,798

		257,514
Household Products – 1.4%
800	Clorox Co.	73,120
1,100	Kimberly-Clark Corp.	122,342
915	Reckitt Benckiser Group PLC	79,852

		275,314
Industrial Conglomerates – 1.2%
2,000	Keppel Corp., Ltd.	17,311
18,000	NWS Holdings, Ltd.	33,398
3,000	SembCorp Industries, Ltd.	12,923
1,392	Siemens AG	183,828

		247,460
Information Technology Services – 0.6%
800	Paychex, Inc.	33,248
4,800	Western Union Co.	83,232

		116,480
Insurance – 7.0%
3,826	Admiral Group PLC	101,413
76	Allianz SE	12,664
2,855	AXA SA	68,233
1,400	Cincinnati Financial Corp.	67,256
3,690	CNP Assurances	76,594
25,394	Direct Line Insurance Group PLC	117,239
6,539	Gjensidige Forsikring ASA	117,303
1,200	Great-West Lifeco, Inc.	33,945
409	Hannover Rueck SE	36,854
8,713	Insurance Australia Group, Ltd.	47,973
67,074	Legal & General Group PLC	258,705
9,009	Mapfre SA	35,908
101	Muenchener Rueckversicherungs AG	22,389
5,137	Old Mutual PLC	17,379
1,300	Power Corp. of Canada	36,128
500	Power Financial Corp.	15,564
3,224	Sampo – Class A	163,109
1,359	SCOR SE	46,742
7,369	Standard Life PLC	47,173
226	Swiss Re AG	20,112
298	Tryg A/S	30,105

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 7

INTECH Global Dividend Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Insurance – (continued)
369	Vienna Insurance Group AG Wiener Versicherung Gruppe	$19,750
80	Zurich Insurance Group AG	24,119

		1,416,657
Leisure Products – 1.1%
1,800	Hasbro, Inc.	95,490
2,400	Mattel, Inc.	93,528
1,000	Sankyo Co., Ltd.	38,454

		227,472
Machinery – 0.9%
618	Atlas Copco AB – Class B	16,515
620	Metso Oyj	23,489
8,000	SembCorp Marine, Ltd.	26,312
1,537	SKF AB – Class B	39,233
755	Wartsila Oyj Abp	37,442
35,000	Yangzijiang Shipbuilding Holdings, Ltd.	30,322

		173,313
Marine – 0.1%
146	Kuehne + Nagel International AG	19,432
Media – 5.1%
365	Axel Springer SE	22,464
18,023	British Sky Broadcasting Group PLC	278,800
2,992	Eutelsat Communications SA	103,953
2,289	Lagardere SCA	74,545
4,003	Pearson PLC	79,048
1,290	Reed Elsevier NV	29,585
11,791	Reed Elsevier PLC	189,660
5,597	SES SA (FDR)	212,277
1,100	Shaw Communications, Inc. – Class B	28,209
1,015	Wolters Kluwer NV	30,046

		1,048,587
Metals & Mining – 2.3%
8,188	Anglo American PLC	200,360
3,707	Antofagasta PLC	48,400
511	BHP Billiton PLC	16,522
669	BHP Billiton, Ltd.	22,644
8,153	Fortescue Metals Group, Ltd.	33,437
1,200	Freeport-McMoRan Copper & Gold, Inc.	43,800
500	Nucor Corp.	24,625
324	Rio Tinto PLC	17,234
693	Rio Tinto, Ltd.	38,751
1,300	Teck Resources, Ltd. – Class B	29,682

		475,455
Multi-Utilities – 4.9%
300	Alliant Energy Corp.	18,258
900	CenterPoint Energy, Inc.	22,986
2,950	Centrica PLC	15,780
1,300	CMS Energy Corp.	40,495
300	Consolidated Edison, Inc.	17,322
400	DTE Energy Co.	31,148
400	Integrys Energy Group, Inc.	28,452
6,930	National Grid PLC	99,612
1,200	NiSource, Inc.	47,208
2,500	PG&E Corp.	120,050
3,800	Public Service Enterprise Group, Inc.	155,002
1,600	SCANA Corp.	86,096
1,100	Sempra Energy	115,181
5,372	Suez Environment Co.	102,828
2,000	Wisconsin Energy Corp.	93,840

		994,258
Multiline Retail – 0.1%
3,390	Marks & Spencer Group PLC	24,666
Oil, Gas & Consumable Fuels – 7.0%
5,700	Canadian Oil Sands, Ltd.	129,184
100	Chevron Corp.	13,055
1,100	ConocoPhillips	94,303
600	Husky Energy, Inc.	19,380
300	Keyera Corp.	22,104
1,538	Neste Oil Oyj	30,008
430	OMV AG	19,429
1,615	Repsol SA	42,589
718	Royal Dutch Shell PLC – Class A	29,715
2,480	Royal Dutch Shell PLC – Class B	107,897
700	Spectra Energy Corp.	29,736
8,892	Statoil ASA	273,203
3,000	TonenGeneral Sekiyu KK	28,492
3,544	Total SA	256,113
300	TransCanada Corp.	14,321
1,500	Vermilion Energy, Inc.	104,391
5,263	Woodside Petroleum, Ltd.	203,788

		1,417,708
Pharmaceuticals – 8.8%
1,700	AbbVie, Inc.	95,948
6,361	AstraZeneca PLC	472,457
600	Bristol-Myers Squibb Co.	29,106
1,800	Daiichi Sankyo Co., Ltd.	33,587
500	Eisai Co., Ltd.	20,950
2,100	Eli Lilly & Co.	130,557
765	GlaxoSmithKline PLC	20,474
800	Johnson & Johnson	83,696
500	Merck & Co., Inc.	28,925
278	Novartis AG	25,179
3,028	Orion Oyj – Class B	112,894
3,700	Pfizer, Inc.	109,816
617	Roche Holding AG	184,070
510	Sanofi	54,174
400	Takeda Pharmaceutical Co., Ltd.	18,556
7,083	Teva Pharmaceutical Industries, Ltd.	374,484

		1,794,873
Professional Services – 1.2%
2,741	Adecco SA	225,686
2,707	ALS, Ltd.	22,612

		248,298
Real Estate Management & Development – 1.4%
900	Daito Trust Construction Co., Ltd.	105,825
6,000	Hysan Development Co., Ltd.	28,103
6,000	Keppel Land, Ltd.	16,268
30,000	Sino Land Co., Ltd.	49,392
3,000	Sun Hung Kai Properties, Ltd.	41,147
1,500	Swire Pacific, Ltd. – Class A	18,464
258	Swiss Prime Site AG	21,389

		280,588
Road & Rail – 0.2%
24,000	ComfortDelGro Corp., Ltd.	48,131

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Semiconductor & Semiconductor Equipment – 1.1%
2,700	Intel Corp.	$83,430
4,000	Maxim Integrated Products, Inc.	135,240

		218,670
Software – 0.4%
2,700	CA, Inc.	77,598
Specialty Retail – 0.5%
700	GameStop Corp. – Class A	28,329
463	Hennes & Mauritz AB – Class B	20,240
700	L Brands, Inc.	41,062
1,900	Staples, Inc.	20,596

		110,227
Technology Hardware, Storage & Peripherals – 1.8%
1,800	Canon, Inc.	58,572
5,400	Seagate Technology PLC	306,828

		365,400
Textiles, Apparel & Luxury Goods – 0.5%
700	Coach, Inc.	23,933
504	Hugo Boss AG	75,322

		99,255
Tobacco – 4.7%
600	Altria Group, Inc.	25,164
3,466	British American Tobacco PLC	206,279
4,813	Imperial Tobacco Group PLC	216,605
5,400	Lorillard, Inc.	329,238
200	Philip Morris International, Inc.	16,862
2,200	Reynolds American, Inc.	132,770
931	Swedish Match AB	32,336

		959,254
Trading Companies & Distributors – 0.8%
1,600	ITOCHU Corp.	20,551
6,000	Marubeni Corp.	43,894
500	Mitsubishi Corp.	10,401
1,000	Mitsui & Co., Ltd.	16,033
2,743	Rexel SA	64,148
1,100	Sumitomo Corp.	14,856

		169,883
Transportation Infrastructure – 0.2%
11,240	Auckland International Airport, Ltd.	38,370
Water Utilities – 0.2%
954	Severn Trent PLC	31,539
Wireless Telecommunication Services – 1.3%
365	Millicom International Cellular SA (SDR)	33,442
2,900	NTT DOCOMO, Inc.	49,588
500	Rogers Communications, Inc. – Class B	20,124
9,000	StarHub, Ltd.	30,106
41,326	Vodafone Group PLC	137,897

		271,157

Total Common Stock (cost $18,170,692)		20,115,774

Preferred Stock – 0%
Media – 0%
124	ProSiebenSat.1 Media AG (cost $5,637)	5,524

Right – 0%
Oil, Gas & Consumable Fuels – 0%
1,615	Repsol SA* (cost $1,064)	1,099

Money Market – 1.2%
236,030	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $236,030)	236,030

Investment Purchased with Cash Collateral From Securities Lending – 2.1%
422,686	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $422,686)	422,686

Total Investments (total cost $18,836,109) – 102.1%		20,781,113

Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(425,291)

Net Assets – 100%		$20,355,822

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$5,934,953	28.6%
United Kingdom	4,070,745	19.6
France	1,688,058	8.1
Australia	1,255,430	6.0
Canada	994,596	4.8
Switzerland	950,402	4.6
Hong Kong	634,947	3.0
Spain	596,626	2.9
Finland	595,814	2.9
Norway	585,035	2.8
Japan	583,809	2.8
Germany	552,284	2.6
Sweden	428,206	2.1
Israel	412,205	2.0
Singapore	332,487	1.6
Italy	240,919	1.2
Netherlands	238,899	1.1
Belgium	230,706	1.1
Portugal	217,572	1.0
Denmark	119,231	0.6
New Zealand	79,010	0.4
Austria	39,179	0.2

Total	$20,781,113	100.0%

††	Includes Cash Equivalents of 3.2%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 9

INTECH International Fund (unaudited)

FUND SNAPSHOT
We believe we can add value using natural stock price volatility through a mathematically-based, risk-managed process. We do not pick individual stocks or forecast their excess returns, but use natural stock price volatility and correlation characteristics to attempt to generate an excess return. Essentially, we adjust the capitalization weights of a benchmark portfolio to potentially more efficient combinations.
Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, INTECH International Fund’s Class I Shares returned 23.21%. This compares to the 23.57% return posted by the MSCI EAFE Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to manage the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

Relative volatility, which refers to stocks moving in relation to one another and to an index, was fairly stable over the past 12 months. This environment tends to be conducive to INTECH’s investment process.

An overall decrease in market diversity over the past 12 months reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average within the Index. The Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, faced a headwind from the overall decrease in market diversity over the period. However, the Fund benefited from a favorable security selection, which is a residual of the investment process, especially within mid-cap stocks.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s underweight allocations to the consumer staples and financials sectors contributed to the Fund’s return over the period. However, an underweight to the best-performing energy sector and an overweight allocation to the consumer discretionary sector detracted.

In INTECH’s history, which spans more than 27 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

OUTLOOK

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH International Fund.

10 | JUNE 30, 2014

(unaudited)

INTECH International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Shire PLC Pharmaceuticals	2.5%
Galaxy Entertainment Group, Ltd. Hotels, Restaurants & Leisure	2.0%
Enel SpA Electric Utilities	2.0%
Associated British Foods PLC Food Products	1.9%
Continental AG Auto Components	1.8%

10.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of June 30, 2013

Janus Mathematical Funds | 11

INTECH International Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratios – per the October 28, 2013 prospectus
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH International Fund – Class A Shares

NAV	22.74%	11.72%	1.44%	1.22%	1.22%

MOP	15.72%	10.39%	0.61%

INTECH International Fund – Class C Shares

NAV	21.91%	11.89%	1.33%	2.15%	2.11%

CDSC	20.91%	11.89%	1.33%

INTECH International Fund – Class I Shares	23.21%	11.79%	1.57%	0.92%	0.92%

INTECH International Fund – Class S Shares	22.92%	11.83%	1.43%	1.48%	1.48%

INTECH International Fund – Class T Shares	22.78%	11.60%	0.41%	1.17%	1.17%

MSCI EAFE® Index	23.57%	11.77%	1.21%

Morningstar Quartile – Class I Shares	1st	2nd	2nd

Morningstar Ranking – based on total returns for Foreign Large Blend Funds	159/804	266/698	209/601

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

See important disclosures on the next page.

12 | JUNE 30, 2014

(unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – May 2, 2007

Janus Mathematical Funds | 13

INTECH International Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,040.90	$5.97	$1,000.00	$1,018.94	$5.91	1.18%

Class C Shares	$1,000.00	$1,036.80	$9.70	$1,000.00	$1,015.27	$9.59	1.92%

Class I Shares	$1,000.00	$1,043.30	$4.15	$1,000.00	$1,020.73	$4.11	0.82%

Class S Shares	$1,000.00	$1,042.80	$3.70	$1,000.00	$1,021.17	$3.66	0.73%

Class T Shares	$1,000.00	$1,041.20	$5.62	$1,000.00	$1,019.29	$5.56	1.11%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

14 | JUNE 30, 2014

INTECH International Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Common Stock – 99.0%
Aerospace & Defense – 0.8%
51,686	Finmeccanica SpA*	$491,489
721	Safran SA	47,203
1,472	Thales SA	89,033
688	Zodiac Aerospace	23,287

		651,012
Air Freight & Logistics – 0.8%
16,289	Deutsche Post AG	589,023
5,340	Royal Mail PLC	45,597

		634,620
Airlines – 1.5%
8,969	Deutsche Lufthansa AG	192,557
17,442	easyJet PLC	407,405
86,341	International Consolidated Airlines Group SA*	547,470

		1,147,432
Auto Components – 3.0%
1,774	Cie Generale des Etablissements Michelin	211,952
6,151	Continental AG	1,424,580
5,579	GKN PLC	34,664
637	Pirelli & C SpA	10,222
4,914	Valeo SA	659,977

		2,341,395
Automobiles – 1.3%
872	Daimler AG	81,666
40,022	Fiat SpA*	395,097
16,000	Fuji Heavy Industries, Ltd.	443,084
2,300	Peugeot SA*	33,995
714	Renault SA	64,552

		1,018,394
Beverages – 0.1%
1,177	SABMiller PLC	68,236
1,000	Suntory Beverage & Food, Ltd.	39,244

		107,480
Biotechnology – 2.2%
6,430	Actelion, Ltd.	813,722
9,661	CSL, Ltd.	606,164
5,587	Grifols SA	305,340

		1,725,226
Building Products – 0.4%
1,244	Cie de Saint-Gobain	70,184
62	Geberit AG	21,769
7,900	LIXIL Group Corp.	213,236

		305,189
Capital Markets – 1.4%
26,999	3i Group PLC	185,679
2,534	Hargreaves Lansdown PLC	53,682
10,732	Investec PLC	98,984
4,050	Macquarie Group, Ltd.	227,688
51,055	Mediobanca SpA	508,907

		1,074,940
Chemicals – 1.4%
640	Croda International PLC	24,105
20,441	Incitec Pivot, Ltd.	55,888
350	Johnson Matthey PLC	18,566
2,373	K+S AG	78,028
154	Sika AG	629,826
277	Solvay SA	47,674
11,000	Taiyo Nippon Sanso Corp.	97,414
22,000	Teijin, Ltd.	55,168
897	Umicore SA	41,672

		1,048,341
Commercial Banks – 11.1%
10,877	Australia & New Zealand Banking Group, Ltd.	341,896
7,354	Banco Bilbao Vizcaya Argentaria SA	93,734
21,737	Banco de Sabadell SA	74,168
8,664	Banco Popolare SC	142,710
8,459	Banco Popular Espanol SA	56,521
20,559	Banco Santander SA	214,781
12,653	Bank Hapoalim BM	73,167
1,458,330	Bank of Ireland*	493,199
4,614	Bank of Queensland, Ltd.	53,027
129,105	CaixaBank SA	796,709
65,217	Commerzbank AG*	1,025,113
2,058	Commonwealth Bank of Australia	156,930
47,928	Credit Agricole SA	675,920
19,195	Danske Bank A/S	542,606
56,503	Intesa Sanpaolo SpA	150,241
359,702	Intesa Sanpaolo SpA	1,111,094
1,520	KBC Groep NV	82,727
159,314	Lloyds Banking Group PLC*	202,417
427	National Australia Bank, Ltd.	13,196
97,565	Natixis	625,453
3,371	Nordea Bank AB	47,590
11,078	Skandinaviska Enskilda Banken AB – Class A	148,103
1,067	Societe Generale SA	55,888
634	Svenska Handelsbanken AB – Class A	31,047
64,531	UniCredit SpA	540,299
88,363	Unione di Banche Italiane SCPA	764,639
2,443	Westpac Banking Corp.	78,035

		8,591,210
Commercial Services & Supplies – 0.7%
12,991	Babcock International Group PLC	258,313
7,210	Brambles, Ltd.	62,470
14,816	Securitas AB – Class B	175,784
166	Societe BIC SA	22,710

		519,277
Communications Equipment – 0%
1,548	Telefonaktiebolaget LM Ericsson – Class B	18,714
Construction & Engineering – 1.7%
13,908	ACS Actividades de Construccion y Servicios SA	636,034
6,505	Ferrovial SA	144,867
3,315	Koninklijke Boskalis Westminster NV	190,113
5,668	Leighton Holdings, Ltd.	105,433
1,801	OCI*	70,279
6,157	Skanska AB – Class B	140,569
476	Vinci SA	35,585

		1,322,880
Construction Materials – 0.8%
25,140	Boral, Ltd.	124,436
12,601	Fletcher Building, Ltd.	97,171
868	Holcim, Ltd.	76,315
1,404	Imerys SA	118,302

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 15

INTECH International Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Construction Materials – (continued)
11,011	James Hardie Industries PLC (CDI)	$143,675
709	Lafarge SA	61,547

		621,446
Distributors – 0.1%
2,000	Jardine Cycle & Carriage, Ltd.	71,009
Diversified Financial Services – 1.6%
1,324	Eurazeo SA	110,129
9,848	Exor SpA	404,384
962	Groupe Bruxelles Lambert SA	99,961
1,967	ING Groep NV*	27,632
5,993	Investor AB – Class B	224,930
6,091	London Stock Exchange Group PLC	209,186
839	Pargesa Holding SA	75,374
592	Wendel SA	84,786

		1,236,382
Diversified Telecommunication Services – 3.5%
9,664	Belgacom SA	320,678
105,442	Bezeq Israeli Telecommunication Corp., Ltd.	197,608
53,488	BT Group PLC	352,291
11,766	Elisa Oyj	359,899
49,000	HKT Trust and HKT, Ltd.	57,724
24,468	Koninklijke KPN NV*	89,148
18,131	Orange SA	286,109
128	Swisscom AG	74,423
41,456	Telecom Corp. of New Zealand, Ltd.	97,247
68,260	Telecom Italia SpA	67,433
73,008	Telecom Italia SpA	92,466
5,831	Telekom Austria AG	57,005
92,654	Telstra Corp., Ltd.	455,115
17,006	TPG Telecom, Ltd.	88,343
5,614	Vivendi SA	137,362

		2,732,851
Electric Utilities – 6.0%
209,783	EDP – Energias de Portugal SA	1,052,434
28,054	Electricite de France SA	883,470
262,796	Enel SpA	1,530,683
5,053	Iberdrola SA	38,627
8,500	Power Assets Holdings, Ltd.	74,304
10,406	Red Electrica Corp. SA#	951,764
2,658	SSE PLC	71,272
5,060	Terna Rete Elettrica Nazionale SpA	26,687

		4,629,241
Electrical Equipment – 2.4%
656	Legrand SA	40,136
1,100	Mabuchi Motor Co., Ltd.	83,404
13,600	Nidec Corp.	834,610
5,101	OSRAM Licht AG*	257,268
13,227	Vestas Wind Systems A/S*	667,387

		1,882,805
Electronic Equipment, Instruments & Components – 1.5%
1,000	Hamamatsu Photonics KK	49,067
18,500	Hoya Corp.	614,780
5,600	Murata Manufacturing Co., Ltd.	524,174

		1,188,021
Energy Equipment & Services – 0.9%
2,527	Fugro NV	144,680
4,787	Petrofac, Ltd.	98,543
14,299	Saipem SpA	385,692
511	Technip SA	55,896

		684,811
Food & Staples Retailing – 0.2%
797	Delhaize Group SA	53,919
2,975	Woolworths, Ltd.	98,786

		152,705
Food Products – 3.9%
2,020	Aryzta AG	191,383
28,141	Associated British Foods PLC	1,468,230
63	Barry Callebaut AG	85,625
3,711	Kerry Group PLC – Class A	278,700
2,000	Kikkoman Corp.	41,663
4	Lindt & Spruengli AG	247,146
14	Lindt & Spruengli AG	71,279
1,200	MEIJI Holdings Co., Ltd.	79,494
13,200	Nisshin Seifun Group, Inc.	157,556
40,377	Orkla ASA	359,856
573	Unilever PLC	25,993

		3,006,925
Gas Utilities – 1.8%
10,859	APA Group	70,539
17,553	Enagas SA	564,792
17,745	Gas Natural SDG SA#	560,400
27,393	Snam SpA	165,029

		1,360,760
Health Care Equipment & Supplies – 1.0%
3,882	Coloplast A/S – Class B	351,100
25,968	Smith & Nephew PLC	461,691

		812,791
Health Care Providers & Services – 0.8%
1,000	Alfresa Holdings Corp.	64,468
419	Fresenius SE & Co. KGaA	62,476
7,300	Medipal Holdings Corp.	103,493
1,778	Ramsay Health Care, Ltd.	76,271
25,803	Ryman Healthcare, Ltd.	193,104
4,968	Sonic Healthcare, Ltd.	81,171

		580,983
Health Care Technology – 0.1%
5,200	M3, Inc.	82,756
Hotels, Restaurants & Leisure – 3.9%
1,857	Accor SA	96,594
11,051	Crown Resorts, Ltd.	157,534
2,037	Flight Centre Travel Group, Ltd.	85,365
198,000	Galaxy Entertainment Group, Ltd.	1,583,959
332	Sodexo	35,707
18,413	Tabcorp Holdings, Ltd.	58,329
18,808	TUI Travel PLC	128,092
11,447	Whitbread PLC	863,633

		3,009,213
Household Durables – 0.9%
6,700	Casio Computer Co., Ltd.	97,236
27,083	Husqvarna AB – Class B	210,636
800	Iida Group Holdings Co., Ltd.	12,155
5,599	Persimmon PLC	121,965

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Household Durables – (continued)
800	Sony Corp.	$13,284
83,500	Techtronic Industries Co.	267,732

		723,008
Household Products – 0%
96	Henkel AG & Co. KGaA	9,661
Industrial Conglomerates – 0.1%
3,000	Hutchison Whampoa, Ltd.	41,031
Information Technology Services – 2.8%
18,200	Amadeus IT Holding SA – Class A	750,577
2,078	AtoS	173,103
2,688	Cap Gemini SA	191,750
1,645	Computershare, Ltd.	19,355
134,000	Fujitsu, Ltd.	1,004,107

		2,138,892
Insurance – 2.9%
1,071	Admiral Group PLC	28,388
238	Ageas	9,494
8,881	AMP, Ltd.	44,377
113,995	Aviva PLC	995,815
1,474	Baloise Holding AG	173,735
2,812	CNP Assurances	58,369
4,426	Delta Lloyd NV	112,355
5,996	Gjensidige Forsikring ASA	107,562
487	Hannover Rueck SE	43,882
14,829	Insurance Australia Group, Ltd.	81,648
54,157	Legal & General Group PLC	208,884
12,586	Standard Life PLC	80,570
7,296	Suncorp Group, Ltd.	93,137
240	Swiss Life Holding AG	56,928
57,000	UnipolSai SpA	183,249

		2,278,393
Internet Software & Services – 0.6%
10,930	United Internet AG	481,513
Leisure Products – 0%
500	Bandai Namco Holdings, Inc.	11,709
200	Shimano, Inc.	22,194

		33,903
Machinery – 1.6%
3,533	Alfa Laval AB	91,081
3,437	Atlas Copco AB – Class A	99,360
7,443	Atlas Copco AB – Class B	198,901
5,506	Metso Oyj	208,600
2,000	NGK Insulators, Ltd.	45,414
8,651	Volvo AB – Class B	119,217
10,004	Weir Group PLC	448,339

		1,210,912
Marine – 1.2%
70	AP Moeller – Maersk A/S – Class A	164,705
305	AP Moeller – Maersk A/S – Class B	757,976

		922,681
Media – 4.0%
327	Altice SA*	22,781
10,992	British Sky Broadcasting Group PLC	170,037
2,544	Eutelsat Communications SA	88,388
323,505	ITV PLC	986,475
3,353	JCDecaux SA	125,103
303	Kabel Deutschland Holding AG	44,370
12,405	Lagardere SCA	403,988
1,899	REA Group, Ltd.	76,467
3,998	Reed Elsevier NV	91,691
7,374	Reed Elsevier PLC	118,612
19,056	SES SA (FDR)	722,737
4,292	Telenet Group Holding NV	244,585

		3,095,234
Metals & Mining – 1.9%
136,505	Alumina, Ltd.*	173,741
3,352	Anglo American PLC	82,023
33,737	Fortescue Metals Group, Ltd.	138,362
4,705	Fresnillo PLC	70,206
7,094	Iluka Resources, Ltd.	54,375
10,610	Newcrest Mining, Ltd.	105,233
60,898	Norsk Hydro ASA	326,046
1,003	Randgold Resources, Ltd.	83,636
18,000	Sumitomo Metal Mining Co., Ltd.	292,329
4,653	ThyssenKrupp AG	135,637

		1,461,588
Multi-Utilities – 1.3%
9,218	AGL Energy, Ltd.	134,533
4,514	GDF Suez	124,261
7,095	National Grid PLC	101,983
24,473	Suez Environment Co.	468,450
7,642	Veolia Environnement SA	145,599

		974,826
Multiline Retail – 1.8%
12,739	Next PLC	1,411,472
Oil, Gas & Consumable Fuels – 3.4%
5,075	Caltex Australia, Ltd.	103,206
259	Delek Group, Ltd.	107,193
5,782	ENI SpA	158,177
21,700	Inpex Corp.	329,924
11,319	Origin Energy, Ltd.	156,018
1,042	Royal Dutch Shell PLC – Class A	43,123
1,063	Royal Dutch Shell PLC – Class B	46,248
18,864	Statoil ASA	579,589
9,309	Total SA	672,731
10,781	Woodside Petroleum, Ltd.	417,449

		2,613,658
Personal Products – 0.4%
7,100	Kao Corp.	279,472
Pharmaceuticals – 7.4%
10,993	AstraZeneca PLC	816,494
9,300	Chugai Pharmaceutical Co., Ltd.	262,133
2,043	Novartis AG	185,036
28,786	Novo Nordisk A/S – Class B	1,325,014
7,200	Ono Pharmaceutical Co., Ltd.	634,061
2,787	Orion Oyj – Class B	103,909
577	Roche Holding AG	172,137
24,722	Shire PLC	1,933,290
3,561	Teva Pharmaceutical Industries, Ltd.	188,273
995	UCB SA	84,235

		5,704,582

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 17

INTECH International Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Professional Services – 0.6%
734	Adecco SA	$60,436
3,189	Capita PLC	62,482
22,785	Seek, Ltd.	340,485
10	SGS SA	23,968

		487,371
Real Estate Investment Trusts (REITs) – 2.8%
42,500	British Land Co. PLC	510,896
35,000	CapitaCommercial Trust	47,730
3,136	Corio NV	160,160
227,967	Dexus Property Group	238,569
604	Fonciere Des Regions	65,482
23,436	Goodman Group	111,582
82,335	GPT Group	298,082
9,844	Hammerson PLC	97,700
808	ICADE	86,625
5,139	Land Securities Group PLC	91,104
11	Nippon Prologis REIT, Inc.	25,651
95,809	Scentre Group*	289,052
19,733	Segro PLC	116,563
10,134	Westfield Corp.	68,314

		2,207,510
Real Estate Management & Development – 1.3%
3,000	Cheung Kong Holdings, Ltd.	53,224
21,000	City Developments, Ltd.	172,333
3,487	Deutsche Wohnen AG	75,197
7,000	Hysan Development Co., Ltd.	32,786
20,000	Keppel Land, Ltd.	54,227
29,305	Lend Lease Group	362,213
21,800	Swire Properties, Ltd.	63,711
973	Swiss Prime Site AG	80,663
26,000	UOL Group, Ltd.	135,986

		1,030,340
Road & Rail – 0.3%
49,000	ComfortDelGro Corp., Ltd.	98,267
1,510	DSV A/S	49,230
23,000	Nagoya Railroad Co., Ltd.	91,737

		239,234
Semiconductor & Semiconductor Equipment – 0.6%
9,035	Infineon Technologies AG	112,933
3,200	Rohm Co., Ltd.	183,552
9,491	STMicroelectronics NV	85,144
1,000	Tokyo Electron, Ltd.	67,608

		449,237
Software – 0.4%
859	NICE Systems, Ltd.	35,101
45,627	Sage Group PLC	299,891

		334,992
Specialty Retail – 0.1%
5,885	Kingfisher PLC	36,152
20,500	Yamada Denki Co., Ltd.	73,063

		109,215
Technology Hardware, Storage & Peripherals – 1.4%
9,000	Brother Industries, Ltd.	155,938
93,187	Nokia Oyj#	705,585
5,200	Seiko Epson Corp.	221,266

		1,082,789
Textiles, Apparel & Luxury Goods – 0.8%
98	Hugo Boss AG	14,646
465	Luxottica Group SpA	26,912
6,453	Pandora A/S	494,853
29,500	Yue Yuen Industrial Holdings, Ltd.	98,775

		635,186
Tobacco – 0.7%
4,597	British American Tobacco PLC	273,590
6,141	Imperial Tobacco Group PLC	276,371

		549,961
Trading Companies & Distributors – 0.8%
22,327	Bunzl PLC	619,696
Transportation Infrastructure – 2.0%
13,980	Abertis Infraestructuras SA	321,673
540	Aeroports de Paris	71,142
23,187	Atlantia SpA	660,989
35,267	Groupe Eurotunnel SA	476,939
4,600	Transurban Group	32,050

		1,562,793
Water Utilities – 0.8%
39,206	United Utilities Group PLC	591,723
Wireless Telecommunication Services – 1.2%
11,600	SoftBank Corp.	863,844
3,306	Tele2 AB – Class B	38,952

		902,796

Total Common Stock (cost $68,843,504)		76,742,478

Preferred Stock – 0.1%
Automobiles – 0.1%
737	Bayerische Motoren Werke AG (cost $49,282)	70,647

Right – 0%
Diversified Telecommunication Services – 0%
8,820	HKT Trust and HKT, Ltd.* (cost $0)	2,606

Money Market – 0.6%
441,146	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $441,146)	441,146

Investment Purchased with Cash Collateral From Securities Lending – 2.8%
2,157,687	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $2,157,687)	2,157,687

Total Investments (total cost $71,491,619) – 102.5%		79,414,564

Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(1,914,060)

Net Assets – 100%		$77,500,504

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

18 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United Kingdom	$15,800,307	19.9%
France	8,485,588	10.7
Japan	8,170,288	10.3
Italy	7,816,399	9.8
Australia	6,478,539	8.2
Spain	6,057,457	7.6
Germany	4,699,197	5.9
Denmark	4,352,871	5.5
Switzerland	3,039,765	3.8
United States††	2,598,833	3.3
Hong Kong	2,275,852	2.9
Sweden	1,544,884	2.0
Finland	1,377,993	1.7
Norway	1,373,053	1.7
Portugal	1,052,434	1.3
Belgium	984,945	1.2
Netherlands	908,839	1.1
Ireland	771,899	1.0
Israel	601,342	0.8
Singapore	579,552	0.7
New Zealand	387,522	0.5
Austria	57,005	0.1

Total	$79,414,564	100.0%

††	Includes Cash Equivalents of 3.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 19

INTECH U.S. Core Fund (unaudited)

FUND SNAPSHOT
We believe we can add value using natural stock price volatility through a mathematically-based, risk-managed process. We do not pick individual stocks or forecast their excess returns, but use natural stock price volatility and correlation characteristics to attempt to generate an excess return. Essentially, we adjust the capitalization weights of a benchmark portfolio to potentially more efficient combinations.
Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, INTECH U.S. Core Fund’s Class T Shares returned 25.94%. This compares to the 24.61% return posted by the S&P 500 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to manage the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

Relative volatility, which refers to stocks moving in relation to one another and to an index, was fairly stable over the past 12 months. This environment tends to be conducive to INTECH’s investment process.

In addition, an overall increase in market diversity over the past 12 months reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks. The Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from an overall rise in market diversity over the period.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. Over the past 12 months, the portfolio’s average active sector positioning detracted from the strategy’s relative return. Specifically, an underweight position to the information technology sector and an overweight position to the consumer discretionary sector detracted from relative performance. However, an overall positive selection more than offset the adverse sector positioning.

In INTECH’s history, which spans more than 27 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

OUTLOOK

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Core Fund.

20 | JUNE 30, 2014

(unaudited)

INTECH U.S. Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Home Depot, Inc. Specialty Retail	2.5%
Comcast Corp. – Class A Media	2.2%
Northrop Grumman Corp. Aerospace & Defense	1.8%
TJX Cos., Inc. Specialty Retail	1.7%
Time Warner, Inc. Media	1.6%

9.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of June 30, 2013

Janus Mathematical Funds | 21

INTECH U.S. Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014					Expense Ratios – per the October 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

INTECH U.S. Core Fund – Class A Shares

NAV	25.84%	19.41%	8.28%	10.57%	0.98%

MOP	18.59%	18.00%	7.64%	9.99%

INTECH U.S. Core Fund – Class C Shares

NAV	24.87%	18.45%	7.46%	9.74%	1.77%

CDSC	23.87%	18.45%	7.46%	9.74%

INTECH U.S. Core Fund – Class D Shares(1)	26.02%	19.64%	8.55%	10.85%	0.85%

INTECH U.S. Core Fund – Class I Shares	26.22%	19.57%	8.52%	10.82%	0.75%

INTECH U.S. Core Fund – Class S Shares	25.61%	19.23%	8.10%	10.38%	1.17%

INTECH U.S. Core Fund – Class T Shares	25.94%	19.57%	8.52%	10.82%	0.92%

S&P 500® Index	24.61%	18.83%	7.78%	9.97%

Morningstar Quartile – Class T Shares	3rd	1st	2nd	2nd

Morningstar Ranking – based on total returns for Large Growth Funds	906/1,762	233/1,546	389/1,357	324/1,277

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

22 | JUNE 30, 2014

(unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to new investors

Janus Mathematical Funds | 23

INTECH U.S. Core Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,067.20	$4.92	$1,000.00	$1,020.03	$4.81	0.96%

Class C Shares	$1,000.00	$1,063.40	$8.85	$1,000.00	$1,016.22	$8.65	1.73%

Class D Shares	$1,000.00	$1,067.70	$4.10	$1,000.00	$1,020.83	$4.01	0.80%

Class I Shares	$1,000.00	$1,068.70	$3.49	$1,000.00	$1,021.42	$3.41	0.68%

Class S Shares	$1,000.00	$1,066.30	$5.79	$1,000.00	$1,019.19	$5.66	1.13%

Class T Shares	$1,000.00	$1,067.70	$4.51	$1,000.00	$1,020.43	$4.41	0.88%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

24 | JUNE 30, 2014

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Common Stock – 99.4%
Aerospace & Defense – 6.3%
66,500	Boeing Co.	$8,460,795
20,400	General Dynamics Corp.	2,377,620
2,300	Honeywell International, Inc.	213,785
15,600	L-3 Communications Holdings, Inc.	1,883,700
54,100	Lockheed Martin Corp.	8,695,493
104,100	Northrop Grumman Corp.	12,453,483
67,900	Raytheon Co.	6,263,775
6,600	Rockwell Collins, Inc.	515,724
43,100	Textron, Inc.	1,650,299
1,500	United Technologies Corp.	173,175

		42,687,849
Air Freight & Logistics – 0.5%
18,200	FedEx Corp.	2,755,116
4,000	United Parcel Service, Inc. – Class B	410,640

		3,165,756
Airlines – 1.7%
39,200	Delta Air Lines, Inc.	1,517,824
374,200	Southwest Airlines Co.	10,051,012

		11,568,836
Auto Components – 2.1%
32,200	BorgWarner, Inc.	2,099,118
131,900	Delphi Automotive PLC	9,066,806
69,100	Goodyear Tire & Rubber Co.	1,919,598
17,500	Johnson Controls, Inc.	873,775

		13,959,297
Automobiles – 0%
2,600	Harley-Davidson, Inc.	181,610
Beverages – 1.9%
28,100	Brown-Forman Corp. – Class B	2,646,177
16,400	Coca-Cola Co.	694,704
3,100	Coca-Cola Enterprises, Inc.	148,118
82,700	Constellation Brands, Inc. – Class A*	7,288,351
7,200	Dr Pepper Snapple Group, Inc.	421,776
10,900	Monster Beverage Corp.*	774,227
12,400	PepsiCo, Inc.	1,107,816

		13,081,169
Biotechnology – 0.9%
7,300	Amgen, Inc.	864,101
4,700	Biogen Idec, Inc.*	1,481,957
41,000	Gilead Sciences, Inc.*	3,399,310

		5,745,368
Building Products – 0.5%
63,700	Allegion PLC	3,610,516
Capital Markets – 3.2%
67,400	Ameriprise Financial, Inc.	8,088,000
4,600	Bank of New York Mellon Corp.	172,408
7,400	BlackRock, Inc.	2,365,040
56,500	Charles Schwab Corp.	1,521,545
70,000	E*TRADE Financial Corp.*	1,488,200
20,000	Legg Mason, Inc.#	1,026,200
100,300	State Street Corp.	6,746,178

		21,407,571
Chemicals – 2.7%
3,800	CF Industries Holdings, Inc.	914,014
29,200	Dow Chemical Co.	1,502,632
17,100	Ecolab, Inc.	1,903,914
7,200	EI du Pont de Nemours & Co.	471,168
22,400	FMC Corp.	1,594,656
2,100	International Flavors & Fragrances, Inc.	218,988
7,500	LyondellBasell Industries NV – Class A	732,375
7,100	Monsanto Co.	885,654
19,400	PPG Industries, Inc.	4,076,910
12,300	Praxair, Inc.	1,633,932
18,200	Sherwin-Williams Co.	3,765,762
7,500	Sigma-Aldrich Corp.	761,100

		18,461,105
Commercial Banks – 1.4%
29,800	Bank of America Corp.	458,026
77,100	BB&T Corp.	3,040,053
5,400	Comerica, Inc.	270,864
29,300	Fifth Third Bancorp	625,555
16,526	JPMorgan Chase & Co.	952,228
17,100	M&T Bank Corp.#	2,121,255
1,500	PNC Financial Services Group, Inc.	133,575
11,300	U.S. Bancorp	489,516
27,980	Wells Fargo & Co.	1,470,629

		9,561,701
Commercial Services & Supplies – 0.8%
36,300	Cintas Corp.	2,306,502
4,200	Iron Mountain, Inc.	148,890
30,400	Pitney Bowes, Inc.	839,648
8,800	Republic Services, Inc.	334,136
2,500	Stericycle, Inc.*	296,050
10,300	Tyco International, Ltd. (U.S. Shares)	469,680
17,100	Waste Management, Inc.	764,883

		5,159,789
Communications Equipment – 1.3%
7,300	Cisco Systems, Inc.	181,405
23,900	F5 Networks, Inc.*	2,663,416
41,600	Harris Corp.	3,151,200
48,800	Juniper Networks, Inc.*	1,197,552
9,300	Motorola Solutions, Inc.	619,101
11,700	QUALCOMM, Inc.	926,640

		8,739,314
Construction & Engineering – 0.4%
2,800	Fluor Corp.	215,320
8,500	Jacobs Engineering Group, Inc.*	452,880
61,900	Quanta Services, Inc.*	2,140,502

		2,808,702
Construction Materials – 0.1%
13,300	Vulcan Materials Co.	847,875
Consumer Finance – 1.1%
29,500	American Express Co.	2,798,665
2,000	Capital One Financial Corp.	165,200
5,600	Discover Financial Services	347,088
229,400	Navient Corp.	4,062,674

		7,373,627
Containers & Packaging – 0.1%
10,200	Ball Corp.	639,336
3,100	Bemis Co., Inc.	126,046

		765,382

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 25

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Distributors – 0%
1,800	Genuine Parts Co.	$158,040
Diversified Consumer Services – 0.6%
2,100	Graham Holdings Co. – Class B	1,508,031
77,400	H&R Block, Inc.	2,594,448

		4,102,479
Diversified Financial Services – 1.5%
1,200	Berkshire Hathaway, Inc. – Class B*	151,872
32,300	CME Group, Inc.	2,291,685
18,606	IntercontinentalExchange Group, Inc.	3,514,674
41,400	McGraw Hill Financial, Inc.	3,437,442
1,000	Moody’s Corp.	87,660
17,500	NASDAQ OMX Group, Inc.	675,850

		10,159,183
Diversified Telecommunication Services – 0.5%
42,058	AT&T, Inc.	1,487,171
4,400	CenturyLink, Inc.	159,280
129,000	Frontier Communications Corp.#	753,360
14,600	Verizon Communications, Inc.	714,378

		3,114,189
Electric Utilities – 2.4%
33,600	American Electric Power Co., Inc.	1,873,872
55,412	Duke Energy Corp.	4,111,016
21,800	Edison International	1,266,798
8,100	Entergy Corp.	664,929
31,100	Exelon Corp.	1,134,528
20,800	NextEra Energy, Inc.	2,131,584
26,100	Northeast Utilities	1,233,747
21,000	Pepco Holdings, Inc.	577,080
4,200	Pinnacle West Capital Corp.	242,928
39,600	PPL Corp.	1,406,988
12,300	Southern Co.	558,174
24,200	Xcel Energy, Inc.	779,966

		15,981,610
Electrical Equipment – 0.2%
11,383	Eaton Corp. PLC	878,540
6,000	Rockwell Automation, Inc.	750,960

		1,629,500
Electronic Equipment, Instruments & Components – 0.5%
42,900	Corning, Inc.	941,655
28,000	FLIR Systems, Inc.	972,440
28,700	Jabil Circuit, Inc.	599,830
11,400	TE Connectivity, Ltd. (U.S. Shares)	704,976

		3,218,901
Energy Equipment & Services – 2.1%
22,800	Baker Hughes, Inc.	1,697,460
3,100	Cameron International Corp.*	209,901
37,600	Halliburton Co.	2,669,976
56,900	Helmerich & Payne, Inc.	6,606,659
72,600	Nabors Industries, Ltd.	2,132,262
3,100	National Oilwell Varco, Inc.	255,285
5,600	Schlumberger, Ltd. (U.S. Shares)	660,520

		14,232,063
Food & Staples Retailing – 2.1%
29,800	CVS Caremark Corp.	2,246,026
126,200	Kroger Co.	6,238,066
10,000	Safeway, Inc.	343,400
5,200	Sysco Corp.	194,740
43,300	Wal-Mart Stores, Inc.	3,250,531
26,000	Walgreen Co.	1,927,380

		14,200,143
Food Products – 2.8%
7,500	Archer-Daniels-Midland Co.	330,825
4,800	Campbell Soup Co.	219,888
17,500	ConAgra Foods, Inc.	519,400
22,200	General Mills, Inc.	1,166,388
21,200	Hershey Co.	2,064,244
88,100	Hormel Foods Corp.	4,347,735
10,300	JM Smucker Co.	1,097,671
2,000	Kellogg Co.	131,400
9,200	Keurig Green Mountain, Inc.	1,146,412
1,600	Mead Johnson Nutrition Co.	149,072
206,700	Tyson Foods, Inc. – Class A	7,759,518

		18,932,553
Gas Utilities – 0.2%
19,100	AGL Resources, Inc.	1,051,073
Health Care Equipment & Supplies – 2.0%
10,600	Baxter International, Inc.	766,380
15,100	Becton Dickinson and Co.	1,786,330
434,700	Boston Scientific Corp.*	5,551,119
5,100	CareFusion Corp.*	226,185
2,800	Covidien PLC (U.S. Shares)	252,504
14,200	CR Bard, Inc.	2,030,742
3,000	Edwards Lifesciences Corp.*	257,520
400	Intuitive Surgical, Inc.*	164,720
18,600	St Jude Medical, Inc.	1,288,050
2,100	Stryker Corp.	177,072
5,300	Varian Medical Systems, Inc.*	440,642
2,600	Zimmer Holdings, Inc.	270,036

		13,211,300
Health Care Providers & Services – 5.6%
64,663	Aetna, Inc.	5,242,876
66,600	AmerisourceBergen Corp.	4,839,156
49,200	Cardinal Health, Inc.	3,373,152
53,100	Cigna Corp.	4,883,607
62,000	DaVita HealthCare Partners, Inc.*	4,483,840
15,700	Express Scripts Holding Co.*	1,088,481
25,600	Humana, Inc.	3,269,632
8,700	Laboratory Corp. of America Holdings*	890,880
23,700	McKesson Corp.	4,413,177
2,900	Patterson Cos., Inc.	114,579
16,200	UnitedHealth Group, Inc.	1,324,350
38,800	WellPoint, Inc.	4,175,268

		38,098,998
Hotels, Restaurants & Leisure – 1.2%
18,800	Carnival Corp. (U.S. Shares)	707,820
3,300	Chipotle Mexican Grill, Inc.*	1,955,283
29,800	Marriott International, Inc. – Class A	1,910,180
7,800	McDonald’s Corp.	785,772
2,900	Starwood Hotels & Resorts Worldwide, Inc.	234,378
5,800	Wyndham Worldwide Corp.	439,176
9,400	Wynn Resorts, Ltd.	1,951,064
2,500	Yum! Brands, Inc.	203,000

		8,186,673

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

26 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Household Durables – 1.0%
20,100	DR Horton, Inc.	$494,058
25,000	Garmin, Ltd.#	1,522,500
15,100	Harman International Industries, Inc.	1,622,193
13,900	Lennar Corp. – Class A	583,522
63,300	Newell Rubbermaid, Inc.	1,961,667
19,200	PulteGroup, Inc.	387,072

		6,571,012
Household Products – 1.0%
17,600	Clorox Co.#	1,608,640
15,600	Colgate-Palmolive Co.	1,063,608
26,000	Kimberly-Clark Corp.	2,891,720
14,000	Procter & Gamble Co.	1,100,260

		6,664,228
Independent Power and Renewable Electricity Producers – 0.2%
45,400	NRG Energy, Inc.	1,688,880
Industrial Conglomerates – 0.3%
3,000	3M Co.	429,720
52,700	General Electric Co.	1,384,956
500	Roper Industries, Inc.	73,005

		1,887,681
Information Technology Services – 2.4%
1,300	Accenture PLC – Class A (U.S. Shares)	105,092
9,900	Alliance Data Systems Corp.*	2,784,375
8,900	Automatic Data Processing, Inc.	705,592
29,200	Cognizant Technology Solutions Corp. – Class A*	1,428,172
38,000	Computer Sciences Corp.	2,401,600
55,000	Fidelity National Information Services, Inc.	3,010,700
2,400	Fiserv, Inc.*	144,768
2,700	International Business Machines Corp.	489,429
27,500	MasterCard, Inc. – Class A	2,020,425
11,700	Paychex, Inc.	486,252
21,100	Total System Services, Inc.	662,751
8,400	Visa, Inc. – Class A	1,769,964

		16,009,120
Insurance – 6.6%
2,900	ACE, Ltd. (U.S. Shares)	300,730
58,500	Aflac, Inc.	3,641,625
184,600	Allstate Corp.	10,839,712
41,600	Aon PLC	3,747,744
65,600	Assurant, Inc.	4,300,080
29,800	Cincinnati Financial Corp.	1,431,592
6,200	Hartford Financial Services Group, Inc.	222,022
48,200	Lincoln National Corp.	2,479,408
20,700	Marsh & McLennan Cos., Inc.	1,072,674
116,300	Principal Financial Group, Inc.	5,870,824
21,000	Prudential Financial, Inc.	1,864,170
27,800	Torchmark Corp.	2,277,376
28,600	Travelers Cos., Inc.	2,690,402
112,600	Unum Group	3,913,976

		44,652,335
Internet & Catalog Retail – 0.8%
400	Amazon.com, Inc.*	129,912
6,900	Expedia, Inc.	543,444
5,300	Netflix, Inc.*	2,335,180
1,900	Priceline Group, Inc.*	2,285,700

		5,294,236
Internet Software & Services – 1.8%
6,700	eBay, Inc.*	335,402
50,500	Facebook, Inc. – Class A*	3,398,145
4,900	Google, Inc. – Class A*	2,864,883
4,900	Google, Inc. – Class C*	2,818,872
9,600	VeriSign, Inc.#	468,576
74,100	Yahoo!, Inc.*	2,603,133

		12,489,011
Leisure Products – 0.1%
15,500	Hasbro, Inc.	822,275
Life Sciences Tools & Services – 1.0%
8,900	Agilent Technologies, Inc.	511,216
20,900	PerkinElmer, Inc.	978,956
43,600	Thermo Fisher Scientific, Inc.	5,144,800

		6,634,972
Machinery – 1.7%
21,800	Caterpillar, Inc.	2,369,006
14,100	Deere & Co.	1,276,755
16,000	Dover Corp.	1,455,200
36,100	Flowserve Corp.	2,684,035
1,800	Illinois Tool Works, Inc.	157,608
5,900	Ingersoll-Rand PLC	368,809
5,200	Joy Global, Inc.	320,216
6,700	PACCAR, Inc.	420,961
5,000	Pall Corp.	426,950
8,200	Pentair PLC	591,384
5,700	Snap-on, Inc.	675,564
21,000	Xylem, Inc.	820,680

		11,567,168
Media – 7.0%
12,600	Cablevision Systems Corp. – Class A#	222,390
278,000	Comcast Corp. – Class A#	14,923,040
13,800	DIRECTV*	1,173,138
700	Discovery Communications, Inc. – Class A*	51,996
8,700	Interpublic Group of Cos., Inc.	169,737
41,200	News Corp. – Class A*	739,128
8,200	Omnicom Group, Inc.	584,004
6,700	Scripps Networks Interactive, Inc. – Class A	543,638
26,100	Time Warner Cable, Inc.	3,844,530
157,600	Time Warner, Inc.	11,071,400
167,000	Twenty-First Century Fox, Inc. – Class A	5,870,050
20,600	Viacom, Inc. – Class B	1,786,638
72,600	Walt Disney Co.	6,224,724

		47,204,413
Metals & Mining – 0.9%
175,200	Alcoa, Inc.	2,608,728
19,900	Allegheny Technologies, Inc.	897,490
11,400	Newmont Mining Corp.	290,016
3,800	Nucor Corp.	187,150
75,100	United States Steel Corp.#	1,955,604

		5,938,988
Multi-Utilities – 2.3%
20,000	Ameren Corp.	817,600
14,300	CMS Energy Corp.	445,445

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 27

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Multi-Utilities – (continued)
3,900	Consolidated Edison, Inc.	$225,186
15,000	Dominion Resources, Inc.	1,072,800
6,100	DTE Energy Co.	475,007
6,900	Integrys Energy Group, Inc.	490,797
45,300	NiSource, Inc.	1,782,102
21,400	PG&E Corp.	1,027,628
52,900	Public Service Enterprise Group, Inc.	2,157,791
8,800	SCANA Corp.	473,528
42,400	Sempra Energy	4,439,704
25,300	TECO Energy, Inc.#	467,544
33,000	Wisconsin Energy Corp.	1,548,360

		15,423,492
Multiline Retail – 0.2%
900	Dollar General Corp.*	51,624
6,500	Kohl’s Corp.	342,420
13,000	Macy’s, Inc.	754,260
3,300	Nordstrom, Inc.	224,169

		1,372,473
Oil, Gas & Consumable Fuels – 4.8%
73,800	Cabot Oil & Gas Corp.	2,519,532
85,700	Chesapeake Energy Corp.	2,663,556
2,000	Chevron Corp.	261,100
4,100	Cimarex Energy Co.	588,186
18,200	ConocoPhillips	1,560,286
42,000	CONSOL Energy, Inc.	1,934,940
7,800	Devon Energy Corp.	619,320
21,600	EOG Resources, Inc.	2,524,176
43,200	EQT Corp.	4,618,080
5,300	Exxon Mobil Corp.	533,604
19,000	Marathon Petroleum Corp.	1,483,330
3,400	Murphy Oil Corp.	226,032
7,700	Occidental Petroleum Corp.	790,251
21,200	ONEOK, Inc.	1,443,296
52,200	Peabody Energy Corp.#	853,470
16,700	Phillips 66	1,343,181
6,200	QEP Resources, Inc.	213,900
7,900	Range Resources Corp.	686,905
61,600	Southwestern Energy Co.*	2,802,184
28,800	Spectra Energy Corp.	1,223,424
32,700	Valero Energy Corp.	1,638,270
32,000	Williams Cos., Inc.	1,862,720

		32,389,743
Pharmaceuticals – 4.4%
42,100	Actavis PLC*,#	9,390,405
6,200	Allergan, Inc.	1,049,164
54,900	Bristol-Myers Squibb Co.	2,663,199
17,500	Eli Lilly & Co.	1,087,975
43,900	Forest Laboratories, Inc.*	4,346,100
8,200	Hospira, Inc.*	421,234
2,400	Johnson & Johnson	251,088
50,386	Merck & Co., Inc.	2,914,830
115,200	Mylan, Inc.*	5,939,712
8,800	Perrigo Co. PLC	1,282,688
14,900	Pfizer, Inc.	442,232

		29,788,627
Professional Services – 0.9%
1,300	Dun & Bradstreet Corp.#	143,260
40,000	Equifax, Inc.	2,901,600
62,500	Nielsen Holdings NV	3,025,625

		6,070,485
Real Estate Investment Trusts (REITs) – 2.4%
17,300	Apartment Investment & Management Co. – Class A	558,271
4,400	AvalonBay Communities, Inc.	625,636
7,200	Boston Properties, Inc.	850,896
91,800	Crown Castle International Corp.	6,817,068
9,400	Equity Residential	592,200
5,200	Essex Property Trust, Inc.	961,532
3,500	General Growth Properties, Inc.	82,460
4,500	HCP, Inc.	186,210
4,600	Health Care REIT, Inc.	288,282
6,100	Kimco Realty Corp.	140,178
3,500	Macerich Co.	233,625
7,700	Prologis, Inc.	316,393
9,100	Public Storage	1,559,285
2,100	Simon Property Group, Inc.	349,188
3,800	Ventas, Inc.	243,580
7,900	Vornado Realty Trust	843,167
49,500	Weyerhaeuser Co.#	1,637,955

		16,285,926
Real Estate Management & Development – 0.1%
15,600	CBRE Group, Inc. – Class A*	499,824
Road & Rail – 0.7%
6,600	Norfolk Southern Corp.	679,998
19,000	Ryder System, Inc.	1,673,710
24,000	Union Pacific Corp.	2,394,000

		4,747,708
Semiconductor & Semiconductor Equipment – 1.6%
16,700	Applied Materials, Inc.	376,585
11,000	Avago Technologies, Ltd.	792,770
37,700	Broadcom Corp. – Class A	1,399,424
69,200	Intel Corp.	2,138,280
10,900	Linear Technology Corp.	513,063
129,800	Micron Technology, Inc.*	4,276,910
30,600	NVIDIA Corp.	567,324
14,300	Xilinx, Inc.	676,533

		10,740,889
Software – 1.4%
38,500	Adobe Systems, Inc.*	2,785,860
16,700	Autodesk, Inc.*	941,546
46,100	CA, Inc.	1,324,914
2,300	Electronic Arts, Inc.*	82,501
6,500	Intuit, Inc.	523,445
54,900	Microsoft Corp.	2,289,330
16,100	Oracle Corp.	652,533
5,700	Red Hat, Inc.*	315,039
7,700	Salesforce.com, Inc.*	447,216
3,300	Symantec Corp.	75,570

		9,437,954
Specialty Retail – 5.1%
3,100	AutoZone, Inc.*	1,662,344
11,400	Best Buy Co., Inc.	353,514
21,300	Gap, Inc.	885,441
208,400	Home Depot, Inc.	16,872,064

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Specialty Retail – (continued)
7,400	L Brands, Inc.	$434,084
8,200	Lowe’s Cos., Inc.	393,518
8,300	O’Reilly Automotive, Inc.*	1,249,980
1,300	Ross Stores, Inc.	85,969
8,700	Tiffany & Co.	872,175
215,500	TJX Cos., Inc.	11,453,825

		34,262,914
Technology Hardware, Storage & Peripherals – 2.2%
80,500	Apple, Inc.	7,480,865
8,400	EMC Corp.	221,256
47,000	Hewlett-Packard Co.	1,582,960
21,000	NetApp, Inc.	766,920
10,000	Seagate Technology PLC	568,200
43,900	Western Digital Corp.	4,051,970

		14,672,171
Textiles, Apparel & Luxury Goods – 0.6%
17,900	Michael Kors Holdings, Ltd.*	1,586,835
6,400	NIKE, Inc. – Class B	496,320
11,600	Under Armour, Inc. – Class A*	690,084
25,200	VF Corp.	1,587,600

		4,360,839
Thrifts & Mortgage Finance – 0.1%
32,200	Hudson City Bancorp, Inc.	316,526
16,300	People’s United Financial, Inc.	247,271

		563,797
Tobacco – 1.1%
80,700	Altria Group, Inc.	3,384,558
35,500	Lorillard, Inc.	2,164,435
32,000	Reynolds American, Inc.	1,931,200

		7,480,193
Trading Companies & Distributors – 0%
200	WW Grainger, Inc.	50,854

Total Common Stock (cost $526,444,632)		670,974,380

Money Market – 0.5%
3,538,525	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $3,538,525)	3,538,525

Investment Purchased with Cash Collateral From Securities Lending – 4.1%
27,567,537	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $27,567,537)	27,567,537

Total Investments (total cost $557,550,694) – 104.0%		702,080,442

Liabilities, net of Cash, Receivables and Other Assets – (4.0)%		(27,056,679)

Net Assets – 100%		$675,023,763

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 29

INTECH U.S. Growth Fund (unaudited)

FUND SNAPSHOT
We believe we can add value using natural stock price volatility through a mathematically-based, risk-managed process. We do not pick individual stocks or forecast their excess returns, but use natural stock price volatility and correlation characteristics to attempt to generate an excess return. Essentially, we adjust the capitalization weights of a benchmark portfolio to potentially more efficient combinations.
Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, INTECH U.S. Growth Fund’s Class S Shares returned 26.40%. This compares to the 26.92% return posted by the Russell 1000 Growth Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to manage the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

Relative volatility, which refers to stocks moving in relation to one another and to an index, was fairly stable over the past 12 months. This environment tends to be conducive to INTECH’s investment process.

In addition, an overall increase in market diversity over the past 12 months reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks on average. The Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from an overall rise in market diversity over the period.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. Over the past 12 months, the portfolio’s average active sector positioning detracted from the strategy’s relative return. Specifically, an underweight position to one of the best performing sectors (information technology) and an overweight position to financials detracted from relative performance.

In INTECH’s history, which spans more than 27 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

INVESTMENT STRATEGY AND OUTLOOK

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Growth Fund.

30 | JUNE 30, 2014

(unaudited)

INTECH U.S. Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	1.6%
Actavis PLC Pharmaceuticals	1.5%
Lockheed Martin Corp. Aerospace & Defense	1.1%
International Business Machines Corp. Information Technology Services	1.1%
McGraw Hill Financial, Inc. Diversified Financial Services	1.1%

6.4%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of June 30, 2013

Janus Mathematical Funds | 31

INTECH U.S. Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014					Expense Ratios – per the October 28, 2013 prospectus
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

INTECH U.S. Growth Fund – Class A Shares

NAV	26.56%	19.08%	7.09%	8.79%	0.90%

MOP	19.31%	17.67%	6.68%	8.42%

INTECH U.S. Growth Fund – Class C Shares

NAV	25.77%	18.10%	6.47%	8.17%	1.60%

CDSC	24.77%	18.10%	6.47%	8.17%

INTECH U.S. Growth Fund – Class I Shares	27.02%	19.40%	7.09%	8.79%	0.58%

INTECH U.S. Growth Fund – Class S Shares	26.40%	18.85%	7.09%	8.79%	1.06%

INTECH U.S. Growth Fund – Class T Shares	26.78%	18.85%	7.09%	8.79%	0.81%

Russell 1000® Growth Index	26.92%	19.24%	8.20%	9.49%

Morningstar Quartile – Class S Shares	2nd	2nd	3rd	3rd

Morningstar Ranking – based on total returns for Large Growth Funds	823/1,762	423/1,546	951/1,357	747/1,267

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

32 | JUNE 30, 2014

(unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of the predecessor fund into corresponding shares of the Fund.

Performance shown for Class A Shares reflects the historical performance of the predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the predecessor fund’s Class A Shares, net of any applicable fee and expense limitations or waivers. Performance shown for certain periods prior to September 30, 2004, reflects the historical performance of the predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Performance shown for Class C Shares and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund respectively prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the performance of the predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. Performance shown for certain periods prior to November 28, 2005, reflects the historical performance of the predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – January 2, 2003

Janus Mathematical Funds | 33

INTECH U.S. Growth Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,060.60	$4.75	$1,000.00	$1,020.18	$4.66	0.93%

Class C Shares	$1,000.00	$1,057.10	$8.01	$1,000.00	$1,017.01	$7.85	1.57%

Class I Shares	$1,000.00	$1,062.70	$3.07	$1,000.00	$1,021.82	$3.01	0.60%

Class S Shares	$1,000.00	$1,059.80	$5.31	$1,000.00	$1,019.64	$5.21	1.04%

Class T Shares	$1,000.00	$1,061.40	$4.14	$1,000.00	$1,020.78	$4.06	0.81%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

34 | JUNE 30, 2014

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Common Stock – 99.5%
Aerospace & Defense – 3.6%
8,000	B/E Aerospace, Inc.*	$739,920
9,700	Boeing Co.	1,234,131
5,500	Hexcel Corp.*	224,950
3,800	Honeywell International, Inc.	353,210
31,400	Huntington Ingalls Industries, Inc.	2,970,126
22,000	Lockheed Martin Corp.	3,536,060
7,500	Rockwell Collins, Inc.	586,050
9,200	Spirit AeroSystems Holdings, Inc. – Class A*	310,040
8,100	TransDigm Group, Inc.	1,354,806
3,800	United Technologies Corp.	438,710

		11,748,003
Air Freight & Logistics – 0.2%
7,900	United Parcel Service, Inc. – Class B	811,014
Airlines – 1.7%
6,500	Alaska Air Group, Inc.	617,825
50,000	American Airlines Group, Inc.*	2,148,000
32,800	Delta Air Lines, Inc.	1,270,016
27,100	Southwest Airlines Co.	727,906
16,800	United Continental Holdings, Inc.*	689,976

		5,453,723
Auto Components – 1.5%
18,800	BorgWarner, Inc.	1,225,572
25,500	Delphi Automotive PLC	1,752,870
10,030	FNF Group*	275,424
3,343	FNFV Group*	58,502
31,600	Goodyear Tire & Rubber Co.	877,848
8,300	Visteon Corp.*	805,183

		4,995,399
Automobiles – 0.6%
6,500	Harley-Davidson, Inc.	454,025
4,300	Tesla Motors, Inc.*,#	1,032,258
6,300	Thor Industries, Inc.	358,281

		1,844,564
Beverages – 2.7%
5,500	Brown-Forman Corp. – Class B	517,935
37,500	Coca-Cola Co.	1,588,500
21,000	Coca-Cola Enterprises, Inc.	1,003,380
29,000	Constellation Brands, Inc. – Class A*	2,555,770
13,000	Dr Pepper Snapple Group, Inc.	761,540
17,600	Monster Beverage Corp.*	1,250,128
11,800	PepsiCo, Inc.	1,054,212

		8,731,465
Biotechnology – 1.3%
16,400	Alkermes PLC*	825,412
800	Amgen, Inc.	94,696
700	Biogen Idec, Inc.*	220,717
29,600	Gilead Sciences, Inc.*	2,454,136
7,100	Incyte Corp., Ltd.*	400,724
7,700	Myriad Genetics, Inc.*,#	299,684

		4,295,369
Building Products – 0.7%
22,566	Allegion PLC	1,279,041
11,100	Lennox International, Inc.	994,227

		2,273,268
Capital Markets – 0.8%
3,300	Ameriprise Financial, Inc.	396,000
300	BlackRock, Inc.	95,880
8,000	Charles Schwab Corp.	215,440
4,400	Federated Investors, Inc. – Class B#	136,048
11,100	Lazard, Ltd. – Class A	572,316
14,500	LPL Financial Holdings, Inc.	721,230
6,000	SEI Investments Co.	196,620
6,200	Waddell & Reed Financial, Inc. – Class A	388,058

		2,721,592
Chemicals – 4.5%
1,200	Albemarle Corp.	85,800
6,100	Celanese Corp.	392,108
23,900	Dow Chemical Co.	1,229,894
5,900	Eastman Chemical Co.	515,365
22,114	Ecolab, Inc.	2,462,173
11,200	EI du Pont de Nemours & Co.	732,928
15,600	FMC Corp.	1,110,564
6,600	International Flavors & Fragrances, Inc.	688,248
17,000	LyondellBasell Industries NV – Class A	1,660,050
4,400	Monsanto Co.	548,856
3,300	NewMarket Corp.	1,293,963
300	PPG Industries, Inc.	63,045
2,200	Praxair, Inc.	292,248
20,800	Scotts Miracle-Gro Co. – Class A	1,182,688
4,000	Sherwin-Williams Co.	827,640
7,900	Sigma-Aldrich Corp.	801,692
5,200	Westlake Chemical Corp.	435,552
4,000	WR Grace & Co.*	378,120

		14,700,934
Commercial Banks – 0%
1,200	Signature Bank*	151,416
Commercial Services & Supplies – 1.1%
16,400	Cintas Corp.	1,042,056
3,800	Clean Harbors, Inc.*	244,150
11,500	Copart, Inc.*	413,540
21,200	Pitney Bowes, Inc.	585,544
11,200	RR Donnelley & Sons Co.	189,952
3,900	Stericycle, Inc.*	461,838
3,400	Waste Connections, Inc.	165,070
8,900	Waste Management, Inc.	398,097

		3,500,247
Communications Equipment – 2.5%
8,000	F5 Networks, Inc.*	891,520
9,200	Harris Corp.	696,900
52,700	Juniper Networks, Inc.*	1,293,258
24,800	Motorola Solutions, Inc.	1,650,936
12,900	Palo Alto Networks, Inc.*	1,081,665
26,400	QUALCOMM, Inc.	2,090,880
21,700	Riverbed Technology, Inc.*	447,671

		8,152,830
Construction & Engineering – 0.9%
5,100	AECOM Technology Corp.*	164,220
23,700	Chicago Bridge & Iron Co. NV	1,616,340
3,400	Fluor Corp.	261,460
23,100	Quanta Services, Inc.*	798,798

		2,840,818

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 35

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Construction Materials – 0.4%
2,900	Eagle Materials, Inc.	$273,412
7,700	Martin Marietta Materials, Inc.#	1,016,785

		1,290,197
Consumer Finance – 0.7%
22,900	American Express Co.	2,172,523
Containers & Packaging – 1.1%
2,900	AptarGroup, Inc.	194,329
15,400	Ball Corp.	965,272
2,800	Crown Holdings, Inc.*	139,328
27,600	Packaging Corp. of America	1,973,124
9,700	Silgan Holdings, Inc.	492,954

		3,765,007
Distributors – 0.1%
5,300	Genuine Parts Co.	465,340
Diversified Consumer Services – 0%
4,800	H&R Block, Inc.	160,896
Diversified Financial Services – 2.1%
37,700	CBOE Holdings, Inc.	1,855,217
7,800	IntercontinentalExchange Group, Inc.	1,473,420
42,100	McGraw Hill Financial, Inc.	3,495,563
700	MSCI, Inc.*	32,095

		6,856,295
Diversified Telecommunication Services – 0.4%
14,800	Level 3 Communications, Inc.*,#	649,868
2,300	Verizon Communications, Inc.	112,539
41,600	Windstream Holdings, Inc.#	414,336

		1,176,743
Electric Utilities – 0.7%
62,100	ITC Holdings Corp.	2,265,408
Electrical Equipment – 0.4%
2,100	AMETEK, Inc.	109,788
8,500	Babcock & Wilcox Co.	275,910
7,300	Emerson Electric Co.	484,428
1,100	Hubbell, Inc. – Class B	135,465
2,700	Rockwell Automation, Inc.	337,932

		1,343,523
Electronic Equipment, Instruments & Components – 0.2%
2,400	Amphenol Corp. – Class A	231,216
6,900	FLIR Systems, Inc.	239,637
1,500	Zebra Technologies Corp. – Class A*	123,480

		594,333
Energy Equipment & Services – 1.2%
7,600	Baker Hughes, Inc.	565,820
18,800	Cameron International Corp.*	1,272,948
1,700	Dresser-Rand Group, Inc.*	108,341
14,900	Halliburton Co.	1,058,049
9,200	Schlumberger, Ltd. (U.S. Shares)	1,085,140

		4,090,298
Food & Staples Retailing – 0.9%
1,200	Costco Wholesale Corp.	138,192
18,900	CVS Caremark Corp.	1,424,493
7,300	Kroger Co.	360,839
9,900	Safeway, Inc.	339,966
1,700	Sysco Corp.	63,665
3,900	Wal-Mart Stores, Inc.	292,773
4,200	Walgreen Co.	311,346

		2,931,274
Food Products – 1.8%
11,700	Archer-Daniels-Midland Co.	516,087
11,400	General Mills, Inc.	598,956
13,200	Hershey Co.	1,285,284
13,300	Hillshire Brands Co.	828,590
16,800	Hormel Foods Corp.	829,080
1,600	Kellogg Co.	105,120
3,500	Keurig Green Mountain, Inc.	436,135
3,600	Kraft Foods Group, Inc.	215,820
3,000	McCormick & Co., Inc.	214,770
1,000	Mead Johnson Nutrition Co.	93,170
25,300	WhiteWave Foods Co.*	818,961

		5,941,973
Gas Utilities – 0.1%
8,300	Questar Corp.	205,840
Health Care Equipment & Supplies – 2.5%
6,200	Baxter International, Inc.	448,260
9,000	Becton Dickinson and Co.	1,064,700
5,400	CR Bard, Inc.	772,254
8,600	Edwards Lifesciences Corp.*	738,224
14,500	IDEXX Laboratories, Inc.*	1,936,765
4,800	ResMed, Inc.#	243,024
5,400	Sirona Dental Systems, Inc.*	445,284
11,000	St Jude Medical, Inc.	761,750
7,900	Stryker Corp.	666,128
9,700	Varian Medical Systems, Inc.*	806,458
4,000	Zimmer Holdings, Inc.	415,440

		8,298,287
Health Care Providers & Services – 3.1%
12,200	Aetna, Inc.	989,176
34,000	AmerisourceBergen Corp.	2,470,440
10,300	Brookdale Senior Living, Inc.*	343,402
3,100	Catamaran Corp. (U.S. Shares)*	136,896
5,000	Cigna Corp.	459,850
2,100	DaVita HealthCare Partners, Inc.*	151,872
18,735	Express Scripts Holding Co.*	1,298,898
9,400	HCA Holdings, Inc.	529,972
6,700	Henry Schein, Inc.*	795,089
3,100	Laboratory Corp. of America Holdings*	317,440
6,200	McKesson Corp.	1,154,502
18,500	MEDNAX, Inc.*	1,075,775
4,000	Patterson Cos., Inc.	158,040
4,800	Universal Health Services, Inc. – Class B	459,648

		10,341,000
Hotels, Restaurants & Leisure – 2.8%
22,700	Brinker International, Inc.	1,104,355
42,800	Burger King Worldwide, Inc.#	1,165,016
13,100	Domino’s Pizza, Inc.	957,479
5,700	Dunkin’ Brands Group, Inc.	261,117
7,800	Las Vegas Sands Corp.	594,516
14,000	Marriott International, Inc. – Class A	897,400
12,800	McDonald’s Corp.	1,289,472
800	Panera Bread Co. – Class A*	119,864
7,900	Six Flags Entertainment Corp.	336,145
4,100	Starwood Hotels & Resorts Worldwide, Inc.	331,362

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

36 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Hotels, Restaurants & Leisure – (continued)
7,200	Wyndham Worldwide Corp.	$545,184
7,200	Wynn Resorts, Ltd.	1,494,432

		9,096,342
Household Durables – 1.1%
2,400	Jarden Corp.*	142,440
18,500	Newell Rubbermaid, Inc.	573,315
1,500	NVR, Inc.*	1,725,900
22,900	PulteGroup, Inc.	461,664
9,400	Tempur Sealy International, Inc.*	561,180
1,400	Whirlpool Corp.	194,908

		3,659,407
Household Products – 2.2%
15,800	Church & Dwight Co., Inc.	1,105,210
15,400	Clorox Co.#	1,407,560
30,400	Colgate-Palmolive Co.	2,072,672
24,900	Kimberly-Clark Corp.	2,769,378

		7,354,820
Independent Power and Renewable Electricity Producers – 0.1%
10,900	Calpine Corp.*	259,529
Industrial Conglomerates – 1.0%
20,000	3M Co.	2,864,800
1,600	Carlisle Cos., Inc.	138,592
1,600	Roper Industries, Inc.	233,616

		3,237,008
Information Technology Services – 8.0%
16,200	Accenture PLC – Class A (U.S. Shares)	1,309,608
11,700	Alliance Data Systems Corp.*	3,290,625
27,900	Automatic Data Processing, Inc.	2,211,912
38,900	Broadridge Financial Solutions, Inc.	1,619,796
31,600	Cognizant Technology Solutions Corp. – Class A*	1,545,556
20,100	DST Systems, Inc.	1,852,617
6,800	Fidelity National Information Services, Inc.	372,232
11,800	Fiserv, Inc.*	711,776
11,400	FleetCor Technologies, Inc.*	1,502,520
26,600	Gartner, Inc.*	1,875,832
23,700	Genpact, Ltd.	415,461
15,200	Global Payments, Inc.	1,107,320
19,300	International Business Machines Corp.	3,498,511
32,900	Jack Henry & Associates, Inc.	1,955,247
34,800	Paychex, Inc.	1,446,288
1,400	Vantiv, Inc. – Class A*	47,068
7,500	Visa, Inc. – Class A	1,580,325

		26,342,694
Insurance – 1.2%
1,600	American Financial Group, Inc.	95,296
18,400	Aon PLC	1,657,656
8,800	Axis Capital Holdings, Ltd.	389,664
35,700	Marsh & McLennan Cos., Inc.	1,849,974

		3,992,590
Internet & Catalog Retail – 0.9%
200	Amazon.com, Inc.*	64,956
5,100	Expedia, Inc.	401,676
7,800	HomeAway, Inc.*	271,596
9,600	Liberty Interactive Corp. – Class A*	281,856
1,900	Liberty Ventures*	140,220
3,000	Netflix, Inc.*	1,321,800
400	Priceline Group, Inc.*	481,200

		2,963,304
Internet Software & Services – 2.6%
5,100	eBay, Inc.*	255,306
3,900	Equinix, Inc.*	819,351
30,500	Facebook, Inc. – Class A*	2,052,345
2,800	Google, Inc. – Class A*	1,637,076
2,800	Google, Inc. – Class C*	1,610,784
17,100	IAC/InterActiveCorp	1,183,833
1,800	Twitter, Inc.*	73,746
18,600	VeriSign, Inc.#	907,866

		8,540,307
Leisure Products – 0.4%
18,400	Hasbro, Inc.#	976,120
1,800	Polaris Industries, Inc.	234,432

		1,210,552
Life Sciences Tools & Services – 1.4%
17,400	Agilent Technologies, Inc.	999,456
4,700	Bruker Corp.*	114,069
8,900	Charles River Laboratories International, Inc.*	476,328
2,400	Covance, Inc.*	205,392
15,800	Illumina, Inc.*,#	2,820,932

		4,616,177
Machinery – 4.6%
5,600	Caterpillar, Inc.	608,552
13,200	Colfax Corp.*	983,928
2,800	Crane Co.	208,208
3,500	Cummins, Inc.	540,015
6,700	Deere & Co.	606,685
5,100	Donaldson Co., Inc.	215,832
3,300	Dover Corp.	300,135
6,300	Flowserve Corp.	468,405
5,900	IDEX Corp.	476,366
10,400	Illinois Tool Works, Inc.	910,624
10,700	Ingersoll-Rand PLC	668,857
10,200	Lincoln Electric Holdings, Inc.	712,776
63,900	Manitowoc Co., Inc.	2,099,754
1,500	Nordson Corp.	120,285
9,000	PACCAR, Inc.	565,470
7,600	Pall Corp.	648,964
900	Snap-on, Inc.	106,668
1,800	Stanley Black & Decker, Inc.	158,076
27,400	Toro Co.	1,742,640
1,800	Valmont Industries, Inc.	273,510
7,200	WABCO Holdings, Inc.*	769,104
21,800	Wabtec Corp.	1,800,462

		14,985,316
Marine – 0.1%
2,800	Kirby Corp.*	327,992
Media – 4.4%
900	CBS Corp. – Class B	55,926
51,700	Comcast Corp. – Class A	2,775,256
4,600	DIRECTV*	391,046
30,200	DISH Network Corp. – Class A	1,965,416
20,400	Interpublic Group of Cos., Inc.	398,004
4,200	Lamar Advertising Co. – Class A	222,600
11,300	News Corp. – Class A*	202,722

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 37

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Media – (continued)
20,300	Omnicom Group, Inc.	$1,445,766
16,900	Starz – Class A*	503,451
22,200	Time Warner Cable, Inc.	3,270,060
19,700	Viacom, Inc. – Class B	1,708,581
19,200	Walt Disney Co.	1,646,208

		14,585,036
Metals & Mining – 0.5%
1,500	Compass Minerals International, Inc.	143,610
12,800	Royal Gold, Inc.	974,336
14,600	Southern Copper Corp.	443,402

		1,561,348
Multiline Retail – 0.3%
3,900	Big Lots, Inc.	178,230
4,300	Dillard’s, Inc. – Class A#	501,423
3,700	Macy’s, Inc.	214,674

		894,327
Oil, Gas & Consumable Fuels – 4.4%
1,900	Anadarko Petroleum Corp.	207,993
3,900	Cabot Oil & Gas Corp.	133,146
18,300	Cheniere Energy, Inc.*	1,312,110
6,300	Cobalt International Energy, Inc.*	115,605
8,100	Concho Resources, Inc.*	1,170,450
3,000	Continental Resources, Inc.*	474,120
6,100	EOG Resources, Inc.	712,846
19,400	EQT Corp.	2,073,860
25,100	Gulfport Energy Corp.*	1,576,280
2,100	Noble Energy, Inc.	162,666
16,800	ONEOK, Inc.	1,143,744
800	QEP Resources, Inc.	27,600
10,700	Range Resources Corp.	930,365
20,900	SM Energy Co.	1,757,690
23,300	Southwestern Energy Co.*	1,059,917
1,700	Whiting Petroleum Corp.*	136,425
18,000	Williams Cos., Inc.	1,047,780
10,100	World Fuel Services Corp.	497,223

		14,539,820
Pharmaceuticals – 5.0%
13,400	AbbVie, Inc.	756,296
21,824	Actavis PLC*,#	4,867,843
6,000	Allergan, Inc.	1,015,320
12,700	Eli Lilly & Co.	789,559
24,100	Endo International PLC*	1,687,482
21,000	Jazz Pharmaceuticals PLC*	3,087,210
6,500	Johnson & Johnson	680,030
31,100	Mylan, Inc.*	1,603,516
10,000	Perrigo Co. PLC	1,457,600
4,900	Salix Pharmaceuticals, Ltd.*,#	604,415

		16,549,271
Professional Services – 0.7%
3,400	Dun & Bradstreet Corp.#	374,680
8,900	Equifax, Inc.	645,606
23,200	Nielsen Holdings NV	1,123,112
5,500	Robert Half International, Inc.	262,570

		2,405,968
Real Estate Investment Trusts (REITs) – 2.8%
2,300	American Tower Corp.	206,954
16,100	Apartment Investment & Management Co. – Class A	519,547
4,600	Boston Properties, Inc.	543,628
3,100	Corrections Corp. of America	101,835
12,600	Digital Realty Trust, Inc.#	734,832
26,300	Equity Lifestyle Properties, Inc.	1,161,408
6,700	Extra Space Storage, Inc.	356,775
6,700	Federal Realty Investment Trust	810,164
17,100	Omega Healthcare Investors, Inc.#	630,306
4,400	Public Storage	753,940
8,700	Regency Centers Corp.	484,416
3,500	Senior Housing Properties Trust	85,015
4,100	Simon Property Group, Inc.	681,748
36,300	Spirit Realty Capital, Inc.	412,368
6,800	Tanger Factory Outlet Centers	237,796
6,000	Taubman Centers, Inc.	454,860
5,700	Ventas, Inc.	365,370
5,700	Vornado Realty Trust	608,361
850	Washington Prime Group, Inc.*	15,929

		9,165,252
Real Estate Management & Development – 0.3%
28,400	CBRE Group, Inc. – Class A*	909,936
Road & Rail – 1.6%
8,100	Avis Budget Group, Inc.*	483,489
13,600	CSX Corp.	419,016
13,200	Hertz Global Holdings, Inc.*	369,996
2,500	JB Hunt Transport Services, Inc.	184,450
6,100	Landstar System, Inc.	390,400
6,200	Norfolk Southern Corp.	638,786
14,800	Old Dominion Freight Line, Inc.*	942,464
17,400	Union Pacific Corp.	1,735,650

		5,164,251
Semiconductor & Semiconductor Equipment – 3.0%
85,700	Advanced Micro Devices, Inc.*,#	359,083
1,400	Analog Devices, Inc.	75,698
9,100	Applied Materials, Inc.	205,205
20,500	Avago Technologies, Ltd.	1,477,435
23,400	Broadcom Corp. – Class A	868,608
45,600	Intel Corp.	1,409,040
14,100	Linear Technology Corp.	663,687
15,200	Maxim Integrated Products, Inc.	513,912
11,500	Microchip Technology, Inc.#	561,315
52,900	ON Semiconductor Corp.*	483,506
8,900	Silicon Laboratories, Inc.*	438,325
27,700	Skyworks Solutions, Inc.	1,300,792
17,600	Texas Instruments, Inc.	841,104
11,100	Xilinx, Inc.	525,141

		9,722,851
Software – 2.7%
7,400	Autodesk, Inc.*	417,212
29,800	Cadence Design Systems, Inc.*	521,202
7,000	Electronic Arts, Inc.*	251,090
37,300	Fortinet, Inc.*	937,349
23,200	Intuit, Inc.	1,868,296
43,800	Microsoft Corp.	1,826,460
19,100	Oracle Corp.	774,123
4,300	Red Hat, Inc.*	237,661
5,200	Rovi Corp.*	124,592

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Software – (continued)
6,500	Salesforce.com, Inc.*	$377,520
12,000	SolarWinds, Inc.*	463,920
4,000	Solera Holdings, Inc.	268,600
4,200	VMware, Inc. – Class A*	406,602
2,600	Workday, Inc. – Class A*	233,636

		8,708,263
Specialty Retail – 2.8%
2,400	Aaron’s, Inc.	85,536
3,500	Advance Auto Parts, Inc.	472,220
2,600	AutoZone, Inc.*	1,394,224
1,500	Cabela’s, Inc.*	93,600
12,400	Chico’s FAS, Inc.	210,304
7,300	Dick’s Sporting Goods, Inc.	339,888
7,900	DSW, Inc. – Class A	220,726
8,500	Foot Locker, Inc.	431,120
2,700	Gap, Inc.	112,239
13,200	GNC Holdings, Inc. – Class A	450,120
23,200	Home Depot, Inc.	1,878,272
2,100	Lowe’s Cos., Inc.	100,779
8,500	O’Reilly Automotive, Inc.*	1,280,100
4,600	Ross Stores, Inc.	304,198
1,500	Signet Jewelers, Ltd.	165,885
4,500	Tiffany & Co.	451,125
19,200	TJX Cos., Inc.	1,020,480
2,100	Williams-Sonoma, Inc.	150,738

		9,161,554
Technology Hardware, Storage & Peripherals – 1.9%
900	3D Systems Corp.*	53,820
57,400	Apple, Inc.	5,334,182
18,600	EMC Corp.	489,924
2,100	SanDisk Corp.	219,303

		6,097,229
Textiles, Apparel & Luxury Goods – 1.4%
5,400	Carter’s, Inc.	372,222
4,900	Deckers Outdoor Corp.*	423,017
1,900	Hanesbrands, Inc.	187,036
9,000	Michael Kors Holdings, Ltd.*	797,850
3,600	NIKE, Inc. – Class B	279,180
17,200	Under Armour, Inc. – Class A*	1,023,228
21,600	VF Corp.	1,360,800

		4,443,333
Tobacco – 2.0%
58,200	Altria Group, Inc.	2,440,908
41,900	Lorillard, Inc.	2,554,643
1,400	Philip Morris International, Inc.	118,034
24,400	Reynolds American, Inc.	1,472,540

		6,586,125
Trading Companies & Distributors – 0.8%
6,500	Fastenal Co.	321,685
8,000	MRC Global, Inc.*	226,320
2,700	MSC Industrial Direct Co., Inc. – Class A	258,228
18,800	United Rentals, Inc.*	1,968,924

		2,775,157
Water Utilities – 0%
4,500	Aqua America, Inc.	117,990
Wireless Telecommunication Services – 0.7%
22,700	SBA Communications Corp. – Class A*	2,322,210

Total Common Stock (cost $257,734,747)		326,415,538

Money Market – 0.5%
1,608,052	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $1,608,052)	1,608,052

Investment Purchased with Cash Collateral From Securities Lending – 4.1%
13,402,841	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $13,402,841)	13,402,841

Total Investments (total cost $272,745,640) – 104.1%		341,426,431

Liabilities, net of Cash, Receivables and Other Assets – (4.1)%		(13,344,030)

Net Assets – 100%		$328,082,401

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$340,430,672	99.7%
Peru	443,402	0.1
India	415,461	0.1
Canada	136,896	0.1

Total	$341,426,431	100.0%

††	Includes Cash Equivalents of 4.4%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 39

INTECH U.S. Value Fund (unaudited)

FUND SNAPSHOT
We believe we can add value using natural stock price volatility through a mathematically-based, risk-managed process. We do not pick individual stocks or forecast their excess returns, but use natural stock price volatility and correlation characteristics to attempt to generate an excess return. Essentially, we adjust the capitalization weights of a benchmark portfolio to potentially more efficient combinations.
Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, INTECH U.S. Value Fund’s Class I Shares returned 25.48%. This compares to the 23.81% return posted by the Russell 1000 Value Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to manage the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

During the second quarter of 2014, as a result of INTECH’s ongoing research efforts, INTECH adjusted the optimization of the Fund. This change aims to potentially increase the Fund’s long-term excess return over the benchmark. This adjustment does not reflect a change in the underlying mathematical theory on which the investment process is based.

PERFORMANCE REVIEW

Relative volatility, which refers to stocks moving in relation to one another and to an index, was fairly stable over the past 12 months. This environment tends to be conducive to INTECH’s investment process.

In addition, an overall increase in market diversity over the past 12 months reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks. INTECH U.S. Value Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from an overall rise in market diversity over the period.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund was underweight on average the best-performing materials sector over the period, which detracted from relative performance. However, the Fund was also overweight on average the information technology and underweight the utilities sector, which contributed, and overall the portfolio’s average active sector positioning contributed to the strategy’s relative return.

In INTECH’s history, which spans more than 27 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

OUTLOOK

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we seek to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing

40 | JUNE 30, 2014

(unaudited)

changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Value Fund.

Janus Mathematical Funds | 41

INTECH U.S. Value Fund (unaudited)

INTECH U.S. Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Exxon Mobil Corp. Oil, Gas & Consumable Fuels	1.9%
Tyson Foods, Inc. – Class A Food Products	1.8%
U.S. Bancorp Commercial Banks	1.7%
Helmerich & Payne, Inc. Energy Equipment & Services	1.6%
Sempra Energy Multi-Utilities	1.5%

8.5%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of June 30, 2013

42 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratios – per the October 28, 2013 prospectus
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

INTECH U.S. Value Fund – Class A Shares

NAV	24.98%	19.20%	7.09%	1.01%

MOP	17.79%	17.81%	6.35%

INTECH U.S. Value Fund – Class C Shares

NAV	24.20%	18.39%	6.31%	1.74%

CDSC	23.20%	18.39%	6.31%

INTECH U.S. Value Fund – Class I Shares	25.48%	19.54%	7.36%	0.71%

INTECH U.S. Value Fund – Class S Shares	25.01%	19.11%	6.92%	1.20%

INTECH U.S. Value Fund – Class T Shares	25.27%	19.28%	6.99%	0.95%

Russell 1000® Value Index	23.81%	19.23%	7.19%

Morningstar Quartile – Class I Shares	1st	1st	2nd

Morningstar Ranking – based on total returns for Large Value Funds	140/1,290	98/1,130	359/1,028

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Mathematical Funds | 43

INTECH U.S. Value Fund (unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – December 30, 2005

44 | JUNE 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,071.70	$5.14	$1,000.00	$1,019.84	$5.01	1.00%

Class C Shares	$1,000.00	$1,068.60	$8.21	$1,000.00	$1,016.86	$8.00	1.60%

Class I Shares	$1,000.00	$1,072.90	$3.34	$1,000.00	$1,021.57	$3.26	0.65%

Class S Shares	$1,000.00	$1,072.80	$4.21	$1,000.00	$1,020.73	$4.11	0.82%

Class T Shares	$1,000.00	$1,072.40	$4.57	$1,000.00	$1,020.38	$4.46	0.89%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

Janus Mathematical Funds | 45

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Common Stock – 99.4%
Aerospace & Defense – 5.0%
10,300	Alliant Techsystems, Inc.	$1,379,376
33,000	Exelis, Inc.	560,340
3,900	General Dynamics Corp.	454,545
8,300	L-3 Communications Holdings, Inc.	1,002,225
8,300	Northrop Grumman Corp.	992,929
13,800	Raytheon Co.	1,273,050
1,300	Rockwell Collins, Inc.	101,582
5,000	Spirit AeroSystems Holdings, Inc. – Class A*	168,500
1,000	Textron, Inc.	38,290
2,900	United Technologies Corp.	334,805

		6,305,642
Airlines – 3.1%
1,800	Alaska Air Group, Inc.	171,090
19,100	American Airlines Group, Inc.*	820,536
33,500	Delta Air Lines, Inc.	1,297,120
60,600	Southwest Airlines Co.	1,627,716

		3,916,462
Auto Components – 1.1%
28,587	FNF Group*	784,999
9,528	FNFV Group*	166,741
4,100	Lear Corp.	366,212

		1,317,952
Beverages – 0.2%
2,800	Constellation Brands, Inc. – Class A*	246,764
100	Molson Coors Brewing Co. – Class B	7,416

		254,180
Building Products – 0.1%
2,266	Allegion PLC	128,437
Capital Markets – 2.5%
10,300	Ameriprise Financial, Inc.	1,236,000
7,200	Ares Capital Corp.	128,592
18,400	E*TRADE Financial Corp.*	391,184
10,200	Legg Mason, Inc.#	523,362
900	LPL Financial Holdings, Inc.	44,766
600	Northern Trust Corp.	38,526
8,900	Raymond James Financial, Inc.	451,497
9,500	TD Ameritrade Holding Corp.	297,825

		3,111,752
Chemicals – 1.8%
800	Ashland, Inc.	86,992
16,800	Cabot Corp.	974,232
3,300	Cytec Industries, Inc.	347,886
4,200	Dow Chemical Co.	216,132
6,400	Huntsman Corp.	179,840
800	PPG Industries, Inc.	168,120
1,200	Sigma-Aldrich Corp.	121,776
1,800	Westlake Chemical Corp.	150,768

		2,245,746
Commercial Banks – 6.5%
65,200	Bank of America Corp.	1,002,124
7,300	BankUnited, Inc.	244,404
23,300	BB&T Corp.	918,719
5,700	Comerica, Inc.	285,912
350	Commerce Bancshares, Inc.	16,275
4,800	Cullen/Frost Bankers, Inc.	381,216
1,700	East West Bancorp, Inc.	59,483
29,800	Fifth Third Bancorp	636,230
5,600	First Republic Bank	307,944
31,200	Huntington Bancshares, Inc.	297,648
6,800	KeyCorp	97,444
1,300	M&T Bank Corp.	161,265
3,400	SunTrust Banks, Inc.	136,204
5,300	SVB Financial Group*	618,086
800	TCF Financial Corp.	13,096
47,900	U.S. Bancorp	2,075,028
17,661	Wells Fargo & Co.	928,262

		8,179,340
Commercial Services & Supplies – 0.3%
1,500	Cintas Corp.	95,310
2,600	KAR Auction Services, Inc.	82,862
5,600	Pitney Bowes, Inc.	154,672
200	Republic Services, Inc.	7,594

		340,438
Communications Equipment – 1.0%
42,200	Brocade Communications Systems, Inc.	388,240
9,900	Harris Corp.	749,925
1,700	Motorola Solutions, Inc.	113,169

		1,251,334
Construction & Engineering – 0.6%
800	Fluor Corp.	61,520
1,100	Jacobs Engineering Group, Inc.*	58,608
18,200	Quanta Services, Inc.*	629,356

		749,484
Consumer Finance – 1.0%
5,000	Capital One Financial Corp.	413,000
4,300	Discover Financial Services	266,514
16,300	Navient Corp.	288,673
30,600	SLM Corp.	254,286

		1,222,473
Containers & Packaging – 0.4%
2,400	AptarGroup, Inc.	160,824
5,600	Bemis Co., Inc.	227,696
2,900	Sonoco Products Co.	127,397

		515,917
Distributors – 0.1%
1,200	Genuine Parts Co.	105,360
Diversified Consumer Services – 0.4%
700	Graham Holdings Co. – Class B	502,677
Diversified Financial Services – 1.5%
500	CME Group, Inc.	35,475
3,657	IntercontinentalExchange Group, Inc.	690,807
10,600	McGraw Hill Financial, Inc.	880,118
7,200	NASDAQ OMX Group, Inc.	278,064

		1,884,464
Diversified Telecommunication Services – 0.3%
2,262	CenturyLink, Inc.	81,884
8,700	Frontier Communications Corp.#	50,808
5,900	Level 3 Communications, Inc.*,#	259,069

		391,761

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

46 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Electric Utilities – 3.7%
5,600	American Electric Power Co., Inc.	$312,312
11,700	Edison International	679,887
800	Entergy Corp.	65,672
9,800	Exelon Corp.	357,504
24,800	Great Plains Energy, Inc.	666,376
12,100	NextEra Energy, Inc.	1,240,008
5,661	Northeast Utilities	267,596
1,700	Pepco Holdings, Inc.	46,716
10,300	PPL Corp.	365,959
12,700	Westar Energy, Inc.	485,013
4,900	Xcel Energy, Inc.	157,927

		4,644,970
Electrical Equipment – 0.4%
1,400	Babcock & Wilcox Co.	45,444
1,400	Eaton Corp. PLC	108,052
5,200	Emerson Electric Co.	345,072

		498,568
Electronic Equipment, Instruments & Components – 2.0%
6,900	Arrow Electronics, Inc.*	416,829
7,400	Avnet, Inc.	327,894
39,900	Corning, Inc.	875,805
7,000	FLIR Systems, Inc.	243,110
14,800	Ingram Micro, Inc. – Class A*	432,308
3,000	Tech Data Corp.*	187,560
500	Zebra Technologies Corp. – Class A*	41,160

		2,524,666
Energy Equipment & Services – 3.3%
1,000	Baker Hughes, Inc.	74,450
500	Cameron International Corp.*	33,855
17,000	Helmerich & Payne, Inc.	1,973,870
16,600	Nabors Industries, Ltd.	487,542
13,300	Patterson-UTI Energy, Inc.	464,702
6,500	Superior Energy Services, Inc.	234,910
13,100	Unit Corp.*	901,673

		4,171,002
Food & Staples Retailing – 1.2%
20,500	CVS Caremark Corp.	1,545,085
100	Safeway, Inc.	3,434

		1,548,519
Food Products – 2.4%
14,100	Archer-Daniels-Midland Co.	621,951
400	JM Smucker Co.	42,628
60,600	Tyson Foods, Inc. – Class A	2,274,924

		2,939,503
Gas Utilities – 0.7%
2,600	AGL Resources, Inc.	143,078
7,500	Atmos Energy Corp.	400,500
1,000	National Fuel Gas Co.	78,300
5,900	UGI Corp.	297,950

		919,828
Health Care Equipment & Supplies – 2.1%
5,100	Alere, Inc.*	190,842
36,300	Boston Scientific Corp.*	463,551
6,200	CareFusion Corp.*	274,970
6,200	St Jude Medical, Inc.	429,350
2,100	Stryker Corp.	177,072
5,700	Teleflex, Inc.	601,920
4,100	Zimmer Holdings, Inc.	425,826

		2,563,531
Health Care Providers & Services – 3.7%
6,190	Aetna, Inc.	501,885
5,000	Cardinal Health, Inc.	342,800
11,500	Express Scripts Holding Co.*	797,295
9,900	HCA Holdings, Inc.	558,162
2,600	Humana, Inc.	332,072
4,800	MEDNAX, Inc.*	279,120
17,100	Omnicare, Inc.	1,138,347
1,300	UnitedHealth Group, Inc.	106,275
5,800	WellPoint, Inc.	624,138

		4,680,094
Hotels, Restaurants & Leisure – 1.5%
8,300	Marriott International, Inc. – Class A	532,030
29,600	MGM Resorts International*	781,440
8,800	Royal Caribbean Cruises, Ltd. (U.S. Shares)	489,280
2,200	Wendy’s Co.	18,766

		1,821,516
Household Durables – 1.4%
4,200	Garmin, Ltd.	255,780
3,200	Harman International Industries, Inc.	343,776
600	Leggett & Platt, Inc.	20,568
24,900	Newell Rubbermaid, Inc.	771,651
200	NVR, Inc.*	230,120
800	Whirlpool Corp.	111,376

		1,733,271
Household Products – 1.0%
3,500	Clorox Co.	319,900
8,300	Kimberly-Clark Corp.	923,126

		1,243,026
Independent Power and Renewable Electricity Producers – 0.7%
100	Calpine Corp.*	2,381
22,200	NRG Energy, Inc.	825,840

		828,221
Industrial Conglomerates – 0.1%
800	3M Co.	114,592
Information Technology Services – 1.6%
14,900	Amdocs, Ltd. (U.S. Shares)	690,317
1,600	DST Systems, Inc.	147,472
13,100	Fidelity National Information Services, Inc.	717,094
2,300	Paychex, Inc.	95,588
8,100	VeriFone Systems, Inc.*	297,675

		1,948,146
Insurance – 12.4%
13,000	Aflac, Inc.	809,250
8,400	Allied World Assurance Co. Holdings AG	319,368
14,400	Allstate Corp.	845,568
17,300	American Financial Group, Inc.	1,030,388
4,700	Aon PLC	423,423
21,800	Arch Capital Group, Ltd.*	1,252,192
7,300	Aspen Insurance Holdings, Ltd.	331,566
23,400	Assurant, Inc.	1,533,870
5,300	Assured Guaranty, Ltd.	129,850

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 47

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Insurance – (continued)
14,200	Axis Capital Holdings, Ltd.	$628,776
19,400	Cincinnati Financial Corp.	931,976
1,700	Endurance Specialty Holdings, Ltd.	87,703
2,800	Everest Re Group, Ltd.	449,372
51,600	Genworth Financial, Inc. – Class A*	897,840
3,800	Hartford Financial Services Group, Inc.	136,078
14,200	HCC Insurance Holdings, Inc.	694,948
1,100	Markel Corp.*	721,204
12,600	Marsh & McLennan Cos., Inc.	652,932
100	PartnerRe, Ltd.	10,921
500	Principal Financial Group, Inc.	25,240
7,400	Protective Life Corp.	513,042
15,300	Reinsurance Group of America, Inc.	1,207,170
10,500	StanCorp Financial Group, Inc.	672,000
11,200	Torchmark Corp.	917,504
1,800	Travelers Cos., Inc.	169,326
2,800	Unum Group	97,328
900	Validus Holdings, Ltd.	34,416

		15,523,251
Internet Software & Services – 0.7%
23,200	Yahoo!, Inc.*	815,016
Life Sciences Tools & Services – 1.9%
2,400	Agilent Technologies, Inc.	137,856
7,100	Charles River Laboratories International, Inc.*	379,992
19,300	PerkinElmer, Inc.	904,012
7,900	Thermo Fisher Scientific, Inc.	932,200

		2,354,060
Machinery – 2.7%
2,300	Caterpillar, Inc.	249,941
200	Cummins, Inc.	30,858
100	Donaldson Co., Inc.	4,232
3,600	Dover Corp.	327,420
2,200	Illinois Tool Works, Inc.	192,632
4,700	Ingersoll-Rand PLC	293,797
3,400	Joy Global, Inc.	209,372
4,700	PACCAR, Inc.	295,301
11,000	Pentair PLC	793,320
2,100	Snap-on, Inc.	248,892
15,600	Terex Corp.	641,160
1,800	Trinity Industries, Inc.	78,696

		3,365,621
Marine – 0%
500	Kirby Corp.*	58,570
Media – 2.0%
4,100	CBS Corp. – Class B	254,774
18,650	Comcast Corp. – Class A	1,001,132
2,900	Interpublic Group of Cos., Inc.	56,579
13,600	John Wiley & Sons, Inc. – Class A	824,024
4,500	Time Warner, Inc.	316,125
700	Time, Inc.*	16,954

		2,469,588
Metals & Mining – 1.8%
12,300	Alcoa, Inc.	183,147
2,600	Allegheny Technologies, Inc.	117,260
6,700	Carpenter Technology Corp.	423,775
300	Nucor Corp.	14,775
12,800	Royal Gold, Inc.	974,336
19,800	United States Steel Corp.#	515,592

		2,228,885
Multi-Utilities – 6.1%
3,400	Alliant Energy Corp.	206,924
9,800	Ameren Corp.	400,624
34,900	CMS Energy Corp.	1,087,135
10,900	DTE Energy Co.	848,783
4,000	Integrys Energy Group, Inc.	284,520
16,500	MDU Resources Group, Inc.	579,150
7,400	NiSource, Inc.	291,116
6,300	PG&E Corp.	302,526
9,200	Public Service Enterprise Group, Inc.	375,268
9,200	SCANA Corp.	495,052
17,600	Sempra Energy	1,842,896
9,300	Vectren Corp.	395,250
10,500	Wisconsin Energy Corp.	492,660

		7,601,904
Multiline Retail – 0.1%
2,300	Macy’s, Inc.	133,446
Oil, Gas & Consumable Fuels – 6.6%
2,900	Chesapeake Energy Corp.	90,132
500	Chevron Corp.	65,275
2,700	Cimarex Energy Co.	387,342
193	ConocoPhillips	16,546
8,200	CONSOL Energy, Inc.	377,774
4,600	EOG Resources, Inc.	537,556
1,500	EQT Corp.	160,350
24,129	Exxon Mobil Corp.	2,429,308
3,200	Gulfport Energy Corp.*	200,960
2,100	Hess Corp.	207,669
2,550	Marathon Petroleum Corp.	199,078
2,400	ONEOK, Inc.	163,392
14,100	Phillips 66	1,134,063
1,200	SandRidge Energy, Inc.*	8,580
12,400	Spectra Energy Corp.	526,752
8,200	Teekay Corp. (U.S. Shares)	510,450
4,000	Ultra Petroleum Corp. (U.S. Shares)*	118,760
20,500	Valero Energy Corp.	1,027,050
800	Whiting Petroleum Corp.*	64,200
900	World Fuel Services Corp.	44,307

		8,269,544
Paper & Forest Products – 0.3%
9,600	Domtar Corp.	411,360
Pharmaceuticals – 1.8%
10,100	Forest Laboratories, Inc.*	999,900
1,200	Mallinckrodt PLC*,#	96,024
36,871	Pfizer, Inc.	1,094,331

		2,190,255
Professional Services – 0.7%
1,200	Manpowergroup, Inc.	101,820
10,500	Nielsen Holdings NV	508,305
2,300	Towers Watson & Co. – Class A	239,729

		849,854
Real Estate Investment Trusts (REITs) – 3.7%
2,000	Alexandria Real Estate Equities, Inc.	155,280
1,000	American Campus Communities, Inc.	38,240

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

48 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Real Estate Investment Trusts (REITs) – (continued)
4,300	Annaly Capital Management, Inc.	$49,149
1,400	BioMed Realty Trust, Inc.	30,562
2,300	Boston Properties, Inc.	271,814
900	Camden Property Trust	64,035
2,000	CommonWealth REIT	52,640
16,300	Corporate Office Properties Trust	453,303
5,800	Douglas Emmett, Inc.	163,676
4,500	Equity Lifestyle Properties, Inc.	198,720
1,600	Equity Residential	100,800
300	Federal Realty Investment Trust	36,276
17	Gaming and Leisure Properties, Inc.	578
3,600	Host Hotels & Resorts, Inc.	79,236
5,000	Kilroy Realty Corp.	311,400
3,000	Kimco Realty Corp.	68,940
1,500	Macerich Co.	100,125
27,600	MFA Financial, Inc.	226,596
1,800	Mid-America Apartment Communities, Inc.	131,490
3,400	Post Properties, Inc.	181,764
1,100	Public Storage	188,485
19,500	Spirit Realty Capital, Inc.	221,520
33,800	Starwood Property Trust, Inc.	803,426
200	Taubman Centers, Inc.	15,162
51,000	Two Harbors Investment Corp.	534,480
100	UDR, Inc.	2,863
1,400	Vornado Realty Trust	149,422
1,111	Washington Prime Group, Inc.*	20,820

		4,650,802
Real Estate Management & Development – 1.2%
4,700	Howard Hughes Corp.*	741,801
6,200	Jones Lang LaSalle, Inc.	783,618

		1,525,419
Road & Rail – 1.1%
21,000	CSX Corp.	647,010
600	Norfolk Southern Corp.	61,818
7,300	Ryder System, Inc.	643,057

		1,351,885
Semiconductor & Semiconductor Equipment – 1.5%
1,200	Analog Devices, Inc.	64,884
6,900	Applied Materials, Inc.	155,595
600	Avago Technologies, Ltd.	43,242
5,000	Broadcom Corp. – Class A	185,600
200	KLA-Tencor Corp.	14,528
17,900	Marvell Technology Group, Ltd.	256,507
26,700	Micron Technology, Inc.*	879,765
6,300	ON Semiconductor Corp.*	57,582
3,400	Skyworks Solutions, Inc.	159,664

		1,817,367
Software – 0%
100	MICROS Systems, Inc.*	6,790
1,800	Rovi Corp.*	43,128

		49,918
Specialty Retail – 0.3%
400	Aaron’s, Inc.	14,256
7,400	Foot Locker, Inc.	375,328

		389,584
Technology Hardware, Storage & Peripherals – 1.7%
11,900	Diebold, Inc.	478,023
10,800	Hewlett-Packard Co.	363,744
9,500	Lexmark International, Inc. – Class A	457,520
8,800	Western Digital Corp.	812,240

		2,111,527
Textiles, Apparel & Luxury Goods – 0.1%
1,500	Deckers Outdoor Corp.*	129,495
Thrifts & Mortgage Finance – 0.2%
14,700	Hudson City Bancorp, Inc.	144,501
3,700	New York Community Bancorp, Inc.#	59,126

		203,627
Tobacco – 0.1%
3,100	Reynolds American, Inc.	187,085
Trading Companies & Distributors – 0.4%
4,500	Air Lease Corp.	173,610
3,600	GATX Corp.	240,984
4,800	MRC Global, Inc.*	135,792

		550,386
Water Utilities – 0.1%
3,700	American Water Works Co., Inc.	182,965
Wireless Telecommunication Services – 0.2%
8,600	T-Mobile U.S., Inc.	289,132

Total Common Stock (cost $110,465,361)		124,313,418

Money Market – 0.5%
679,570	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $679,570)	679,570

Investment Purchased with Cash Collateral From Securities Lending – 0.7%
852,019	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $852,019)	852,019

Total Investments (total cost $111,996,950) – 100.6%		125,845,007

Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(797,932)

Net Assets – 100%		$125,047,075

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 49

Notes to Schedules of Investments and Other Information

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World High Dividend Yield Index	An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large and mid cap stocks from developed markets across the Americas, Asia-Pacific and Europe.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

CDI	Clearing House Electronic Subregister System Depositary Interest

FDR	Fixed Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of June 30, 2014.

#	Loaned security; a portion or all of the security is on loan at June 30, 2014.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2014. Unless otherwise indicated, all information in the table is for the year ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

INTECH Global Dividend Fund
Janus Cash Collateral Fund LLC	–	2,039,927	(1,617,241)	422,686	$–	$4,356(1)	$422,686
Janus Cash Liquidity Fund LLC	205,000	10,651,145	(10,620,115)	236,030	–	173	236,030

Total					$–	$4,529	$658,716

INTECH International Fund
Janus Cash Collateral Fund LLC	–	9,746,046	(7,588,359)	2,157,687	$–	$16,259(1)	$2,157,687
Janus Cash Liquidity Fund LLC	–	36,734,330	(36,293,184)	441,146	–	430	441,146

Total					$–	$16,689	$2,598,833

INTECH U.S. Core Fund
Janus Cash Collateral Fund LLC	–	64,518,146	(36,950,609)	27,567,537	$–	$7,525(1)	$27,567,537
Janus Cash Liquidity Fund LLC	3,093,665	148,967,944	(148,523,084)	3,538,525	–	3,347	3,538,525

Total					$–	$10,872	$31,106,062

INTECH U.S. Growth Fund
Janus Cash Collateral Fund LLC	–	44,602,657	(31,199,816)	13,402,841	$–	$26,832(1)	$13,402,841
Janus Cash Liquidity Fund LLC	1,107,000	51,429,071	(50,928,019)	1,608,052	–	1,272	1,608,052

Total					$–	$28,104	$15,010,893

50 | JUNE 30, 2014

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

INTECH U.S. Value Fund
Janus Cash Collateral Fund LLC	–	8,314,998	(7,462,979)	852,019	$–	$6,072(1)	$852,019
Janus Cash Liquidity Fund LLC	289,000	19,815,570	(19,425,000)	679,570	–	610	679,570

Total					$–	$6,682	$1,531,589

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Mathematical Funds | 51

Notes to Schedules of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH Global Dividend Fund
Assets
Investments in Securities:
Common Stock	$20,115,774	$–	$–

Preferred Stock	–	5,524	–

Right	1,099	–	–

Money Market	–	236,030	–

Investment Purchased with Cash Collateral From Securities Lending	–	422,686	–

Total Assets	$20,116,873	$664,240	$–

INTECH International Fund
Assets
Investments in Securities:
Common Stock	$76,742,478	$–	$–

Preferred Stock	–	70,647	–

Right	–	2,606	–

Money Market	–	441,146	–

Investment Purchased with Cash Collateral From Securities Lending	–	2,157,687	–

Total Assets	$76,742,478	$2,672,086	$–

INTECH U.S. Core Fund
Assets
Investments in Securities:
Common Stock	$670,974,380	$–	$–

Money Market	–	3,538,525	–

Investment Purchased with Cash Collateral From Securities Lending	–	27,567,537	–

Total Assets	$670,974,380	$31,106,062	$–

INTECH U.S. Growth Fund
Assets
Investments in Securities:
Common Stock	$326,415,538	$–	$–

Money Market	–	1,608,052	–

Investment Purchased with Cash Collateral From Securities Lending	–	13,402,841	–

Total Assets	$326,415,538	$15,010,893	$–

INTECH U.S. Value Fund
Assets
Investments in Securities:
Common Stock	$124,313,418	$–	$–

Money Market	–	679,570	–

Investment Purchased with Cash Collateral From Securities Lending	–	852,019	–

Total Assets	$124,313,418	$1,531,589	$–

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Janus Mathematical Funds | 53

Statements of Assets and Liabilities

As of June 30, 2014	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Assets:
Investments at cost	$18,836,109	$71,491,619	$557,550,694	$272,745,640	$111,996,950
Unaffiliated investments at value(1)	$20,122,397	$76,815,731	$670,974,380	$326,415,538	$124,313,418
Affiliated investments at value	658,716	2,598,833	31,106,062	15,010,893	1,531,589
Cash	–	31,348	9,701	5,791	–
Cash denominated in foreign currency(2)	1,655	18,960	–	–	–
Non-interested Trustees’ deferred compensation	413	1,570	13,665	6,646	2,534
Receivables:
Investments sold	–	238,696	–	–	63,782
Fund shares sold	47,812	14,192	610,572	135,482	57,497
Dividends	41,666	234,525	648,488	278,874	189,390
Foreign dividend tax reclaim	15,381	46,845	–	–	–
Due from adviser	11,250	–	–	–	–
Other assets	525	3,203	882	446	158
Total Assets	20,899,815	80,003,903	703,363,750	341,853,670	126,158,368
Liabilities:
Due to custodian	130	–	–	–	56,404
Collateral for securities loaned (Note 2)	422,686	2,157,687	27,567,537	13,402,841	852,019
Payables:
Investments purchased	–	240,755	–	–	–
Fund shares repurchased	58,457	39,315	266,527	117,874	107,333
Dividends	1,000	–	–	–	–
Advisory fees	9,027	34,866	279,471	133,058	50,806
Fund administration fees	164	634	5,460	2,661	1,016
Internal servicing cost	102	342	1,133	1,097	509
Administrative services fees	1,288	518	63,424	14,362	3,745
Distribution fees and shareholder servicing fees	2,101	1,506	21,774	7,085	2,095
Administrative, networking and omnibus fees	680	152	12,632	19,549	957
Non-interested Trustees’ fees and expenses	139	635	5,434	2,728	1,005
Non-interested Trustees’ deferred compensation fees	413	1,570	13,665	6,646	2,534
Accrued expenses and other payables	47,806	25,419	102,930	63,368	32,870
Total Liabilities	543,993	2,503,399	28,339,987	13,771,269	1,111,293
Net Assets	$20,355,822	$77,500,504	$675,023,763	$328,082,401	$125,047,075

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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55

Statements of Assets and Liabilities  (continued)

As of June 30, 2014	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$17,763,469	$63,536,349	$498,898,870	$392,418,803	$93,290,438
Undistributed net investment income*	210,976	384,607	2,444,388	902,976	997,203
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	435,794	5,653,218	29,148,203	(133,921,411)	16,910,903
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,945,583	7,926,330	144,532,302	68,682,033	13,848,531
Total Net Assets	$20,355,822	$77,500,504	$675,023,763	$328,082,401	$125,047,075
Net Assets - Class A Shares	$6,299,832	$5,342,225	$22,549,824	$7,812,177	$1,424,118
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	486,492	552,812	1,060,249	369,085	108,190
Net Asset Value Per Share(3)	$12.95	$9.66	$21.27	$21.17	$13.16
Maximum Offering Price Per Share(4)	$13.74	$10.25	$22.57	$22.46	$13.96
Net Assets - Class C Shares	$998,722	$525,785	$14,013,106	$3,760,540	$860,931
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	77,461	54,910	662,872	184,760	65,778
Net Asset Value Per Share(3)	$12.89	$9.58	$21.14	$20.35	$13.09
Net Assets - Class D Shares	$8,688,730	N/A	$286,019,168	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	672,431	N/A	13,431,916	N/A	N/A
Net Asset Value Per Share	$12.92	N/A	$21.29	N/A	N/A
Net Assets - Class I Shares	$1,995,422	$69,061,690	$174,615,293	$244,746,641	$104,039,006
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	153,797	7,174,659	8,195,296	11,639,450	7,849,202
Net Asset Value Per Share	$12.97	$9.63	$21.31	$21.03	$13.25
Net Assets - Class S Shares	$173,510	$66,977	$30,532,709	$12,211,690	$64,400
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,420	6,877	1,438,019	579,299	4,853
Net Asset Value Per Share	$12.93	$9.74	$21.23	$21.08	$13.27
Net Assets - Class T Shares	$2,199,606	$2,503,827	$147,293,663	$59,551,353	$18,658,620
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	169,988	260,841	6,919,611	2,845,117	1,414,790
Net Asset Value Per Share	$12.94	$9.60	$21.29	$20.93	$13.19

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $355,817, $1,667,561, $26,973,277, $13,109,246, and $830,491 of securities loaned for INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund, respectively. See Note 2 in Notes to Financial Statements.
(2)	Includes cost of $1,633 and $18,960 for INTECH Global Dividend Fund and INTECH International Fund, respectively.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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57

Statements of Operations

For the year ended June 30, 2014	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Investment Income:
Affiliated securities lending income, net	$4,356	$16,259	$7,525	$26,832	$6,072
Dividends	810,646	2,361,515	9,858,144	4,228,097	2,078,316
Dividends from affiliates	173	430	3,347	1,272	610
Other Income	100	624	151	212	228
Foreign tax withheld	(46,121)	(176,068)	(5,275)	(2,492)	(2,160)
Total Investment Income	769,154	2,202,760	9,863,892	4,253,921	2,083,066
Expenses:
Advisory fees	80,737	386,216	3,361,837	1,484,071	529,291
Internal servicing expense - Class A Shares	404	200	1,965	683	884
Internal servicing expense - Class C Shares	120	38	2,050	684	99
Internal servicing expense - Class I Shares	90	3,324	5,568	11,793	4,326
Shareholder reports expense	3,340	1,270	117,408	12,494	10,583
Transfer agent fees and expenses	3,246	1,076	92,016	1,498	1,718
Registration fees	74,237	76,542	144,903	78,785	75,996
Custodian fees	15,812	34,022	9,281	3,073	8,014
Professional fees	53,051	49,156	39,891	34,004	37,272
Non-interested Trustees’ fees and expenses	463	2,220	17,238	6,873	3,030
Fund administration fees	1,346	6,442	53,871	26,988	9,623
Administrative services fees - Class D Shares	7,556	N/A	307,168	N/A	N/A
Administrative services fees - Class S Shares	498	214	61,502	45,077	156
Administrative services fees - Class T Shares	2,136	2,802	324,981	89,576	24,395
Distribution fees and shareholder servicing fees - Class A Shares	12,152	5,599	46,610	16,654	21,326
Distribution fees and shareholder servicing fees - Class C Shares	6,132	1,791	111,060	35,207	6,002
Distribution fees and shareholder servicing fees - Class S Shares	498	214	61,502	45,077	156
Administrative, networking and omnibus fees - Class A Shares	3,486	2,292	14,023	8,349	9,515
Administrative, networking and omnibus fees - Class C Shares	401	112	10,875	109	411
Administrative, networking and omnibus fees - Class I Shares	301	769	62,737	92,681	1,330
Other expenses	9,233	11,228	36,930	20,865	11,789
Total Expenses	275,239	585,527	4,883,416	2,014,541	755,916
Less: Expense and Fee Offset	–	–	(205)	(40)	(20)
Less: Excess Expense Reimbursement	(167,128)	(269)	(4,288)	(822)	(1,812)
Net Expenses after Waivers and Expense Offsets	108,111	585,258	4,878,923	2,013,679	754,084
Net Investment Income	661,043	1,617,502	4,984,969	2,240,242	1,328,982
Net Realized Gain on Investments:
Investments and foreign currency transactions	526,930	8,398,330	63,418,240	55,502,434	23,712,016
Total Net Realized Gain on Investments	526,930	8,398,330	63,418,240	55,502,434	23,712,016
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,590,172	4,156,190	63,294,707	11,394,612	(1,423,119)
Total Change in Unrealized Net Appreciation/Depreciation	1,590,172	4,156,190	63,294,707	11,394,612	(1,423,119)
Net Increase in Net Assets Resulting from Operations	$2,778,145	$14,172,022	$131,697,916	$69,137,288	$23,617,879

See Notes to Financial Statements.

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59

Statements of Changes in Net Assets

	INTECH Global				INTECH U.S.
	Dividend Fund		INTECH International Fund		Core Fund		INTECH U.S. Growth Fund		INTECH U.S. Value Fund
For each year ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Operations:
Net investment income	$661,043	$304,819	$1,617,502	$800,730	$4,984,969	$4,206,708	$2,240,242	$3,310,039	$1,328,982	$1,687,503
Net realized gain on investments	526,930	710,076	8,398,330	3,287,835	63,418,240	35,421,536	55,502,434	41,882,126	23,712,016	17,715,062
Change in unrealized net appreciation/depreciation	1,590,172	187,838	4,156,190	3,480,342	63,294,707	30,498,282	11,394,612	2,921,233	(1,423,119)	3,855,702
Net Increase in Net Assets Resulting from Operations	2,778,145	1,202,733	14,172,022	7,568,907	131,697,916	70,126,526	69,137,288	48,113,398	23,617,879	23,258,267
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(172,102)	(35,534)	(39,689)	(5,820)	(106,975)	(153,980)	(28,408)	(60,785)	(72,796)	(109,106)
Class C Shares	(17,926)	(21,749)	(1,938)	(5,882)	–	(40,908)	–	(11,155)	(3,673)	(1,785)
Class D Shares	(230,860)	(113,523)	N/A	N/A	(1,738,038)	(2,635,292)	N/A	N/A	N/A	N/A
Class I Shares	(69,242)	(70,147)	(1,796,718)	(944,742)	(1,141,080)	(853,185)	(1,751,394)	(3,721,428)	(932,467)	(1,946,866)
Class S Shares	(7,122)	(23,990)	(1,270)	(5,200)	(144,066)	(44,923)	(64,467)	(156,162)	(432)	(1,826)
Class T Shares	(34,263)	(43,607)	(3,678)	(1,662)	(798,297)	(1,228,481)	(204,185)	(38,088)	(99,586)	(1,414)
Net Realized Gain from Investment Transactions*
Class A Shares	(259,588)	–	(272)	–	(709,906)	–	–	–	(1,331,980)	–
Class C Shares	(23,953)	–	(9)	–	(406,946)	–	–	–	(105,718)	–
Class D Shares	(313,405)	–	N/A	N/A	(9,598,255)	–	N/A	N/A	N/A	N/A
Class I Shares	(99,248)	–	(11,461)	–	(5,389,027)	–	–	–	(12,722,899)	–
Class S Shares	(6,926)	–	(10)	–	(950,584)	–	–	–	(8,539)	–
Class T Shares	(27,470)	–	(26)	–	(4,897,157)	–	–	–	(1,367,283)	–
Net Decrease from Dividends and Distributions to Shareholders	(1,262,105)	(308,550)	(1,855,071)	(963,306)	(25,880,331)	(4,956,769)	(2,048,454)	(3,987,618)	(16,645,373)	(2,060,997)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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61

Statements of Changes in Net Assets  (continued)

	INTECH Global				INTECH U.S.
	Dividend Fund		INTECH International Fund		Core Fund		INTECH U.S. Growth Fund		INTECH U.S. Value Fund
For each year ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Capital Share Transactions:
Shares Sold
Class A Shares	5,027,024	1,391,507	4,966,221	367,680	8,245,172	6,559,606	2,367,010	1,430,196	2,032,224	1,386,927
Class C Shares	695,512	167,500	581,716	–	4,275,209	2,542,638	299,315	481,602	641,807	200,065
Class D Shares	5,245,879	4,608,233	N/A	N/A	41,263,190	35,993,691	N/A	N/A	N/A	N/A
Class I Shares	609,343	569,671	5,093,283	25,142,673	104,048,932	30,499,066	23,374,440	17,213,613	13,754,123	5,632,633
Class S Shares	25,000	–	–	–	26,799,092	2,543,809	2,919,449	2,921,275	1	5
Class T Shares	1,820,891	587,324	2,608,832	189,424	40,051,072	29,253,187	48,423,406	16,074,663	18,849,842	420,913
Reinvested Dividends and Distributions
Class A Shares	431,063	35,534	39,961	5,820	798,639	148,739	23,453	52,094	1,379,794	107,311
Class C Shares	41,588	21,749	1,947	5,882	219,900	17,686	–	6,226	68,542	949
Class D Shares	541,457	111,197	N/A	N/A	11,208,285	2,600,479	N/A	N/A	N/A	N/A
Class I Shares	168,195	70,147	1,807,383	944,650	6,459,372	562,868	1,431,345	3,137,434	13,457,255	1,902,963
Class S Shares	14,048	23,990	1,280	5,200	1,094,251	44,815	64,414	156,045	8,971	1,826
Class T Shares	60,976	43,607	3,637	1,662	5,590,656	1,212,288	202,598	37,741	1,464,907	1,414
Shares Repurchased
Class A Shares	(1,217,666)	(799,385)	(491,460)	(379,865)	(6,172,027)	(6,263,247)	(1,508,457)	(4,360,169)	(9,852,014)	(941,991)
Class C Shares	(306,624)	(746,457)	(194,095)	(380,547)	(1,651,898)	(1,206,691)	(574,200)	(446,684)	(245,791)	(5,653)
Class D Shares	(2,464,694)	(2,356,333)	N/A	N/A	(33,834,242)	(27,474,208)	N/A	N/A	N/A	N/A
Class I Shares	(546,853)	(1,192,645)	(9,665,704)	(8,175,191)	(33,312,776)	(19,231,822)	(52,386,589)	(105,457,392)	(6,703,098)	(43,493,058)
Class S Shares	(183,600)	(723,447)	(71,360)	(364,420)	(7,489,023)	(2,091,522)	(13,773,253)	(4,135,431)	(13,130)	(189,200)
Class T Shares	(414,240)	(1,418,820)	(384,966)	(47,668)	(31,327,767)	(21,211,280)	(12,035,194)	(906,909)	(2,664,701)	(46,815)
Net Increase/(Decrease) from Capital Share Transactions	9,547,299	393,372	4,296,675	17,315,300	136,266,037	34,500,102	(1,172,263)	(73,795,696)	32,178,732	(35,021,711)
Net Increase/(Decrease) in Net Assets	11,063,339	1,287,555	16,613,626	23,920,901	242,083,622	99,669,859	65,916,571	(29,669,916)	39,151,238	(13,824,441)
Net Assets:
Beginning of period	9,292,483	8,004,928	60,886,878	36,965,977	432,940,141	333,270,282	262,165,830	291,835,746	85,895,837	99,720,278
End of period	$20,355,822	$9,292,483	$77,500,504	$60,886,878	$675,023,763	$432,940,141	$328,082,401	$262,165,830	$125,047,075	$85,895,837

Undistributed Net Investment Income*	$210,976	$49,708	$384,607	$465,591	$2,444,388	$1,387,302	$902,976	$710,437	$997,203	$777,130

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

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63

Financial Highlights

Class A Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.60	$10.40	$10.00
Income from Investment Operations:
Net investment income	0.57(2)	0.35	0.22
Net gain on investments (both realized and unrealized)	1.86	1.24	0.35
Total from Investment Operations	2.43	1.59	0.57
Less Distributions:
Dividends (from net investment income)*	(0.43)	(0.39)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(1.08)	(0.39)	(0.17)
Net Asset Value, End of Period	$12.95	$11.60	$10.40
Total Return**	21.79%	15.41%	5.70%
Net Assets, End of Period (in thousands)	$6,300	$1,625	$931
Average Net Assets for the Period (in thousands)	$4,861	$996	$881
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.96%	2.69%	5.56%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.76%	1.02%
Ratio of Net Investment Income to Average Net Assets***	4.62%	3.18%	4.01%
Portfolio Turnover Rate	51%	116%	24%

Class A Shares

For a share outstanding during each year or period ended June 30	INTECH International Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(3)	2009

Net Asset Value, Beginning of Period	$8.07	$6.79	$8.10	$6.16	$6.56	$8.97
Income from Investment Operations:
Net investment income	0.25(2)	0.22	0.12	0.66	0.13	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.57	1.21	(1.36)	1.39	(0.47)	(2.31)
Total from Investment Operations	1.82	1.43	(1.24)	2.05	(0.34)	(2.15)
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)
Distributions (from capital gains)*	–(4)	–	–	–	–	–
Total Distributions	(0.23)	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)
Net Asset Value, End of Period	$9.66	$8.07	$6.79	$8.10	$6.16	$6.56
Total Return**	22.74%	21.27%	(15.33)%	33.42%	(5.32)%	(23.53)%
Net Assets, End of Period (in thousands)	$5,342	$473	$445	$526	$1,684	$1,836
Average Net Assets for the Period (in thousands)	$2,240	$317	$452	$1,910	$1,900	$1,632
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.21%	1.22%	1.42%	3.22%	4.61%	6.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%	1.22%	1.26%	1.07%(5)	0.73%(5)	0.64%(5)
Ratio of Net Investment Income to Average Net Assets***	2.69%	1.26%	1.72%	2.05%	1.87%	2.62%
Portfolio Turnover Rate	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Less than $0.005 on a per share basis.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011, 1.25% in 2010 and 0.93% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

64 | JUNE 30, 2014

Class A Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Core Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.66	$14.72	$14.31	$10.72	$10.56	$9.26
Income from Investment Operations:
Net investment income	0.14(3)	0.18	0.15	0.10	0.07	0.05
Net gain on investments (both realized and unrealized)	4.34	2.96	0.39	3.58	0.16	1.25
Total from Investment Operations	4.48	3.14	0.54	3.68	0.23	1.30
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.20)	(0.13)	(0.09)	(0.07)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Total Distributions	(0.87)	(0.20)	(0.13)	(0.09)	(0.07)	–
Net Asset Value, End of Period	$21.27	$17.66	$14.72	$14.31	$10.72	$10.56
Total Return**	25.84%	21.48%	3.83%	34.44%	2.11%	14.04%
Net Assets, End of Period (in thousands)	$22,550	$16,242	$13,486	$14,544	$11,026	$13,008
Average Net Assets for the Period (in thousands)	$18,644	$13,430	$13,834	$13,331	$12,844	$14,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	0.98%	0.99%	0.98%	1.15%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	0.98%	0.99%	0.98%	1.06%	1.08%
Ratio of Net Investment Income to Average Net Assets***	0.70%	1.05%	1.03%	0.82%	0.85%	1.20%
Portfolio Turnover Rate	59%	67%	73%	93%	80%	111%

Class A Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Growth Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(4)	2009

Net Asset Value, Beginning of Period	$16.80	$14.43	$14.07	$10.52	$9.80	$12.88
Income from Investment Operations:
Net investment income	0.09(3)	0.33	0.16	0.23	0.14	0.14
Net gain/(loss) on investments (both realized and unrealized)	4.36	2.19	0.29	3.44	0.64	(3.11)
Total from Investment Operations	4.45	2.52	0.45	3.67	0.78	(2.97)
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.08)	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)
Net Asset Value, End of Period	$21.17	$16.80	$14.43	$14.07	$10.52	$9.80
Total Return**	26.56%	17.57%	3.26%	35.03%	7.97%	(22.92)%
Net Assets, End of Period (in thousands)	$7,812	$5,445	$7,328	$9,208	$11,914	$18,215
Average Net Assets for the Period (in thousands)	$6,662	$6,267	$8,624	$9,550	$17,116	$20,041
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.90%	0.92%	0.86%	0.90%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.90%	0.92%	0.86%	0.90%	0.82%
Ratio of Net Investment Income to Average Net Assets***	0.48%	0.85%	0.65%	0.62%	0.71%	1.01%
Portfolio Turnover Rate	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 65

Financial Highlights  (continued)

Class A Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Value Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$12.45	$10.15	$10.03	$7.85	$7.36	$9.88
Income from Investment Operations:
Net investment income	0.12(2)	0.16	0.15	0.13	0.10	0.15
Net gain/(loss) on investments (both realized and unrealized)	2.78	2.33	0.11	2.16	0.43	(2.35)
Total from Investment Operations	2.90	2.49	0.26	2.29	0.53	(2.20)
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–
Total Distributions	(2.19)	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)
Net Asset Value, End of Period	$13.16	$12.45	$10.15	$10.03	$7.85	$7.36
Total Return**	24.98%	24.86%	2.71%	29.23%	7.21%	(22.01)%
Net Assets, End of Period (in thousands)	$1,424	$7,348	$5,494	$4,980	$3,694	$3,440
Average Net Assets for the Period (in thousands)	$8,530	$6,373	$5,099	$4,598	$3,815	$1,762
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.03%	0.97%	0.92%	0.95%	1.05%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	0.97%	0.92%	0.95%	1.01%	0.74%
Ratio of Net Investment Income to Average Net Assets***	0.91%	1.37%	1.54%	1.38%	1.26%	2.28%
Portfolio Turnover Rate	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

66 | JUNE 30, 2014

Class C Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.56	$10.37	$10.00
Income from Investment Operations:
Net investment income	0.45(2)	0.27	0.19
Net gain on investments (both realized and unrealized)	1.87	1.22	0.35
Total from Investment Operations	2.32	1.49	0.54
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.30)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(0.99)	(0.30)	(0.17)
Net Asset Value, End of Period	$12.89	$11.56	$10.37
Total Return**	20.83%	14.50%	5.36%
Net Assets, End of Period (in thousands)	$999	$489	$940
Average Net Assets for the Period (in thousands)	$613	$793	$900
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.70%	3.50%	6.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.57%	1.51%	1.70%
Ratio of Net Investment Income to Average Net Assets***	3.63%	2.26%	3.37%
Portfolio Turnover Rate	51%	116%	24%

Class C Shares

For a share outstanding during each year or period ended June 30	INTECH International Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(3)	2009

Net Asset Value, Beginning of Period	$8.14	$6.78	$8.11	$6.17	$6.57	$8.93
Income from Investment Operations:
Net investment income	0.19(2)	2.46	0.17	0.58	0.13	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.57	(0.93)	(1.43)	1.47	(0.47)	(2.30)
Total from Investment Operations	1.76	1.53	(1.26)	2.05	(0.34)	(2.14)
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)
Distributions (from capital gains)*	–(4)	–	–	–	–	–
Total Distributions	(0.32)	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)
Net Asset Value, End of Period	$9.58	$8.14	$6.78	$8.11	$6.17	$6.57
Total Return**	21.91%	22.79%	(15.55)%	33.37%	(5.31)%	(23.61)%
Net Assets, End of Period (in thousands)	$526	$113	$433	$563	$1,642	$1,737
Average Net Assets for the Period (in thousands)	$179	$251	$574	$1,877	$1,827	$1,552
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.93%	1.32%	1.71%	3.96%	5.33%	7.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.93%	1.18%	1.47%	1.21%(5)	0.73%(5)	0.69%(5)
Ratio of Net Investment Income to Average Net Assets***	2.13%	1.20%	1.33%	1.92%	1.88%	2.56%
Portfolio Turnover Rate	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Less than $0.005 on a per share basis.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.00% in 2011, 2.00% in 2010 and 1.68% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 67

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Core Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.59	$14.68	$14.26	$10.71	$10.54	$9.26
Income from Investment Operations:
Net investment income/(loss)	(0.01)(3)	0.04	0.03	–(4)	0.03	0.02
Net gain on investments (both realized and unrealized)	4.32	2.96	0.39	3.56	0.16	1.26
Total from Investment Operations	4.31	3.00	0.42	3.56	0.19	1.28
Less Distributions:
Dividends (from net investment income)*	–	(0.09)	–	(0.01)	(0.02)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Total Distributions	(0.76)	(0.09)	–	(0.01)	(0.02)	–
Net Asset Value, End of Period	$21.14	$17.59	$14.68	$14.26	$10.71	$10.54
Total Return**	24.87%	20.51%	2.95%	33.26%	1.82%	13.82%
Net Assets, End of Period (in thousands)	$14,013	$9,154	$6,450	$6,755	$6,452	$7,938
Average Net Assets for the Period (in thousands)	$11,106	$7,536	$6,402	$6,690	$7,678	$8,527
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.75%	1.77%	1.83%	1.80%	1.56%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.75%	1.77%	1.83%	1.80%	1.56%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.07)%	0.25%	0.20%	(0.01)%	0.35%	0.44%
Portfolio Turnover Rate	59%	67%	73%	93%	80%	111%

Class C Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Growth Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(5)	2009

Net Asset Value, Beginning of Period	$16.18	$13.92	$13.58	$10.15	$9.50	$12.45
Income from Investment Operations:
Net investment income/(loss)	(0.03)(3)	0.04	(0.28)	(0.22)	(0.14)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	4.20	2.28	0.62	3.65	0.81	(2.88)
Total from Investment Operations	4.17	2.32	0.34	3.43	0.67	(2.93)
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.06)	–	–	(0.02)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–	–	–(6)	–
Total Distributions and Other	–	(0.06)	–	–	(0.02)	(0.02)
Net Asset Value, End of Period	$20.35	$16.18	$13.92	$13.58	$10.15	$9.50
Total Return**	25.77%	16.70%	2.50%	33.79%	7.05%	(23.53)%
Net Assets, End of Period (in thousands)	$3,761	$3,232	$2,742	$3,717	$3,928	$4,921
Average Net Assets for the Period (in thousands)	$3,521	$2,999	$3,089	$4,005	$4,571	$5,469
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.59%	1.60%	1.71%	1.71%	2.82%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.59%	1.60%	1.71%	1.70%	1.93%	1.62%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%	0.15%	(0.15)%	(0.25)%	(0.32)%	0.21%
Portfolio Turnover Rate	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(6)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

68 | JUNE 30, 2014

Class C Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Value Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$12.43	$10.14	$9.94	$7.81	$7.35	$9.78
Income from Investment Operations:
Net investment income/(loss)	0.04(2)	(0.08)	0.18	0.14	0.03	0.12
Net gain/(loss) on investments (both realized and unrealized)	2.77	2.49	0.02	2.05	0.45	(2.34)
Total from Investment Operations	2.81	2.41	0.20	2.19	0.48	(2.22)
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.12)	–	(0.06)	(0.02)	(0.21)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–
Total Distributions	(2.15)	(0.12)	–	(0.06)	(0.02)	(0.21)
Net Asset Value, End of Period	$13.09	$12.43	$10.14	$9.94	$7.81	$7.35
Total Return**	24.20%	23.97%	2.01%	28.03%	6.51%	(22.52)%
Net Assets, End of Period (in thousands)	$861	$380	$147	$217	$330	$281
Average Net Assets for the Period (in thousands)	$643	$206	$164	$432	$324	$266
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	1.69%	1.72%	1.74%	1.80%	1.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.67%	1.69%	1.61%	1.74%	1.76%	1.47%
Ratio of Net Investment Income to Average Net Assets***	0.31%	0.57%	0.81%	0.58%	0.51%	1.94%
Portfolio Turnover Rate	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Mathematical Funds | 69

Financial Highlights  (continued)

Class D Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.58	$10.39	$10.00
Income from Investment Operations:
Net investment income	0.56(2)	0.42	0.21
Net gain on investments (both realized and unrealized)	1.88	1.17	0.35
Total from Investment Operations	2.44	1.59	0.56
Less Distributions:
Dividends (from net investment income)*	(0.45)	(0.40)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(1.10)	(0.40)	(0.17)
Net Asset Value, End of Period	$12.92	$11.58	$10.39
Total Return**	21.92%	15.49%	5.60%
Net Assets, End of Period (in thousands)	$8,689	$4,706	$2,124
Average Net Assets for the Period (in thousands)	$6,297	$3,161	$1,727
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.78%	2.57%	5.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.66%	0.67%	1.32%
Ratio of Net Investment Income to Average Net Assets***	4.51%	3.91%	4.09%
Portfolio Turnover Rate	51%	116%	24%

Class D Shares

	INTECH U.S. Core Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(3)

Net Asset Value, Beginning of Period	$17.67	$14.74	$14.32	$10.74	$10.95
Income from Investment Operations:
Net investment income	0.17(2)	0.19	0.17	0.13	0.05
Net gain/(loss) on investments (both realized and unrealized)	4.35	2.97	0.39	3.59	(0.26)
Total from Investment Operations	4.52	3.16	0.56	3.72	(0.21)
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.23)	(0.14)	(0.14)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)
Total Distributions and Other	(0.90)	(0.23)	(0.14)	(0.14)	–
Net Asset Value, End of Period	$21.29	$17.67	$14.74	$14.32	$10.74
Total Return**	26.02%	21.62%	3.96%	34.74%	(1.92)%
Net Assets, End of Period (in thousands)	$286,019	$220,548	$174,853	$173,097	$135,712
Average Net Assets for the Period (in thousands)	$255,973	$192,611	$168,338	$156,479	$150,392
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.85%	0.84%	0.82%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.85%	0.84%	0.82%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.87%	1.17%	1.20%	0.96%	1.22%
Portfolio Turnover Rate	59%	67%	73%	93%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from February 16, 2010 (inception date) through June 30, 2010.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

70 | JUNE 30, 2014

Class I Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.62	$10.42	$10.00
Income from Investment Operations:
Net investment income	0.56(2)	0.46	0.23
Net gain on investments (both realized and unrealized)	1.90	1.15	0.36
Total from Investment Operations	2.46	1.61	0.59
Less Distributions:
Dividends (from net investment income)*	(0.46)	(0.41)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(1.11)	(0.41)	(0.17)
Net Asset Value, End of Period	$12.97	$11.62	$10.42
Total Return**	22.09%	15.66%	5.90%
Net Assets, End of Period (in thousands)	$1,995	$1,571	$1,897
Average Net Assets for the Period (in thousands)	$1,855	$1,927	$1,542
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	2.45%	5.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.52%	0.51%	0.75%
Ratio of Net Investment Income to Average Net Assets***	4.54%	3.63%	4.64%
Portfolio Turnover Rate	51%	116%	24%

Class I Shares

For a share outstanding during each year or period ended	INTECH International Fund
June 30 and the year ended July 31, 2009	2014	2013	2012	2011	2010(3)	2009

Net Asset Value, Beginning of Period	$8.03	$6.77	$8.06	$6.14	$6.55	$8.98
Income from Investment Operations:
Net investment income	0.21(2)	0.18	0.12	0.03	0.13	0.15
Net gain/(loss) on investments (both realized and unrealized)	1.63	1.28	(1.35)	2.00	(0.48)	(2.30)
Total from Investment Operations	1.84	1.46	(1.23)	2.03	(0.35)	(2.15)
Less Distributions and Other:
Dividends (from net investment income)*	(0.24)	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)
Distributions (from capital gains)*	–(4)	–	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–	–(5)	–
Total Distributions and Other	(0.24)	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)
Net Asset Value, End of Period	$9.63	$8.03	$6.77	$8.06	$6.14	$6.55
Total Return**	23.21%	21.78%	(15.18)%	33.20%	(5.48)%	(23.56)%
Net Assets, End of Period (in thousands)	$69,062	$59,981	$35,608	$20,713	$1,180	$2,327
Average Net Assets for the Period (in thousands)	$66,596	$42,583	$29,910	$1,393	$2,223	$1,935
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.92%	1.13%	3.08%	4.68%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.92%	1.00%	0.86%	1.00%	0.68%
Ratio of Net Investment Income to Average Net Assets***	2.27%	1.86%	2.05%	2.28%	1.38%	2.65%
Portfolio Turnover Rate	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 71

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each year or period ended	INTECH U.S. Core Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.68	$14.75	$14.33	$10.75	$10.57	$9.26
Income from Investment Operations:
Net investment income	0.20(3)	0.19	0.20	0.16	0.11	0.05
Net gain on investments (both realized and unrealized)	4.35	2.99	0.37	3.57	0.16	1.26
Total from Investment Operations	4.55	3.18	0.57	3.73	0.27	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.25)	(0.15)	(0.15)	(0.09)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–
Total Distributions and Other	(0.92)	(0.25)	(0.15)	(0.15)	(0.09)	–
Net Asset Value, End of Period	$21.31	$17.68	$14.75	$14.33	$10.75	$10.57
Total Return**	26.22%	21.75%	4.06%	34.84%	2.51%	14.15%
Net Assets, End of Period (in thousands)	$174,615	$71,592	$50,196	$55,567	$50,382	$45,795
Average Net Assets for the Period (in thousands)	$147,897	$56,472	$52,297	$53,512	$51,959	$49,319
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.75%	0.72%	0.72%	0.53%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.75%	0.72%	0.72%	0.53%	0.78%
Ratio of Net Investment Income to Average Net Assets***	1.00%	1.27%	1.31%	1.07%	1.37%	1.49%
Portfolio Turnover Rate	59%	67%	73%	93%	80%	111%

Class I Shares

For a share outstanding during each year or period ended	INTECH U.S. Growth Fund
June 30 and the year ended July 31, 2009	2014	2013	2012	2011	2010(5)	2009

Net Asset Value, Beginning of Period	$16.68	$14.35	$13.97	$10.45	$9.72	$12.84
Income from Investment Operations:
Net investment income	0.16(3)	0.18	0.13	0.13	0.12	0.12
Net gain/(loss) on investments (both realized and unrealized)	4.33	2.36	0.37	3.55	0.69	(3.07)
Total from Investment Operations	4.49	2.54	0.50	3.68	0.81	(2.95)
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(0.14)	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)
Net Asset Value, End of Period	$21.03	$16.68	$14.35	$13.97	$10.45	$9.72
Total Return**	27.02%	17.89%	3.64%	35.31%	8.29%	(22.76)%
Net Assets, End of Period (in thousands)	$244,747	$218,980	$264,411	$323,567	$379,401	$807,347
Average Net Assets for the Period (in thousands)	$232,771	$258,682	$287,232	$329,686	$768,204	$857,115
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.61%	0.58%	0.62%	0.63%	0.62%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.61%	0.58%	0.62%	0.63%	0.61%	0.55%
Ratio of Net Investment Income to Average Net Assets***	0.83%	1.20%	0.95%	0.84%	1.00%	1.30%
Portfolio Turnover Rate	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

72 | JUNE 30, 2014

Class I Shares

For a share outstanding during each year or period ended	INTECH U.S. Value Fund
June 30 and the year ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$12.51	$10.19	$10.07	$7.89	$7.37	$9.91
Income from Investment Operations:
Net investment income	0.17(2)	0.22	0.17	0.15	0.11	0.18
Net gain/(loss) on investments (both realized and unrealized)	2.80	2.32	0.12	2.16	0.45	(2.38)
Total from Investment Operations	2.97	2.54	0.29	2.31	0.56	(2.20)
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–	–(3)	–(3)
Total Distributions and Other	(2.23)	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)
Net Asset Value, End of Period	$13.25	$12.51	$10.19	$10.07	$7.89	$7.37
Total Return**	25.48%	25.23%	2.96%	29.38%	7.62%	(21.96)%
Net Assets, End of Period (in thousands)	$104,039	$77,625	$93,800	$93,695	$66,137	$59,647
Average Net Assets for the Period (in thousands)	$86,864	$93,335	$89,976	$84,034	$69,502	$53,614
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.67%	0.67%	0.68%	0.77%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.66%	0.67%	0.67%	0.68%	0.75%	0.61%
Ratio of Net Investment Income to Average Net Assets***	1.32%	1.71%	1.78%	1.64%	1.53%	2.79%
Portfolio Turnover Rate	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 73

Financial Highlights  (continued)

Class S Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.58	$10.39	$10.00
Income from Investment Operations:
Net investment income	0.46(2)	0.43	0.21
Net gain on investments (both realized and unrealized)	1.98	1.15	0.35
Total from Investment Operations	2.44	1.58	0.56
Less Distributions:
Dividends (from net investment income)*	(0.44)	(0.39)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(1.09)	(0.39)	(0.17)
Net Asset Value, End of Period	$12.93	$11.58	$10.39
Total Return**	21.99%	15.40%	5.60%
Net Assets, End of Period (in thousands)	$174	$286	$880
Average Net Assets for the Period (in thousands)	$199	$726	$872
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.13%	2.96%	5.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.86%	1.26%
Ratio of Net Investment Income to Average Net Assets***	3.72%	2.86%	3.77%
Portfolio Turnover Rate	51%	116%	24%

Class S Shares

For a share outstanding during each year or period ended June 30	INTECH International Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(3)	2009

Net Asset Value, Beginning of Period	$8.09	$6.79	$8.12	$6.16	$6.56	$8.95
Income from Investment Operations:
Net investment income	0.15(2)	2.47	0.10	0.70	0.13	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.69	(1.02)	(1.36)	1.37	(0.47)	(2.30)
Total from Investment Operations	1.84	1.45	(1.26)	2.07	(0.34)	(2.14)
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)
Distributions (from capital gains)*	–(4)	–	–	–	–	–
Total Distributions	(0.19)	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)
Net Asset Value, End of Period	$9.74	$8.09	$6.79	$8.12	$6.16	$6.56
Total Return**	22.92%	21.48%	(15.54)%	33.75%	(5.32)%	(23.54)%
Net Assets, End of Period (in thousands)	$67	$118	$421	$498	$1,642	$1,733
Average Net Assets for the Period (in thousands)	$86	$254	$432	$1,870	$1,831	$1,551
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.33%	1.48%	1.66%	3.46%	4.83%	6.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.29%	1.44%	1.07%(5)	0.72%(5)	0.65%(5)
Ratio of Net Investment Income to Average Net Assets***	1.69%	1.09%	1.52%	2.05%	1.89%	2.60%
Portfolio Turnover Rate	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Less than $0.005 on a per share basis.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.50% in 2011, 1.50% in 2010 and 1.18% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

74 | JUNE 30, 2014

Class S Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Core Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.66	$14.73	$14.29	$10.73	$10.55	$9.26
Income from Investment Operations:
Net investment income	0.11(3)	0.16	0.12	0.08	0.07	0.04
Net gain on investments (both realized and unrealized)	4.34	2.94	0.40	3.57	0.17	1.25
Total from Investment Operations	4.45	3.10	0.52	3.65	0.24	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.17)	(0.09)	(0.09)	(0.06)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Redemption fees	N/A	N/A	0.01	–(4)	–(4)	–(4)
Total Distributions and Other	(0.88)	(0.17)	(0.08)	(0.09)	(0.06)	–
Net Asset Value, End of Period	$21.23	$17.66	$14.73	$14.29	$10.73	$10.55
Total Return**	25.61%	21.20%	3.75%	34.11%	2.26%	13.93%
Net Assets, End of Period (in thousands)	$30,533	$5,996	$4,645	$4,836	$3,888	$4,558
Average Net Assets for the Period (in thousands)	$24,601	$4,857	$4,525	$4,423	$4,677	$5,179
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.14%	1.17%	1.16%	1.18%	1.03%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.17%	1.16%	1.18%	1.02%	1.25%
Ratio of Net Investment Income to Average Net Assets***	0.54%	0.86%	0.88%	0.61%	0.89%	1.02%
Portfolio Turnover Rate	59%	67%	73%	93%	80%	111%

Class S Shares

For a share outstanding during each year or period ended	INTECH U.S. Growth Fund
June 30 and the year ended July 31, 2009	2014	2013	2012	2011	2010(5)	2009

Net Asset Value, Beginning of Period	$16.73	$14.39	$14.02	$10.48	$9.77	$12.81
Income from Investment Operations:
Net investment income/(loss)	0.08(3)	0.15	(0.06)	0.33	0.20	0.33
Net gain/(loss) on investments (both realized and unrealized)	4.33	2.33	0.49	3.31	0.56	(3.30)
Total from Investment Operations	4.41	2.48	0.43	3.64	0.76	(2.97)
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(0.06)	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)
Net Asset Value, End of Period	$21.08	$16.73	$14.39	$14.02	$10.48	$9.77
Total Return**	26.40%	17.36%	3.14%	34.77%	7.73%	(23.09)%
Net Assets, End of Period (in thousands)	$12,212	$18,867	$17,270	$13,963	$15,629	$20,051
Average Net Assets for the Period (in thousands)	$18,031	$17,704	$15,590	$14,606	$18,507	$40,058
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.06%	1.06%	1.07%	1.07%	1.12%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.06%	1.06%	1.07%	1.07%	1.12%	1.04%
Ratio of Net Investment Income to Average Net Assets***	0.41%	0.70%	0.52%	0.40%	0.49%	0.77%
Portfolio Turnover Rate	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 75

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Value Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$12.53	$10.15	$10.02	$7.85	$7.37	$9.86
Income from Investment Operations:
Net investment income	0.11(2)	0.90	0.13	0.15	0.08	0.17
Net gain/(loss) on investments (both realized and unrealized)	2.82	1.63	0.11	2.11	0.44	(2.38)
Total from Investment Operations	2.93	2.53	0.24	2.26	0.52	(2.21)
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–
Total Distributions	(2.19)	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)
Net Asset Value, End of Period	$13.27	$12.53	$10.15	$10.02	$7.85	$7.37
Total Return**	25.01%	25.12%	2.48%	28.81%	7.00%	(22.15)%
Net Assets, End of Period (in thousands)	$64	$64	$221	$216	$214	$200
Average Net Assets for the Period (in thousands)	$63	$132	$208	$254	$225	$192
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.23%	1.16%	1.15%	1.17%	1.27%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%	0.97%	1.09%	1.17%	1.26%	0.97%
Ratio of Net Investment Income to Average Net Assets***	0.88%	1.41%	1.36%	1.16%	1.02%	2.43%
Portfolio Turnover Rate	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

76 | JUNE 30, 2014

Class T Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.60	$10.40	$10.00
Income from Investment Operations:
Net investment income	0.55(2)	0.46	0.22
Net gain on investments (both realized and unrealized)	1.88	1.14	0.35
Total from Investment Operations	2.43	1.60	0.57
Less Distributions:
Dividends (from net investment income)*	(0.44)	(0.40)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(1.09)	(0.40)	(0.17)
Net Asset Value, End of Period	$12.94	$11.60	$10.40
Total Return**	21.84%	15.55%	5.70%
Net Assets, End of Period (in thousands)	$2,200	$615	$1,233
Average Net Assets for the Period (in thousands)	$855	$1,249	$1,093
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.83%	2.69%	5.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.69%	1.03%
Ratio of Net Investment Income to Average Net Assets***	4.49%	3.27%	4.09%
Portfolio Turnover Rate	51%	116%	24%

Class T Shares

For a share outstanding during each year or period ended June 30	INTECH International Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$8.01	$6.77	$8.09	$6.16	$6.55	$5.93
Income from Investment Operations:
Net investment income	0.32(2)	0.08	0.06	0.17	0.12	–(5)
Net gain/(loss) on investments (both realized and unrealized)	1.49	1.35	(1.31)	1.87	(0.45)	0.62
Total from Investment Operations	1.81	1.43	(1.25)	2.04	(0.33)	0.62
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.19)	(0.07)	(0.11)	(0.06)	–
Distributions (from capital gains)*	–(5)	–	–	–	–	–
Total Distributions	(0.22)	(0.19)	(0.07)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$9.60	$8.01	$6.77	$8.09	$6.16	$6.55
Total Return**	22.78%	21.30%	(15.47)%	33.26%	(5.17)%	10.46%
Net Assets, End of Period (in thousands)	$2,504	$202	$59	$45	$10	$1
Average Net Assets for the Period (in thousands)	$1,121	$70	$40	$29	$8	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.12%	1.27%	1.41%	2.41%	4.81%	13.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.12%	1.26%	1.25%	0.54%(6)	0.31%(6)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.44%	1.24%	1.80%	3.12%	2.47%	(0.35)%
Portfolio Turnover Rate	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.
(5)	Less than $0.005 on a per share basis.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011 and 1.25% in 2010 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 77

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period ended	INTECH U.S. Core Fund
June 30 and the year ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$17.67	$14.74	$14.31	$10.74	$10.56	$10.21
Income from Investment Operations:
Net investment income	0.16(2)	0.18	0.15	0.12	0.12	0.18
Net gain on investments (both realized and unrealized)	4.34	2.97	0.40	3.58	0.14	0.46
Total from Investment Operations	4.50	3.15	0.55	3.70	0.26	0.64
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.88)	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)
Net Asset Value, End of Period	$21.29	$17.67	$14.74	$14.31	$10.74	$10.56
Total Return**	25.94%	21.58%	3.93%	34.53%	2.39%	6.70%
Net Assets, End of Period (in thousands)	$147,294	$109,408	$83,640	$74,483	$58,922	$222,932
Average Net Assets for the Period (in thousands)	$129,992	$92,764	$75,220	$66,619	$140,726	$215,954
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.92%	0.91%	0.92%	0.79%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.89%	0.92%	0.91%	0.92%	0.79%	0.91%
Ratio of Net Investment Income to Average Net Assets***	0.79%	1.11%	1.14%	0.87%	1.16%	1.78%
Portfolio Turnover Rate	59%	67%	73%	93%	80%	111%

Class T Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Growth Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$16.62	$14.33	$13.96	$10.48	$9.76	$8.98
Income from Investment Operations:
Net investment income	0.11(2)	0.26	0.12	0.11	0.06	0.01
Net gain on investments (both realized and unrealized)	4.33	2.24	0.33	3.54	0.73	0.77
Total from Investment Operations	4.44	2.50	0.45	3.65	0.79	0.78
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.21)	(0.10)	(0.17)	(0.07)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	0.02	–	–	–
Total Distributions and Other	(0.13)	(0.21)	(0.08)	(0.17)	(0.07)	–
Net Asset Value, End of Period	$20.93	$16.62	$14.33	$13.96	$10.48	$9.76
Total Return**	26.78%	17.61%	3.45%	34.99%	8.11%	8.69%
Net Assets, End of Period (in thousands)	$59,551	$15,642	$85	$58	$14	$1
Average Net Assets for the Period (in thousands)	$35,830	$4,390	$74	$33	$10	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.81%	0.83%	0.76%	0.85%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.81%	0.81%	0.76%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.58%	0.82%	0.79%	0.63%	0.67%	0.72%
Portfolio Turnover Rate	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

78 | JUNE 30, 2014

Class T Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Value Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.48	$10.18	$10.05	$7.87	$7.37	$6.63
Income from Investment Operations:
Net investment income	0.14(3)	0.19	0.13	0.15	0.05	0.01
Net gain on investments (both realized and unrealized)	2.80	2.31	0.13	2.15	0.49	0.73
Total from Investment Operations	2.94	2.50	0.26	2.30	0.54	0.74
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.20)	(0.13)	(0.12)	(0.04)	–
Distributions (from capital gains)*	(2.08)	–	–	–	–	–
Total Distributions	(2.23)	(0.20)	(0.13)	(0.12)	(0.04)	–
Net Asset Value, End of Period	$13.19	$12.48	$10.18	$10.05	$7.87	$7.37
Total Return**	25.27%	24.84%	2.73%	29.29%	7.31%	11.16%
Net Assets, End of Period (in thousands)	$18,659	$479	$58	$17	$33	$1
Average Net Assets for the Period (in thousands)	$9,758	$205	$36	$35	$20	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.90%	0.91%	0.89%	0.95%	0.99%	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.90%	0.89%	0.89%	0.95%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.09%	1.28%	1.54%	1.39%	1.20%	2.08%
Portfolio Turnover Rate	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Mathematical Funds | 79

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund and INTECH U.S. Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended June 30, 2014. The Trust offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in common stocks. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security

80 | JUNE 30, 2014

prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for INTECH Global Dividend Fund are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess

Janus Mathematical Funds | 81

Notes to Financial Statements (continued)

portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Funds recognize transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 2 to
Fund	Level 1

INTECH Global Dividend Fund	$54,373
INTECH International Fund	39,432

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

82 | JUNE 30, 2014

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Funds present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated

Janus Mathematical Funds | 83

Notes to Financial Statements (continued)

counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets
INTECH Global Dividend Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$355,817	$–	$(355,817)	$–

INTECH International Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$1,667,561	$–	$(1,667,561)	$–

INTECH U.S Core Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$26,973,277	$–	$(26,973,277)	$–

INTECH U.S. Growth Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$13,109,246	$–	$(13,109,246)	$–

INTECH U.S. Value Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$830,491	$–	$(830,491)	$–

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
To the extent that real estate-related securities may be included in a Fund’s named benchmark index, INTECH’s

84 | JUNE 30, 2014

mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Each Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statements of Operations (if applicable).

3.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee Rate (%)
Fund	Assets of the Fund	(annual rate)

INTECH Global Dividend Fund	All Asset Levels	0.55
INTECH International Fund	All Asset Levels	0.55
INTECH U.S. Core Fund	N/A	0.50
INTECH U.S. Growth Fund	All Asset Levels	0.50
INTECH U.S. Value Fund	All Asset Levels	0.50

For INTECH U.S. Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same

Janus Mathematical Funds | 85

Notes to Financial Statements (continued)

as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH U.S. Core Fund	S&P 500® Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH U.S. Core Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustment began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of INTECH U.S. Core Fund relative to the record of the Fund’s benchmark index and future changes to the size of INTECH U.S. Core Fund.

INTECH U.S. Core Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the year ended June 30, 2014, INTECH U.S. Core Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

INTECH U.S. Core Fund	$420,770

INTECH Investment Management LLC (“INTECH”) serves as subadviser to each Fund. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable

86 | JUNE 30, 2014

performance fee adjustment for INTECH U.S. Core Fund, and after any fee waivers and expense reimbursements for INTECH Global Dividend Fund, INTECH International Fund and INTECH U.S. Value Fund). The subadvisory fee paid by Janus Capital to INTECH on behalf of INTECH U.S. Core Fund adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Under separate distribution and shareholder servicing plans (each, a “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds. Payments under each Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2014. If applicable, amounts reimbursed to the Funds by Janus

Janus Mathematical Funds | 87

Notes to Financial Statements (continued)

Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense
	Limit (%)	Previous Expense
	(November 1,	Limit (%) (until
	2013 to	November 1,
Fund	present)	2013)

INTECH Global Dividend Fund	0.50	0.50
INTECH International Fund	1.00	1.00
INTECH U.S. Core Fund	0.75	0.89
INTECH U.S. Growth Fund	0.76	0.90
INTECH U.S. Value Fund	0.79	0.75

For a period of three years subsequent to INTECH Global Dividend Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the year ended June 30, 2014, total reimbursement by Janus Capital was $166,166 for the Fund. As of June 30, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $508,998. The recoupment of such reimbursements expires December 15, 2014.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $285,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $518,025 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Global Dividend Fund	$6,951
INTECH International Fund	329
INTECH U.S. Core Fund	5,482
INTECH U.S. Growth Fund	1,045
INTECH U.S. Value Fund	647

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2014.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended June 30, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH U.S. Core Fund	$910
INTECH U.S. Growth Fund	79
INTECH U.S. Value Fund	819

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee

88 | JUNE 30, 2014

Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

As of June 30, 2014, shares of the Funds were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Fund
Fund	Owned	Owned

INTECH Global Dividend Fund - Class A Shares	–%	–%
INTECH Global Dividend Fund - Class C Shares	–	–
INTECH Global Dividend Fund - Class D Shares	–	–
INTECH Global Dividend Fund - Class I Shares	–	–
INTECH Global Dividend Fund - Class S Shares	85	1
INTECH Global Dividend Fund - Class T Shares	–	–
INTECH U.S. Value Fund – Class A Shares	–	–
INTECH U.S. Value Fund – Class C Shares	–	–
INTECH U.S. Value Fund – Class I Shares	–	–
INTECH U.S. Value Fund – Class S Shares	100	0
INTECH U.S. Value Fund – Class T Shares	–	–

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Late-Year		Other Book
	Ordinary	Long-Term	Accumulated	Loss	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Deferrals	Deferral	Differences	Appreciation

INTECH Global Dividend Fund	$342,394	$316,385	$–	$–	$–	$166	$1,933,408
INTECH International Fund	841,366	5,369,056	–	–	–	1,815	7,751,918
INTECH U.S. Core Fund	6,584,012	31,911,305	(6,794,544)	–	–	(11,110)	144,435,230
INTECH U.S. Growth Fund	909,623	–	(133,385,703)	–	–	(5,405)	68,145,083
INTECH U.S. Value Fund	6,839,067	11,153,482	–	–	–	(2,060)	13,766,148

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Janus Mathematical Funds | 89

Notes to Financial Statements (continued)

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2014

			No Expiration		Accumulated
Fund	June 30, 2016	June 30, 2018	Short-Term	Long-Term	Capital Losses

INTECH U.S. Core Fund(1)	$(6,794,544)	$–	$–	$–	$(6,794,544)
INTECH U.S. Growth Fund	–	(133,385,703)	–	–	(133,385,703)

(1)	Capital loss carryover subject to annual limitations, $(3,397,272) should be available in the next fiscal year.

During the year ended June 30, 2014, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

INTECH International Fund	$2,554,112
INTECH U.S. Core Fund	5,397,451
INTECH U.S. Growth Fund	54,793,078

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH Global Dividend Fund	$18,847,705	$2,247,027	$(313,619)
INTECH International Fund	71,662,646	8,615,662	(863,744)
INTECH U.S. Core Fund	557,645,212	145,659,496	(1,224,266)
INTECH U.S. Growth Fund	273,281,348	69,629,110	(1,484,027)
INTECH U.S. Value Fund	112,078,859	14,086,126	(319,978)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Global Dividend Fund	$739,187	$522,918	$–	$–
INTECH International Fund	1,855,071	–	–	–
INTECH U.S. Core Fund	6,180,895	19,699,436	–	–
INTECH U.S. Growth Fund	2,048,454	–	–	–
INTECH U.S. Value Fund	4,754,595	11,890,778	–	–

90 | JUNE 30, 2014

For the year ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Global Dividend Fund	$308,551	$–	$–	$–
INTECH International Fund	963,306	–	–	–
INTECH U.S. Core Fund	4,956,769	–	–	–
INTECH U.S. Growth Fund	3,987,618	–	–	–
INTECH U.S. Value Fund	2,060,998	–	–	–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Funds:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

INTECH Global Dividend Fund	$6	$31,740	$(31,746)
INTECH International Fund	(1)	144,807	(144,806)
INTECH U.S. Core Fund	1	573	(574)
INTECH U.S. Growth Fund	2	751	(753)
INTECH U.S. Value Fund	2	45	(47)

Janus Mathematical Funds | 91

Notes to Financial Statements (continued)

5.	Capital Share Transactions

	INTECH		INTECH		INTECH
	Global Dividend		International		U.S. Core
	Fund		Fund		Fund
For each year ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	408,638	115,675	546,197	42,496	422,423	388,195
Reinvested dividends and distributions	35,321	3,164	4,445	766	40,935	9,547
Shares repurchased	(97,519)	(68,283)	(56,480)	(50,171)	(322,668)	(394,179)
Net Increase/(Decrease) in Fund Shares	346,440	50,556	494,162	(6,909)	140,689	3,563
Shares Outstanding, Beginning of Period	140,052	89,496	58,650	65,559	919,560	915,997
Shares Outstanding, End of Period	486,492	140,052	552,812	58,650	1,060,249	919,560
Transactions in Fund Shares – Class C Shares:
Shares sold	55,803	14,036	61,670	–	215,544	154,002
Reinvested dividends and distributions	3,417	1,969	218	778	11,294	1,135
Shares repurchased	(24,112)	(64,344)	(20,838)	(50,727)	(84,210)	(74,116)
Net Increase/(Decrease) in Fund Shares	35,108	(48,339)	41,050	(49,949)	142,628	81,021
Shares Outstanding, Beginning of Period	42,353	90,692	13,860	63,809	520,244	439,223
Shares Outstanding, End of Period	77,461	42,353	54,910	13,860	662,872	520,244
Transactions in Fund Shares – Class D Shares:
Shares sold	420,677	393,004	N/A	N/A	2,109,015	2,156,224
Reinvested dividends and distributions	44,434	9,779	N/A	N/A	574,195	166,912
Shares repurchased	(199,182)	(200,782)	N/A	N/A	(1,730,977)	(1,704,370)
Net Increase/(Decrease) in Fund Shares	265,929	202,001	N/A	N/A	952,233	618,766
Shares Outstanding, Beginning of Period	406,502	204,501	N/A	N/A	12,479,683	11,860,917
Shares Outstanding, End of Period	672,431	406,502	N/A	N/A	13,431,916	12,479,683
Transactions in Fund Shares – Class I Shares:
Shares sold	49,276	49,065	558,826	3,168,501	5,509,570	1,802,217
Reinvested dividends and distributions	13,770	6,231	201,942	125,119	330,910	36,128
Shares repurchased	(44,476)	(102,195)	(1,056,819)	(1,080,485)	(1,693,959)	(1,191,919)
Net Increase/(Decrease) in Fund Shares	18,570	(46,899)	(296,051)	2,213,135	4,146,521	646,425
Shares Outstanding, Beginning of Period	135,227	182,126	7,470,710	5,257,575	4,048,775	3,402,350
Shares Outstanding, End of Period	153,797	135,227	7,174,659	7,470,710	8,195,296	4,048,775
Transactions in Fund Shares – Class S Shares:
Shares sold	1,956	–	–	–	1,425,569	150,573
Reinvested dividends and distributions	1,152	2,160	141	684	56,144	2,875
Shares repurchased	(14,389)	(62,155)	(7,782)	(48,174)	(383,161)	(129,378)
Net Increase/(Decrease) in Fund Shares	(11,281)	(59,995)	(7,641)	(47,490)	1,098,552	24,070
Shares Outstanding, Beginning of Period	24,701	84,696	14,518	62,007	339,467	315,397
Shares Outstanding, End of Period	13,420	24,701	6,877	14,518	1,438,019	339,467
Transactions in Fund Shares – Class T Shares:
Shares sold	144,796	52,149	277,905	22,287	2,040,524	1,735,840
Reinvested dividends and distributions	4,960	3,892	407	220	286,407	77,811
Shares repurchased	(32,790)	(121,595)	(42,667)	(6,052)	(1,599,484)	(1,294,787)
Net Increase/(Decrease) in Fund Shares	116,966	(65,554)	235,645	16,455	727,447	518,864
Shares Outstanding, Beginning of Period	53,022	118,576	25,196	8,741	6,192,164	5,673,300
Shares Outstanding, End of Period	169,988	53,022	260,841	25,196	6,919,611	6,192,164

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

92 | JUNE 30, 2014

	INTECH		INTECH
	U.S. Growth		U.S. Value
	Fund		Fund
For each year ended June 30	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	121,163	91,919	157,909	121,508
Reinvested dividends and distributions	1,207	3,452	114,887	9,890
Shares repurchased	(77,486)	(278,865)	(755,014)	(82,298)
Net Increase/(Decrease) in Fund Shares	44,884	(183,494)	(482,218)	49,100
Shares Outstanding, Beginning of Period	324,201	507,695	590,408	541,308
Shares Outstanding, End of Period	369,085	324,201	108,190	590,408
Transactions in Fund Shares – Class C Shares:
Shares sold	16,119	32,280	49,224	16,437
Reinvested dividends and distributions	–	427	5,721	87
Shares repurchased	(31,086)	(29,932)	(19,749)	(454)
Net Increase/(Decrease) in Fund Shares	(14,967)	2,775	35,196	16,070
Shares Outstanding, Beginning of Period	199,727	196,952	30,582	14,512
Shares Outstanding, End of Period	184,760	199,727	65,778	30,582
Transactions in Fund Shares – Class I Shares:
Shares sold	1,235,736	1,102,608	1,050,321	492,901
Reinvested dividends and distributions	74,279	209,721	1,114,934	174,744
Shares repurchased	(2,799,162)	(6,608,808)	(520,136)	(3,665,280)
Net Increase/(Decrease) in Fund Shares	(1,489,147)	(5,296,479)	1,645,119	(2,997,635)
Shares Outstanding, Beginning of Period	13,128,597	18,425,076	6,204,083	9,201,718
Shares Outstanding, End of Period	11,639,450	13,128,597	7,849,202	6,204,083
Transactions in Fund Shares – Class S Shares:
Shares sold	148,218	184,438	–	–
Reinvested dividends and distributions	3,326	10,375	741	168
Shares repurchased	(700,012)	(267,031)	(956)	(16,897)
Net Increase/(Decrease) in Fund Shares	(548,468)	(72,218)	(215)	(16,729)
Shares Outstanding, Beginning of Period	1,127,767	1,199,985	5,068	21,797
Shares Outstanding, End of Period	579,299	1,127,767	4,853	5,068
Transactions in Fund Shares – Class T Shares:
Shares sold	2,511,404	988,403	1,466,675	36,398
Reinvested dividends and distributions	10,552	2,528	121,771	130
Shares repurchased	(617,747)	(55,942)	(212,007)	(3,924)
Net Increase/(Decrease) in Fund Shares	1,904,209	934,989	1,376,439	32,604
Shares Outstanding, Beginning of Period	940,908	5,919	38,351	5,747
Shares Outstanding, End of Period	2,845,117	940,908	1,414,790	38,351

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Mathematical Funds | 93

Notes to Financial Statements (continued)

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Global Dividend Fund	$16,215,640	$7,429,542	$–	$–
INTECH International Fund	115,387,916	111,654,461	–	–
INTECH U.S. Core Fund	462,933,059	345,332,574	–	–
INTECH U.S. Growth Fund	325,220,724	326,204,294	–	–
INTECH U.S. Value Fund	174,861,886	158,287,229	–	–

7.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

94 | JUNE 30, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (five of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2014 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 14, 2014

Janus Mathematical Funds | 95

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

96 | JUNE 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Mathematical Funds | 97

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

98 | JUNE 30, 2014

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Mathematical Funds | 99

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

100 | JUNE 30, 2014

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

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•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Mathematical Funds | 105

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

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Useful Information About Your Fund Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund.

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Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended June 30, 2014:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

INTECH Global Dividend Fund	$46,121	$655,536
INTECH International Fund	174,425	2,361,515

Capital Gain Distributions

Fund

INTECH Global Dividend Fund	$522,918
INTECH U.S. Core Fund	$19,699,436
INTECH U.S. Value Fund	$11,890,778

Dividends Received Deduction Percentage

Fund

INTECH Global Dividend Fund	27%
INTECH U.S. Core Fund	100%
INTECH U.S. Growth Fund	100%
INTECH U.S. Value Fund	28%

Qualified Dividend Income Percentage

Fund

INTECH Global Dividend Fund	100%
INTECH International Fund	100%
INTECH U.S. Core Fund	100%
INTECH U.S. Growth Fund	100%
INTECH U.S. Value Fund	27%

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Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Mathematical Funds | 111

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

112 | JUNE 30, 2014

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Janus Mathematical Funds | 113

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

114 | JUNE 30, 2014

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery† 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-7/14	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC
(since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
† Ms. Beery has announced her intention to retire in third quarter 2014.

Janus Mathematical Funds | 115

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

116 | JUNE 30, 2014

Notes

Janus Mathematical Funds | 117

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70871	125-02-93006 08-14

annual report
June 30, 2014

Janus Value Funds

Perkins Large Cap Value Fund
Perkins Mid Cap Value Fund
Perkins Select Value Fund
Perkins Small Cap Value Fund
Perkins Value Plus Income Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Perkins Large Cap Value Fund (unaudited)

FUND SNAPSHOT
The Fund seeks to invest in what we believe are fundamentally and financially strong large-capitalization companies exhibiting favorable reward to risk characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended June 30, 2014, Perkins Large Cap Value Fund’s Class I Shares returned 19.98% while its benchmark, the Russell 1000 Value Index, returned 23.81%. Our 6.17% average cash weighting weighed the most on relative performance, followed by our holdings in information technology. Meanwhile, our holdings in energy and financials contributed to relative performance.

MARKET COMMENTARY

During the third quarter of 2013, the Federal Reserve’s (Fed) surprise move to delay its tapering plans (a gradual reduction in its stimulative bond-buying program), together with an end to a partial government shutdown, contributed to a resumption of the 2013 rally. Several positive developments contributed to the continued market gains in the fourth quarter of 2013. Perhaps most importantly, continuing monetary easing policies kept interest rates at relatively low levels, and maintained the attractiveness of stocks compared to bonds. This was the case even after the December Fed announcement that tapering would begin in January.

After a good finish to an unusually strong 2013, the market was choppy early in the first quarter of 2014. During the understandable pause, the market dealt with steady but uninspiring earnings, international and weather-related economic uncertainties, simmering geopolitical threats and a change in Fed leadership. Volatility had some brief spikes, providing us with several opportunities to initiate positions in what we consider high-quality stocks, but generally remained at low levels. Most importantly, interest rates as measured by 10-year Treasurys actually declined, which led to strong returns from rate-sensitive industries, such as utilities and real estate investment trusts (REITs).

Gains in equities accelerated during the second quarter of 2014. The unbridled stock run-up investors have enjoyed of late has now passed the five-year mark without a meaningful decline in more than two years. Equities may continue to rise in the short term, of course, but these most recent gains have only escalated what we see as embedded risks in the current loftier valuations. Helping to fuel the rise in equity prices has been both multiple expansion and share repurchase programs. In 2013, most of the return of the S&P 500 was due to price-to-earnings (P/E) expansion. Coupled with this was share repurchase activity that totaled $598.1 billion last year and $188 billion in the first quarter of 2014, the highest amount in a quarter since 2007, based on data from Birinyi Associates.

While first quarter gross domestic product (GDP) declined a dismal -2.9%, the market has mostly chosen to ignore this data point and instead focus on the more optimistic estimates for the remainder of 2014 as its guide for higher equity prices. At its most recent meeting, the Fed downgraded its view of GDP growth for the year to 2.1%-2.3%, implying the second half must improve significantly to offset the decline early in the year. Mergers and acquisition (M&A) activity picked up considerably with additional acceleration probable given robust cash levels on corporate balance sheets, very low debt costs, attractive offshore tax rates and limited top line growth. Activist involvement has also been a catalyst for notable share price appreciation although much of the activity has been very short term in nature. The labor market is showing more signs of surface strength, with recent stronger job growth and small business confidence approaching pre-crisis levels. However, the labor participation rate remains stuck at a multidecade low and pockets of wage growth are being offset by weakness in other areas. Recent consumer spending weakness and an unexpected rise in consumer prices could also prove troublesome.

Janus Value Funds | 1

Perkins Large Cap Value Fund (unaudited)

The latest geopolitical flare-up that market participants seemed to ignore was the outbreak of sectarian violence in Iraq. Given the repercussions on other fragile governments in the region, it would seem this violence would be difficult to contain. Higher oil prices might also result.

DETRACTORS

Global fertilizer provider Mosaic, our largest individual detractor, sold off significantly after a global cartel that controls a significant portion of the potash market collapsed. Infighting between Russian producer Uralkali and Belarus-based Belarusian Potash Company over their joint venture led Uralkali to break up the partnership and expand its production. The end result was significantly lower prices for the commodity. On expectations that contract pricing for potash would decline substantially, the entire sector traded lower. Given the deteriorating outlook for potash pricing and Mosaic’s higher cost structure relative to peers, we exited our position.

HCP, one of the largest health care REITs in the U.S., also detracted from performance after its board replaced a long-standing CEO with another member of the board. The company had continued to generate solid cash flow and operated with below-average leverage, which are qualities we typically like to see in a REIT, but the management change along with the potential negative impact of rising rates on REITs with long lease terms led us to sell the position.

Retailer Target also traded lower due to slower-than-expected sales at its Canadian stores early in the period. The company reduced its earnings guidance to the low end of its previous range. Meanwhile, in its core U.S. markets, weather hurt sales, and revenue projections were lowered as customer traffic remained weak. These negatives seemed to be factored into the stock’s valuation, which along with the company’s solid balance sheet, the stock’s attractive dividend yield and the defensive nature of Target’s business made us comfortable adding to our position.

CONTRIBUTORS

Royal Dutch Shell, the oil and gas “super major,” was our top individual contributor. Following a series of operational missteps over the past few years that allowed us to build a large position on attractive terms, new CEO Ben van Beurden appeared to be setting the company on a better path by streamlining the asset base and lowering overall capital intensity. During the period, the company reported strong operating results driven by higher production in its upstream segment and increased profitability in its downstream assets. Further, Shell’s strategic repositioning appeared to be running ahead of schedule as the company has already negotiated $11 billion of asset divestitures year-to-date. Finally, Shell has benefited from a more constructive commodity price environment given increasing geopolitical tensions in key oil-producing regions around the world.

Merck, another top contributor, benefited from key products advancing through the pipeline process – the most important being its PD-1 cancer drug. Furthermore, the company announced a strategic review of its animal health and consumer health units, which could help unlock shareholder value. Merck was a Top 5 holding at period end based on its drug pipeline, restructuring potential and its over 3% dividend yield.

Staying in health care, Novartis also aided performance, as the diversified health care company showed progress in advancing its pipeline of new pharmaceutical products. The stock was a Top 5 position at period end based on our belief the quality of the company’s research and development efforts are underappreciated by the market. Additionally, under the leadership of the new chairman and CEO, there is potential for restructuring that would likely unlock shareholder value, in our view. We believe the company’s free cash flow will be materially higher in three to four years.

MARKET OUTLOOK

We believe equities continue to be the most attractive long-term investment choice compared to other asset classes. However, at this point most reward-to-risk ratios we are finding in the market appear less favorable than normal, given current valuations although there are some notable exceptions. General investor complacency also remains high, with extremely light trading volumes and multiyear lows in the Chicago Board of Options Exchange (CBOE) Volatility Index (a general measure of volatility). It would not take much negative news for equities to quickly reverse course, exposing investors to what could be some painful losses if an overdue correction begins to materialize. As such, we believe a more cautious portfolio of higher-quality stocks that trade at less of a premium to the market average price-to-earnings ratio is warranted. Focus on these types of stocks should allow us to outperform both our benchmark and peers over a full market cycle.

In this type of climate, we believe that our risk-disciplined investment philosophy makes even more sense than usual. Our fundamental equity research focuses on evaluating

2 | JUNE 30, 2014

(unaudited)

downside exposure first and foremost, before analyzing upside potential. We are much more concerned about limiting downside risk should markets decline rather than maximizing gains in hopes that everything goes well. By striving to minimize downside losses while participating in upside market gains, we seek to compound at a higher rate.

Our research typically leads us to high-quality companies with healthy balance sheets, earnings stability, solid recurring free cash flows and attractive competitive moats. Higher-quality companies may not be cheap on an absolute basis at the moment, but they continue to offer strong relative value, especially in terms of their solid defensive characteristics. Add in the healthy dividend yields being generated by many of these stocks, and we are confident that our portfolios continue to be well positioned for the current environment, both in terms of minimizing loss potential as well as providing competitive long-term gains.

Our largest absolute weight remains in the financial services sector where we are underweight relative to the Index. We ended the period with just over 20% in health care, our largest relative overweight given the sizable positions in pharmaceuticals and medical equipment. We like the defensive nature of those businesses and the attractive dividend yields in the case of the former. The defensive positioning is also reflected in consumer staples, where we are overweight beverages. We are slightly overweight the benchmark in consumer discretionary, but this is due to our positioning in media companies, which we view as less cyclical than retailers. The Fund is well below the Index weights in energy due to relatively low exposure to the integrated oil and gas companies. We also only own one utility, as that sector is trading well above its relative historical valuation average.

Given the above-average risk we are seeing in the market, we remain confident in our investment methodology and current portfolio holdings. We believe our strategies are well positioned to navigate any potential volatility while striving to deliver consistently attractive risk-adjusted performance long term. While we are well aware of the less-than-optimal relative returns that our strategy has provided in the recent past, the absolute returns are very competitive in this near-zero interest rate environment. This most recent quarter is much more in line with what we as a firm generally attempt to achieve in terms of keeping a close pace with the overall market that continues to rally while maintaining a high-quality, risk-sensitive portfolio. We continue to believe volatility and a market correction could occur at any time and our portfolio of what we believe are high-quality stocks will provide a solid defense in that market environment.

Thank you for your investment with us in Perkins Large Cap Value Fund.

Janus Value Funds | 3

Perkins Large Cap Value Fund (unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Royal Dutch Shell PLC (ADR)	0.76%
Merck & Co., Inc.	0.71%
Novartis AG (ADR)	0.64%
Schlumberger, Ltd. (U.S. Shares)	0.63%
McKesson Corp.	0.55%

5 Bottom Performers – Holdings

Contribution

Mosaic Co.	–0.15%
HCP, Inc.	–0.14%
Target Corp.	–0.12%
KBR, Inc.	–0.10%
Citigroup, Inc.	–0.09%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	0.65%	11.29%	14.91%
Financials	0.48%	23.70%	28.96%
Telecommunication Services	0.23%	2.61%	2.53%
Health Care	0.15%	18.64%	13.20%
Utilities	0.07%	1.57%	6.11%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–1.75%	6.60%	0.00%
Information Technology	–1.19%	11.05%	8.95%
Consumer Discretionary	–0.62%	6.80%	6.43%
Materials	–0.49%	0.82%	2.88%
Industrials	–0.40%	9.76%	10.14%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Berkshire Hathaway, Inc. – Class B Diversified Financial Services	2.6%
Pfizer, Inc. Pharmaceuticals	2.4%
American International Group, Inc. Insurance	2.3%
Merck & Co., Inc. Pharmaceuticals	2.2%
Novartis AG (ADR) Pharmaceuticals	2.1%

11.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of June 30, 2013

Janus Value Funds | 5

Perkins Large Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratios – per the October 28, 2013 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	19.77%	15.30%	14.69%	1.15%	1.08%

MOP	12.90%	13.95%	13.46%

Perkins Large Cap Value Fund – Class C Shares

NAV	18.92%	14.45%	13.85%	1.81%	1.73%

CDSC	17.92%	14.45%	13.85%

Perkins Large Cap Value Fund – Class D Shares(1)	19.77%	15.32%	14.62%	0.84%	0.76%

Perkins Large Cap Value Fund – Class I Shares	19.98%	15.64%	15.04%	0.71%	0.64%

Perkins Large Cap Value Fund – Class N Shares	20.06%	15.64%	15.04%	0.68%	0.63%

Perkins Large Cap Value Fund – Class S Shares	19.68%	15.17%	14.55%	1.19%	1.13%

Perkins Large Cap Value Fund – Class T Shares	19.67%	15.38%	14.69%	0.94%	0.88%

Russell 1000® Value Index	23.81%	19.23%	16.73%

Morningstar Quartile – Class I Shares	4th	4th	3rd

Morningstar Ranking – based on total returns for Large Value Funds	1,078/1,290	957/1,130	819/1,127

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | JUNE 30, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – December 31, 2008
(1)	Closed to new investors.

Janus Value Funds | 7

Perkins Large Cap Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,068.90	$3.08	$1,000.00	$1,021.82	$3.01	0.60%

Class C Shares	$1,000.00	$1,065.90	$6.86	$1,000.00	$1,018.15	$6.71	1.34%

Class D Shares	$1,000.00	$1,068.10	$4.10	$1,000.00	$1,020.83	$4.01	0.80%

Class I Shares	$1,000.00	$1,069.10	$3.08	$1,000.00	$1,021.82	$3.01	0.60%

Class N Shares	$1,000.00	$1,069.20	$3.08	$1,000.00	$1,021.82	$3.01	0.60%

Class S Shares	$1,000.00	$1,069.10	$3.28	$1,000.00	$1,021.62	$3.21	0.64%

Class T Shares	$1,000.00	$1,068.20	$4.31	$1,000.00	$1,020.63	$4.21	0.84%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2014

Perkins Large Cap Value Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Common Stock – 95.1%
Aerospace & Defense – 2.9%
14,500	General Dynamics Corp.	$1,689,975
9,300	Honeywell International, Inc.	864,435
11,200	Rockwell Collins, Inc.	875,168
8,000	United Technologies Corp.	923,600

		4,353,178
Auto Components – 0.5%
14,140	Johnson Controls, Inc.	706,010
Beverages – 2.4%
17,600	Molson Coors Brewing Co. – Class B	1,305,216
24,829	PepsiCo, Inc.	2,218,223

		3,523,439
Biotechnology – 0.6%
7,000	Amgen, Inc.	828,590
Capital Markets – 2.3%
13,868	Franklin Resources, Inc.	802,125
19,185	State Street Corp.	1,290,383
15,569	T Rowe Price Group, Inc.	1,314,180

		3,406,688
Commercial Banks – 9.8%
40,685	BB&T Corp.	1,604,209
48,094	CIT Group, Inc.	2,200,781
46,976	Citigroup, Inc.	2,212,570
60,573	Fifth Third Bancorp	1,293,234
25,971	JPMorgan Chase & Co.	1,496,449
21,322	PNC Financial Services Group, Inc.	1,898,724
20,800	U.S. Bancorp	901,056
58,544	Wells Fargo & Co.	3,077,073

		14,684,096
Commercial Services & Supplies – 2.2%
36,000	Republic Services, Inc.	1,366,920
42,000	Tyco International, Ltd. (U.S. Shares)	1,915,200

		3,282,120
Communications Equipment – 1.6%
54,926	Cisco Systems, Inc.	1,364,911
12,310	QUALCOMM, Inc.	974,952

		2,339,863
Construction & Engineering – 0.6%
17,000	Jacobs Engineering Group, Inc.*	905,760
Consumer Finance – 0.9%
20,800	Discover Financial Services	1,289,184
Diversified Financial Services – 2.6%
30,400	Berkshire Hathaway, Inc. – Class B*	3,847,424
Diversified Telecommunication Services – 1.4%
43,214	Verizon Communications, Inc.	2,114,461
Electric Utilities – 1.4%
61,000	PPL Corp.	2,167,330
Energy Equipment & Services – 2.0%
18,229	Ensco PLC – Class A	1,012,986
17,212	Schlumberger, Ltd. (U.S. Shares)	2,030,155

		3,043,141
Food & Staples Retailing – 2.1%
23,794	CVS Caremark Corp.	1,793,354
18,940	Wal-Mart Stores, Inc.	1,421,826

		3,215,180
Food Products – 1.7%
19,623	General Mills, Inc.	1,030,992
33,600	Unilever PLC (ADR)	1,522,416

		2,553,408
Health Care Equipment & Supplies – 4.9%
45,021	Abbott Laboratories	1,841,359
24,541	Baxter International, Inc.	1,774,314
15,200	Medtronic, Inc.	969,152
16,300	Stryker Corp.	1,374,416
12,500	Zimmer Holdings, Inc.	1,298,250

		7,257,491
Health Care Providers & Services – 2.3%
16,000	Laboratory Corp. of America Holdings*	1,638,400
9,600	McKesson Corp.	1,787,616

		3,426,016
Hotels, Restaurants & Leisure – 1.3%
19,365	McDonald’s Corp.	1,950,830
Household Products – 1.8%
35,114	Procter & Gamble Co.	2,759,609
Industrial Conglomerates – 1.2%
68,985	General Electric Co.	1,812,926
Information Technology Services – 0.9%
16,242	Accenture PLC – Class A (U.S. Shares)	1,313,003
Insurance – 5.6%
20,800	Allstate Corp.	1,221,376
63,853	American International Group, Inc.	3,485,097
15,519	Chubb Corp.	1,430,386
43,632	Marsh & McLennan Cos., Inc.	2,261,010

		8,397,869
Leisure Products – 0.8%
31,225	Mattel, Inc.	1,216,838
Life Sciences Tools & Services – 0.9%
12,000	Thermo Fisher Scientific, Inc.	1,416,000
Machinery – 0.5%
8,264	Stanley Black & Decker, Inc.	725,744
Media – 4.0%
14,651	CBS Corp. – Class B	910,413
25,600	Comcast Corp. – Class A	1,374,208
16,068	Omnicom Group, Inc.	1,144,363
20,666	Time Warner, Inc.	1,451,787
12,400	Walt Disney Co.	1,063,176

		5,943,947
Metals & Mining – 0.6%
29,633	Goldcorp, Inc. (U.S. Shares)	827,057
Multiline Retail – 0.8%
20,064	Target Corp.	1,162,709
Oil, Gas & Consumable Fuels – 7.8%
13,699	Anadarko Petroleum Corp.	1,499,630
15,918	Chevron Corp.	2,078,095
11,200	Enterprise Products Partners LP	876,848
18,500	Noble Energy, Inc.	1,433,010

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 9

Perkins Large Cap Value Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Oil, Gas & Consumable Fuels – (continued)
12,432	Occidental Petroleum Corp.	$1,275,896
23,208	QEP Resources, Inc.	800,676
36,815	Royal Dutch Shell PLC (ADR)	3,032,452
7,962	Whiting Petroleum Corp.*	638,950

		11,635,557
Pharmaceuticals – 12.3%
18,852	AbbVie, Inc.	1,064,007
32,614	GlaxoSmithKline PLC (ADR)	1,744,197
21,600	Johnson & Johnson	2,259,792
56,615	Merck & Co., Inc.	3,275,178
34,408	Novartis AG (ADR)	3,114,956
120,729	Pfizer, Inc.	3,583,236
25,600	Teva Pharmaceutical Industries, Ltd. (ADR)	1,341,952
62,040	Zoetis, Inc.	2,002,031

		18,385,349
Real Estate Investment Trusts (REITs) – 2.0%
10,000	Equity Residential	630,000
72,000	Weyerhaeuser Co.	2,382,480

		3,012,480
Road & Rail – 1.9%
10,534	Kansas City Southern	1,132,510
17,000	Union Pacific Corp.	1,695,750

		2,828,260
Semiconductor & Semiconductor Equipment – 2.1%
24,896	Altera Corp.	865,385
24,240	Analog Devices, Inc.	1,310,657
32,000	Intel Corp.	988,800

		3,164,842
Software – 4.6%
35,874	CA, Inc.	1,031,019
18,000	Check Point Software Technologies, Ltd.*	1,206,540
51,490	Microsoft Corp.	2,147,133
62,340	Oracle Corp.	2,526,640

		6,911,332
Technology Hardware, Storage & Peripherals – 0.6%
36,904	EMC Corp.	972,051
Textiles, Apparel & Luxury Goods – 1.4%
12,736	Ralph Lauren Corp.	2,046,548
Wireless Telecommunication Services – 1.8%
49,325	Rogers Communications, Inc. – Class B	1,985,331
20,727	Vodafone Group PLC (ADR)	692,075

		2,677,406

Total Common Stock (cost $102,790,103)		142,103,736

Exchange-Traded Fund (ETF) – 0.4%
Capital Markets – 0.4%
4,800	SPDR Gold Trust* (cost $751,196)	614,592

Repurchase Agreement – 4.6%
$6,800,000	ING Financial Markets LLC, 0.0500% dated 6/30/14, maturing 7/1/14 to be repurchased at $6,800,009 collateralized by $7,251,464 in U.S. Treasuries 0% – 3.3750%, 9/4/14 – 5/15/44 with a value of $6,936,015 (cost $6,800,000)	6,800,000

Total Investments (total cost $110,341,299) – 100.1%		149,518,328

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(198,698)

Net Assets – 100%		$149,319,630

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$134,051,352	89.6%
United Kingdom	6,991,140	4.7
Switzerland	3,114,956	2.1
Canada	2,812,388	1.9
Israel	2,548,492	1.7

Total	$149,518,328	100.0%

††	Includes Cash Equivalents of 4.5%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2014

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT
The Fund seeks to invest in what we believe are fundamentally and financially strong mid-size companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended June 30, 2014, Perkins Mid Cap Value Fund’s Class T Shares returned 19.96% compared with a 27.76% return for its benchmark, the Russell Midcap Value Index. Our holdings in information technology and our 5.76% average cash weighting weighed the most on relative performance, while our significant underweight and holdings in utilities and holdings in consumer staples contributed.

MARKET COMMENTARY

During the third quarter of 2013, the Federal Reserve’s (Fed) surprise move to delay its tapering plans (a gradual reduction in its stimulative bond-buying program), together with an end to a partial government shutdown, contributed to a resumption of the 2013 rally. Several positive developments contributed to the continued market gains in the fourth quarter of 2013. Perhaps most importantly, continuing monetary easing policies kept interest rates at relatively low levels, and maintained the attractiveness of stocks compared to bonds. This was the case even after the December Fed announcement that tapering would begin in January.

After a good finish to an unusually strong 2013, the market was choppy early in the first quarter of 2014. During the understandable pause, the market dealt with steady but uninspiring earnings, international and weather-related economic uncertainties, simmering geopolitical threats and a change in Fed leadership. Volatility had some brief spikes, providing us with several opportunities to initiate positions in what we consider high-quality stocks, but generally remained at low levels. Most importantly, interest rates as measured by 10-year Treasurys actually declined, which led to strong returns from rate-sensitive industries, such as utilities and real estate investment trusts (REITs).

Gains in equities accelerated during the second quarter of 2014. The unbridled stock run-up investors have enjoyed of late has now passed the five-year mark without a meaningful decline in more than two years. Equities may continue to rise in the short term, of course, but these most recent gains have only escalated what we see as embedded risks in the current loftier valuations. Helping to fuel the rise in equity prices has been both multiple expansion and share repurchase programs. In 2013, most of the return of the S&P 500 was due to price-to-earnings (P/E) expansion. Coupled with this was share repurchase activity that totaled $598.1 billion last year and $188 billion in the first quarter of 2014, the highest amount in a quarter since 2007, based on data from Birinyi Associates.

While first quarter gross domestic product (GDP) declined a dismal -2.9%, the market has mostly chosen to ignore this data point and instead focus on the more optimistic estimates for the remainder of 2014 as its guide for higher equity prices. At its most recent meeting, the Fed downgraded its view of GDP growth for the year to 2.1%-2.3%, implying the second half must improve significantly to offset the decline early in the year. Mergers and acquisition (M&A) activity picked up considerably with additional acceleration probable given robust cash levels on corporate balance sheets, very low debt costs, attractive offshore tax rates, and limited top line growth. Activist involvement has also been a catalyst for notable share price appreciation although much of the activity has been very short term in nature. The labor market is showing more signs of surface strength, with recent stronger job growth and small business confidence approaching pre-crisis levels. However, the labor participation rate remains stuck at a multidecade low and pockets of wage growth are being offset by weakness in other areas. Recent consumer spending weakness and the past month’s unexpected rise in consumer prices could also prove troublesome.

Janus Value Funds | 11

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

The latest geopolitical flare-up that market participants seemed to ignore was the outbreak of sectarian violence in Iraq. Given the repercussions on other fragile governments in the region, it would seem this violence would be difficult to contain. Higher oil prices might also result.

DETRACTORS

Individually, ADT weighed the most on performance. The largest provider of residential home security suffered under threats of increased competition from telecommunication and cable companies. With over 25% market share, ADT is the most visible target for increased competition. The company’s results showed new deterioration in churn rates and increased subscriber acquisition costs. While we consider the company to have one of the strongest product offerings and superior customer service, the risk of increased competition led us to reconsider the downside risk. As a result, we exited the stock.

Rayonier, a timber REIT, also detracted from performance. The stock declined when management confirmed that pricing for its cellulose specialty product would be lower than expected in 2014. Pricing came under pressure due to capacity additions for these specialty fibers. While we considered the outlook for Rayonier’s timber business was strong due to the improving housing market, the cellulose specialty division generates over 60% of Rayonier’s earnings, and pricing for 2015 would not be known until year-end 2014. Given this was the first time that cellulose specialty pricing declined in nearly a decade, its outsize importance to earnings, and uncertainty over the near- and mid-term direction in cellulose specialty pricing, we sold our position.

KBR, a global engineering and construction company, declined due to the lack of big project wins in its gas monetization business, increasing investor concerns about its earnings outlook. While we think the company is extremely well positioned internationally in the liquefied natural gas (LNG) market, its lack of North American wins, where shale gas has increased LNG’s attractiveness, has been noticeable. Given the outlook and concerns about the company’s cost structure, we reduced our position.

CONTRIBUTORS

Canadian Pacific Railway, our top contributor, benefited as the negative impacts of weather earlier in 2014 were less than anticipated. Management also announced new initiatives to focus on growing revenue 10% annually over the next five years and said it will be returning more capital to shareholders in the form of dividends and stock buybacks. Canadian Pacific was a Top 5 holding as of period end. The tailwinds of operating efficiency improvements and our visibility to its long-term earnings growth continue.

Plains GP Holdings, the general partner of Plains All American Pipeline, also aided the Fund’s performance. Engaged in the transportation and storage of energy products, Plains GP benefited from increasing crude oil volume growth in the U.S. The company also reported solid earnings and raised its second quarter earnings before interest, taxes, depreciation and amortization (EBITDA) guidance along with highlighting its robust $7.5 billion project backlog. Additionally, the announcement that the government would begin to allow very limited crude condensate exports aided the stock, since the company’s crude oil transportation and storage assets are located in some of the most prolific oil and gas basins across the country. Finally, the company gained from investors looking for high-yield growth stocks in the low interest rate environment. We continue to believe that the company is well positioned for the continued energy infrastructure build-out across North America.

Tyco International, another top contributor, finished 2013 strongly, as the market gave the now pure play, independent commercial fire and security company a fresh look based on three themes. First, there continued to be strong signs that the commercial construction market not only has found a bottom, but might have a strong 2014. With over 80% of its revenues exposed to the commercial construction market, Tyco is well positioned. Secondly, Tyco laid out a strong cost-cutting plan for the next two years. Finally, the company is deploying its under-levered balance sheet to buy back stock.

MARKET OUTLOOK

We believe equities continue to be the most attractive long-term investment choice compared to other asset classes. However, at this point most reward-to-risk ratios we are finding in the market appear less favorable than normal, given current valuations although there are some notable exceptions. General investor complacency also remains high, with extremely light trading volumes and multiyear lows in the Chicago Board of Options Exchange (CBOE) Volatility Index (a general measure of market volatility). It would not take much negative news for equities to quickly reverse course, exposing investors to what could be some painful losses if an overdue correction begins to materialize. As such, we believe a more cautious portfolio of higher quality stocks which trade at less of a premium to the market average price

12 | JUNE 30, 2014

(unaudited)(closed to certain new investors)

earnings ratio is warranted. Focus on these types of stocks should allow us to outperform both our benchmark and peers over a full market cycle.

In this type of climate, we believe that our risk-disciplined investment philosophy makes even more sense than usual. Our fundamental equity research focuses on evaluating downside exposure first and foremost, before analyzing upside potential. We are much more concerned about limiting downside risk should markets decline rather than maximizing gains in hopes that everything goes well. By striving to minimize downside losses while participating in upside market gains, we seek to compound at a higher rate.

Our research typically leads us to high-quality companies with healthy balance sheets, earnings stability, solid recurring free cash flows and attractive competitive moats. Higher-quality companies may not be cheap on an absolute basis at the moment, but they continue to offer strong relative value, especially in terms of their solid defensive characteristics. Add in the healthy dividend yields being generated by many of these stocks, and we are confident that our portfolios continue to be well positioned for the current environment, both in terms of minimizing loss potential as well as providing competitive long-term gains.

Within our largest absolute weighting, financial services, we remain underweight property REITs, and slightly overweight in regional banks, insurance and asset managers. The relative overweight in health care has decreased, as we have trimmed various holdings as they approached our price targets. We have an overweight in industrials which comprises businesses that we believe are less economically cyclical, such as top holdings waste hauler Republic Services and commercial fire and security provider Tyco. This defensiveness is also highlighted by our relative underweight in materials that tend to be economically sensitive. Our relative overweight in consumer staples and underweight in the consumer discretionary area also exposes the portfolio to less economic cyclicality, in our view. The Fund’s longstanding underweight in utilities continues, as those stocks are trading at the higher end of their historical relative valuation range.

Given the above-average risk we are seeing in the market, we remain confident in our investment methodology and current portfolio holdings. We believe our strategies are well positioned to navigate any potential volatility while striving to deliver consistently attractive risk-adjusted performance long term. While we are well aware of the less-than-optimal relative returns that our strategy has provided in the recent past, the absolute returns are very competitive in this near zero interest rate environment. This most recent quarter is much more in line with what we as a firm generally attempt to achieve in terms of keeping a close pace with the overall market that continues to rally while maintaining a high-quality, risk-sensitive portfolio. We continue to believe volatility and a market correction could occur at any time and our portfolio of what we believe are high-quality stocks will provide a solid defense in that market environment.

Thank you for your investment with us in Perkins Mid Cap Value Fund.

Janus Value Funds | 13

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd. (U.S. Shares)	0.89%
Plains GP Holdings LP – Class A	0.77%
Tyco International, Ltd. (U.S. Shares)	0.68%
Kirby Corp.	0.66%
Marsh & McLennan Cos., Inc.	0.61%

5 Bottom Performers – Holdings

Contribution

ADT Corp.	–0.27%
Rayonier, Inc.	–0.22%
KBR, Inc.	–0.21%
Semtech Corp.	–0.18%
Mosaic Co.	–0.15%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.70%	4.66%	12.12%
Consumer Staples	0.05%	5.12%	2.85%
Financials	–0.11%	30.52%	32.57%
Energy	–0.25%	8.36%	7.21%
Materials	–0.30%	1.54%	5.31%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–2.13%	8.74%	10.59%
Other**	–1.80%	5.76%	0.00%
Industrials	–1.41%	15.81%	11.42%
Health Care	–0.84%	11.27%	8.55%
Telecommunication Services	–0.50%	1.97%	0.65%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

14 | JUNE 30, 2014

(unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Republic Services, Inc. Commercial Services & Supplies	2.8%
PPL Corp. Electric Utilities	2.7%
Plains GP Holdings LP – Class A Oil, Gas & Consumable Fuels	2.6%
Canadian Pacific Railway, Ltd. (U.S. Shares) Road & Rail	2.4%
Tyco International, Ltd. (U.S. Shares) Commercial Services & Supplies	2.3%

12.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of June 30, 2013

Janus Value Funds | 15

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

					Expense Ratios – per the
Average Annual Total Return – for the periods ended June 30, 2014					October 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares(1)

NAV	19.72%	14.79%	8.71%	12.45%	1.00%

MOP	12.85%	13.44%	8.07%	12.03%

Perkins Mid Cap Value Fund – Class C Shares(1)

NAV	18.83%	13.88%	7.91%	11.72%	1.72%

CDSC	17.83%	13.88%	7.91%	11.72%

Perkins Mid Cap Value Fund – Class D Shares(1)	20.00%	15.10%	8.97%	12.64%	0.68%

Perkins Mid Cap Value Fund – Class I Shares(1)	20.07%	15.01%	8.93%	12.61%	0.63%

Perkins Mid Cap Value Fund – Class L Shares(1)	20.02%	15.18%	9.11%	12.77%	0.77%

Perkins Mid Cap Value Fund – Class N Shares(1)	20.25%	15.01%	8.93%	12.61%	0.52%

Perkins Mid Cap Value Fund – Class R Shares(1)	19.35%	14.40%	8.33%	12.12%	1.26%

Perkins Mid Cap Value Fund – Class S Shares(1)	19.65%	14.70%	8.60%	12.35%	1.02%

Perkins Mid Cap Value Fund – Class T Shares(1)	19.96%	15.01%	8.93%	12.61%	0.77%

Russell Midcap® Value Index	27.76%	22.97%	10.66%	10.30%

Morningstar Quartile – Class T Shares	4th	4th	3rd	1st

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	410/438	367/382	212/324	15/147

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

16 | JUNE 30, 2014

(unaudited)(closed to certain new investors)

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain distribution channels. Please see current prospectuses for details.

Janus Value Funds | 17

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,070.70	$4.72	$1,000.00	$1,020.23	$4.61	0.92%

Class C Shares	$1,000.00	$1,066.60	$8.45	$1,000.00	$1,016.61	$8.25	1.65%

Class D Shares	$1,000.00	$1,071.90	$3.29	$1,000.00	$1,021.62	$3.21	0.64%

Class I Shares	$1,000.00	$1,071.90	$3.08	$1,000.00	$1,021.82	$3.01	0.60%

Class L Shares	$1,000.00	$1,071.50	$3.80	$1,000.00	$1,021.12	$3.71	0.74%

Class N Shares	$1,000.00	$1,072.80	$2.52	$1,000.00	$1,022.36	$2.46	0.49%

Class R Shares	$1,000.00	$1,068.80	$6.31	$1,000.00	$1,018.69	$6.16	1.23%

Class S Shares	$1,000.00	$1,070.30	$5.03	$1,000.00	$1,019.93	$4.91	0.98%

Class T Shares	$1,000.00	$1,071.90	$3.65	$1,000.00	$1,021.27	$3.56	0.71%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

18 | JUNE 30, 2014

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Common Stock – 96.0%
Aerospace & Defense – 1.5%
405,109	General Dynamics Corp.	$47,215,454
1,114,139	Rockwell Collins, Inc.	87,058,822

		134,274,276
Auto Components – 0.4%
434,440	TRW Automotive Holdings Corp.*	38,891,069
Beverages – 1.9%
1,536,633	Dr Pepper Snapple Group, Inc.	90,015,961
1,024,269	Molson Coors Brewing Co. – Class B	75,959,789

		165,975,750
Capital Markets – 4.2%
1,957,423	Carlyle Group LP	66,474,085
1,130,465	Northern Trust Corp.	72,587,158
1,581,309	Raymond James Financial, Inc.	80,219,805
700,000	State Street Corp.	47,082,000
1,212,554	T Rowe Price Group, Inc.	102,351,683

		368,714,731
Commercial Banks – 5.9%
2,702,970	CIT Group, Inc.	123,687,907
3,856,219	Fifth Third Bancorp	82,330,276
1,738,954	First Republic Bank	95,625,080
793,216	M&T Bank Corp.	98,398,445
4,182,514	Zions Bancorporation	123,258,688

		523,300,396
Commercial Services & Supplies – 5.1%
6,504,960	Republic Services, Inc.	246,993,331
4,457,991	Tyco International, Ltd. (U.S. Shares)	203,284,390

		450,277,721
Communications Equipment – 0.8%
1,037,691	Motorola Solutions, Inc.	69,079,090
Construction & Engineering – 1.3%
1,302,882	Jacobs Engineering Group, Inc.*	69,417,553
1,782,255	KBR, Inc.	42,506,782

		111,924,335
Consumer Finance – 0.9%
1,238,093	Discover Financial Services	76,737,004
Containers & Packaging – 1.2%
2,157,768	Crown Holdings, Inc.*	107,370,536
Electric Utilities – 2.7%
6,624,593	PPL Corp.	235,371,789
Electrical Equipment – 1.3%
3,570,794	Babcock & Wilcox Co.	115,907,973
Energy Equipment & Services – 2.1%
1,078,934	Ensco PLC – Class A	59,956,362
1,678,281	Frank’s International NV	41,285,713
483,584	Oceaneering International, Inc.	37,782,418
2,152,565	Weatherford International PLC*	49,508,995

		188,533,488
Food & Staples Retailing – 3.2%
2,123,443	Casey’s General Stores, Inc.£	149,256,808
3,506,558	Sysco Corp.	131,320,597

		280,577,405
Food Products – 2.2%
1,010,430	JM Smucker Co.	107,681,525
1,201,211	McCormick & Co., Inc.	85,994,696

		193,676,221
Gas Utilities – 1.4%
2,200,195	AGL Resources, Inc.	121,076,731
Health Care Equipment & Supplies – 3.8%
1,783,878	Stryker Corp.	150,416,593
732,910	Thoratec Corp.*	25,549,242
669,435	Varian Medical Systems, Inc.*	55,656,826
959,994	Zimmer Holdings, Inc.	99,704,977

		331,327,638
Health Care Providers & Services – 2.9%
1,494,471	Laboratory Corp. of America Holdings*	153,033,830
233,957	McKesson Corp.	43,565,133
1,393,378	Patterson Cos., Inc.	55,052,365

		251,651,328
Information Technology Services – 1.0%
1,535,748	Heartland Payment Systems, Inc.	63,288,175
647,324	Teradata Corp.*	26,022,425

		89,310,600
Insurance – 8.1%
3,201,028	Allstate Corp.	187,964,364
1,740,056	Arthur J Gallagher & Co.	81,086,610
2,939,764	Marsh & McLennan Cos., Inc.	152,338,570
880,738	RenaissanceRe Holdings, Ltd.	94,238,966
2,468,419	Torchmark Corp.	202,212,885

		717,841,395
Leisure Products – 1.2%
2,634,341	Mattel, Inc.	102,660,269
Life Sciences Tools & Services – 1.3%
953,839	Thermo Fisher Scientific, Inc.	112,553,002
Machinery – 0.3%
278,536	Stanley Black & Decker, Inc.	24,461,031
Marine – 1.5%
1,156,911	Kirby Corp.*	135,520,554
Media – 0.9%
1,058,590	Omnicom Group, Inc.	75,392,780
Metals & Mining – 0.7%
2,280,453	Goldcorp, Inc. (U.S. Shares)	63,647,443
Multi-Utilities – 2.3%
3,276,641	Alliant Energy Corp.	199,416,371
Multiline Retail – 1.1%
846,928	Macy’s, Inc.	49,138,763
709,123	Nordstrom, Inc.	48,170,725

		97,309,488
Oil, Gas & Consumable Fuels – 6.8%
951,200	Anadarko Petroleum Corp.	104,127,864
1,601,000	Noble Energy, Inc.	124,013,460
909,619	Plains All American Pipeline LP	54,622,621
7,165,115	Plains GP Holdings LP – Class A£	229,212,029
1,331,551	QEP Resources, Inc.	45,938,509
493,508	Whiting Petroleum Corp.*	39,604,017

		597,518,500

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 19

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Pharmaceuticals – 1.7%
1,358,575	Teva Pharmaceutical Industries, Ltd. (ADR)	$71,216,501
2,503,421	Zoetis, Inc.	80,785,396

		152,001,897
Real Estate Investment Trusts (REITs) – 10.2%
729,556	Alexandria Real Estate Equities, Inc.	56,642,728
618,987	AvalonBay Communities, Inc.	88,013,762
1,826,113	Equity Lifestyle Properties, Inc.	80,641,150
1,416,012	Home Properties, Inc.	90,568,128
1,369,244	Host Hotels & Resorts, Inc.	30,137,060
2,122,871	Potlatch Corp.£	87,886,859
622,147	Public Storage	106,604,889
4,246,090	Redwood Trust, Inc.£	82,671,372
645,403	Taubman Centers, Inc.	48,928,001
6,363,881	Two Harbors Investment Corp.	66,693,473
4,846,564	Weyerhaeuser Co.	160,372,803

		899,160,225
Road & Rail – 3.6%
1,151,781	Canadian Pacific Railway, Ltd. (U.S. Shares)	208,633,610
1,005,321	Kansas City Southern	108,082,061

		316,715,671
Semiconductor & Semiconductor Equipment – 2.5%
2,532,637	Altera Corp.	88,034,462
1,207,751	Analog Devices, Inc.	65,303,097
1,318,331	Microchip Technology, Inc.	64,347,736

		217,685,295
Software – 4.0%
2,406,381	CA, Inc.	69,159,390
1,425,538	Check Point Software Technologies, Ltd.*	95,553,812
1,722,880	Informatica Corp.*	61,420,672
815,357	MICROS Systems, Inc.*	55,362,740
1,843,597	Synopsys, Inc.*	71,568,436

		353,065,050
Textiles, Apparel & Luxury Goods – 1.8%
993,932	Ralph Lauren Corp.	159,714,933
Thrifts & Mortgage Finance – 0.9%
3,530,183	Washington Federal, Inc.	79,182,005
Trading Companies & Distributors – 1.4%
1,295,939	MSC Industrial Direct Co., Inc. – Class A	123,943,606
Wireless Telecommunication Services – 1.9%
4,128,198	Rogers Communications, Inc. – Class B	166,149,426

Total Common Stock (cost $6,385,050,620)		8,447,917,022

Repurchase Agreements – 3.8%
$25,000,000	Deutsche Bank Securities, Inc., 0.0500% dated 6/30/14, maturing 7/1/14 to be repurchased at $25,000,035 collateralized by $17,879,100 in a U.S. Treasury 6.2500%, 5/15/30 with a value of $25,500,075	25,000,000
13,500,000	ING Financial Markets LLC, 0.0500% dated 6/30/14, maturing 7/1/14 to be repurchased at $13,500,019 collateralized by $14,396,288 in U.S. Treasuries 0% – 3.3750%, 9/4/14 – 5/15/44 with a value of $13,770,030	13,500,000
300,000,000	RBC Capital Markets Corp., 0.0500% dated 6/30/14, maturing 7/1/14 to be repurchased at $300,000,417 collateralized by $308,293,666 in U.S. Treasuries 0% – 9.8750%, 8/7/14 – 8/15/40 with a value of $306,000,031	300,000,000

Total Repurchase Agreements (cost $338,500,000)		338,500,000

Total Investments (total cost $6,723,550,620) – 99.8%		8,786,417,022

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		14,363,534

Net Assets – 100%		$8,800,780,556

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$8,181,216,230	93.1%
Canada	438,430,479	5.0
Israel	166,770,313	1.9

Total	$8,786,417,022	100.0%

††	Includes Cash Equivalents of 3.9%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | JUNE 30, 2014

Perkins Select Value Fund (unaudited)

FUND SNAPSHOT
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe to have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Alec Perkins co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended June 30, 2014, Perkins Select Value Fund’s Class I Shares returned 17.76%, while the Fund’s benchmark, the Russell 3000 Value Index, returned 23.71%. Our 9.34% average cash weighting weighed the most on relative performance, followed by our holdings in information technology. Contributors were led by our holdings and underweights in utilities and telecommunication services.

MARKET ENVIRONMENT

During the third quarter of 2013, the Federal Reserve’s (Fed) surprise move to delay its tapering plans (a gradual reduction in its stimulative bond-buying program), together with an end to a partial government shutdown, contributed to a resumption of the 2013 rally. Several positive developments contributed to the continued market gains in the fourth quarter of 2013. Perhaps most importantly, continuing monetary easing policies kept interest rates at relatively low levels, and maintained the attractiveness of stocks compared to bonds. This was the case even after the December Fed announcement that tapering would begin in January.

After a good finish to an unusually strong 2013, the market was choppy early in the first quarter of 2014. During the understandable pause, the market dealt with steady but uninspiring earnings, international and weather-related economic uncertainties, simmering geopolitical threats and a change in Fed leadership. Volatility had some brief spikes, providing us with several opportunities to initiate positions in what we consider high-quality stocks, but generally remained at low levels. Most importantly, interest rates as measured by 10-year Treasurys actually declined, which led to strong returns from rate-sensitive industries, such as utilities and real estate investment trusts (REITs).

Gains in equities accelerated during the second quarter of 2014. The unbridled stock run-up investors have enjoyed of late has now passed the five-year mark without a meaningful decline in more than two years. Equities may continue to rise in the short term, of course, but these most recent gains have only escalated what we see as embedded risks in the current loftier valuations. Helping to fuel the rise in equity prices has been both multiple expansion and share repurchase programs. In 2013, most of the return of the S&P 500 was due to price-to-earnings (P/E) expansion. Coupled with this was share repurchase activity that totaled $598.1 billion last year and $188 billion in the first quarter of 2014, the highest amount in a quarter since 2007, based on data from Birinyi Associates.

While first quarter gross domestic product (GDP) declined a dismal -2.9%, the market has mostly chosen to ignore this data point and instead focus on the more optimistic estimates for the remainder of 2014 as its guide for higher equity prices. At its most recent meeting, the Fed downgraded its view of GDP growth for the year to 2.1% – 2.3%, implying the second half must improve significantly to offset the decline early in the year. Mergers and acquisition (M&A) activity picked up considerably with additional acceleration probable given robust cash levels on corporate balance sheets, very low debt costs, attractive offshore tax rates, and limited top line growth. Activist involvement has also been a catalyst for notable share price appreciation although much of the activity has been very short term in nature. The labor market is showing more signs of surface strength, with recent stronger job growth and small business confidence approaching pre-crisis levels. However, the labor participation rate remains stuck at a multidecade low and pockets of wage growth are being offset by weakness in other areas. Recent consumer spending weakness and the past month’s unexpected rise in consumer prices could also prove troublesome.

The latest geopolitical flare-up that market participants seemed to ignore was the outbreak of sectarian violence in Iraq. Given the repercussions on other fragile governments in the region, it would seem this violence

Janus Value Funds | 21

Perkins Select Value Fund (unaudited)

would be difficult to contain. Higher oil prices might also result.

DETRACTORS

KBR, a global engineering and construction company, declined due to the lack of big project wins in its gas monetization business, increasing investor concerns about its earnings outlook. While we think the company is extremely well positioned internationally in the liquefied natural gas (LNG) market, its lack of North American wins, where shale gas has increased LNG’s attractiveness, has been noticeable. Given the outlook and concerns about the company’s cost structure, we sold our position.

Global fertilizer provider Mosaic, another top detractor, sold off significantly after a global cartel that controls a significant portion of the potash market collapsed. Infighting between Russian producer Uralkali and Belarus-based Belarusian Potash Company over their joint venture led Uralkali to break up the partnership and expand its production. The end result was significantly lower prices for the commodity. On expectations that contract pricing for potash would decline substantially, the entire sector traded lower. Given the deteriorating outlook for potash pricing and Mosaic’s higher cost structure relative to peers, we exited our position.

HCP, one of the largest health care REITs in the U.S., also detracted from performance after its board replaced a long-standing CEO with another member of the board. The company had continued to generate solid cash flow and operated with below-average leverage, which are qualities we typically like to see in a REIT, but the management change compelled us to swap out of HCP for another company we consider high quality but with less uncertainty.

CONTRIBUTORS

Borregaard, a global leader in specialty biochemical products, was our top contributor. We initially purchased the stock after its initial public offering as a spin-off from Orkla (another holding) in late 2012. We liked its attractive market niches, high barriers to entry and low valuation relative to mid-cycle earnings power. During the period, the company reported quarterly results that were above consensus expectations and hosted an investor day in which it laid out exciting growth plans for the future. We reduced our position based on what we considered its less attractive risk/reward profile.

Irish Continental Group, the Fund’s second-largest holding at period end, was also a key contributor. A maritime transport group based in Ireland, Irish Continental’s primary business is operating ferries on the Irish Sea, where it enjoys significant barriers to entry and little competition. The Irish economy suffered a crushing downturn in 2008-2011, but has recently begun to grow from a low base. During the period, the company reported solid growth in both passenger and freight volumes, as well as very strong free-cash-flow generation. We feel that the company is attractively priced against our estimate of mid-cycle profitability and has material dividend upside potential over our time horizon.

Merck, another top contributor, benefited from key products advancing through the pipeline process – the most important being its PD-1 cancer drug. Furthermore, the company announced a strategic review of its animal health and consumer health units, which could help unlock shareholder value. Merck was a Top 5 holding at period end based on its drug pipeline, restructuring potential and its 3% dividend yield.

MARKET OUTLOOK

We believe equities continue to be the most attractive long-term investment choice compared to other asset classes. However, given current valuations most reward-to-risk ratios we are finding in the market appear less favorable than normal, with some notable exceptions. General investor complacency also remains high, with extremely light trading volumes and multiyear lows in the Chicago Board of Options Exchange (CBOE) Volatility Index (a general measure of market volatility). It would not take much negative news for equities to quickly reverse course, exposing investors to what could be some painful losses if an overdue correction begins to materialize. As such, we believe a more cautious portfolio of higher-quality stocks remains warranted. Focus on these types of stocks should allow us to outperform both our benchmarks and peers over a full market cycle.

As always, our fundamental equity research focuses on evaluating downside exposure first and foremost, before analyzing upside potential. We are much more concerned about limiting downside risk should markets decline rather than maximizing gains in hopes that everything goes well. By striving to minimize downside losses while participating in upside market gains, we seek to compound at a higher rate.

Our research typically leads us to high-quality companies with healthy balance sheets, earnings stability, solid recurring free cash flows and attractive competitive moats. Higher-quality companies may not be cheap on an absolute basis at the moment, but they continue to offer strong relative value, especially in terms of their solid

22 | JUNE 30, 2014

(unaudited)

defensive characteristics. Add in the healthy dividend yields being generated by many of these stocks, and we are confident that our portfolios continue to be well positioned for the current environment, both in terms of minimizing loss potential as well as providing competitive long-term gains.

We continue to be overweight in health care, information technology and industrials. We are underweight in financials, with a bias toward the regional banks and an underweight position in the money-center banks. We remain underweight utilities, consumer staples and materials. Finally, we are underweight in consumer discretionary, where we have found valuations challenging and earnings estimates overly optimistic.

Given the above-average risk we are seeing in the market, we remain confident in our investment methodology and current portfolio holdings. We believe our strategies are well positioned to navigate any potential volatility while still striving to deliver consistently attractive risk-adjusted performance long term. While we are well aware of the less-than-optimal relative returns that our strategy has provided in the recent past, the absolute returns are very competitive in this near-zero interest rate environment. This most recent quarter is much more in line with what we as a firm generally attempt to achieve in terms of keeping a close pace with the overall market that continues to rally while maintaining a high-quality, risk-sensitive portfolio. We continue to believe volatility and a market correction could occur at any time and our portfolio of what we believe are high-quality stocks will provide a solid defense in that market environment.

Thank you for your investment with us in Perkins Select Value Fund.

Janus Value Funds | 23

Perkins Select Value Fund (unaudited)

Perkins Select Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Borregaard ASA	1.12%
Irish Continental Group PLC	0.96%
Merck & Co., Inc.	0.84%
Whiting Petroleum Corp.	0.75%
Omnicell, Inc.	0.66%

5 Bottom Performers – Holdings

Contribution

KBR, Inc.	–0.45%
Mosaic Co.	–0.29%
HCP, Inc.	–0.24%
St. Joe Co.	–0.16%
Landauer, Inc.	–0.12%

5 Top Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.66%	0.47%	6.12%
Telecommunication Services	0.64%	1.26%	2.37%
Energy	0.27%	10.60%	14.32%
Consumer Discretionary	0.10%	2.04%	6.75%
Materials	–0.02%	2.25%	3.02%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–2.17%	9.34%	0.00%
Information Technology	–1.02%	9.63%	9.08%
Industrials	–0.66%	14.78%	10.40%
Health Care	–0.43%	24.35%	12.53%
Financials	–0.38%	19.70%	29.78%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

24 | JUNE 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Casey’s General Stores, Inc. Food & Staples Retailing	3.9%
Irish Continental Group PLC Marine	3.0%
Abbott Laboratories Health Care Equipment & Supplies	3.0%
Merck & Co., Inc. Pharmaceuticals	2.6%
Plains GP Holdings LP – Class A Oil, Gas & Consumable Fuels	2.6%

15.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of June 30, 2013

Janus Value Funds | 25

Perkins Select Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014			Expense Ratios – per the October 28, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Select Value Fund – Class A Shares

NAV	17.25%	16.87%	1.33%	1.14%

MOP	10.48%	14.18%

Perkins Select Value Fund – Class C Shares

NAV	16.38%	16.00%	2.03%	1.83%

CDSC	15.38%	16.00%

Perkins Select Value Fund – Class D Shares(1)	17.56%	17.10%	1.01%	0.82%

Perkins Select Value Fund – Class I Shares	17.76%	17.29%	0.87%	0.70%

Perkins Select Value Fund – Class S Shares	16.91%	16.59%	1.38%	1.20%

Perkins Select Value Fund – Class T Shares	17.52%	17.01%	1.11%	0.95%

Russell 3000® Value Index	23.71%	24.70%

Morningstar Quartile – Class I Shares	4th	4th

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	428/438	410/422

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

26 | JUNE 30, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

Janus Value Funds | 27

Perkins Select Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,056.70	$6.43	$1,000.00	$1,018.55	$6.31	1.26%

Class C Shares	$1,000.00	$1,053.00	$10.13	$1,000.00	$1,014.93	$9.94	1.99%

Class D Shares	$1,000.00	$1,058.30	$5.36	$1,000.00	$1,019.59	$5.26	1.05%

Class I Shares	$1,000.00	$1,059.10	$4.34	$1,000.00	$1,020.58	$4.26	0.85%

Class S Shares	$1,000.00	$1,057.50	$5.76	$1,000.00	$1,019.19	$5.66	1.13%

Class T Shares	$1,000.00	$1,058.40	$5.56	$1,000.00	$1,019.39	$5.46	1.09%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

28 | JUNE 30, 2014

Perkins Select Value Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Common Stock – 96.0%
Capital Markets – 0.6%
6,000	T Rowe Price Group, Inc.	$506,460
Chemicals – 0.9%
110,000	Borregaard ASA	796,490
Commercial Banks – 5.3%
20,000	Bank of Marin Bancorp	911,800
12,000	BOK Financial Corp.	799,200
15,000	First Republic Bank	824,850
80,000	Heritage Financial Corp.	1,287,200
10,000	PNC Financial Services Group, Inc.	890,500

		4,713,550
Commercial Services & Supplies – 3.2%
26,407	Steelcase, Inc.	399,538
45,000	Tetra Tech, Inc.	1,237,500
28,000	Tyco International, Ltd. (U.S. Shares)	1,276,800

		2,913,838
Construction & Engineering – 1.1%
18,000	Jacobs Engineering Group, Inc.*	959,040
Electric Utilities – 2.4%
1,774	NextEra Energy Partners LP*	59,447
40,000	NRG Yield, Inc. – Class A	2,082,000

		2,141,447
Electrical Equipment – 1.8%
50,000	Babcock & Wilcox Co.	1,623,000
Energy Equipment & Services – 1.5%
25,000	Ensco PLC – Class A	1,389,250
Food & Staples Retailing – 3.9%
50,000	Casey’s General Stores, Inc.	3,514,500
Food Products – 1.4%
140,000	Orkla ASA	1,247,737
Health Care Equipment & Supplies – 10.7%
65,000	Abbott Laboratories	2,658,500
30,000	Baxter International, Inc.	2,169,000
40,000	Hill-Rom Holdings, Inc.	1,660,400
33,306	Meridian Bioscience, Inc.	687,436
21,000	Stryker Corp.	1,770,720
16,926	Thoratec Corp.*	590,040

		9,536,096
Health Care Providers & Services – 5.5%
15,000	Laboratory Corp. of America Holdings*	1,536,000
30,000	Landauer, Inc.	1,260,000
45,000	Owens & Minor, Inc.	1,529,100
20,000	Premier, Inc. – Class A*	580,000

		4,905,100
Health Care Technology – 1.1%
35,000	Omnicell, Inc.*	1,004,850
Information Technology Services – 2.2%
8,000	Accenture PLC – Class A (U.S. Shares)	646,720
22,000	Jack Henry & Associates, Inc.	1,307,460

		1,954,180
Leisure Products – 1.5%
34,000	Mattel, Inc.	1,324,980
Life Sciences Tools & Services – 0.7%
5,000	Thermo Fisher Scientific, Inc.	590,000
Machinery – 2.5%
20,000	Pfeiffer Vacuum Technology AG	2,205,244
Marine – 3.0%
720,000	Irish Continental Group PLC	2,671,596
Oil, Gas & Consumable Fuels – 11.4%
212,919	Lone Pine Resources Canada, Ltd.*,§	140,688
212,919	Lone Pine Resources, Inc.*,§	135,493
10,000	Noble Energy, Inc.	774,600
20,000	Occidental Petroleum Corp.	2,052,600
35,000	Plains All American Pipeline LP	2,101,750
72,000	Plains GP Holdings LP – Class A	2,303,280
75,000	QEP Midstream Partners LP	1,931,250
10,000	Whiting Petroleum Corp.*	802,500

		10,242,161
Paper & Forest Products – 1.0%
35,000	PH Glatfelter Co.	928,550
Pharmaceuticals – 10.2%
20,000	AbbVie, Inc.	1,128,800
30,000	GlaxoSmithKline PLC (ADR)	1,604,400
40,000	Merck & Co., Inc.	2,314,000
20,000	Novartis AG (ADR)	1,810,600
18,000	Teva Pharmaceutical Industries, Ltd. (ADR)	943,560
40,000	Zoetis, Inc.	1,290,800

		9,092,160
Real Estate Investment Trusts (REITs) – 8.1%
12,000	Alexandria Real Estate Equities, Inc.	931,680
25,000	Home Properties, Inc.	1,599,000
45,000	Potlatch Corp.	1,863,000
15,000	Ventas, Inc.	961,500
58,000	Weyerhaeuser Co.	1,919,220

		7,274,400
Road & Rail – 2.3%
8,000	Kansas City Southern	860,080
12,000	Union Pacific Corp.	1,197,000

		2,057,080
Semiconductor & Semiconductor Equipment – 2.9%
35,000	Altera Corp.	1,216,600
28,000	Microchip Technology, Inc.	1,366,680

		2,583,280
Software – 4.6%
8,000	Autodesk, Inc.*	451,040
16,000	Check Point Software Technologies, Ltd.*	1,072,480
22,000	Informatica Corp.*	784,300
15,000	Microsoft Corp.	625,500
30,000	Synopsys, Inc.*	1,164,600

		4,097,920
Specialty Retail – 1.1%
60,000	MarineMax, Inc.*	1,004,400
Technology Hardware, Storage & Peripherals – 1.5%
15,000	Diebold, Inc.	602,550
30,000	EMC Corp.	790,200

		1,392,750
Thrifts & Mortgage Finance – 3.1%
50,000	Capitol Federal Financial, Inc.	608,000
130,000	OceanFirst Financial Corp.	2,152,800

		2,760,800

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 29

Perkins Select Value Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Wireless Telecommunication Services – 0.5%
13,636	Vodafone Group PLC (ADR)	$455,306

Total Common Stock (cost $71,916,564)		85,886,165

Repurchase Agreement – 4.5%
$4,000,000	ING Financial Markets LLC, 0.0500% dated 6/30/14, maturing 7/1/14 to be repurchased at $4,000,006 collateralized by $4,265,567 in U.S. Treasuries 0% – 3.3750%, 9/4/14 – 5/15/44 with a value of $4,080,009 (cost $4,000,000)	4,000,000

Total Investments (total cost $75,916,564) – 100.5%		89,886,165

Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(444,201)

Net Assets – 100%		$89,441,964

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$76,802,571	85.4%
Ireland	2,671,596	3.0
Germany	2,205,244	2.5
United Kingdom	2,059,706	2.3
Norway	2,044,227	2.3
Israel	2,016,040	2.2
Switzerland	1,810,600	2.0
Canada	276,181	0.3

Total	$89,886,165	100.0%

††	Includes Cash Equivalents of 4.5%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

30 | JUNE 30, 2014

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities that we believe to have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Justin Tugman co-portfolio manager	Tom Reynolds co-portfolio manager

PERFORMANCE OVERVIEW

During the 12 months ended June 30, 2014, Perkins Small Cap Value Fund’s Class T Shares returned 21.20% versus 22.54% for the Fund’s benchmark, the Russell 2000 Value Index. Our 5.64% average cash weighting weighed the most on relative performance, followed by our holdings and overweight in consumer staples. Contributors included our holdings and underweight in financials and holdings in consumer discretionary.

MARKET ENVIRONMENT

During the third quarter of 2013, the Federal Reserve’s (Fed) surprise move to delay its tapering plans (a gradual reduction in its stimulative bond-buying program), together with an end to a partial government shutdown, contributed to a resumption of the 2013 rally. Several positive developments contributed to the continued market gains in the fourth quarter of 2013. Perhaps most importantly, continuing monetary easing policies kept interest rates at relatively low levels, and maintained the attractiveness of stocks compared to bonds. This was the case even after the December Fed announcement that tapering would begin in January.

After a good finish to an unusually strong 2013, the market was choppy early in the first quarter of 2014. During the understandable pause, the market dealt with steady but uninspiring earnings, international and weather-related economic uncertainties, simmering geopolitical threats and a change in Fed leadership. Volatility had some brief spikes, providing us with several opportunities to initiate positions in what we consider high-quality stocks, but generally remained at low levels.

Gains in equities accelerated during the second quarter of 2014. While the U.S. equity market resumed its upward momentum, small-cap stocks lagged as they did for the full 12-month period. U.S. equities may continue to rise in the short term, but these most recent gains have only escalated what we see as embedded risks in the current loftier valuations, particularly in small-cap equities.

While first quarter gross domestic product (GDP) declined a dismal -2.9%, the market has mostly chosen to ignore this data point and instead focus on the more optimistic estimates for the remainder of 2014 as its guide for higher equity prices. The U.S. economy continued to improve, albeit still below expectations. Merger and acquisition activity picked up considerably, notably in the large-cap companies, with additional acceleration likely given very low debt costs, fairly valued equity multiples, attractive offshore tax rates, increasing private equity participation, and companies searching for top line growth. Activist involvement has also been a catalyst for notable share price appreciation although much of the activity has been very short term in nature. The labor market is showing more encouraging signs, including small-business confidence approaching pre-crisis levels and early, but as yet unsustained, signs of wage growth. However, the labor participation rate remains anemic, not inspiring a high level of confidence in the true strength of the labor market. Recent consumer spending weakness and the past month’s unexpected rise in consumer prices could also prove troublesome.

DETRACTORS

Semiconductor maker Semtech weighed the most on performance. Management cut revenue and earnings estimates due to weaker-than-expected smartphone shipments. Additionally, the company warned future shipments of chips used in smartphones would be pushed out later than the market expected. Based on the reduced outlook, we sold the position.

Diversified insurance agency Brown & Brown also weighed on performance. The stock lagged peers beginning in 2013 due to disappointing results and the announced departure of the long time CFO, Cory Walker. In addition to the departure of Mr. Walker, the company altered its acquisition strategy to target large acquisitions, announcing two of the largest deals in the firm’s history.

Janus Value Funds | 31

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

We believed the change in strategy, as well as the loss of key personnel, introduced more risk and justified a lower valuation. For this reason, we eliminated our position.

Wireless equipment vendor Aruba Networks was another top detractor. We expected the company to benefit from a wireless hardware upgrade cycle that allows for faster wireless communications. While Aruba was able to exceed top and bottom line results on the wireless upgrade cycle, the closely followed gross margin of the company fell as pricing came under pressure. We did expect the upgrade cycle and product transition to negatively affect gross margin, but we underestimated the duration and magnitude of the profitability weakness. The company made up most of the margin weakness with operating expense management, but we remained concerned with the lack of pricing power and increased competition in its end markets. As a result, we exited the position.

CONTRIBUTORS

Kirby, a leading provider of inland tank barges in the U.S., was our largest individual contributor following a solid earnings report. The company increased its capital expenditure budget and equipment orders as a result of the U.S. shale revolution, which is driving the expansion of petrochemical industry production along the Gulf Coast. Meanwhile, pricing continued to be very favorable on strong volumes. As a result, earnings estimates continued to head higher. We still like Kirby’s long-term fundamentals, but trimmed some of our position.

Texas Capital Bancshares, another contributor, benefited from a stronger-than-expected earnings report late in 2013, which caused market estimates to rise. We reduced our position, but still hold shares based on our appreciation of the commercial bank’s franchise and its location in a strong Texas banking market and economy.

Hill-Rom Holdings, a health care equipment manufacturer (primarily hospital beds), also aided performance. The company’s revenue had been challenged given the consolidation of the hospital industry, a weak hospital capital spending environment and the uncertainty around the ultimate impact of the Affordable Care Act. However, it made progress on its long-term plan to expand margins through cost reduction and product diversification, and free cash flow generation continued to be robust and stable. Hill-Rom is using free cash flow to fund acquisitions on products, which leverage its existing channel while diversifying away from capital equipment and into more recurring revenue streams. In addition, the company plans to return approximately 25% of its free cash flow (perhaps more, in the absence of attractive acquisitions) in the form of dividends and share repurchases. We reduced our position, but still hold shares based on its relatively attractive valuation.

MARKET OUTLOOK

We continue to believe equities are the most attractive long-term investment choice compared to other asset classes. However, at this point most reward-to-risk ratios we are finding in the market appear less favorable given current valuations, although with some notable exceptions. Investor complacency also remains high, with extremely light trading volume and lows in the Chicago Board of Options Exchange (CBOE) Volatility Index (a general measure of market volatility). That said, volatility has been more apparent in small-cap equities, which has been to our benefit. It would not take much negative news for equities to quickly reverse course, exposing investors to what could be painful losses if an overdue correction begins to materialize. As such, we believe a more cautious portfolio positioning laden with higher-quality stocks remains warranted.

In this type of climate, we believe that our risk-disciplined investment philosophy makes even more sense. Our fundamental equity research focuses on evaluating downside exposure first and foremost, before analyzing upside potential. We are much more concerned about limiting downside risk should things go wrong rather than maximizing gains in hopes that everything goes well. By striving to minimize downside losses while participating in upside market gains, we seek to compound at a higher rate.

Our research typically leads us to high-quality companies with healthy balance sheets, earnings stability, solid recurring free cash flows and attractive competitive moats. Higher-quality companies may not be cheap on an absolute basis at the moment, but they continue to offer strong relative value, especially in terms of their solid defensive characteristics. Add in the healthy dividend yields being generated by many of these stocks, and we are confident that our portfolios continue to be well positioned for the current environment, both in terms of minimizing loss potential as well as providing competitive long-term gains.

As has been the case for several years now, we continue to be overweight health care stocks as valuations remain decent, balance sheets strong and the fundamentals, including utilization, continue to slowly improve, in our view. Consumer discretionary continues to be a relatively large underweight for the portfolio. That said, we are beginning to see signs that valuations and earnings estimates are

32 | JUNE 30, 2014

(unaudited)(closed to certain new investors)

becoming more reasonable in the discretionary space and thus are looking for opportunities to reduce our underweight. In general, we have found valuations more attractive toward the upper-end of our market cap spectrum, but recently have begun to find attractively valued, quality companies toward the lower end of our market cap range.

Given the above-average risk we are seeing in the market, we remain confident in our investment methodology and current portfolio holdings. We believe our strategies are well positioned to navigate any potential volatility while still striving to deliver consistently attractive risk-adjusted performance long term.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Value Funds | 33

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Kirby Corp.	0.94%
Texas Capital Bancshares, Inc.	0.56%
Hill-Rom Holdings, Inc.	0.52%
Sonoco Products Co.	0.51%
AerCap Holdings NV (U.S. Shares)	0.51%

5 Bottom Performers – Holdings

Contribution

Semtech Corp.	–0.38%
Brown & Brown, Inc.	–0.10%
Aruba Networks, Inc.	–0.10%
Orthofix International NV (U.S. Shares)	–0.09%
Education Realty Trust, Inc.	–0.08%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Financials	0.63%	30.96%	39.35%
Consumer Discretionary	0.57%	3.55%	10.46%
Materials	0.28%	5.19%	4.61%
Utilities	0.28%	0.42%	6.24%
Industrials	0.16%	16.62%	13.41%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Other**	–1.40%	5.64%	0.00%
Consumer Staples	–0.41%	5.92%	2.63%
Information Technology	–0.27%	11.84%	10.54%
Health Care	–0.25%	13.94%	4.66%
Telecommunication Services	0.11%	0.00%	0.60%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

34 | JUNE 30, 2014

(unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Casey’s General Stores, Inc. Food & Staples Retailing	3.1%
Owens & Minor, Inc. Health Care Providers & Services	3.1%
Home Properties, Inc. Real Estate Investment Trusts (REITs)	2.8%
Plains All American Pipeline LP Oil, Gas & Consumable Fuels	2.8%
Potlatch Corp. Real Estate Investment Trusts (REITs)	2.7%

14.5%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of June 30, 2013

Janus Value Funds | 35

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratios – per the October 28, 2013 prospectuses
	One	Five	Ten	Total Annual Fund
	Year	Year	Year	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares(1)

NAV	20.92%	15.92%	9.06%	1.00%

MOP	13.97%	14.56%	8.42%

Perkins Small Cap Value Fund – Class C Shares(1)

NAV	20.06%	14.95%	8.26%	1.86%

CDSC	19.06%	14.95%	8.26%

Perkins Small Cap Value Fund – Class D Shares(1)	21.30%	16.21%	9.36%	0.77%

Perkins Small Cap Value Fund – Class I Shares(1)	21.31%	16.11%	9.32%	0.71%

Perkins Small Cap Value Fund – Class L Shares(1)	21.45%	16.36%	9.56%	0.83%

Perkins Small Cap Value Fund – Class N Shares(1)	21.47%	16.11%	9.32%	0.60%

Perkins Small Cap Value Fund – Class R Shares(1)	20.56%	15.51%	8.77%	1.35%

Perkins Small Cap Value Fund – Class S Shares(1)	20.86%	15.82%	9.05%	1.10%

Perkins Small Cap Value Fund – Class T Shares(1)	21.20%	16.11%	9.32%	0.85%

Russell 2000® Value Index	22.54%	19.88%	8.24%

Morningstar Quartile – Class T Shares	4th	4th	2nd

Morningstar Ranking – based on total returns for Small Value Funds	328/395	304/322	107/275

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

36 | JUNE 30, 2014

(unaudited)(closed to certain new investors)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors. Please see current prospectuses for details.

Janus Value Funds | 37

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,050.60	$5.34	$1,000.00	$1,019.59	$5.26	1.05%

Class C Shares	$1,000.00	$1,046.80	$8.83	$1,000.00	$1,016.17	$8.70	1.74%

Class D Shares	$1,000.00	$1,052.10	$3.77	$1,000.00	$1,021.12	$3.71	0.74%

Class I Shares	$1,000.00	$1,052.00	$3.71	$1,000.00	$1,021.17	$3.66	0.73%

Class L Shares	$1,000.00	$1,052.70	$3.05	$1,000.00	$1,021.82	$3.01	0.60%

Class N Shares	$1,000.00	$1,052.90	$2.95	$1,000.00	$1,021.92	$2.91	0.58%

Class R Shares	$1,000.00	$1,049.20	$6.71	$1,000.00	$1,018.25	$6.61	1.32%

Class S Shares	$1,000.00	$1,050.40	$5.44	$1,000.00	$1,019.49	$5.36	1.07%

Class T Shares	$1,000.00	$1,051.70	$4.12	$1,000.00	$1,020.78	$4.06	0.81%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

38 | JUNE 30, 2014

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Common Stock – 96.9%
Air Freight & Logistics – 0.5%
1,025,591	UTi Worldwide, Inc. (U.S. Shares)	$10,604,611
Auto Components – 0.7%
580,977	Dana Holding Corp.	14,187,458
Capital Markets – 0.5%
166,967	Artisan Partners Asset Management, Inc. – Class A	9,463,690
Commercial Banks – 15.1%
508,688	Bank of Hawaii Corp.	29,854,899
1,261,914	BankUnited, Inc.	42,248,881
2,564,296	BBCN Bancorp, Inc.	40,900,521
432,599	BOK Financial Corp.	28,811,093
1,841,493	Columbia Banking System, Inc.	48,449,681
91,802	First Interstate BancSystem, Inc.	2,495,178
4,425,572	Investors Bancorp, Inc.	48,902,571
788,329	Prosperity Bancshares, Inc.	49,349,395
251,565	Texas Capital Bancshares, Inc.*	13,571,932

		304,584,151
Commercial Services & Supplies – 2.5%
336,929	Brady Corp. – Class A	10,064,069
333,368	Steelcase, Inc.	5,043,858
848,723	Tetra Tech, Inc.	23,339,883
110,599	UniFirst Corp.	11,723,494

		50,171,304
Communications Equipment – 1.1%
612,663	NETGEAR, Inc.*	21,302,292
Construction & Engineering – 2.3%
644,694	EMCOR Group, Inc.	28,708,224
357,471	Granite Construction, Inc.	12,861,807
619,453	Sterling Construction Co., Inc.*,£	5,810,469

		47,380,500
Consumer Finance – 0.3%
123,934	Nelnet, Inc. – Class A	5,134,586
Containers & Packaging – 4.1%
501,821	AptarGroup, Inc.	33,627,025
239,373	Silgan Holdings, Inc.	12,164,936
853,344	Sonoco Products Co.	37,487,402

		83,279,363
Electric Utilities – 1.7%
647,917	NRG Yield, Inc. – Class A	33,724,080
Electrical Equipment – 2.0%
733,349	Babcock & Wilcox Co.	23,804,508
213,837	Regal-Beloit Corp.	16,799,035

		40,603,543
Electronic Equipment, Instruments & Components – 0.6%
182,690	Tech Data Corp.*	11,421,779
Energy Equipment & Services – 0.7%
542,607	Frank’s International NV	13,348,132
Food & Staples Retailing – 3.1%
896,408	Casey’s General Stores, Inc.	63,008,518
Food Products – 3.4%
1,704,062	Flowers Foods, Inc.	35,921,627
346,965	J&J Snack Foods Corp.	32,656,346

		68,577,973
Gas Utilities – 0.6%
217,518	Southwest Gas Corp.	11,482,775
Health Care Equipment & Supplies – 5.1%
416,361	Haemonetics Corp.*	14,689,216
579,649	Hill-Rom Holdings, Inc.	24,061,230
1,023,644	Meridian Bioscience, Inc.	21,128,012
591,411	STERIS Corp.	31,628,660
327,224	Thoratec Corp.*	11,407,029

		102,914,147
Health Care Providers & Services – 3.6%
1,846,328	Owens & Minor, Inc.	62,738,225
373,437	Premier, Inc. – Class A*	10,829,673

		73,567,898
Health Care Technology – 1.0%
738,948	Omnicell, Inc.*	21,215,197
Household Durables – 0.8%
497,964	Leggett & Platt, Inc.	17,070,206
Information Technology Services – 1.2%
415,713	Jack Henry & Associates, Inc.	24,705,824
Insurance – 2.5%
151,838	Infinity Property & Casualty Corp.	10,208,069
383,810	RenaissanceRe Holdings, Ltd.	41,067,670

		51,275,739
Life Sciences Tools & Services – 2.6%
910,307	Bruker Corp.*	22,093,151
106,467	Covance, Inc.*	9,111,446
435,663	ICON PLC*	20,524,084

		51,728,681
Machinery – 5.5%
550,103	Astec Industries, Inc.	24,138,520
742,913	Briggs & Stratton Corp.	15,200,000
659,731	CLARCOR, Inc.	40,804,362
433,836	Lincoln Electric Holdings, Inc.	30,316,460

		110,459,342
Marine – 2.5%
435,460	Kirby Corp.*	51,009,784
Metals & Mining – 0.5%
222,651	Allegheny Technologies, Inc.	10,041,560
Multiline Retail – 1.3%
232,234	Dillard’s, Inc. – Class A	27,080,807
Oil, Gas & Consumable Fuels – 7.0%
322,046	Newfield Exploration Co.*	14,234,433
931,327	Plains All American Pipeline LP	55,926,186
1,186,863	QEP Midstream Partners LP	30,561,722
369,530	QEP Resources, Inc.	12,748,785
364,895	Western Gas Partners LP	27,907,170

		141,378,296
Paper & Forest Products – 1.5%
1,125,898	PH Glatfelter Co.	29,870,074
Pharmaceuticals – 0.5%
489,192	Phibro Animal Health Corp.*	10,737,764
Real Estate Investment Trusts (REITs) – 8.1%
812,844	BioMed Realty Trust, Inc.	17,744,384
642,869	Healthcare Realty Trust, Inc.	16,341,730
877,709	Home Properties, Inc.	56,138,268

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 39

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Real Estate Investment Trusts (REITs) – (continued)
1,332,574	Potlatch Corp.	$55,168,564
230,154	Sovran Self Storage, Inc.	17,779,396

		163,172,342
Road & Rail – 1.8%
440,595	Heartland Express, Inc.	9,402,298
466,851	Roadrunner Transportation Systems, Inc.*	13,118,513
573,336	Swift Transportation Co.*	14,465,267

		36,986,078
Semiconductor & Semiconductor Equipment – 2.6%
270,444	Hittite Microwave Corp.	21,081,110
214,156	MKS Instruments, Inc.	6,690,233
1,228,288	Teradyne, Inc.	24,074,445

		51,845,788
Software – 6.1%
791,579	Cadence Design Systems, Inc.*	13,844,717
127,045	FactSet Research Systems, Inc.	15,280,973
398,219	Informatica Corp.*	14,196,507
206,678	MICROS Systems, Inc.*	14,033,436
189,304	Netscout Systems, Inc.*	8,393,739
399,374	NICE Systems, Ltd. (ADR)	16,298,453
779,004	Synopsys, Inc.*	30,240,935
558,014	TIBCO Software, Inc.*	11,255,143

		123,543,903
Specialty Retail – 0.7%
641,391	Select Comfort Corp.*	13,251,138
Thrifts & Mortgage Finance – 2.8%
2,439,737	Capitol Federal Financial, Inc.	29,667,202
87,902	Provident Financial Services, Inc.	1,522,462
1,154,409	Washington Federal, Inc.	25,893,394

		57,083,058

Total Common Stock (cost $1,534,137,762)		1,957,212,381

Repurchase Agreements – 3.1%
$25,000,000	Credit Suisse Securities (USA) LLC, 0.0600%, dated 6/30/14, maturing 7/1/14 to be repurchased at $25,000,042 collateralized by $23,925,000 a U.S. Treasury 2.750%, 2/28/18 with a value of $25,502,059	25,000,000
13,200,000	ING Financial Markets LLC, 0.0500%, dated 6/30/14, maturing 7/1/14 to be repurchased at $13,200,018 collateralized by $14,076,371 in U.S. Treasuries 0% – 3.3750%, 9/4/14 – 5/15/44 with a value of $13,464,030	13,200,000
25,000,000	RBC Capital Markets Corp., 0.0500%, dated 6/30/14, maturing 7/1/14 to be repurchased at $25,000,035 collateralized by $25,691,139 in U.S. Treasuries 0% – 9.8750%, 8/7/14 – 8/15/40 with a value of $25,500,003	25,000,000

Total Repurchase Agreements (cost $63,200,000)		63,200,000

Total Investments (total cost $1,597,337,762) – 100.0%		2,020,412,381

Cash, Receivables and Other Assets, net of Liabilities – 0%		633,030

Net Assets – 100%		$2,021,045,411

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$1,983,589,844	98.2%
Ireland	20,524,084	1.0
Israel	16,298,453	0.8

Total	$2,020,412,381	100.0%

††	Includes Cash Equivalents of 3.1%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

40 | JUNE 30, 2014

Perkins Value Plus Income Fund (unaudited)

FUND SNAPSHOT
The Fund seeks high-quality equity and credit-oriented fixed income selected to drive portfolio income. The allocation has the flexibility to move between 40% – 60% in equity securities and the remainder in fixed-income securities and cash equivalents. Both the Perkins equity team and the Janus fixed income team focus on minimizing downside risk using their own unique approach to fundamental, bottom-up investing.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Jeff Kautz co-portfolio manager	Ted Thome co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, Perkins Value Plus Income Fund’s Class I Shares returned 13.92%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned 23.81%. Its blended benchmark, the Value Income Index, a hypothetical internally-calculated index that combines the total returns from the Russell 1000 Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%), returned 13.85%. The Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index, returned 4.37% during the period.

Our overweight to equities contributed to returns relative to the Value Income Index.

The equity sleeve underperformed the Russell 1000 Value Index. Our holdings in consumer discretionary, consumer staples and information technology weighed the most on relative performance, while our holdings in energy, utilities and telecommunication services contributed.

Meanwhile, the fixed income sleeve significantly outperformed the Barclays U.S. Aggregate Bond Index. Our overweight allocation in corporate credit and our security selection within it largely drove outperformance. This is consistent with our belief that the most effective way to generate consistent risk-adjusted outperformance long term is by a bottom-up, fundamentally-driven research process. We also increased our overweight in higher yielding securities issued by companies that are focused on strengthening their capital structures. This overweight was additive on a relative basis and helped make spread carry (the excess yield the fund’s holdings generate over those of the index) a large relative contributor.

We were short-to-neutral in our duration (sensitivity to interest rate changes) versus the index throughout the period. That could have benefited us on a relative basis if rates had continued to rise; however, this made our yield curve positioning a relative detractor as interest rates fell in the period’s second half. We variously shifted our Treasury exposure to the long-end of the curve to take advantage of rate volatility during the period, and our Treasury allocation, where we are underweight, was a relative contributor overall. We continue to believe that there is a greater risk of rates rising longer term, and the “defensive” tactical approach that we took toward yield curve positioning during the period remains warranted, in our view.

We were underweight mortgage-backed securities (MBS) during the period as we believe corporates offer better risk-adjusted return opportunities. Our positioning within our MBS allocation made it a relative contributor during the period. Given the Federal Reserve’s (Fed) bond-buying focus on lower-coupon MBS securities, we believe being higher in the coupon stack should provide more defensive characteristics against any resultant volatility from Fed tapering. Specifically, we found select opportunities in higher-coupon, more prepayment-resistant tranches. This positioning has helped give our MBS exposure a more stable cash-flow profile, which we believe could continue to benefit the overall portfolio when rates are volatile.

Our small allocations to commercial mortgage-backed securities as well as preferred securities were positive relative contributors while our minor cash allocation was a relative detractor.

From a credit sector standpoint, banking, automotive and energy companies were top contributors while electric utilities, media cable and services companies were the top relative detractors.

MARKET ENVIRONMENT

During the third quarter of 2013, the Fed’s surprise move to delay its tapering plans (a gradual reduction in its stimulative bond-buying program), together with an end to

Janus Value Funds | 41

Perkins Value Plus Income Fund (unaudited)

a partial government shutdown, contributed to a resumption of the 2013 rally. Several positive developments contributed to the continued market gains in the fourth quarter of 2013. Perhaps most importantly, continuing monetary easing policies kept interest rates at relatively low levels, and maintained the attractiveness of stocks compared to bonds. This was the case even after the December Fed announcement that tapering would begin in January.

After a good finish to an unusually strong 2013, the market was choppy early in the first quarter of 2014. During the understandable pause, the market dealt with steady but uninspiring earnings, international and weather-related economic uncertainties, simmering geopolitical threats and a change in Fed leadership. Volatility had some brief spikes, providing us with several opportunities to initiate positions in what we consider high-quality stocks, but generally remained at low levels. Most importantly, interest rates as measured by 10-year Treasurys actually declined, which led to strong returns from rate-sensitive industries, such as utilities and real estate investment trusts (REITs).

Gains in equities accelerated during the second quarter of 2014. The unbridled stock run-up investors have enjoyed of late has now passed the five-year mark without a meaningful decline in more than two years. Equities may continue to rise in the short term, of course, but these most recent gains have only escalated what we see as embedded risks in the current loftier valuations. Helping to fuel the rise in equity prices has been both multiple expansion and share repurchase programs. In 2013, most of the return of the S&P 500 was due to price-to-earnings (P/E) expansion. Coupled with this was share repurchase activity that totaled $598.1 billion last year and $188 billion in the first quarter of 2014, the highest amount in a quarter since 2007, based on data from Birinyi Associates.

While first quarter gross domestic product (GDP) declined a dismal -2.9%, the market has mostly chosen to ignore this data point and instead focus on the more optimistic estimates for the remainder of 2014 as its guide for higher equity prices. At its most recent meeting, the Fed downgraded its view of GDP growth for the year to 2.1%-2.3%, implying the second half must improve significantly to offset the decline early in the year. Mergers and acquisition (M&A) activity picked up considerably with additional acceleration probable given robust cash levels on corporate balance sheets, very low debt costs, attractive offshore tax rates, and limited top line growth. Activist involvement has also been a catalyst for notable share price appreciation although much of the activity has been very short term in nature. The labor market is showing more signs of surface strength, with recent stronger job growth and small business confidence approaching pre-crisis levels. However, the labor participation rate remains stuck at a multidecade low and pockets of wage growth are being offset by weakness in other areas. Recent consumer spending weakness and the past month’s unexpected rise in consumer prices could also prove troublesome.

The latest geopolitical flare-up that market participants seemed to ignore was the outbreak of sectarian violence in Iraq. Given the repercussions on other fragile governments in the region, it would seem this violence would be difficult to contain. Higher oil prices might also result.

EQUITY DETRACTORS

Accessories retailer Coach, our largest equity detractor, declined following disappointing guidance for sales and earnings. Comparable store sales were projected to decrease more than 10% in the coming year, as Coach continued to lose market share to newer competitors, including Michael Kors and Kate Spade. The company plans to launch new products in its full-line stores this fall and is expected to revamp the outlet-store product in 2015. While Coach continued to perform well overseas, we do remain concerned about the ongoing erosion in the domestic business. At 2x enterprise value-to-sales, the valuation was very reasonable for a 100-year-old brand with substantial global growth potential, in our view. We are reviewing our current position while we await the launch of the new full-line products.

ADT also weighed on performance. The largest provider of residential home security suffered under threats of increased competition from telecommunication and cable companies. With over 25% market share, ADT is the most visible target for increased competition. The company’s quarterly results showed new deterioration in churn rates and increased subscriber acquisition costs. While we consider the company to have one of the strongest product offerings and superior customer service, the risk of increased competition led us to reconsider the downside risk. As a result, we exited the stock.

EQUITY CONTRIBUTORS

Wells Fargo, our top equity contributor, benefited from quarterly earnings reports that exceeded estimates despite a significant decrease in mortgage origination revenues. Additionally, the super-regional bank fared well in the Fed stress tests, and as a result, the dividend was

42 | JUNE 30, 2014

(unaudited)

boosted to yield almost 3%. Wells Fargo, the Fund’s largest equity holding at period end, remains one of the highest-quality companies in financials, with strong earnings power, a robust balance sheet, and would benefit more significantly from an improving U.S. economy, in our view. Given these attributes, we added to our position.

Plains GP holding, the general partner of Plains All American Pipeline, also aided the Fund’s performance. Engaged in the transportation and storage of energy products, Plains GP benefited from increasing crude oil volume growth in the U.S. The company also reported solid earnings and raised its second quarter earnings before interest, taxes, depreciation and amortization (EBITDA) guidance along with highlighting its robust $7.5 billion project backlog. Additionally, the announcement that the government would begin to allow very limited crude condensate exports aided the stock, since the company’s crude oil transportation and storage assets are located in some of the most prolific oil and gas basins across the country. Finally, the company gained from investors looking for high-yield growth stocks in the low interest rate environment. We continue to believe that the company is well positioned for the continued energy infrastructure build-out across North America.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

MARKET OUTLOOK

We believe equities continue to be the most attractive long-term investment choice compared to other asset classes. However, at this point most reward-to-risk ratios we are finding in the market appear less favorable than normal, given current valuations although there are some notable exceptions. General investor complacency also remains high, with extremely light trading volumes and multiyear lows in the Chicago Board of Options Exchange (CBOE) Volatility Index (a general measure of market volatility). It would not take much negative news for equities to quickly reverse course, exposing investors to what could be some painful losses if an overdue correction begins to materialize. As such, we believe a more cautious portfolio of higher-quality stocks that trade at less of a premium to the market average price-earnings ratio is warranted. Focus on these types of stocks should allow us to outperform both our benchmark and peers over a full market cycle.

In this type of climate, we believe that our risk-disciplined investment philosophy makes even more sense than usual. Our fundamental equity research focuses on evaluating downside exposure first and foremost, before analyzing upside potential. We are much more concerned about limiting downside risk should markets decline rather than maximizing gains in hopes that everything goes well. By striving to minimize downside losses while participating in upside market gains, we seek to compound returns at a higher rate.

Our research typically leads us to high-quality companies with healthy balance sheets, earnings stability, solid recurring free cash flows and attractive competitive moats. Higher-quality companies may not be cheap on an absolute basis at the moment, but they continue to offer strong relative value, especially in terms of their solid defensive characteristics. Add in the healthy dividend yields being generated by many of these stocks, and we are confident that our portfolios continue to be well positioned for the current environment, both in terms of minimizing loss potential as well as providing competitive long-term gains.

Given the above-average risk we are seeing in the market, we remain confident in our investment methodology and current portfolio holdings. We believe our strategies are well positioned to navigate any potential volatility while striving to deliver consistently attractive risk-adjusted performance long term. We continue to believe volatility and a market correction could occur at any time and our portfolio of what we believe are high-quality stocks will provide a solid defense in that market environment.

On the fixed income side, we believe that managing duration and yield curve risk will be important to success in this market. While using the long end of the Treasury yield curve to provide some protection for investors is still applicable, we think the “new defensive” will be more about being opportunistic as it relates to rates, with a bias toward being short in duration, particularly in credit.

Turning to corporate credit, the enduring low rate environment continues to fuel a reach for yield and returns, stretching valuations in the investment grade and high yield markets. We still expect that credit will offer the best risk-adjusted returns of any fixed-income sector, and we tend to favor high yield. Moreover, shorter duration credit, especially in high yield, reduces our interest rate risk while still providing opportunity to gain in the spread. Given the environment, however, we believe security avoidance may be more important than security selection going forward. Both involve a bottom-up fundamental process with a view toward recognizing what is worth owning and, more importantly, what is not.

Thank you for your investment with us in Perkins Value Plus Income Fund.

Janus Value Funds | 43

Perkins Value Plus Income Fund (unaudited)

Perkins Value Plus Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Wells Fargo & Co.	0.75%
Plains GP Holdings LP – Class A	0.75%
Canadian Pacific Railway, Ltd. (U.S. Shares)	0.69%
Teva Pharmaceutical Industries, Ltd. (ADR)	0.65%
Novartis AG (ADR)	0.63%

5 Bottom Performers – Equity Holdings

Contribution

Coach, Inc.	–0.41%
ADT Corp.	–0.36%
Rayonier, Inc.	–0.17%
Mosaic Co.	–0.11%
Rogers Communications, Inc. – Class B	–0.09%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	1.16%	10.27%	14.91%
Utilities	0.55%	4.43%	6.11%
Telecommunication Services	0.40%	4.40%	2.53%
Financials	0.23%	18.63%	28.96%
Materials	0.03%	2.70%	2.88%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–1.54%	7.37%	6.43%
Consumer Staples	–0.77%	10.05%	5.89%
Information Technology	–0.72%	12.49%	8.95%
Other**	–0.64%	2.69%	0.00%
Industrials	–0.30%	9.82%	10.14%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

44 | JUNE 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2014

Wells Fargo & Co. Commercial Banks	1.5%
Oracle Corp. Software	1.4%
PPL Corp. Electric Utilities	1.3%
Pfizer, Inc. Pharmaceuticals	1.3%
JPMorgan Chase & Co. Commercial Banks	1.1%

6.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2014

As of June 30, 2013

Janus Value Funds | 45

Perkins Value Plus Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014			Expense Ratios – per the October 28, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Value Plus Income Fund – Class A Shares

NAV	13.51%	11.39%	1.36%	0.95%

MOP	7.01%	9.72%

Perkins Value Plus Income Fund – Class C Shares

NAV	12.69%	10.65%	2.13%	1.69%

CDSC	11.69%	10.65%

Perkins Value Plus Income Fund – Class D Shares(1)	13.68%	11.52%	1.24%	0.81%

Perkins Value Plus Income Fund – Class I Shares	13.92%	11.67%	1.10%	0.68%

Perkins Value Plus Income Fund – Class S Shares	13.42%	11.20%	1.59%	1.18%

Perkins Value Plus Income Fund – Class T Shares	13.75%	11.47%	1.33%	0.93%

Russell 1000® Value Index	23.81%	18.28%

Barclays U.S. Aggregate Bond Index	4.37%	3.52%

Value Income Index	13.85%	10.94%

Morningstar Quartile – Class I Shares	4th	2nd

Morningstar Ranking – based on total returns for Moderate Allocation Funds	747/872	308/751

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

46 | JUNE 30, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund Distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 30, 2010
(1)	Closed to new investors.

Janus Value Funds | 47

Perkins Value Plus Income Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,066.40	$5.17	$1,000.00	$1,019.79	$5.06	1.01%

Class C Shares	$1,000.00	$1,061.80	$8.69	$1,000.00	$1,016.36	$8.50	1.70%

Class D Shares	$1,000.00	$1,066.50	$4.25	$1,000.00	$1,020.68	$4.16	0.83%

Class I Shares	$1,000.00	$1,068.00	$3.49	$1,000.00	$1,021.42	$3.41	0.68%

Class S Shares	$1,000.00	$1,066.80	$4.82	$1,000.00	$1,020.13	$4.71	0.94%

Class T Shares	$1,000.00	$1,067.60	$3.95	$1,000.00	$1,020.98	$3.86	0.77%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

48 | JUNE 30, 2014

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.5%
$69,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$70,845
25,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	25,910
68,688	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	70,550
22,358	COMM 2006-FL12 Mortgage Trust 0.5318%, 12/15/20 (144A),‡	21,934
22,358	COMM 2006-FL12 Mortgage Trust 0.7218%, 12/15/20 (144A),‡	21,488
20,000	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	21,723
168,000	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	185,659
81,540	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	71,135
100,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	94,273
100,000	GS Mortgage Securities Corp. II 3.7510%, 11/8/29 (144A),‡	100,967
78,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	83,828
27,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	27,620
28,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	29,115
109,700	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	119,333
35,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	38,338
25,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9018%, 1/15/27 (144A),‡	25,016
25,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4018%, 2/15/27 (144A),‡	25,024

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,026,402)		1,032,758

Bank Loans and Mezzanine Loans – 1.0%
Basic Industry – 0.1%
64,513	FMG Resources August 2006 Pty, Ltd. 3.7500%, 6/28/19‡	64,537
Communications – 0.1%
80,595	Tribune Co. 4.0000%, 12/27/20‡	80,721
Consumer Cyclical – 0.1%
96,530	MGM Resorts International 3.5000%, 12/20/19‡	96,198
Consumer Non-Cyclical – 0.2%
17,910	CHS / Community Health Systems, Inc. 4.2500%, 1/27/21‡	18,005
73,815	IMS Health, Inc. 3.5000%, 3/17/21‡	73,354
48,105	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	48,057

		139,416
Technology – 0.5%
318,000	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	318,881

Total Bank Loans and Mezzanine Loans (cost $698,641)		699,753

Common Stock – 53.6%
Beverages – 0.4%
3,200	PepsiCo, Inc.	285,888
Capital Markets – 1.2%
7,000	Artisan Partners Asset Management, Inc. – Class A	396,760
5,500	T Rowe Price Group, Inc.	464,255

		861,015
Chemicals – 0.3%
27,000	Borregaard ASA	195,502
Commercial Banks – 4.0%
6,600	BB&T Corp.	260,238
4,200	BOK Financial Corp.	279,720
6,700	Fifth Third Bancorp	143,045
14,000	JPMorgan Chase & Co.	806,680
2,300	M&T Bank Corp.	285,315
20,000	Wells Fargo & Co.	1,051,200

		2,826,198
Commercial Services & Supplies – 1.9%
80,000	G4S PLC	349,356
17,100	Republic Services, Inc.	649,287
8,000	Tyco International, Ltd. (U.S. Shares)	364,800

		1,363,443
Communications Equipment – 0.6%
8,000	Cisco Systems, Inc.	198,800
2,500	QUALCOMM, Inc.	198,000

		396,800
Diversified Telecommunication Services – 1.0%
9,000	Telenor ASA	205,042
11,000	Verizon Communications, Inc.	538,230

		743,272
Electric Utilities – 2.5%
13,500	Hawaiian Electric Industries, Inc.	341,820
1,374	NextEra Energy Partners LP*	46,043
8,500	NRG Yield, Inc. – Class A	442,425
25,972	PPL Corp.	922,785

		1,753,073
Energy Equipment & Services – 1.4%
5,200	Ensco PLC – Class A†	288,964
6,000	Frank’s International NV	147,600
2,000	Oceaneering International, Inc.	156,260
3,600	Schlumberger, Ltd. (U.S. Shares)†	424,620

		1,017,444

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 49

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Food & Staples Retailing – 2.5%
7,600	Casey’s General Stores, Inc.	$534,204
17,000	Sysco Corp.	636,650
120,000	Tesco PLC	583,583

		1,754,437
Food Products – 2.1%
2,495	Danone SA	185,293
6,700	Flowers Foods, Inc.	141,236
3,200	JM Smucker Co.	341,024
2,500	McCormick & Co., Inc.	178,975
3,000	Nestle SA	232,461
48,000	Orkla ASA	427,796

		1,506,785
Health Care Equipment & Supplies – 2.1%
5,000	Baxter International, Inc.	361,500
2,500	Covidien PLC (U.S. Shares)	225,450
1,800	Medtronic, Inc.	114,768
18,300	Meridian Bioscience, Inc.	377,712
5,100	Stryker Corp.†	430,032

		1,509,462
Health Care Providers & Services – 1.7%
6,200	Landauer, Inc.	260,400
10,000	Patterson Cos., Inc.	395,100
9,600	Quest Diagnostics, Inc.	563,424

		1,218,924
Hotels, Restaurants & Leisure – 0.7%
4,000	Darden Restaurants, Inc.†	185,080
3,500	McDonald’s Corp.†	352,590

		537,670
Household Durables – 0.8%
7,100	Leggett & Platt, Inc.†	243,388
10,000	MDC Holdings, Inc.	302,900

		546,288
Household Products – 0.6%
5,400	Procter & Gamble Co.	424,386
Information Technology Services – 0.9%
7,900	Accenture PLC – Class A (U.S. Shares)†	638,636
Insurance – 2.1%
3,800	Allstate Corp.	223,136
7,500	Arthur J Gallagher & Co.	349,500
3,700	Chubb Corp.	341,029
11,000	Marsh & McLennan Cos., Inc.	570,020

		1,483,685
Leisure Products – 0.5%
9,300	Mattel, Inc.	362,421
Marine – 0.5%
100,000	Irish Continental Group PLC	371,055
Media – 0.9%
8,700	Comcast Corp. – Class A	467,016
17,200	UBM PLC	195,873

		662,889
Multi-Utilities – 0.7%
8,000	Alliant Energy Corp.	486,880
Multiline Retail – 0.7%
2,800	Nordstrom, Inc.	190,204
5,300	Target Corp.	307,135

		497,339
Oil, Gas & Consumable Fuels – 3.3%
5,400	Anadarko Petroleum Corp.†	591,138
4,000	BP PLC (ADR)	211,000
3,100	Chevron Corp.	404,705
3,500	Occidental Petroleum Corp.†	359,205
25,000	Plains GP Holdings LP – Class A	799,750

		2,365,798
Paper & Forest Products – 0.4%
10,000	PH Glatfelter Co.	265,300
Pharmaceuticals – 6.0%
6,100	AbbVie, Inc.	344,284
4,000	GlaxoSmithKline PLC (ADR)	213,920
3,100	Johnson & Johnson	324,322
7,800	Merck & Co., Inc.†	451,230
7,500	Novartis AG (ADR)	678,975
30,000	Pfizer, Inc.	890,400
14,000	Phibro Animal Health Corp.*	307,300
12,000	Teva Pharmaceutical Industries, Ltd. (ADR)	629,040
12,400	Zoetis, Inc.	400,148

		4,239,619
Real Estate Investment Trusts (REITs) – 2.8%
2,500	AvalonBay Communities, Inc.†	355,475
6,100	Home Properties, Inc.	390,156
8,300	Potlatch Corp.	343,620
30,000	Two Harbors Investment Corp.	314,400
17,000	Weyerhaeuser Co.	562,530

		1,966,181
Road & Rail – 1.9%
3,700	Canadian Pacific Railway, Ltd. (U.S. Shares)	670,218
3,700	Kansas City Southern†	397,787
3,000	Union Pacific Corp.	299,250

		1,367,255
Semiconductor & Semiconductor Equipment – 1.7%
15,600	Altera Corp.	542,256
4,000	Analog Devices, Inc.	216,280
4,500	Microchip Technology, Inc.	219,645
7,500	MKS Instruments, Inc.	234,300

		1,212,481
Software – 2.3%
6,600	CA, Inc.	189,684
12,000	Microsoft Corp.	500,400
24,100	Oracle Corp.	976,773

		1,666,857
Technology Hardware, Storage & Peripherals – 1.2%
4,200	Apple, Inc.†	390,306
16,500	EMC Corp.	434,610

		824,916
Textiles, Apparel & Luxury Goods – 1.2%
6,800	Coach, Inc.	232,492
3,900	Ralph Lauren Corp.†	626,691

		859,183

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

50 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Tobacco – 1.0%
7,100	Altria Group, Inc.	$297,774
11,100	Swedish Match AB	385,532

		683,306
Transportation Infrastructure – 0.6%
40,000	BBA Aviation PLC	211,502
9,000	Hamburger Hafen und Logistik AG	239,002

		450,504
Wireless Telecommunication Services – 1.1%
302,000	America Movil SAB de CV	313,119
11,000	Rogers Communications, Inc. – Class B	442,722

		755,841

Total Common Stock (cost $32,332,042)		38,100,733

Corporate Bonds – 19.2%
Asset-Backed Securities – 0.1%
$88,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	87,642
Banking – 2.8%
148,000	Abbey National Treasury Services PLC 4.0000%, 3/13/24	152,729
67,000	American Express Co. 6.8000%, 9/1/66‡	73,700
155,000	American Express Credit Corp. 2.1250%, 3/18/19	155,659
38,000	Bank of America Corp. 2.6000%, 1/15/19	38,447
163,000	Bank of America Corp. 2.6500%, 4/1/19	165,217
80,000	Bank of America Corp. 8.0000%µ	88,540
96,000	Citigroup, Inc. 5.9000%, 12/29/49	96,960
11,000	Citigroup, Inc. 5.3500%µ	10,553
100,000	Goldman Sachs Capital I 6.3450%, 2/15/34	114,240
34,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	37,418
68,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	69,056
80,000	Goldman Sachs Group, Inc. 5.7000%µ	82,650
17,000	JPMorgan Chase & Co. 7.9000%µ	18,997
105,000	Morgan Stanley 5.0000%, 11/24/25	111,990
15,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	15,309
148,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	162,000
155,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	167,587
245,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	248,773
56,000	SVB Financial Group 5.3750%, 9/15/20	63,374
139,000	Zions Bancorporation 5.8000%µ	132,571

		2,005,770
Basic Industry – 0.8%
49,000	Ashland, Inc. 3.8750%, 4/15/18	50,409
50,000	Ashland, Inc. 4.7500%, 8/15/22	50,250
68,000	Ashland, Inc. 6.8750%, 5/15/43	73,270
65,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	70,769
37,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	41,301
9,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	10,069
37,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	42,041
158,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	184,860
35,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	35,705

		558,674
Brokerage – 1.3%
65,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	71,858
53,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	54,003
75,000	Charles Schwab Corp. 7.0000%µ	87,563
45,000	E*TRADE Financial Corp. 6.7500%, 6/1/16	48,825
38,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	39,520
44,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	47,630
13,000	Lazard Group LLC 6.8500%, 6/15/17	14,749
100,000	Lazard Group LLC 4.2500%, 11/14/20	104,769
125,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	132,187
88,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	93,940
215,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	242,470

		937,514
Capital Goods – 0.5%
53,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	54,126
61,000	Exelis, Inc. 4.2500%, 10/1/16	64,700
28,000	Exelis, Inc. 5.5500%, 10/1/21	30,092
84,000	FLIR Systems, Inc. 3.7500%, 9/1/16	88,479
81,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23	85,212
35,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24 (144A)	35,263

		357,872

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 51

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Communications – 0.5%
$40,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	$40,300
36,000	Nielsen Finance LLC / Nielsen Finance Co. 5.0000%, 4/15/22 (144A)	36,270
50,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	50,955
70,000	Sprint Corp. 7.2500%, 9/15/21 (144A)	77,175
58,000	UBM PLC 5.7500%, 11/3/20 (144A)	62,419
68,000	Verizon Communications, Inc. 5.1500%, 9/15/23	76,098
34,000	Viacom, Inc. 3.8750%, 4/1/24	34,551

		377,768
Consumer Cyclical – 2.4%
144,000	Brinker International, Inc. 3.8750%, 5/15/23	139,563
31,000	DR Horton, Inc. 4.7500%, 5/15/17	32,860
63,000	DR Horton, Inc. 3.7500%, 3/1/19	63,315
200,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	234,813
218,000	General Motors Co. 3.5000%, 10/2/18 (144A)	222,905
493,000	General Motors Co. 4.8750%, 10/2/23 (144A)	518,882
100,000	General Motors Co. 6.2500%, 10/2/43 (144A)	114,750
39,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	39,585
22,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23	21,972
72,000	MDC Holdings, Inc. 5.5000%, 1/15/24	74,840
35,000	MGM Resorts International 8.6250%, 2/1/19	41,694
50,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	59,444
28,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	28,840
23,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	25,012
15,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	14,738
46,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	44,505

		1,677,718
Consumer Non-Cyclical – 1.5%
204,000	Forest Laboratories, Inc. 4.3750%, 2/1/19 (144A)	220,077
235,000	Forest Laboratories, Inc. 4.8750%, 2/15/21 (144A)	256,625
117,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	129,285
45,000	HCA, Inc. 3.7500%, 3/15/19	45,394
108,000	Life Technologies Corp. 6.0000%, 3/1/20	126,229
19,000	Life Technologies Corp. 5.0000%, 1/15/21	21,286
59,000	Safeway, Inc. 4.7500%, 12/1/21	60,607
23,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	24,035
24,000	Tyson Foods, Inc. 6.6000%, 4/1/16	26,289
148,000	WM Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	153,231

		1,063,058
Electric – 0.3%
51,000	CMS Energy Corp. 4.2500%, 9/30/15	53,126
45,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	48,037
46,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	48,169
32,000	PPL WEM Holdings, Ltd. 5.3750%, 5/1/21 (144A)	35,995

		185,327
Energy – 3.4%
250,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	266,250
383,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	396,405
81,000	Cimarex Energy Co. 5.8750%, 5/1/22	89,505
33,000	Cimarex Energy Co. 4.3750%, 6/1/24	33,619
15,000	Continental Resources, Inc. 7.1250%, 4/1/21	16,988
160,000	Continental Resources, Inc. 5.0000%, 9/15/22	174,000
65,000	Continental Resources, Inc. 3.8000%, 6/1/24 (144A)	65,702
33,000	Continental Resources, Inc. 4.9000%, 6/1/44 (144A)	34,099
120,000	DCP Midstream Operating LP 4.9500%, 4/1/22	131,742
63,000	DCP Midstream Operating LP 3.8750%, 3/15/23	63,783
90,000	El Paso LLC 7.0000%, 6/15/17	101,587
5,000	El Paso LLC 6.5000%, 9/15/20	5,538
80,000	El Paso Pipeline Partners Operating Co. LLC 4.3000%, 5/1/24	80,571
44,000	Energy Transfer Partners LP 4.1500%, 10/1/20	46,518
129,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	135,369
99,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	110,534
20,000	Frontier Oil Corp. 6.8750%, 11/15/18	21,000
50,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	56,829

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

52 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Energy – (continued)
$100,000	Nabors Industries, Inc. 5.0000%, 9/15/20	$112,203
10,000	Nabors Industries, Inc. 4.6250%, 9/15/21	10,832
43,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19 (144A)	43,107
4,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	4,320
17,000	Spectra Energy Partners LP 2.9500%, 9/25/18	17,647
88,000	Spectra Energy Partners LP 4.7500%, 3/15/24	95,340
157,000	Western Gas Partners LP 5.3750%, 6/1/21	177,788
99,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	104,197

		2,395,473
Finance Companies – 1.3%
187,000	CIT Group, Inc. 4.2500%, 8/15/17	195,064
29,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	32,553
129,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	139,804
44,000	CIT Group, Inc. 3.8750%, 2/19/19	44,686
33,000	GE Capital Trust I 6.3750%, 11/15/67‡	36,713
7,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	7,805
200,000	General Electric Capital Corp. 6.2500%µ	222,500
200,000	General Electric Capital Corp. 7.1250%µ	236,040

		915,165
Financial – 0.4%
102,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	103,069
200,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	201,655

		304,724
Industrial – 0.2%
23,000	CBRE Services, Inc. 6.6250%, 10/15/20	24,409
31,000	Cintas Corp. No. 2 2.8500%, 6/1/16	32,040
34,000	Cintas Corp. No. 2 4.3000%, 6/1/21	36,668
27,000	URS Corp. 5.0000%, 4/1/22	27,513

		120,630
Insurance – 0.5%
110,000	American International Group, Inc. 8.1750%, 5/15/58‡	151,525
152,000	Primerica, Inc. 4.7500%, 7/15/22	165,581
63,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	64,103

		381,209
Owned No Guarantee – 0.3%
200,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	211,741
Real Estate Investment Trusts (REITs) – 1.0%
120,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	126,882
250,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	289,518
37,000	Post Apartment Homes LP 4.7500%, 10/15/17	40,597
18,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	19,266
27,000	Senior Housing Properties Trust 6.7500%, 12/15/21	31,544
210,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	228,573

		736,380
Technology – 1.5%
57,000	Autodesk, Inc. 3.6000%, 12/15/22	56,523
50,000	Fidelity National Information Services, Inc. 3.8750%, 6/5/24	50,237
214,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	215,001
34,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	33,745
250,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	246,360
49,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	52,848
214,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	241,277
87,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	88,810
34,000	Xilinx, Inc. 2.1250%, 3/15/19	34,060
41,000	Xilinx, Inc. 3.0000%, 3/15/21	41,381

		1,060,242
Transportation – 0.4%
7,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	7,144
13,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	13,363
92,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	96,459
54,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	54,100

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 53

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

Transportation – (continued)
$9,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	$9,848
52,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	53,822
53,000	Southwest Airlines Co. 5.1250%, 3/1/17	57,787

		292,523

Total Corporate Bonds (cost $12,991,887)		13,669,430

Mortgage-Backed Securities – 5.4%
	Fannie Mae:
15,503	5.5000%, 1/1/25	16,951
50,018	5.0000%, 9/1/29	55,746
17,730	5.0000%, 1/1/30	19,750
9,648	5.5000%, 1/1/33	10,915
47,189	6.0000%, 12/1/35	53,461
7,200	6.0000%, 2/1/37	8,235
61,685	6.0000%, 9/1/37	67,588
46,824	6.0000%, 10/1/38	54,529
15,437	7.0000%, 2/1/39	16,581
57,411	5.5000%, 3/1/40	64,285
164,397	5.5000%, 4/1/40	184,991
13,197	4.5000%, 10/1/40	14,389
137,553	5.0000%, 2/1/41	153,415
30,592	5.5000%, 2/1/41	34,815
24,682	4.5000%, 4/1/41	26,826
29,197	5.0000%, 4/1/41	32,513
40,369	4.5000%, 5/1/41	43,898
23,331	5.0000%, 5/1/41	26,036
59,107	5.0000%, 7/1/41	65,951
29,728	5.0000%, 10/1/41	33,144
54,321	4.0000%, 11/1/42	57,397
77,197	4.5000%, 11/1/42	83,941
194,579	4.5000%, 2/1/43	211,577
283,107	4.5000%, 2/1/43	309,438
106,986	4.0000%, 7/1/43	112,959
28,870	4.0000%, 9/1/43	30,515
73,783	3.5000%, 1/1/44	76,271
156,263	3.5000%, 1/1/44	161,522
73,916	4.0000%, 2/1/44	78,083
78,692	3.5000%, 4/1/44	81,130
	Freddie Mac:
12,964	5.0000%, 1/1/19	13,761
9,208	5.0000%, 2/1/19	9,774
12,107	5.5000%, 8/1/19	12,855
21,072	5.0000%, 6/1/20	22,737
40,940	5.5000%, 12/1/28	46,233
32,520	5.5000%, 10/1/36	36,827
162,346	6.0000%, 4/1/40	185,637
37,041	4.5000%, 1/1/41	40,368
79,767	5.0000%, 5/1/41	89,250
	Ginnie Mae:
49,027	5.1000%, 1/15/32	55,527
57,085	4.9000%, 10/15/34	62,742
25,659	6.0000%, 11/20/34	28,953
8,676	5.5000%, 9/15/35	9,960
14,798	6.0000%, 1/20/39	16,717
132,035	5.5000%, 8/15/39	152,467
27,773	5.0000%, 10/15/39	30,661
44,366	5.0000%, 11/15/39	48,901
13,443	5.0000%, 1/15/40	14,843
10,105	5.0000%, 4/15/40	11,146
16,186	5.0000%, 5/15/40	17,939
5,979	5.0000%, 7/15/40	6,575
45,441	5.0000%, 7/15/40	50,131
46,183	5.0000%, 2/15/41	51,818
17,740	5.0000%, 5/15/41	20,008
11,594	4.5000%, 7/15/41	12,715
49,433	4.5000%, 7/15/41	54,032
111,854	4.5000%, 8/15/41	124,390
14,538	5.0000%, 9/15/41	16,203
6,514	5.5000%, 9/20/41	7,284
61,541	4.5000%, 10/20/41	67,268
6,148	6.0000%, 10/20/41	6,999
17,227	6.0000%, 12/20/41	19,527
18,377	6.0000%, 1/20/42	20,922
18,767	6.0000%, 2/20/42	21,343
11,305	6.0000%, 3/20/42	12,875
32,293	6.0000%, 4/20/42	36,757
21,376	3.5000%, 5/20/42	22,402
23,110	6.0000%, 5/20/42	26,296
65,350	5.5000%, 7/20/42	72,996
16,089	6.0000%, 7/20/42	18,300
16,882	6.0000%, 8/20/42	19,174
21,007	6.0000%, 9/20/42	23,907
15,650	6.0000%, 11/20/42	17,748
20,785	6.0000%, 2/20/43	23,680

Total Mortgage-Backed Securities (cost $3,814,679)		3,847,500

Preferred Stock – 0.9%
Capital Markets – 0.4%
400	Charles Schwab Corp., 6.0000%	10,092
3,150	Morgan Stanley, 6.8750%	85,586
4,175	Morgan Stanley, 7.1250%	116,357
1,925	State Street Corp., 5.9000%	50,435

		262,470
Commercial Banks – 0.3%
6,800	Wells Fargo & Co., 6.6250%	189,856
Construction & Engineering – 0.1%
1,500	Citigroup Capital XIII, 7.8750%	41,550
Consumer Finance – 0.1%
4,275	Discover Financial Services, 6.5000%	107,302

Total Preferred Stock (cost $559,283)		601,178

U.S. Treasury Notes/Bonds – 15.4%
$310,000	0.3750%, 3/15/15	310,630
1,623,000	0.3750%, 1/31/16	1,625,345
2,496,000	0.2500%, 2/29/16	2,493,561
322,000	0.3750%, 4/30/16	321,900
2,993,000	0.3750%, 5/31/16	2,990,312
576,000	1.3750%, 7/31/18	576,720
261,000	1.5000%, 8/31/18†	262,366
141,000	1.3750%, 9/30/18	140,824
931,000	2.7500%, 11/15/23	954,202
36,000	2.7500%, 2/15/24	36,819
231,000	2.5000%, 5/15/24	230,675
450,000	3.7500%, 11/15/43	486,000
138,000	3.6250%, 2/15/44	145,633

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

54 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares or Principal Amount		Value

U.S. Treasury Notes/Bonds – (continued)
$386,000	3.3750%, 5/15/44	$388,594

Total U.S. Treasury Notes/Bonds (cost $10,872,326)		10,963,581

Money Market – 1.1%
787,285	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $787,285)	787,285

Total Investments (total cost $63,082,545) – 98.1%		69,702,218

Cash, Receivables and Other Assets, net of Liabilities – 1.9%		1,375,831

Net Assets – 100%		$71,078,049

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$60,397,519	86.6%
United Kingdom	2,574,051	3.7
Canada	1,112,940	1.6
Switzerland	911,436	1.3
Norway	828,340	1.2
Israel	629,040	0.9
Australia	431,968	0.6
South Korea	426,742	0.6
Sweden	385,532	0.6
Ireland	371,055	0.5
Germany	368,287	0.5
Singapore	318,881	0.5
Mexico	313,119	0.4
Taiwan	246,360	0.4
Netherlands	201,655	0.3
France	185,293	0.3

Total	$69,702,218	100.0%

††	Includes Cash Equivalents of 1.1%.

Schedule of Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency and Settlement Date	Units Sold	Value	Depreciation

Credit Suisse International:
British Pound 7/17/14	335,000	$573,169	$(11,021)
Euro 7/17/14	239,000	327,260	(2,603)

		900,429	(13,624)

HSBC Securities (USA), Inc.:
British Pound 7/24/14	721,000	1,233,516	(12,128)
Euro 7/24/14	260,000	356,024	(4,416)

		1,589,540	(16,544)

Total		$2,489,969	$(30,168)

Schedule of Exchange-Traded Written Options – Calls

Description	Value

Accenture PLC – Class A (U.S. Shares) expires July 2014 9 contracts exercise price $87.50	$(6)
Anadarko Petroleum Corp. expires July 2014 7 contracts exercise price $125.00	(108)
Apple, Inc. expires July 2014 8 contracts exercise price $96.43	(513)
AvalonBay Communities, Inc. expires July 2014 5 contracts exercise price $145.00	(288)
Kansas City Southern expires July 2014 7 contracts exercise price $115.00	(412)
Leggett & Platt, Inc. expires July 2014 23 contracts exercise price $35.00	(660)
McDonalds Corp. expires July 2014 7 contracts exercise price $105.00	(73)
Merck & Co., Inc. expires July 2014 13 contracts exercise price $60.00	(158)
Occidental Petroleum Corp. expires July 2014 7 contracts exercise price $110.00	(83)
Schlumberger, Ltd. (U.S. Shares) expires July 2014 7 contracts exercise price $115.00	(2,874)
Stryker Corp. expires July 2014 9 contracts exercise price $90.00	(242)

Total Exchange-Traded Written Options – Calls (premiums received $3,066)	$(5,417)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 55

Notes to Schedules of Investments and Other Information

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

CBOE VIX Index	The Chicago Board of Options Exchange (CBOE) Volatility Index (“VIX”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options and is a widely used measure of market risk and is often referred to as the “investor fear” gauge.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Value Index	Measures the performance of the broad value segment of the U.S. equity universe. The index includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Value Income Index	Value Income Index is a hypothetical internally-calculated index which combines the total returns from the Russell 1000® Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt

LP	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended June 30, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Perkins Value Plus Income Fund	$4,633,184	6.5%

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2014, is noted below.

Fund	Aggregate Value

Perkins Value Plus Income Fund	$1,245,757

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of June 30, 2014.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

56 | JUNE 30, 2014

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Perkins Select Value Fund
Lone Pine Resources Canada, Ltd.	2/5/14	$135,493	$140,688	0.2%
Lone Pine Resources, Inc.	2/5/14	$135,493	$135,493	0.2%

Total		$270,986	$276,181	0.4%

Perkins Value Plus Income Fund
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$69,213	$71,135	0.1%

The Fund has registration rights for certain restricted securities held as of June 30, 2014. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2014. Unless otherwise indicated, all information in the table is for the year ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

Perkins Mid Cap Value Fund
Casey’s General Stores, Inc.	–	2,123,443	–	2,123,443	$–	$261,175	$149,256,808
Plains GP Holdings LP – Class A	–	7,800,842	(635,727)	7,165,115	417,918	2,116,081	229,212,029
Potlatch Corp.	1,222,871	900,000	–	2,122,871	–	2,724,467	87,886,859
Redwood Trust, Inc.	2,500,000	1,746,090	–	4,246,090	–	3,989,092	82,671,372

Total					$417,918	$9,090,815	$549,027,068

Perkins Small Cap Value Fund
MarineMax, Inc.	1,250,000	100,000	(1,350,000)	–	$11,919,023	$–	$–
Sterling Construction Co., Inc.(1)	975,000	–	(355,547)	619,453	(2,960,217)	–	N/A

Total					$8,958,806	$–	$–

Perkins Value Plus Income Fund
Janus Cash Liquidity Fund LLC	368,000	30,114,623	(29,695,338)	787,285	$–	$750	$787,285

(1)	Company was no longer an affiliate as of June 30, 2014.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Large Cap Value Fund
Assets
Investments in Securities:
Common Stock	$142,103,736	$–	$–

Exchange-Traded Fund	614,592	–	–

Repurchase Agreement	–	6,800,000	–

Total Assets	$142,718,328	$6,800,000	$–

Perkins Mid Cap Value Fund
Assets
Investments in Securities:
Common Stock	$8,447,917,022	$–	$–

Repurchase Agreements	–	338,500,000	–

Total Assets	$8,447,917,022	$338,500,000	$–

Janus Value Funds | 57

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Select Value Fund
Assets
Investments in Securities:
Common Stock
Oil, Gas and Consumable Fuels	$9,965,980	$–	$276,181
All Other	75,644,004	–	–

Repurchase Agreement	–	4,000,000	–

Total Assets	$85,609,984	$4,000,000	$276,181

Perkins Small Cap Value Fund
Assets
Investments in Securities:
Common Stock	$1,957,212,381	$–	$–

Repurchase Agreements	–	63,200,000	–

Total Assets	$1,957,212,381	$63,200,000	$–

Perkins Value Plus Income Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$1,032,758	$–

Bank Loans and Mezzanine Loans	–	699,753	–

Common Stock	38,100,733	–	–

Corporate Bonds	–	13,669,430	–

Mortgage-Backed Securities	–	3,847,500	–

Preferred Stock	–	601,178	–

U.S. Treasury Notes/Bonds	–	10,963,581	–

Money Market	–	787,285	–

Total Assets	$38,100,733	$31,601,485	$–

Liabilities
Other Financial Instruments(a) - Liabilities:
Forward Currency Contracts	$–	$30,168	$–
Options Written, at value	–	5,418	–

Total Liabilities	$–	$35,586	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

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Janus Value Funds | 59

Statements of Assets and Liabilities

As of June 30, 2014	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Assets:
Investments at cost(1)	$110,341,299	$6,723,550,620	$75,916,564	$1,597,337,762	$63,082,545
Unaffiliated investments at value	$142,718,328	$7,898,889,954	$85,886,165	$1,957,212,381	$68,914,933
Affiliated investments at value	–	549,027,068	–	–	787,285
Repurchase agreements at value	6,800,000	338,500,000	4,000,000	63,200,000	–
Cash	75,963	437,908	70,504	343,223	1,935,293
Non-interested Trustees’ deferred compensation	3,024	178,719	1,812	40,964	1,440
Receivables:
Investments sold	–	36,471,796	–	12,872,377	8,241
Fund shares sold	52,418	5,189,706	1,117	858,825	125,236
Dividends	251,272	16,275,587	124,900	1,266,920	89,010
Foreign dividend tax reclaim	–	–	38,305	–	6,755
Interest	9	5,433	5	95	183,279
Other assets	201	59,809	1,438	6,368	475
Total Assets	149,901,215	8,845,035,980	90,124,246	2,035,801,153	72,051,947
Liabilities:
Forward currency contracts	–	–	–	–	30,168
Closed foreign currency contracts	–	–	–	–	154
Options written, at value(2)	–	–	–	–	5,417
Payables:
Investments purchased	448,663	10,286,317	587,762	10,845,715	698,087
Fund shares repurchased	26,622	27,502,791	8,071	2,319,021	127,256
Dividends	–	–	–	–	3,651
Advisory fees	54,337	3,125,430	33,257	855,353	18,887
Fund administration fees	1,217	72,526	727	16,551	560
Internal servicing cost	274	17,510	314	3,957	205
Administrative services fees	4,941	1,029,755	1,056	176,092	6,044
Distribution fees and shareholder servicing fees	3,455	364,488	179	56,827	7,708
Administrative, networking and omnibus fees	1,765	538,745	54	209,984	1,760
Non-interested Trustees’ fees and expenses	1,243	86,511	739	20,457	548
Non-interested Trustees’ deferred compensation fees	3,024	178,719	1,812	40,964	1,440
Accrued expenses and other payables	36,044	1,052,632	48,311	210,821	72,013
Total Liabilities	581,585	44,255,424	682,282	14,755,742	973,898
Net Assets	$149,319,630	$8,800,780,556	$89,441,964	$2,021,045,411	$71,078,049

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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61

Statements of Assets and Liabilities  (continued)

As of June 30, 2014	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$102,994,238	$5,521,377,857	$72,075,981	$1,257,756,017	$62,234,427
Undistributed net investment income/(loss)*	1,562,751	146,539,777	874,293	13,336,622	(5,054)
Undistributed net realized gain from investment and foreign currency transactions*	5,585,046	1,069,930,827	2,520,422	326,870,497	2,260,868
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	39,177,595	2,062,932,095	13,971,268	423,082,275	6,587,808
Total Net Assets	$149,319,630	$8,800,780,556	$89,441,964	$2,021,045,411	$71,078,049
Net Assets - Class A Shares	$3,602,861	$476,694,571	$132,072	$89,450,143	$6,602,586
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	213,126	19,068,715	10,281	3,314,203	538,506
Net Asset Value Per Share(3)	$16.90	$25.00	$12.85	$26.99	$12.26
Maximum Offering Price Per Share(4)	$17.93	$26.53	$13.63	$28.64	$13.01
Net Assets - Class C Shares	$3,252,234	$160,595,015	$183,455	$16,389,627	$6,519,432
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	195,137	6,513,351	14,417	621,542	530,650
Net Asset Value Per Share(3)	$16.67	$24.66	$12.72	$26.37	$12.29
Net Assets - Class D Shares	$41,764,378	$939,774,548	$6,830,221	$81,193,522	$33,070,637
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,486,903	37,525,950	530,362	3,003,138	2,696,382
Net Asset Value Per Share	$16.79	$25.04	$12.88	$27.04	$12.26
Net Assets - Class I Shares	$47,671,956	$2,290,694,965	$80,259,538	$617,119,118	$10,794,346
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,826,841	91,470,786	6,222,762	22,782,056	879,279
Net Asset Value Per Share	$16.86	$25.04	$12.90	$27.09	$12.28
Net Assets - Class L Shares	N/A	$22,872,139	N/A	$212,532,939	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	903,721	N/A	7,714,262	N/A
Net Asset Value Per Share	N/A	$25.31	N/A	$27.55	N/A
Net Assets - Class N Shares	$48,684,326	$398,115,168	N/A	$200,869,353	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,889,695	15,894,801	N/A	7,414,203	N/A
Net Asset Value Per Share	$16.85	$25.05	N/A	$27.09	N/A
Net Assets - Class R Shares	N/A	$127,464,252	N/A	$23,700,249	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	5,127,724	N/A	888,996	N/A
Net Asset Value Per Share	N/A	$24.86	N/A	$26.66	N/A
Net Assets - Class S Shares	$249,473	$387,977,656	$14,776	$72,148,238	$5,054,145
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,665	15,531,890	1,148	2,684,388	412,182
Net Asset Value Per Share	$17.01	$24.98	$12.87	$26.88	$12.26
Net Assets - Class T Shares	$4,094,402	$3,996,592,242	$2,021,902	$707,642,222	$9,036,903
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	244,108	159,562,351	157,141	26,173,033	736,622
Net Asset Value Per Share	$16.77	$25.05	$12.87	$27.04	$12.27

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $6,800,000, $338,500,000, $4,000,000 and $63,200,000 for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund and Perkins Small Cap Value Fund, respectively.
(2)	Premiums of $3,066 for Perkins Value Plus Income Fund.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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63

Statements of Operations

For the year ended June 30, 2014	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Investment Income:
Interest	$2,160	$136,642	$20,902	$32,738	$817,398
Dividends	3,565,137	201,291,879	2,097,227	35,151,875	1,014,263
Dividends from affiliates	–	9,090,815	–	–	750
Other Income	12	10,791	14	9	1,973
Foreign tax withheld	(61,332)	(1,882,480)	(50,059)	(66,900)	(29,856)
Total Investment Income	3,505,977	208,647,647	2,068,084	35,117,722	1,804,528
Expenses:
Advisory fees	686,515	46,801,793	461,448	12,757,114	366,662
Internal servicing expense - Class A Shares	374	78,644	13	11,731	674
Internal servicing expense - Class C Shares	625	37,544	29	3,543	1,172
Internal servicing expense - Class I Shares	2,199	146,814	3,647	45,245	491
Shareholder reports expense	7,136	1,739,209	1,302	188,311	5,286
Transfer agent fees and expenses	23,243	465,503	3,723	58,488	8,369
Registration fees	115,090	336,492	79,231	268,690	107,019
Custodian fees	5,306	66,167	6,466	24,236	10,413
Professional fees	40,801	167,445	53,127	66,787	48,475
Non-interested Trustees’ fees and expenses	3,594	267,529	2,308	59,741	1,717
Fund administration fees	12,631	932,218	7,346	213,183	5,575
Administrative services fees - Class D Shares	44,219	1,086,114	6,993	94,681	33,090
Administrative services fees - Class L Shares	N/A	60,082	N/A	489,677	N/A
Administrative services fees - Class R Shares	N/A	359,385	N/A	70,826	N/A
Administrative services fees - Class S Shares	817	1,340,483	34	202,396	11,811
Administrative services fees - Class T Shares	8,499	12,037,901	3,986	1,934,159	16,849
Distribution fees and shareholder servicing fees - Class A Shares	9,001	1,824,100	284	271,758	15,854
Distribution fees and shareholder servicing fees - Class C Shares	27,511	1,774,135	1,566	168,440	60,350
Distribution fees and shareholder servicing fees - Class R Shares	N/A	718,770	N/A	141,082	N/A
Distribution fees and shareholder servicing fees - Class S Shares	817	1,340,483	34	202,396	11,811
Administrative, networking and omnibus fees - Class A Shares	–	1,270,416	174	230,465	5,481
Administrative, networking and omnibus fees - Class C Shares	2,127	329,559	256	30,803	1,237
Administrative, networking and omnibus fees - Class I Shares	40	3,556,527	62	1,195,094	13
Accounting systems fee expense	11,573	238,205	10,324	69,390	67,001
Bad debt expense	–	–	88,551	–	–
Other expenses	3,657	318,123	2,087	68,310	1,620
Total Expenses	1,005,775	77,293,641	732,991	18,866,546	780,970
Less: Expense and Fee Offset	(23)	(4,228)	(5)	(667)	(13)
Less: Excess Expense Reimbursement	(30,703)	(570,381)	(81,826)	(513,523)	(198,844)
Net Expenses after Waivers and Expense Offsets	975,049	76,719,032	651,160	18,352,356	582,113
Net Investment Income	2,530,928	131,928,615	1,416,924	16,765,366	1,222,415
Net Realized Gain on Investments:
Investments and foreign currency transactions	8,063,356	1,614,456,278	5,114,788	410,953,832	3,814,796
Investments in affiliates	–	417,918	–	8,958,806	–
Written options contracts	–	–	–	–	57,016
Total Net Realized Gain on Investments	8,063,356	1,614,874,196	5,114,788	419,912,638	3,871,812
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,729,864	118,204,237	6,460,223	17,039,212	2,795,727
Written options contracts	–	–	–	–	(7,905)
Total Change in Unrealized Net Appreciation/Depreciation	14,729,864	118,204,237	6,460,223	17,039,212	2,787,822
Net Increase in Net Assets Resulting from Operations	$25,324,148	$1,865,007,048	$12,991,935	$453,717,216	$7,882,049

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Perkins Large Cap		Perkins Mid Cap				Perkins Small Cap		Perkins Value Plus
	Value Fund		Value Fund		Perkins Select Value Fund		Value Fund		Income Fund
For the years ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Operations:
Net investment income	$2,530,928	$2,110,207	$131,928,615	$145,935,181	$1,416,924	$981,456	$16,765,366	$22,502,534	$1,222,415	$1,268,423
Net realized gain on investments(2)	8,063,356	10,594,345	1,614,874,196	981,188,318	5,114,788	2,144,751	419,912,638	55,068,149	3,871,812	2,362,756
Change in unrealized net appreciation/depreciation	14,729,864	14,797,286	118,204,237	1,094,484,939	6,460,223	7,643,338	17,039,212	373,946,218	2,787,822	2,603,767
Net Increase in Net Assets Resulting from Operations	25,324,148	27,501,838	1,865,007,048	2,221,608,438	12,991,935	10,769,545	453,717,216	451,516,901	7,882,049	6,234,946
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(33,203)	(39,164)	(9,460,143)	(5,608,879)	(1,024)	(1,061)	(661,136)	(1,221,519)	(158,389)	(137,921)
Class C Shares	(12,752)	(11,696)	(591,359)	(382,750)	(724)	(437)	–	(1,647)	(107,878)	(94,344)
Class D Shares	(447,705)	(322,098)	(13,553,210)	(6,211,197)	(52,894)	(37,516)	(702,673)	(971,485)	(732,744)	(578,409)
Class I Shares	(606,845)	(619,371)	(40,639,172)	(23,822,877)	(938,011)	(681,268)	(7,037,624)	(16,874,961)	(279,044)	(265,316)
Class L Shares	N/A	N/A	(374,891)	(208,920)	N/A	N/A	(2,213,331)	(3,545,334)	N/A	N/A
Class N Shares	(597,499)	(1,310,890)	(4,653,498)	(991,799)	N/A	N/A	(3,381,754)	(1,015,307)	N/A	N/A
Class R Shares	N/A	N/A	(1,092,655)	(746,131)	N/A	N/A	(76,782)	(240,419)	N/A	N/A
Class S Shares	(687)	(4,004)	(5,066,067)	(4,452,061)	(74)	(60)	(463,407)	(882,331)	(114,609)	(101,484)
Class T Shares	(37,632)	(34,302)	(65,742,480)	(42,393,336)	(16,472)	(11,180)	(5,959,638)	(11,027,133)	(178,114)	(141,304)
Net Realized Gain from Investment Transactions*
Class A Shares	(319,660)	(58,256)	(98,448,877)	(34,092,184)	(6,792)	(7,410)	(5,613,977)	(5,180,974)	(333,609)	(120,863)
Class C Shares	(297,634)	(47,455)	(21,494,905)	(7,094,604)	(9,674)	(6,687)	(858,944)	(768,097)	(319,098)	(116,576)
Class D Shares	(3,150,880)	(422,462)	(106,207,159)	(28,650,520)	(284,167)	(242,391)	(3,921,587)	(2,832,667)	(1,386,346)	(483,530)
Class I Shares	(3,917,283)	(778,222)	(315,702,767)	(112,482,841)	(4,299,776)	(4,088,658)	(39,500,677)	(47,041,036)	(567,430)	(216,755)
Class L Shares	N/A	N/A	(2,855,788)	(1,127,839)	N/A	N/A	(10,934,160)	(9,262,495)	N/A	N/A
Class N Shares	(3,881,801)	(1,479,435)	(32,931,987)	(4,083,098)	N/A	N/A	(15,910,304)	(2,600,686)	N/A	N/A
Class R Shares	N/A	N/A	(16,427,530)	(5,607,868)	N/A	N/A	(1,467,343)	(1,284,825)	N/A	N/A
Class S Shares	(19,881)	(8,027)	(63,560,399)	(26,927,437)	(812)	(732)	(4,262,162)	(3,509,686)	(245,920)	(94,642)
Class T Shares	(287,842)	(46,717)	(572,875,929)	(209,229,823)	(92,153)	(78,540)	(38,735,620)	(35,336,624)	(332,511)	(121,674)
Net Decrease from Dividends and Distributions to Shareholders	(13,611,304)	(5,182,099)	(1,371,678,816)	(514,114,164)	(5,702,573)	(5,155,940)	(141,701,119)	(143,597,226)	(4,755,692)	(2,472,819)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Perkins Large Cap		Perkins Mid Cap				Perkins Small Cap		Perkins Value Plus
	Value Fund		Value Fund		Perkins Select Value Fund		Value Fund		Income Fund
For the years ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Capital Share Transactions:
Shares Sold
Class A Shares	666,819	380,741	135,701,914	228,968,937	55,607	59,395	24,593,811	28,435,157	366,960	778,214
Class C Shares	787,502	1,208,863	17,805,127	25,820,127	45,573	65,820	821,182	1,060,350	676,381	325,900
Class D Shares	10,187,073	16,012,281	27,043,949	28,838,400	3,175,088	3,156,053	3,313,453	3,533,584	10,196,885	7,240,810
Class I Shares	751,334	658,802	558,475,580	799,900,073	7,830,035	8,739,646	116,353,755	214,491,574	2,614,911	386,107
Class L Shares	N/A	N/A	570,090	984,342	N/A	N/A	11,532,121	30,600,763	N/A	N/A
Class N Shares	2,715,165	13,398,458	224,605,131	248,591,276	N/A	N/A	89,718,263	273,700,326	N/A	N/A
Class R Shares	N/A	N/A	29,333,859	49,398,173	N/A	N/A	5,010,404	7,086,624	N/A	N/A
Class S Shares	–	–	124,116,318	192,330,268	–	–	19,123,620	16,759,139	112	–
Class T Shares	1,200,003	1,150,170	434,486,155	723,440,836	715,577	327,537	67,005,260	90,294,794	3,234,721	900,366
Reinvested Dividends and Distributions
Class A Shares	271,005	80,125	94,620,795	33,312,043	7,816	8,471	4,622,584	4,938,959	480,503	252,374
Class C Shares	264,949	48,488	17,312,154	5,523,660	10,398	7,124	696,019	605,157	419,392	202,929
Class D Shares	3,572,796	739,020	117,024,460	34,145,671	328,758	274,773	4,540,822	3,739,931	2,009,635	1,019,423
Class I Shares	4,286,982	1,339,413	305,228,651	115,242,822	5,237,787	4,769,926	38,553,701	51,655,202	836,110	475,854
Class L Shares	N/A	N/A	2,710,316	1,177,205	N/A	N/A	12,588,319	12,317,054	N/A	N/A
Class N Shares	4,479,300	2,790,325	37,585,485	5,074,435	N/A	N/A	19,292,058	3,615,993	N/A	N/A
Class R Shares	N/A	N/A	16,025,663	5,788,065	N/A	N/A	1,338,394	1,320,804	N/A	N/A
Class S Shares	20,568	12,031	68,482,737	31,311,540	886	792	4,713,307	4,391,430	360,529	196,126
Class T Shares	322,293	80,890	624,423,622	245,780,244	108,625	89,720	44,313,130	45,959,523	509,392	261,976
Shares Repurchased(3)
Class A Shares	(1,016,789)	(530,627)	(668,363,965)	(660,231,173)	(51,190)	(57,922)	(69,867,352)	(74,005,314)	(758,902)	(274,656)
Class C Shares	(1,065,967)	(1,288,051)	(72,006,015)	(80,215,957)	(8,750)	(34,493)	(4,679,735)	(7,985,876)	(361,448)	(232,958)
Class D Shares	(7,133,206)	(6,224,346)	(118,775,476)	(128,533,584)	(3,025,431)	(1,077,444)	(12,197,313)	(13,333,422)	(5,469,241)	(4,613,187)
Class I Shares	(1,915,597)	(15,797,491)	(1,737,229,929)	(1,746,986,889)	(3,953,189)	(12,854,572)	(458,380,380)	(770,327,246)	(2,926,425)	(902,473)
Class L Shares	N/A	N/A	(5,881,090)	(15,375,012)	N/A	N/A	(72,743,764)	(122,887,701)	N/A	N/A
Class N Shares	(11,823,825)	(44,322,299)	(104,895,907)	(70,034,921)	N/A	N/A	(194,782,065)	(45,361,865)	N/A	N/A
Class R Shares	N/A	N/A	(89,164,865)	(74,810,013)	N/A	N/A	(16,857,399)	(13,558,601)	N/A	N/A
Class S Shares	(292,320)	(300,300)	(541,589,593)	(415,177,693)	–	–	(43,231,146)	(44,055,172)	–	–
Class T Shares	(770,424)	(814,468)	(2,881,588,559)	(2,413,087,660)	(301,453)	(221,608)	(355,194,810)	(314,056,565)	(900,258)	(665,017)
Net Increase/(Decrease) from Capital Share Transactions	5,507,661	(31,377,975)	(3,383,943,393)	(2,828,824,785)	10,176,137	3,253,218	(759,803,761)	(611,065,398)	11,289,257	5,351,788
Net Increase/(Decrease) in Net Assets	17,220,505	(9,058,236)	(2,890,615,161)	(1,121,330,511)	17,465,499	8,866,823	(447,787,664)	(303,145,723)	14,415,614	9,113,915
Net Assets:
Beginning of period	132,099,125	141,157,361	11,691,395,717	12,812,726,228	71,976,465	63,109,642	2,468,833,075	2,771,978,798	56,662,435	47,548,520
End of period	$149,319,630	$132,099,125	$8,800,780,556	$11,691,395,717	$89,441,964	$71,976,465	$2,021,045,411	$2,468,833,075	$71,078,049	$56,662,435

Undistributed Net Investment Income/(Loss)*	$1,562,751	$852,975	$146,539,777	$140,969,646	$874,293	$577,262	$13,336,622	$20,453,042	$(5,054)	$181,332

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.
(2)	Includes realized gain/(loss) from affiliates. See affiliates table in Notes to Schedules of Investments and Other Information.
(3)	During the year ended June 30, 2013, Perkins Mid Cap Value Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $210,143,663 and $30,262,908, respectively, at the date of redemption.

See Notes to Financial Statements.

68 | JUNE 30, 2014

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69

Financial Highlights

Class A Shares

For a share outstanding during each year or period ended June 30	Perkins Large Cap Value Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.62	$13.44	$14.21	$11.56	$11.14	$10.00
Income from Investment Operations:
Net investment income	0.28(3)	0.15	0.12	0.13	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	2.64	2.48	(0.07)	2.87	0.44	1.11
Total from Investment Operations	2.92	2.63	0.05	3.00	0.47	1.16
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.18)	(0.14)	(0.03)	(0.03)	(0.02)
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.64)	(0.45)	(0.82)	(0.35)	(0.05)	(0.02)
Net Asset Value, End of Period	$16.90	$15.62	$13.44	$14.21	$11.56	$11.14
Total Return**	19.70%	19.96%	0.75%	26.21%	4.20%	11.64%
Net Assets, End of Period (in thousands)	$3,603	$3,390	$2,977	$2,265	$1,654	$718
Average Net Assets for the Period (in thousands)	$3,600	$3,182	$2,598	$1,237	$1,514	$530
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.90%	1.15%	1.13%	1.18%	1.32%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	1.14%	1.13%	1.18%	1.29%	1.23%
Ratio of Net Investment Income to Average Net Assets***	1.71%	1.05%	1.16%	1.40%	0.48%	1.19%
Portfolio Turnover Rate	34%	45%	52%	43%	32%	33%

Class A Shares

For a share outstanding during each year or period
ended June 30 and the period ended October 31,	Perkins Mid Cap Value Fund
2009	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$23.96	$20.93	$23.66	$19.04	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.26(3)	0.28	0.18	0.19	0.04	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	4.14	3.66	(1.15)	4.57	0.36	2.60
Total from Investment Operations	4.40	3.94	(0.97)	4.76	0.40	2.59
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.13)	(0.13)	(0.14)	(0.02)	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(3.36)	(0.91)	(1.76)	(0.14)	(0.02)	–
Net Asset Value, End of Period	$25.00	$23.96	$20.93	$23.66	$19.04	$18.66
Total Return**	19.72%	19.33%	(3.84)%	25.04%	2.17%	16.12%
Net Assets, End of Period (in thousands)	$476,695	$896,589	$1,157,423	$1,358,791	$1,011,334	$781,960
Average Net Assets for the Period (in thousands)	$729,640	$996,195	$1,198,373	$1,228,239	$966,540	$736,402
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	1.00%	1.06%	1.20%	1.17%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.95%	1.02%	1.17%	1.17%	1.22%
Ratio of Net Investment Income to Average Net Assets***	1.06%	0.98%	0.98%	0.82%	0.33%	0.35%
Portfolio Turnover Rate	51%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

70 | JUNE 30, 2014

Class A Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.76	$10.82	$10.00
Income from Investment Operations:
Net investment income	0.17(2)	0.11	0.04
Net gain on investments (both realized and unrealized)	1.79	1.66	0.78
Total from Investment Operations	1.96	1.77	0.82
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.10)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.87)	(0.83)	–
Net Asset Value, End of Period	$12.85	$11.76	$10.82
Total Return**	17.25%	17.16%	8.20%
Net Assets, End of Period (in thousands)	$132	$109	$89
Average Net Assets for the Period (in thousands)	$114	$108	$48
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.34%	1.35%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.23%	1.21%	1.26%
Ratio of Net Investment Income to Average Net Assets***	1.39%	1.13%	1.43%
Portfolio Turnover Rate	76%	62%	80%

Class A Shares

For a share outstanding during each year or period ended	Perkins Small Cap Value Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.62	$21.02	$24.89	$20.92	$19.48	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.11(2)	0.15	0.21	–(5)	0.09	(0.07)
Net gain/(loss) on investments (both realized and unrealized)	4.71	3.56	(1.30)	4.68	1.35	3.08
Total from Investment Operations	4.82	3.71	(1.09)	4.68	1.44	3.01
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.21)	(0.02)	(0.10)	–	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.45)	(1.11)	(2.78)	(0.71)	–	–
Net Asset Value, End of Period	$26.99	$23.62	$21.02	$24.89	$20.92	$19.48
Total Return**	20.92%	18.27%	(4.08)%	22.53%	7.39%	18.28%
Net Assets, End of Period (in thousands)	$89,450	$115,675	$141,049	$223,229	$86,403	$20,039
Average Net Assets for the Period (in thousands)	$108,703	$128,765	$170,483	$181,662	$52,788	$13,537
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.05%	1.00%	1.40%	1.25%	1.21%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.05%	1.00%	1.25%	1.25%	1.21%	0.96%
Ratio of Net Investment Income to Average Net Assets***	0.43%	0.64%	0.96%	0.23%	0.06%	0.62%
Portfolio Turnover Rate	62%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Value Funds | 71

Financial Highlights  (continued)

Class A Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.68	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.23(2)	0.30	0.31	0.29
Net gain on investments (both realized and unrealized)	1.29	1.07	0.10	1.14
Total from Investment Operations	1.52	1.37	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.29)	(0.33)	(0.24)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.94)	(0.55)	(0.70)	(0.28)
Net Asset Value, End of Period	$12.26	$11.68	$10.86	$11.15
Total Return**	13.61%	12.82%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$6,603	$6,200	$5,057	$4,861
Average Net Assets for the Period (in thousands)	$6,341	$5,545	$4,848	$3,951
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.35%	1.36%	1.50%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.01%	1.02%	0.94%
Ratio of Net Investment Income to Average Net Assets***	1.94%	2.39%	2.83%	3.05%
Portfolio Turnover Rate	95%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

72 | JUNE 30, 2014

Class C Shares

For a share outstanding during each year or period ended June 30	Perkins Large Cap Value Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.44	$13.28	$14.00	$11.48	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.16(3)	0.06	0.04	0.05	(0.03)	0.02
Net gain/(loss) on investments (both realized and unrealized)	2.62	2.44	(0.08)	2.82	0.42	1.09
Total from Investment Operations	2.78	2.50	(0.04)	2.87	0.39	1.11
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.07)	–(4)	(0.03)	–(4)	–
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.55)	(0.34)	(0.68)	(0.35)	(0.02)	–
Net Asset Value, End of Period	$16.67	$15.44	$13.28	$14.00	$11.48	$11.11
Total Return**	18.92%	19.08%	0.01%	25.21%	3.54%	11.10%
Net Assets, End of Period (in thousands)	$3,252	$3,014	$2,629	$2,797	$1,336	$556
Average Net Assets for the Period (in thousands)	$3,249	$2,740	$2,157	$2,070	$929	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.57%	1.80%	1.92%	1.96%	2.09%	2.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.55%	1.80%	1.92%	1.96%	2.04%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.98%	0.38%	0.34%	0.31%	(0.23)%	0.48%
Portfolio Turnover Rate	34%	45%	52%	43%	32%	33%

Class C Shares

For a share outstanding during each year or period ended	Perkins Mid Cap Value Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$23.65	$20.74	$23.50	$18.93	$18.62	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.08(3)	0.03	0.01	0.04	(0.04)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	4.08	3.70	(1.14)	4.53	0.35	2.60
Total from Investment Operations	4.16	3.73	(1.13)	4.57	0.31	2.55
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.04)	–(4)	–(4)	–	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(3.15)	(0.82)	(1.63)	–	–	–
Net Asset Value, End of Period	$24.66	$23.65	$20.74	$23.50	$18.93	$18.62
Total Return**	18.83%	18.45%	(4.58)%	24.17%	1.66%	15.87%
Net Assets, End of Period (in thousands)	$160,595	$189,096	$210,874	$242,324	$168,093	$121,166
Average Net Assets for the Period (in thousands)	$177,414	$203,923	$217,116	$211,474	$155,180	$107,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	1.72%	1.79%	1.87%	1.91%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.68%	1.71%	1.77%	1.87%	1.91%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	0.24%	0.23%	0.11%	(0.41)%	(0.41)%
Portfolio Turnover Rate	51%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 73

Financial Highlights  (continued)

Class C Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.68	$10.78	$10.00
Income from Investment Operations:
Net investment income	0.08(2)	0.03	0.02
Net gain on investments (both realized and unrealized)	1.78	1.65	0.76
Total from Investment Operations	1.86	1.68	0.78
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.05)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.82)	(0.78)	–
Net Asset Value, End of Period	$12.72	$11.68	$10.78
Total Return**	16.38%	16.24%	7.80%
Net Assets, End of Period (in thousands)	$183	$124	$77
Average Net Assets for the Period (in thousands)	$157	$103	$34
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.10%	2.05%	2.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.95%	1.97%	1.99%
Ratio of Net Investment Income to Average Net Assets***	0.65%	0.36%	0.68%
Portfolio Turnover Rate	76%	62%	80%

Class C Shares

For a share outstanding during each year or period ended June 30	Perkins Small Cap Value Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.13	$20.57	$24.57	$20.75	$19.43	$16.47
Income from Investment Operations:
Net investment income/(loss)	(0.07)(2)	(0.15)	0.01	(0.18)	0.05	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	4.61	3.61	(1.25)	4.63	1.27	3.06
Total from Investment Operations	4.54	3.46	(1.24)	4.45	1.32	2.96
Less Distributions:
Dividends (from net investment income)*	–	–(5)	–	(0.02)	–	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.30)	(0.90)	(2.76)	(0.63)	–	–
Net Asset Value, End of Period	$26.37	$23.13	$20.57	$24.57	$20.75	$19.43
Total Return**	20.06%	17.31%	(4.78)%	21.55%	6.79%	17.97%
Net Assets, End of Period (in thousands)	$16,390	$17,316	$21,434	$29,444	$26,768	$6,196
Average Net Assets for the Period (in thousands)	$16,844	$18,953	$24,453	$29,169	$16,540	$3,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.79%	1.85%	2.05%	2.05%	1.96%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.77%	1.80%	1.99%	2.05%	1.96%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.29)%	(0.16)%	0.25%	(0.52)%	(0.69)%	(0.39)%
Portfolio Turnover Rate	62%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

74 | JUNE 30, 2014

Class C Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.71	$10.89	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.15(2)	0.21	0.27	0.22
Net gain on investments (both realized and unrealized)	1.28	1.08	0.09	1.14
Total from Investment Operations	1.43	1.29	0.36	1.36
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.21)	(0.25)	(0.17)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.85)	(0.47)	(0.62)	(0.21)
Net Asset Value, End of Period	$12.29	$11.71	$10.89	$11.15
Total Return**	12.78%	12.03%	3.55%	13.74%
Net Assets, End of Period (in thousands)	$6,519	$5,485	$4,815	$4,128
Average Net Assets for the Period (in thousands)	$6,035	$5,223	$4,453	$3,701
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.04%	2.13%	1.87%	2.62%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.72%	1.76%	1.38%	1.69%
Ratio of Net Investment Income to Average Net Assets***	1.23%	1.64%	2.48%	2.27%
Portfolio Turnover Rate	95%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Value Funds | 75

Financial Highlights  (continued)

Class D Shares

	Perkins Large Cap Value Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$15.57	$13.39	$14.15	$11.58	$12.15
Income from Investment Operations:
Net investment income	0.28(2)	0.18	0.17	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	2.64	2.48	(0.09)	2.85	(0.59)
Total from Investment Operations	2.92	2.66	0.08	3.03	(0.57)
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.21)	(0.16)	(0.14)	–
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	–
Total Distributions	(1.70)	(0.48)	(0.84)	(0.46)	–
Net Asset Value, End of Period	$16.79	$15.57	$13.39	$14.15	$11.58
Total Return**	19.77%	20.25%	0.96%	26.41%	(4.69)%
Net Assets, End of Period (in thousands)	$41,764	$32,031	$17,997	$15,001	$2,437
Average Net Assets for the Period (in thousands)	$36,849	$24,538	$16,727	$7,705	$1,548
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.84%	0.95%	0.92%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.84%	0.95%	0.92%	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.74%	1.36%	1.33%	1.26%	0.70%
Portfolio Turnover Rate	34%	45%	52%	43%	32%

Class D Shares

	Perkins Mid Cap Value Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$24.03	$20.96	$23.71	$19.06	$19.52
Income from Investment Operations:
Net investment income	0.34(2)	0.30	0.24	0.26	0.04
Net gain/(loss) on investments (both realized and unrealized)	4.13	3.72	(1.16)	4.57	(0.50)
Total from Investment Operations	4.47	4.02	(0.92)	4.83	(0.46)
Less Distributions:
Dividends (from net investment income)*	(0.39)	(0.17)	(0.20)	(0.18)	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–
Total Distributions	(3.46)	(0.95)	(1.83)	(0.18)	–
Net Asset Value, End of Period	$25.04	$24.03	$20.96	$23.71	$19.06
Total Return**	20.00%	19.72%	(3.57)%	25.40%	(2.36)%
Net Assets, End of Period (in thousands)	$939,775	$869,066	$818,836	$936,795	$796,330
Average Net Assets for the Period (in thousands)	$905,095	$840,920	$848,059	$896,522	$868,198
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.65%	0.68%	0.74%	0.88%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.65%	0.68%	0.74%	0.88%	0.93%
Ratio of Net Investment Income to Average Net Assets***	1.39%	1.27%	1.26%	1.14%	0.49%
Portfolio Turnover Rate	51%	60%	54%	66%	44%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

76 | JUNE 30, 2014

Class D Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.78	$10.83	$10.00
Income from Investment Operations:
Net investment income	0.19(2)	0.13	0.04
Net gain on investments (both realized and unrealized)	1.81	1.66	0.79
Total from Investment Operations	2.00	1.79	0.83
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.11)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.90)	(0.84)	–
Net Asset Value, End of Period	$12.88	$11.78	$10.83
Total Return**	17.56%	17.34%	8.30%
Net Assets, End of Period (in thousands)	$6,830	$5,742	$3,004
Average Net Assets for the Period (in thousands)	$5,827	$4,266	$1,593
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.06%	1.01%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	1.01%	1.19%
Ratio of Net Investment Income to Average Net Assets***	1.57%	1.43%	1.37%
Portfolio Turnover Rate	76%	62%	80%

Class D Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(3)

Net Asset Value, Beginning of Period	$23.66	$21.10	$24.96	$20.92	$20.79
Income from Investment Operations:
Net investment income	0.19(2)	0.20	0.28	0.09	0.07
Net gain/(loss) on investments (both realized and unrealized)	4.72	3.57	(1.30)	4.65	0.06
Total from Investment Operations	4.91	3.77	(1.02)	4.74	0.13
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.31)	(0.08)	(0.09)	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–
Total Distributions	(1.53)	(1.21)	(2.84)	(0.70)	–
Net Asset Value, End of Period	$27.04	$23.66	$21.10	$24.96	$20.92
Total Return**	21.30%	18.53%	(3.75)%	22.83%	0.63%
Net Assets, End of Period (in thousands)	$81,194	$74,980	$72,646	$86,402	$78,237
Average Net Assets for the Period (in thousands)	$78,901	$72,194	$75,800	$84,313	$74,758
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.77%	0.95%	0.99%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.77%	0.95%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets***	0.73%	0.85%	1.30%	0.54%	0.12%
Portfolio Turnover Rate	62%	60%	62%	64%	39%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

Janus Value Funds | 77

Financial Highlights  (continued)

Class D Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.69	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.25(2)	0.31	0.32	0.29
Net gain on investments (both realized and unrealized)	1.28	1.08	0.10	1.16
Total from Investment Operations	1.53	1.39	0.42	1.45
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.30)	(0.34)	(0.26)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.96)	(0.56)	(0.71)	(0.30)
Net Asset Value, End of Period	$12.26	$11.69	$10.86	$11.15
Total Return**	13.68%	13.02%	4.08%	14.62%
Net Assets, End of Period (in thousands)	$33,071	$24,811	$19,581	$12,627
Average Net Assets for the Period (in thousands)	$27,575	$22,457	$16,050	$7,656
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.15%	1.24%	1.41%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.85%	0.91%	0.91%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.10%	2.50%	2.97%	3.33%
Portfolio Turnover Rate	95%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

78 | JUNE 30, 2014

Class I Shares

For a share outstanding during each year or period ended	Perkins Large Cap Value Fund
June 30 and the period ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.62	$13.42	$14.17	$11.58	$11.14	$10.00
Income from Investment Operations:
Net investment income	0.31(3)	0.31	0.35	0.19	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	2.65	2.37	(0.25)	2.85	0.43	1.13
Total from Investment Operations	2.96	2.68	0.10	3.04	0.50	1.17
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.21)	(0.17)	(0.13)	(0.04)	(0.03)
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.72)	(0.48)	(0.85)	(0.45)	(0.06)	(0.03)
Net Asset Value, End of Period	$16.86	$15.62	$13.42	$14.17	$11.58	$11.14
Total Return**	19.98%	20.43%	1.13%	26.57%	4.49%	11.76%
Net Assets, End of Period (in thousands)	$47,672	$40,943	$47,846	$112,360	$69,225	$28,863
Average Net Assets for the Period (in thousands)	$44,830	$43,013	$106,448	$91,088	$53,625	$17,284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.64%	0.71%	0.77%	0.84%	1.08%	2.15%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.71%	0.77%	0.84%	1.03%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.91%	1.47%	1.53%	1.45%	0.76%	1.36%
Portfolio Turnover Rate	34%	45%	52%	43%	32%	33%

Class I Shares

For a share outstanding during each year or
period ended June 30 and the period ended	Perkins Mid Cap Value Fund
October 31, 2009	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$24.02	$20.95	$23.71	$19.07	$18.68	$16.07
Income from Investment Operations:
Net investment income	0.34(3)	0.34	0.23	0.25	0.08	0.01
Net gain/(loss) on investments (both realized and unrealized)	4.15	3.68	(1.15)	4.59	0.37	2.60
Total from Investment Operations	4.49	4.02	(0.92)	4.84	0.45	2.61
Less Distributions:
Dividends (from net investment income)*	(0.40)	(0.17)	(0.21)	(0.20)	(0.06)	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(3.47)	(0.95)	(1.84)	(0.20)	(0.06)	–
Net Asset Value, End of Period	$25.04	$24.02	$20.95	$23.71	$19.07	$18.68
Total Return**	20.07%	19.71%	(3.58)%	25.46%	2.40%	16.24%
Net Assets, End of Period (in thousands)	$2,290,695	$3,033,537	$3,412,395	$3,385,626	$2,223,203	$1,258,548
Average Net Assets for the Period (in thousands)	$2,674,830	$3,245,850	$3,277,486	$2,900,600	$1,712,121	$1,058,484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.63%	0.63%	0.73%	0.84%	0.83%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.63%	0.63%	0.73%	0.84%	0.83%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.39%	1.32%	1.28%	1.14%	0.63%	0.75%
Portfolio Turnover Rate	51%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 79

Financial Highlights  (continued)

Class I Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.80	$10.83	$10.00
Income from Investment Operations:
Net investment income	0.22(2)	0.15	0.07
Net gain on investments (both realized and unrealized)	1.81	1.67	0.76
Total from Investment Operations	2.03	1.82	0.83
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.12)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.93)	(0.85)	–
Net Asset Value, End of Period	$12.90	$11.80	$10.83
Total Return**	17.76%	17.61%	8.30%
Net Assets, End of Period (in thousands)	$80,260	$64,631	$58,880
Average Net Assets for the Period (in thousands)	$72,827	$61,876	$58,109
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.87%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.87%	1.02%
Ratio of Net Investment Income to Average Net Assets***	1.78%	1.46%	1.30%
Portfolio Turnover Rate	76%	62%	80%

Class I Shares

For a share outstanding during each year or period
ended June 30 and the period ended October 31,	Perkins Small Cap Value Fund
2009	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.70	$21.13	$25.01	$20.97	$19.49	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.19(2)	0.25	0.29	0.04	0.11	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.73	3.54	(1.31)	4.73	1.37	3.04
Total from Investment Operations	4.92	3.79	(1.02)	4.77	1.48	3.02
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.32)	(0.10)	(0.12)	–	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.53)	(1.22)	(2.86)	(0.73)	–	–
Net Asset Value, End of Period	$27.09	$23.70	$21.13	$25.01	$20.97	$19.49
Total Return**	21.31%	18.62%	(3.74)%	22.89%	7.59%	18.34%
Net Assets, End of Period (in thousands)	$617,119	$821,829	$1,195,217	$1,317,183	$532,188	$236,437
Average Net Assets for the Period (in thousands)	$767,593	$1,114,888	$1,214,236	$1,091,334	$408,417	$42,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.71%	0.89%	0.93%	0.85%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.71%	0.89%	0.93%	0.85%	0.75%
Ratio of Net Investment Income to Average Net Assets***	0.75%	0.94%	1.37%	0.55%	0.52%	0.80%
Portfolio Turnover Rate	62%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

80 | JUNE 30, 2014

Class I Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during the year or period ended June 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.70	$10.87	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.27(2)	0.33	0.33	0.30
Net gain on investments (both realized and unrealized)	1.28	1.07	0.11	1.15
Total from Investment Operations	1.55	1.40	0.44	1.45
Less Distributions:
Dividends (from net investment income)*	(0.33)	(0.31)	(0.35)	(0.26)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.97)	(0.57)	(0.72)	(0.30)
Net Asset Value, End of Period	$12.28	$11.70	$10.87	$11.15
Total Return**	13.92%	13.16%	4.25%	14.66%
Net Assets, End of Period (in thousands)	$10,794	$9,903	$9,227	$7,860
Average Net Assets for the Period (in thousands)	$9,694	$9,764	$8,365	$6,004
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.10%	1.25%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.76%	0.77%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.23%	2.63%	3.09%	3.27%
Portfolio Turnover Rate	95%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Value Funds | 81

Financial Highlights  (continued)

Class L Shares

For a share outstanding during each year or period ended	Perkins Mid Cap Value Fund
June 30 and the year ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$24.26	$21.12	$23.90	$19.18	$18.79	$16.75
Income from Investment Operations:
Net investment income	0.34(2)	2.82	1.89	0.73	1.72	0.23
Net gain/(loss) on investments (both realized and unrealized)	4.18	1.25	(2.82)	4.18	(1.28)	2.93
Total from Investment Operations	4.52	4.07	(0.93)	4.91	0.44	3.16
Less Distributions:
Dividends (from net investment income)*	(0.40)	(0.15)	(0.22)	(0.19)	(0.05)	(0.33)
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–(3)	–	(0.79)
Total Distributions	(3.47)	(0.93)	(1.85)	(0.19)	(0.05)	(1.12)
Net Asset Value, End of Period	$25.31	$24.26	$21.12	$23.90	$19.18	$18.79
Total Return**	20.02%	19.77%	(3.59)%	25.66%	2.36%	20.67%
Net Assets, End of Period (in thousands)	$22,872	$24,332	$33,875	$63,549	$61,880	$350,003
Average Net Assets for the Period (in thousands)	$24,042	$29,252	$54,047	$66,281	$347,623	$298,741
Ratio of Gross Expenses (Absent of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.77%	0.84%	0.99%	1.02%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.60%	0.77%	0.74%	0.76%	0.87%
Ratio of Net Investment Income to Average Net Assets***	1.36%	1.38%	1.27%	1.32%	0.85%	1.11%
Portfolio Turnover Rate	51%	60%	54%	66%	44%	88%

Class L Shares

For a share outstanding during each year or period ended	Perkins Small Cap Value Fund
June 30 and the year ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$24.08	$21.45	$25.34	$21.21	$19.72	$18.24
Income from Investment Operations:
Net investment income	0.23(2)	0.53	0.31	0.51	0.18	0.09
Net gain/(loss) on investments (both realized and unrealized)	4.80	3.34	(1.33)	4.34	1.31	3.45
Total from Investment Operations	5.03	3.87	(1.02)	4.85	1.49	3.54
Less Distributions and Other:
Dividends (from net investment income)*	(0.26)	(0.34)	(0.11)	(0.11)	–	(0.38)
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	(1.62)
Return of capital	–	–	–	–	–	(0.06)
Total Distributions and Other	(1.56)	(1.24)	(2.87)	(0.72)	–	(2.06)
Net Asset Value, End of Period	$27.55	$24.08	$21.45	$25.34	$21.21	$19.72
Total Return**	21.45%	18.74%	(3.67)%	23.03%	7.56%	23.12%
Net Assets, End of Period (in thousands)	$212,533	$230,021	$280,294	$325,503	$657,562	$706,873
Average Net Assets for the Period (in thousands)	$226,789	$251,154	$287,560	$419,652	$706,615	$613,826
Ratio of Gross Expenses (Absent of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.83%	1.02%	1.08%	1.08%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.61%	0.63%	0.79%	0.84%	0.83%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.87%	1.00%	1.45%	0.76%	0.70%	1.28%
Portfolio Turnover Rate	62%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

82 | JUNE 30, 2014

Class N Shares

	Perkins Large Cap Value Fund			Perkins Mid Cap Value Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$15.61	$13.43	$12.91	$24.03	$20.95	$20.44
Income from Investment Operations:
Net investment income/(loss)	0.31(2)	0.16	–(3)	0.38(2)	0.31	(0.04)
Net gain on investments (both realized and unrealized)	2.65	2.53	0.52	4.14	3.74	0.55
Total from Investment Operations	2.96	2.69	0.52	4.52	4.05	0.51
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.24)	–	(0.43)	(0.19)	–
Distributions (from capital gains)*	(1.49)	(0.27)	–	(3.07)	(0.78)	–
Total Distributions	(1.72)	(0.51)	–	(3.50)	(0.97)	–
Net Asset Value, End of Period	$16.85	$15.61	$13.43	$25.05	$24.03	$20.95
Total Return**	19.98%	20.45%	4.03%	20.25%	19.89%	2.50%
Net Assets, End of Period (in thousands)	$48,684	$49,186	$66,766	$398,115	$222,244	$21,405
Average Net Assets for the Period (in thousands)	$46,719	$69,975	$48,137	$306,197	$129,631	$8,142
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.64%	0.68%	0.72%	0.49%	0.52%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.68%	0.72%	0.49%	0.52%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.88%	1.52%	0.66%	1.57%	1.44%	(3.02)%
Portfolio Turnover Rate	34%	45%	52%	51%	60%	54%

Class N Shares

	Perkins Small Cap Value Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$23.71	$21.14	$20.63
Income from Investment Operations:
Net investment income/(loss)	0.24(2)	0.33	(0.03)
Net gain on investments (both realized and unrealized)	4.72	3.49	0.54
Total from Investment Operations	4.96	3.82	0.51
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.35)	–
Distributions (from capital gains)*	(1.30)	(0.90)	–
Total Distributions	(1.58)	(1.25)	–
Net Asset Value, End of Period	$27.09	$23.71	$21.14
Total Return**	21.47%	18.78%	2.47%
Net Assets, End of Period (in thousands)	$200,869	$251,691	$12,300
Average Net Assets for the Period (in thousands)	$279,014	$64,999	$8,788
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.58%	0.60%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.58%	0.60%	0.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.92%	0.92%	(1.65)%
Portfolio Turnover Rate	62%	60%	62%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Value Funds | 83

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each year or period ended	Perkins Mid Cap Value Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.83	$20.86	$23.59	$19.00	$18.64	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.19(3)	0.16	0.10	0.12	–(4)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	4.11	3.69	(1.14)	4.56	0.36	2.60
Total from Investment Operations	4.30	3.85	(1.04)	4.68	0.36	2.57
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.10)	(0.06)	(0.09)	–(4)	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(3.27)	(0.88)	(1.69)	(0.09)	–	–
Net Asset Value, End of Period	$24.86	$23.83	$20.86	$23.59	$19.00	$18.64
Total Return**	19.35%	18.97%	(4.15)%	24.64%	1.93%	15.99%
Net Assets, End of Period (in thousands)	$127,464	$163,302	$161,056	$170,602	$103,961	$71,203
Average Net Assets for the Period (in thousands)	$143,754	$162,747	$157,701	$146,674	$94,163	$64,070
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.25%	1.26%	1.34%	1.49%	1.52%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.25%	1.26%	1.34%	1.49%	1.52%	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.77%	0.69%	0.66%	0.47%	(0.04)%	0.03%
Portfolio Turnover Rate	51%	60%	54%	66%	44%	88%

Class R Shares

For a share outstanding during each year or period ended June 30	Perkins Small Cap Value Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.34	$20.81	$24.71	$20.83	$19.46	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.04(3)	0.04	0.15	(0.04)	0.11	(0.12)
Net gain/(loss) on investments (both realized and unrealized)	4.65	3.56	(1.29)	4.61	1.26	3.11
Total from Investment Operations	4.69	3.60	(1.14)	4.57	1.37	2.99
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.17)	–(4)	(0.08)	–	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.37)	(1.07)	(2.76)	(0.69)	–	–
Net Asset Value, End of Period	$26.66	$23.34	$20.81	$24.71	$20.83	$19.46
Total Return**	20.56%	17.87%	(4.32)%	22.10%	7.04%	18.15%
Net Assets, End of Period (in thousands)	$23,700	$30,415	$31,997	$38,302	$21,450	$3,734
Average Net Assets for the Period (in thousands)	$28,330	$31,106	$34,159	$32,917	$8,368	$3,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.33%	1.34%	1.53%	1.60%	1.57%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.33%	1.34%	1.53%	1.60%	1.57%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.16%	0.29%	0.73%	(0.10)%	(0.28)%	0.10%
Portfolio Turnover Rate	62%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

84 | JUNE 30, 2014

Class S Shares

For a share outstanding during each year or period ended June 30	Perkins Large Cap Value Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.62	$13.41	$14.15	$11.56	$11.13	$10.00
Income from Investment Operations:
Net investment income	0.22(3)	0.27	0.14	0.14	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	2.71	2.34	(0.10)	2.84	0.42	1.10
Total from Investment Operations	2.93	2.61	0.04	2.98	0.45	1.14
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.13)	(0.10)	(0.07)	–(4)	(0.01)
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.54)	(0.40)	(0.78)	(0.39)	(0.02)	(0.01)
Net Asset Value, End of Period	$17.01	$15.62	$13.41	$14.15	$11.56	$11.13
Total Return**	19.68%	19.84%	0.67%	26.01%	4.07%	11.40%
Net Assets, End of Period (in thousands)	$249	$480	$680	$685	$580	$557
Average Net Assets for the Period (in thousands)	$327	$508	$656	$685	$616	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.15%	1.19%	1.25%	1.34%	1.65%	2.32%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	1.19%	1.19%	1.34%	1.53%	1.47%
Ratio of Net Investment Income to Average Net Assets***	1.32%	0.98%	1.08%	0.97%	0.28%	0.98%
Portfolio Turnover Rate	34%	45%	52%	43%	32%	33%

Class S Shares

For a share outstanding during each year or period ended	Perkins Mid Cap Value Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$23.91	$20.90	$23.64	$19.03	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.25(3)	0.23	0.16	0.17	0.03	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.13	3.69	(1.15)	4.56	0.36	2.61
Total from Investment Operations	4.38	3.92	(0.99)	4.73	0.39	2.59
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.13)	(0.12)	(0.12)	(0.02)	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(3.31)	(0.91)	(1.75)	(0.12)	(0.02)	–
Net Asset Value, End of Period	$24.98	$23.91	$20.90	$23.64	$19.03	$18.66
Total Return**	19.65%	19.27%	(3.90)%	24.91%	2.09%	16.12%
Net Assets, End of Period (in thousands)	$387,978	$709,171	$794,421	$834,778	$569,777	$434,615
Average Net Assets for the Period (in thousands)	$536,193	$770,990	$795,213	$742,692	$559,518	$397,613
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.99%	1.02%	1.09%	1.24%	1.27%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	1.01%	1.09%	1.24%	1.27%	1.28%
Ratio of Net Investment Income to Average Net Assets***	1.00%	0.93%	0.92%	0.74%	0.22%	0.28%
Portfolio Turnover Rate	51%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 85

Financial Highlights  (continued)

Class S Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.77	$10.81	$10.00
Income from Investment Operations:
Net investment income	0.14(2)	0.09	0.04
Net gain on investments (both realized and unrealized)	1.79	1.66	0.77
Total from Investment Operations	1.93	1.75	0.81
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.06)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.83)	(0.79)	–
Net Asset Value, End of Period	$12.87	$11.77	$10.81
Total Return**	16.91%	16.91%	8.10%
Net Assets, End of Period (in thousands)	$15	$13	$11
Average Net Assets for the Period (in thousands)	$14	$12	$11
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.65%	1.52%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.45%	1.40%	1.47%
Ratio of Net Investment Income to Average Net Assets***	1.11%	0.94%	0.78%
Portfolio Turnover Rate	76%	62%	80%

Class S Shares

For a share outstanding during each year or period ended
June 30 and the period ended	Perkins Small Cap Value Fund
October 31, 2009	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.53	$20.97	$24.84	$20.88	$19.47	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.10(2)	0.12	0.20	–(5)	0.11	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	4.69	3.57	(1.30)	4.65	1.30	3.10
Total from Investment Operations	4.79	3.69	(1.10)	4.65	1.41	3.00
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.23)	(0.01)	(0.08)	–	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.44)	(1.13)	(2.77)	(0.69)	–	–
Net Asset Value, End of Period	$26.88	$23.53	$20.97	$24.84	$20.88	$19.47
Total Return**	20.86%	18.19%	(4.11)%	22.40%	7.24%	18.21%
Net Assets, End of Period (in thousands)	$72,148	$80,862	$93,910	$106,549	$51,460	$26,401
Average Net Assets for the Period (in thousands)	$80,958	$86,346	$94,960	$83,981	$44,047	$24,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.08%	1.10%	1.28%	1.35%	1.32%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%	1.10%	1.28%	1.35%	1.32%	1.20%
Ratio of Net Investment Income to Average Net Assets***	0.40%	0.53%	0.97%	0.14%	0.07%	0.46%
Portfolio Turnover Rate	62%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

86 | JUNE 30, 2014

Class S Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.69	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.22(2)	0.28	0.29	0.27
Net gain on investments (both realized and unrealized)	1.28	1.08	0.09	1.14
Total from Investment Operations	1.50	1.36	0.38	1.41
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.27)	(0.30)	(0.22)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.93)	(0.53)	(0.67)	(0.26)
Net Asset Value, End of Period	$12.26	$11.69	$10.86	$11.15
Total Return**	13.42%	12.79%	3.74%	14.24%
Net Assets, End of Period (in thousands)	$5,054	$4,453	$3,950	$3,808
Average Net Assets for the Period (in thousands)	$4,725	$4,258	$3,784	$3,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.50%	1.59%	1.73%	2.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%	1.15%	1.21%	1.20%
Ratio of Net Investment Income to Average Net Assets***	1.87%	2.25%	2.64%	2.75%
Portfolio Turnover Rate	95%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Value Funds | 87

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period ended June 30	Perkins Large Cap Value Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.55	$13.37	$14.13	$11.56	$11.13	$10.22
Income from Investment Operations:
Net investment income	0.27(3)	0.17	0.16	0.17	0.04	–(4)
Net gain/(loss) on investments (both realized and unrealized)	2.63	2.48	(0.10)	2.85	0.44	0.91
Total from Investment Operations	2.90	2.65	0.06	3.02	0.48	0.91
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.20)	(0.14)	(0.13)	(0.03)	–
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.68)	(0.47)	(0.82)	(0.45)	(0.05)	–
Net Asset Value, End of Period	$16.77	$15.55	$13.37	$14.13	$11.56	$11.13
Total Return**	19.67%	20.21%	0.84%	26.37%	4.32%	8.90%
Net Assets, End of Period (in thousands)	$4,094	$3,055	$2,262	$2,211	$594	$1
Average Net Assets for the Period (in thousands)	$3,400	$2,531	$2,236	$1,402	$142	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.94%	1.00%	1.05%	1.29%	4.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.94%	1.00%	1.05%	1.29%	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.68%	1.25%	1.27%	1.16%	0.53%	1.39%
Portfolio Turnover Rate	34%	45%	52%	43%	32%	33%

Class T Shares

For a share outstanding during each year or
period ended June 30 and the year ended	Perkins Mid Cap Value Fund
October 31, 2009	2014	2013	2012	2011	2010(5)	2009

Net Asset Value, Beginning of Period	$24.01	$20.96	$23.70	$19.06	$18.67	$16.63
Income from Investment Operations:
Net investment income	0.32(3)	0.32	0.23	0.24	0.06	0.11
Net gain/(loss) on investments (both realized and unrealized)	4.14	3.67	(1.17)	4.56	0.37	2.97
Total from Investment Operations	4.46	3.99	(0.94)	4.80	0.43	3.08
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.16)	(0.17)	(0.16)	(0.04)	(0.25)
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–(4)	–	(0.79)
Total Distributions	(3.42)	(0.94)	(1.80)	(0.16)	(0.04)	(1.04)
Net Asset Value, End of Period	$25.05	$24.01	$20.96	$23.70	$19.06	$18.67
Total Return**	19.96%	19.56%	(3.66)%	25.24%	2.27%	20.27%
Net Assets, End of Period (in thousands)	$3,996,592	$5,584,059	$6,202,441	$7,796,637	$6,830,168	$7,321,160
Average Net Assets for the Period (in thousands)	$4,815,160	$6,004,535	$6,737,743	$7,597,129	$7,518,444	$5,907,999
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.77%	0.84%	0.99%	1.03%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.76%	0.83%	0.99%	1.03%	1.11%
Ratio of Net Investment Income to Average Net Assets***	1.29%	1.19%	1.16%	1.02%	0.49%	0.84%
Portfolio Turnover Rate	51%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

88 | JUNE 30, 2014

Class T Shares

	Perkins Select Value Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.77	$10.82	$10.00
Income from Investment Operations:
Net investment income	0.19(2)	0.13	0.04
Net gain on investments (both realized and unrealized)	1.81	1.65	0.78
Total from Investment Operations	2.00	1.78	0.82
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.10)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.90)	(0.83)	–
Net Asset Value, End of Period	$12.87	$11.77	$10.82
Total Return**	17.52%	17.25%	8.20%
Net Assets, End of Period (in thousands)	$2,022	$1,357	$1,049
Average Net Assets for the Period (in thousands)	$1,595	$1,274	$649
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.16%	1.11%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.04%	1.11%	1.26%
Ratio of Net Investment Income to Average Net Assets***	1.53%	1.25%	1.32%
Portfolio Turnover Rate	76%	62%	80%

Class T Shares

For a share outstanding during each year or period	Perkins Small Cap Value Fund
ended June 30 and the year ended October 31, 2009	2014	2013	2012	2011	2010(3)	2009

Net Asset Value, Beginning of Period	$23.65	$21.08	$24.93	$20.92	$19.47	$17.98
Income from Investment Operations:
Net investment income	0.17(2)	0.20	0.27	0.05	0.12	0.08
Net gain/(loss) on investments (both realized and unrealized)	4.72	3.55	(1.31)	4.66	1.33	3.39
Total from Investment Operations	4.89	3.75	(1.04)	4.71	1.45	3.47
Less Distributions and Other:
Dividends (from net investment income)*	(0.20)	(0.28)	(0.05)	(0.09)	–	(0.31)
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	(1.62)
Return of capital	–	–	–	–	–	(0.05)
Total Distributions and Other	(1.50)	(1.18)	(2.81)	(0.70)	–	(1.98)
Net Asset Value, End of Period	$27.04	$23.65	$21.08	$24.93	$20.92	$19.47
Total Return**	21.20%	18.44%	(3.86)%	22.65%	7.45%	22.87%
Net Assets, End of Period (in thousands)	$707,642	$846,044	$923,132	$1,257,481	$1,010,405	$659,087
Average Net Assets for the Period (in thousands)	$773,664	$880,189	$1,023,747	$1,219,414	$936,037	$441,820
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.85%	1.05%	1.10%	1.08%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.84%	1.04%	1.10%	1.08%	1.11%
Ratio of Net Investment Income to Average Net Assets***	0.65%	0.79%	1.20%	0.42%	0.35%	1.06%
Portfolio Turnover Rate	62%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

Janus Value Funds | 89

Financial Highlights  (continued)

Class T Shares

	Perkins Value Plus
	Income Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.69	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.25(2)	0.31	0.32	0.29
Net gain on investments (both realized and unrealized)	1.28	1.08	0.09	1.14
Total from Investment Operations	1.53	1.39	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.30)	(0.33)	(0.24)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.95)	(0.56)	(0.70)	(0.28)
Net Asset Value, End of Period	$12.27	$11.69	$10.86	$11.15
Total Return**	13.75%	13.01%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$9,037	$5,810	$4,919	$5,030
Average Net Assets for the Period (in thousands)	$6,739	$5,470	$4,702	$4,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.25%	1.33%	1.48%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	0.92%	0.97%	0.94%
Ratio of Net Investment Income to Average Net Assets***	2.08%	2.48%	2.87%	3.08%
Portfolio Turnover Rate	95%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

90 | JUNE 30, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund and Perkins Value Plus Income Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended June 30, 2014. The Trust offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. Perkins Value Plus Income Fund invests in a combination of equity and fixed-income securities. The other Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are

Janus Value Funds | 91

Notes to Financial Statements (continued)

traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may

92 | JUNE 30, 2014

arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Perkins Value Plus Income Fund are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

Janus Value Funds | 93

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

The Funds did not hold a significant amount of Level 3 securities as of June 30, 2014.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Funds recognize transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 2
Fund	to Level 1

Perkins Large Cap Value Fund	$8,391,936
Perkins Mid Cap Value Fund	123,766,395
Perkins Select Value Fund	4,048,500
Perkins Small Cap Value Fund	25,823,000
Perkins Value Plus Income Fund	1,682,071

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the year ended June 30, 2014 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the

94 | JUNE 30, 2014

index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

During the year, Perkins Value Plus Income Fund entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly contract amounts on sold forward contracts during the year ended June 30, 2014.

Fund	Sold

Perkins Value Plus Income Fund	$2,010,615

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on

Janus Value Funds | 95

Notes to Financial Statements (continued)

securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written, at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

During the year, Perkins Value Plus Income Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the year, Perkins Value Plus Income Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written call and put options during the year ended June 30, 2014.

Fund	Written Call Options	Written Put Options

Perkins Value Plus Income Fund	$6,104	$76

Written option activity for the year ended June 30, 2014 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2013	465	$10,238
Options written	2,742	77,168
Options closed	(183)	(5,805)
Options expired	(2,359)	(61,937)
Options exercised	(563)	(16,598)

Options outstanding at June 30, 2014	102	$3,066

	Number of	Premiums
Put Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2013	45	$821
Options written	33	1,274
Options closed	–	–
Options expired	(78)	(2,095)
Options exercised	–	–

Options outstanding at June 30, 2014	–	$–

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of June 30, 2014.

96 | JUNE 30, 2014

Fair Value of Derivative Instruments as of June 30, 2014

Derivatives not accounted	Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value

Perkins Value Plus Income Fund
Currency Contracts	Forward currency contracts	$30,168
Equity Contracts	Options written, at value	5,418

Total		$35,586

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended June 30, 2014.

The effect of Derivative Instruments on the Statements of Operations for the year ended September 30, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions	Written options contracts	Total

Perkins Value Plus Income Fund
Currency Contracts	$(279,324)	$–	$(279,324)
Equity Contracts	–	57,016	$57,016

Total	$(279,324)	$57,016	$(222,308)

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Written options contracts	Total

Perkins Value Plus Income Fund
Currency Contracts	$(39,182)	$–	$(39,182)
Equity Contracts	–	(7,905)	(7,905)

Total	$(39,182)	$(7,905)	$(47,087)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Funds, particularly Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to

Janus Value Funds | 97

Notes to Financial Statements (continued)

increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”) which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Loans
Perkins Value Plus Income Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of Perkins Value Plus Income Fund’s total assets. Below are descriptions of the types of loans held by Perkins Value Plus Income Fund as of June 30, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating

98 | JUNE 30, 2014

rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Funds present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

Janus Value Funds | 99

Notes to Financial Statements (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of June 30, 2014” table located in Note 2 of these Notes to Financial Statements.

Offsetting of Financial Assets and Derivative Assets
Perkins Large Cap Value Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

ING Financial Markets LLC	$6,800,000	$–	$(6,800,000)	$–

Perkins Mid Cap Value Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank Securities, Inc.	$25,000,000	$–	$(25,000,000)	$–
ING Financial Markets LLC	13,500,000	–	(13,500,000)	–
RBC Capital Markets Corp.	300,000,000	–	(300,000,000)	–

Total	$338,500,000	$–	$(338,500,000)	$–

Perkins Select Value Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

ING Financial Markets LLC	$4,000,000	$–	$(4,000,000)	$–

Perkins Small Cap Value Fund

		Gross Amounts in the
	Gross Amounts	Statement of
Counterparty	of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse Securities (USA) LLC	$25,000,000	$–	$(25,000,000)	$–
ING Financial Markets LLC	13,200,000	–	(13,200,000)	–
RBC Capital Markets Corp.	25,000,000	–	(25,000,000)	–

Total	$63,200,000	$–	$(63,200,000)	$–

Offsetting of Financial Liabilities and Derivative Liabilities
Perkins Value Plus Income Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Liabilities	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$13,624	$–	$–	$13,624
HSBC Securities (USA), Inc.	16,544	–	–	16,544

Total	$30,168	$–	$–	$30,168

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give a Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the

100 | JUNE 30, 2014

agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

A Fund does not exchange collateral on its forward currency contracts with its counterparties; however, a Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than a Fund’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of a Fund’s corresponding forward currency contracts.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

Janus Value Funds | 101

Notes to Financial Statements (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee Rate (%)
Fund	Assets of the Fund	(annual rate)

Perkins Large Cap Value Fund	N/A	0.64
Perkins Mid Cap Value Fund	N/A	0.64
Perkins Select Value Fund	N/A	0.70
Perkins Small Cap Value Fund	N/A	0.72
Perkins Value Plus Income Fund	All Asset Levels	0.60

For each Fund, except Perkins Value Plus Income Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index
Perkins Mid Cap Value Fund	Russell Midcap® Value Index
Perkins Select Value Fund	Russell 3000® Value Index
Perkins Small Cap Value Fund	Russell 2000® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began February 2007 for Perkins Mid Cap Value Fund, January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund, and January 2013 for Perkins Select Value Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance

102 | JUNE 30, 2014

measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the year ended June 30, 2014, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Perkins Large Cap Value Fund	$(202,919)
Perkins Mid Cap Value Fund	(19,197,088)
Perkins Select Value Fund	(102,284)
Perkins Small Cap Value Fund	(4,240,617)

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by each of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, and Perkins Small Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements) and 50% of the advisory fee payable by the equity portion of Perkins Value Plus Income Fund to Janus Capital (net of any fee waivers and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on each of Perkins Large Cap Value Fund’s, Perkins Mid Cap Value Fund’s, Perkins Select Value Fund’s, and Perkins Small Cap Value Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns 100% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Value Funds | 103

Notes to Financial Statements (continued)

For transfer agency and other services, Janus Services receives an asset-weighted fee from the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund based on the average proportion of each Fund’s total net assets sold directly and the average proportion of each Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries.

Janus Services has agreed to waive all or a portion of the administrative fees payable by the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Under separate distribution and shareholder servicing plans (each, a “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds. Payments under each Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

		Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2013 to present)	1, 2013)

Perkins Large Cap Value Fund	0.75	1.00
Perkins Mid Cap Value Fund	0.77	0.86
Perkins Select Value Fund	0.77	1.00
Perkins Small Cap Value Fund	0.96	0.96
Perkins Value Plus Income Fund	0.68	0.76

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred

104 | JUNE 30, 2014

compensation expenses for the year ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $285,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $518,025 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$1,455
Perkins Mid Cap Value Fund	24,347
Perkins Small Cap Value Fund	346
Perkins Value Plus Income Fund	2,031

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2014.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended June 30, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Large Cap Value Fund	$541
Perkins Mid Cap Value Fund	14,354
Perkins Small Cap Value Fund	144

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

Janus Value Funds | 105

Notes to Financial Statements (continued)

As of June 30, 2014, shares of the Funds were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Fund
Fund	Owned	Owned

Perkins Large Cap Value Fund - Class A Shares	–%	–%
Perkins Large Cap Value Fund - Class C Shares	–	–
Perkins Large Cap Value Fund - Class D Shares	–	–
Perkins Large Cap Value Fund - Class I Shares	–	–
Perkins Large Cap Value Fund - Class N Shares	–	–
Perkins Large Cap Value Fund - Class S Shares	100	0
Perkins Large Cap Value Fund - Class T Shares	–	–
Perkins Select Value Fund - Class A Shares	–	–
Perkins Select Value Fund - Class C Shares	–	–
Perkins Select Value Fund - Class D Shares	–	–
Perkins Select Value Fund - Class I Shares	–	–
Perkins Select Value Fund - Class S Shares	100	0
Perkins Select Value Fund - Class T Shares	–	–
Perkins Value Plus Income Fund - Class A Shares	77	7
Perkins Value Plus Income Fund - Class C Shares	76	7
Perkins Value Plus Income Fund - Class D Shares	15	7
Perkins Value Plus Income Fund - Class I Shares	48	7
Perkins Value Plus Income Fund - Class S Shares	100	7
Perkins Value Plus Income Fund - Class T Shares	56	7

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Perkins Large Cap Value Fund	$2,098,695	$5,030,590	$–	$–	$–	$(2,460)	$39,198,567
Perkins Mid Cap Value Fund	246,300,074	972,627,154	–	–	–	(113,026)	2,060,588,497
Perkins Select Value Fund	1,811,786	1,382,688	–	–	–	(144)	14,171,653
Perkins Small Cap Value Fund	98,346,634	237,381,049	(3,975,324)	–	–	(33,308)	431,570,343
Perkins Value Plus Income Fund	512,060	1,758,962	–	–	–	(3,100)	6,575,700

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2014

		Accumulated
Fund	June 30, 2016	Capital Losses

Perkins Small Cap Value Fund(1)	$(3,975,324)	$(3,975,324)

(1)	Capital loss carryover subject to annual limitations, $(1,987,662) should be available in the next fiscal year.

106 | JUNE 30, 2014

During the year ended June 30, 2014, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Perkins Small Cap Value Fund	$1,987,662

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Large Cap Value Fund	$110,319,761	$39,692,089	$(493,522)
Perkins Mid Cap Value Fund	6,725,828,525	2,078,303,670	(17,715,173)
Perkins Select Value Fund	75,714,512	14,657,954	(486,301)
Perkins Small Cap Value Fund	1,588,842,038	436,091,363	(4,521,020)
Perkins Value Plus Income Fund	63,126,518	6,905,398	(329,698)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund	$2,776,337	$10,834,967	$–	$–
Perkins Mid Cap Value Fund	292,978,286	1,078,700,530	–	–
Perkins Select Value Fund	2,409,435	3,293,138	–	–
Perkins Small Cap Value Fund	26,943,849	114,757,270	–	–
Perkins Value Plus Income Fund	2,265,258	2,490,434	–	–

For the year ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund	$2,341,525	$2,840,572	$–	$–
Perkins Mid Cap Value Fund	84,817,950	429,296,214	–	–
Perkins Select Value Fund	5,155,941	–	–	–
Perkins Small Cap Value Fund	35,780,137	107,817,090	–	–
Perkins Value Plus Income Fund	1,874,229	598,590	–	–

Janus Value Funds | 107

Notes to Financial Statements (continued)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Funds:

		Increase/(Decrease)	Increase/(Decrease)
		to Undistributed Net	to Undistributed Net
Fund	Increase/(Decrease) to Capital	Investment Income/Loss	Realized Gain/Loss

Perkins Large Cap Value Fund	$–	$(84,829)	$84,829
Perkins Mid Cap Value Fund	–	14,814,991	(14,814,991)
Perkins Select Value Fund	–	(110,694)	110,694
Perkins Small Cap Value Fund	1	(3,385,441)	3,385,440
Perkins Value Plus Income Fund	–	161,977	(161,977)

108 | JUNE 30, 2014

6.	Capital Share Transactions

	Perkins Large Cap		Perkins Mid Cap		Perkins Select
	Value Fund		Value Fund		Value Fund
For the years ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	40,929	25,969	5,594,564	10,213,565	4,457	5,300
Reinvested dividends and distributions	17,518	5,731	4,146,398	1,549,397	656	789
Shares repurchased	(62,400)	(36,151)	(28,091,375)	(29,650,908)	(4,130)	(5,056)
Net Increase/(Decrease) in Fund Shares	(3,953)	(4,451)	(18,350,413)	(17,887,946)	983	1,033
Shares Outstanding, Beginning of Period	217,079	221,530	37,419,128	55,307,074	9,298	8,265
Shares Outstanding, End of Period	213,126	217,079	19,068,715	37,419,128	10,281	9,298
Transactions in Fund Shares – Class C Shares:
Shares sold	48,889	83,711	750,159	1,164,893	3,618	5,836
Reinvested dividends and distributions	17,306	3,498	766,364	259,327	878	665
Shares repurchased	(66,272)	(90,060)	(2,999,642)	(3,597,080)	(687)	(3,051)
Net Increase/(Decrease) in Fund Shares	(77)	(2,851)	(1,483,119)	(2,172,860)	3,809	3,450
Shares Outstanding, Beginning of Period	195,214	198,065	7,996,470	10,169,330	10,608	7,158
Shares Outstanding, End of Period	195,137	195,214	6,513,351	7,996,470	14,417	10,608
Transactions in Fund Shares – Class D Shares:
Shares sold	641,294	1,088,388	1,112,198	1,275,612	257,460	279,395
Reinvested dividends and distributions	232,301	53,167	5,125,907	1,586,695	27,557	25,584
Shares repurchased	(443,863)	(428,670)	(4,885,340)	(5,750,174)	(242,161)	(94,888)
Net Increase/(Decrease) in Fund Shares	429,732	712,885	1,352,765	(2,887,867)	42,856	210,091
Shares Outstanding, Beginning of Period	2,057,171	1,344,286	36,173,185	39,061,052	487,506	277,415
Shares Outstanding, End of Period	2,486,903	2,057,171	37,525,950	36,173,185	530,362	487,506
Transactions in Fund Shares – Class I Shares:
Shares sold	46,977	44,767	23,049,685	35,686,734	627,941	778,300
Reinvested dividends and distributions	277,834	96,084	13,375,489	5,355,149	438,676	443,714
Shares repurchased	(119,014)	(1,084,980)	(71,226,785)	(77,666,077)	(321,944)	(1,179,029)
Net Increase/(Decrease) in Fund Shares	205,797	(944,129)	(34,801,611)	(36,624,194)	744,673	42,985
Shares Outstanding, Beginning of Period	2,621,044	3,565,173	126,272,397	162,896,591	5,478,089	5,435,104
Shares Outstanding, End of Period	2,826,841	2,621,044	91,470,786	126,272,397	6,222,762	5,478,089
Transactions in Fund Shares – Class L Shares:
Shares sold	N/A	N/A	24,139	44,650	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	117,431	54,174	N/A	N/A
Shares repurchased	N/A	N/A	(240,733)	(699,788)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(99,163)	(600,964)	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	1,002,884	1,603,848	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	903,721	1,002,884	N/A	N/A
Transactions in Fund Shares – Class N Shares:
Shares sold	167,449	925,096	9,263,844	11,076,718	N/A	N/A
Reinvested dividends and distributions	290,486	200,310	1,647,764	235,910	N/A	N/A
Shares repurchased	(720,134)	(2,945,635)	(4,264,457)	(3,086,504)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(262,199)	(1,820,229)	6,647,151	8,226,124	N/A	N/A
Shares Outstanding, Beginning of Period	3,151,894	4,972,123	9,247,650	1,021,526	N/A	N/A
Shares Outstanding, End of Period	2,889,695	3,151,894	15,894,801	9,247,650	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	1,208,749	2,200,953	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	705,044	270,218	N/A	N/A
Shares repurchased	N/A	N/A	(3,638,728)	(3,340,440)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(1,724,935)	(869,269)	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	6,852,659	7,721,928	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	5,127,724	6,852,659	N/A	N/A

Janus Value Funds | 109

Notes to Financial Statements (continued)

	Perkins Large Cap		Perkins Mid Cap		Perkins Select
	Value Fund		Value Fund		Value Fund
For the years ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	–	–	5,098,037	8,631,270	–	–
Reinvested dividends and distributions	1,321	861	3,002,312	1,459,065	74	74
Shares repurchased	(17,369)	(20,825)	(22,223,782)	(18,445,630)	–	–
Net Increase/(Decrease) in Fund Shares	(16,048)	(19,964)	(14,123,433)	(8,355,295)	74	74
Shares Outstanding, Beginning of Period	30,713	50,677	29,655,323	38,010,618	1,074	1,000
Shares Outstanding, End of Period	14,665	30,713	15,531,890	29,655,323	1,148	1,074
Transactions in Fund Shares – Class T Shares:
Shares sold	74,047	78,354	17,778,672	32,336,021	57,101	28,872
Reinvested dividends and distributions	20,969	5,824	27,339,038	11,421,015	9,113	8,354
Shares repurchased	(47,417)	(56,826)	(118,113,969)	(107,157,087)	(24,379)	(18,833)
Net Increase/(Decrease) in Fund Shares	47,599	27,352	(72,996,259)	(63,400,051)	41,835	18,393
Shares Outstanding, Beginning of Period	196,509	169,157	232,558,610	295,958,661	115,306	96,913
Shares Outstanding, End of Period	244,108	196,509	159,562,351	232,558,610	157,141	115,306

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands

110 | JUNE 30, 2014

	Perkins Small Cap		Perkins Value Plus
	Value Fund		Income Fund
For the years ended June 30	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	964,548	1,296,588	30,571	66,748
Reinvested dividends and distributions	184,756	233,300	41,380	22,370
Shares repurchased	(2,731,934)	(3,343,932)	(64,110)	(24,192)
Net Increase/(Decrease) in Fund Shares	(1,582,630)	(1,814,044)	7,841	64,926
Shares Outstanding, Beginning of Period	4,896,833	6,710,877	530,665	465,739
Shares Outstanding, End of Period	3,314,203	4,896,833	538,506	530,665
Transactions in Fund Shares – Class C Shares:
Shares sold	32,880	49,482	56,341	28,234
Reinvested dividends and distributions	28,363	29,066	36,146	18,017
Shares repurchased	(188,239)	(372,166)	(30,356)	(20,063)
Net Increase/(Decrease) in Fund Shares	(126,996)	(293,618)	62,131	26,188
Shares Outstanding, Beginning of Period	748,538	1,042,156	468,519	442,331
Shares Outstanding, End of Period	621,542	748,538	530,650	468,519
Transactions in Fund Shares – Class D Shares:
Shares sold	131,584	158,959	859,867	630,777
Reinvested dividends and distributions	181,415	176,578	172,745	90,296
Shares repurchased	(478,596)	(610,541)	(459,110)	(401,497)
Net Increase/(Decrease) in Fund Shares	(165,597)	(275,004)	573,502	319,576
Shares Outstanding, Beginning of Period	3,168,735	3,443,739	2,122,880	1,803,304
Shares Outstanding, End of Period	3,003,138	3,168,735	2,696,382	2,122,880
Transactions in Fund Shares – Class I Shares:
Shares sold	4,589,312	9,827,284	214,485	33,548
Reinvested dividends and distributions	1,537,842	2,435,417	71,868	42,119
Shares repurchased	(18,017,316)	(34,156,345)	(253,647)	(78,227)
Net Increase/(Decrease) in Fund Shares	(11,890,162)	(21,893,644)	32,706	(2,560)
Shares Outstanding, Beginning of Period	34,672,218	56,565,862	846,573	849,133
Shares Outstanding, End of Period	22,782,056	34,672,218	879,279	846,573
Transactions in Fund Shares – Class L Shares:
Shares sold	443,573	1,380,238	N/A	N/A
Reinvested dividends and distributions	494,047	571,822	N/A	N/A
Shares repurchased	(2,774,405)	(5,466,482)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(1,836,785)	(3,514,422)	N/A	N/A
Shares Outstanding, Beginning of Period	9,551,047	13,065,469	N/A	N/A
Shares Outstanding, End of Period	7,714,262	9,551,047	N/A	N/A
Transactions in Fund Shares – Class N Shares:
Shares sold	3,494,784	11,794,759	N/A	N/A
Reinvested dividends and distributions	770,142	170,566	N/A	N/A
Shares repurchased	(7,466,652)	(1,931,362)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(3,201,726)	10,033,963	N/A	N/A
Shares Outstanding, Beginning of Period	10,615,929	581,966	N/A	N/A
Shares Outstanding, End of Period	7,414,203	10,615,929	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	199,684	325,286	N/A	N/A
Reinvested dividends and distributions	54,077	63,045	N/A	N/A
Shares repurchased	(668,025)	(622,995)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(414,264)	(234,664)	N/A	N/A
Shares Outstanding, Beginning of Period	1,303,260	1,537,924	N/A	N/A
Shares Outstanding, End of Period	888,996	1,303,260	N/A	N/A

Janus Value Funds | 111

Notes to Financial Statements (continued)

	Perkins Small Cap		Perkins Value Plus
	Value Fund		Income Fund
For the years ended June 30	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	756,511	761,309	9	–
Reinvested dividends and distributions	189,138	208,124	31,050	17,387
Shares repurchased	(1,698,306)	(2,010,628)	–	–
Net Increase/(Decrease) in Fund Shares	(752,657)	(1,041,195)	31,059	17,387
Shares Outstanding, Beginning of Period	3,437,045	4,478,240	381,123	363,736
Shares Outstanding, End of Period	2,684,388	3,437,045	412,182	381,123
Transactions in Fund Shares – Class T Shares:
Shares sold	2,630,440	4,081,929	271,504	78,592
Reinvested dividends and distributions	1,769,694	2,169,949	43,779	23,203
Shares repurchased	(13,995,877)	(14,281,221)	(75,650)	(57,650)
Net Increase/(Decrease) in Fund Shares	(9,595,743)	(8,029,343)	239,633	44,145
Shares Outstanding, Beginning of Period	35,768,776	43,798,119	496,989	452,844
Shares Outstanding, End of Period	26,173,033	35,768,776	736,622	496,989

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands

112 | JUNE 30, 2014

7.	Purchases and Sales of Investment Securities

For the year ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$44,834,338	$44,007,600	$–	$–
Perkins Mid Cap Value Fund	4,915,670,066	8,771,070,669	–	–
Perkins Select Value Fund	65,848,921	55,529,403	–	–
Perkins Small Cap Value Fund	1,381,720,638	2,140,457,506	–	–
Perkins Value Plus Income Fund	36,075,321	36,453,292	27,016,865	20,717,719

8.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Value Funds | 113

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund (five of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30 2014 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 14, 2014

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

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Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

122 | JUNE 30, 2014

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Value Funds | 123

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

124 | JUNE 30, 2014

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Value Funds | 125

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

126 | JUNE 30, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Value Funds | 127

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

128 | JUNE 30, 2014

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended June 30, 2014:

Capital Gain Distributions

Fund

Perkins Large Cap Value Fund	$10,834,966
Perkins Mid Cap Value Fund	1,078,700,530
Perkins Select Value Fund	3,293,138
Perkins Small Cap Value Fund	114,757,270
Perkins Value Plus Income Fund	2,490,434

Dividends Received Deduction Percentage

Fund

Perkins Large Cap Value Fund	100%
Perkins Mid Cap Value Fund	56%
Perkins Select Value Fund	50%
Perkins Small Cap Value Fund	27%
Perkins Value Plus Income Fund	56%

Qualified Dividend Income Percentage

Fund

Perkins Large Cap Value Fund	100%
Perkins Mid Cap Value Fund	57%
Perkins Select Value Fund	62%
Perkins Small Cap Value Fund	27%
Perkins Value Plus Income Fund	69%

Janus Value Funds | 129

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

130 | JUNE 30, 2014

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Value Funds | 131

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

132 | JUNE 30, 2014

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

Janus Value Funds | 133

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery† 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-7/14	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
† Ms. Beery has announced her intention to retire in third quarter 2014.

134 | JUNE 30, 2014

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Value Funds | 135

Notes

136 | JUNE 30, 2014

Notes

Janus Value Funds | 137

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70764	125-02-93007 08-14

Item 2 - Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 - Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman) and William D. Stewart who are each “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 - Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee(or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
June 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2014	$914,081	$7,396	$203,207	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2013	$846,931	$5,500	$218,880	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
June 30	Service Providers	Service Providers	Providers
2014	$30,986	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2013	$23,210	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
June 30	(A)	(B)	(C)	and (C)1
2014	$0	$0	$0	$0
2013	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 -	Audit Committee of Listed Registrants
Not applicable.
Item 6 -	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable to this Registrant.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies Not applicable to this Registrant.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant.

Item 10 -	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 -	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 -	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: August 29, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: August 29, 2014

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund
(Principal Accounting Officer and Principal Financial Officer)
Date: August 29, 2014